FIDELITY(REGISTERED TRADEMARK)
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)

AIR TRANSPORTATION
AUTOMOTIVE
BANKING (FORMERLY REGIONAL BANKS)
BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT
BUSINESS SERVICES AND OUTSOURCING
CHEMICALS
COMPUTERS
CONSTRUCTION AND HOUSING
CONSUMER INDUSTRIES
CYCLICAL INDUSTRIES
DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS
ELECTRONICS
ENERGY
ENERGY SERVICE
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
FOOD AND AGRICULTURE
GOLD
HEALTH CARE
HOME FINANCE
INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS
INSURANCE
LEISURE
MEDICAL DELIVERY
MEDICAL EQUIPMENT AND SYSTEMS
MONEY MARKET
MULTIMEDIA
NATURAL GAS
NATURAL RESOURCES
PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS (ANNUAL ONLY)
RETAILING
SOFTWARE AND COMPUTER SERVICES
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES GROWTH

ANNUAL REPORT
FOR THE YEAR ENDING
FEBRUARY 29, 2000
AND
PROSPECTUS
DATED APRIL 29, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS



PERFORMANCE OVERVIEW       A-4

FUND UPDATES*

CONSUMER SECTOR            A-6                            CONSUMER INDUSTRIES
                           A-14                           FOOD AND AGRICULTURE
                           A-20                           LEISURE
                           A-26                           MULTIMEDIA
                           A-32                           RETAILING

CYCLICALS SECTOR           A-37                           AIR TRANSPORTATION
                           A-42                           AUTOMOTIVE
                           A-47                           CHEMICALS
                           A-52                           CONSTRUCTION AND HOUSING
                           A-58                           CYCLICAL INDUSTRIES
                           A-65                           DEFENSE AND AEROSPACE
                           A-71                           ENVIRONMENTAL SERVICES
                           A-76                           INDUSTRIAL EQUIPMENT
                           A-82                           INDUSTRIAL MATERIALS
                           A-88                           PAPER AND FOREST PRODUCTS
                           A-93                           TRANSPORTATION

FINANCIAL SERVICES SECTOR  A-98                           BANKING
                           A-103                          BROKERAGE AND INVESTMENT MANAGEMENT
                           A-109                          FINANCIAL SERVICES
                           A-115                          HOME FINANCE
                           A-121                          INSURANCE

HEALTH CARE SECTOR         A-126                          BIOTECHNOLOGY
                           A-132                          HEALTH CARE
                           A-138                          MEDICAL DELIVERY
                           A-144                          MEDICAL EQUIPMENT AND SYSTEMS

NATURAL RESOURCES SECTOR   A-149                          ENERGY
                           A-155                          ENERGY SERVICE
                           A-160                          GOLD
                           A-166                          NATURAL RESOURCES
                           A-172                          PRECIOUS METALS AND MINERALS


* FUND UPDATES FOR EACH SELECT PORTFOLIO INCLUDE: PERFORMANCE AND
INVESTMENT SUMMARY, MANAGER'S OVERVIEW, INVESTMENTS, AND FINANCIAL
STATEMENTS.

TECHNOLOGY SECTOR              A-176                          BUSINESS SERVICES AND OUTSOURCING
                               A-181                          COMPUTERS
                               A-187                          DEVELOPING COMMUNICATIONS
                               A-193                          ELECTRONICS
                               A-199                          SOFTWARE AND COMPUTER SERVICES
                               A-205                          TECHNOLOGY

UTILITIES SECTOR               A-212                          NATURAL GAS
                               A-218                          TELECOMMUNICATIONS
                               A-224                          UTILITIES GROWTH

                               A-230                          MONEY MARKET

NOTES TO FINANCIAL STATEMENTS  A-236                          FOOTNOTES TO THE FINANCIAL
                                                              STATEMENTS

REPORT OF INDEPENDENT          A-240                          THE AUDITORS' OPINION
ACCOUNTANTS

DISTRIBUTIONS                  A-241

PROXY VOTING RESULTS           A-242

FIDELITY SELECT PORTFOLIOS     P-1
PROSPECTUS


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

BECAUSE OF THEIR NARROW FOCUS, SECTOR FUNDS TEND TO BE MORE VOLATILE THAN FUNDS THAT DIVERSIFY ACROSS MANY SECTORS AND COMPANIES.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

DEAR SHAREHOLDER:

The threat of inflation that overhung the investment landscape for nearly all of the 12-month period ending February 29, 2000, never fully materialized. Four pre-emptive interest-rate hikes by the Federal Reserve Board helped keep inflation at bay. But what did emerge from this environment was unparalleled momentum in technology that spurred the sector's rise to unprecedented heights. Phrases such as "new economy," "e-commerce" and "dot.com" rolled off of investors' tongues, while their dollars rolled into technology stocks and mutual funds. On the other hand, save for a short-lived cyclical and value rally in the early stages of the period, the stocks of more traditional, stable growers saw their share prices tumble to seemingly unjustified levels given their strong earnings growth rates. U.S. equity market indexes told the tale of this performance divergence. The broad-based Standard & Poor's 500SM Index - a large-capitalization index of 500 widely held stocks - returned 11.73% during the 12-month period. Meanwhile, the narrower, technology-focused NASDAQ Composite Index returned 105.81%. Even the small-cap oriented Russell 2000(registered trademark) Index got in on the tech rally, gaining 49.28%, while blue chips lagged behind with a 10.47% return, as measured by the Dow Jones Industrial Average.

Of the 39 Select equity portfolios, 19 topped the S&P 500's(registered trademark) 12-month return, while 25 of the 39 beat their respective Goldman Sachs index - a measure of the performance of companies within the Select Portfolios' sector concentrations. The best performer for the period was Select Technology, which gained 184.11%. Select Food & Agriculture posted the lowest return, falling 27.86%. Select Precious Metals and Minerals merged with Select Gold on the final day of the period, February 29, 2000.

In addition to the rush into technology stocks, another significant development during the period was a dramatic improvement in the global economy. This spurred greater demand for commodities, which enhanced the prospects for extractive industries - such as mining and oil and natural gas drilling - where many stocks were selling at steep discounts to the market averages. At the same time, the price of oil began to surge. With OPEC's production cuts and growing global demand, the price of oil jumped from approximately $11 per barrel at the beginning of the period to around $30 per barrel by the end of February.

Fears of an overheating domestic economy - and thus, inflation - quickly put an end to the value rally, however. In May, the Fed switched from a neutral bias to one favoring a hike in the federal funds target rate, and later followed through with four 0.25 percentage point increases in June, August, November and February.

Turning to individual sector performance for the 12-month period, the CONSUMER sector turned in mixed results. Multimedia and Leisure each benefited from the strong performance of advertising-driven companies. Rising interest rates put a damper on Retailing, which underperformed its benchmarks. A lack of volume growth and pricing power detracted from Food and Agriculture, while rising interest rates and compelling technology returns subdued the performance of Consumer Industries.

While eight of the 11 Select CYCLICAL Portfolios beat their Goldman Sachs benchmark, this sector also struggled to compete with the more glamorous technology issues. Paper and Forest Products did very well as the global economic recovery spurred demand. Cautious investor sentiment about continued economic growth caused Industrial Materials to drop into negative territory. Chemicals soundly beat its Goldman Sachs index, helped by its exposure to the overseas rally. Cyclical Industries had a slightly positive return, gained mostly from the cyclical rally early in the period. Several large defense contractors missed their earnings targets, detracting from Defense and Aerospace. A sizable weighting in semiconductor stocks benefited Industrial Equipment. Air Transportation and Transportation had a solid first half, then pulled back somewhat due to soaring jet fuel prices. Although auto sales were strong, fears of further Fed rate hikes negatively affected Automotive. Construction and Housing fell from the effects of interest-rate jitters on the housing market. Environmental Services posted a negative return due to poor merger integrations and missed earnings targets among solid waste companies.

FINANCIAL SERVICES stocks typically struggle in an environment of rising interest rates, which highlighted the past 12 months. The Fed's actions caused returns of Banking, Home Finance and Insurance to drop by more than 20%. Although Financial Services beat its Goldman Sachs benchmark, it too suffered a double-digit drop. Brokerage and Investment Management, on the other hand, reaped the benefits of record-breaking trading activity and its capital markets exposure.

After encountering a host of challenges in 1999, the HEALTH CARE sector demonstrated new signs of life in 2000. However, only Biotechnology delivered technology-like returns thanks to a number of research & development breakthroughs. Exposure to the biotech industry also helped Medical Equipment and Systems, as it returned over 25%. Conversely, Medical Delivery was felled by a variety of macro-economic factors, including federal budget cuts that reduced Medicare reimbursements. Meanwhile, a poor year for pharmaceuticals contributed to the flat return of Health Care.

Higher oil prices, increased demand and restricted supply were a boon to most of the NATURAL RESOURCES sector. Natural Resources, Energy and Energy Service were all beneficiaries of this scenario. Once again, however, the relatively low prices of gold and excess supply fears left Gold and Precious Metals and Minerals with only single-digit returns.

What more can one say about TECHNOLOGY? Five of the six Fidelity Select Portfolios in this sector - Technology, Electronics, Developing Communications, Computers, and Software and Computer Services - generated one-year returns in excess of 100%. While Business Services and Outsourcing did beat the S&P 500, the Portfolio's focus on companies that provide outsourcing services naturally precluded it from owning the Internet and data-networking stocks that led the period's charge.

All of the Select Portfolios within the UTILITIES sector beat their Goldman Sachs and S&P 500 benchmarks. The explosion of data and wireless communications demand spurred a return of nearly 85% for Telecommunications. Utilities Growth jumped almost 30% on the strength of its wireless exposure, and Natural Gas was up nearly 45% as the price of and demand for natural gas surged during the past 12 months.

In the pages that follow, you'll find detailed summaries for each of the Select Portfolios. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.

Sincerely,

William R. Ebsworth
Group Leader, FMR Research
Select Group Leader

CUMULATIVE TOTAL RETURNS
FOR THE YEAR ENDED FEBRUARY 29, 2000


Technology                        184.11%    Row: 1, Col: 1, Value: 184.11
Electronics                       178.06%    Row: 2, Col: 1, Value: 178.06
Biotechnology                     173.22%    Row: 3, Col: 1, Value: 173.22
Developing Communications         166.12%    Row: 4, Col: 1, Value: 166.12
Energy Service                    121.24%    Row: 5, Col: 1, Value: 121.24
Computers                         119.58%    Row: 6, Col: 1, Value: 119.58
Software & Computer Services      100.83%    Row: 7, Col: 1, Value: 100.83
Telecommunications                 84.89%    Row: 8, Col: 1, Value: 84.89
Natural Resources                  48.42%    Row: 9, Col: 1, Value: 48.42
Energy                             44.89%    Row: 10, Col: 1, Value: 44.89
Natural Gas                        44.70%    Row: 11, Col: 1, Value: 44.7
Utilities Growth                   29.76%    Row: 12, Col: 1, Value: 29.76
Multimedia                         27.62%    Row: 13, Col: 1, Value: 27.62
Medical Equipment & Systems        25.68%    Row: 14, Col: 1, Value: 25.68
Paper & Forest Products            20.16%    Row: 15, Col: 1, Value: 20.16
Brokerage & Investment Management  19.14%    Row: 16, Col: 1, Value: 19.14
Industrial Equipment               18.98%    Row: 17, Col: 1, Value: 18.98
Leisure                            13.89%    Row: 18, Col: 1, Value: 13.89
Business Services & Outsourcing    12.15%    Row: 19, Col: 1, Value: 12.15
S&P 500                            11.73%    Row: 20, Col: 2, Value: 11.73
Chemicals                          11.10%    Row: 21, Col: 1, Value: 11.1
Air Transportation                  8.50%    Row: 22, Col: 1, Value: 8.5
Gold                                5.16%    Row: 23, Col: 1, Value: 5.159999999999999
Precious Metals & Minerals          5.02%    Row: 24, Col: 1, Value: 5.02
Defense and Aerospace               3.24%    Row: 25, Col: 1, Value: 3.24
Transportation                      2.15%    Row: 26, Col: 1, Value: 2.15
Cyclical Industries                 1.40%    Row: 27, Col: 1, Value: 1.4
Health Care                         1.15%    Row: 28, Col: 1, Value: 1.15
Industrial Materials               -3.22%    Row: 29, Col: 1, Value: -3.22
Consumer Industries                -4.55%    Row: 30, Col: 1, Value: -4.55
Retailing                         -12.15%    Row: 31, Col: 1, Value: -12.15
Financial Services                -14.53%    Row: 32, Col: 1, Value: -14.53
Automotive                        -17.40%    Row: 33, Col: 1, Value: -17.4
Construction & Housing            -18.28%    Row: 34, Col: 1, Value: -18.28
Medical Delivery                  -19.60%    Row: 35, Col: 1, Value: -19.6
Banking                           -22.07%    Row: 36, Col: 1, Value: -22.07
Insurance                         -22.12%    Row: 37, Col: 1, Value: -22.12
Home Finance                      -24.88%    Row: 38, Col: 1, Value: -24.88
Environmental Services            -25.00%    Row: 39, Col: 1, Value: -25.0
Food & Agriculture                -27.86%    Row: 40, Col: 1, Value: -27.86


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURNS INCLUDE CHANGES IN A FUND'S SHARE PRICE, PLUS REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS BUT DO NOT INCLUDE SELECT'S 3% SALES CHARGE, AND CERTAIN FEES PAID BY SHAREHOLDERS UPON EXCHANGE OR REDEMPTION. FIGURES FOR THE STANDARD & POOR'S 500 INDEX, A MARKET CAPITALIZATION-WEIGHTED INDEX OF COMMON STOCKS, INCLUDE REINVESTMENT OF DIVIDENDS. S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S. ALL PERFORMANCE NUMBERS ARE HISTORICAL; EACH EQUITY FUND'S SHARE PRICE AND RETURN WILL VARY AND SHAREHOLDERS MAY HAVE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES FOR SOME OF THE FUNDS, THOSE RETURNS WOULD HAVE BEEN LOWER.

CONSUMER INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,         PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
2000

SELECT CONSUMER INDUSTRIES         -4.55%       142.42%       324.17%

SELECT CONSUMER INDUSTRIES         -7.48%       135.07%       311.37%
(LOAD ADJ.)

S&P 500                            11.73%       206.94%       381.66%

GS Consumer Industries             -5.41%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 301 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
2000

SELECT CONSUMER INDUSTRIES   -4.55%       19.37%        16.12%

SELECT CONSUMER INDUSTRIES   -7.48%       18.64%        15.76%
(LOAD ADJ.)

S&P 500                      11.73%       25.14%        17.66%

GS Consumer Industries       -5.41%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Consumer Industries         S&P 500
             00517                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       9670.90                     9968.00
  1990/08/31       8943.40                     9066.89
  1990/09/30       8439.00                     8625.34
  1990/10/31       8749.40                     8588.25
  1990/11/30       9234.40                     9143.05
  1990/12/31       9593.72                     9398.14
  1991/01/31       9808.43                     9807.90
  1991/02/28      10569.68                    10509.16
  1991/03/31      11077.18                    10763.48
  1991/04/30      10950.31                    10789.32
  1991/05/31      11477.33                    11255.41
  1991/06/30      10911.27                    10739.92
  1991/07/31      11623.72                    11240.40
  1991/08/31      12101.94                    11506.79
  1991/09/30      11994.59                    11314.63
  1991/10/31      12375.21                    11466.25
  1991/11/30      11857.95                    11004.16
  1991/12/31      13290.07                    12263.03
  1992/01/31      13379.46                    12034.94
  1992/02/29      13836.37                    12191.39
  1992/03/31      13677.45                    11953.66
  1992/04/30      13717.18                    12305.10
  1992/05/31      13627.78                    12365.39
  1992/06/30      13015.69                    12181.15
  1992/07/31      13388.15                    12679.36
  1992/08/31      13253.65                    12419.43
  1992/09/30      13377.81                    12565.98
  1992/10/31      13595.08                    12609.96
  1992/11/30      14246.90                    13039.96
  1992/12/31      14427.78                    13200.35
  1993/01/31      14331.67                    13311.24
  1993/02/28      13851.10                    13492.27
  1993/03/31      14662.73                    13776.96
  1993/04/30      14566.61                    13443.55
  1993/05/31      15719.98                    13803.84
  1993/06/30      15730.66                    13843.87
  1993/07/31      15880.17                    13788.50
  1993/08/31      16916.07                    14311.08
  1993/09/30      17289.85                    14200.89
  1993/10/31      17823.81                    14494.84
  1993/11/30      17428.68                    14357.14
  1993/12/31      17987.73                    14530.86
  1994/01/31      17835.98                    15024.91
  1994/02/28      17789.29                    14617.74
  1994/03/31      16645.36                    13980.40
  1994/04/30      16823.06                    14159.35
  1994/05/31      16600.01                    14391.57
  1994/06/30      15684.31                    14038.97
  1994/07/31      16106.94                    14499.45
  1994/08/31      17046.12                    15093.93
  1994/09/30      16729.15                    14724.13
  1994/10/31      17057.86                    15055.42
  1994/11/30      16224.34                    14507.10
  1994/12/31      16716.09                    14722.24
  1995/01/31      16569.67                    15103.99
  1995/02/28      16972.32                    15692.59
  1995/03/31      17435.98                    16155.68
  1995/04/30      17815.10                    16631.47
  1995/05/31      18145.91                    17296.23
  1995/06/30      18133.66                    17698.02
  1995/07/31      18893.31                    18284.88
  1995/08/31      18856.56                    18330.78
  1995/09/30      19861.26                    19104.34
  1995/10/31      20755.69                    19036.14
  1995/11/30      21980.94                    19871.82
  1995/12/31      21446.67                    20254.55
  1996/01/31      21446.67                    20944.02
  1996/02/29      22065.08                    21138.17
  1996/03/31      22844.29                    21341.73
  1996/04/30      23611.12                    21656.31
  1996/05/31      24835.58                    22214.82
  1996/06/30      24711.90                    22299.46
  1996/07/31      22015.61                    21314.27
  1996/08/31      22361.92                    21763.79
  1996/09/30      23809.01                    22988.66
  1996/10/31      23994.54                    23622.68
  1996/11/30      24674.80                    25408.32
  1996/12/31      24266.64                    24904.98
  1997/01/31      25355.05                    26461.05
  1997/02/28      25552.95                    26668.50
  1997/03/31      24798.48                    25572.69
  1997/04/30      24984.00                    27099.38
  1997/05/31      26715.57                    28749.19
  1997/06/30      28026.61                    30037.16
  1997/07/31      29646.86                    32427.21
  1997/08/31      28929.50                    30610.64
  1997/09/30      31836.05                    32287.18
  1997/10/31      31205.27                    31208.79
  1997/11/30      32541.05                    32653.45
  1997/12/31      33501.90                    33214.11
  1998/01/31      33331.18                    33581.45
  1998/02/28      35865.82                    36003.35
  1998/03/31      37888.28                    37847.08
  1998/04/30      37655.37                    38227.82
  1998/05/31      37857.53                    37570.69
  1998/06/30      39717.39                    39096.81
  1998/07/31      38976.14                    38680.43
  1998/08/31      33410.05                    33088.01
  1998/09/30      33612.21                    35207.63
  1998/10/31      37709.28                    38071.42
  1998/11/30      39825.21                    40378.93
  1998/12/31      42711.33                    42705.56
  1999/01/31      43537.91                    44491.51
  1999/02/28      43104.29                    43108.71
  1999/03/31      43781.82                    44833.49
  1999/04/30      44389.79                    46569.89
  1999/05/31      43600.58                    45470.38
  1999/06/30      45386.69                    47993.98
  1999/07/31      43946.72                    46495.61
  1999/08/31      42215.99                    46265.46
  1999/09/30      41246.78                    44997.32
  1999/10/31      43392.89                    47844.75
  1999/11/30      44085.18                    48817.43
  1999/12/31      47042.51                    51692.78
  2000/01/31      43717.44                    49095.74
  2000/02/29      41137.00                    48166.35
IMATRL PRASUN   SHR__CHT 20000229 20000309 111400 R00000000000119

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $41,137 - a 311.37% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,166
- a 381.66% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Wal-Mart Stores, Inc.           7.0

Home Depot, Inc.                6.4

Procter & Gamble Co.            6.3

The Coca-Cola Co.               3.6

Walt Disney Co.                 3.5

Time Warner, Inc.               3.5

AT&T Corp. - Liberty Media      2.8
Group Class A

CBS Corp.                       2.1

MediaOne Group, Inc.            2.1

Philip Morris Companies, Inc.   2.0

                                39.3

TOP INDUSTRIES AS OF FEBRUARY 29, 2000

% OF FUND'S NET ASSETS

Broadcasting               17.4%    Row: 1, Col: 6, Value: 17.4
General Merchandise Stores 11.4%    Row: 1, Col: 5, Value: 11.4
Household Products         10.6%    Row: 1, Col: 4, Value: 10.6
Retail & Wholesale,
Miscellaneous              10.4%    Row: 1, Col: 3, Value: 10.4
Beverages                   9.3%    Row: 1, Col: 2, Value: 9.300000000000001
*All Others                40.9%    Row: 1, Col: 1, Value: 40.9

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

(photograph of John Porter)

John Porter, Portfolio Manager of Fidelity Select Consumer Industries
Portfolio

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the 12 months that ended February 29, 2000, the fund posted a return of -4.55%, outpacing the Goldman Sachs Consumer Industries Index - an index of 301 stocks designed to measure the performance of companies in the consumer industries sector - which declined 5.41%. The Standard & Poor's 500 Index returned 11.73% during this same time frame.

Q. WITH HISTORICALLY HIGH LEVELS OF CONSUMER SPENDING FUELING THE
ECONOMY, THE SECTOR STILL SEEMED TO STRUGGLE. WHY?

A. It's true that consumer spending was very strong, and many consumer companies benefited from it. But the growth, which was attractive on an absolute basis, was simply not all that exciting on a relative basis. We're living in an environment where investors are expecting the market to continue to deliver growth in the mid-teens or better, and there were really only one or two sectors that could do that - technology and telecommunications. Rising interest rates also proved troubling for consumer stocks, but to a much lesser degree than the relative attractiveness of the tech and telecom sectors.

Q. WHAT FACTORS ALLOWED THE FUND TO BEAT THE GOLDMAN SACHS INDEX
DURING THE 12-MONTH PERIOD?

A. Some good stock picks, coupled with strong industry positioning, gave us the upper hand during the period. We gained an advantage by maintaining an underweighting in soft drinks, most notably Coca-Cola, which continued to grapple with local market challenges and falling sales volumes. The fund benefited from its overexposure to Procter & Gamble, which rallied in response to recovering global economies and a company-wide reorganization. Having a smaller stake than the index in retail department stores and foods, and a larger position in broadcasting stocks, also helped. However, the fund's overweighting in supermarkets and tobacco, both of which performed poorly, tempered its gains.

Q. HAVE YOU MADE ANY NOTABLE CHANGES SINCE TAKING OVER THE FUND ON SEPTEMBER 1, 1999?

A. As the period progressed, I became increasingly confident in the state of the U.S. economy. So, I was more comfortable building up my exposure on the domestic front, rotating away from defensive areas such as supermarkets, and into more offensive high-growth retail, advertising and media stocks. I did add modestly to the fund's stake in multinationals as a play on the developing recoveries overseas.

Q. HOW DID THE FUND'S INVESTMENTS IN THE VARIOUS CONSUMER INDUSTRIES INFLUENCE PERFORMANCE?

A. Our exposure to high-growth retailers Wal-Mart, Home Depot and Costco, as well as our avoidance of weak department store benchmark issues Sears, Kmart and J.C. Penney, served us well. I cut back on the fund's exposure to supermarkets, a group in part felled by execution problems related to merger activity, but those we did own - such as Kroger, Albertson's and Safeway - really hurt. In advertising and media, I stepped up our weighting in radio stocks - big beneficiaries of Internet advertising - such as AMFM, which helped. Our out-of-benchmark positioning in consumer-electronics provider Gemstar gave us an additional lift. Finally, in terms of food stocks, not holding Campbell Soup and having less ConAgra - a top food conglomerate supplying well-known brands such as Banquet, Peter Pan and Wesson - than the benchmark also added meaningfully to returns.

Q. WHAT OTHER STOCKS WORKED OUT WELL FOR THE FUND? WHICH DISAPPOINTED?

A. CBS, Time Warner, MediaOne and Corning all were strong contributors. On the downside, our stake in Saks hurt, as the stock retreated - along with most department stores - in response to declining mall traffic. The fund no longer held Saks at the close of the period. As mentioned above, supermarket stocks also were big negatives, as was Philip Morris, which continued to languish on concerns surrounding tobacco-related litigation.

Q. WHAT'S YOUR OUTLOOK?

A. I'll continue to position the fund to further benefit from the robustness of the U.S. economy, which I believe still has legs. Globally, I feel it's too early to measure the sustainability of the recoveries we're watching unfold today. If I happen to see signs of deterioration domestically, I would consider adding more of the leading multinationals, which could help performance in the event of a slowdown.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 517

TRADING SYMBOL: FSCPX

SIZE: as of February 29, 2000, more than $63 million

MANAGER: John Porter, since September 1999;
manager, Fidelity Advisor Consumer Industries
Fund, since September 1999; several Fidelity
Select Portfolios, 1996-1999; joined Fidelity in 1995

CONSUMER INDUSTRIES PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.7%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 1.9%

Interpublic Group of              9,700                    $ 389,819
Companies, Inc.

Omnicom Group, Inc.               6,500                     612,219

TMP Worldwide, Inc. (a)           500                       67,969

Young & Rubicam, Inc.             2,000                     101,000

                                                            1,171,007

APPAREL STORES - 3.1%

Abercrombie & Fitch Co. Class     6,500                     95,469
A (a)

American Eagle Outfitters,        2,100                     53,550
Inc. (a)

AnnTaylor Stores Corp. (a)        3,100                     59,094

Claire's Stores, Inc.             3,300                     57,544

Gap, Inc.                         24,037                    1,161,288

Payless ShoeSource, Inc. (a)      1,200                     47,400

Talbots, Inc.                     1,800                     65,138

The Limited, Inc.                 8,601                     292,434

TJX Companies, Inc.               4,300                     68,531

Too, Inc. (a)                     1,285                     30,840

Venator Group, Inc. (a)           5,000                     28,438

                                                            1,959,726

AUTOS, TIRES, & ACCESSORIES -
0.1%

AutoNation, Inc. (a)              8,400                     63,525

BEVERAGES - 9.3%

Adolph Coors Co. Class B          2,700                     118,463

Anheuser-Busch Companies,         13,700                    878,513
Inc.

Canandaigua Brands, Inc.          3,000                     147,000
Class A (a)

Celestial Seasonings, Inc. (a)    14,100                    366,600

Coca-Cola Enterprises, Inc.       14,000                    327,250

Panamerican Beverages, Inc.       3,000                     51,188
Class A

Pepsi Bottling Group, Inc.        4,100                     68,675

PepsiCo, Inc.                     36,500                    1,177,125

Seagram Co. Ltd.                  8,100                     455,122

The Coca-Cola Co.                 47,500                    2,300,781

Whitman Corp.                     1                         13

                                                            5,890,730

BROADCASTING - 17.4%

Adelphia Communications Corp.     1,500                     82,406
 Class A (a)

American Tower Corp. Class A      1,000                     49,250
(a)

AMFM, Inc. (a)                    10,900                    668,988

AT&T Corp. - Liberty Media        34,300                    1,792,175
Group  Class A (a)

Cablevision Systems Corp.         2,900                     186,144
Class A (a)

CBS Corp. (a)                     22,212                    1,323,002

Clear Channel Communications,     6,638                     442,257
Inc. (a)

Comcast Corp.:

Class A                           2,300                     92,000

Class A (special)                 19,500                    828,750

Cox Communications, Inc.          14,300                    649,756
Class A (a)

E.W. Scripps Co. Class A          700                       30,188



                                 SHARES                    VALUE (NOTE 1)

EchoStar Communications Corp.     1,200                    $ 136,800
 Class A (a)

Entercom Communications Corp.     1,200                     50,475

Hearst-Argyle Television,         1,400                     29,138
Inc. (a)

Hispanic Broadcasting Corp.       1,400                     130,813
(a)

Infinity Broadcasting Corp.       13,000                    415,188
Class A (a)

MediaOne Group, Inc. (a)          16,600                    1,303,100

Time Warner, Inc.                 25,990                    2,222,145

UnitedGlobalCom, Inc. (a)         1,700                     177,650

Univision Communications,         700                       71,313
Inc.  Class A (a)

USA Networks, Inc. (a)            14,200                    318,613

                                                            11,000,151

BUILDING MATERIALS - 0.1%

Fortune Brands, Inc.              3,500                     76,563

CELLULAR - 0.4%

Crown Castle International        1,900                     61,275
Corp. (a)

Rogers Communications, Inc.       6,300                     214,259
Class B (non-vtg.) (a)

                                                            275,534

COMPUTER SERVICES & SOFTWARE
- 1.0%

America Online, Inc. (a)          1,800                     106,200

Circle.com (a)                    1,000                     9,438

Microsoft Corp. (a)               5,300                     473,688

Sykes Enterprises, Inc. (a)       3,000                     48,938

                                                            638,264

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Pitney Bowes, Inc.                1,600                     79,200

CONSUMER ELECTRONICS - 0.7%

Black & Decker Corp.              1,500                     49,406

Gemstar International Group       4,500                     341,438
Ltd. (a)

Whirlpool Corp.                   1,000                     54,313

                                                            445,157

DRUG STORES - 1.4%

CVS Corp.                         5,154                     180,390

Walgreen Co.                      27,800                    717,588

                                                            897,978

DRUGS & PHARMACEUTICALS - 0.3%

American Home Products Corp.      4,200                     182,700

ENTERTAINMENT - 6.7%

Carnival Corp.                    18,000                    518,625

Fox Entertainment Group, Inc.     2,600                     68,413
Class A

Hollywood Entertainment Corp.     2,500                     25,469
(a)

International Speedway Corp.      600                       26,550
Class A

Royal Caribbean Cruises Ltd.      5,800                     205,175

SFX Entertainment, Inc. Class     4,250                     163,625
A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ENTERTAINMENT - CONTINUED

Speedway Motorsports, Inc. (a)    1,200                    $ 36,750

Viacom, Inc.:

Class A (a)                       3,200                     177,200

Class B (non-vtg.) (a)            14,100                    786,075

Walt Disney Co.                   66,600                    2,231,100

                                                            4,238,982

FOODS - 3.7%

American Italian Pasta Co.        4,000                     91,250
Class A (a)

Bestfoods                         7,800                     327,113

Corn Products International,      5,350                     126,059
Inc.

Dean Foods Co.                    1,400                     37,975

Earthgrains Co.                   3,800                     57,000

General Mills, Inc.               4,500                     148,219

Groupe Danone                     170                       34,245

Hormel Foods Corp.                3,400                     56,738

IBP, Inc.                         4,200                     52,500

Keebler Foods Co. (a)             6,200                     157,325

Kellogg Co.                       3,000                     75,938

Nabisco Group Holdings Corp.      15,400                    132,825

Nabisco Holdings Corp. Class A    6,500                     190,125

Quaker Oats Co.                   8,400                     453,075

Sara Lee Corp.                    7,900                     118,500

Sysco Corp.                       8,300                     272,344

                                                            2,331,231

GENERAL MERCHANDISE STORES -
11.4%

Ames Department Stores, Inc.      6,200                     87,575
(a)

BJ's Wholesale Club, Inc. (a)     2,100                     65,100

Consolidated Stores Corp. (a)     11,628                    130,815

Costco Wholesale Corp. (a)        17,100                    848,588

Dollar General Corp.              6,875                     143,945

Dollar Tree Stores, Inc. (a)      1,500                     58,219

Federated Department Stores,      2,400                     88,050
Inc. (a)

Kohls Corp. (a)                   6,200                     470,038

Neiman Marcus Group, Inc.         572                       12,012
Class B (a)

Stein Mart, Inc. (a)              8,900                     38,381

Target Corp.                      15,300                    902,700

Wal-Mart Stores, Inc.             90,300                    4,396,457

                                                            7,241,880

GROCERY STORES - 2.1%

Albertson's, Inc.                 4,823                     118,164

Fleming Companies, Inc.           10,000                    154,375

Kroger Co. (a)                    19,500                    290,063

Safeway, Inc. (a)                 14,900                    574,581

U.S. Foodservice (a)              7,900                     139,731

Winn-Dixie Stores, Inc.           1,100                     17,738

                                                            1,294,652



                                 SHARES                    VALUE (NOTE 1)

HOME FURNISHINGS - 0.2%

Linens'n Things, Inc. (a)         4,800                    $ 94,500

HOUSEHOLD PRODUCTS - 10.6%

Avon Products, Inc.               23,600                    638,675

Clorox Co.                        14,156                    572,433

Colgate-Palmolive Co.             5,800                     302,688

Dial Corp.                        14,500                    208,438

Estee Lauder Companies, Inc.      9,600                     416,400

Gillette Co.                      8,900                     313,725

Procter & Gamble Co.              45,100                    3,968,800

Unilever NV                       12,000                    60,432

Unilever NV (NY Shares)           4,996                     227,318

Yankee Candle Co., Inc.           1,400                     18,200

                                                            6,727,109

LEASING & RENTAL - 0.1%

Hertz Corp. Class A               800                       28,650

LEISURE DURABLES & TOYS - 0.5%

Callaway Golf Co.                 5,200                     62,400

Harley-Davidson, Inc.             4,100                     279,313

                                                            341,713

LODGING & GAMING - 0.5%

Gtech Holdings Corp. (a)          1,800                     36,000

Marriott International, Inc.      2,200                     60,638
Class A

Mirage Resorts, Inc. (a)          5,400                     85,725

Prime Hospitality Corp. (a)       8,800                     74,800

Sun International Hotels Ltd.     800                       17,050
(a)

WMS Industries, Inc. (a)          4,200                     47,775

                                                            321,988

PACKAGING & CONTAINERS - 0.5%

Corning, Inc.                     1,200                     225,600

Tupperware Corp.                  5,300                     91,094

                                                            316,694

PAPER & FOREST PRODUCTS - 1.7%

Kimberly-Clark Corp.              20,300                    1,049,256

PHOTOGRAPHIC EQUIPMENT - 0.4%

Eastman Kodak Co.                 4,700                     269,369

PRINTING - 0.1%

R.R. Donnelley & Sons Co.         4,700                     89,888

PUBLISHING - 2.8%

Gannet Co., Inc.                  5,400                     352,013

Harcourt General, Inc.            2,300                     79,206

Harte Hanks Communications,       3,300                     71,981
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

PUBLISHING - CONTINUED

Knight-Ridder, Inc.               1,300                    $ 60,938

McGraw-Hill Companies, Inc.       7,500                     381,563

Meredith Corp.                    4,000                     114,500

Playboy Enterprises, Inc.         5,100                     112,519
Class B (a)

Reader's Digest Association,      4,300                     147,813
Inc.  Class A (non-vtg.)

The New York Times Co. Class A    6,800                     287,300

Tribune Co.                       4,700                     183,006

                                                            1,790,839

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

Pinnacle Holdings, Inc.           1,200                     70,200

RESTAURANTS - 2.9%

Brinker International, Inc.       3,000                     65,250
(a)

CEC Entertainment, Inc. (a)       2,700                     61,425

Darden Restaurants, Inc.          3,300                     43,519

Jack in the Box, Inc. (a)         5,100                     102,319

McDonald's Corp.                  38,700                    1,221,469

Outback Steakhouse, Inc. (a)      8,600                     224,675

Papa John's International,        3,100                     74,400
Inc. (a)

Starbucks Corp. (a)               1,400                     49,175

                                                            1,842,232

RETAIL & WHOLESALE,
MISCELLANEOUS - 10.4%

Alberto-Culver Co. Class A        5,100                     100,725

Bed Bath & Beyond, Inc. (a)       6,800                     192,950

Best Buy Co., Inc. (a)            3,300                     179,438

Chemdex Corp.                     900                       202,388

Circuit City Stores, Inc. -       8,100                     327,038
Circuit City Group

Drugstore.com, Inc.               1,500                     28,500

Home Depot, Inc.                  70,500                    4,075,781

Lowe's Companies, Inc.            17,500                    833,438

Office Depot, Inc. (a)            3,950                     48,141

Staples, Inc. (a)                 17,275                    466,425

Tiffany & Co., Inc.               900                       57,769

Webvan Group, Inc.                4,600                     52,325

Zale Corp. (a)                    700                       26,338

                                                            6,591,256

SECURITIES INDUSTRY - 0.1%

Macrovision Corp. (a)             300                       29,925

SERVICES - 1.9%

ACNielsen Corp. (a)               10,400                    176,150

Cendant Corp. (a)                 10,700                    190,594

H&R Block, Inc.                   3,200                     140,400

Manpower, Inc.                    4,500                     147,094

Modis Professional Services,      700                       11,025
Inc. (a)



                                 SHARES                    VALUE (NOTE 1)

NCO Group, Inc. (a)               3,400                    $ 79,475

Profit Recovery Group             3,000                     55,500
International, Inc. (a)

Snyder Communications, Inc.       1                         24
(SNC)

True North Communications         6,300                     233,100

Viad Corp.                        7,800                     182,813

                                                            1,216,175

TEXTILES & APPAREL - 1.1%

Jones Apparel Group, Inc. (a)     6,600                     149,325

Liz Claiborne, Inc.               5,200                     194,675

Mohawk Industries, Inc. (a)       1,500                     33,281

NIKE, Inc. Class B                7,300                     207,594

Pacific Sunwear of                1,100                     27,981
California, Inc. (a)

Shaw Industries, Inc.             2,500                     31,719

Tommy Hilfiger (a)                500                       5,813

WestPoint Stevens, Inc. Class     2,600                     43,225
A

                                                            693,613

TOBACCO - 2.1%

Philip Morris Companies, Inc.     62,000                    1,243,875

RJ Reynolds Tobacco Holdings,     4,900                     88,200
Inc.

                                                            1,332,075

TOTAL COMMON STOCKS                                         60,592,762
(Cost $51,229,870)

CASH EQUIVALENTS - 9.3%



Central Cash Collateral Fund,     2,758,800                 2,758,800
5.75% (b)

Taxable Central Cash Fund,        3,164,178                 3,164,178
5.66% (b)

TOTAL CASH EQUIVALENTS                                      5,922,978
(Cost $5,922,978)

TOTAL INVESTMENT PORTFOLIO -                                66,515,740
105.0%
(Cost $57,152,848)

NET OTHER ASSETS - (5.0)%                                   (3,185,090)

NET ASSETS - 100%                                         $ 63,330,650

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $66,003,499 and $77,986,566, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,823 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,622,525. The fund received cash collateral of $2,758,800 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $57,515,684. Net unrealized appreciation aggregated $9,000,056, of which $14,966,778 related to appreciated investment securities and $5,966,722 related to depreciated investment securities.

The fund hereby designates approximately $4,378,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 37% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

CONSUMER INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 66,515,740
value  (cost $57,152,848) -
See accompanying schedule

Receivable for fund shares                  108,015
sold

Dividends receivable                        32,540

Interest receivable                         20,187

Redemption fees receivable                  204

Other receivables                           8,606

 TOTAL ASSETS                               66,685,292

LIABILITIES

Payable for fund shares        $ 522,837
redeemed

Accrued management fee          32,513

Other payables and  accrued     40,492
expenses

Collateral on securities        2,758,800
loaned,  at value

 TOTAL LIABILITIES                          3,354,642

NET ASSETS                                 $ 63,330,650

Net Assets consist of:

Paid in capital                            $ 53,227,150

Accumulated undistributed net               740,697
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 9,362,803
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,224,934                  $ 63,330,650
shares outstanding

NET ASSET VALUE and                         $28.46
redemption price per share
($63,330,650 (divided by)
2,224,934 shares)

Maximum offering price per                  $29.34
share (100/97.00 of $28.46)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 614,401
Dividends

Special dividend from                           91,055
Unilever NV (NY Shares)

Interest                                        257,645

Security lending                                7,407

 TOTAL INCOME                                   970,508

EXPENSES

Management fee                   $ 432,129

Transfer agent fees               393,981

Accounting and security           61,184
lending fees

Non-interested trustees'          219
compensation

Custodian fees and expenses       18,682

Registration fees                 24,425

Audit                             12,437

Legal                             570

Miscellaneous                     127

 Total expenses before            943,754
reductions

 Expense reductions               (14,583)      929,171

NET INVESTMENT INCOME                           41,337

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            4,504,410

 Foreign currency transactions    925           4,505,335

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (7,292,420)

 Assets and liabilities in        (91)          (7,292,511)
foreign currencies

NET GAIN (LOSS)                                 (2,787,176)

NET INCREASE (DECREASE) IN                     $ (2,745,839)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 291,878
charges paid to FDC

 Sales charges - Retained by                   $ 288,479
FDC

 Deferred sales charges                        $ 326
withheld   by FDC

 Exchange fees withheld by FSC                 $ 4,172

 Expense reductions                            $ 14,345
  Directed brokerage
arrangements

  Custodian credits                             238

                                               $ 14,583

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 41,337                      $ (117,811)
income (loss)

 Net realized gain (loss)         4,505,335                     2,849,083

 Change in net unrealized         (7,292,511)                   10,439,435
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (2,745,839)                   13,170,707
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (42,261)                      -
From net investment income

 From net realized gain           (4,852,121)                   (2,388,067)

 TOTAL DISTRIBUTIONS              (4,894,382)                   (2,388,067)

Share transactions Net            32,937,853                    69,216,485
proceeds from sales of shares

 Reinvestment of distributions    4,772,156                     2,350,548

 Cost of shares redeemed          (49,036,030)                  (72,339,516)

 NET INCREASE (DECREASE) IN       (11,326,021)                  (772,483)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  52,792                        81,867

  TOTAL INCREASE (DECREASE)       (18,913,450)                  10,092,024
IN NET ASSETS

NET ASSETS

 Beginning of period              82,244,100                    72,152,076

 End of period                   $ 63,330,650                  $ 82,244,100

OTHER INFORMATION
Shares

 Sold                             1,041,150                     2,390,153

 Issued in reinvestment of        149,653                       82,715
distributions

 Redeemed                         (1,551,354)                   (2,529,261)

 Net increase (decrease)          (360,551)                     (56,393)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 G    1999      1998      1997      1996 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 31.81   $ 27.31   $ 20.66   $ 17.84   $ 13.91
period

Income from Investment
Operations

Net investment income (loss) C    .02 D     (.04)     (.22)     (.22)     .08

Net realized and unrealized       (1.29)    5.41      8.34      2.93      3.97
gain (loss)

Total from investment             (1.27)    5.37      8.12      2.71      4.05
operations

Less Distributions

 From net investment income       (.02)     -         -         -         (.02)

From net realized gain            (2.08)    (.90)     (1.52)    -         (.01)

In excess of net realized gain    -         -         -         -         (.20)

Total distributions               (2.10)    (.90)     (1.52)    -         (.23)

Redemption fees added to paid     .02       .03       .05       .11       .11
in capital

Net asset value, end of period   $ 28.46   $ 31.81   $ 27.31   $ 20.66   $ 17.84

TOTAL RETURN A, B                 (4.55)%   20.18%    40.36%    15.81%    30.01%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 63,331  $ 82,244  $ 72,152  $ 18,392  $ 22,362
(000 omitted)

Ratio of expenses to average      1.27%     1.34%     2.01%     2.49%     1.53% F
net assets

Ratio of expenses to average      1.25% E   1.32% E   1.97% E   2.44% E   1.48% E
net assets after expense
reductions

Ratio of net investment           .06%      (.15)%    (.90)%    (1.13)%   .46%
income (loss) to average net
assets

Portfolio turnover rate           96%       150%      199%      340%      601%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM UNILEVER NV (NY SHARES) WHICH AMOUNTED TO $.04 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
F DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FOR THE YEAR ENDED FEBRUARY 29

FOOD AND AGRICULTURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT FOOD AND AGRICULTURE    -27.86%      50.62%        204.44%

SELECT FOOD AND AGRICULTURE    -30.09%      46.03%        195.24%
(LOAD ADJ.)

S&P 500                        11.73%       206.94%       425.47%

GS Consumer Industries         -5.41%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 301 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT FOOD AND AGRICULTURE  -27.86%      8.54%         11.78%

SELECT FOOD AND AGRICULTURE  -30.09%      7.87%         11.43%
(LOAD ADJ.)

S&P 500                      11.73%       25.14%        18.05%

GS Consumer Industries       -5.41%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Food & Agriculture          S&P 500
             00009                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10119.24                    10265.00
  1990/04/30      10079.53                    10008.38
  1990/05/31      10957.73                    10984.19
  1990/06/30      11313.18                    10909.50
  1990/07/31      11308.72                    10874.59
  1990/08/31      10483.76                     9891.53
  1990/09/30      10149.31                     9409.81
  1990/10/31      10390.11                     9369.35
  1990/11/30      10818.20                     9974.61
  1990/12/31      11236.76                    10252.90
  1991/01/31      11559.26                    10699.92
  1991/02/28      12430.00                    11464.97
  1991/03/31      13038.14                    11742.42
  1991/04/30      12840.04                    11770.60
  1991/05/31      13309.96                    12279.09
  1991/06/30      12761.58                    11716.71
  1991/07/31      13295.66                    12262.71
  1991/08/31      13825.05                    12553.34
  1991/09/30      13581.43                    12343.69
  1991/10/31      13586.12                    12509.10
  1991/11/30      13492.42                    12004.98
  1991/12/31      15067.34                    13378.35
  1992/01/31      14842.74                    13129.52
  1992/02/29      14759.74                    13300.20
  1992/03/31      14432.61                    13040.85
  1992/04/30      14266.61                    13424.25
  1992/05/31      14393.55                    13490.03
  1992/06/30      14236.18                    13289.02
  1992/07/31      14786.05                    13832.55
  1992/08/31      14720.47                    13548.98
  1992/09/30      14967.66                    13708.86
  1992/10/31      15129.09                    13756.84
  1992/11/30      15709.23                    14225.94
  1992/12/31      15975.29                    14400.92
  1993/01/31      15980.45                    14521.89
  1993/02/28      15939.13                    14719.39
  1993/03/31      16372.99                    15029.97
  1993/04/30      15737.26                    14666.24
  1993/05/31      16232.75                    15059.30
  1993/06/30      16071.18                    15102.97
  1993/07/31      15871.90                    15042.56
  1993/08/31      16631.30                    15612.67
  1993/09/30      16577.44                    15492.45
  1993/10/31      17202.19                    15813.15
  1993/11/30      17002.92                    15662.92
  1993/12/31      17383.90                    15852.44
  1994/01/31      17909.66                    16391.43
  1994/02/28      17802.24                    15947.22
  1994/03/31      16971.21                    15251.92
  1994/04/30      16781.58                    15447.15
  1994/05/31      16659.64                    15700.48
  1994/06/30      16787.39                    15315.82
  1994/07/31      17350.64                    15818.18
  1994/08/31      18453.93                    16466.72
  1994/09/30      18488.77                    16063.29
  1994/10/31      18837.18                    16424.71
  1994/11/30      18378.44                    15826.52
  1994/12/31      18443.27                    16061.23
  1995/01/31      19220.78                    16477.70
  1995/02/28      19606.52                    17119.83
  1995/03/31      20052.53                    17625.04
  1995/04/30      20490.81                    18144.10
  1995/05/31      21226.13                    18869.32
  1995/06/30      21728.59                    19307.65
  1995/07/31      21967.57                    19947.89
  1995/08/31      21930.81                    19997.96
  1995/09/30      23652.67                    20841.88
  1995/10/31      23689.44                    20767.47
  1995/11/30      24620.84                    21679.16
  1995/12/31      25200.66                    22096.70
  1996/01/31      26239.99                    22848.87
  1996/02/29      27041.95                    23060.68
  1996/03/31      26586.44                    23282.76
  1996/04/30      26101.80                    23625.95
  1996/05/31      27064.63                    24235.26
  1996/06/30      27091.01                    24327.60
  1996/07/31      26721.70                    23252.80
  1996/08/31      25870.99                    23743.20
  1996/09/30      26748.08                    25079.47
  1996/10/31      27242.68                    25771.16
  1996/11/30      28614.38                    27719.21
  1996/12/31      28564.81                    27170.09
  1997/01/31      29799.57                    28867.68
  1997/02/28      30717.01                    29094.00
  1997/03/31      29916.83                    27898.53
  1997/04/30      31103.76                    29564.07
  1997/05/31      32019.67                    31363.93
  1997/06/30      33083.30                    32769.03
  1997/07/31      34272.49                    35376.46
  1997/08/31      32691.82                    33394.67
  1997/09/30      34656.58                    35223.70
  1997/10/31      34036.13                    34047.23
  1997/11/30      36362.82                    35623.28
  1997/12/31      37230.28                    36234.93
  1998/01/31      35978.12                    36635.68
  1998/02/28      37961.35                    39277.85
  1998/03/31      39415.72                    41289.27
  1998/04/30      38417.75                    41704.64
  1998/05/31      39291.44                    40987.74
  1998/06/30      40115.68                    42652.66
  1998/07/31      38673.26                    42198.41
  1998/08/31      34914.74                    36097.36
  1998/09/30      36851.70                    38409.76
  1998/10/31      40132.17                    41534.01
  1998/11/30      41755.92                    44051.38
  1998/12/31      43070.90                    46589.63
  1999/01/31      41326.08                    48538.00
  1999/02/28      40933.50                    47029.44
  1999/03/31      39572.54                    48911.09
  1999/04/30      39063.78                    50805.42
  1999/05/31      39108.44                    49605.90
  1999/06/30      39581.89                    52359.03
  1999/07/31      39394.30                    50724.38
  1999/08/31      38259.81                    50473.29
  1999/09/30      36276.70                    49089.82
  1999/10/31      36687.61                    52196.23
  1999/11/30      35901.51                    53257.37
  1999/12/31      34255.19                    56394.23
  2000/01/31      31624.45                    53560.99
  2000/02/29      29524.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000316 094919 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $29,524 - a 195.24% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                % OF FUND'S NET ASSETS

Anheuser-Busch Companies, Inc.   7.0

Safeway, Inc.                    6.2

Philip Morris Companies, Inc.    6.1

McDonald's Corp.                 5.6

Unilever NV (NY Shares)          4.8

The Coca-Cola Co.                4.4

PepsiCo, Inc.                    3.9

Kroger Co.                       3.7

Quaker Oats Co.                  3.1

Bestfoods                        2.8

                                 47.6

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Foods              35.9%           Row: 1, Col: 6, Value: 35.9
Beverages          22.2%           Row: 1, Col: 5, Value: 22.2
Grocery Stores     13.8%           Row: 1, Col: 4, Value: 13.8
Restaurants        10.1%           Row: 1, Col: 3, Value: 10.1
Tobacco             7.7%           Row: 1, Col: 2, Value: 7.7
*All Others        10.3%           Row: 1, Col: 1, Value: 10.3

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

FOOD & AGRICULTURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Matthew Fruhan)

NOTE TO SHAREHOLDERS: Matthew Fruhan became Portfolio Manager of
Fidelity Select Food and Agriculture Portfolio on November 1, 1999.

Q. HOW DID THE FUND PERFORM, MATTHEW?

A. For the 12 months that ended February 29, 2000, the fund returned
-27.86%. By comparison, the Goldman Sachs Consumer Industries Index - an index of 301 stocks designed to measure the performance of companies in the consumer industries sector - fell 5.41%. During the same period, the Standard & Poor's 500 Index returned 11.73%.

Q. WHY DID THE FUND UNDERPERFORM THE GOLDMAN SACHS INDEX AND THE S&P
500 DURING THE PERIOD?

A. The Goldman Sachs index includes many blue-chip names, such as Procter & Gamble, that performed quite well during the past year. Many of these blue-chip names are not in the fund, which is comprised mostly of food-company stocks. Investors in the stock market seemed to be looking for sales growth, and there wasn't much volume growth in the food industry over the past year. In addition, food companies have very little pricing power - meaning they are unable to raise prices without sacrificing market share. With minimal revenue growth, many of these companies were only able to meet earnings expectations through less sustainable means, such as cost cutting. Supermarket stocks did not fare well, largely because some of the bigger names in that sector were plagued by acquisition integration problems in 1999. All of these reasons caused the fund to underperform both of its indexes during the past year.

Q. WERE THERE ANY OTHER MARKET FACTORS THAT WEAKENED THE PERFORMANCE
OF FOOD AND AGRICULTURE STOCKS?

A. The general trends driving the stock market really hurt these stocks. Investors sought out companies with high growth potential - particularly technology companies - leaving many old economy companies in the dust. Basically, it was a supply and demand issue. The supply of food and agriculture stocks is fixed and there was a decrease in demand for these stocks during the period, so their prices had to go down.

Q. WHICH INDIVIDUAL STOCKS WERE THE MOST DISAPPOINTING?

A. All of the big supermarket stocks - including Safeway, Albertson's and Kroger - hurt the fund's performance. As a group, supermarket companies maintained solid long-term growth prospects, but investors fled those stocks because of short-term acquisition integration problems, such as Kroger's troubles with its purchase of Fred Meyer.
Finally, these stocks were hurt by a "Wal-Mart scare" - meaning
Wal-Mart's intentions to grow its overall food sales spooked investors. The market also began to question the top-line growth rates of some consumer products companies such as Coca-Cola. Finally, Philip
Morris was a big detractor from performance as the company went into a tailspin because of the threat of continued tobacco litigation.

Q. WHICH OF THE FUND'S HOLDINGS PERFORMED WELL DURING THE PAST YEAR?

A. During this tough environment for food stocks, Corn Products
International was a diamond in the rough. The company refines corn for a variety of food and industrial uses, including the production of high-fructose corn syrup. As the price of corn declined during the period, Corn Products' stock rallied due to lower overhead costs and higher profits. The company's position in Sysco, a food services distributor, also did relatively well.

Q. WHAT'S YOUR OUTLOOK?

A. Food stocks continue to be hampered by flat volume growth and no pricing power. The market is tired of earnings growth that comes through cost cutting. Investors want to see strong sales growth. On top of that, the continued consolidation among food retailers likely will lead to more onerous terms from the packaged-food companies.
Consequently, I expect the large players in the consumer products sector to continue to struggle in the near future. However, I do see opportunities among smaller companies in fast-growing sectors, such as organic food. Many of these small companies are private, but I think we'll see the larger packaged-food companies snatching them up at a premium. As an example of that trend, Kraft recently purchased Balance
Bar, a company in the fast-growing healthy snack segment. Finding new avenues for growth at reasonable prices and developing new products that retailers need on their shelves is critical to the long-term success of food companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 009

TRADING SYMBOL: FDFAX

SIZE: as of February 29, 2000, more than $78 million

MANAGER: Matthew Fruhan, since November
1999; analyst, food industry, since 1999; joined
Fidelity in 1995

FOOD AND AGRICULTURE PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.5%

                                 SHARES                    VALUE (NOTE 1)

BEVERAGES - 22.2%

Adolph Coors Co. Class B          29,600                   $ 1,298,700

Anheuser-Busch Companies,         85,000                    5,450,615
Inc.

Brown-Forman Corp. Class B        5,500                     261,938

Canandaigua Brands, Inc.          7,100                     347,900
Class A (a)

Celestial Seasonings, Inc. (a)    35,900                    933,400

Coca-Cola Enterprises, Inc.       76,000                    1,776,500

Diageo PLC sponsored ADR          21,900                    674,794

PepsiCo, Inc.                     94,700                    3,054,075

The Coca-Cola Co.                 71,300                    3,453,594

Whitman Corp.                     7,200                     90,000

                                                            17,341,516

CHEMICALS & PLASTICS - 0.4%

IMC Global, Inc.                  23,800                    321,300

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                   100                       2,500

Onvia.com, Inc.                   100                       2,100

                                                            4,600

FOODS - 35.9%

American Italian Pasta Co.        11,200                    255,500
Class A (a)

Archer-Daniels-Midland Co.        67,355                    677,760

Aurora Foods, Inc. (a)            8,700                     24,469

Bestfoods                         52,700                    2,210,106

Campbell Soup Co.                 46,800                    1,327,950

ConAgra, Inc.                     84,800                    1,388,600

Corn Products International,      19,075                    449,455
Inc.

Dean Foods Co.                    2,600                     70,525

Earthgrains Co.                   27,800                    417,000

Flowers Industries, Inc.          13,100                    169,481

General Mills, Inc.               47,800                    1,574,413

Groupe Danone                     2,200                     443,168

H.J. Heinz Co.                    56,500                    1,804,469

Hershey Foods Corp.               7,300                     320,744

Hormel Foods Corp.                13,000                    216,938

IBP, Inc.                         4,600                     57,500

International Home Foods,         5,600                     94,850
Inc. (a)

Interstate Bakeries Corp.         15,400                    176,138

Keebler Foods Co. (a)             44,100                    1,119,038

Kellogg Co.                       55,600                    1,407,375

McCormick & Co., Inc.             8,300                     227,213
(non-vtg.)

Nabisco Group Holdings Corp.      128,000                   1,104,000

Nabisco Holdings Corp. Class A    18,600                    544,050

Nestle SA ADR (Reg.)              23,000                    1,940,625

Quaker Oats Co.                   45,000                    2,427,188

Ralston Purina Co.                55,300                    1,565,681

Sara Lee Corp.                    145,200                   2,178,000

Smithfield Foods, Inc. (a)        8,500                     131,750

Suiza Foods Corp. (a)             5,000                     195,625

Sysco Corp.                       61,400                    2,014,688



                                 SHARES                    VALUE (NOTE 1)

Tootsie Roll Industries, Inc.     4,448                    $ 132,050

Universal Foods Corp.             10,100                    182,431

Wm. Wrigley Jr. Co.               17,900                    1,210,488

                                                            28,059,268

GENERAL MERCHANDISE STORES -
0.6%

Wal-Mart Stores, Inc.             10,200                    496,613

GROCERY STORES - 13.8%

Albertson's, Inc.                 65,886                    1,614,207

Kroger Co. (a)                    194,800                   2,897,650

Safeway, Inc. (a)                 127,000                   4,897,438

SUPERVALU, Inc.                   24,500                    421,094

U.S. Foodservice (a)              20,200                    357,288

Whole Foods Market, Inc. (a)      10,300                    391,078

Wild Oats Markets, Inc. (a)       13,100                    245,625

                                                            10,824,380

HOUSEHOLD PRODUCTS - 4.8%

Unilever NV (NY Shares)           82,978                    3,775,499

RESTAURANTS - 10.1%

Brinker International, Inc.       17,600                    382,800
(a)

CEC Entertainment, Inc. (a)       11,800                    268,450

Darden Restaurants, Inc.          16,100                    212,319

McDonald's Corp.                  139,400                   4,399,813

Outback Steakhouse, Inc. (a)      38,900                    1,016,263

Papa John's International,        15,100                    362,400
Inc. (a)

Tricon Global Restaurants,        34,100                    907,913
Inc. (a)

Wendy's International, Inc.       23,300                    366,975

                                                            7,916,933

TOBACCO - 7.7%

British American Tobacco PLC      145,600                   1,237,600
sponsored ADR

Philip Morris Companies, Inc.     239,100                   4,796,944

                                                            6,034,544

TOTAL COMMON STOCKS                           74,774,653
(Cost $85,880,606)

CASH EQUIVALENTS - 12.6%

Central Cash Collateral Fund,     6,422,500                 6,422,500
5.75% (b)

Taxable Central Cash Fund,        3,434,831                 3,434,831
5.66% (b)

TOTAL CASH EQUIVALENTS                                      9,857,331
(Cost $9,857,331)

TOTAL INVESTMENT PORTFOLIO -                                84,631,984
108.1%
(Cost $95,737,937)

NET OTHER ASSETS - (8.1)%                                   (6,344,192)

NET ASSETS - 100%                                         $ 78,287,792

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $53,400,954 and $127,676,365, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $13,213 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,103,338. The fund received cash collateral of $6,422,500 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     89.6%

Netherlands                   4.8

Switzerland                   2.5

United Kingdom                2.5

Others (individually less     0.6
than 1%)

                            100.0%

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $96,036,334. Net unrealized depreciation aggregated $11,404,350, of which $6,138,792 related to appreciated investment securities and $17,543,142 related to depreciated investment securities.

The fund hereby designates approximately $7,754,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending February
28, 2001 approximately $1,232,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

FOOD AND AGRICULTURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 84,631,984
value  (cost $95,737,937) -
See accompanying schedule

Receivable for investments                  2,023,890
sold

Receivable for fund shares                  77,869
sold

Dividends receivable                        108,053

Interest receivable                         18,012

Redemption fees receivable                  458

Other receivables                           2,265

 TOTAL ASSETS                               86,862,531

LIABILITIES

Payable to custodian bank      $ 22,331

Payable for investments         796,291
purchased

Payable for fund shares         1,230,949
redeemed

Accrued management fee          41,054

Other payables and  accrued     61,614
expenses

Collateral on securities        6,422,500
loaned,  at value

 TOTAL LIABILITIES                          8,574,739

NET ASSETS                                 $ 78,287,792

Net Assets consist of:

Paid in capital                            $ 89,751,101

Undistributed net investment                381,112
income

Accumulated undistributed net               (737,230)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (11,107,191)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,455,421                  $ 78,287,792
shares outstanding

NET ASSET VALUE and                         $31.88
redemption price per share
($78,287,792 (divided by)
2,455,421 shares)

Maximum offering price per                  $32.87
share (100/97.00 of $31.88)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                               $ 1,996,194
Dividends

Special dividend from                            993,960
Unilever  NV (NY Shares)

Interest                                         416,710

Security lending                                 50,881

 TOTAL INCOME                                    3,457,745

EXPENSES

Management fee                   $ 872,870

Transfer agent fees               934,515

Accounting and security           112,569
lending fees

Non-interested trustees'          222
compensation

Custodian fees and expenses       11,854

Registration fees                 29,717

Audit                             14,926

Legal                             627

Miscellaneous                     16

 Total expenses before            1,977,316
reductions

 Expense reductions               (33,723)       1,943,593

NET INVESTMENT INCOME                            1,514,152

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,918,682

 Foreign currency transactions    (14,829)       2,903,853

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (45,266,059)

 Assets and liabilities in        (1,176)        (45,267,235)
foreign currencies

NET GAIN (LOSS)                                  (42,363,382)

NET INCREASE (DECREASE) IN                      $ (40,849,230)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 157,165
charges paid to FDC

 Sales charges - Retained by                    $ 156,771
FDC

 Deferred sales charges                         $ 9,318
withheld   by FDC

 Exchange fees withheld by FSC                  $ 23,259

 Expense reductions  Directed                   $ 33,106
brokerage arrangements

  Custodian credits                              617

                                                $ 33,723


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 1,514,152                   $ 1,020,362
income

 Net realized gain (loss)         2,903,853                     20,672,714

 Change in net unrealized         (45,267,235)                  (4,236,166)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (40,849,230)                  17,456,910
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,366,746)                   (739,119)
From net investment income

 From net realized gain           (6,551,980)                   (25,615,738)

 In excess of net realized        (752,061)                     -
gain

 TOTAL DISTRIBUTIONS              (8,670,787)                   (26,354,857)

Share transactions Net            25,160,713                    80,793,360
proceeds from sales of shares

 Reinvestment of distributions    8,301,729                     25,579,323

 Cost of shares redeemed          (111,774,157)                 (142,182,438)

 NET INCREASE (DECREASE) IN       (78,311,715)                  (35,809,755)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  112,538                       148,005

  TOTAL INCREASE (DECREASE)       (127,719,194)                 (44,559,697)
IN NET ASSETS

NET ASSETS

 Beginning of period              206,006,986                   250,566,683

 End of period (including        $ 78,287,792                  $ 206,006,986
undistributed net investment
income of $381,112 and
$490,066, respectively)

OTHER INFORMATION
Shares

 Sold                             602,218                       1,684,840

 Issued in reinvestment of        205,962                       536,693
distributions

 Redeemed                         (2,743,334)                   (2,964,307)

 Net increase (decrease)          (1,935,154)                   (742,774)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F     1999       1998       1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 46.92    $ 48.81    $ 44.53    $ 42.15    $ 32.53
period

Income from Investment
Operations

Net investment income C           .42 D      .21        .33        .42        .37

Net realized and unrealized       (13.07)    3.50       9.22       4.91       11.61
gain (loss)

Total from investment             (12.65)    3.71       9.55       5.33       11.98
operations

Less Distributions

 From net investment income       (.42)      (.16)      (.37)      (.24)      (.20)

From net realized gain            (1.79)     (5.47)     (4.95)     (2.77)     (2.20)

In excess of net realized gain    (.21)      -          -          -          -

Total distributions               (2.42)     (5.63)     (5.32)     (3.01)     (2.40)

Redemption fees added to paid     .03        .03        .05        .06        .04
in capital

Net asset value, end of period   $ 31.88    $ 46.92    $ 48.81    $ 44.53    $ 42.15

TOTAL RETURN A, B                 (27.86)%   7.83%      23.58%     13.59%     37.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 78,288   $ 206,007  $ 250,567  $ 223,423  $ 301,102
(000 omitted)

Ratio of expenses to average      1.31%      1.31%      1.49%      1.52%      1.43%
net assets

Ratio of expenses to average      1.29% E    1.29% E    1.48% E    1.50% E    1.42% E
net assets after expense
reductions

Ratio of net investment           1.00%      .45%       .73%       1.01%      .99%
income to average net assets

Portfolio turnover rate           38%        68%        74%        91%        124%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND FROM UNILEVER NV (NY SHARES) WHICH AMOUNTED
TO $.28 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29

LEISURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT LEISURE                 13.89%       224.26%       518.31%

SELECT LEISURE  (LOAD ADJ.)    10.40%       214.46%       499.69%

S&P 500                        11.73%       206.94%       425.47%

GS Consumer Industries         -5.41%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index- a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 301 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT LEISURE               13.89%       26.53%        19.98%

SELECT LEISURE  (LOAD ADJ.)  10.40%       25.75%        19.62%

S&P 500                      11.73%       25.14%        18.05%

GS Consumer Industries       -5.41%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Leisure                     S&P 500
             00062                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9775.46                    10265.00
  1990/04/30       9394.40                    10008.38
  1990/05/31      10171.61                    10984.19
  1990/06/30      10054.65                    10909.50
  1990/07/31       9707.55                    10874.59
  1990/08/31       8587.01                     9891.53
  1990/09/30       7772.07                     9409.81
  1990/10/31       7681.52                     9369.35
  1990/11/30       8292.73                     9974.61
  1990/12/31       8655.42                    10252.90
  1991/01/31       9139.45                    10699.92
  1991/02/28       9840.73                    11464.97
  1991/03/31      10004.61                    11742.42
  1991/04/30      10031.29                    11770.60
  1991/05/31      10378.12                    12279.09
  1991/06/30       9794.99                    11716.71
  1991/07/31      10263.78                    12262.71
  1991/08/31      10370.50                    12553.34
  1991/09/30      10637.29                    12343.69
  1991/10/31      10957.43                    12509.10
  1991/11/30      10431.48                    12004.98
  1991/12/31      11506.26                    13378.35
  1992/01/31      11765.43                    13129.52
  1992/02/29      12177.04                    13300.20
  1992/03/31      11929.31                    13040.85
  1992/04/30      12062.71                    13424.25
  1992/05/31      12135.12                    13490.03
  1992/06/30      11948.37                    13289.02
  1992/07/31      12005.54                    13832.55
  1992/08/31      11834.03                    13548.98
  1992/09/30      12066.52                    13708.86
  1992/10/31      12157.99                    13756.84
  1992/11/30      12985.04                    14225.94
  1992/12/31      13373.79                    14400.92
  1993/01/31      13705.37                    14521.89
  1993/02/28      13632.95                    14719.39
  1993/03/31      14341.85                    15029.97
  1993/04/30      14018.64                    14666.24
  1993/05/31      15025.63                    15059.30
  1993/06/30      15430.02                    15102.97
  1993/07/31      15842.33                    15042.56
  1993/08/31      16932.58                    15612.67
  1993/09/30      17777.03                    15492.45
  1993/10/31      18760.24                    15813.15
  1993/11/30      18062.48                    15662.92
  1993/12/31      18663.61                    15852.44
  1994/01/31      18857.59                    16391.43
  1994/02/28      18696.63                    15947.22
  1994/03/31      17565.75                    15251.92
  1994/04/30      17601.16                    15447.15
  1994/05/31      17414.88                    15700.48
  1994/06/30      16678.85                    15315.82
  1994/07/31      17324.02                    15818.18
  1994/08/31      18014.61                    16466.72
  1994/09/30      18010.07                    16063.29
  1994/10/31      17946.46                    16424.71
  1994/11/30      17178.63                    15826.52
  1994/12/31      17387.62                    16061.23
  1995/01/31      17705.66                    16477.70
  1995/02/28      18496.22                    17119.83
  1995/03/31      18982.36                    17625.04
  1995/04/30      19150.53                    18144.10
  1995/05/31      19521.10                    18869.32
  1995/06/30      20275.95                    19307.65
  1995/07/31      21685.02                    19947.89
  1995/08/31      22380.41                    19997.96
  1995/09/30      22417.01                    20841.88
  1995/10/31      21337.33                    20767.47
  1995/11/30      22032.72                    21679.16
  1995/12/31      22074.94                    22096.70
  1996/01/31      22402.12                    22848.87
  1996/02/29      23603.52                    23060.68
  1996/03/31      23721.10                    23282.76
  1996/04/30      24695.06                    23625.95
  1996/05/31      25708.35                    24235.26
  1996/06/30      25609.11                    24327.60
  1996/07/31      23770.56                    23252.80
  1996/08/31      24360.78                    23743.20
  1996/09/30      25546.43                    25079.47
  1996/10/31      24846.53                    25771.16
  1996/11/30      25551.65                    27719.21
  1996/12/31      25034.15                    27170.09
  1997/01/31      26148.35                    28867.68
  1997/02/28      25996.17                    29094.00
  1997/03/31      25034.15                    27898.53
  1997/04/30      25270.07                    29564.07
  1997/05/31      27638.97                    31363.93
  1997/06/30      28729.23                    32769.03
  1997/07/31      30196.23                    35376.46
  1997/08/31      29711.03                    33394.67
  1997/09/30      32987.52                    35223.70
  1997/10/31      32479.50                    34047.23
  1997/11/30      33786.67                    35623.28
  1997/12/31      35370.65                    36234.93
  1998/01/31      35561.18                    36635.68
  1998/02/28      38290.03                    39277.85
  1998/03/31      40963.57                    41289.27
  1998/04/30      41630.54                    41704.64
  1998/05/31      40593.24                    40987.74
  1998/06/30      43560.56                    42652.66
  1998/07/31      42944.46                    42198.41
  1998/08/31      35475.86                    36097.36
  1998/09/30      36902.94                    38409.76
  1998/10/31      39436.48                    41534.01
  1998/11/30      43026.19                    44051.38
  1998/12/31      48783.35                    46589.63
  1999/01/31      52941.31                    48538.00
  1999/02/28      52663.26                    47029.44
  1999/03/31      56782.42                    48911.09
  1999/04/30      58958.24                    50805.42
  1999/05/31      56804.04                    49605.90
  1999/06/30      59286.63                    52359.03
  1999/07/31      57152.13                    50724.38
  1999/08/31      54314.88                    50473.29
  1999/09/30      54676.10                    49089.82
  1999/10/31      57290.05                    52196.23
  1999/11/30      58432.83                    53257.37
  1999/12/31      64796.78                    56394.23
  2000/01/31      61908.75                    53560.99
  2000/02/29      59969.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000320 103140 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $59,969 - a 499.69% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

Walt Disney Co.                   6.7

Time Warner, Inc.                 5.9

AT&T Corp. - Liberty Media        5.7
Group Class A

CBS Corp.                         4.7

MediaOne Group, Inc.              4.1

AT&T Corp.                        3.7

Seagram Co. Ltd.                  3.5

Viacom, Inc. Class B (non-vtg.)   3.4

McDonald's Corp.                  3.4

Yahoo!, Inc.                      2.8

                                  43.9

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Broadcasting       33.5%           Row: 1, Col: 6, Value: 33.5
Entertainment      17.3%           Row: 1, Col: 5, Value: 17.3
Computer Services
& Software          8.0%           Row: 1, Col: 4, Value: 8.0
Publishing          7.0%           Row: 1, Col: 3, Value: 7.0
Beverages           5.9%           Row: 1, Col: 2, Value: 5.9
*All Others        28.3%           Row: 1, Col: 1, Value: 28.3

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

LEISURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Michael Tarlowe)

NOTE TO SHAREHOLDERS: Michael Tarlowe became Portfolio Manager of
Fidelity Select Leisure Portfolio on January 4, 2000.

Q. HOW DID THE FUND PERFORM, MICHAEL?

A. For the 12-month period ending February 29, 2000, the fund returned 13.89%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 301 stocks designed to measure the performance of companies in the consumer industries sector - fell 5.41% for the same period. The fund also compares its performance to the Standard & Poor's 500 Index, which returned 11.73% for the 12-month period.

Q. WHAT HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS AND THE S&P 500
INDEXES?

A. This sector is a mixed bag - there are innovative industries with fast-changing technologies, such as cable, alongside more traditional, consumer-oriented industries, such as retailing, restaurants and lodging, and consumer staples. The fund's focus on advertising-driven companies, as well as broadcasting and entertainment companies and selected Internet issues, helped its performance during the period. Its exposure to some of the more mature consumer-oriented companies was reduced, which also helped. Toward the end of the period, I modestly lowered the fund's exposure to cable as the group's valuations became very high, while increasing its emphasis on satellite television companies, which became much more competitive than they had been in the past.

Q. BROADCASTING AND ENTERTAINMENT - THE FUND'S MAIN FOCUS DURING THE YEAR - PERFORMED WELL . . .

A. Yes, they generally did very well. CBS, a top holding, benefited from cost cutting and increased advertising revenues. The company enjoyed an improvement in its cash flows, its TV network business made a good recovery and it executed its business strategy flawlessly. Entertainment company Viacom benefited from the strong advertising market, as viewers continued to shift from traditional broadcast networks to cable networks, driving more advertising dollars to such cable networks as Viacom's. The company's announcement of its merger with CBS also caused its stock to rise during the period.

Q. WHAT OTHER STOCKS STOOD OUT IN THIS ENVIRONMENT?

A. Cable stocks did well, as investors reacted favorably to new digital cable and cable modem services. There also was very active consolidation activity within this sector during the period, and fund holding MediaOne benefited from its acquisition by AT&T. Time Warner's announcement of its merger with America Online helped the company's performance, as did the value of Time Warner's cable assets. Liberty Media Corp., a holding company that owned stakes in cable companies and Time Warner, also performed well. Fund holding America Online benefited from its growing subscriber base in the U.S. and worldwide, generating significant advertising and e-commerce-related revenues.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. A significant decline in Walt Disney's home video business, following a decision to remove some of its best-selling library titles from the shelves, hurt its stock. Disney's consumer products business also suffered as Disney store sales declined and its licensing business performed poorly. Carnival Corp. was a disappointment. Concerns about cruise line safety and worries about the company's ability to absorb the significant capacity it added hurt Carnival's performance. McDonald's performed well in the U.S., but its international business was weak in Russia, Latin America and Japan. Tricon, the owner of Pizza Hut and Kentucky Fried Chicken, had disappointing sales related to Pizza Hut's Star Wars promotion last summer and KFC's roll-out of its new product line.

Q. WHAT'S YOUR OUTLOOK, MICHAEL?

A. I'm optimistic. With so many places to invest, I believe that the fund has the potential to pursue some great opportunities. Because consumer-oriented companies could be hurt more than other leisure sectors should there be additional interest-rate hikes, I will focus on areas with better opportunities for growth. Currently, entertainment, media and selected Internet-related companies look attractive. There also are some exciting opportunities in satellite television, with the potential for companies to gain greater share through their ability to offer local programming and perhaps high-speed Internet access. Although this traditionally has been a cyclical sector - with some risk of slowing if the Fed continues to raise interest rates - I'm finding companies with good prospects and valuations, which could provide some protection if the market declines.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 062

TRADING SYMBOL: FDLSX

SIZE: as of February 29, 2000, more
than $314 million

MANAGER: Michael Tarlowe, since January 2000;
manager, Fidelity Select Multimedia Portfolio, since January 2000; Fidelity Select Business
Services and Outsourcing Portfolio, 1998-2000;
research analyst, transportation,
telecommunications equipment, computer services and Internet securities, 1994-1998; joined
Fidelity in 1994

LEISURE PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 93.3%

                                 SHARES                      VALUE (NOTE 1)

ADVERTISING - 3.0%

ADVO, Inc. (a)                    15,800                     $ 438,450

Interpublic Group of              96,000                      3,858,000
Companies, Inc.

Omnicom Group, Inc.               45,600                      4,294,950

Young & Rubicam, Inc.             16,000                      808,000

                                                              9,399,400

AIR TRANSPORTATION - 1.0%

Preview Travel, Inc. (a)          68,900                      3,173,706

APPAREL STORES - 0.3%

Gap, Inc.                         20,150                      973,497

BEVERAGES - 5.9%

Anheuser-Busch Companies,         116,800                     7,489,800
Inc.

Seagram Co. Ltd.                  196,300                     11,029,688

                                                              18,519,488

BROADCASTING - 33.5%

Adelphia Communications Corp.     14,100                      774,619
 Class A (a)

AMFM, Inc. (a)                    16,100                      988,138

AT&T Corp. - Liberty Media        344,844                     18,018,099
Group  Class A (a)

Cablevision Systems Corp.         50,300                      3,228,631
Class A (a)

CBS Corp. (a)                     249,372                     14,853,220

Chris-Craft Industries, Inc.      7,300                       480,431

Clear Channel Communications,     72,459                      4,827,581
Inc. (a)

Comcast Corp. Class A             186,400                     7,922,000
(special)

Cox Communications, Inc.          147,687                     6,710,528
Class A (a)

EchoStar Communications Corp.     42,700                      4,867,800
 Class A (a)

Hispanic Broadcasting Corp.       9,900                       925,031
(a)

Infinity Broadcasting Corp.       71,050                      2,269,159
Class A (a)

MediaOne Group, Inc. (a)          162,200                     12,732,700

Time Warner, Inc.                 216,636                     18,522,378

UnitedGlobalCom, Inc. (a)         4,800                       501,600

Univision Communications,         19,900                      2,027,313
Inc.  Class A (a)

USA Networks, Inc. (a)            206,600                     4,635,588

Westwood One, Inc. (a)            17,200                      1,149,175

                                                              105,433,991

COMMUNICATIONS EQUIPMENT - 0.2%

Globalstar Telecommunications     24,300                      692,550
Ltd. (a)

COMPUTER SERVICES & SOFTWARE
- 8.0%

America Online, Inc. (a)          121,600                     7,174,400

At Plan, Inc.                     120,000                     1,200,000

CMGI, Inc. (a)                    26,600                      3,446,363

Lycos, Inc. (a)                   33,400                      1,991,475

MatrixOne, Inc.                   100                         2,500

Onvia.com, Inc.                   200                         4,200



                                 SHARES                      VALUE (NOTE 1)

RealNetworks, Inc. (a)            14,600                     $ 1,026,563

Sabre Holdings Corp. Class A      38,500                      1,544,813

Yahoo!, Inc. (a)                  54,000                      8,623,125

                                                              25,013,439

CONSUMER ELECTRONICS - 1.7%

Gemstar International Group       37,400                      2,837,725
Ltd. (a)

General Motors Corp. Class H      12,800                      1,542,400
(a)

Sony Corp. sponsored ADR          3,500                       1,096,813

                                                              5,476,938

ENTERTAINMENT - 17.3%

Carnival Corp.                    151,100                     4,353,569

EMI Group PLC                     96,200                      1,024,272

Fox Entertainment Group, Inc.     137,600                     3,620,600
Class A

Metro-Goldwyn-Mayer, Inc. (a)     38,500                      919,188

News Corp. Ltd. sponsored ADR     114,800                     6,694,275

Premier Parks, Inc. (a)           52,700                      1,067,175

Royal Caribbean Cruises Ltd.      55,800                      1,973,925

SFX Entertainment, Inc. Class     32,850                      1,264,725
A (a)

Ticketmaster Online               47,200                      1,646,838
CitySearch, Inc. (a)

Viacom, Inc. Class B              193,000                     10,759,750
(non-vtg.) (a)

Walt Disney Co.                   626,856                     20,999,667

                                                              54,323,984

HOUSEHOLD PRODUCTS - 2.4%

Avon Products, Inc.               76,600                      2,072,988

Estee Lauder Companies, Inc.      18,000                      780,750

Gillette Co.                      135,600                     4,779,900

                                                              7,633,638

LEISURE DURABLES & TOYS - 0.6%

Harley-Davidson, Inc.             26,000                      1,771,250

LODGING & GAMING - 0.6%

Mirage Resorts, Inc. (a)          61,300                      973,138

Starwood Hotels & Resorts         39,000                      875,063
Worldwide, Inc. unit

                                                              1,848,201

PRINTING - 0.2%

R.R. Donnelley & Sons Co.         38,900                      743,963

PUBLISHING - 7.0%

Gannet Co., Inc.                  48,200                      3,142,038

Harcourt General, Inc.            13,000                      447,688

Harte Hanks Communications,       68,700                      1,498,519
Inc.

Knight-Ridder, Inc.               10,200                      478,125

McGraw-Hill Companies, Inc.       58,700                      2,986,363

Meredith Corp.                    81,800                      2,341,525

Playboy Enterprises, Inc.         78,700                      1,736,319
Class B (a)

PRIMEDIA, Inc. (a)                48,000                      891,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

PUBLISHING - CONTINUED

Reader's Digest Association,      115,000                    $ 3,953,125
Inc.  Class A (non-vtg.)

The New York Times Co. Class A    56,600                      2,391,350

Tribune Co.                       51,200                      1,993,600

                                                              21,859,652

RESTAURANTS - 5.3%

Brinker International, Inc.       41,100                      893,925
(a)

CEC Entertainment, Inc. (a)       24,650                      560,788

Cheesecake Factory, Inc. (a)      17,000                      505,750

Darden Restaurants, Inc.          38,000                      501,125

McDonald's Corp.                  334,200                     10,548,188

Outback Steakhouse, Inc. (a)      66,750                      1,743,844

Tricon Global Restaurants,        65,400                      1,741,275
Inc. (a)

                                                              16,494,895

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

Intimate Brands, Inc. Class A     22,935                      749,688

SERVICES - 1.4%

ACNielsen Corp. (a)               60,000                      1,016,250

Dun & Bradstreet Corp.            36,300                      950,606

Media Metrix, Inc.                40,000                      1,405,000

True North Communications         31,000                      1,147,000

                                                              4,518,856

TELEPHONE SERVICES - 3.7%

AT&T Corp.                        236,700                     11,701,856

TEXTILES & APPAREL - 1.0%

Liz Claiborne, Inc.               23,200                      868,550

NIKE, Inc. Class B                57,300                      1,629,469

Polo Ralph Lauren Corp. Class     29,600                      495,800
A (a)

                                                              2,993,819

TOTAL COMMON STOCKS                                          293,322,811
(Cost $224,652,052)

CASH EQUIVALENTS - 13.2%

Central Cash Collateral Fund,     25,910,600                 $ 25,910,600
 5.75% (b)

Taxable Central Cash Fund,        15,534,241                  15,534,241
5.66% (b)

TOTAL CASH EQUIVALENTS                                        41,444,841
(Cost $41,444,841)

TOTAL INVESTMENT PORTFOLIO -                                  334,767,652
106.5%
(Cost $266,096,893)

NET OTHER ASSETS - (6.5)%                                     (20,420,007)

NET ASSETS - 100%                                           $ 314,347,645

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $437,198,180 and $513,044,336, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $48,009 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $21,006,331 The fund received cash collateral of $25,910,600 which was invested in cash equivalents. Cash collateral includes $4,165,000 received for unsettled security loans.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $30,003,000. The weighted average interest rate was 5.44%.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $267,300,542. Net unrealized appreciation aggregated $67,467,110, of which $86,783,827 related to appreciated investment securities and $19,316,717 related to depreciated investment securities.

The fund hereby designates approximately $47,121,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 29% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

LEISURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 334,767,652
value  (cost $266,096,893) -
 See accompanying schedule

Cash                                         446,200

Receivable for investments                   12,750,162
sold

Receivable for fund shares                   225,374
sold

Dividends receivable                         206,996

Interest receivable                          103,091

Redemption fees receivable                   1,408

Other receivables                            10,626

 TOTAL ASSETS                                348,511,509

LIABILITIES

Payable for investments        $ 2,223,101
purchased

Payable for fund shares         5,287,980
redeemed

Accrued management fee          165,937

Other payables and  accrued     576,246
expenses

Collateral on securities        25,910,600
loaned,  at value

 TOTAL LIABILITIES                           34,163,864

NET ASSETS                                  $ 314,347,645

Net Assets consist of:

Paid in capital                             $ 191,078,031

Accumulated undistributed net                54,599,234
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  68,670,380
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,710,126                   $ 314,347,645
shares outstanding

NET ASSET VALUE and                          $84.73
redemption price per share
($314,347,645 (divided by)
3,710,126 shares)

Maximum offering price per                   $87.35
share (100/97.00 of $84.73)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                               $ 1,539,464
Dividends

Special dividend from Sabre                      200,317
Holdings Corp. Class A

Interest                                         1,459,335

Security lending                                 23,511

 TOTAL INCOME                                    3,222,627

EXPENSES

Management fee                   $ 2,325,785

Transfer agent fees               1,865,284

Accounting and security           295,776
lending fees

Non-interested trustees'          1,496
compensation

Custodian fees and expenses       19,648

Registration fees                 85,830

Audit                             17,637

Legal                             1,881

Interest                          4,531

Miscellaneous                     635

 Total expenses before            4,618,503
reductions

 Expense reductions               (125,492)      4,493,011

NET INVESTMENT INCOME (LOSS)                     (1,270,384)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            84,104,122

 Foreign currency transactions    911            84,105,033

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (32,144,983)

 Assets and liabilities in        (285)          (32,145,268)
foreign currencies

NET GAIN (LOSS)                                  51,959,765

NET INCREASE (DECREASE) IN                      $ 50,689,381
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 1,258,444
charges paid to FDC

 Sales charges - Retained by                    $ 1,255,993
FDC

 Deferred sales charges                         $ 15,030
withheld   by FDC

 Exchange fees withheld by FSC                  $ 30,533

 Expense reductions  Directed                   $ 118,101
brokerage arrangements

  Custodian credits                              7,391

                                                $ 125,492

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (1,270,384)                 $ (1,171,784)
income (loss)

 Net realized gain (loss)         84,105,033                    22,624,055

 Change in net unrealized         (32,145,268)                  65,006,159
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       50,689,381                    86,458,430
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (34,566,142)                  (14,475,212)
from net realized gains

Share transactions Net            342,207,955                   283,063,939
proceeds from sales of shares

 Reinvestment of distributions    33,284,316                    14,128,858

 Cost of shares redeemed          (424,039,556)                 (280,558,227)

 NET INCREASE (DECREASE) IN       (48,547,285)                  16,634,570
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  632,323                       323,063

  TOTAL INCREASE (DECREASE)       (31,791,723)                  88,940,851
IN NET ASSETS

NET ASSETS

 Beginning of period              346,139,368                   257,198,517

 End of period                   $ 314,347,645                 $ 346,139,368

OTHER INFORMATION
Shares

 Sold                             3,958,787                     4,108,533

 Issued in reinvestment of        381,645                       211,513
distributions

 Redeemed                         (4,880,345)                   (4,198,228)

 Net increase (decrease)          (539,913)                     121,818


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 G     1999       1998       1997      1996 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 81.44    $ 62.30    $ 47.83    $ 46.17   $ 40.71
period

Income from Investment
Operations

Net investment income (loss) C    (.28) D    (.27)      (.25)      (.06) E   (.21)

Net realized and unrealized       11.58      22.78      21.10      4.47      10.97
gain (loss)

Total from investment             11.30      22.51      20.85      4.41      10.76
operations

Less Distributions

From net realized gain            (8.15)     (3.44)     (6.46)     (2.83)    (5.32)

Redemption fees added to paid     .14        .07        .08        .08       .02
in capital

Net asset value, end of period   $ 84.73    $ 81.44    $ 62.30    $ 47.83   $ 46.17

TOTAL RETURN  A, B                13.89%     37.54%     47.29%     10.14%    27.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 314,348  $ 346,139  $ 257,199  $ 98,133  $ 85,013
(000 omitted)

Ratio of expenses to average      1.15%      1.26%      1.44%      1.56%     1.64%
net assets

Ratio of expenses to average      1.12% F    1.24% F    1.39% F    1.54% F   1.63% F
net assets after expense
reductions

Ratio of net investment           (.32)%     (.40)%     (.46)%     (.12)%    (.46)%
income (loss) to average net
assets

Portfolio turnover rate           120%       107%       209%       127%      141%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
FROM SABRE HOLDINGS CORP CLASS A WHICH AMOUNTED TO
$.04 PER SHARE.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO  $.23 PER SHARE
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES.
G FOR THE YEAR ENDED FEBRUARY 29


MULTIMEDIA PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT MULTIMEDIA                 27.62%       213.05%       591.59%

SELECT MULTIMEDIA  (LOAD ADJ.)    23.72%       203.58%       570.77%

S&P 500                           11.73%       206.94%       425.47%

GS Consumer Industries            -5.41%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 301 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT MULTIMEDIA               27.62%       25.64%        21.33%

SELECT MULTIMEDIA  (LOAD ADJ.)  23.72%       24.87%        20.96%

S&P 500                         11.73%       25.14%        18.05%

GS Consumer Industries          -5.41%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Multimedia                  S&P 500
             00503                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9605.75                    10265.00
  1990/04/30       9150.20                    10008.38
  1990/05/31      10022.02                    10984.19
  1990/06/30       9935.63                    10909.50
  1990/07/31       9385.83                    10874.59
  1990/08/31       8168.42                     9891.53
  1990/09/30       7469.39                     9409.81
  1990/10/31       7147.37                     9369.35
  1990/11/30       7885.67                     9974.61
  1990/12/31       8466.88                    10252.90
  1991/01/31       8922.43                    10699.92
  1991/02/28       9582.19                    11464.97
  1991/03/31       9841.38                    11742.42
  1991/04/30      10179.11                    11770.60
  1991/05/31      10234.09                    12279.09
  1991/06/30       9425.10                    11716.71
  1991/07/31       9778.54                    12262.71
  1991/08/31      10084.86                    12553.34
  1991/09/30      10697.49                    12343.69
  1991/10/31      11239.43                    12509.10
  1991/11/30      10469.72                    12004.98
  1991/12/31      11671.42                    13378.35
  1992/01/31      11977.73                    13129.52
  1992/02/29      12645.34                    13300.20
  1992/03/31      12323.32                    13040.85
  1992/04/30      12511.82                    13424.25
  1992/05/31      12700.32                    13490.03
  1992/06/30      12747.45                    13289.02
  1992/07/31      12778.87                    13832.55
  1992/08/31      12606.07                    13548.98
  1992/09/30      12527.53                    13708.86
  1992/10/31      12731.74                    13756.84
  1992/11/30      13658.54                    14225.94
  1992/12/31      14180.54                    14400.92
  1993/01/31      14467.02                    14521.89
  1993/02/28      14530.68                    14719.39
  1993/03/31      15103.63                    15029.97
  1993/04/30      14713.05                    14666.24
  1993/05/31      15716.03                    15059.30
  1993/06/30      16209.43                    15102.97
  1993/07/31      16816.07                    15042.56
  1993/08/31      18247.74                    15612.67
  1993/09/30      18684.52                    15492.45
  1993/10/31      20083.84                    15813.15
  1993/11/30      18773.16                    15662.92
  1993/12/31      19572.05                    15852.44
  1994/01/31      19851.19                    16391.43
  1994/02/28      19596.68                    15947.22
  1994/03/31      18398.06                    15251.92
  1994/04/30      18406.98                    15447.15
  1994/05/31      19083.92                    15700.48
  1994/06/30      18657.36                    15315.82
  1994/07/31      19111.74                    15818.18
  1994/08/31      20261.59                    16466.72
  1994/09/30      20122.50                    16063.29
  1994/10/31      20576.88                    16424.71
  1994/11/30      19927.76                    15826.52
  1994/12/31      20355.63                    16061.23
  1995/01/31      20585.74                    16477.70
  1995/02/28      21429.50                    17119.83
  1995/03/31      22791.02                    17625.04
  1995/04/30      23318.37                    18144.10
  1995/05/31      23443.01                    18869.32
  1995/06/30      24344.30                    19307.65
  1995/07/31      25782.52                    19947.89
  1995/08/31      26597.51                    19997.96
  1995/09/30      27354.97                    20841.88
  1995/10/31      26549.57                    20767.47
  1995/11/30      27575.50                    21679.16
  1995/12/31      27209.95                    22096.70
  1996/01/31      27376.44                    22848.87
  1996/02/29      28281.70                    23060.68
  1996/03/31      27907.11                    23282.76
  1996/04/30      29206.27                    23625.95
  1996/05/31      30176.26                    24235.26
  1996/06/30      28779.90                    24327.60
  1996/07/31      26040.48                    23252.80
  1996/08/31      27010.47                    23743.20
  1996/09/30      28726.60                    25079.47
  1996/10/31      27916.50                    25771.16
  1996/11/30      28428.14                    27719.21
  1996/12/31      27502.06                    27170.09
  1997/01/31      27361.13                    28867.68
  1997/02/28      27003.40                    29094.00
  1997/03/31      25691.71                    27898.53
  1997/04/30      26265.40                    29564.07
  1997/05/31      28773.21                    31363.93
  1997/06/30      30659.61                    32769.03
  1997/07/31      32301.90                    35376.46
  1997/08/31      31669.40                    33394.67
  1997/09/30      34232.69                    35223.70
  1997/10/31      33134.13                    34047.23
  1997/11/30      34232.69                    35623.28
  1997/12/31      36007.93                    36234.93
  1998/01/31      36271.35                    36635.68
  1998/02/28      38458.86                    39277.85
  1998/03/31      41161.74                    41289.27
  1998/04/30      42133.22                    41704.64
  1998/05/31      40975.37                    40987.74
  1998/06/30      43754.19                    42652.66
  1998/07/31      44278.27                    42198.41
  1998/08/31      36782.77                    36097.36
  1998/09/30      38367.19                    38409.76
  1998/10/31      40695.06                    41534.01
  1998/11/30      43120.43                    44051.38
  1998/12/31      48860.88                    46589.63
  1999/01/31      52858.48                    48538.00
  1999/02/28      52565.97                    47029.44
  1999/03/31      54418.51                    48911.09
  1999/04/30      57397.53                    50805.42
  1999/05/31      56497.61                    49605.90
  1999/06/30      59024.78                    52359.03
  1999/07/31      58001.59                    50724.38
  1999/08/31      55548.39                    50473.29
  1999/09/30      57446.84                    49089.82
  1999/10/31      61330.05                    52196.23
  1999/11/30      62328.59                    53257.37
  1999/12/31      70426.74                    56394.23
  2000/01/31      69057.16                    53560.99
  2000/02/29      67077.00                   52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000314 100439 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 28, 1990 and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $67,077 - a 570.77% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

Viacom, Inc. Class B (non-vtg.)   6.6

AT&T Corp. - Liberty Media        6.4
Group Class A

Walt Disney Co.                   6.1

CBS Corp.                         5.9

Time Warner, Inc.                 5.4

MediaOne Group, Inc.              5.3

Comcast Corp. Class A (special)   4.7

Seagram Co. Ltd.                  4.7

Cox Communications, Inc.          4.4
Class A

AT&T Corp.                        3.8

                                  53.3

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Broadcasting       47.1%           Row: 1, Col: 6, Value: 47.1
Entertainment      17.8%           Row: 1, Col: 5, Value: 17.8
Publishing         11.6%           Row: 1, Col: 4, Value: 11.6
Advertising         5.1%           Row: 1, Col: 3, Value: 5.1
Beverages           4.7%           Row: 1, Col: 2, Value: 4.7
* All Others       13.7%           Row: 1, Col: 1, Value: 13.7

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

MULTIMEDIA PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Michael Tarlowe)

NOTE TO SHAREHOLDERS: Michael Tarlowe became Portfolio Manager of
Fidelity Select Multimedia Portfolio on January 4, 2000.

Q. HOW DID THE FUND PERFORM, MICHAEL?

A. For the 12-month period ending February 29, 2000, the fund returned 27.62%. By comparison, the Goldman Sachs Consumer Industries Index - an index of 301 stocks designed to measure the performance of companies in the consumer industries sector - fell 5.41% for the same period. The fund also compares its performance to the Standard & Poor's 500 Index, which returned 11.73% for the 12-month period.

Q. WHAT HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS AND THE S&P 500
INDEXES?

A. The advertising market was extremely robust during the period, fueled by increased competition and advertising activity in telecommunications, financial services and health care, as well as new Internet companies spending on advertising to create brand awareness. The fund's focus on advertising-driven companies, as well as broadcasting and entertainment companies, helped its performance. Toward the end of the period, I also modestly reduced the fund's exposure to cable while increasing its emphasis on satellite television companies, which had become much more competitive than they had been in the past.

Q. BROADCASTING AND ENTERTAINMENT CONTINUED TO BE THE FUND'S MAIN
FOCUS DURING THE YEAR. HOW DID THESE STOCKS DO?

A. In general, they performed very well. CBS, the fund's number-four holding, benefited from a turnaround at its network due to cost cutting and increased advertising revenues. Its cash flows improved, its TV network business made a good recovery and the company executed its business strategy flawlessly. Entertainment companies also were strong performers. Viacom saw its stock rise following the announcement of its merger with CBS. The company also reaped the benefits of the strong advertising market, as viewers continued to shift from traditional broadcast networks to cable networks, driving more advertising dollars to such cable networks as Viacom's.

Q. WHAT OTHER STOCKS STOOD OUT IN THIS ENVIRONMENT?

A. Cable stocks continued to shine, rolling out such new services as digital cable and cable modem service, potentially leading to increased revenues. There also was very active consolidation activity within this sector, with fund holding MediaOne benefiting from its acquisition by AT&T. Another top holding, Time Warner, benefited from the announcement of a merger with America Online, and from the strong performance of Time Warner's cable assets.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. Walt Disney was a disappointment. A significant decline in Disney's home video business followed a decision to remove some of its best-selling library titles from the shelves. Its consumer products business also suffered as Disney store sales declined and its licensing business performed poorly. However, the company brought in new management and is making new titles available, and its ABC and ESPN networks are now benefiting from the robust advertising environment and higher ratings. AT&T spent over $100 billion to acquire two large cable companies, and investors became skeptical about whether it could integrate these acquisitions effectively and cost-efficiently. There also was some concern about whether AT&T paid too much to get into cable, given the shifting competitive environment. Along with most newspaper publishers, Gannett was hurt by competition from the Internet, which took away revenues from classified ads, traditionally a significant revenue source for newspapers. Advertising dollars also shifted to radio during the year, causing further stagnation in Gannett's performance.

Q. WHAT'S YOUR OUTLOOK, MICHAEL?

A. I'm optimistic. Overall, advertising activity is robust and growth should be strong through the next few months, which is when television networks sell as much as 75% of their inventory for the fall/spring 2001 season. We should see significant ad price increases during this time and continued growth in revenues from advertising activity through this year. I'm positioning the fund to take advantage of the current climate, as well as evolving opportunities in broadband, Internet/new media and new distribution platforms. There are some exciting opportunities in satellite television, with the potential for companies to gain greater share through their ability to offer local programming and perhaps high-speed Internet access. Although multimedia has traditionally been a cyclical sector - and there is some risk of slowing if the Fed continues to raise interest rates - I'm finding companies with attractive prospects and valuations, which could provide some protection if the market declines.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 503

TRADING SYMBOL: FBMPX

SIZE: as of February 29, 2000, more than $238 million

MANAGER: Michael Tarlowe, since January 2000;
manager, Fidelity Select Leisure Portfolio, since
January 2000; Fidelity Select Business Services and Outsourcing Portfolio, 1998-2000; research analyst, transportation, telecommunications equipment, computer services and Internet securities, 1994-1998; joined Fidelity in 1994

MULTIMEDIA PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.1%

                                 SHARES                      VALUE (NOTE 1)

ADVERTISING - 5.1%

ADVO, Inc. (a)                    11,400                     $ 316,350

Interpublic Group of              109,600                     4,404,550
Companies, Inc.

Lamar Advertising Co. Class A     11,000                      479,188
(a)

Omnicom Group, Inc.               69,000                      6,498,938

Young & Rubicam, Inc.             7,300                       368,650

                                                              12,067,676

BEVERAGES - 4.7%

Seagram Co. Ltd.                  200,600                     11,271,296

BROADCASTING - 47.1%

Adelphia Communications Corp.     11,000                      604,313
 Class A (a)

AMFM, Inc. (a)                    95,900                      5,885,863

AT&T Corp. - Liberty Media        291,496                     15,230,666
Group  Class A (a)

Cablevision Systems Corp.         53,900                      3,459,706
Class A (a)

CBS Corp. (a)                     234,595                     13,973,065

Chris-Craft Industries, Inc.      8,300                       546,244

Clear Channel Communications,     126,120                     8,402,745
Inc. (a)

Comcast Corp. Class A             266,500                     11,326,250
(special)

Cox Communications, Inc.          229,760                     10,439,720
Class A (a)

E.W. Scripps Co. Class A          22,500                      970,313

EchoStar Communications Corp.     44,400                      5,061,600
 Class A (a)

Hispanic Broadcasting Corp.       9,600                       897,000
(a)

Infinity Broadcasting Corp.       26,075                      832,770
Class A (a)

MediaOne Group, Inc. (a)          162,500                     12,756,250

PanAmSat Corp. (a)                11,300                      551,581

Time Warner, Inc.                 151,217                     12,929,054

UnitedGlobalCom, Inc. (a)         23,600                      2,466,200

Univision Communications,         3,500                       356,563
Inc.  Class A (a)

USA Networks, Inc. (a)            196,000                     4,397,750

Westwood One, Inc. (a)            17,800                      1,189,263

                                                              112,276,916

COMPUTER SERVICES & SOFTWARE
- 1.0%

At Plan, Inc.                     153,900                     1,539,000

RealNetworks, Inc. (a)            4,400                       309,375

Sabre Holdings Corp. Class A      14,100                      565,763

                                                              2,414,138

CONSUMER ELECTRONICS - 1.4%

Gemstar International Group       21,000                      1,593,375
Ltd. (a)

General Motors Corp. Class H      8,400                       1,012,200
(a)

Sony Corp. sponsored ADR          2,300                       720,763

                                                              3,326,338

ENGINEERING - 0.2%

Jupiter Communications, Inc.      13,400                      428,800



                                 SHARES                      VALUE (NOTE 1)

ENTERTAINMENT - 17.8%

EMI Group PLC                     53,300                     $ 567,502

Fox Entertainment Group, Inc.     76,000                      1,999,750
Class A

News Corp. Ltd. sponsored ADR     151,700                     8,846,006

Premier Parks, Inc. (a)           24,500                      496,125

Ticketmaster Online               11,500                      401,242
CitySearch, Inc. (a)

Viacom, Inc. Class B              281,500                     15,693,615
(non-vtg.) (a)

Walt Disney Co.                   431,500                     14,455,250

                                                              42,459,490

PRINTING - 0.4%

R.R. Donnelley & Sons Co.         54,300                      1,038,488

PUBLISHING - 11.6%

Gannet Co., Inc.                  94,200                      6,140,663

Harcourt General, Inc.            17,400                      599,213

Harte Hanks Communications,       59,600                      1,300,025
Inc.

Knight-Ridder, Inc.               22,900                      1,073,438

McGraw-Hill Companies, Inc.       88,200                      4,487,175

Meredith Corp.                    66,300                      1,897,838

Playboy Enterprises, Inc.         38,700                      853,819
Class B (a)

PRIMEDIA, Inc. (a)                25,000                      464,063

Reader's Digest Association,      106,600                     3,664,375
Inc.  Class A (non-vtg.)

The New York Times Co. Class A    81,100                      3,426,475

Tribune Co.                       98,100                      3,819,769

                                                              27,726,853

SERVICES - 2.0%

ACNielsen Corp. (a)               78,200                      1,324,513

Dun & Bradstreet Corp.            31,700                      830,144

Gartner Group, Inc. Class B       119,500                     1,411,594
(a)

Media Metrix, Inc.                15,000                      526,875

True North Communications         21,200                      784,400

                                                              4,877,526

TELEPHONE SERVICES - 3.8%

AT&T Corp.                        181,000                     8,948,188

TOTAL COMMON STOCKS                            226,835,709
(Cost $158,783,139)

CASH EQUIVALENTS - 22.7%

                                 SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,     38,757,300                 $ 38,757,300
5.75% (b)

Taxable Central Cash Fund,        15,375,275                  15,375,275
5.66% (b)

TOTAL CASH EQUIVALENTS                                        54,132,575
(Cost $54,132,575)

TOTAL INVESTMENT PORTFOLIO -                                  280,968,284
117.8%
(Cost $212,915,714)

NET OTHER ASSETS - (17.8)%                                    (42,356,584)

NET ASSETS - 100%                                            $ 238,611,700

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $182,411,188 and $145,732,178, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $24,819 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $30,283,725. The fund received cash collateral of $38,757,300 which was invested in cash equivalents.

Cash Collateral includes $6,069,000 received for unsettled security loans.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $213,594,802. Net unrealized appreciation aggregated $67,373,482, of which $74,169,808 related to appreciated investment securities and $6,796,326 related to depreciated investment securities.

The fund hereby designates approximately $8,972,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 43% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

MULTIMEDIA PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 280,968,284
value  (cost $212,915,714) -
 See accompanying schedule

Receivable for investments                   2,182,414
sold

Receivable for fund shares                   523,033
sold

Dividends receivable                         117,180

Interest receivable                          88,884

Redemption fees receivable                   2,712

Other receivables                            12,874

 TOTAL ASSETS                                283,895,381

LIABILITIES

Payable for investments        $ 2,250,773
purchased

Payable for fund shares         4,028,485
redeemed

Accrued management fee          130,752

Other payables and  accrued     116,371
expenses

Collateral on securities        38,757,300
loaned,  at value

 TOTAL LIABILITIES                           45,283,681

NET ASSETS                                  $ 238,611,700

Net Assets consist of:

Paid in capital                             $ 156,210,444

Accumulated net investment                   (17,095)
(loss)

Accumulated undistributed net                14,365,946
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  68,052,405
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,469,624                   $ 238,611,700
shares outstanding

NET ASSET VALUE and                          $53.39
redemption price per share
($238,611,700 (divided by)
4,469,624 shares)

Maximum offering price per                   $55.04
share (100/97.00 of $53.39)

STATEMENT OF OPERATIONS
                           YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                             $ 847,534
Dividends

Interest                                       856,739

Security lending                               29,929

 TOTAL INCOME                                  1,734,202

EXPENSES

Management fee                   $ 1,229,878

Transfer agent fees               990,042

Accounting and security           155,901
lending fees

Non-interested trustees'          587
compensation

Custodian fees and expenses       12,187

Registration fees                 57,081

Audit                             17,221

Legal                             776

Miscellaneous                     146

 Total expenses before            2,463,819
reductions

 Expense reductions               (42,775)     2,421,044

NET INVESTMENT INCOME (LOSS)                   (686,842)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            19,894,780

 Foreign currency transactions    5,731        19,900,511

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            24,799,088

 Assets and liabilities in        (157)        24,798,931
foreign currencies

NET GAIN (LOSS)                                44,699,442

NET INCREASE (DECREASE) IN                    $ 44,012,600
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 879,938
charges paid to FDC

 Sales charges - Retained by                  $ 878,682
FDC

 Deferred sales charges                       $ 1,738
withheld   by FDC

 Exchange fees withheld by FSC                $ 9,579

 Expense reductions  Directed                 $ 35,474
brokerage arrangements

  Custodian credits                            1,819

  Transfer agent credits                       5,482

                                              $ 42,775

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (686,842)                   $ (681,089)
income (loss)

 Net realized gain (loss)         19,900,511                    3,497,059

 Change in net unrealized         24,798,931                    32,313,711
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       44,012,600                    35,129,681
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (6,716,257)                   (7,954,098)
from net realized gains

Share transactions Net            211,032,647                   158,099,619
proceeds from sales of shares

 Reinvestment of distributions    6,530,741                     7,877,838

 Cost of shares redeemed          (176,372,310)                 (149,217,492)

 NET INCREASE (DECREASE) IN       41,191,078                    16,759,965
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  394,751                       309,134

  TOTAL INCREASE (DECREASE)       78,882,172                    44,244,682
IN NET ASSETS

NET ASSETS

 Beginning of period              159,729,528                   115,484,846

 End of period (including        $ 238,611,700                 $ 159,729,528
accumulated net investment
loss of $17,095 and $17,095,
respectively)

OTHER INFORMATION
Shares

 Sold                             4,212,974                     4,292,822

 Issued in reinvestment of        127,825                       230,819
distributions

 Redeemed                         (3,574,961)                   (4,259,349)

 Net increase (decrease)          765,838                       264,292


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F     1999       1998       1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 43.13    $ 33.58    $ 24.91    $ 27.18   $ 22.35
period

Income from Investment
Operations

Net investment income (loss) C    (.16)      (.19)      (.17)      .35 D     .02

Net realized and unrealized       11.90      11.85      10.30      (1.58)    7.00
gain (loss)

Total from investment             11.74      11.66      10.13      (1.23)    7.02
operations

Less Distributions

 From net investment income       -          -          -          -         (.02)

From net realized gain            (1.57)     (2.19)     (1.52)     (1.07)    (2.19)

Total distributions               (1.57)     (2.19)     (1.52)     (1.07)    (2.21)

Redemption fees added to paid     .09        .08        .06        .03       .02
in capital

Net asset value, end of period   $ 53.39    $ 43.13    $ 33.58    $ 24.91   $ 27.18

TOTAL RETURN A, B                 27.62%     36.68%     42.42%     (4.52)%   31.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 238,612  $ 159,730  $ 115,485  $ 54,171  $ 94,970
(000 omitted)

Ratio of expenses to average      1.17%      1.35%      1.75%      1.60%     1.56%
net assets

Ratio of expenses to average      1.15% E    1.33% E    1.71% E    1.56% E   1.54% E
net assets after expense
reductions

Ratio of net investment           (.32)%     (.52)%     (.59)%     1.33%     .08%
income (loss) to average net
assets

Portfolio turnover rate           76%        109%       219%       99%       223%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.49 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29

RETAILING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT RETAILING                -12.15%      155.39%       460.96%

SELECT RETAILING (LOAD ADJ.)    -14.86%      147.66%       444.06%

S&P 500                         11.73%       206.94%       425.47%

GS Consumer Industries          -5.41%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 301 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT RETAILING              -12.15%      20.63%        18.82%

SELECT RETAILING (LOAD ADJ.)  -14.86%      19.89%        18.46%

S&P 500                       11.73%       25.14%        18.05%

GS Consumer Industries        -5.41%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Retailing                   S&P 500
             00046                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10494.11                    10265.00
  1990/04/30      10345.68                    10008.38
  1990/05/31      11726.09                    10984.19
  1990/06/30      11577.66                    10909.50
  1990/07/31      11102.68                    10874.59
  1990/08/31       9507.04                     9891.53
  1990/09/30       8445.75                     9409.81
  1990/10/31       8052.41                     9369.35
  1990/11/30       9150.80                     9974.61
  1990/12/31       9656.05                    10252.90
  1991/01/31      10593.39                    10699.92
  1991/02/28      11575.36                    11464.97
  1991/03/31      12780.51                    11742.42
  1991/04/30      12959.05                    11770.60
  1991/05/31      14037.73                    12279.09
  1991/06/30      13591.38                    11716.71
  1991/07/31      14461.76                    12262.71
  1991/08/31      15227.99                    12553.34
  1991/09/30      15064.33                    12343.69
  1991/10/31      14781.64                    12509.10
  1991/11/30      14498.96                    12004.98
  1991/12/31      16235.03                    13378.35
  1992/01/31      17135.28                    13129.52
  1992/02/29      17959.24                    13300.20
  1992/03/31      17600.66                    13040.85
  1992/04/30      16883.51                    13424.25
  1992/05/31      17234.46                    13490.03
  1992/06/30      16429.97                    13289.02
  1992/07/31      17160.90                    13832.55
  1992/08/31      16771.60                    13548.98
  1992/09/30      17272.13                    13708.86
  1992/10/31      18455.91                    13756.84
  1992/11/30      19854.21                    14225.94
  1992/12/31      19819.12                    14400.92
  1993/01/31      19955.86                    14521.89
  1993/02/28      19199.77                    14719.39
  1993/03/31      20679.77                    15029.97
  1993/04/30      19492.80                    14666.24
  1993/05/31      20572.52                    15059.30
  1993/06/30      20077.99                    15102.97
  1993/07/31      20176.90                    15042.56
  1993/08/31      21100.03                    15612.67
  1993/09/30      21742.92                    15492.45
  1993/10/31      22080.85                    15813.15
  1993/11/30      22295.14                    15662.92
  1993/12/31      22401.86                    15852.44
  1994/01/31      21403.84                    16391.43
  1994/02/28      22196.91                    15947.22
  1994/03/31      21733.54                    15251.92
  1994/04/30      22392.94                    15447.15
  1994/05/31      21288.00                    15700.48
  1994/06/30      21109.78                    15315.82
  1994/07/31      21466.22                    15818.18
  1994/08/31      22829.58                    16466.72
  1994/09/30      22384.03                    16063.29
  1994/10/31      22482.05                    16424.71
  1994/11/30      21697.90                    15826.52
  1994/12/31      21279.09                    16061.23
  1995/01/31      21109.78                    16477.70
  1995/02/28      21305.82                    17119.83
  1995/03/31      21546.41                    17625.04
  1995/04/30      20708.80                    18144.10
  1995/05/31      21074.14                    18869.32
  1995/06/30      22419.68                    19307.65
  1995/07/31      23791.95                    19947.89
  1995/08/31      23462.25                    19997.96
  1995/09/30      24166.20                    20841.88
  1995/10/31      23087.99                    20767.47
  1995/11/30      24246.40                    21679.16
  1995/12/31      23827.59                    22096.70
  1996/01/31      23132.54                    22848.87
  1996/02/29      24834.52                    23060.68
  1996/03/31      26679.06                    23282.76
  1996/04/30      28238.46                    23625.95
  1996/05/31      29592.90                    24235.26
  1996/06/30      29067.17                    24327.60
  1996/07/31      26286.98                    23252.80
  1996/08/31      28773.11                    23743.20
  1996/09/30      29806.77                    25079.47
  1996/10/31      29218.65                    25771.16
  1996/11/30      30341.42                    27719.21
  1996/12/31      28798.16                    27170.09
  1997/01/31      28664.17                    28867.68
  1997/02/28      29700.33                    29094.00
  1997/03/31      30075.49                    27898.53
  1997/04/30      30537.36                    29564.07
  1997/05/31      31954.56                    31363.93
  1997/06/30      33985.57                    32769.03
  1997/07/31      37659.44                    35376.46
  1997/08/31      36395.70                    33394.67
  1997/09/30      38751.67                    35223.70
  1997/10/31      38535.03                    34047.23
  1997/11/30      41342.34                    35623.28
  1997/12/31      40814.23                    36234.93
  1998/01/31      41520.73                    36635.68
  1998/02/28      45324.99                    39277.85
  1998/03/31      48440.85                    41289.27
  1998/04/30      48249.93                    41704.64
  1998/05/31      49084.99                    40987.74
  1998/06/30      51792.05                    42652.66
  1998/07/31      50351.34                    42198.41
  1998/08/31      43900.28                    36097.36
  1998/09/30      44138.86                    38409.76
  1998/10/31      48259.10                    41534.01
  1998/11/30      53003.34                    44051.38
  1998/12/31      59491.11                    46589.63
  1999/01/31      62069.70                    48538.00
  1999/02/28      61941.23                    47029.44
  1999/03/31      62987.35                    48911.09
  1999/04/30      61987.12                    50805.42
  1999/05/31      60105.94                    49605.90
  1999/06/30      64428.06                    52359.03
  1999/07/31      61464.06                    50724.38
  1999/08/31      55334.17                    50473.29
  1999/09/30      55609.46                    49089.82
  1999/10/31      58307.35                    52196.23
  1999/11/30      60693.23                    53257.37
  1999/12/31      62582.87                    56394.23
  2000/01/31      55935.00                    53560.99
  2000/02/29      54406.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000322 093556 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $54,406 - a 444.06% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Home Depot, Inc.                9.6

Costco Wholesale Corp.          9.3

Wal-Mart Stores, Inc.           8.4

Walgreen Co.                    8.1

Target Corp.                    7.7

Kohls Corp.                     5.0

Lowe's Companies, Inc.          4.6

Gap, Inc.                       4.6

BJ's Wholesale Club, Inc.       4.5

Staples, Inc.                   4.4

                                66.2

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

General Merchandise Stores 38.2%           Row: 1, Col: 6, Value: 38.2
Retail & Wholesale,
Miscellaneous              24.0%           Row: 1, Col: 5, Value: 24.0
Drug Stores                 9.3%           Row: 1, Col: 4, Value: 9.300000000000001
Apparel Stores              7.5%           Row: 1, Col: 3, Value: 7.5
Grocery Stores              5.1%           Row: 1, Col: 2, Value: 5.1
*All Others                15.9%           Row: 1, Col: 1, Value: 15.9


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

(photograph of Steve Calhoun)

Steve Calhoun, Portfolio Manager of Fidelity Select Retailing
Portfolio

Q. HOW DID THE FUND PERFORM, STEVE?

A. The retailing stocks experienced a difficult period. For the 12 months that ended February 29, 2000, the fund fell 12.15%. For the same 12-month period, the Goldman Sachs Consumer Industries Index - an index of 301 stocks designed to measure the performance of companies in the consumer industries sector - lost 5.41%, while the Standard & Poor's 500 Index returned 11.73%.

Q. WHAT MARKET FACTORS AFFECTED PERFORMANCE OVER THE PAST 12 MONTHS?

A. The market environment was characterized by rising interest rates, which hurt the interest-rate sensitive retailing sector. This was especially evident in large capitalization stocks. The fund owned many large capitalization retail companies with increasing market share and superior unit growth. Despite the bright prospects for these companies, the interest-rate environment caused their earnings multiples - that is, the price of the security divided by the earnings of the company - to decrease. The result was lower stock prices for many retailing securities.

Q. WHAT INVESTMENT STRATEGY DID YOU PURSUE DURING THE PERIOD?

A. I chose to focus on a handful of companies with similar themes. All of these companies were increasing their market share, growing earnings and meeting their financial targets. Many of them were leading or near the top of their categories. For example, Wal-Mart is becoming one of the country's largest grocers, significantly increasing its grocery business while pursuing a strategy of aggressive unit expansion. These two factors have made Wal-Mart a very attractive story. Target Stores is another example of a company that is increasing its market share and earnings while expanding throughout the country.

Q. WHAT STOCKS BENEFITED PERFORMANCE?

A. Home Depot and Costco were two important contributors. Both companies significantly increased their unit growth while meeting their financial objectives. Costco, like many of the wholesale clubs, capitalized on increased consumer acceptance of buying branded goods and groceries at discounted prices. Home Depot continued to benefit from the trend toward home improvement. On the other hand, the fund was underweighted in grocery stores, a strategy that proved beneficial as grocery stores lagged due to flat unit growth and sales. In addition, they faced increasing competition from both Wal-Mart and the wholesale clubs.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Department stores were disappointing for the most part as they struggled to adapt their business models to the new economy, and continued to be faced with difficult decisions as they try to compete with the Internet retailers. Unfortunately for the department stores, the market was very unforgiving of traditional retailers that incurred significant losses while trying to build their Internet presence. This factor negatively affected the established retailers such as Consolidated Stores. One exception to this was Kohls, which demonstrated impressive store growth and rising market share throughout the past 12 months.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am cautiously optimistic about the next six months. The retail sector has really suffered due to rising interest rates, but many of the companies that I follow have met their financial targets and are positioned to show impressive growth. Additionally, we are still seeing very vibrant consumer spending. Even if spending moderates in the next few months, the companies that I have focused on are still poised to do extremely well. With that in mind, I am hoping for a significant recovery in the retail sector in 2000.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 046

TRADING SYMBOL: FSRPX

SIZE: as of February 29, 2000, more than $75 million

MANAGER: Steve Calhoun, since August 1999;
director of associate research, 1997-1999;
equity research associate, 1994-1997;
joined Fidelity in 1994

RETAILING PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 90.3%

                                SHARES                    VALUE (NOTE 1)

APPAREL STORES - 7.5%

Gap, Inc.                        72,300                   $ 3,492,994

The Limited, Inc.                64,400                    2,189,600

                                                           5,682,594

DRUG STORES - 9.3%

CVS Corp.                        26,774                    937,090

Walgreen Co.                     238,100                   6,145,956

                                                           7,083,046

GENERAL MERCHANDISE STORES -
38.2%

BJ's Wholesale Club, Inc. (a)    109,000                   3,379,000

Consolidated Stores Corp. (a)    168,558                   1,896,278

Costco Wholesale Corp. (a)       142,000                   7,046,750

Ito-Yokado Co. Ltd.              10,000                    580,710

Kohls Corp. (a)                  50,000                    3,790,625

Target Corp.                     99,500                    5,870,500

Wal-Mart Stores, Inc.            131,500                   6,402,406

                                                           28,966,269

GROCERY STORES - 5.1%

Loblaw Companies Ltd.            82,600                    1,951,607

Whole Foods Market, Inc. (a)     22,700                    861,891

Wild Oats Markets, Inc. (a)      57,500                    1,078,125

                                                           3,891,623

HOME FURNISHINGS - 1.1%

Linens'n Things, Inc. (a)        43,600                    858,375

RESTAURANTS - 5.1%

McDonald's Corp.                 86,600                    2,733,313

Outback Steakhouse, Inc. (a)     41,900                    1,094,638

                                                           3,827,951

RETAIL & WHOLESALE,
MISCELLANEOUS - 24.0%

Bed Bath & Beyond, Inc. (a)      34,300                    973,263

Best Buy Co., Inc. (a)           36,500                    1,984,688

Circuit City Stores, Inc. -      28,700                    1,158,763
Circuit City Group

Home Depot, Inc.                 125,550                   7,258,356

Lowe's Companies, Inc.           73,700                    3,509,963

Staples, Inc. (a)                121,600                   3,283,200

                                                           18,168,233

TOTAL COMMON STOCKS                                        68,478,091
(Cost $48,613,487)

CASH EQUIVALENTS - 6.5%

                                SHARES                    VALUE (NOTE 1)

Central Cash Collateral Fund,    741,000                  $ 741,000
5.75% (b)

Taxable Central Cash Fund,       4,205,803                 4,205,803
5.66% (b)

TOTAL CASH EQUIVALENTS                                     4,946,803
(Cost $4,946,803)

TOTAL INVESTMENT PORTFOLIO -                               73,424,894
96.8%
(Cost $53,560,290)

NET OTHER ASSETS - 3.2%                                    2,396,801

NET ASSETS - 100%                                         $ 75,821,695

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $148,899,934 and $383,371,008, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $31,755 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $731,250. The fund received cash collateral of $741,000 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $25,416,000. The weighted average interest rate was 4.73%. Interest expense includes $3,337 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $11,488,000. The weighted average interest rate was 4.91%. Interest expense includes $1,567 paid under the bank borrowing program.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $54,117,860. Net unrealized appreciation aggregated $19,307,034, of which $22,813,867 related to appreciated investment securities and $3,506,833 related to depreciated investment securities.

The fund hereby designates approximately $37,953,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 11% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

RETAILING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 73,424,894
value  (cost $53,560,290) -
See accompanying schedule

Receivable for investments                   2,590,549
sold

Receivable for fund shares                   1,810,278
sold

Dividends receivable                         21,442

Interest receivable                          24,875

Redemption fees receivable                   730

Other receivables                            175,929

 TOTAL ASSETS                                78,048,697

LIABILITIES

Payable for fund shares        $ 1,394,881
redeemed

Accrued management fee          39,976

Other payables and  accrued     51,145
expenses

Collateral on securities        741,000
loaned,  at value

 TOTAL LIABILITIES                           2,227,002

NET ASSETS                                  $ 75,821,695

Net Assets consist of:

Paid in capital                             $ 18,374,013

Accumulated undistributed net                37,583,065
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  19,864,617
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,503,668                   $ 75,821,695
shares outstanding

NET ASSET VALUE, and                         $50.42
redemption price per share
($75,821,695 (divided by)
1,503,668 shares)

Maximum offering price per                   $51.98
share (100/97.00 of $50.42)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                               $ 506,341
Dividends

Interest                                         588,126

Security lending                                 5,338

 TOTAL INCOME                                    1,099,805

EXPENSES

Management fee                   $ 1,047,886

Transfer agent fees               1,013,666

Accounting and security           135,084
lending fees

Non-interested trustees'          645
compensation

Custodian fees and expenses       11,758

Registration fees                 38,810

Audit                             16,951

Legal                             2,828

Interest                          4,904

Miscellaneous                     296

 Total expenses before            2,272,828
reductions

 Expense reductions               (83,030)       2,189,798

NET INVESTMENT INCOME (LOSS)                     (1,089,993)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            63,325,808

 Foreign currency transactions    (4,862)        63,320,946

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (80,761,561)

 Assets and liabilities in        13             (80,761,548)
foreign currencies

NET GAIN (LOSS)                                  (17,440,602)

NET INCREASE (DECREASE) IN                      $ (18,530,595)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 519,808
charges paid to FDC

 Sales charges - Retained by                    $ 519,673
FDC

 Deferred sales charges                         $ 4,022
withheld   by FDC

 Exchange fees withheld by FSC                  $ 30,054

 Expense reductions  Directed                   $ 81,471
brokerage arrangements

  Custodian credits                              1,559

                                                $ 83,030

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (1,089,993)                 $ (1,421,013)
income (loss)

 Net realized gain (loss)         63,320,946                    381,908

 Change in net unrealized         (80,761,548)                  79,277,166
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (18,530,595)                  78,238,061
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (21,286,354)                  (1,977,498)
 From net realized gain

 In excess of net realized        -                             (1,495,766)
gain

 TOTAL DISTRIBUTIONS              (21,286,354)                  (3,473,264)

Share transactions Net            165,337,107                   767,856,791
proceeds from sales of shares

 Reinvestment of distributions    20,405,937                    3,407,803

 Cost of shares redeemed          (408,057,115)                 (702,182,873)

 NET INCREASE (DECREASE) IN       (222,314,071)                 69,081,721
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  439,543                       805,978

  TOTAL INCREASE (DECREASE)       (261,691,477)                 144,652,496
IN NET ASSETS

NET ASSETS

 Beginning of period              337,513,172                   192,860,676

 End of period                   $ 75,821,695                  $ 337,513,172

OTHER INFORMATION
Shares

 Sold                             2,486,363                     13,691,594

 Issued in reinvestment of        354,639                       64,738
distributions

 Redeemed                         (6,337,585)                   (12,610,578)

 Net increase (decrease)          (3,496,583)                   1,145,754


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999       1998       1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 67.50    $ 50.04    $ 33.25    $ 27.87   $ 23.91
period

Income from Investment
Operations

Net investment income (loss) C    (.39)      (.28)      (.27)      (.13)     (.14)

Net realized and unrealized       (6.72)     18.27      17.14      5.49      4.07
gain (loss)

Total from investment             (7.11)     17.99      16.87      5.36      3.93
operations

Less Distributions

From net realized gain            (10.13)    (.39)      (.51)      (.08)     -

In excess of net realized gain    -          (.30)      -          -         -

Total distributions               (10.13)    (.69)      (.51)      (.08)     -

Redemption fees added to paid     .16        .16        .43        .10       .03
in capital

Net asset value, end of period   $ 50.42    $ 67.50    $ 50.04    $ 33.25   $ 27.87

TOTAL RETURN A, B                 (12.15)%   36.66%     52.61%     19.59%    16.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 75,822   $ 337,513  $ 192,861  $ 59,348  $ 44,051
(000 omitted)

Ratio of expenses to average      1.25%      1.25%      1.63%      1.45%     1.94%
net assets

Ratio of expenses to average      1.20% D    1.22% D    1.55% D    1.39% D   1.92% D
net assets after expense
reductions

Ratio of net investment           (.60)%     (.50)%     (.67)%     (.39)%    (.53)%
income (loss) to average net
assets

Portfolio turnover rate           88%        165%       308%       278%      235%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29


AIR TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT AIR TRANSPORTATION     8.50%        139.48%       251.41%

SELECT AIR TRANSPORTATION     5.18%        132.22%       240.79%
(LOAD ADJ.)

S&P 500                       11.73%       206.94%       425.47%

GS Cyclical Industries        -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT AIR TRANSPORTATION   8.50%        19.08%        13.39%

SELECT AIR TRANSPORTATION   5.18%        18.35%        13.04%
(LOAD ADJ.)

S&P 500                     11.73%       25.14%        18.05%

GS Cyclical Industries      -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             AIR TRANSPORTATION          S&P 500
             00034                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10207.25                    10265.00
  1990/04/30       9833.49                    10008.38
  1990/05/31      10518.72                    10984.19
  1990/06/30      10545.41                    10909.50
  1990/07/31      10225.05                    10874.59
  1990/08/31       8605.41                     9891.53
  1990/09/30       7742.20                     9409.81
  1990/10/31       8151.56                     9369.35
  1990/11/30       8026.97                     9974.61
  1990/12/31       8489.72                    10252.90
  1991/01/31       9495.32                    10699.92
  1991/02/28      10563.21                    11464.97
  1991/03/31      10518.72                    11742.42
  1991/04/30      10260.64                    11770.60
  1991/05/31      10865.78                    12279.09
  1991/06/30      10636.67                    11716.71
  1991/07/31      10963.67                    12262.71
  1991/08/31      10827.42                    12553.34
  1991/09/30      10464.08                    12343.69
  1991/10/31      10972.75                    12509.10
  1991/11/30      10482.25                    12004.98
  1991/12/31      11635.84                    13378.35
  1992/01/31      12308.01                    13129.52
  1992/02/29      12862.10                    13300.20
  1992/03/31      12108.18                    13040.85
  1992/04/30      11481.42                    13424.25
  1992/05/31      11635.84                    13490.03
  1992/06/30      11258.00                    13289.02
  1992/07/31      11193.29                    13832.55
  1992/08/31      10721.90                    13548.98
  1992/09/30      11073.13                    13708.86
  1992/10/31      11470.58                    13756.84
  1992/11/30      11747.88                    14225.94
  1992/12/31      12400.06                    14400.92
  1993/01/31      12512.19                    14521.89
  1993/02/28      12708.42                    14719.39
  1993/03/31      14110.09                    15029.97
  1993/04/30      14269.59                    14666.24
  1993/05/31      15084.73                    15059.30
  1993/06/30      13960.40                    15102.97
  1993/07/31      14438.24                    15042.56
  1993/08/31      15300.23                    15612.67
  1993/09/30      14991.04                    15492.45
  1993/10/31      15853.02                    15813.15
  1993/11/30      15890.50                    15662.92
  1993/12/31      16230.09                    15852.44
  1994/01/31      16856.88                    16391.43
  1994/02/28      16258.58                    15947.22
  1994/03/31      15318.40                    15251.92
  1994/04/30      15217.66                    15447.15
  1994/05/31      14581.49                    15700.48
  1994/06/30      14137.17                    15315.82
  1994/07/31      14874.33                    15818.18
  1994/08/31      15439.81                    16466.72
  1994/09/30      13713.06                    16063.29
  1994/10/31      13824.14                    16424.71
  1994/11/30      12905.22                    15826.52
  1994/12/31      12701.10                    16061.23
  1995/01/31      13109.82                    16477.70
  1995/02/28      14233.81                    17119.83
  1995/03/31      15153.44                    17625.04
  1995/04/30      16369.40                    18144.10
  1995/05/31      16635.07                    18869.32
  1995/06/30      18740.00                    19307.65
  1995/07/31      19373.52                    19947.89
  1995/08/31      18627.60                    19997.96
  1995/09/30      19312.21                    20841.88
  1995/10/31      19087.41                    20767.47
  1995/11/30      21549.97                    21679.16
  1995/12/31      20263.20                    22096.70
  1996/01/31      19803.63                    22848.87
  1996/02/29      22049.29                    23060.68
  1996/03/31      23177.34                    23282.76
  1996/04/30      22206.67                    23625.95
  1996/05/31      22418.06                    24235.26
  1996/06/30      22312.36                    24327.60
  1996/07/31      18655.29                    23252.80
  1996/08/31      18317.06                    23743.20
  1996/09/30      18095.10                    25079.47
  1996/10/31      17925.99                    25771.16
  1996/11/30      20113.89                    27719.21
  1996/12/31      20515.53                    27170.09
  1997/01/31      19712.25                    28867.68
  1997/02/28      18729.28                    29094.00
  1997/03/31      19881.36                    27898.53
  1997/04/30      20970.03                    29564.07
  1997/05/31      22428.63                    31363.93
  1997/06/30      22692.87                    32769.03
  1997/07/31      24056.34                    35376.46
  1997/08/31      23136.79                    33394.67
  1997/09/30      25028.74                    35223.70
  1997/10/31      24806.78                    34047.23
  1997/11/30      25440.95                    35623.28
  1997/12/31      26904.59                    36234.93
  1998/01/31      27926.86                    36635.68
  1998/02/28      30173.59                    39277.85
  1998/03/31      31532.86                    41289.27
  1998/04/30      32580.74                    41704.64
  1998/05/31      31222.74                    40987.74
  1998/06/30      33203.16                    42652.66
  1998/07/31      31437.76                    42198.41
  1998/08/31      24715.64                    36097.36
  1998/09/30      24330.88                    38409.76
  1998/10/31      26730.02                    41534.01
  1998/11/30      27307.17                    44051.38
  1998/12/31      28631.22                    46589.63
  1999/01/31      30634.27                    48538.00
  1999/02/28      31415.12                    47029.44
  1999/03/31      32874.98                    48911.09
  1999/04/30      36349.36                    50805.42
  1999/05/31      36152.81                    49605.90
  1999/06/30      37736.74                    52359.03
  1999/07/31      37956.41                    50724.38
  1999/08/31      36083.44                    50473.29
  1999/09/30      32904.03                    49089.82
  1999/10/31      36083.44                    52196.23
  1999/11/30      35794.41                    53257.37
  1999/12/31      38507.04                    56394.23
  2000/01/31      35285.24                    53560.99
  2000/02/29      34079.00                   52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000322 162626 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $34,079 - a 240.79% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

AMR Corp.                       13.2

Southwest Airlines Co.          7.8

United Technologies Corp.       6.2

Delta Air Lines, Inc.           6.1

General Dynamics Corp.          5.5

BFGoodrich Co.                  5.3

Northwest Airlines Corp.        5.1
Class A

Atlas Air, Inc.                 5.1

EGL, Inc.                       4.8

Continental Airlines, Inc.      4.8
Class B

                                63.9

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Air Transportation         54.6%           Row: 1, Col: 6, Value: 54.6
Aerospace & Defense        20.6%           Row: 1, Col: 5, Value: 20.6
Trucking & Freight         12.1%           Row: 1, Col: 4, Value: 12.1
Ship Building & Repair      5.5%           Row: 1, Col: 3, Value: 5.5
Oil & Gas                   0.2%           Row: 1, Col: 2, Value: 0.2
*All Others                 7.0%           Row: 1, Col: 1, Value: 7.0


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

AIR TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Chris Zepf)(photograph of Jeff Feingold)

NOTE TO SHAREHOLDERS: The following is an interview with Chris Zepf
(left), who managed Fidelity Select Air Transportation Portfolio for most of the period covered by this report, with additional comments from Jeff Feingold (right), who became manager of the fund on February 25, 2000.

Q. HOW DID THE FUND PERFORM, CHRIS?

C.Z. For the 12-month period that ended February 29, 2000, the fund returned 8.50%. For the same 12-month period, the Standard & Poor's 500 Index returned 11.73%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - fell 7.75%.

Q. WHAT FACTORS DROVE AIR TRANSPORTATION STOCKS DURING
THE PERIOD?

C.Z. Air transport stocks had a pretty decent first half, thanks to the strong U.S. economy and rebounding foreign economies. But the second half proved much more difficult. The price of oil skyrocketed to more than $30 a barrel and the price of jet fuel - the second largest cost to airlines - more than doubled. Ongoing uncertainty about where fuel prices were headed was a constant challenge, despite the fact that some airlines had used various methods to hedge against the rising cost of fuel. What's more, the airlines met with little success in passing on fuel surcharges to their customers. Also, supply and demand conditions remained unfavorable. The number of available airline seats continued to outstrip demand in terms of the number of airline tickets sold. Further, rising interest rates called into question the group's future profitability.

Q. WHY DID THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX?

C.Z. Despite the many challenges they faced during the year, airline stocks outpaced many of the more interest-rate sensitive industry groups that make up the Goldman Sachs Cyclical Industries Index. In addition, the fund was helped by strong stock picking. Skywest Airlines and Southwest Airlines both held up reasonably well. Skywest Airlines benefited from strong revenue growth and passing on much of its fuel cost increases to its partners. Low-cost carrier Southwest continued to enjoy good financial results, partly due to its exploding sales of tickets via the Internet. In 1999, nearly 20% of the company's revenues came from tickets bought on its web site. That helped to lower Southwest's distribution costs since ticket sales over the Internet cost the airline far less than ticket sales through travel agents.

Q. SPEAKING OF INTERNET-BASED TICKET SALES, PREVIEW TRAVEL AND SABRE ALSO PERFORMED QUITE WELL AND CONTRIBUTED TO THE FUND'S OUTPERFORMANCE OF THE GOLDMAN SACHS INDEX DURING THE YEAR . . .

C.Z. That's true. Last October, computer reservations provider Sabre Holdings agreed to acquire Preview Travel and combine it with Sabre's Travelocity.com unit. The combination of the No. 1 and No. 3 Web-based sellers of airline, hotel and cruise reservations helped generate investor enthusiasm for both companies. More recently, AMR, the parent company of both American Airlines and Sabre, announced that it would spin off Travelocity in a public offering of stock later this year, which also boosted the stock prices of Sabre and Preview.

Q. WHICH HOLDINGS WERE DISAPPOINTING?

C.Z. Airlines that hadn't hedged against rising fuel costs using various financial instruments were some of the biggest detractors from the fund's performance for the year. The stock price of Northwest Airlines, for example, dropped substantially because it hadn't hedged its oil exposure. That occurred despite the fact that the company enjoyed more revenue out of the economic rebound in Asia. Like most airlines, American Airlines announced disappointing fourth quarter 1999 earnings, blaming higher fuel costs. Furthermore, in my view, the market failed to realize the value of AMR's holdings in Sabre. Rising fuel prices hurt regional airlines, too, including America West.

Q. TURNING TO YOU, JEFF, WHAT'S YOUR OUTLOOK?

J.F. Airline stocks are cyclical, meaning they're susceptible to the global economy's ebbs and flow. As long as the global economy remains strong, airlines could do well. If growth slows dramatically, however, airline stocks will likely suffer. Another factor they'll have to contend with is fuel prices, and at present it's not clear whether oil will remain on the rise or if it will fall back to more historical levels.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 034

TRADING SYMBOL: FSAIX

SIZE: as of February 29, 2000, more than $24 million

MANAGER: Jeff Feingold, since February 2000;
manager, Fidelity Select Transportation
Portfolio, since February 2000; Fidelity Select
Defense and Aerospace Portfolio, since 1998;
equity analyst, various industries,
1997-1998; joined Fidelity in 1997

AIR TRANSPORTATION PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 93.0%

                               SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 20.6%

BFGoodrich Co.                  54,200                   $ 1,297,413

Boeing Co.                      29,700                    1,095,188

Cordant Technologies, Inc.      27,000                    874,125

Lockheed Martin Corp.           14,000                    244,125

United Technologies Corp.       29,800                    1,517,938

                                                          5,028,789

AIR TRANSPORTATION - 54.6%

America West Holding Corp.      58,000                    775,750
Class B (a)

AMR Corp. (a)                   61,200                    3,235,947

Atlantic Coast Airlines         63,400                    1,133,275
Holdings, Inc. (a)

Atlas Air, Inc. (a)             51,400                    1,243,238

Continental Airlines, Inc.      37,300                    1,179,613
Class B (a)

Delta Air Lines, Inc.           32,700                    1,491,938

Northwest Airlines Corp.        72,900                    1,257,525
Class A (a)

Preview Travel, Inc. (a)        8,900                     409,956

SkyWest, Inc.                   15,500                    460,156

Southwest Airlines Co.          103,050                   1,899,984

US Airways Group, Inc. (a)      14,900                    278,444

                                                          13,365,826

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                 100                       2,500

Onvia.com, Inc.                 100                       2,100

                                                          4,600

OIL & GAS - 0.2%

Frontier Oil Corp. (a)          6,100                     38,125

SHIP BUILDING & REPAIR - 5.5%

General Dynamics Corp.          31,100                    1,345,075

TRUCKING & FREIGHT - 12.1%

Airborne Freight Corp.          7,400                     136,900

Circle International Group,     10,700                    261,481
Inc.

EGL, Inc. (a)                   42,150                    1,185,469

Expeditors International of     20,700                    781,425
Washington, Inc.

Forward Air Corp. (a)           3,550                     81,650

Fritz Companies, Inc. (a)       18,700                    156,613

United Parcel Service, Inc.     6,700                     365,988
Class B

                                                          2,969,526

TOTAL COMMON STOCKS                                      22,751,941
(Cost $22,647,059)

CASH EQUIVALENTS - 7.5%

                               SHARES                    VALUE (NOTE 1)

Central Cash Collateral Fund,   404,800                  $ 404,800
5.75% (b)

Taxable Central Cash Fund,      1,426,701                 1,426,701
5.66% (b)

TOTAL CASH EQUIVALENTS                                    1,831,501
(Cost $1,831,501)

TOTAL INVESTMENT PORTFOLIO -                              24,583,442
100.5%
(Cost $24,478,560)

NET OTHER ASSETS - (0.5)%                                 (120,693)

NET ASSETS - 100%                                        $ 24,462,749

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $125,831,549 and $172,647,421, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,162 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $405,350. The fund received cash collateral of $404,800 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $24,971,097. Net unrealized depreciation aggregated $387,655, of which $1,803,915 related to appreciated investment securities and $2,191,570 related to depreciated investment securities.

The fund hereby designates approximately $3,395,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 5% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

AIR TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 24,583,442
value  (cost $24,478,560) -
See accompanying schedule

Receivable for investments                    2,335,323
sold

Receivable for fund shares                    17,273
sold

Dividends receivable                          17,198

Interest receivable                           9,030

Redemption fees receivable                    1,301

Other receivables                             4,368

 TOTAL ASSETS                                 26,967,935

LIABILITIES

Payable for investments         $ 1,561,286
purchased

Payable for fund shares          498,232
redeemed

Accrued management fee           13,403

Other payables and  accrued      27,465
expenses

Collateral on securities         404,800
loaned,  at value

 TOTAL LIABILITIES                            2,505,186

NET ASSETS                                   $ 24,462,749

Net Assets consist of:

Paid in capital                              $ 16,382,386

Accumulated undistributed net                 7,975,481
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   104,882
(depreciation) on investments

NET ASSETS, for 924,983                      $ 24,462,749
shares outstanding

NET ASSET VALUE and                           $26.45
redemption price per share
($24,462,749 (divided by)
924,983 shares)

Maximum offering price per                    $27.27
share (100/97.00 of $26.45)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 280,929
Dividends

Interest                                        197,448

Security lending                                6,345

 TOTAL INCOME                                   484,722

EXPENSES

Management fee                   $ 322,853

Transfer agent fees               345,244

Accounting and security           60,950
lending fees

Non-interested trustees'          169
compensation

Custodian fees and expenses       11,583

Registration fees                 30,362

Audit                             12,171

Legal                             243

 Total expenses before            783,575
reductions

 Expense reductions               (32,638)      750,937

NET INVESTMENT INCOME (LOSS)                    (266,215)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            14,638,308

 Foreign currency transactions    1,057         14,639,365

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (7,109,828)

 Assets and liabilities in        (1,943)       (7,111,771)
foreign currencies

NET GAIN (LOSS)                                 7,527,594

NET INCREASE (DECREASE) IN                     $ 7,261,379
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 116,840
charges paid to FDC

 Sales charges - Retained by                   $ 114,253
FDC

 Deferred sales charges                        $ 1,637
withheld   by FDC

 Exchange fees withheld by FSC                 $ 8,575

 Expense reductions  Directed                  $ 32,616
brokerage arrangements

  Custodian credits                             22

                                               $ 32,638

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (266,215)                   $ (494,512)
income (loss)

 Net realized gain (loss)         14,639,365                    10,294,170

 Change in net unrealized         (7,111,771)                   (7,870,755)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       7,261,379                     1,928,903
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (5,518,710)                   (1,287,140)
from net realized gains

Share transactions Net            85,072,471                    234,828,394
proceeds from sales of shares

 Reinvestment of distributions    5,319,847                     1,276,230

 Cost of shares redeemed          (133,856,898)                 (352,683,506)

 NET INCREASE (DECREASE) IN       (43,464,580)                  (116,578,882)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  235,249                       701,437

  TOTAL INCREASE (DECREASE)       (41,486,662)                  (115,235,682)
IN NET ASSETS

NET ASSETS

 Beginning of period              65,949,411                    181,185,093

 End of period                   $ 24,462,749                  $ 65,949,411

OTHER INFORMATION
Shares

 Sold                             2,797,655                     8,676,907

 Issued in reinvestment of        186,721                       44,922
distributions

 Redeemed                         (4,434,782)                   (13,091,302)

 Net increase (decrease)          (1,450,406)                   (4,369,473)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E    1999      1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.76   $ 26.86   $ 17.72    $ 21.11    $ 13.93
period

Income from Investment
Operations

Net investment income (loss) C    (.15)     (.14)     (.19)      (.22)      (.01)

Net realized and unrealized       2.59      1.06      10.59      (3.12)     7.47
gain (loss)

Total from investment             2.44      .92       10.40      (3.34)     7.46
operations

Less Distributions

From net realized gain            (3.88)    (.21)     (1.43)     (.07)      (.46)

In excess of net realized gain    -         -         -          (.20)      -

Total distributions               (3.88)    (.21)     (1.43)     (.27)      (.46)

Redemption fees added to paid     .13       .19       .17        .22        .18
in capital

Net asset value, end of period   $ 26.45   $ 27.76   $ 26.86    $ 17.72    $ 21.11

TOTAL RETURN A, B                 8.50%     4.11%     61.10%     (15.06)%   54.91%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 24,463  $ 65,949  $ 181,185  $ 35,958   $ 75,359
(000 omitted)

Ratio of expenses to average      1.40%     1.35%     1.93%      1.89%      1.47%
net assets

Ratio of expenses to average      1.35% D   1.27% D   1.87% D    1.80% D    1.41% D
net assets after expense
reductions

Ratio of net investment           (.48)%    (.50)%    (.84)%     (1.10)%    (.07)%
income (loss) to average net
assets

Portfolio turnover rate           252%      260%      294%       469%       504%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

AUTOMOTIVE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT AUTOMOTIVE                -17.40%      23.22%        169.89%

SELECT AUTOMOTIVE (LOAD ADJ.)    -19.95%      19.46%        161.72%

S&P 500                          11.73%       206.94%       425.47%

GS Cyclical Industries           -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT AUTOMOTIVE              -17.40%      4.27%         10.44%

SELECT AUTOMOTIVE (LOAD ADJ.)  -19.95%      3.62%         10.10%

S&P 500                        11.73%       25.14%        18.05%

GS Cyclical Industries         -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Automotive                  S&P 500
             00502                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10062.62                    10265.00
  1990/04/30      10029.65                    10008.38
  1990/05/31      10598.30                    10984.19
  1990/06/30      10788.08                    10909.50
  1990/07/31      10821.51                    10874.59
  1990/08/31       9267.22                     9891.53
  1990/09/30       8381.44                     9409.81
  1990/10/31       8214.32                     9369.35
  1990/11/30       8698.99                     9974.61
  1990/12/31       9024.89                    10252.90
  1991/01/31       9534.62                    10699.92
  1991/02/28      10311.77                    11464.97
  1991/03/31      10395.33                    11742.42
  1991/04/30      10512.32                    11770.60
  1991/05/31      11356.31                    12279.09
  1991/06/30      11331.25                    11716.71
  1991/07/31      11799.20                    12262.71
  1991/08/31      12183.60                    12553.34
  1991/09/30      11824.27                    12343.69
  1991/10/31      12133.46                    12509.10
  1991/11/30      11531.80                    12004.98
  1991/12/31      12393.45                    13378.35
  1992/01/31      13732.33                    13129.52
  1992/02/29      15115.25                    13300.20
  1992/03/31      15441.16                    13040.85
  1992/04/30      16427.70                    13424.25
  1992/05/31      16418.90                    13490.03
  1992/06/30      16321.21                    13289.02
  1992/07/31      16471.19                    13832.55
  1992/08/31      15447.81                    13548.98
  1992/09/30      15191.96                    13708.86
  1992/10/31      15827.17                    13756.84
  1992/11/30      16594.70                    14225.94
  1992/12/31      17550.94                    14400.92
  1993/01/31      18361.40                    14521.89
  1993/02/28      18631.55                    14719.39
  1993/03/31      19631.11                    15029.97
  1993/04/30      19517.69                    14666.24
  1993/05/31      20706.21                    15059.30
  1993/06/30      21068.33                    15102.97
  1993/07/31      21309.75                    15042.56
  1993/08/31      22052.58                    15612.67
  1993/09/30      22284.71                    15492.45
  1993/10/31      22758.26                    15813.15
  1993/11/30      22758.26                    15662.92
  1993/12/31      23761.26                    15852.44
  1994/01/31      25115.78                    16391.43
  1994/02/28      24304.98                    15947.22
  1994/03/31      22597.52                    15251.92
  1994/04/30      22138.03                    15447.15
  1994/05/31      21810.06                    15700.48
  1994/06/30      21530.32                    15315.82
  1994/07/31      22176.62                    15818.18
  1994/08/31      21810.06                    16466.72
  1994/09/30      20884.03                    16063.29
  1994/10/31      21279.52                    16424.71
  1994/11/30      19996.58                    15826.52
  1994/12/31      20731.01                    16061.23
  1995/01/31      20238.44                    16477.70
  1995/02/28      21245.01                    17119.83
  1995/03/31      21137.93                    17625.04
  1995/04/30      21073.68                    18144.10
  1995/05/31      21502.00                    18869.32
  1995/06/30      22037.41                    19307.65
  1995/07/31      23622.22                    19947.89
  1995/08/31      23408.06                    19997.96
  1995/09/30      23525.85                    20841.88
  1995/10/31      22433.61                    20767.47
  1995/11/30      22990.44                    21679.16
  1995/12/31      23515.14                    22096.70
  1996/01/31      23236.73                    22848.87
  1996/02/29      23397.35                    23060.68
  1996/03/31      24821.54                    23282.76
  1996/04/30      26075.60                    23625.95
  1996/05/31      26676.02                    24235.26
  1996/06/30      26365.09                    24327.60
  1996/07/31      24831.86                    23252.80
  1996/08/31      25464.45                    23743.20
  1996/09/30      25678.89                    25079.47
  1996/10/31      25796.83                    25771.16
  1996/11/30      27104.90                    27719.21
  1996/12/31      27294.26                    27170.09
  1997/01/31      27772.33                    28867.68
  1997/02/28      28217.04                    29094.00
  1997/03/31      27661.15                    27898.53
  1997/04/30      28279.22                    29564.07
  1997/05/31      29896.50                    31363.93
  1997/06/30      30797.55                    32769.03
  1997/07/31      32149.13                    35376.46
  1997/08/31      31906.54                    33394.67
  1997/09/30      33650.89                    35223.70
  1997/10/31      32102.92                    34047.23
  1997/11/30      31883.44                    35623.28
  1997/12/31      31873.81                    36234.93
  1998/01/31      31861.21                    36635.68
  1998/02/28      34645.44                    39277.85
  1998/03/31      36749.37                    41289.27
  1998/04/30      36579.91                    41704.64
  1998/05/31      36375.71                    40987.74
  1998/06/30      35817.55                    42652.66
  1998/07/31      34483.41                    42198.41
  1998/08/31      27826.33                    36097.36
  1998/09/30      27839.94                    38409.76
  1998/10/31      30358.47                    41534.01
  1998/11/30      32005.72                    44051.38
  1998/12/31      33448.77                    46589.63
  1999/01/31      33884.41                    48538.00
  1999/02/28      31692.61                    47029.44
  1999/03/31      31011.92                    48911.09
  1999/04/30      34469.79                    50805.42
  1999/05/31      34333.66                    49605.90
  1999/06/30      35409.14                    52359.03
  1999/07/31      33516.84                    50724.38
  1999/08/31      32740.86                    50473.29
  1999/09/30      30753.26                    49089.82
  1999/10/31      28983.49                    52196.23
  1999/11/30      27839.94                    53257.37
  1999/12/31      28942.65                    56394.23
  2000/01/31      26750.85                    53560.99
  2000/02/29      26172.00                   52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 105819 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $26,172 - a 161.72% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S  NET ASSETS

SPX Corp.                         10.2

General Motors Corp.              7.9

Honda Motor Co. Ltd.              7.7

TRW, Inc.                         7.1

Delphi Automotive Systems Corp.   7.0

Johnson Controls, Inc.            5.9

Navistar International Corp.      5.9

Eaton Corp.                       5.0

Danaher Corp.                     5.0

Dana Corp.                        3.4

                                  65.1

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Autos, Tires, & Accessories 87.0%           Row: 1, Col: 5, Value: 87.0
Leasing & Rental             2.9%           Row: 1, Col: 4, Value: 2.9
Consumer Durables            1.7%           Row: 1, Col: 3, Value: 1.7
Iron & Steel                 0.4%           Row: 1, Col: 2, Value: 0.4
*All Others                  8.0%           Row: 1, Col: 1, Value: 8.0


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

(photograph of Douglas Nigen)

Douglas Nigen,
Portfolio Manager
of Fidelity Select
Automotive Portfolio

Q. HOW DID THE FUND PERFORM, DOUG?

A. For the 12 months that ended February 29, 2000, the fund returned -17.40%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - fell 7.75%. During the same period, the Standard & Poor's 500 Index returned 11.73%.

Q. WHY DID THE FUND UNDERPERFORM BOTH THE GOLDMAN SACHS INDEX AND THE S&P 500 INDEX DURING THE PERIOD?

A. Despite booming auto sales in North America, auto stocks were hammered by fears of rising interest rates as they tend to slow auto sales. In addition, the trend of the stock market had a big effect, as investors fled old economy - or industrial - stocks to buy new economy
- or technology - stocks. These two factors caused the fund to underperform both of its indexes. Also, a few of the fund's large positions in the weak aftermarket for auto parts hurt performance relative to the Goldman Sachs index.

Q. SPECIFICALLY, WHAT HAPPENED IN THE AUTO AFTERMARKET?

A. We witnessed a trend of too much inventory in the retail sector of the auto aftermarket. Companies such as PepBoys and AutoZone were forced to reduce new orders and clear current inventory, which slowed supplier sales during the period. Also, a few big names in the aftermarket suffered from company-specific problems. For example, Federal-Mogul was punished over the past year as the company struggled with acquisition-related difficulties.

Q. WHICH OF THE FUND'S LARGE HOLDINGS PERFORMED WELL OVER THE PAST
YEAR?

A. While it was a rough year for automotive companies, there were a few bright spots. SPX - a diversified producer of industrial products, vehicle components and auto aftermarket diagnostic tools - was the biggest contributor to the fund's returns. Navistar International was another strong performer. The company produces trucks and engines, and it benefited from robust sales trends. Finally, some of the fund's underweighted positions helped performance. For example, Goodyear represented 5% of the Goldman Sachs index, but the fund held much less than that - a position that helped the fund's relative returns when that stock plummeted this year. I utilized the same underweighting strategy with some of the poor-performing European auto manufacturers, such as Volkswagen, Renault and DaimlerChrylser, which helped the fund.

Q. WHICH STOCKS WERE DISAPPOINTING?

A. As I mentioned, Federal-Mogul - the fund's biggest detractor from returns - suffered from acquisition-related difficulties. Another big position that was disappointing was PepBoys, a company that suffered from weakness in the auto aftermarket and also from a restructuring plan that went awry. In addition, many auto suppliers were hurt by fears about the advent of business-to-business e-commerce. Direct electronic auctions could make an already thin-margin business worse. I sold the fund's position in PepBoys by the end of the period.

Q. SIX MONTHS AGO, YOU MENTIONED THAT THE UNITED AUTOWORKERS BEGAN NEGOTIATIONS ON A NEW CONTRACT. HOW DID THOSE NEGOTIATIONS AFFECT AUTO STOCKS?

A. The UAW settled the strike, which was a positive for auto stocks in the short term because there was no disruption of production. However, the bad news is that the contract was very expensive and could weigh auto stocks down with the long-term worry of rising costs.

Q. WHAT'S YOUR OUTLOOK?

A. I expect the automotive industry to continue to be plagued by the same issues that affected the fund over the past year. Interest rates are expected to continue rising in the year 2000, so I don't expect automotive stocks to outperform the broad market in the near future. The difference, however, is that automotive stocks are a lot cheaper now, so I think the downside is limited. During this environment of higher interest rates, the fund needs to explore investments in stocks outside of pure-auto businesses. For example, General Motors did well over the past year because of its Hughes Electronics subsidiary. Johnson Controls, which has a large automation business, also did well. Finally, I believe there are opportunities among Japanese automakers because the Japanese economy looks to be bottoming and that's generally when auto companies begin to do well.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 502

TRADING SYMBOL: FSAVX

SIZE: as of February 29, 2000, more than $10 million

MANAGER: Douglas Nigen, since September
1999; analyst, automotive manufacturing, automotive parts, tire and rental car industries, since 1999; specialty apparel industry,
1997-1999; joined Fidelity in 1997

AUTOMOTIVE PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 92.0%

                               SHARES                  VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
87.0%

American Axle & Manufacturing   1                      $ 14
Holdings, Inc.

Arvin Industries, Inc.          1,500                   27,563

AutoNation, Inc. (a)            12,900                  97,556

AutoZone, Inc. (a)              9,000                   221,063

DaimlerChrysler AG (Reg.)       1,727                   117,004

Dana Corp.                      16,900                  360,181

Danaher Corp.                   12,900                  526,481

Delphi Automotive Systems       44,524                  742,994
Corp.

Eaton Corp.                     7,050                   528,309

Federal-Mogul Corp.             7,750                   105,594

Ford Motor Co.                  8,600                   357,975

Fuji Heavy Industries Ltd.      18,000                  114,491

General Motors Corp.            11,000                  836,688

Gentex Corp. (a)                10,900                  318,484

Honda Motor Co. Ltd. (a)        24,000                  810,000

Johnson Controls, Inc.          11,750                  627,156

Lear Corp. (a)                  7,550                   159,494

Lithia Motors, Inc. (a)         4,900                   73,194

Magna International, Inc.       3,800                   153,353
Class A

Michelin SA (Compagnie          3,000                   93,861
Generale des Etablissements)
Class B (a)

Navistar International Corp.    19,000                  622,250
(a)

Oshkosh Truck Co.               1,700                   45,050

Sonic Automotive, Inc. (a)      8,245                   70,598

SPX Corp. (a)                   12,400                  1,079,572

Superior Industries             1,500                   35,813
International, Inc.

Tower Automotive, Inc. (a)      4,625                   54,922

Toyota Motor Corp.              6,000                   238,998

TRW, Inc.                       15,600                  748,800

Wynn's International, Inc.      1,200                   15,975

                                                        9,183,433

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                 100                     2,500

Onvia.com, Inc.                 100                     2,100

                                                        4,600

CONSUMER DURABLES - 1.7%

Snap-On, Inc.                   8,100                   176,681

IRON & STEEL - 0.4%

SPS Technologies, Inc. (a)      1,300                   42,494

LEASING & RENTAL - 2.9%

Avis Rent A Car, Inc. (a)       9,930                   144,606

Hertz Corp. Class A             4,390                   157,217

                                                        301,823



                               SHARES                  VALUE (NOTE 1)

LODGING & GAMING - 0.0%

Magna Entertainment Corp.       760                    $ 4,323
Class A (a)

TOTAL COMMON STOCKS                                      9,713,354
(Cost $10,072,806)

CASH EQUIVALENTS - 6.5%



Taxable Central Cash Fund,      693,156                 693,156
5.66% (b) (Cost $693,156)

TOTAL INVESTMENT PORTFOLIO -                            10,406,510
98.5%
(Cost $10,765,962)

NET OTHER ASSETS - 1.5%                                 154,973

NET ASSETS - 100%                                     $ 10,561,483

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $6,233,837 and $56,104,079, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,617 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $941,800. The weighted average interest rate was 5.58%.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     85.4%

Japan                        11.1

Canada                        1.5

Germany                       1.1

Others (individually less     0.9
than 1%)

                            100.0%

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $10,838,332. Net unrealized depreciation aggregated $431,822, of which $1,048,119 related to appreciated investment securities and $1,479,941 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $7,479,000 of which $1,009,000 and $6,470,000 will expire on February 28, 2007 and February 29, 2008, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $866,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

AUTOMOTIVE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    FEBRUARY 29, 2000

ASSETS

Investment in securities, at             $ 10,406,510
value  (cost $10,765,962) -
See accompanying schedule

Receivable for investments                349,440
sold

Receivable for fund shares                27,034
sold

Dividends receivable                      27,342

Interest receivable                       3,430

Redemption fees receivable                60

Other receivables                         4,467

 TOTAL ASSETS                             10,818,283

LIABILITIES

Payable to custodian bank      $ 17,730

Payable for investments         116,414
purchased

Payable for fund shares         92,944
redeemed

Accrued management fee          5,542

Other payables and  accrued     24,170
expenses

 TOTAL LIABILITIES                        256,800

NET ASSETS                               $ 10,561,483

Net Assets consist of:

Paid in capital                          $ 19,391,760

Accumulated undistributed net             (8,470,853)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (359,424)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 549,086                  $ 10,561,483
shares outstanding

NET ASSET VALUE and                       $19.23
redemption price per share
($10,561,483 (divided by)
549,086 shares)

Maximum offering price per                $19.82
share (100/97.00 of $19.23)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 263,475
Dividends

Interest                                        66,401

Security lending                                327

 TOTAL INCOME                                   330,203

EXPENSES

Management fee                   $ 132,781

Transfer agent fees               209,768

Accounting and security           60,364
lending fees

Non-interested trustees'          46
compensation

Custodian fees and expenses       12,370

Registration fees                 22,335

Audit                             11,478

Legal                             131

Interest                          730

 Total expenses before            450,003
reductions

 Expense reductions               (7,118)       442,885

NET INVESTMENT INCOME (LOSS)                    (112,682)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (3,878,219)

 Foreign currency transactions    8,229         (3,869,990)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            764,848

 Assets and liabilities in        (19)          764,829
foreign currencies

NET GAIN (LOSS)                                 (3,105,161)

NET INCREASE (DECREASE) IN                     $ (3,217,843)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 27,747
charges paid to FDC

 Sales charges - Retained by                   $ 27,747
FDC

 Deferred sales charges                        $ 430
withheld   by FDC

 Exchange fees withheld by FSC                 $ 8,102

 Expense reductions  Directed                  $ 7,118
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (112,682)                   $ 69,009
income (loss)

 Net realized gain (loss)         (3,869,990)                   (4,430,338)

 Change in net unrealized         764,829                       (3,784,633)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (3,217,843)                   (8,145,962)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (41,356)
From net investment income

 From net realized gain           -                             (2,674,498)

 TOTAL DISTRIBUTIONS              -                             (2,715,854)

Share transactions Net            17,054,337                    93,308,374
proceeds from sales of shares

 Reinvestment of distributions    -                             2,635,878

 Cost of shares redeemed          (67,890,860)                  (53,084,232)

 NET INCREASE (DECREASE) IN       (50,836,523)                  42,860,020
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  74,755                        53,948

  TOTAL INCREASE (DECREASE)       (53,979,611)                  32,052,152
IN NET ASSETS

NET ASSETS

 Beginning of period              64,541,094                    32,488,942

 End of period (including        $ 10,561,483                  $ 64,541,094
undistributed net investment
income of $0 and $47,401,
respectively)

OTHER INFORMATION
Shares

 Sold                             717,103                       3,661,058

 Issued in reinvestment of        -                             97,455
distributions

 Redeemed                         (2,940,612)                   (2,167,227)

 Net increase (decrease)          (2,223,509)                   1,591,286


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 23.28    $ 27.50   $ 25.38   $ 21.85   $ 19.84
period

Income from Investment
Operations

Net investment income (loss) C    (.12)      .03       .05       .13       .03

Net realized and unrealized       (4.01)     (2.09)    5.21      4.28      1.95
gain (loss)

Total from investment             (4.13)     (2.06)    5.26      4.41      1.98
operations

Less Distributions

 From net investment income       -          (.01)     (.08)     (.17)     -

From net realized gain            -          (2.17)    (3.09)    (.75)     -

Total distributions               -          (2.18)    (3.17)    (.92)     -

Redemption fees added to paid     .08        .02       .03       .04       .03
in capital

Net asset value, end of period   $ 19.23    $ 23.28   $ 27.50   $ 25.38   $ 21.85

TOTAL RETURN A, B                 (17.40)%   (8.52)%   22.78%    20.60%    10.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,561   $ 64,541  $ 32,489  $ 86,347  $ 55,753
(000 omitted)

Ratio of expenses to average      1.94%      1.45%     1.60%     1.56%     1.81%
net assets

Ratio of expenses to average      1.91% D    1.41% D   1.56% D   1.52% D   1.80% D
net assets after expense
reductions

Ratio of net investment           (.49)%     .11%      .17%      .54%      .13%
income (loss) to average net
assets

Portfolio turnover rate           29%        96%       153%      175%      61%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29


CHEMICALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT CHEMICALS                11.10%       48.63%        206.89%

SELECT CHEMICALS (LOAD ADJ.)    7.70%        44.10%        197.61%

S&P 500                         11.73%       206.94%       425.47%

GS Cyclical Industries          -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT CHEMICALS               11.10%       8.25%         11.87%

SELECT CHEMICALS  (LOAD ADJ.)  7.70%        7.58%         11.52%

S&P 500                        11.73%       25.14%        18.05%

GS Cyclical Industries         -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             CHEMICALS                   S&P 500
             00069                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9987.95                    10265.00
  1990/04/30       9755.87                    10008.38
  1990/05/31      10606.82                    10984.19
  1990/06/30      10693.40                    10909.50
  1990/07/31      10728.78                    10874.59
  1990/08/31       9295.92                     9891.53
  1990/09/30       8835.99                     9409.81
  1990/10/31       8937.70                     9369.35
  1990/11/30       9534.73                     9974.61
  1990/12/31       9946.01                    10252.90
  1991/01/31      10613.80                    10699.92
  1991/02/28      11427.52                    11464.97
  1991/03/31      11701.71                    11742.42
  1991/04/30      11608.84                    11770.60
  1991/05/31      12413.72                    12279.09
  1991/06/30      12076.36                    11716.71
  1991/07/31      12658.40                    12262.71
  1991/08/31      12907.22                    12553.34
  1991/09/30      12809.47                    12343.69
  1991/10/31      13013.85                    12509.10
  1991/11/30      12365.16                    12004.98
  1991/12/31      13791.31                    13378.35
  1992/01/31      14056.18                    13129.52
  1992/02/29      14563.07                    13300.20
  1992/03/31      14458.04                    13040.85
  1992/04/30      14983.21                    13424.25
  1992/05/31      14896.44                    13490.03
  1992/06/30      14454.89                    13289.02
  1992/07/31      14911.00                    13832.55
  1992/08/31      14401.52                    13548.98
  1992/09/30      14416.07                    13708.86
  1992/10/31      14270.50                    13756.84
  1992/11/30      14702.36                    14225.94
  1992/12/31      15019.39                    14400.92
  1993/01/31      15003.94                    14521.89
  1993/02/28      14741.25                    14719.39
  1993/03/31      15091.50                    15029.97
  1993/04/30      15371.41                    14666.24
  1993/05/31      15604.15                    15059.30
  1993/06/30      15212.73                    15102.97
  1993/07/31      15445.47                    15042.56
  1993/08/31      16201.87                    15612.67
  1993/09/30      15688.79                    15492.45
  1993/10/31      16281.22                    15813.15
  1993/11/30      16402.88                    15662.92
  1993/12/31      16935.42                    15852.44
  1994/01/31      18253.65                    16391.43
  1994/02/28      18224.86                    15947.22
  1994/03/31      17678.00                    15251.92
  1994/04/30      18532.90                    15447.15
  1994/05/31      18979.12                    15700.48
  1994/06/30      18741.52                    15315.82
  1994/07/31      19587.61                    15818.18
  1994/08/31      20723.46                    16466.72
  1994/09/30      20572.79                    16063.29
  1994/10/31      20538.02                    16424.71
  1994/11/30      18926.97                    15826.52
  1994/12/31      19437.69                    16061.23
  1995/01/31      18929.75                    16477.70
  1995/02/28      20028.32                    17119.83
  1995/03/31      20642.58                    17625.04
  1995/04/30      21085.09                    18144.10
  1995/05/31      21295.04                    18869.32
  1995/06/30      21654.96                    19307.65
  1995/07/31      22680.72                    19947.89
  1995/08/31      22776.70                    19997.96
  1995/09/30      23136.61                    20841.88
  1995/10/31      21984.88                    20767.47
  1995/11/30      22944.66                    21679.16
  1995/12/31      23606.74                    22096.70
  1996/01/31      24691.81                    22848.87
  1996/02/29      25531.45                    23060.68
  1996/03/31      26765.07                    23282.76
  1996/04/30      27043.97                    23625.95
  1996/05/31      26985.48                    24235.26
  1996/06/30      26641.01                    24327.60
  1996/07/31      25562.11                    23252.80
  1996/08/31      26693.01                    23743.20
  1996/09/30      27875.89                    25079.47
  1996/10/31      28064.38                    25771.16
  1996/11/30      29097.78                    27719.21
  1996/12/31      28686.72                    27170.09
  1997/01/31      29135.70                    28867.68
  1997/02/28      29377.46                    29094.00
  1997/03/31      28431.14                    27898.53
  1997/04/30      29482.43                    29564.07
  1997/05/31      30934.42                    31363.93
  1997/06/30      31784.88                    32769.03
  1997/07/31      34329.33                    35376.46
  1997/08/31      34433.04                    33394.67
  1997/09/30      34647.38                    35223.70
  1997/10/31      32918.82                    34047.23
  1997/11/30      33105.50                    35623.28
  1997/12/31      33413.86                    36234.93
  1998/01/31      32932.15                    36635.68
  1998/02/28      35096.02                    39277.85
  1998/03/31      36388.23                    41289.27
  1998/04/30      36499.13                    41704.64
  1998/05/31      35070.39                    40987.74
  1998/06/30      32244.15                    42652.66
  1998/07/31      29503.79                    42198.41
  1998/08/31      25935.85                    36097.36
  1998/09/30      25810.93                    38409.76
  1998/10/31      26521.40                    41534.01
  1998/11/30      28434.19                    44051.38
  1998/12/31      28102.53                    46589.63
  1999/01/31      26543.19                    48538.00
  1999/02/28      26793.03                    47029.44
  1999/03/31      27714.85                    48911.09
  1999/04/30      33176.84                    50805.42
  1999/05/31      31720.88                    49605.90
  1999/06/30      32186.10                    52359.03
  1999/07/31      31695.04                    50724.38
  1999/08/31      31367.66                    50473.29
  1999/09/30      30058.16                    49089.82
  1999/10/31      30592.30                    52196.23
  1999/11/30      31393.51                    53257.37
  1999/12/31      33494.82                    56394.23
  2000/01/31      31354.04                    53560.99
  2000/02/29      29761.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 110645 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $29,761 - a 197.61% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S  NET ASSETS

Union Carbide Corp.               11.6

Rohm & Haas Co.                   8.4

Minnesota Mining &                7.7
Manufacturing Co.

Avery Dennison Corp.              7.2

PPG Industries, Inc.              5.6

E.I. du Pont de Nemours and Co.   5.4

Monsanto Co.                      4.7

Air Products & Chemicals, Inc.    3.4

Georgia Gulf Corp.                3.3

Ecolab, Inc.                      3.3

                                  60.6

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Chemicals & Plastics       73.5%           Row: 1, Col: 6, Value: 73.5
Consumer Durables           7.7%           Row: 1, Col: 5, Value: 7.7
Drugs & Pharmaceuticals     3.9%           Row: 1, Col: 4, Value: 3.9
Services                    3.3%           Row: 1, Col: 3, Value: 3.3
Agriculture                 1.1%           Row: 1, Col: 2, Value: 1.1
*All Others                10.5%           Row: 1, Col: 1, Value: 10.5


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

(photograph of Jonathan Zang)

Jonathan Zang,
Portfolio Manager
of Fidelity Select
Chemicals Portfolio

Q. HOW DID THE FUND PERFORM, JONATHAN?

A. For the 12 months that ended on February 29, 2000, the fund had a total return of 11.10% while the Goldman Sachs Cyclical Industries Index - designed to measure the performance of 246 stocks in the cyclical industries sector - returned -7.75%. During the same 12-month period, the Standard & Poor's 500 Index, a measure of the broader market's performance, had a return of 11.73%.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. Chemical company stocks did extremely well during the early part of the period, as accelerating worldwide economic growth resulted in increased demand for many industrial products, contributing to strong performance by cyclical stocks in general. During the final six months of the period, many chemical companies reported stronger-than-expected earnings growth. In January and February 2000, however, stocks of companies in the chemical and other cyclical industries lost ground as rising interest rates increased concerns that U.S. economic growth would slow, resulting in diminished demand for many products in this sector. In addition, higher oil prices put near-term pressure on profit margins of chemical companies, many of which use oil-based derivatives. Still, during the full 12-month period, chemical stocks tended to perform better than stocks in other cyclical industries.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES?

A. To take advantage of the worldwide economic expansion, I favored companies with significant international sales, such as Rohm & Haas, Avery Dennison and DuPont. At the same time, I tended to avoid companies seeking to acquire other companies to compensate for their own lack of internal growth. In general, I de-emphasized companies closely tied to changes in commodity prices or dependent on sales of one chemical product. They tend to be more volatile, and I invested only when I saw a specific positive factor, such as an overly depressed stock price, that could compensate for the added risk.

Q. WHAT COMPANIES HELPED SUPPORT PERFORMANCE?

A. The largest single contributor was Optical Coatings, which manufactures specialized chemicals used by technology and telecommunications equipment companies. A beneficiary of the expansion of the Internet's infrastructure, Optical Coatings' stock value also rose when it was taken over by JDS Uniphase, a fast-growing technology company. The industry consolidation theme also was a factor in the strong performance of several other holdings that were acquired, including Pioneer Hi-Bred, Nalco Chemical and Union Carbide. Other contributors were the large industry leaders that I emphasized, including DuPont, Dow and Minnesota Mining & Manufacturing (3M).

Q. WHAT INVESTMENTS WERE DISAPPOINTING?

A. Air Products, a company specializing in oxygen and other gases, performed poorly after it overpaid for an acquisition. Ecolab, a specialty chemical company that makes sanitation products for the food service and hospitality industries, had strong earnings growth that met all expectations. However, investors became concerned that its growth was slowing, a concern that now appears unfounded. Monsanto was disappointing both because of the controversy over genetically modified grain seeds and because investors were disappointed with the financial terms of Monsanto's proposed merger with Pharmacia & Upjohn.

Q. WHAT IS YOUR OUTLOOK?

A. I have been surprised at the extent to which the stock market has reacted to the Federal Reserve Board's interest-rate increases and the extent to which the market appears to be discounting a significant economic slowdown. I do not think the Fed will raise interest rates so much as to put the U.S. economy into a recession, and therefore I see more upside potential than downside risk in chemical stocks at their current prices. Many chemical company stocks are trading at extremely low valuations and appear especially attractive within the context of accelerating worldwide economic growth. Eventually, I expect these stocks to trade closer to their intrinsic values as determined by their ability to consistently deliver strong growth in both earnings and cash flow.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 069

TRADING SYMBOL: FSCHX

SIZE: as of February 29, 2000, more than $26 million

MANAGER: Jonathan Zang, since 1999;
manager, Fidelity Select Utilities Growth Portfolio,
1998-1999; analyst, electric and gas utilities and independent power producers,
1997-1999; joined Fidelity in 1997

CHEMICALS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 91.6%

                                SHARES                    VALUE (NOTE 1)

AGRICULTURE - 1.1%

Delta & Pine Land Co.            16,000                   $ 287,000

BUILDING MATERIALS - 0.6%

Ferro Corp.                      8,500                     160,438

CHEMICALS & PLASTICS - 73.5%

Air Products & Chemicals,        34,600                    890,950
Inc.

Albemarle Corp.                  5,100                     76,819

Arch Chemicals, Inc.             35,850                    683,391

Avery Dennison Corp.             31,200                    1,893,450

CK Witco Corp.                   72,149                    766,583

Dexter Corp.                     13,600                    627,300

Dow Chemical Co.                 5,900                     640,150

E.I. du Pont de Nemours and      28,337                    1,431,019
Co.

Eastman Chemical Co.             5,500                     197,656

Engelhard Corp.                  26,900                    366,513

Geon Co.                         9,900                     206,663

Georgia Gulf Corp.               38,100                    866,775

Great Lakes Chemical Corp.       15,300                    444,656

IMC Global, Inc.                 32,500                    438,750

Lyondell Chemical Co.            24,000                    205,500

Monsanto Co.                     32,200                    1,249,763

Olin Corp.                       24,400                    378,200

PPG Industries, Inc.             30,000                    1,481,250

Praxair, Inc.                    20,800                    702,000

Rohm & Haas Co.                  54,743                    2,210,249

Union Carbide Corp.              56,800                    3,049,446

Valspar Corp.                    11,700                    383,906

Wellman, Inc.                    7,900                     147,138

                                                           19,338,127

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                  100                       2,500

Onvia.com, Inc.                  100                       2,100

                                                           4,600

CONSUMER DURABLES - 7.7%

Minnesota Mining &               22,900                    2,018,063
Manufacturing Co.

DRUGS & PHARMACEUTICALS - 3.9%

Cambrex Corp.                    8,100                     325,013

Chirex, Inc. (a)                 7,000                     174,125

Millennium Pharmaceuticals,      1,000                     260,125
Inc. (a)

Symyx Technologies, Inc.         4,800                     264,000

                                                           1,023,263

MEDICAL FACILITIES MANAGEMENT
- 0.6%

Apria Healthcare Group, Inc.     11,500                    163,875
(a)



                                SHARES                    VALUE (NOTE 1)

SERVICES - 3.3%

Ecolab, Inc.                     30,300                   $ 855,975

TEXTILES & APPAREL - 0.9%

Polymer Group, Inc.              16,400                    244,975

TOTAL COMMON STOCKS                                        24,096,316
(Cost $24,965,540)

CASH EQUIVALENTS - 10.8%



Taxable Central Cash Fund,       2,833,046                 2,833,046
5.66% (b)(Cost $2,833,046)

TOTAL INVESTMENT PORTFOLIO -                               26,929,362
102.4%
(Cost $27,798,586)

NET OTHER ASSETS - (2.4)%                                  (621,909)

NET ASSETS - 100%                                         $ 26,307,453

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $45,523,982 and $54,039,928, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,076 for the period.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $28,267,708. Net unrealized depreciation aggregated $1,338,346, of which $2,173,495 related to appreciated investment securities and $3,511,841 related to depreciated investment securities.

The fund hereby designates approximately $390,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $613,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

CHEMICALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 26,929,362
value  (cost $27,798,586) -
See accompanying schedule

Receivable for investments                  520,876
sold

Receivable for fund shares                  33,135
sold

Dividends receivable                        99,587

Interest receivable                         9,224

Redemption fees receivable                  113

Other receivables                           177

 TOTAL ASSETS                               27,592,474

LIABILITIES

Payable for investments         $ 891,931
purchased

Payable for fund shares          346,321
redeemed

Accrued management fee           14,475

Other payables and  accrued      32,294
expenses

 TOTAL LIABILITIES                          1,285,021

NET ASSETS                                 $ 26,307,453

Net Assets consist of:

Paid in capital                            $ 27,952,812

Undistributed net investment                81,847
income

Accumulated undistributed net               (857,982)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (869,224)
(depreciation) on investments

NET ASSETS, for 778,469                    $ 26,307,453
shares outstanding

NET ASSET VALUE and                         $33.79
redemption price per share
($26,307,453 (divided by)
778,469 shares)

Maximum offering price per                  $34.84
share (100/97.00 of $33.79)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 626,795
Dividends

Interest                                      158,513

Security lending                              338

 TOTAL INCOME                                 785,646

EXPENSES

Management fee                   $ 224,179

Transfer agent fees               294,011

Accounting and security           60,376
lending fees

Non-interested trustees'          189
compensation

Custodian fees and expenses       12,785

Registration fees                 27,040

Audit                             11,980

Legal                             149

Miscellaneous                     660

 Total expenses before            631,369
reductions

 Expense reductions               (1,452)     629,917

NET INVESTMENT INCOME                         155,729

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,023,589

 Foreign currency transactions    (1,627)     2,021,962

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            755,364

 Assets and liabilities in        (13)        755,351
foreign currencies

NET GAIN (LOSS)                               2,777,313

NET INCREASE (DECREASE) IN                   $ 2,933,042
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 91,594
charges paid to FDC

 Sales charges - Retained by                 $ 91,594
FDC

 Deferred sales charges                      $ 4,185
withheld   by FDC

 Exchange fees withheld by FSC               $ 5,476

 Expense reductions                          $ 1,452
  Directed brokerage
arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 155,729                     $ 208,208
income

 Net realized gain (loss)         2,021,962                     2,558,079

 Change in net unrealized         755,351                       (15,018,011)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,933,042                     (12,251,724)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (75,847)                      (51,919)
From net investment income

 From net realized gain           (615,000)                     (3,969,737)

 In excess of net realized        -                             (773,436)
gain

 TOTAL DISTRIBUTIONS              (690,847)                     (4,795,092)

Share transactions Net            60,660,224                    17,546,799
proceeds from sales of shares

 Reinvestment of distributions    656,447                       4,627,284

 Cost of shares redeemed          (69,265,144)                  (42,678,413)

 NET INCREASE (DECREASE) IN       (7,948,473)                   (20,504,330)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  151,992                       63,464

  TOTAL INCREASE (DECREASE)       (5,554,286)                   (37,487,682)
IN NET ASSETS

NET ASSETS

 Beginning of period              31,861,739                    69,349,421

 End of period (including        $ 26,307,453                  $ 31,861,739
undistributed net investment
income of $81,847 and
$159,886, respectively)

OTHER INFORMATION
Shares

 Sold                             1,623,343                     503,657

 Issued in reinvestment of        18,089                        132,380
distributions

 Redeemed                         (1,887,294)                   (1,122,609)

 Net increase (decrease)          (245,862)                     (486,572)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E    1999       1998      1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 31.10   $ 45.90    $ 42.53   $ 39.53    $ 33.91
period

Income from Investment
Operations

Net investment income (loss) C    .15       .17        (.02)     .28        .01

Net realized and unrealized       3.22      (10.77)    7.88      5.49       8.89
gain (loss)

Total from investment             3.37      (10.60)    7.86      5.77       8.90
operations

Less Distributions

 From net investment income       (.09)     (.05)      -         (.12)      (.08)

From net realized gain            (.73)     (3.52)     (4.54)    (2.74)     (3.22)

In excess of net realized gain    -         (.68)      -         -          -

Total distributions               (.82)     (4.25)     (4.54)    (2.86)     (3.30)

Redemption fees added to paid     .14       .05        .05       .09        .02
in capital

Net asset value, end of period   $ 33.79   $ 31.10    $ 45.90   $ 42.53    $ 39.53

TOTAL RETURN A, B                 11.10%    (23.66)%   19.47%    15.06%     27.48%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 26,307  $ 31,862   $ 69,349  $ 111,409  $ 89,230
(000 omitted)

Ratio of expenses to average      1.64%     1.58%      1.68%     1.83%      1.99%
net assets

Ratio of expenses to average      1.63% D   1.51% D    1.67% D   1.81% D    1.97% D
net assets after expense
reductions

Ratio of net investment           .40%      .44%       (.05)%    .67%       .04%
income (loss) to average net
assets

Portfolio turnover rate           132%      141%       31%       207%       87%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

CONSTRUCTION AND HOUSING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT CONSTRUCTION  AND      -18.28%      61.76%        203.15%
HOUSING

SELECT CONSTRUCTION  AND      -20.80%      56.84%        193.98%
HOUSING (LOAD ADJ.)

S&P 500                       11.73%       206.94%       425.47%

GS Cyclical Industries        -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT CONSTRUCTION  AND    -18.28%      10.10%        11.73%
HOUSING

SELECT CONSTRUCTION  AND    -20.80%      9.42%         11.39%
HOUSING (LOAD ADJ.)

S&P 500                     11.73%       25.14%        18.05%

GS Cyclical Industries      -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             CONSTRUCTION & HOUSING      S&P 500
             00511                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10246.00                    10265.00
  1990/04/30       9947.41                    10008.38
  1990/05/31      10868.78                    10984.19
  1990/06/30      10672.56                    10909.50
  1990/07/31      10115.90                    10874.59
  1990/08/31       8829.82                     9891.53
  1990/09/30       7918.04                     9409.81
  1990/10/31       7639.71                     9369.35
  1990/11/30       8378.73                     9974.61
  1990/12/31       9165.73                    10252.90
  1991/01/31       9971.93                    10699.92
  1991/02/28      10845.32                    11464.97
  1991/03/31      11114.05                    11742.42
  1991/04/30      11286.81                    11770.60
  1991/05/31      12409.73                    12279.09
  1991/06/30      11776.29                    11716.71
  1991/07/31      12083.41                    12262.71
  1991/08/31      12582.49                    12553.34
  1991/09/30      12304.16                    12343.69
  1991/10/31      12093.01                    12509.10
  1991/11/30      11488.36                    12004.98
  1991/12/31      12952.54                    13378.35
  1992/01/31      13915.44                    13129.52
  1992/02/29      14143.22                    13300.20
  1992/03/31      14132.87                    13040.85
  1992/04/30      14329.59                    13424.25
  1992/05/31      14785.15                    13490.03
  1992/06/30      13728.70                    13289.02
  1992/07/31      13977.37                    13832.55
  1992/08/31      13500.75                    13548.98
  1992/09/30      13676.89                    13708.86
  1992/10/31      14153.51                    13756.84
  1992/11/30      14972.05                    14225.94
  1992/12/31      15376.14                    14400.92
  1993/01/31      16018.54                    14521.89
  1993/02/28      16308.65                    14719.39
  1993/03/31      16692.02                    15029.97
  1993/04/30      16298.15                    14666.24
  1993/05/31      16474.40                    15059.30
  1993/06/30      16671.39                    15102.97
  1993/07/31      17241.62                    15042.56
  1993/08/31      17956.99                    15612.67
  1993/09/30      18537.59                    15492.45
  1993/10/31      19211.50                    15813.15
  1993/11/30      18910.83                    15662.92
  1993/12/31      20544.19                    15852.44
  1994/01/31      21215.36                    16391.43
  1994/02/28      20785.39                    15947.22
  1994/03/31      19568.89                    15251.92
  1994/04/30      19524.62                    15447.15
  1994/05/31      18491.46                    15700.48
  1994/06/30      18038.13                    15315.82
  1994/07/31      18554.71                    15818.18
  1994/08/31      19261.06                    16466.72
  1994/09/30      18185.73                    16063.29
  1994/10/31      17648.06                    16424.71
  1994/11/30      16931.18                    15826.52
  1994/12/31      17268.51                    16061.23
  1995/01/31      17344.29                    16477.70
  1995/02/28      18177.95                    17119.83
  1995/03/31      18502.74                    17625.04
  1995/04/30      18524.40                    18144.10
  1995/05/31      19433.84                    18869.32
  1995/06/30      19617.89                    19307.65
  1995/07/31      20527.33                    19947.89
  1995/08/31      20538.16                    19997.96
  1995/09/30      20419.06                    20841.88
  1995/10/31      20408.24                    20767.47
  1995/11/30      21664.13                    21679.16
  1995/12/31      22237.90                    22096.70
  1996/01/31      22192.63                    22848.87
  1996/02/29      22136.05                    23060.68
  1996/03/31      22894.29                    23282.76
  1996/04/30      22923.35                    23625.95
  1996/05/31      23677.64                    24235.26
  1996/06/30      23819.07                    24327.60
  1996/07/31      22817.28                    23252.80
  1996/08/31      23889.79                    23743.20
  1996/09/30      25186.22                    25079.47
  1996/10/31      24809.08                    25771.16
  1996/11/30      25940.51                    27719.21
  1996/12/31      25176.10                    27170.09
  1997/01/31      25426.79                    28867.68
  1997/02/28      26262.41                    29094.00
  1997/03/31      25510.35                    27898.53
  1997/04/30      26028.63                    29564.07
  1997/05/31      28519.60                    31363.93
  1997/06/30      29025.78                    32769.03
  1997/07/31      32076.22                    35376.46
  1997/08/31      31982.98                    33394.67
  1997/09/30      32995.35                    35223.70
  1997/10/31      31716.56                    34047.23
  1997/11/30      32422.56                    35623.28
  1997/12/31      32687.21                    36234.93
  1998/01/31      33863.83                    36635.68
  1998/02/28      36776.69                    39277.85
  1998/03/31      38670.77                    41289.27
  1998/04/30      38656.20                    41704.64
  1998/05/31      37980.29                    40987.74
  1998/06/30      38397.34                    42652.66
  1998/07/31      37016.76                    42198.41
  1998/08/31      31321.88                    36097.36
  1998/09/30      30962.35                    38409.76
  1998/10/31      34341.89                    41534.01
  1998/11/30      37002.38                    44051.38
  1998/12/31      40151.83                    46589.63
  1999/01/31      39461.54                    48538.00
  1999/02/28      35981.33                    47029.44
  1999/03/31      35578.66                    48911.09
  1999/04/30      37837.27                    50805.42
  1999/05/31      36945.29                    49605.90
  1999/06/30      37736.56                    52359.03
  1999/07/31      36441.75                    50724.38
  1999/08/31      33938.45                    50473.29
  1999/09/30      33060.85                    49089.82
  1999/10/31      33895.29                    52196.23
  1999/11/30      33075.24                    53257.37
  1999/12/31      35154.71                    56394.23
  2000/01/31      31613.94                    53560.99
  2000/02/29      29398.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000320 115611 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $29,398 - a 193.98% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Lowe's Companies, Inc.          8.0

Home Depot, Inc.                7.7

Fannie Mae                      6.1

Caterpillar, Inc.               5.9

Deere & Co.                     5.9

Masco Corp.                     5.4

Equity Residential Properties   3.5
Trust (SBI)

Georgia-Pacific Corp.           3.4

Fluor Corp.                     3.4

Vulcan Materials Co.            2.5

                                51.8

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Retail & Wholesale,
Miscellaneous              15.7%           Row: 1, Col: 6, Value: 15.7
Building Materials         14.7%           Row: 1, Col: 5, Value: 14.7
Industrial Machinery
& Equipment                13.2%           Row: 1, Col: 4, Value: 13.2
Real Estate
Investment Trusts          12.6%           Row: 1, Col: 3, Value: 12.6
Federal Sponsored Credit    6.7%           Row: 1, Col: 2, Value: 6.7
*All Others                37.1%           Row: 1, Col: 1, Value: 37.1


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

(photograph of Brian Hogan)

Brian Hogan,
Portfolio Manager of Fidelity Select Construction and Housing
Portfolio

Q. HOW DID THE FUND PERFORM, BRIAN?

A. For the 12 months that ended February 29, 2000, the fund returned -18.28%. For the same 12-month period, the Goldman Sachs Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - fell 7.75%, while the Standard & Poor's 500 Index returned 11.73%. The fund underperformed the Goldman Sachs index because the index is more broadly based than the fund, with greater exposure to sectors that are not represented in the construction and housing universe. Several of those sectors outperformed construction and housing stocks during the past 12 months.

Q. WHAT CHARACTERIZED THE INVESTMENT ENVIRONMENT DURING THE PERIOD?

A. Two factors created an unfavorable environment. First, steadily rising interest rates had a significant impact on construction and housing stock prices. Since June 1999, the Federal Reserve Board has raised interest rates four times. Higher interest rates are typically followed by higher mortgage rates, which usually reduce new and existing home sales. In turn, slower building activity negatively impacts suppliers to the construction and housing market. Although building activity remained robust throughout the period, increasing rates raised investors' expectations for a peak in the building cycle, and stock prices weakened despite strong operating characteristics for many companies. Second, the stock market became two-tiered during the period. Investors increasingly favored new economy stocks with high revenue growth expectations - such as technology and communications - at the expense of stocks in more mature, old economy industries.

Q. WHAT WAS YOUR STRATEGY IN SUCH A CHALLENGING ENVIRONMENT?

A. I focused on selecting the best stocks available within a poorly performing sector, primarily stocks that I expected to decline less in a weak market environment and to rebound first when market sentiment shifts, as it inevitably does. In addition, within the construction and housing sector there are two types of companies - those that are more consumer-oriented and those that are more manufacturing-oriented. In the fund, I emphasized stocks of manufacturing and engineering companies that were positioned to benefit from a global economic recovery in Southeast Asia, Latin America and Europe, as well as from strong industrial production domestically. At the same time, I underweighted stocks of companies that were more sensitive to consumer spending and the residential housing market, such as carpet manufacturers and building material suppliers.

Q. WHICH HOLDINGS BENEFITED PERFORMANCE?

A. Home Depot offered some of the highest revenue growth available within the sector, and it performed well for most of the period. Known as a "category killer," Home Depot continued to gain market share and exert greater control over its suppliers, as well as benefit from positive housing activity during the period. Danaher, which manufactures Sears' Craftsman Tools, also performed well, although I reduced the fund's exposure on concerns that increasing market leadership by chains like Home Depot could erode the Sears distribution channel.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Consumer-oriented carpet manufacturers such as Maxim, Mohawk and Shaw performed poorly as investors feared that higher interest rates could derail the housing market expansion that began in 1991. Another disappointment was a missed opportunity during the first two months of the period, when cyclical and commodity-oriented stocks - such as equipment manufacturers - posted a surprising rally. Although I acted quickly to add holdings in those underrepresented sectors when I assumed the fund's management, much of the market's move already had taken place.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am cautious. Despite record levels of building activity in 1999, stocks reacted negatively as the market viewed these levels as unsustainable in the face of rising interest rates. However, as higher rates take hold and investors are provided with more concrete evidence that the building cycle may have peaked, stocks in this sector may begin to perform better. In the meantime, it's important to remember that when a sector is out of favor, a company's stock price does not necessarily represent its fundamental business characteristics. Accordingly, I will continue to seek out the best-managed companies with the most attractive long-term prospects.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 511

TRADING SYMBOL: FSHOX

SIZE: as of February 29, 2000, more than $7 million

MANAGER: Brian Hogan, since 1999;
manager, Fidelity Select Cyclical Industries
Portfolio, since February 2000; equity analyst, various industries, since 1998; high-yield analyst and portfolio manager, 1995-1998;
joined Fidelity in 1994

CONSTRUCTION AND HOUSING PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.1%

                                 SHARES                 VALUE (NOTE 1)

BUILDING MATERIALS - 14.7%

Armstrong World Industries,       700                   $ 13,300
Inc.

Carlisle Companies, Inc.          1,500                  49,688

Elcor Corp.                       1,950                  65,325

Johns Manville Corp.              3,000                  24,375

Lafarge Corp.                     4,016                  79,065

Masco Corp.                       23,900                 427,213

Owens Corning                     3,900                  56,550

Sherwin-Williams Co.              4,000                  76,500

Southdown, Inc.                   2,040                  101,235

USG Corp.                         2,100                  68,250

Vulcan Materials Co.              5,000                  200,000

                                                         1,161,501

CHEMICALS & PLASTICS - 1.6%

DuPont Canada, Inc.               4,000                  124,172

COMPUTER SERVICES & SOFTWARE
- 0.1%

MatrixOne, Inc.                   100                    2,500

Onvia.com, Inc.                   100                    2,100

                                                         4,600

CONSTRUCTION - 4.5%

Centex Corp.                      4,000                  78,750

Clayton Homes, Inc.               7,000                  56,875

D.R. Horton, Inc.                 2,900                  32,625

Jacobs Engineering Group,         1,200                  33,675
Inc. (a)

Kaufman & Broad Home Corp.        2,300                  43,988

Lennar Corp.                      5,000                  82,500

M/I Schottenstein Homes, Inc.     2,000                  28,875

                                                         357,288

CONSUMER ELECTRONICS - 6.3%

Black & Decker Corp.              6,000                  197,625

Maytag Corp.                      4,100                  108,394

Whirlpool Corp.                   3,500                  190,094

                                                         496,113

CREDIT & OTHER FINANCE - 1.6%

Countrywide Credit                4,996                  124,588
Industries, Inc.

ENGINEERING - 3.4%

Fluor Corp.                       9,500                  270,156

FEDERAL SPONSORED CREDIT - 6.7%

Fannie Mae                        9,200                  487,600

Freddie Mac                       1,100                  45,925

                                                         533,525



                                 SHARES                 VALUE (NOTE 1)

HOME FURNISHINGS - 4.6%

Ethan Allen Interiors, Inc.       3,000                 $ 69,938

Furniture Brands                  2,500                  40,156
International, Inc. (a)

Herman Miller, Inc.               4,000                  82,000

Leggett & Platt, Inc.             10,500                 176,531

                                                         368,625

INDUSTRIAL MACHINERY &
EQUIPMENT - 13.2%

Caterpillar, Inc.                 13,300                 466,331

Deere & Co.                       13,000                 464,750

The Stanley Works                 5,000                  115,000

                                                         1,046,081

LEASING & RENTAL - 0.7%

United Rentals, Inc. (a)          3,500                  54,688

LEISURE DURABLES & TOYS - 0.2%

Champion Enterprises, Inc. (a)    2,000                  12,625

LODGING & GAMING - 0.3%

Prime Hospitality Corp. (a)       3,000                  25,500

METALS & MINING - 1.6%

Martin Marietta Materials,        3,600                  127,800
Inc.

PACKAGING & CONTAINERS - 0.4%

Gaylord Container Corp. Class     5,500                  29,563
A (a)

PAPER & FOREST PRODUCTS - 3.7%

Georgia-Pacific Corp.             7,900                  274,031

Trex Co., Inc. (a)                900                    22,275

                                                         296,306

REAL ESTATE - 1.2%

Catellus Development Corp. (a)    6,000                  73,875

LNR Property Corp.                1,200                  23,400

                                                         97,275

REAL ESTATE INVESTMENT TRUSTS
- 12.6%

Apartment Investment &            4,000                  148,000
Management Co. Class A

Archstone Communities Trust       4,000                  78,250

Avalonbay Communities, Inc.       2,000                  67,500

Crescent Real Estate Equities     2,000                  34,125
Co.

Equity Residential Properties     7,000                  279,563
Trust (SBI)

Mack-Cali Realty Corp.            2,900                  68,875

Post Properties, Inc.             1,500                  56,438

Reckson Associates Realty         1,500                  27,750
Corp.

Simon Property Group, Inc.        7,000                  164,500

The Rouse Co.                     3,300                  72,188

                                                         997,189

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - 15.7%

Home Depot, Inc.                  10,550                $ 609,922

Lowe's Companies, Inc.            13,400                 638,171

                                                         1,248,093

TEXTILES & APPAREL - 2.0%

Mohawk Industries, Inc. (a)       3,250                  72,109

Shaw Industries, Inc.             7,000                  88,813

                                                         160,922

TOTAL COMMON STOCKS                                      7,536,610
(Cost $8,536,855)

CASH EQUIVALENTS - 13.0%



Central Cash Collateral Fund,     545,400                545,400
5.75% (b)

Taxable Central Cash Fund,        486,114                486,114
5.66% (b)

TOTAL CASH EQUIVALENTS                                   1,031,514
(Cost $1,031,514)

TOTAL INVESTMENT PORTFOLIO -                             8,568,124
108.1%
(Cost $9,568,369)

NET OTHER ASSETS - (8.1)%                                (643,219)

NET ASSETS - 100%                                      $ 7,924,905

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $5,714,414 and $44,597,502, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,722 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $517,925. The fund received cash collateral of $545,400 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $9,588,097. Net unrealized depreciation aggregated $1,019,973, of which $704,225 related to appreciated investment securities and $1,724,198 related to depreciated investment securities.

The fund hereby designates approximately $2,813,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 39% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

CONSTRUCTION AND HOUSING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    FEBRUARY 29, 2000

ASSETS

Investment in securities, at              $ 8,568,124
value  (cost $9,568,369) -
See accompanying schedule

Cash                                       5,701

Receivable for investments                 49,262
sold

Receivable for fund shares                 23,970
sold

Dividends receivable                       6,814

Interest receivable                        1,801

Redemption fees receivable                 113

Other receivables                          8,598

 TOTAL ASSETS                              8,664,383

LIABILITIES

Payable for investments         $ 26,700
purchased

Payable for fund shares          142,659
redeemed

Accrued management fee           4,185

Other payables and  accrued      20,534
expenses

Collateral on securities         545,400
loaned,  at value

 TOTAL LIABILITIES                         739,478

NET ASSETS                                $ 7,924,905

Net Assets consist of:

Paid in capital                           $ 6,241,601

Undistributed net investment               7,898
income

Accumulated undistributed net              2,675,651
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (1,000,245)
(depreciation) on investments

NET ASSETS, for 454,396                   $ 7,924,905
shares outstanding

NET ASSET VALUE and                        $17.44
redemption price per share
($7,924,905 (divided by)
454,396 shares)

Maximum offering price per                 $17.98
share (100/97.00 of $17.44)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 256,480
Dividends

Interest                                      40,419

Security lending                              167

 TOTAL INCOME                                 297,066

EXPENSES

Management fee                   $ 94,274

Transfer agent fees               193,728

Accounting and security           60,341
lending fees

Non-interested trustees'          64
compensation

Custodian fees and expenses       11,077

Registration fees                 24,681

Audit                             11,789

Legal                             159

 Total expenses before            396,113
reductions

 Expense reductions               (12,939)    383,174

NET INVESTMENT INCOME (LOSS)                  (86,108)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            4,516,367

 Foreign currency transactions    34          4,516,401

Change in net unrealized                      (6,580,475)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (2,064,074)

NET INCREASE (DECREASE) IN                   $ (2,150,182)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 24,695
charges paid to FDC

 Sales charges - Retained by                 $ 24,695
FDC

 Deferred sales charges                      $ 973
withheld   by FDC

 Exchange fees withheld by FSC               $ 6,039

 Expense reductions  Directed                $ 12,939
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (86,108)                    $ (195,271)
income (loss)

 Net realized gain (loss)         4,516,401                     1,243,920

 Change in net unrealized         (6,580,475)                   (58,044)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (2,150,182)                   990,605
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,685,140)                   (144,845)
from net realized gains

Share transactions Net            6,797,348                     137,817,090
proceeds from sales of shares

 Reinvestment of distributions    1,553,985                     142,901

 Cost of shares redeemed          (48,295,592)                  (144,767,914)

 NET INCREASE (DECREASE) IN       (39,944,259)                  (6,807,923)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  52,861                        129,721

  TOTAL INCREASE (DECREASE)       (43,726,720)                  (5,832,442)
IN NET ASSETS

NET ASSETS

 Beginning of period              51,651,625                    57,484,067

 End of period (including        $ 7,924,905                   $ 51,651,625
undistributed net investment
income of $7,898 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             272,449                       5,395,789

 Issued in reinvestment of        78,282                        5,303
distributions

 Redeemed                         (1,961,021)                   (5,579,107)

 Net increase (decrease)          (1,610,290)                   (178,015)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F     1999      1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.02    $ 25.63   $ 22.00   $ 19.56   $ 16.79
period

Income from Investment
Operations

Net investment income (loss) C    (.13)      (.06)     (.25)     .06       .07

Net realized and unrealized       (4.11)     (.53)     7.67      3.38      3.55
gain (loss)

Total from investment             (4.24)     (.59)     7.42      3.44      3.62
operations

Less Distributions

 From net investment income       -          -         (.02)     (.02)     (.07)

From net realized gain            (3.42)     (.06)     (3.87)    (1.03)    (.81)

Total distributions               (3.42)     (.06)     (3.89)    (1.05)    (.88)

Redemption fees added to paid     .08        .04       .10       .05       .03
in capital

Net asset value, end of period   $ 17.44    $ 25.02   $ 25.63   $ 22.00   $ 19.56

TOTAL RETURN A, B                 (18.28)%   (2.16)%   40.04%    18.64%    21.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,925    $ 51,652  $ 57,484  $ 30,581  $ 42,668
(000 omitted)

Ratio of expenses to average      2.42%      1.43%     2.50% D   1.41%     1.43%
net assets

Ratio of expenses to average      2.34% E    1.37% E   2.43% E   1.35% E   1.40% E
net assets after expense
reductions

Ratio of net investment           (.53)%     (.23)%    (1.10)%   .27%      .39%
income (loss) to average net
assets

Portfolio turnover rate           34%        226%      404%      270%      139%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29

CYCLICAL INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  LIFE OF FUND
2000

SELECT CYCLICAL INDUSTRIES       1.40%        21.21%

SELECT CYCLICAL INDUSTRIES       -1.71%       17.50%
(LOAD ADJ.)

S&P 500                          11.73%       79.56%

GS Cyclical Industries           -7.75%       11.65%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  LIFE OF FUND
2000

SELECT CYCLICAL INDUSTRIES       1.40%        6.63%

SELECT CYCLICAL INDUSTRIES       -1.71%       5.53%
(LOAD ADJ.)

S&P 500                          11.73%       21.59%

GS Cyclical Industries           -7.75%       3.75%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             CYCLICAL INDUSTRIES         S&P 500
             00515                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9418.70                     9533.50
  1997/04/30       9738.80                    10102.65
  1997/05/31      10476.00                    10717.70
  1997/06/30      10999.80                    11197.85
  1997/07/31      11688.50                    12088.86
  1997/08/31      11504.20                    11411.64
  1997/09/30      11766.10                    12036.66
  1997/10/31      10893.10                    11634.64
  1997/11/30      11096.80                    12173.20
  1997/12/31      11118.24                    12382.22
  1998/01/31      11401.25                    12519.16
  1998/02/28      12199.74                    13422.05
  1998/03/31      12846.62                    14109.39
  1998/04/30      12998.88                    14251.33
  1998/05/31      12795.29                    14006.35
  1998/06/30      12856.37                    14575.29
  1998/07/31      12133.64                    14420.06
  1998/08/31      10230.13                    12335.21
  1998/09/30      10301.38                    13125.40
  1998/10/31      11237.87                    14193.02
  1998/11/30      11594.14                    15053.26
  1998/12/31      12092.92                    15920.63
  1999/01/31      11858.80                    16586.43
  1999/02/28      11594.14                    16070.92
  1999/03/31      11706.11                    16713.92
  1999/04/30      13355.15                    17361.25
  1999/05/31      13121.03                    16951.35
  1999/06/30      13640.17                    17892.15
  1999/07/31      13334.79                    17333.56
  1999/08/31      13039.59                    17247.76
  1999/09/30      12652.78                    16775.00
  1999/10/31      12886.90                    17836.52
  1999/11/30      12591.71                    18199.14
  1999/12/31      13670.71                    19271.06
  2000/01/31      12245.61                    18302.89
  2000/02/29      11750.00                   17956.41
IMATRL PRASUN   SHR__CHT 20000229 20000322 163117 R00000000000039

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $11,750 - a 17.50% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,956 - a 79.56% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

General Electric Co.              8.8

General Motors Corp.              6.5

Tyco International Ltd.           5.4

E.I. du Pont de Nemours and Co.   4.4

Honeywell International, Inc.     4.1

United Technologies Corp.         3.9

Minnesota Mining &                3.5
Manufacturing Co.

Boeing Co.                        3.4

Union Carbide Corp.               3.0

General Dynamics Corp.            2.7

                                  45.7

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Chemicals & Plastics        15.8%           Row: 1, Col: 6, Value: 15.8
Aerospace & Defense         14.9%           Row: 1, Col: 5, Value: 14.9
Autos, Tires, & Accessories 12.4%           Row: 1, Col: 4, Value: 12.4
Electrical Equipment        10.7%           Row: 1, Col: 3, Value: 10.7
Electronics                  5.4%           Row: 1, Col: 2, Value: 5.4
*All Others                 40.8%           Row: 1, Col: 1, Value: 40.8


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

CYCLICAL INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Albert Ruback)(photograph of Brian Hogan)

NOTE TO SHAREHOLDERS: The following is an interview with Albert Ruback
(left), who managed Fidelity Select Cyclical Industries Portfolio for most of the period covered by this report, with additional comments from Brian Hogan (right), who became manager of the fund on February 1, 2000.

Q. HOW DID THE FUND PERFORM, ALBERT?

A.R. For the 12 months that ended February 29, 2000, the fund returned 1.40%. For the same 12-month period, the Goldman Sachs
Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - fell 7.75%, while the Standard & Poor's 500 Index returned 11.73%.

Q. WHAT FACTORS DROVE CYCLICAL INDUSTRY STOCKS DURING THE PERIOD?

A.R. The first half of the period was characterized by a cyclical stock rally in response to improving economies overseas. These conditions renewed investors' interest in companies whose earnings are closely linked to industrial production, such as metals, chemicals and paper. This trend reversed itself during the past six months. Investors began to favor stocks with high revenue growth expectations
- such as technology and communications - at the expense of stocks providing solid earnings growth with less spectacular revenue gains. These conditions created obstacles for investors in many of the well-managed industrial companies comprising the cyclical industries group. Rising interest rates further complicated the investment environment because cyclical stock price performance is closely linked with investors' expectations about the economy's strength, and rising interest rates typically suggest that economic growth may slow down.

Q. HOW DID THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX IN THIS
ENVIRONMENT?

A.R. The fund outperformed the Goldman Sachs index by virtue of strong stock selection across a variety of cyclical subsectors. I emphasized well-managed companies with dominant market positions that adapted their business models to participate in the evolving e-commerce environment. For example, companies such as General Electric made sizable, early investments in Internet technology and now are well-positioned to increase market share, revenue growth and earnings potential. In addition, the fund benefited from not owning certain stocks for much of the period, including automobile manufacturers. Rising interest rates forced automakers to offer significant incentives to maintain sales volume, which had a negative effect on their earnings growth and stock prices.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?

A.R. I already mentioned General Electric, the fund's largest holding. GE should benefit from its early investment in web site development, as much of the site's content can lead to new marketing opportunities and enhanced revenue growth. For example, within the Power Division, utility managers can access GE's web site and evaluate the relative performance of their GE turbines vis-<UNDEF>-vis those of their competitors. Furthermore, the site alerts managers to products and services that have the potential to increase operating efficiency, an important feature in the deregulating utility sector. SPX Corp., a global automotive parts manufacturer, also performed well, particularly during the first half of the period when investors rewarded companies whose earnings were expected to benefit from improving economies worldwide. In addition, encouraging results from an ongoing cost reduction program further contributed to the stock's performance.

Q. WHAT STOCKS WERE DISAPPOINTING?

A.R. Several defense and aerospace-related stocks - General Dynamics, Textron and Litton - fell short of my expectations during the period. All three were affected by an industry-wide reduction in price-to-earnings multiples in response to negative earnings surprises during the period. Furthermore, because these companies operate in mature, slow-growth industrial markets, they suffered from the shift in investor sentiment toward stocks offering higher revenue growth during the second half of the period.

Q. TURNING TO YOU, BRIAN, WHAT'S YOUR OUTLOOK FOR THE
COMING MONTHS?

B.H. Industrial activity levels - domestically and abroad - suggest a positive business environment for many cyclical companies. I anticipate focusing on companies where earnings are driven by accelerating revenue growth rather than by cost cutting. More specifically, I intend to highlight companies that have taken advantage of the new economy by expanding their markets and business opportunities. I also expect to de-emphasize interest-rate sensitive consumer-oriented stocks - such as auto manufacturers and building materials companies - that tend to perform poorly in rising interest-rate environments.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 515

TRADING SYMBOL: FCYIX

SIZE: as of February 29, 2000, more than $4 million

MANAGER: Brian Hogan, since February 2000;
manager, Fidelity Select Construction and
Housing Portfolio, since 1999; equity analyst, various industries, since 1998; high-yield analyst and portfolio manager, 1995-1998; fixed-income analyst, 1994; joined Fidelity in 1994

CYCLICAL INDUSTRIES PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 93.4%

                                 SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 14.9%

Alliant Techsystems, Inc. (a)     100                   $ 5,413

BFGoodrich Co.                    370                    8,857

Boeing Co.                        3,750                  138,281

Cordant Technologies, Inc.        740                    23,958

Honeywell International, Inc.     3,490                  167,956

Howmet International, Inc. (a)    500                    9,156

Lockheed Martin Corp.             640                    11,160

Rockwell International Corp.      420                    19,005

Textron, Inc.                     1,110                  67,710

United Technologies Corp.         3,191                  162,542

                                                         614,038

AIR TRANSPORTATION - 4.7%

America West Holding Corp.        630                    8,426
Class B (a)

AMR Corp. (a)                     2,050                  108,394

Continental Airlines, Inc.        1,600                  50,600
Class B (a)

Northwest Airlines Corp.          180                    3,105
Class A (a)

Southwest Airlines Co.            1,160                  21,388

                                                         191,913

AUTOS, TIRES, & ACCESSORIES -
12.4%

Danaher Corp.                     340                    13,876

Delphi Automotive Systems         1,670                  27,868
Corp.

Ford Motor Co.                    1,930                  80,336

General Motors Corp.              3,530                  268,501

Gentex Corp. (a)                  520                    15,194

Johnson Controls, Inc.            370                    19,749

Navistar International Corp.      780                    25,545
(a)

SPX Corp. (a)                     680                    59,202

                                                         510,271

BUILDING MATERIALS - 1.9%

American Standard Companies,      370                    12,904
Inc. (a)

Ferro Corp.                       470                    8,871

Fortune Brands, Inc.              100                    2,188

Lafarge Corp.                     580                    11,419

Masco Corp.                       2,090                  37,359

Owens Corning                     210                    3,045

USG Corp.                         100                    3,250

                                                         79,036

CHEMICALS & PLASTICS - 15.7%

Air Products & Chemicals,         210                    5,408
Inc.

Arch Chemicals, Inc.              1,050                  20,016

Avery Dennison Corp.              520                    31,558

CK Witco Corp.                    676                    7,182

Dow Chemical Co.                  260                    28,210

E.I. du Pont de Nemours and       3,604                  182,002
Co.

Engelhard Corp.                   520                    7,085

Lyondell Chemical Co.             530                    4,538



                                 SHARES                 VALUE (NOTE 1)

Monsanto Co.                      1,050                 $ 40,753

Potash Corp. of Saskatchewan      200                    9,106

PPG Industries, Inc.              420                    20,738

Praxair, Inc.                     1,930                  65,138

Rohm & Haas Co.                   1,250                  50,469

Sealed Air Corp. (a)              654                    32,496

Solutia, Inc.                     500                    6,906

Spartech Corp.                    420                    10,710

Union Carbide Corp.               2,300                  123,481

                                                         645,796

COMPUTER SERVICES & SOFTWARE
- 0.5%

Commerce One, Inc.                40                     8,355

Litton Industries, Inc. (a)       200                    5,988

MatrixOne, Inc.                   100                    2,500

Onvia.com, Inc.                   100                    2,100

                                                         18,943

COMPUTERS & OFFICE EQUIPMENT
- 0.4%

Pitney Bowes, Inc.                370                    18,315

CONSTRUCTION - 0.4%

Centex Corp.                      300                    5,906

Kaufman & Broad Home Corp.        310                    5,929

Lennar Corp.                      310                    5,115

Oakwood Homes Corp.               600                    1,538

                                                         18,488

CONSUMER DURABLES - 3.5%

Minnesota Mining &                1,620                  142,763
Manufacturing Co.

CONSUMER ELECTRONICS - 0.6%

Black & Decker Corp.              500                    16,469

General Motors Corp. Class H      80                     9,640
(a)

                                                         26,109

ELECTRICAL EQUIPMENT - 10.7%

Emerson Electric Co.              1,310                  59,687

General Electric Co.              2,750                  363,507

Hubbell, Inc. Class B             260                    6,321

Plug Power, Inc.                  100                    11,744

                                                         441,259

ELECTRONICS - 5.4%

Tyco International Ltd.           5,810                  220,417

ENGINEERING - 2.6%

Fluor Corp.                       1,870                  53,178

PerkinElmer, Inc.                 850                    54,931

                                                         108,109

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

HOME FURNISHINGS - 0.3%

Leggett & Platt, Inc.             680                   $ 11,433

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.0%

Caterpillar, Inc.                 1,050                  36,816

Deere & Co.                       600                    21,450

Illinois Tool Works, Inc.         1,150                  59,441

Ingersoll-Rand Co.                780                    29,884

Parker-Hannifin Corp.             420                    15,225

                                                         162,816

IRON & STEEL - 0.4%

Bethlehem Steel Corp. (a)         2,000                  11,375

USX - U.S. Steel Group            260                    5,688

                                                         17,063

LEASING & RENTAL - 0.1%

Ryder System, Inc.                130                    2,421

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Apria Healthcare Group, Inc.      790                    11,258
(a)

METALS & MINING - 1.6%

Alcoa, Inc.                       358                    24,523

Inco Ltd. (a)                     1,050                  18,362

Martin Marietta Materials,        610                    21,655
Inc.

                                                         64,540

PACKAGING & CONTAINERS - 1.0%

Ball Corp.                        370                    9,967

Bemis Co., Inc.                   520                    15,470

Owens-Illinois, Inc. (a)          1,100                  15,194

                                                         40,631

PAPER & FOREST PRODUCTS - 1.1%

Bowater, Inc.                     210                    10,329

International Paper Co.           542                    19,952

Smurfit-Stone Container Corp.     970                    13,216
(a)

                                                         43,497

POLLUTION CONTROL - 0.4%

Ogden Corp.                       990                    11,261

Republic Services, Inc. Class     420                    4,568
A (a)

                                                         15,829

RAILROADS - 2.5%

Burlington Northern Santa Fe      1,930                  37,997
Corp.

Canadian Pacific Ltd.             1,560                  30,025



                                 SHARES                 VALUE (NOTE 1)

CSX Corp.                         500                   $ 11,094

Union Pacific Corp.               580                    22,040

                                                         101,156

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

Chemdex Corp.                     40                     8,995

SECURITIES INDUSTRY - 1.0%

Kansas City Southern              520                    40,950
Industries, Inc.

SERVICES - 1.1%

Ecolab, Inc.                      1,160                  32,770

FreeMarkets, Inc.                 80                     13,935

                                                         46,705

SHIP BUILDING & REPAIR - 2.7%

General Dynamics Corp.            2,590                  112,018

TEXTILES & APPAREL - 0.1%

Shaw Industries, Inc.             260                    3,299

Unifi, Inc. (a)                   300                    2,869

                                                         6,168

TRUCKING & FREIGHT - 2.9%

EGL, Inc. (a)                     1,710                  48,094

Expeditors International of       840                    31,710
Washington, Inc.

FedEx Corp. (a)                   520                    18,168

United Parcel Service, Inc.       370                    20,211
Class B

USFreightways Corp.               100                    3,325

                                                         121,508

TOTAL COMMON STOCKS                                      3,842,445
(Cost $4,022,191)

CONVERTIBLE PREFERRED STOCKS
- 0.1%



CHEMICALS & PLASTICS - 0.1%

Sealed Air Corp. Series A,        70                     3,408
$2.00 (Cost $3,346)

CASH EQUIVALENTS - 5.9%

                                 SHARES                 VALUE (NOTE 1)

Central Cash Collateral Fund,     37,000                $ 37,000
5.75% (b)

Taxable Central Cash Fund,        205,815                205,815
5.66% (b)

TOTAL CASH EQUIVALENTS                                   242,815
(Cost $242,815)

TOTAL INVESTMENT PORTFOLIO -                             4,088,668
99.4%
(Cost $4,268,352)

NET OTHER ASSETS - 0.6%                                  23,272

NET ASSETS - 100%                                      $ 4,111,940

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $13,945,889 and $12,604,014, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,804 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $35,063. The fund received cash collateral of $37,000 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $4,326,677. Net unrealized depreciation aggregated $238,009, of which $325,142 related to appreciated investment securities and $563,151 related to depreciated investment securities.

The fund hereby designates approximately $53,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $7,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

CYCLICAL INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    FEBRUARY 29, 2000

ASSETS

Investment in securities, at              $ 4,088,668
value  (cost $4,268,352) -
See accompanying schedule

Cash                                       8,543

Receivable for investments                 239,651
sold

Receivable for fund shares                 31,972
sold

Dividends receivable                       9,745

Interest receivable                        1,040

Redemption fees receivable                 15

Other receivables                          550

Receivable from investment                 752
adviser for expense
reductions

 TOTAL ASSETS                              4,380,936

LIABILITIES

Payable for investments        $ 199,631
purchased

Payable for fund shares         14,125
redeemed

Other payables and  accrued     18,240
expenses

Collateral on securities        37,000
loaned,  at value

 TOTAL LIABILITIES                         268,996

NET ASSETS                                $ 4,111,940

Net Assets consist of:

Paid in capital                           $ 4,188,474

Accumulated undistributed net              103,152
realized gain loss on
investments and foreign
currency transactions

Net unrealized appreciation                (179,686)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 355,926                   $ 4,111,940
shares outstanding

NET ASSET VALUE and                        $11.55
redemption price per share
($4,111,940 (divided by)
355,926 shares)

Maximum offering price per                 $11.91
share (100/97.00 of $11.55)

STATEMENT OF OPERATIONS
                         YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 82,521
Dividends

Interest                                      13,288

Security lending                              241

 TOTAL INCOME                                 96,050

EXPENSES

Management fee                   $ 37,738

Transfer agent fees               49,199

Accounting and security           60,017
lending fees

Non-interested trustees'          18
compensation

Custodian fees and expenses       14,391

Registration fees                 17,838

Audit                             10,614

Legal                             22

Miscellaneous                     265

 Total expenses before            190,102
reductions

 Expense reductions               (28,879)    161,223

NET INVESTMENT INCOME (LOSS)                  (65,173)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            169,072

 Foreign currency transactions    (125)       168,947

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (441,297)

 Assets and liabilities in        (2)         (441,299)
foreign currencies

NET GAIN (LOSS)                               (272,352)

NET INCREASE (DECREASE) IN                   $ (337,525)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 42,617
charges paid to FDC

 Sales charges - Retained by                 $ 42,617
FDC

 Exchange fees withheld by FSC               $ 1,772

 Expense reductions                          $ 966
  Directed brokerage
arrangements

  FMR reimbursement                           27,913

                                             $ 28,879

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (65,173)                    $ (41,151)
income (loss)

 Net realized gain (loss)         168,947                       21,698

 Change in net unrealized         (441,299)                     (207,859)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (337,525)                     (227,312)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders

 From net realized gain           -                             (29,887)

Share transactions Net            16,676,868                    3,255,351
proceeds from sales of shares

 Reinvestment of distributions    -                             29,223

 Cost of shares redeemed          (15,352,529)                  (3,913,851)

 NET INCREASE (DECREASE) IN       1,324,339                     (629,277)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  38,142                        8,220

  TOTAL INCREASE (DECREASE)       1,024,956                     (878,256)
IN NET ASSETS

NET ASSETS

 Beginning of period              3,086,984                     3,965,240

 End of period                   $ 4,111,940                   $ 3,086,984

OTHER INFORMATION
Shares

 Sold                             1,274,489                     265,208

 Issued in reinvestment of        -                             2,305
distributions

 Redeemed                         (1,189,555)                   (325,171)

 Net increase (decrease)          84,934                        (57,658)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 H    1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.39   $ 12.07   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13)     (.13)     (.11)

Net realized and unrealized       .21 I     (.49)     2.59
gain (loss)

Total from investment             .08       (.62)     2.48
operations

Less Distributions

From net realized gain            -         (.09)     (.46)

Redemption fees added to paid     .08       .03       .05
in capital

Net asset value, end of period   $ 11.55   $ 11.39   $ 12.07

TOTAL RETURN B, C                 1.40%     (4.96)%   25.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,112   $ 3,087   $ 3,965
(000 omitted)

Ratio of expenses to average      2.50% F   2.50% F   2.50% A, F
net assets

Ratio of expenses to average      2.49% G   2.49% G   2.50% A
net assets after expense
reductions

Ratio of net investment           (1.00)%   (1.09)%   (.93)% A
income (loss) to average net
assets

Portfolio turnover rate           211%      103%      140% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
H FOR THE YEAR ENDED FEBRUARY 29
I THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR
THE PERIOD DUE TO THE TIMING OF SALES AND PURCHASES OF FUND
SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE
INVESTMENTS OF THE FUND.

DEFENSE AND AEROSPACE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT DEFENSE AND AEROSPACE       3.24%        126.67%       307.68%

SELECT DEFENSE AND AEROSPACE       0.07%        119.79%       295.38%
(LOAD ADJ.)

S&P 500                            11.73%       206.94%       425.47%

GS Cyclical Industries             -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT DEFENSE AND AEROSPACE   3.24%        17.78%        15.09%

SELECT DEFENSE AND AEROSPACE   0.07%        17.06%        14.74%
(LOAD ADJ.)

S&P 500                        11.73%       25.14%        18.05%

GS Cyclical Industries         -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Defense & Aerospace         S&P 500
             00067                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10297.43                    10265.00
  1990/04/30       9874.25                    10008.38
  1990/05/31      10604.45                    10984.19
  1990/06/30      10612.07                    10909.50
  1990/07/31      10186.25                    10874.59
  1990/08/31       9292.87                     9891.53
  1990/09/30       8992.29                     9409.81
  1990/10/31       8875.40                     9369.35
  1990/11/30       9351.32                     9974.61
  1990/12/31       9777.90                    10252.90
  1991/01/31      10640.90                    10699.92
  1991/02/28      10850.36                    11464.97
  1991/03/31      11688.23                    11742.42
  1991/04/30      11495.52                    11770.60
  1991/05/31      12031.76                    12279.09
  1991/06/30      11426.40                    11716.71
  1991/07/31      11922.83                    12262.71
  1991/08/31      11796.62                    12553.34
  1991/09/30      11518.95                    12343.69
  1991/10/31      12074.29                    12509.10
  1991/11/30      11527.37                    12004.98
  1991/12/31      12410.85                    13378.35
  1992/01/31      12368.78                    13129.52
  1992/02/29      12562.31                    13300.20
  1992/03/31      12309.88                    13040.85
  1992/04/30      12091.12                    13424.25
  1992/05/31      11485.30                    13490.03
  1992/06/30      10946.79                    13289.02
  1992/07/31      11367.50                    13832.55
  1992/08/31      11148.73                    13548.98
  1992/09/30      11308.60                    13708.86
  1992/10/31      11401.16                    13756.84
  1992/11/30      11796.62                    14225.94
  1992/12/31      12410.85                    14400.92
  1993/01/31      12781.07                    14521.89
  1993/02/28      12688.52                    14719.39
  1993/03/31      13361.65                    15029.97
  1993/04/30      13403.72                    14666.24
  1993/05/31      13816.01                    15059.30
  1993/06/30      14396.59                    15102.97
  1993/07/31      14985.58                    15042.56
  1993/08/31      14960.34                    15612.67
  1993/09/30      15347.39                    15492.45
  1993/10/31      15961.62                    15813.15
  1993/11/30      15490.43                    15662.92
  1993/12/31      15992.35                    15852.44
  1994/01/31      16753.90                    16391.43
  1994/02/28      16753.90                    15947.22
  1994/03/31      16079.89                    15251.92
  1994/04/30      16167.16                    15447.15
  1994/05/31      16220.46                    15700.48
  1994/06/30      15811.84                    15315.82
  1994/07/31      16042.80                    15818.18
  1994/08/31      16762.33                    16466.72
  1994/09/30      15918.44                    16063.29
  1994/10/31      16309.29                    16424.71
  1994/11/30      15669.71                    15826.52
  1994/12/31      16273.76                    16061.23
  1995/01/31      16264.88                    16477.70
  1995/02/28      17446.32                    17119.83
  1995/03/31      18192.50                    17625.04
  1995/04/30      19196.28                    18144.10
  1995/05/31      20377.73                    18869.32
  1995/06/30      21132.79                    19307.65
  1995/07/31      22296.47                    19947.89
  1995/08/31      22287.59                    19997.96
  1995/09/30      22909.40                    20841.88
  1995/10/31      22074.39                    20767.47
  1995/11/30      23664.46                    21679.16
  1995/12/31      23980.42                    22096.70
  1996/01/31      24409.49                    22848.87
  1996/02/29      25715.78                    23060.68
  1996/03/31      26306.95                    23282.76
  1996/04/30      27574.42                    23625.95
  1996/05/31      28605.52                    24235.26
  1996/06/30      27927.94                    24327.60
  1996/07/31      26042.51                    23252.80
  1996/08/31      27417.30                    23743.20
  1996/09/30      28762.64                    25079.47
  1996/10/31      28261.82                    25771.16
  1996/11/30      29803.55                    27719.21
  1996/12/31      29982.15                    27170.09
  1997/01/31      29333.50                    28867.68
  1997/02/28      29796.83                    29094.00
  1997/03/31      29601.20                    27898.53
  1997/04/30      30392.03                    29564.07
  1997/05/31      32824.64                    31363.93
  1997/06/30      33607.67                    32769.03
  1997/07/31      36718.91                    35376.46
  1997/08/31      38744.35                    33394.67
  1997/09/30      41364.89                    35223.70
  1997/10/31      38253.65                    34047.23
  1997/11/30      38326.73                    35623.28
  1997/12/31      37048.41                    36234.93
  1998/01/31      38825.02                    36635.68
  1998/02/28      42514.02                    39277.85
  1998/03/31      43690.87                    41289.27
  1998/04/30      44856.42                    41704.64
  1998/05/31      41948.22                    40987.74
  1998/06/30      41970.85                    42652.66
  1998/07/31      40126.35                    42198.41
  1998/08/31      32171.24                    36097.36
  1998/09/30      34309.95                    38409.76
  1998/10/31      37693.42                    41534.01
  1998/11/30      38587.38                    44051.38
  1998/12/31      38655.28                    46589.63
  1999/01/31      38587.38                    48538.00
  1999/02/28      38304.48                    47029.44
  1999/03/31      38587.38                    48911.09
  1999/04/30      42874.74                    50805.42
  1999/05/31      43238.67                    49605.90
  1999/06/30      45285.74                    52359.03
  1999/07/31      45172.01                    50724.38
  1999/08/31      43636.71                    50473.29
  1999/09/30      39861.00                    49089.82
  1999/10/31      39781.39                    52196.23
  1999/11/30      39610.80                    53257.37
  1999/12/31      43227.67                    56394.23
  2000/01/31      40005.16                    53560.99
  2000/02/29      39538.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000316 093924 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $39,538 - a 295.38% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

United Technologies Corp.       10.8

General Dynamics Corp.          9.4

Cordant Technologies, Inc.      7.0

General Electric Co.            5.2

Boeing Co.                      5.0

General Motors Corp. Class H    4.3

BFGoodrich Co.                  3.4

AMR Corp.                       3.3

Adaptive Broadband Corp.        3.1

EchoStar Communications Corp.   3.0
Class A

                                54.5

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Aerospace & Defense        38.1%           Row: 1, Col: 6, Value: 38.1
Electrical Equipment       15.6%           Row: 1, Col: 5, Value: 15.6
Ship Building & Repair     11.1%           Row: 1, Col: 4, Value: 11.1
Broadcasting                5.9%           Row: 1, Col: 3, Value: 5.9
Air Transportation          5.5%           Row: 1, Col: 2, Value: 5.5
* All Others               23.8%           Row: 1, Col: 1, Value: 23.8


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

DEFENSE AND AEROSPACE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeff Feingold)

Jeff Feingold,
Portfolio Manager
of Fidelity Select Defense and Aerospace Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the 12 months that ended February 29, 2000, the fund returned 3.24%. For the same 12-month period, the Goldman Sachs Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - fell 7.75%, while the Standard & Poor's 500 Index returned 11.73%. The fund outperformed the Goldman Sachs index because of the fund's relatively lower exposure to large defense contractors and aerospace component suppliers that performed poorly in response to earnings shortfalls.

Q. WHAT FACTORS AFFECTED DEFENSE AND AEROSPACE STOCKS OVER THE PAST 12
MONTHS?

A. The market environment was difficult for both sectors. Several of the largest defense contractors, such as Lockheed, Northrop, Litton and Raytheon, missed their financial targets as a result of higher internal cost growth, revenue constraints and difficulties integrating acquisitions. Aerospace suppliers suffered from reduced production schedules and aggressive inventory reductions by Boeing. A significant shift in investor preference toward new economy stocks that offered higher expectations for revenue growth further complicated the environment, particularly late in the period. Such stocks, including those in the technology and communication sectors, advanced strongly while cyclical stocks in more mature industries with lower growth expectations fared poorly.

Q. WHAT INVESTMENT STRATEGY DID YOU PURSUE IN THIS CHALLENGING PERIOD?

A. My strategy comprised several features. My primary focus remained on companies with strong management teams that have consistently produced predictable earnings growth. Despite prevailing investor sentiment, which tended to paint all cyclical stocks with the same brush, many of the fund's core holdings were exceptionally well-managed companies with strong business fundamentals and good long-term prospects. In addition, I diversified the fund by investing in companies that derived some - but not all - of their earnings from defense- and aerospace-related businesses, and therefore offered investors higher growth potential and greater earnings stability.

Q. WHAT STOCKS BENEFITED PERFORMANCE?

A. Several of the best performing stocks in the portfolio illustrated my diversification strategy. Echostar and General Motors' Hughes Division were the biggest contributors to performance. These companies are the two largest participants in the fast-growing satellite TV transmission market. Satellite TV services - such as GM's DirecTV - provide a viable alternative to cable TV by offering viewers more channels at competitive rates, and their stock prices reflected the market's positive outlook for increasing revenue and subscriber growth. General Electric performed well on the basis of strong internal revenue growth and its long track record of earnings consistency. The market rewarded Howmet Intl. for its commanding market share in the high-growth industrial gas turbine business as well as Cordant Technologies for its announced intention to buy the remaining 15% of Howmet that it doesn't already own.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Two of the largest disappointments were investments in United Technologies and General Dynamics. Although both companies consistently met their financial targets - unlike many of their peers over the past 12 months - they suffered from an industry-wide contraction in price-to-earnings multiples. United Technologies stock was further pressured by investors' concern regarding the potential effect of a declining business and commercial aircraft production cycle on its Pratt & Whitney jet engine division. General Dynamics' purchase of Gulfstream Aerospace drew some concerns about new exposure to the cyclical business-jet market. Although both stocks failed to meet my short-term expectations, they remain well-managed companies with strong track records of consistent, predictable earnings growth.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am cautiously optimistic that the earnings shortfalls that surprised investors during the past 12 months are behind us. However, I expect continued challenges for defense contractors including their reliance on a small number of large contracts and the difficulties of working with the Department of Defense as their largest customer. I anticipate the declining aircraft production cycle to pose further obstacles for pure-play aerospace manufacturers and component suppliers. As I look ahead, I expect to remain focused on companies with more diversified exposure to the defense and aerospace industries and that offer investors greater growth potential and more earnings stability.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 067

TRADING SYMBOL: FSDAX

SIZE: as of February 29, 2000, more than $21 million

MANAGER: Jeff Feingold, since 1998; manager,
Fidelity Select Transportation and Select Air
Transportation Portfolios, since February, 2000;
equity analyst, defense and aerospace industries, since 1998; joined Fidelity in 1997

DEFENSE AND AEROSPACE PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 92.9%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 38.1%

Alliant Techsystems, Inc. (a)     4,500                    $ 243,563

BE Aerospace, Inc. (a)            9,300                     82,538

BFGoodrich Co.                    30,700                    734,881

Boeing Co.                        29,200                    1,076,750

British Aerospace PLC             47,300                    234,076

Cordant Technologies, Inc.        46,400                    1,502,200

Howmet International, Inc. (a)    24,900                    455,981

Lockheed Martin Corp.             11,500                    200,531

Northrop Grumman Corp.            13,800                    627,038

Primex Technologies, Inc.         5,200                     109,200

Rockwell International Corp.      12,900                    583,725

United Technologies Corp.         45,200                    2,302,371

                                                            8,152,854

AIR TRANSPORTATION - 5.5%

AMR Corp. (a)                     13,500                    713,813

Northwest Airlines Corp.          11,200                    193,200
Class A (a)

Southwest Airlines Co.            14,400                    265,500

                                                            1,172,513

BROADCASTING - 5.9%

EchoStar Communications Corp.     5,600                     638,400
 Class A (a)

PanAmSat Corp. (a)                12,900                    629,681

                                                            1,268,081

COMMUNICATIONS EQUIPMENT - 3.4%

Globalstar Telecommunications     19,400                    552,900
Ltd. (a)

P-Com, Inc. (a)                   9,200                     167,900

                                                            720,800

COMPUTER SERVICES & SOFTWARE
- 3.5%

Litton Industries, Inc. (a)       7,700                     230,519

MatrixOne, Inc.                   100                       2,500

Onvia.com, Inc.                   100                       2,100

Titan Corp. (a)                   13,800                    517,500

                                                            752,619

COMPUTERS & OFFICE EQUIPMENT
- 0.3%

SBS Technologies, Inc. (a)        1,200                     65,325

CONSUMER ELECTRONICS - 4.3%

General Motors Corp. Class H      7,600                     915,800
(a)

DEFENSE ELECTRONICS - 2.1%

Anaren Microwave, Inc. (a)        1,200                     91,050

Raytheon Co. Class A              12,352                    244,724

REMEC, Inc. (a)                   3,100                     114,313

                                                            450,087



                                 SHARES                    VALUE (NOTE 1)

ELECTRICAL EQUIPMENT - 15.6%

Adaptive Broadband Corp. (a)      5,700                    $ 655,678

General Electric Co.              8,500                     1,123,594

Harris Corp.                      11,300                    360,188

Loral Space & Communications      32,200                    485,013
Ltd. (a)

Powerwave Technologies, Inc.      3,100                     495,613
(a)

Teleflex, Inc.                    3,500                     98,875

ViaSat, Inc. (a)                  1,500                     117,000

                                                            3,335,961

ELECTRONIC INSTRUMENTS - 1.2%

Newport Corp.                     1,600                     256,000

ELECTRONICS - 1.9%

Digital Microwave Corp. (a)       12,100                    403,838

SHIP BUILDING & REPAIR - 11.1%

General Dynamics Corp.            46,700                    2,019,775

Newport News Shipbuilding,        12,800                    362,400
Inc.

                                                            2,382,175

TOTAL COMMON STOCKS                                         19,876,053
(Cost $18,968,043)

CASH EQUIVALENTS - 16.0%



Central Cash Collateral Fund,     2,215,400                 2,215,400
5.75% (b)

Taxable Central Cash Fund,        1,211,910                 1,211,910
5.66% (b)

TOTAL CASH EQUIVALENTS                                      3,427,310
(Cost $3,427,310)

TOTAL INVESTMENT PORTFOLIO -                                23,303,363
108.9%
(Cost $22,395,353)

NET OTHER ASSETS - (8.9)%                                   (1,897,842)

NET ASSETS - 100%                                          $ 21,405,521

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $47,035,129 and $54,133,386, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,543 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,099,500. The fund received cash collateral of $2,215,400 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,333,000. The weighted average interest rate was 5.21%.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $22,710,576. Net unrealized appreciation aggregated $592,787, of which $2,759,483 related to appreciated investment securities and $2,166,696 related to depreciated investment securities.

The fund hereby designates approximately $1,187,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends during the fiscal year qualifies for the dividends-received deductions for corporate shareholders
(unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

DEFENSE AND AEROSPACE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 23,303,363
value  (cost $22,395,353) -
See accompanying schedule

Receivable for investments                   703,278
sold

Receivable for fund shares                   41,266
sold

Dividends receivable                         28,579

Interest receivable                          4,511

Redemption fees receivable                   138

Other receivables                            4,994

 TOTAL ASSETS                                24,086,129

LIABILITIES

Payable for investments         $ 79,739
purchased

Payable for fund shares          346,677
redeemed

Accrued management fee           10,942

Other payables and  accrued      27,850
expenses

Collateral on securities         2,215,400
loaned,  at value

 TOTAL LIABILITIES                           2,680,608

NET ASSETS                                  $ 21,405,521

Net Assets consist of:

Paid in capital                             $ 19,105,544

Accumulated undistributed net                1,391,967
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  908,010
(depreciation) on investments

NET ASSETS, for 622,953                     $ 21,405,521
shares outstanding

NET ASSET VALUE and                          $34.36
redemption price per share
($21,405,521 (divided by)
622,953 shares)

Maximum offering price per                   $35.42
share (100/97.00 of $34.36)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 323,641
Dividends

Interest                                      82,691

Security lending                              2,849

 TOTAL INCOME                                 409,181

EXPENSES

Management fee                   $ 202,860

Transfer agent fees               248,725

Accounting and security           60,402
lending fees

Non-interested trustees'          102
compensation

Custodian fees and expenses       12,340

Registration fees                 25,114

Audit                             11,809

Legal                             230

Interest                          386

Miscellaneous                     41

 Total expenses before            562,009
reductions

 Expense reductions               (7,249)     554,760

NET INVESTMENT INCOME (LOSS)                  (145,579)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,472,758

 Foreign currency transactions    1,800       2,474,558

Change in net unrealized                      (1,520,748)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               953,810

NET INCREASE (DECREASE) IN                   $ 808,231
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 197,536
charges paid to FDC

 Sales charges - Retained by                 $ 196,989
FDC

 Deferred sales charges                      $ 650
withheld   by FDC

 Exchange fees withheld by FSC               $ 5,649

 Expense reductions                          $ 7,249
  Directed brokerage
arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (145,579)                   $ (280,808)
income (loss)

 Net realized gain (loss)         2,474,558                     3,586,940

 Change in net unrealized         (1,520,748)                   (8,328,194)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       808,231                       (5,022,062)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (436,796)                     -
from net realized gains

Share transactions Net            56,172,571                    47,399,132
proceeds from sales of shares

 Reinvestment of distributions    420,257                       -

 Cost of shares redeemed          (64,155,432)                  (115,799,880)

 NET INCREASE (DECREASE) IN       (7,562,604)                   (68,400,748)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  99,858                        115,021

  TOTAL INCREASE (DECREASE)       (7,091,311)                   (73,307,789)
IN NET ASSETS

NET ASSETS

 Beginning of period              28,496,832                    101,804,621

 End of period                   $ 21,405,521                  $ 28,496,832

OTHER INFORMATION
Shares

 Sold                             1,490,942                     1,280,563

 Issued in reinvestment of        12,111                        -
distributions

 Redeemed                         (1,721,904)                   (3,148,373)

 Net increase (decrease)          (218,851)                     (1,867,810)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F    1999      1998       1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 33.85   $ 37.57   $ 28.94    $ 26.97   $ 19.64
period

Income from Investment
Operations

Net investment income (loss) C    (.15)     (.19)     (.29)      (.11)     (.05)

Net realized and unrealized       1.14      (3.61)    11.84      4.18      9.09
gain (loss)

Total from investment             .99       (3.80)    11.55      4.07      9.04
operations

Less Distributions

From net realized gain            (.59)     -         (3.04)     (2.17)    (1.82)

Redemption fees added to paid     .11       .08       .12        .07       .11
in capital

Net asset value, end of period   $ 34.36   $ 33.85   $ 37.57    $ 28.94   $ 26.97

TOTAL RETURN A, B                 3.24%     (9.90)%   42.68%     15.87%    47.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 21,406  $ 28,497  $ 101,805  $ 68,803  $ 26,648
(000 omitted)

Ratio of expenses to average      1.61%     1.48%     1.77%      1.84%     1.77% D
net assets

Ratio of expenses to average      1.59% E   1.42% E   1.71% E    1.81% E   1.75% E
net assets after expense
reductions

Ratio of net investment           (.42)%    (.53)%    (.85)%     (.39)%    (.20)%
income (loss) to average net
assets

Portfolio turnover rate           146%      221%      311%       219%      267%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29

ENVIRONMENTAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENVIRONMENTAL SERVICES      -25.00%      -1.30%        0.25%

SELECT ENVIRONMENTAL SERVICES      -27.32%      -4.33%        -2.83%
 (LOAD ADJ.)

S&P 500                            11.73%       206.94%       425.47%

GS Cyclical Industries             -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT ENVIRONMENTAL SERVICES  -25.00%      -0.26%        0.02%

SELECT ENVIRONMENTAL SERVICES  -27.32%      -0.88%        -0.29%
 (LOAD ADJ.)

S&P 500                        11.73%       25.14%        18.05%

GS Cyclical Industries         -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Environmental Services      S&P 500
             00516                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10119.03                    10265.00
  1990/04/30      10172.52                    10008.38
  1990/05/31      11117.56                    10984.19
  1990/06/30      11465.26                    10909.50
  1990/07/31      11393.93                    10874.59
  1990/08/31       9976.38                     9891.53
  1990/09/30       9441.45                     9409.81
  1990/10/31       9307.72                     9369.35
  1990/11/30       9628.68                     9974.61
  1990/12/31      10181.43                    10252.90
  1991/01/31      11072.98                    10699.92
  1991/02/28      11581.16                    11464.97
  1991/03/31      11581.16                    11742.42
  1991/04/30      11545.50                    11770.60
  1991/05/31      11572.24                    12279.09
  1991/06/30      10698.53                    11716.71
  1991/07/31      11037.32                    12262.71
  1991/08/31      11233.46                    12553.34
  1991/09/30      10965.99                    12343.69
  1991/10/31      10555.88                    12509.10
  1991/11/30       9976.38                    12004.98
  1991/12/31      10961.51                    13378.35
  1992/01/31      11942.86                    13129.52
  1992/02/29      12072.47                    13300.20
  1992/03/31      10868.93                    13040.85
  1992/04/30      10544.90                    13424.25
  1992/05/31      10276.41                    13490.03
  1992/06/30       9726.95                    13289.02
  1992/07/31       9794.10                    13832.55
  1992/08/31       9592.66                    13548.98
  1992/09/30       9707.77                    13708.86
  1992/10/31      10168.22                    13756.84
  1992/11/30      10801.33                    14225.94
  1992/12/31      10810.92                    14400.92
  1993/01/31      11021.96                    14521.89
  1993/02/28      10897.26                    14719.39
  1993/03/31      10628.66                    15029.97
  1993/04/30      10408.03                    14666.24
  1993/05/31      10638.26                    15059.30
  1993/06/30      10503.96                    15102.97
  1993/07/31      10062.70                    15042.56
  1993/08/31      10599.89                    15612.67
  1993/09/30      10609.48                    15492.45
  1993/10/31      10906.85                    15813.15
  1993/11/30      10427.22                    15662.92
  1993/12/31      10743.78                    15852.44
  1994/01/31      11655.08                    16391.43
  1994/02/28      11444.04                    15947.22
  1994/03/31      10408.03                    15251.92
  1994/04/30      10580.70                    15447.15
  1994/05/31      10551.92                    15700.48
  1994/06/30       9918.81                    15315.82
  1994/07/31      10129.85                    15818.18
  1994/08/31      10484.77                    16466.72
  1994/09/30      10417.63                    16063.29
  1994/10/31      10062.70                    16424.71
  1994/11/30       9496.73                    15826.52
  1994/12/31       9717.36                    16061.23
  1995/01/31       9726.95                    16477.70
  1995/02/28       9851.66                    17119.83
  1995/03/31      10321.70                    17625.04
  1995/04/30      11060.33                    18144.10
  1995/05/31      11233.00                    18869.32
  1995/06/30      11693.45                    19307.65
  1995/07/31      12134.71                    19947.89
  1995/08/31      12307.38                    19997.96
  1995/09/30      12739.05                    20841.88
  1995/10/31      11837.34                    20767.47
  1995/11/30      12249.82                    21679.16
  1995/12/31      12256.58                    22096.70
  1996/01/31      12681.32                    22848.87
  1996/02/29      12559.96                    23060.68
  1996/03/31      13116.16                    23282.76
  1996/04/30      13551.65                    23625.95
  1996/05/31      14594.86                    24235.26
  1996/06/30      14331.52                    24327.60
  1996/07/31      12680.61                    23252.80
  1996/08/31      13480.75                    23743.20
  1996/09/30      13966.91                    25079.47
  1996/10/31      13825.11                    25771.16
  1996/11/30      14199.86                    27719.21
  1996/12/31      14169.47                    27170.09
  1997/01/31      15050.63                    28867.68
  1997/02/28      14686.01                    29094.00
  1997/03/31      13855.50                    27898.53
  1997/04/30      13774.47                    29564.07
  1997/05/31      14716.40                    31363.93
  1997/06/30      15536.79                    32769.03
  1997/07/31      15931.79                    35376.46
  1997/08/31      16144.49                    33394.67
  1997/09/30      17268.73                    35223.70
  1997/10/31      16012.82                    34047.23
  1997/11/30      15972.31                    35623.28
  1997/12/31      16701.54                    36234.93
  1998/01/31      15587.43                    36635.68
  1998/02/28      16671.16                    39277.85
  1998/03/31      17532.06                    41289.27
  1998/04/30      17815.66                    41704.64
  1998/05/31      16812.96                    40987.74
  1998/06/30      16458.47                    42652.66
  1998/07/31      15131.66                    42198.41
  1998/08/31      12174.20                    36097.36
  1998/09/30      13237.67                    38409.76
  1998/10/31      13521.26                    41534.01
  1998/11/30      12852.80                    44051.38
  1998/12/31      13868.36                    46589.63
  1999/01/31      13705.92                    48538.00
  1999/02/28      12964.79                    47029.44
  1999/03/31      12650.06                    48911.09
  1999/04/30      14347.15                    50805.42
  1999/05/31      14489.40                    49605.90
  1999/06/30      15373.40                    52359.03
  1999/07/31      13585.08                    50724.38
  1999/08/31      11542.75                    50473.29
  1999/09/30      10668.91                    49089.82
  1999/10/31       9977.98                    52196.23
  1999/11/30       9723.95                    53257.37
  1999/12/31      10282.80                    56394.23
  2000/01/31      10120.23                    53560.99
  2000/02/29       9717.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 111757 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have been $9,717 - a 2.83% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S  NET ASSETS

Thermo Electron Corp.             9.1

Tetra Tech, Inc.                  6.4

Newpark Resources, Inc.           6.0

Thermo Instrument Systems, Inc.   5.7

Republic Services, Inc. Class A   5.5

Waste Management, Inc.            5.0

Thermo Fibertek, Inc.             5.0

Insituform Technologies, Inc.     4.9
Class A

Catalytica, Inc.                  4.7

Azurix Corp.                      4.5

                                  56.8

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Pollution Control          49.5%           Row: 1, Col: 6, Value: 49.5
Electronic Instruments     15.7%           Row: 1, Col: 5, Value: 15.7
Industrial Machinery &
Equipment                   9.4%           Row: 1, Col: 4, Value: 9.4
Retail & Wholesale,
Miscellaneous               6.0%           Row: 1, Col: 3, Value: 6.0
Drugs & Pharmaceuticals     4.7%           Row: 1, Col: 2, Value: 4.7
*All Others                14.7%           Row: 1, Col: 1, Value: 14.7


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

ENVIRONMENTAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Ian Gutterman)

NOTE TO SHAREHOLDERS: Ian Gutterman became Portfolio Manager of
Fidelity Select Environmental Services Portfolio on November 1, 1999.

Q. HOW DID THE FUND PERFORM, IAN?

A. It continued to be a challenging environment for the sector. For the 12 months that ended February 29, 2000, the fund declined 25.00%. This trailed both the Standard & Poor's 500 Index, which returned 11.73% during the period, and the Goldman Sachs Cyclical Industries Index, which returned -7.75%. The Goldman Sachs index is an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector.

Q. WHAT WERE THE MAIN FACTORS THAT HINDERED PERFORMANCE?

A. Solid waste stocks - which make up a significant portion of the sector - continued to spiral downward. This was mostly due to a less-than-smooth adjustment period following a series of mergers and acquisitions throughout the group, and ultimately resulted in missed earnings targets for three of the biggest waste players: Waste Management, Allied Waste and Republic Services. Besides missed earnings, Allied Waste struggled to mesh its various businesses following its merger with Browning-Ferris Industries. Republic Services, meanwhile, experienced similar execution problems with assets that it purchased from Waste Management. This negative cycle simply wasn't conducive to good performance for the fund's solid-waste stocks.

Q. HOW DID HAZARDOUS WASTE AND WATER-UTILITY STOCKS PERFORM DURING THE
PERIOD?

A. I pared back on the fund's hazardous waste stocks, mostly because continued fallout from supply/demand imbalances resulted in flat to low earnings for many companies in this area. Throughout the period, this group was challenged by too much capacity - in the form of incinerators - and not enough demand. It also didn't help that one of the more prominent members of the group, Safety-Kleen, experienced accounting problems. On the whole, water-utility stock performance also was subpar. Similar to the solid waste situation, the problems for water stocks stemmed from slow progress following consolidation activity, particularly deals involving foreign firms such as France's Vivendi and Suez Lyonnaise.

Q. THE FUND'S TOP HOLDING AT THE END OF THE PERIOD, THERMO ELECTRON, UNDERWENT A BUSINESS FACELIFT DURING THE PERIOD . . .

A. Yes, and for the better. Thermo Electron announced it would streamline its overall structure by either divesting or incorporating several of its subsidiary businesses. The company is a leading manufacturer of measurement instruments that monitor, collect and analyze information for a broad range of industries. Going forward, Thermo Electron's new management has made the decision to integrate, sell or spin out each subsidiary business, two of which include separate stocks Thermo Instruments and Thermo Fibertek. The market has viewed this simplified structure in a positive vein. At the close of the period, Thermo Electron and Thermo Instruments were among the fund's top-five holdings.

Q. WERE THERE ANY OTHER STOCKS THAT PERFORMED WELL? ANY ADDITIONAL DISAPPOINTMENTS?

A. Water-utility stock Tetra Tech performed well, mostly because the company had additional exposure to the telecommunications market. This sideline business gave the company's stock a good performance boost. Insituform Technologies - a market leader in repairing sewer pipes due to its less-evasive techniques - managed to beat earnings expectations throughout the period and also performed well. On the negative side, the fund's stakes in water-utility owner Azurix and waste-to-energy stock Ogden Corp. were disappointments.

Q. WHAT'S THE OUTLOOK FOR THE FUND AND THE SECTOR GOING FORWARD?

A. The near-term outlook for solid waste stocks will be key. Waste stocks need to show the market that they're capable of generating positive earnings and free cash flow. In terms of the portfolio itself, I'll continue to look for stocks that have exposure to faster-growing segments of the market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: June 29, 1989

FUND NUMBER: 516

TRADING SYMBOL: FSLEX

SIZE: as of February 29, 2000, more than $17 million

MANAGER: Ian Gutterman, since November
1999; analyst, air freight and waste
industries, 1999-present; joined Fidelity in
1999

ENVIRONMENTAL SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 92.3%

                                SHARES                    VALUE (NOTE 1)

DRUGS & PHARMACEUTICALS - 4.7%

Catalytica, Inc. (a)             64,400                   $ 829,150

ELECTRONIC INSTRUMENTS - 15.7%

Thermo Electron Corp. (a)        101,650                   1,588,280

Thermo Instrument Systems,       62,600                    1,005,513
Inc. (a)

Thermoquest Corp. (a)            9,700                     160,050

                                                           2,753,843

INDUSTRIAL MACHINERY &
EQUIPMENT - 9.4%

Ionics, Inc. (a)                 27,400                    780,900

Thermo Fibertek, Inc. (a)        122,200                   870,675

                                                           1,651,575

METALS & MINING - 2.5%

IMCO Recycling, Inc.             43,800                    435,263

POLLUTION CONTROL - 49.5%

Allied Waste Industries, Inc.    109,060                   613,462
(a)

Calgon Carbon Corp.              78,400                    563,500

Casella Waste Systems, Inc.      69,505                    475,675
Class A (a)

Insituform Technologies, Inc.    30,500                    861,625
Class A (a)

IT Group, Inc. (a)               61,400                    468,175

Ogden Corp.                      68,400                    778,050

Republic Services, Inc. Class    88,300                    960,263
A (a)

Safety-Kleen Corp. (a)           93,450                    455,569

Tetra Tech, Inc. (a)             44,637                    1,118,715

TETRA Technologies, Inc. (a)     36,700                    330,300

U.S. Liquids, Inc. (a)           21,700                    135,625

Waste Connections, Inc. (a)      60,100                    638,563

Waste Industries, Inc. (a)       37,900                    400,319

Waste Management, Inc.           58,893                    883,395

                                                           8,683,236

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.0%

Newpark Resources, Inc. (a)      134,100                   1,047,656

WATER - 4.5%

Azurix Corp.                     106,700                   800,250

TOTAL COMMON STOCKS                                        16,200,973
(Cost $22,641,354)

CASH EQUIVALENTS - 6.5%



Taxable Central Cash Fund,       1,143,666                 1,143,666
5.66% (b) (Cost $1,143,666)

TOTAL INVESTMENT PORTFOLIO -                               17,344,639
98.8%
(Cost $23,785,020)

NET OTHER ASSETS - 1.2%                                    208,500

NET ASSETS - 100%                                        $ 17,553,139

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $37,005,925 and $31,429,882, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $4,116,333. The weighted average interest rate was 5.34%.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $15,874 for the period.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $24,529,145. Net unrealized depreciation aggregated $7,184,506, of which $796,922 related to appreciated investment securities and $7,981,428 related to depreciated investment securities.

The fund hereby designates approximately $12,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At February 29, 2000, the fund had a capital loss carryforward of approximately $635,000 all of which will expire on February 29, 2008.

ENVIRONMENTAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 17,344,639
value  (cost $23,785,020) -
See accompanying schedule

Receivable for investments                  835,864
sold

Receivable for fund shares                  153,675
sold

Interest receivable                         5,420

Redemption fees receivable                  848

Other receivables                           39,790

 TOTAL ASSETS                               18,380,236

LIABILITIES

Payable for investments         $ 259,423
purchased

Payable for fund shares          525,468
redeemed

Accrued management fee           13,191

Other payables and  accrued      29,015
expenses

 TOTAL LIABILITIES                          827,097

NET ASSETS                                 $ 17,553,139

Net Assets consist of:

Paid in capital                            $ 25,572,577

Accumulated undistributed net               (1,579,057)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (6,440,381)
(depreciation) on investments

NET ASSETS, for 1,834,014                  $ 17,553,139
shares outstanding

NET ASSET VALUE and                         $9.57
redemption price per share
($17,553,139 (divided by)
1,834,014 shares)

Maximum offering price per                  $9.87
share (100/97.00 of $9.57)

STATEMENT OF OPERATIONS
                        YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                           $ 42,344
Dividends

Interest                                     58,501

Security lending                             118

 TOTAL INCOME                                100,963

EXPENSES

Management fee                   $ 92,828

Transfer agent fees               198,679

Accounting and security           60,321
lending fees

Custodian fees and expenses       10,420

Registration fees                 19,598

Audit                             11,317

Legal                             90

Interest                          1,833

 Total expenses before            395,086
reductions

 Expense reductions               (12,560)   382,526

NET INVESTMENT INCOME (LOSS)                 (281,563)

REALIZED AND UNREALIZED GAIN                 (576,637)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (3,731,086)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (4,307,723)

NET INCREASE (DECREASE) IN                  $ (4,589,286)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 66,627
charges paid to FDC

 Sales charges - Retained by                $ 64,068
FDC

 Deferred sales charges                     $ 9,071
withheld   by FDC

 Exchange fees withheld by FSC              $ 5,049

 Expense reductions

  Directed brokerage                        $ 12,560
arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (281,563)                   $ (256,748)
income (loss)

 Net realized gain (loss)         (576,637)                     (474,214)

 Change in net unrealized         (3,731,086)                   (4,374,725)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (4,589,286)                   (5,105,687)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (11,275)                      (40,246)
in excess of net realized
gain

Share transactions Net            36,121,444                    10,454,030
proceeds from sales of shares

 Reinvestment of distributions    10,778                        38,642

 Cost of shares redeemed          (29,576,762)                  (15,030,447)

 NET INCREASE (DECREASE) IN       6,555,460                     (4,537,775)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  64,679                        34,045

  TOTAL INCREASE (DECREASE)       2,019,578                     (9,649,663)
IN NET ASSETS

NET ASSETS

 Beginning of period              15,533,561                    25,183,224

 End of period                   $ 17,553,139                  $ 15,533,561

OTHER INFORMATION
Shares

 Sold                             2,977,437                     712,286

 Issued in reinvestment of        885                           3,084
distributions

 Redeemed                         (2,361,044)                   (1,028,657)

 Net increase (decrease)          617,278                       (313,287)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999       1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.77    $ 16.46    $ 14.50   $ 12.42   $ 10.27
period

Income from Investment
Operations

Net investment income (loss) C    (.21)      (.18)      (.13)     (.08)     (.17)

Net realized and unrealized       (3.03)     (3.50)     2.07      2.04      2.95
gain (loss)

Total from investment             (3.24)     (3.68)     1.94      1.96      2.78
operations

Less Distributions

From net realized gain            -          -          -         -         (.65)

In excess of net realized gain    (.01)      (.03)      -         (.02)     -

Total distributions               (.01)      (.03)      -         (.02)     (.65)

Redemption fees added to paid     .05        .02        .02       .14       .02
in capital

Net asset value, end of period   $ 9.57     $ 12.77    $ 16.46   $ 14.50   $ 12.42

TOTAL RETURN A, B                 (25.00)%   (22.23)%   13.52%    16.93%    27.49%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,553   $ 15,534   $ 25,183  $ 32,525  $ 27,587
(000 omitted)

Ratio of expenses to average      2.47%      2.20%      2.23%     2.18%     2.36%
net assets

Ratio of expenses to average      2.39% D    2.16% D    2.22% D   2.11% D   2.32% D
net assets after expense
reductions

Ratio of net investment           (1.76)%    (1.23)%    (.84)%    (.59)%    (1.43)%
income (loss) to average net
assets

Portfolio turnover rate           206%       123%       59%       252%      138%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

INDUSTRIAL EQUIPMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT INDUSTRIAL EQUIPMENT    18.98%       144.56%       334.92%

SELECT INDUSTRIAL EQUIPMENT    15.34%       137.15%       321.80%
(LOAD ADJ.)

S&P 500                        11.73%       206.94%       425.47%

GS Cyclical Industries         -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT INDUSTRIAL EQUIPMENT  18.98%       19.59%        15.84%

SELECT INDUSTRIAL EQUIPMENT  15.34%       18.85%        15.48%
(LOAD ADJ.)

S&P 500                      11.73%       25.14%        18.05%

GS Cyclical Industries       -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Industrial Equipment        S&P 500
             00510                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10274.94                    10265.00
  1990/04/30      10192.80                    10008.38
  1990/05/31      11137.34                    10984.19
  1990/06/30      10939.39                    10909.50
  1990/07/31      10732.68                    10874.59
  1990/08/31       8963.19                     9891.53
  1990/09/30       7747.70                     9409.81
  1990/10/31       7540.99                     9369.35
  1990/11/30       7789.05                     9974.61
  1990/12/31       8070.18                    10252.90
  1991/01/31       8930.12                    10699.92
  1991/02/28       9773.52                    11464.97
  1991/03/31       9690.83                    11742.42
  1991/04/30       9591.61                    11770.60
  1991/05/31       9996.77                    12279.09
  1991/06/30       9674.04                    11716.71
  1991/07/31       9756.79                    12262.71
  1991/08/31       9905.75                    12553.34
  1991/09/30      10137.47                    12343.69
  1991/10/31      10079.54                    12509.10
  1991/11/30       9599.56                    12004.98
  1991/12/31      10236.25                    13378.35
  1992/01/31      11154.67                    13129.52
  1992/02/29      11947.85                    13300.20
  1992/03/31      11597.18                    13040.85
  1992/04/30      11597.18                    13424.25
  1992/05/31      11689.03                    13490.03
  1992/06/30      10970.99                    13289.02
  1992/07/31      11071.18                    13832.55
  1992/08/31      10495.08                    13548.98
  1992/09/30      10712.16                    13708.86
  1992/10/31      10670.41                    13756.84
  1992/11/30      11179.72                    14225.94
  1992/12/31      11396.80                    14400.92
  1993/01/31      11931.16                    14521.89
  1993/02/28      12557.35                    14719.39
  1993/03/31      12782.78                    15029.97
  1993/04/30      13367.62                    14666.24
  1993/05/31      14036.00                    15059.30
  1993/06/30      14219.81                    15102.97
  1993/07/31      14420.32                    15042.56
  1993/08/31      15406.19                    15612.67
  1993/09/30      15230.74                    15492.45
  1993/10/31      15740.38                    15813.15
  1993/11/30      15723.67                    15662.92
  1993/12/31      16334.91                    15852.44
  1994/01/31      17103.01                    16391.43
  1994/02/28      17589.47                    15947.22
  1994/03/31      16573.88                    15251.92
  1994/04/30      16423.87                    15447.15
  1994/05/31      16088.16                    15700.48
  1994/06/30      15261.80                    15315.82
  1994/07/31      15984.87                    15818.18
  1994/08/31      17121.11                    16466.72
  1994/09/30      17172.76                    16063.29
  1994/10/31      17387.95                    16424.71
  1994/11/30      16544.38                    15826.52
  1994/12/31      16845.66                    16061.23
  1995/01/31      16750.97                    16477.70
  1995/02/28      17250.23                    17119.83
  1995/03/31      18679.14                    17625.04
  1995/04/30      19557.37                    18144.10
  1995/05/31      19953.51                    18869.32
  1995/06/30      20711.35                    19307.65
  1995/07/31      22657.61                    19947.89
  1995/08/31      22218.41                    19997.96
  1995/09/30      21202.22                    20841.88
  1995/10/31      21159.16                    20767.47
  1995/11/30      21882.55                    21679.16
  1995/12/31      21531.13                    22096.70
  1996/01/31      22396.13                    22848.87
  1996/02/29      23609.02                    23060.68
  1996/03/31      23778.26                    23282.76
  1996/04/30      24215.14                    23625.95
  1996/05/31      24391.10                    24235.26
  1996/06/30      24283.57                    24327.60
  1996/07/31      23071.34                    23252.80
  1996/08/31      24068.50                    23743.20
  1996/09/30      25212.29                    25079.47
  1996/10/31      25055.87                    25771.16
  1996/11/30      27089.28                    27719.21
  1996/12/31      27282.18                    27170.09
  1997/01/31      28256.16                    28867.68
  1997/02/28      27916.91                    29094.00
  1997/03/31      26789.72                    27898.53
  1997/04/30      27766.47                    29564.07
  1997/05/31      30232.49                    31363.93
  1997/06/30      32117.58                    32769.03
  1997/07/31      34429.47                    35376.46
  1997/08/31      34216.07                    33394.67
  1997/09/30      35117.11                    35223.70
  1997/10/31      32378.40                    34047.23
  1997/11/30      32319.13                    35623.28
  1997/12/31      32342.84                    36234.93
  1998/01/31      31760.21                    36635.68
  1998/02/28      35106.95                    39277.85
  1998/03/31      37518.78                    41289.27
  1998/04/30      38467.25                    41704.64
  1998/05/31      37112.29                    40987.74
  1998/06/30      36963.24                    42652.66
  1998/07/31      35621.83                    42198.41
  1998/08/31      29619.37                    36097.36
  1998/09/30      30513.64                    38409.76
  1998/10/31      33860.39                    41534.01
  1998/11/30      35093.40                    44051.38
  1998/12/31      36440.57                    46589.63
  1999/01/31      36791.91                    48538.00
  1999/02/28      35456.83                    47029.44
  1999/03/31      35906.54                    48911.09
  1999/04/30      41170.31                    50805.42
  1999/05/31      40693.10                    49605.90
  1999/06/30      43050.24                    52359.03
  1999/07/31      42428.42                    50724.38
  1999/08/31      41748.75                    50473.29
  1999/09/30      41242.62                    49089.82
  1999/10/31      39087.94                    52196.23
  1999/11/30      39579.61                    53257.37
  1999/12/31      42778.88                    56394.23
  2000/01/31      40715.90                    53560.99
  2000/02/29      42180.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000323 092329 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $42,180 - a 321.80% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Applied Materials, Inc.         8.1

Tyco International Ltd.         6.5

Pitney Bowes, Inc.              6.0

General Electric Co.            5.1

Emerson Electric Co.            4.6

Honeywell International, Inc.   4.4

Illinois Tool Works, Inc.       4.0

Caterpillar, Inc.               3.9

Ingersoll-Rand Co.              3.9

Vodafone AirTouch PLC           3.5

                                50.0

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Industrial Machinery
 & Equipment               20.5%           Row: 1, Col: 6, Value: 20.5
Electronic Instruments     20.0%           Row: 1, Col: 5, Value: 20.0
Electrical Equipment       14.4%           Row: 1, Col: 4, Value: 14.4
Aerospace & Defense         9.4%           Row: 1, Col: 3, Value: 9.4
Computers &
Office Equipment            8.1%           Row: 1, Col: 2, Value: 8.1
*All Others                27.6%           Row: 1, Col: 1, Value: 27.6


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

INDUSTRIAL EQUIPMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Praveen Abichandani)

NOTE TO SHAREHOLDERS: Praveen Abichandani became Portfolio Manager of Fidelity Select Industrial Equipment Portfolio on January 4, 2000.

Q. HOW DID THE FUND PERFORM, PRAVEEN?

A. For the 12 months that ended on February 29, 2000, the fund had a total return of 18.98%, while the Goldman Sachs Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - returned -7.75%. During the same 12-month period, the Standard & Poor's 500 Index, a measure of the broader market's performance, had a return of 11.73%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. Several different factors influenced performance. Early in the period, in the spring of 1999, the fund benefited from a snap-back in cyclical industry stocks as emerging markets started to rally, signaling an expansion in global economic growth. This recovery in cyclical industry stocks continued through June. In the fall, fears about potential Y2K computer problems started to recede and a strong rally began in technology stocks, sparked by favorable earnings reports and the long-range growth potential in networking and telecommunications. This technology rally lifted the prices of semiconductor capital equipment stocks in which the fund had a meaningful position and helped the fund's performance even as many other cyclical stocks faltered. Finally, strengthening commodity prices, including higher oil prices, increased demand for companies serving industries such as oil services. However, despite the strong performance in some industry groups, stocks of many high quality companies continued to trade at very low prices because of fears that rising interest rates would slow economic growth significantly.

Q. WHAT HAVE BEEN YOUR PRINCIPAL STRATEGIES SINCE BECOMING THE FUND'S MANAGER IN JANUARY?

A. I have maintained a focus on high-quality companies with strong fundamentals, irrespective of top-down, macroeconomic trends. I've overweighted companies such as Caterpillar, Parker Hannifin, Pitney-Bowes and Ingersoll Rand that have been trading at recessionary-level valuations. At the same time, I continued to emphasize semiconductor equipment companies such as Applied Materials, KLA Tencor, Kulicke & Soffa and Teradyne, where earnings expectations are rising. I believe that the proliferation of semiconductor chips in cars, home appliances and other everyday products signals an important trend that is more secular than cyclical. Taking advantage of developments in genomics, I also invested in equipment companies such as Millipore, which provides test equipment for the biotechnology industry. In addition, I have increased opportunistically the fund's emphasis on telecommunications equipment companies such as Ilumnet and Emerson Electronics, which is re-positioning itself. In general, I favor companies with strong management teams that can meet or exceed earnings expectations. I prefer companies with value-added products that can't be treated as commodities, even in a deflationary economy.

Q. WHAT STOCKS WERE THE BIGGEST CONTRIBUTORS TO PERFORMANCE, AND WHAT STOCKS WERE THE MOST DISAPPOINTING?

A. Semiconductor capital equipment companies had the largest positive influence on fund performance, with Applied Materials the single biggest contributor. General Electric also was a significant contributor. The company continued to deliver strong earnings growth as it successfully implemented its multi-line business strategy. General Electric has positioned itself very well to take advantage of opportunities in the new technology-based economy. Another contributor was Honeywell, whose stock rose in value as it merged with Allied-Signal. Xerox was the single biggest detractor from performance. The company had disappointing earnings as it continued to lose market share in office automation. In general, small-cap and mid-cap industrials did not perform well, as the market preferred technology stocks.

Q. WHAT IS YOUR OUTLOOK?

A. Three themes dominate my current thinking. First, while I am not hung up on the new economy trend, I will invest in networking equipment manufacturing companies that have good earnings growth potential. Second, I see potential opportunity in high-quality companies that have not participated in recent stock rallies and, consequently, have very low stock valuations that already discount the possibility the economy might suffer a hard landing. If the economy were to have a soft landing, these stocks could offer attractive opportunities. Third, I believe valuations of agriculture equipment stocks are at very low levels, reflecting low grain prices. They also may offer an investment opportunity.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 510

TRADING SYMBOL: FSCGX

SIZE: as of February 29, 2000, more than $26 million

MANAGER: Praveen Abichandani, since
January 2000; equity analyst, cable services and equipment, 1998-2000; joined Fidelity in 1998

INDUSTRIAL EQUIPMENT PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 100.0%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 9.4%

Honeywell International, Inc.     24,025                   $ 1,156,203

Rockwell International Corp.      14,400                    651,600

Textron, Inc.                     10,700                    652,700

                                                            2,460,503

BUILDING MATERIALS - 1.0%

American Standard Companies,      6,200                     216,225
Inc. (a)

York International Corp.          2,500                     45,313

                                                            261,538

CELLULAR - 3.5%

Vodafone AirTouch PLC             159,204                   918,408

COMMUNICATIONS EQUIPMENT - 1.6%

NEC Corp. ADR                     3,800                     428,925

COMPUTER SERVICES & SOFTWARE
- 1.4%

Electronics for Imaging, Inc.     6,000                     356,250
(a)

MatrixOne, Inc.                   100                       2,500

Onvia.com, Inc.                   100                       2,100

                                                            360,850

COMPUTERS & OFFICE EQUIPMENT
- 8.1%

Pitney Bowes, Inc.                31,600                    1,564,200

Xerox Corp.                       25,000                    542,188

                                                            2,106,388

CONSUMER ELECTRONICS - 1.8%

Matsushita Electric               1,600                     470,300
Industrial Co. Ltd. ADR

ELECTRICAL EQUIPMENT - 14.4%

Emerson Electric Co.              26,100                    1,189,181

General Electric Co.              10,050                    1,328,484

Hubbell, Inc. Class B             4,000                     97,250

Roper Industries, Inc.            9,000                     245,250

Siemens AG sponsored ADR          5,000                     887,500

W.W. Grainger, Inc.               300                       12,844

                                                            3,760,509

ELECTRONIC INSTRUMENTS - 20.0%

Applied Materials, Inc. (a)       11,500                    2,103,776

KLA-Tencor Corp. (a)              9,200                     717,025

Kulicke & Soffa Industries,       9,500                     755,250
Inc. (a)

LAM Research Corp. (a)            2,595                     405,144

Novellus Systems, Inc. (a)        6,000                     355,875

Teradyne, Inc. (a)                10,100                    878,700

                                                            5,215,770

ELECTRONICS - 6.5%

Tyco International Ltd.           44,600                    1,692,013



                                 SHARES                    VALUE (NOTE 1)

ENERGY SERVICES - 6.6%

Baker Hughes, Inc.                4,100                    $ 106,088

Halliburton Co.                   18,800                    717,925

Smith International, Inc. (a)     3,400                     213,138

Weatherford International,        15,200                    684,000
Inc. (a)

                                                            1,721,151

INDUSTRIAL MACHINERY &
EQUIPMENT - 20.5%

AGCO Corp.                        3,600                     39,600

Caterpillar, Inc.                 29,200                    1,023,825

CNH Global NV                     14,800                    163,725

Deere & Co.                       14,300                    511,225

Dover Corp.                       9,800                     377,913

Illinois Tool Works, Inc.         20,100                    1,038,919

Ingersoll-Rand Co.                26,600                    1,019,113

Milacron, Inc.                    7,300                     101,288

MSC Industrial Direct, Inc.       23,700                    370,313
(a)

Pall Corp.                        10,800                    213,300

Parker-Hannifin Corp.             13,700                    496,625

                                                            5,355,846

LEASING & RENTAL - 0.2%

Avis Rent A Car, Inc. (a)         3,600                     52,425

MEDICAL EQUIPMENT & SUPPLIES
- 2.4%

Millipore Corp.                   11,700                    625,219

PAPER & FOREST PRODUCTS - 0.0%

Trex Co., Inc.                    1                         25

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

Stamps.com, Inc.                  1,800                     50,963

SERVICES - 1.3%

Ritchie Bros. Auctioneers,        12,500                    350,781
Inc. (a)

TELEPHONE SERVICES - 1.1%

Illuminet Holdings, Inc.          3,750                     277,500

TOTAL COMMON STOCKS                                         26,109,114
(Cost $19,346,113)

CASH EQUIVALENTS - 4.1%



Central Cash Collateral Fund,     1,076,700                 1,076,700
5.75% (b) (Cost $1,076,700)

TOTAL INVESTMENT PORTFOLIO -                                27,185,814
104.1%
(Cost $20,422,813)

NET OTHER ASSETS - (4.1)%                                   (1,068,670)

NET ASSETS - 100%                                         $ 26,117,144

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $38,454,094 and $47,784,091, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,565 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,020,319. The fund received cash collateral of $1,076,700 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $5,970,000. The weighted average interest rate was 5.29%.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     87.8%

United Kingdom                3.5

Japan                         3.4

Germany                       3.4

Canada                        1.3

Others (individually less     0.6
than 1%)

                            100.0%

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $20,512,458. Net unrealized appreciation aggregated $6,673,356, of which $8,834,715 related to appreciated investment securities and $2,161,359 related to depreciated investment securities.

The fund hereby designates approximately $3,978,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 31% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

INDUSTRIAL EQUIPMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 27,185,814
value  (cost $20,422,813) -
See accompanying schedule

Receivable for investments                   201,263
sold

Receivable for fund shares                   24,635
sold

Dividends receivable                         43,438

Interest receivable                          194

Redemption fees receivable                   83

Other receivables                            8,529

 TOTAL ASSETS                                27,463,956

LIABILITIES

Payable to custodian bank       $ 27,769

Payable for investments          26,700
purchased

Payable for fund shares          177,862
redeemed

Accrued management fee           12,762

Other payables and  accrued      25,019
expenses

Collateral on securities         1,076,700
loaned,  at value

 TOTAL LIABILITIES                           1,346,812

NET ASSETS                                  $ 26,117,144

Net Assets consist of:

Paid in capital                             $ 17,223,019

Undistributed net investment                 11,392
income

Accumulated undistributed net                2,119,732
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  6,763,001
(depreciation) on investments

NET ASSETS, for 990,004                     $ 26,117,144
shares outstanding

NET ASSET VALUE and                          $26.38
redemption price per share
($26,117,144 (divided by)
990,004 shares)

Maximum offering price per                   $27.20
share (100/97.00 of $26.38)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 380,871
Dividends

Interest                                      138,598

Security lending                              2,244

 TOTAL INCOME                                 521,713

EXPENSES

Management fee                   $ 204,936

Transfer agent fees               190,044

Accounting and security           60,399
lending fees

Non-interested trustees'          104
compensation

Custodian fees and expenses       11,155

Registration fees                 21,908

Audit                             11,784

Legal                             157

Interest                          3,507

 Total expenses before            503,994
reductions

 Expense reductions               (4,121)     499,873

NET INVESTMENT INCOME                         21,840

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            4,990,376

 Foreign currency transactions    516         4,990,892

Change in net unrealized                      629,706
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               5,620,598

NET INCREASE (DECREASE) IN                   $ 5,642,438
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 48,861
charges paid to FDC

 Sales charges - Retained by                 $ 48,861
FDC

 Deferred sales charges                      $ 999
withheld   by FDC

 Exchange fees withheld by FSC               $ 2,919

 Expense reductions  Directed                $ 4,121
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 21,840                      $ (69,481)
income (loss)

 Net realized gain (loss)         4,990,892                     3,586,120

 Change in net unrealized         629,706                       (3,320,873)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       5,642,438                     195,766
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (10,963)                      -
From net investment income

 From net realized gain           (3,692,055)                   (1,273,263)

 TOTAL DISTRIBUTIONS              (3,703,018)                   (1,273,263)

Share transactions Net            27,153,867                    20,888,073
proceeds from sales of shares

 Reinvestment of distributions    3,534,052                     1,219,714

 Cost of shares redeemed          (38,134,454)                  (39,935,425)

 NET INCREASE (DECREASE) IN       (7,446,535)                   (17,827,638)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  51,097                        50,582

  TOTAL INCREASE (DECREASE)       (5,456,018)                   (18,854,553)
IN NET ASSETS

NET ASSETS

 Beginning of period              31,573,162                    50,427,715

 End of period (including        $ 26,117,144                  $ 31,573,162
undistributed net investment
income of $11,392 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             949,014                       771,299

 Issued in reinvestment of        142,239                       49,301
distributions

 Redeemed                         (1,352,644)                   (1,515,112)

 Net increase (decrease)          (261,391)                     (694,512)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E    1999      1998      1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.23   $ 25.91   $ 25.51   $ 25.11    $ 20.04
period

Income from Investment
Operations

Net investment income (loss) C    .02       (.04)     (.08)     .06        .04

Net realized and unrealized       4.44      .25       5.73      4.15       7.10
gain (loss)

Total from investment             4.46      .21       5.65      4.21       7.14
operations

Less Distributions

 From net investment income       (.01)     -         (.02)     (.04)      (.05)

From net realized gain            (3.34)    (.92)     (5.26)    (3.84)     (2.05)

Total distributions               (3.35)    (.92)     (5.28)    (3.88)     (2.10)

Redemption fees added to paid     .04       .03       .03       .07        .03
in capital

Net asset value, end of period   $ 26.38   $ 25.23   $ 25.91   $ 25.51    $ 25.11

TOTAL RETURN A, B                 18.98%    1.00%     25.76%    18.25%     36.86%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 26,117  $ 31,573  $ 50,428  $ 102,882  $ 137,520
(000 omitted)

Ratio of expenses to average      1.43%     1.43%     1.67%     1.51%      1.54%
net assets

Ratio of expenses to average      1.41% D   1.41% D   1.60% D   1.44% D    1.53% D
net assets after expense
reductions

Ratio of net investment           .06%      (.16)%    (.32)%    .25%       .19%
income (loss) to average net
assets

Portfolio turnover rate           119%      84%       115%      261%       115%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

INDUSTRIAL MATERIALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT INDUSTRIAL MATERIALS    -3.22%       7.13%         99.41%

SELECT INDUSTRIAL MATERIALS    -6.20%       3.85%         93.36%
(LOAD ADJ.)

S&P 500                        11.73%       206.94%       425.47%

GS Cyclical Industries         -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT INDUSTRIAL MATERIALS  -3.22%       1.39%         7.15%

SELECT INDUSTRIAL MATERIALS  -6.20%       0.76%         6.82%
(LOAD ADJ.)

S&P 500                      11.73%       25.14%        18.05%

GS Cyclical Industries       -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Industrial Materials        S&P 500
             00509                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9983.10                    10265.00
  1990/04/30       9260.45                    10008.38
  1990/05/31       9819.20                    10984.19
  1990/06/30       9715.00                    10909.50
  1990/07/31       9600.34                    10874.59
  1990/08/31       8492.02                     9891.53
  1990/09/30       7888.18                     9409.81
  1990/10/31       7796.46                     9369.35
  1990/11/30       8209.21                     9974.61
  1990/12/31       8553.17                    10252.90
  1991/01/31       8858.92                    10699.92
  1991/02/28       9508.62                    11464.97
  1991/03/31       9638.56                    11742.42
  1991/04/30       9653.85                    11770.60
  1991/05/31      10479.36                    12279.09
  1991/06/30      10364.67                    11716.71
  1991/07/31      10779.25                    12262.71
  1991/08/31      11032.61                    12553.34
  1991/09/30      10886.74                    12343.69
  1991/10/31      11355.07                    12509.10
  1991/11/30      10449.12                    12004.98
  1991/12/31      11616.11                    13378.35
  1992/01/31      12122.82                    13129.52
  1992/02/29      12713.99                    13300.20
  1992/03/31      12491.34                    13040.85
  1992/04/30      13143.93                    13424.25
  1992/05/31      13297.48                    13490.03
  1992/06/30      12974.72                    13289.02
  1992/07/31      13266.63                    13832.55
  1992/08/31      12429.30                    13548.98
  1992/09/30      12260.30                    13708.86
  1992/10/31      12398.58                    13756.84
  1992/11/30      12859.49                    14225.94
  1992/12/31      13052.87                    14400.92
  1993/01/31      13330.59                    14521.89
  1993/02/28      13454.02                    14719.39
  1993/03/31      13677.74                    15029.97
  1993/04/30      13477.16                    14666.24
  1993/05/31      14032.61                    15059.30
  1993/06/30      14070.92                    15102.97
  1993/07/31      14264.42                    15042.56
  1993/08/31      14635.93                    15612.67
  1993/09/30      14179.28                    15492.45
  1993/10/31      15015.18                    15813.15
  1993/11/30      15216.41                    15662.92
  1993/12/31      15843.33                    15852.44
  1994/01/31      17128.14                    16391.43
  1994/02/28      16772.11                    15947.22
  1994/03/31      16299.98                    15251.92
  1994/04/30      16911.78                    15447.15
  1994/05/31      17082.45                    15700.48
  1994/06/30      16904.03                    15315.82
  1994/07/31      17532.40                    15818.18
  1994/08/31      18478.84                    16466.72
  1994/09/30      18246.11                    16063.29
  1994/10/31      18005.62                    16424.71
  1994/11/30      16733.36                    15826.52
  1994/12/31      17141.52                    16061.23
  1995/01/31      16657.56                    16477.70
  1995/02/28      18054.79                    17119.83
  1995/03/31      18468.50                    17625.04
  1995/04/30      18554.03                    18144.10
  1995/05/31      18366.38                    18869.32
  1995/06/30      19187.35                    19307.65
  1995/07/31      20844.94                    19947.89
  1995/08/31      20790.21                    19997.96
  1995/09/30      20203.80                    20841.88
  1995/10/31      19030.97                    20767.47
  1995/11/30      20782.39                    21679.16
  1995/12/31      19779.58                    22096.70
  1996/01/31      20085.81                    22848.87
  1996/02/29      20470.57                    23060.68
  1996/03/31      21507.05                    23282.76
  1996/04/30      22011.03                    23625.95
  1996/05/31      21875.50                    24235.26
  1996/06/30      21150.04                    24327.60
  1996/07/31      20273.11                    23252.80
  1996/08/31      21373.26                    23743.20
  1996/09/30      21843.62                    25079.47
  1996/10/31      21795.78                    25771.16
  1996/11/30      22457.47                    27719.21
  1996/12/31      22551.41                    27170.09
  1997/01/31      22651.49                    28867.68
  1997/02/28      23068.49                    29094.00
  1997/03/31      21533.93                    27898.53
  1997/04/30      21592.53                    29564.07
  1997/05/31      22960.75                    31363.93
  1997/06/30      22888.26                    32769.03
  1997/07/31      24890.76                    35376.46
  1997/08/31      24990.43                    33394.67
  1997/09/30      25642.83                    35223.70
  1997/10/31      23658.45                    34047.23
  1997/11/30      23377.56                    35623.28
  1997/12/31      22947.04                    36234.93
  1998/01/31      23379.82                    36635.68
  1998/02/28      24589.63                    39277.85
  1998/03/31      25789.60                    41289.27
  1998/04/30      26025.66                    41704.64
  1998/05/31      24747.00                    40987.74
  1998/06/30      23507.68                    42652.66
  1998/07/31      21845.42                    42198.41
  1998/08/31      18245.50                    36097.36
  1998/09/30      18511.07                    38409.76
  1998/10/31      19858.58                    41534.01
  1998/11/30      20556.93                    44051.38
  1998/12/31      20419.23                    46589.63
  1999/01/31      20527.42                    48538.00
  1999/02/28      19986.45                    47029.44
  1999/03/31      20438.90                    48911.09
  1999/04/30      24678.15                    50805.42
  1999/05/31      23084.74                    49605.90
  1999/06/30      23842.10                    52359.03
  1999/07/31      23360.15                    50724.38
  1999/08/31      22553.61                    50473.29
  1999/09/30      21963.45                    49089.82
  1999/10/31      22435.58                    52196.23
  1999/11/30      22110.99                    53257.37
  1999/12/31      23784.72                    56394.23
  2000/01/31      21224.05                    53560.99
  2000/02/29      19336.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000322 092524 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $19,336 - a 93.36% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

Minnesota Mining &                6.9
Manufacturing Co.

Alcoa, Inc.                       5.9

E.I. du Pont de Nemours and Co.   5.5

Dow Chemical Co.                  5.0

Kimberly-Clark Corp.              4.6

Monsanto Co.                      4.3

International Paper Co.           3.2

Weyerhaeuser Co.                  2.4

Inco Ltd.                         2.2

Union Pacific Corp.               2.1

                                  42.1

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Chemicals & Plastics       27.3%           Row: 1, Col: 6, Value: 27.3
Paper & Forest Products    20.6%           Row: 1, Col: 5, Value: 20.6
Metals & Mining            11.9%           Row: 1, Col: 4, Value: 11.9
Iron & Steel                7.0%           Row: 1, Col: 3, Value: 7.0
Railroads                   6.9%           Row: 1, Col: 2, Value: 6.9
*All Others                26.3%           Row: 1, Col: 1, Value: 26.3


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

INDUSTRIAL MATERIALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Hirsch)

Peter Hirsch, Portfolio Manager of Fidelity
Select Industrial
Materials Portfolio

Q. HOW DID THE FUND PERFORM, PETER?

A. For the 12 months that ended February 29, 2000, the fund returned -3.22%. For the same 12-month period, the Goldman Sachs Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - fell 7.75%, while the Standard & Poor's 500 Index returned 11.73%. The fund outperformed the Goldman Sachs index because the index is more broadly based and includes some cyclical industry sectors that performed poorly relative to industrial materials. In addition, specific stock selection within the industrial materials subsector contributed to the fund's performance.

Q. HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OVER THE PAST
12 MONTHS?

A. During the past year, global growth created a generally favorable environment for earnings gains in industrial materials stocks. More specifically, a rebound in Asian economies, a robust domestic economy and signs of improvement in European economies generated improved demand and pricing for commodities such as metals and paper. Early in the period, these conditions created a strong rally in cyclical stocks, and industrial materials stocks fully participated in the sector's advance. However, for much of the rest of the period, cyclical stock prices fell out of favor in response to investors' heightened preference for new economy stocks - such as technology stocks - that are characterized by high revenue growth expectations. Although industrial materials stock fundamentals remained attractive throughout the period, negative investor sentiment resulted in correcting prices, particularly in the early months of 2000. In addition, increasing interest rates, which suggest potentially slower economic growth, played a significant role in cyclical stock price weakness.

Q. WHAT STOCKS BENEFITED THE FUND'S PERFORMANCE?

A. Several of the fund's top 5 holdings generated strong performance. Alcoa, Kimberly-Clark, Minnesota Mining & Manufacturing (3M) and Dow Chemical all posted robust gains as they profited from rebounding global economies and improving commodity prices. In addition, Alcoa's stock performed well in response to its leadership position in the aluminum industry's consolidation as well as continued benefits from a significant cost-cutting campaign. Kimberly-Clark generated positive investor response by divesting non-core businesses, gaining market share in personal care products and implementing an aggressive share re-purchase program.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Two of the largest detractors from the fund's performance were CSX Corp. and Burlington Northern. Both stocks suffered from problems in the ongoing consolidation of the U.S. railroad industry. Although consolidation should have positive long-term benefits, short-term problems pressured earnings and stock prices. For example, some recent mergers performed poorly because of unsuccessful systems and operating integration. In view of recent disappointing merger activity, investors were unreceptive to Burlington Northern's announced acquisition of Canadian National in December 1999. Another weak stock was Monsanto, which lost ground over concerns - primarily in Europe - about genetically modified foods, which represent one of Monsanto's potentially higher-growth businesses.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. As long as economic growth continues to trend upward both domestically and abroad, I'll have a positive earnings outlook for the remainder of the year. As a caveat, however, further interest-rate hikes by the Federal Reserve Board have the potential to reduce domestic demand for industrial materials, which would have a negative earnings effect that might only partially be offset by strength overseas. Additionally, many industrial materials stock fundamentals remain strong with attractive earnings prospects. Although they appear to be undervalued, current investor preference for new economy stocks may lengthen the time horizon to capture the intrinsic value in industrial materials stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 509

TRADING SYMBOL: FSDPX

SIZE: as of February 29, 2000, more than $20 million

MANAGER: Peter Hirsch, since 1998; analyst, growth and income funds and steel industries, 1995-1998; joined Fidelity in 1995

NOTE TO SHAREHOLDERS:

Effective April 1, 2000, Niel Marotta became Portfolio Manager of
Fidelity Select Industrial Materials Portfolio.

INDUSTRIAL MATERIALS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 93.8%

                                 SHARES                    VALUE (NOTE 1)

BUILDING MATERIALS - 3.9%

Ferro Corp.                       1,900                    $ 35,863

Lafarge Corp.                     3,887                     76,525

Masco Corp.                       16,700                    298,513

Owens Corning                     4,900                     71,050

Sherwin-Williams Co.              900                       17,213

Southdown, Inc.                   1,700                     84,363

USG Corp.                         800                       26,000

Vulcan Materials Co.              4,500                     180,000

Water Pik Technologies, Inc.      865                       5,839
(a)

                                                            795,366

CHEMICALS & PLASTICS - 27.3%

Air Products & Chemicals,         3,400                     87,550
Inc.

Avery Dennison Corp.              5,500                     333,781

CK Witco Corp.                    7,195                     76,447

Cytec Industries, Inc. (a)        1,600                     38,800

Dow Chemical Co.                  9,500                     1,030,750

E.I. du Pont de Nemours and       22,600                    1,141,300
Co.

Eastman Chemical Co.              3,600                     129,375

Engelhard Corp.                   9,700                     132,163

Great Lakes Chemical Corp.        2,000                     58,125

H.B. Fuller Co.                   600                       36,825

Hercules, Inc.                    5,100                     84,150

Ivex Packaging Corp. (a)          4,600                     34,788

Lyondell Chemical Co.             5,400                     46,238

M.A. Hanna Co.                    2,500                     28,594

Minerals Technologies, Inc.       800                       32,450

Monsanto Co.                      22,600                    877,163

Olin Corp.                        4,400                     68,200

PPG Industries, Inc.              6,800                     335,750

Praxair, Inc.                     9,600                     324,000

Sealed Air Corp. (a)              5,340                     265,331

Union Carbide Corp.               6,400                     343,600

Valspar Corp.                     3,700                     121,406

                                                            5,626,786

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                   100                       2,500

Onvia.com, Inc.                   100                       2,100

                                                            4,600

CONSUMER DURABLES - 6.9%

Minnesota Mining &                16,100                    1,418,804
Manufacturing Co.

ELECTRICAL EQUIPMENT - 0.1%

Teledyne Technologies, Inc.       2,485                     21,588
(a)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

UCAR International, Inc. (a)      2,000                     30,500



                                 SHARES                    VALUE (NOTE 1)

IRON & STEEL - 7.0%

AK Steel Holding Corp.            35,700                   $ 296,756

Allegheny Technologies, Inc.      8,150                     138,041

Bethlehem Steel Corp. (a)         33,000                    187,688

Nucor Corp.                       8,000                     397,500

Steel Dynamics, Inc. (a)          9,100                     139,913

USX - U.S. Steel Group            11,100                    242,813

Worthington Industries, Inc.      3,700                     49,025

                                                            1,451,736

LEASING & RENTAL - 0.7%

Ryder System, Inc.                7,200                     134,100

METALS & MINING - 11.9%

Alcoa, Inc.                       17,882                    1,224,917

Brush Wellman, Inc.               900                       15,075

Cominco Ltd.                      4,200                     60,844

Falconbridge Ltd.                 11,200                    159,934

Inco Ltd. (a)                     26,200                    458,175

Kaiser Aluminum Corp. (a)         900                       5,119

Martin Marietta Materials,        2,300                     81,650
Inc.

Noranda, Inc.                     7,200                     75,000

Phelps Dodge Corp.                3,800                     179,075

Reynolds Metals Co.               2,200                     139,700

Ryerson Tull, Inc.                4,120                     54,590

                                                            2,454,079

PACKAGING & CONTAINERS - 2.0%

Ball Corp.                        1,206                     32,487

Bemis Co., Inc.                   3,300                     98,175

Crown Cork & Seal Co., Inc.       4,500                     63,000

Gaylord Container Corp. Class     17,800                    95,675
A (a)

Owens-Illinois, Inc. (a)          9,500                     131,219

                                                            420,556

PAPER & FOREST PRODUCTS - 20.6%

Boise Cascade Corp.               2,887                     86,069

Bowater, Inc.                     7,300                     359,069

Champion International Corp.      4,500                     232,875

Chesapeake Corp.                  700                       15,531

Consolidated Papers, Inc.         4,800                     182,100

Domtar, Inc.                      7,600                     89,652

Fort James Corp.                  9,500                     178,719

Georgia-Pacific Corp.             6,800                     235,875

International Paper Co.           17,686                    651,066

Kimberly-Clark Corp.              18,400                    951,050

Louisiana-Pacific Corp.           100                       1,181

Mead Corp.                        5,100                     152,681

Potlatch Corp.                    1,500                     57,000

Smurfit-Stone Container Corp.     11,300                    153,963
(a)

Temple-Inland, Inc.               2,200                     112,475

Westvaco Corp.                    5,400                     148,838

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

PAPER & FOREST PRODUCTS -
CONTINUED

Weyerhaeuser Co.                  9,500                    $ 487,469

Willamette Industries, Inc.       4,500                     152,719

                                                            4,248,332

PRECIOUS METALS - 4.2%

Barrick Gold Corp.                20,000                    326,297

Franco Nevada Mining Corp.        6,142                     71,182
Ltd.

Kinross Gold Corp. (a)            22,600                    35,546

Newmont Mining Corp.              9,550                     211,294

Placer Dome, Inc.                 12,145                    105,565

Stillwater Mining Co. (a)         3,350                     124,369

                                                            874,253

RAILROADS - 6.9%

Burlington Northern Santa Fe      20,000                    393,750
Corp.

Canadian National Railway Co.     4,600                     107,416

Canadian Pacific Ltd.             10,600                    204,015

CSX Corp.                         13,400                    297,313

Union Pacific Corp.               11,300                    429,400

                                                            1,431,894

SECURITIES INDUSTRY - 0.8%

Kansas City Southern              2,200                     173,250
Industries, Inc.

TRUCKING & FREIGHT - 1.3%

CNF Transportation, Inc.          4,200                     134,663

USFreightways Corp.               3,700                     123,025

                                                            257,688

TOTAL COMMON STOCKS                                         19,343,532
(Cost $21,700,604)

CASH EQUIVALENTS - 12.3%



Central Cash Collateral Fund,     1,145,100                 1,145,100
5.75% (b)

Taxable Central Cash Fund,        1,406,368                 1,406,368
5.66% (b)

TOTAL CASH EQUIVALENTS                                      2,551,468
(Cost $2,551,468)

TOTAL INVESTMENT PORTFOLIO -                                21,895,000
106.1%
(Cost $24,252,072)

NET OTHER ASSETS - (6.1)%                                   (1,268,275)

NET ASSETS - 100%                                          $ 20,626,725

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $64,801,228 and $52,440,711, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,147 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,076,550. The fund received cash collateral of $1,145,100 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,962,714. The weighted average interest rate was 5.32%.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $24,727,383. Net unrealized depreciation aggregated $2,832,383, of which $1,241,125 related to appreciated investment securities and $4,073,508 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $2,206,000 of which $840,000 and $1,366,000 will expire on February 28, 2007 and February 29, 2008, respectively.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

INDUSTRIAL MATERIALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 21,895,000
value  (cost $24,252,072) -
See accompanying schedule

Receivable for investments                  49,262
sold

Receivable for fund shares                  96,960
sold

Dividends receivable                        51,640

Interest receivable                         6,414

Other receivables                           63,785

 TOTAL ASSETS                               22,163,061

LIABILITIES

Payable for investments        $ 26,701
purchased

Payable for fund shares         320,918
redeemed

Accrued management fee          11,139

Other payables and  accrued     32,478
expenses

Collateral on securities        1,145,100
loaned,  at value

 TOTAL LIABILITIES                          1,536,336

NET ASSETS                                 $ 20,626,725

Net Assets consist of:

Paid in capital                            $ 26,027,361

Undistributed net investment                19,303
income

Accumulated undistributed net               (3,062,871)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (2,357,068)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,050,162                  $ 20,626,725
shares outstanding

NET ASSET VALUE and                         $19.64
redemption price per share
($20,626,725 (divided by)
1,050,162 shares)

Maximum offering price per                  $20.25
share (100/97.00 of $19.64)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 396,424
Dividends

Interest                                        76,795

Security lending                                2,782

 TOTAL INCOME                                   476,001

EXPENSES

Management fee                   $ 132,530

Transfer agent fees               168,755

Accounting and security           60,367
lending fees

Non-interested trustees'          64
compensation

Custodian fees and expenses       33,056

Registration fees                 25,010

Audit                             11,449

Legal                             243

Interest                          2,031

 Total expenses before            433,505
reductions

 Expense reductions               (5,778)       427,727

NET INVESTMENT INCOME                           48,274

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,012,199)

 Foreign currency transactions    (942)         (1,013,141)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (2,555,785)

 Assets and liabilities in        7             (2,555,778)
foreign currencies

NET GAIN (LOSS)                                 (3,568,919)

NET INCREASE (DECREASE) IN                     $ (3,520,645)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 120,846
charges paid to FDC

 Sales charges - Retained by                   $ 120,846
FDC

 Deferred sales charges                        $ 478
withheld   by FDC

 Exchange fees withheld by FSC                 $ 4,359

 Expense reductions  Directed                  $ 5,778
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 48,274                      $ (83,870)
income (loss)

 Net realized gain (loss)         (1,013,141)                   (1,208,807)

 Change in net unrealized         (2,555,778)                   (1,993,477)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (3,520,645)                   (3,286,154)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (28,030)                      -
from net investment income

Share transactions Net            84,117,245                    9,957,438
proceeds from sales of shares

 Reinvestment of distributions    27,010                        -

 Cost of shares redeemed          (71,316,023)                  (18,118,847)

 NET INCREASE (DECREASE) IN       12,828,232                    (8,161,409)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  184,925                       27,986

  TOTAL INCREASE (DECREASE)       9,464,482                     (11,419,577)
IN NET ASSETS

NET ASSETS

 Beginning of period              11,162,243                    22,581,820

 End of period (including        $ 20,626,725                  $ 11,162,243
undistributed net investment
income of $19,303 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             3,507,863                     440,126

 Issued in reinvestment of        1,180                         -
distributions

 Redeemed                         (3,008,070)                   (794,343)

 Net increase (decrease)          500,973                       (354,217)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E    1999       1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.32   $ 25.00    $ 27.66   $ 26.07   $ 23.13
period

Income from Investment
Operations

Net investment income (loss) C    .05       (.12)      (.11)     .06       .12

Net realized and unrealized       (.89)     (4.60)     1.43      3.12      2.92
gain (loss)

Total from investment             (.84)     (4.72)     1.32      3.18      3.04
operations

Less Distributions

 From net investment income       (.03)     -          (.03)     (.06)     (.15)

From net realized gain            -         -          (4.00)    (1.57)    -

Total distributions               (.03)     -          (4.03)    (1.63)    (.15)

Redemption fees added to paid     .19       .04        .05       .04       .05
in capital

Net asset value, end of period   $ 19.64   $ 20.32    $ 25.00   $ 27.66   $ 26.07

TOTAL RETURN A, B                 (3.22)%   (18.72)%   6.59%     12.69%    13.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 20,627  $ 11,162   $ 22,582  $ 66,462  $ 86,338
(000 omitted)

Ratio of expenses to average      1.92%     2.07%      1.98%     1.54%     1.64%
net assets

Ratio of expenses to average      1.89% D   2.04% D    1.94% D   1.51% D   1.61% D
net assets after expense
reductions

Ratio of net investment           .21%      (.52)%     (.42)%    .23%      .49%
income (loss) to average net
assets

Portfolio turnover rate           257%      82%        118%      105%      138%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

PAPER AND FOREST PRODUCTS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT PAPER AND FOREST       20.16%       39.47%        187.96%
PRODUCTS

SELECT PAPER AND FOREST       16.48%       35.21%        179.25%
PRODUCTS (LOAD ADJ.)

S&P 500                       11.73%       206.94%       425.47%

GS Cyclical Industries        -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT PAPER AND FOREST     20.16%       6.88%         11.16%
PRODUCTS

SELECT PAPER AND FOREST     16.48%       6.22%         10.82%
PRODUCTS (LOAD ADJ.)

S&P 500                     11.73%       25.14%        18.05%

GS Cyclical Industries      -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Paper & Forest Products     S&P 500
             00506                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9971.33                    10265.00
  1990/04/30       9326.92                    10008.38
  1990/05/31       9945.89                    10984.19
  1990/06/30       9708.48                    10909.50
  1990/07/31       9852.62                    10874.59
  1990/08/31       8674.04                     9891.53
  1990/09/30       7834.62                     9409.81
  1990/10/31       7588.72                     9369.35
  1990/11/30       8351.84                     9974.61
  1990/12/31       8975.97                    10252.90
  1991/01/31       9717.50                    10699.92
  1991/02/28      10183.11                    11464.97
  1991/03/31      10390.05                    11742.42
  1991/04/30      10898.77                    11770.60
  1991/05/31      12149.03                    12279.09
  1991/06/30      11838.62                    11716.71
  1991/07/31      11847.24                    12262.71
  1991/08/31      11907.60                    12553.34
  1991/09/30      11450.61                    12343.69
  1991/10/31      11881.73                    12509.10
  1991/11/30      10976.38                    12004.98
  1991/12/31      12096.49                    13378.35
  1992/01/31      13209.01                    13129.52
  1992/02/29      13270.82                    13300.20
  1992/03/31      13359.11                    13040.85
  1992/04/30      13571.02                    13424.25
  1992/05/31      13191.35                    13490.03
  1992/06/30      13103.71                    13289.02
  1992/07/31      13006.39                    13832.55
  1992/08/31      12484.36                    13548.98
  1992/09/30      12351.64                    13708.86
  1992/10/31      12953.30                    13756.84
  1992/11/30      13431.09                    14225.94
  1992/12/31      13554.71                    14400.92
  1993/01/31      13972.19                    14521.89
  1993/02/28      14283.08                    14719.39
  1993/03/31      14265.32                    15029.97
  1993/04/30      14914.24                    14666.24
  1993/05/31      14958.68                    15059.30
  1993/06/30      14638.71                    15102.97
  1993/07/31      14487.61                    15042.56
  1993/08/31      14878.69                    15612.67
  1993/09/30      14167.64                    15492.45
  1993/10/31      14718.70                    15813.15
  1993/11/30      15634.18                    15662.92
  1993/12/31      16069.70                    15852.44
  1994/01/31      17936.20                    16391.43
  1994/02/28      17429.58                    15947.22
  1994/03/31      15580.85                    15251.92
  1994/04/30      15563.44                    15447.15
  1994/05/31      16198.31                    15700.48
  1994/06/30      16035.06                    15315.82
  1994/07/31      17395.50                    15818.18
  1994/08/31      19336.39                    16466.72
  1994/09/30      19681.04                    16063.29
  1994/10/31      18456.64                    16424.71
  1994/11/30      17649.45                    15826.52
  1994/12/31      18341.68                    16061.23
  1995/01/31      18218.52                    16477.70
  1995/02/28      20028.06                    17119.83
  1995/03/31      20170.17                    17625.04
  1995/04/30      20253.57                    18144.10
  1995/05/31      20588.42                    18869.32
  1995/06/30      22454.01                    19307.65
  1995/07/31      23219.38                    19947.89
  1995/08/31      23200.24                    19997.96
  1995/09/30      22817.56                    20841.88
  1995/10/31      22482.71                    20767.47
  1995/11/30      22817.56                    21679.16
  1995/12/31      22361.22                    22096.70
  1996/01/31      22918.94                    22848.87
  1996/02/29      21866.64                    23060.68
  1996/03/31      22982.07                    23282.76
  1996/04/30      23986.93                    23625.95
  1996/05/31      23503.45                    24235.26
  1996/06/30      22184.89                    24327.60
  1996/07/31      21602.52                    23252.80
  1996/08/31      22811.21                    23743.20
  1996/09/30      23635.31                    25079.47
  1996/10/31      23591.36                    25771.16
  1996/11/30      23866.06                    27719.21
  1996/12/31      23941.25                    27170.09
  1997/01/31      24187.83                    28867.68
  1997/02/28      24243.87                    29094.00
  1997/03/31      22932.48                    27898.53
  1997/04/30      23618.82                    29564.07
  1997/05/31      26533.73                    31363.93
  1997/06/30      26741.11                    32769.03
  1997/07/31      28826.48                    35376.46
  1997/08/31      28722.79                    33394.67
  1997/09/30      29563.85                    35223.70
  1997/10/31      26683.50                    34047.23
  1997/11/30      26856.32                    35623.28
  1997/12/31      26180.30                    36234.93
  1998/01/31      27181.53                    36635.68
  1998/02/28      28009.70                    39277.85
  1998/03/31      28442.33                    41289.27
  1998/04/30      29973.48                    41704.64
  1998/05/31      28222.19                    40987.74
  1998/06/30      26949.67                    42652.66
  1998/07/31      24354.24                    42198.41
  1998/08/31      20864.26                    36097.36
  1998/09/30      21280.03                    38409.76
  1998/10/31      22640.75                    41534.01
  1998/11/30      23711.68                    44051.38
  1998/12/31      24114.85                    46589.63
  1999/01/31      23056.52                    48538.00
  1999/02/28      23245.51                    47029.44
  1999/03/31      24455.03                    48911.09
  1999/04/30      29393.91                    50805.42
  1999/05/31      28915.15                    49605.90
  1999/06/30      29305.72                    52359.03
  1999/07/31      29091.53                    50724.38
  1999/08/31      28877.35                    50473.29
  1999/09/30      28285.19                    49089.82
  1999/10/31      28864.75                    52196.23
  1999/11/30      27642.63                    53257.37
  1999/12/31      31472.78                    56394.23
  2000/01/31      29482.11                    53560.99
  2000/02/29      27925.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 114953 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $27,925 - a 179.25% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

Pope & Talbot, Inc.               14.8

Bowater, Inc.                     10.7

Tembec, Inc. Class A              10.4

Gaylord Container Corp. Class A   9.8

Abitibi-Consolidated, Inc.        8.6

Consolidated Papers, Inc.         6.8

Donohue, Inc. Class A (sub.       6.4
vtg.)

Domtar, Inc.                      5.1

Champion International Corp.      4.2

Boise Cascade Corp.               4.1

                                  80.9

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Paper & Forest Products       87.4%           Row: 1, Col: 6, Value: 87.40000000000001
Packaging & Containers        10.1%           Row: 1, Col: 5, Value: 10.1
Real Estate Investment Trusts  0.7%           Row: 1, Col: 4, Value: 0.7000000000000001
Tobacco                        0.4%           Row: 1, Col: 3, Value: 0.4
Chemicals & Plastics           0.2%           Row: 1, Col: 2, Value: 0.2
*All Others                    1.2%           Row: 1, Col: 1, Value: 1.2


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

PAPER AND FOREST PRODUCTS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Adam Segel)

NOTE TO SHAREHOLDERS: On March 7, 2000, after the end of the period covered by this report, Adam Segel became Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio.

Q. HOW DID THE FUND PERFORM, ADAM?

A. For the 12 months that ended February 29, 2000, the fund returned 20.16%. This compared favorably to the Standard & Poor's 500 Index, which returned 11.73% during that time. The Goldman Sachs Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - fell 7.75%.

Q. WHAT FACTORS HELPED SHAPE THE FUND'S PERFORMANCE?

A. The fund benefited from favorable sector trends throughout the period. Two of the most critical drivers for the paper group - operating rates and pulp prices - continued to be attractive. Operating rates are simply the global consumption of paper products divided by available capacity. While capacity expansion reached near-historic lows during the period, demand - spurred on by improving global economies and a pickup in exporting - was strong. A pickup in Asian exports, for instance, helped paper prices. Rising pulp prices also contributed positively to performance. Pulp serves as the building block for all things paper, and paper-stock prices tend to track the price of pulp.

Q. HOW DID EACH OF THE PAPER SUBSECTORS PERFORM DURING THE PERIOD?

A. Coated and uncoated free sheet grades have direct exposure to pulp because pulp is a significant component of the cost involved in making those types of paper. Inventories in each of these areas decreased slightly, yet both experienced price increases. Most of the other grades within the group were helped along by capacity reduction and tighter inventories. The containerboard sector pushed through a couple of price increases for linerboard, the material used in assembling corrugated boxes, and newsprint prices also rose. Operating margins within the tissue area have been fairly competitive, and tissue is typically the last grade to be helped by rising pulp prices.

Q. THE FUND'S THREE LARGEST INDIVIDUAL POSITIONS AT THE END OF THE PERIOD WERE POPE & TALBOT, BOWATER AND TEMBEC. WHAT CAN YOU TELL US ABOUT THESE STOCKS?

A. Pope & Talbot was the fund's single best performer during the period. The company benefited from good revenue growth from both its wood products and pulp businesses. Its wood products business involves the manufacture and sale of standardized and specialty wood and lumber chips, while its pulp business manufactures and sells bleached kraft pulp for newsprint, tissue and high-grade coated and uncoated paper. Bowater is another market leader in this area, with a particular focus on newsprint. Finally, Tembec is a leading Canadian forest products company that markets its products to more than 50 countries across the world. Bowater and Tembec turned in mediocre performances during the period.

Q. WHICH OTHER STOCKS PERFORMED WELL? WHICH PROVED DISAPPOINTING?

A. The fund's holdings in Consolidated Papers, Westvaco and Champion International all performed well, as each company rode the favorable trends of low capacity and high demand. Gaylord Container, meanwhile, was somewhat of a disappointment. The company specializes in containerboard and, while prices rose within this group, pricing momentum slowed relative to other paper grades. However, Gaylord - the fund's fourth-largest position at the close of the period - appeared to turn the corner in early 2000 as revenue growth took an upturn. Other stocks that didn't perform up to par included Tenneco, Abitibi-Consolidated and Plum Creek Timber.

Q. WHAT'S YOUR OUTLOOK, ADAM?

A. The fund is currently positioned to benefit from continued improvement in operating rates, pricing and cost structures. Its top holdings are concentrated in names that are leveraged to fine paper prices and wood products, with lesser exposures to companies leveraged to containerboard and newsprint. The outlook for operating rates in most grades - particularly pulp - remains favorable as global demand continues to rebound, and there are limited amounts of new capacity coming on. The current tightness in the worldwide pulp market is positive for paper prices, as producers are forced to pass on the cost of higher pulp prices to consumers in the way of higher paper prices. Slowing worldwide economic growth or major additions to supply are the major risks to this thesis and, if either materializes, it could hurt the paper cycle.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 506

TRADING SYMBOL: FSPFX

SIZE: as of February 29, 2000, more than $12 million

MANAGER: Adam Segel, since March 2000;
analyst, cellular and wireless industries; furniture and appliance industries, since 1997; joined
Fidelity in 1997

PAPER AND FOREST PRODUCTS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 98.8%

                                 SHARES                  VALUE (NOTE 1)

CHEMICALS & PLASTICS - 0.2%

Ivex Packaging Corp. (a)          2,400                  $ 18,150

Pactiv Corp. (a)                  250                     2,078

                                                          20,228

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

Tenneco Automotive, Inc.          10                      74

PACKAGING & CONTAINERS - 10.1%

Gaylord Container Corp. Class     225,700                 1,213,138
A (a)

Longview Fibre Co.                3,000                   40,875

                                                          1,254,013

PAPER & FOREST PRODUCTS - 87.4%

Abitibi-Consolidated, Inc.        120,300                 1,062,252

Alliance Forest Products,         16,300                  212,521
Inc. (a)

Boise Cascade Corp.               17,012                  507,170

Bowater, Inc.                     27,100                  1,332,981

Caraustar Industries, Inc.        600                     9,975

Champion International Corp.      10,060                  520,605

Consolidated Papers, Inc.         22,284                  845,399

Domtar, Inc.                      53,700                  633,464

Donohue, Inc. Class A (sub.       34,600                  792,439
vtg.)

Fletcher Challenge Canada         7,700                   90,301
Ltd.

Fort James Corp.                  300                     5,644

Georgia-Pacific Corp.             361                     12,522

International Paper Co.           261                     9,608

Jefferson Smurfit Group PLC       11,600                  26,299

Jefferson Smurfit Group PLC       13,750                  327,422
sponsored ADR

Mead Corp.                        16,311                  488,311

P.H. Glatfelter Co.               3,400                   41,650

Pope & Talbot, Inc.               95,800                  1,832,173

Potlatch Corp.                    400                     15,200

Rayonier, Inc.                    300                     11,925

Smurfit-Stone Container Corp.     24,500                  333,813
(a)

Stora Enso Oyj                    10,600                  107,377

Svenska Cellulosa AB (SCA)        5,200                   126,909
Series B

Tembec, Inc. Class A (a)          130,000                 1,295,875

Temple-Inland, Inc.               377                     19,274

Westvaco Corp.                    6,700                   184,669

                                                          10,845,778

REAL ESTATE INVESTMENT TRUSTS
- 0.7%

Plum Creek Timber Co., Inc.       3,950                   87,888
(REIT)

TOBACCO - 0.4%

Schweitzer-Mauduit                4,200                   57,225
International, Inc.

TOTAL COMMON STOCKS                                       12,265,206
(Cost $12,574,929)

CASH EQUIVALENTS - 1.3%

                                 SHARES                  VALUE (NOTE 1)

Central Cash Collateral Fund,     154,000                $ 154,000
5.75% (b) (Cost $154,000)

TOTAL INVESTMENT PORTFOLIO -                              12,419,206
100.1%
(Cost $12,728,929)

NET OTHER ASSETS - (0.1)%                                 (7,409)

NET ASSETS - 100%                                        $ 12,411,797

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $73,172,046 and $69,738,920, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $15,067 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $142,137. The fund received cash collateral of $154,000 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,069,000. The weighted average interest rate was 5.97%.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     62.4%

Canada                       32.9

Ireland                       2.8

Sweden                        1.0

Others (individually less     0.9
than 1%)

                            100.0%

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $12,797,439. Net unrealized depreciation aggregated $378,233, of which $1,451,757 related to appreciated investment securities and $1,829,990 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $1,444,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $1,496,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

PAPER AND FOREST PRODUCTS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 12,419,206
value  (cost $12,728,929) -
See accompanying schedule

Receivable for investments                   4,645,708
sold

Receivable for fund shares                   78,550
sold

Dividends receivable                         18,939

Interest receivable                          2,308

Redemption fees receivable                   2,173

Other receivables                            16

 TOTAL ASSETS                                17,166,900

LIABILITIES

Payable to custodian bank      $ 1,210,762

Payable for fund shares         3,357,014
redeemed

Accrued management fee          9,300

Other payables and  accrued     24,027
expenses

Collateral on securities        154,000
loaned,  at value

 TOTAL LIABILITIES                           4,755,103

NET ASSETS                                  $ 12,411,797

Net Assets consist of:

Paid in capital                             $ 15,951,296

Undistributed net investment                 15,056
income

Accumulated undistributed net                (3,243,567)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (310,988)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 559,895                     $ 12,411,797
shares outstanding

NET ASSET VALUE and                          $22.17
redemption price per share
($12,411,797 (divided by)
559,895 shares)

Maximum offering price per                   $22.86
share (100/97.00 of $22.17)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 442,107
Dividends

Interest                                      105,961

Security lending                              615

 TOTAL INCOME                                 548,683

EXPENSES

Management fee                   $ 124,175

Transfer agent fees               156,807

Accounting and security           60,330
lending fees

Non-interested trustees'          60
compensation

Custodian fees and expenses       17,144

Registration fees                 27,666

Audit                             14,129

Legal                             77

Interest                          710

 Total expenses before            401,098
reductions

 Expense reductions               (32,414)    368,684

NET INVESTMENT INCOME                         179,999

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            110,502

 Foreign currency transactions    670         111,172

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (310,414)

 Assets and liabilities in        (1,245)     (311,659)
foreign currencies

NET GAIN (LOSS)                               (200,487)

NET INCREASE (DECREASE) IN                   $ (20,488)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 117,490
charges paid to FDC

 Sales charges - Retained by                 $ 117,490
FDC

 Deferred sales charges                      $ 1,145
withheld   by FDC

 Exchange fees withheld by FSC               $ 6,414

 Expense reductions  Directed                $ 32,414
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 179,999                     $ (19,520)
income (loss)

 Net realized gain (loss)         111,172                       (2,776,473)

 Change in net unrealized         (311,659)                     (1,268,236)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (20,488)                      (4,064,229)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (317,946)
In excess of net realized
gain

Share transactions Net            88,259,011                    24,142,684
proceeds from sales of shares

 Reinvestment of distributions    -                             312,733

 Cost of shares redeemed          (86,313,272)                  (41,303,607)

 NET INCREASE (DECREASE) IN       1,945,739                     (16,848,190)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  239,998                       92,806

  TOTAL INCREASE (DECREASE)       2,165,249                     (21,137,559)
IN NET ASSETS

NET ASSETS

 Beginning of period              10,246,548                    31,384,107

 End of period (including        $ 12,411,797                  $ 10,246,548
undistributed net investment
income of $15,056 and
$4,129, respectively)

OTHER INFORMATION
Shares

 Sold                             3,705,982                     1,074,182

 Issued in reinvestment of        -                             13,704
distributions

 Redeemed                         (3,701,544)                   (1,917,231)

 Net increase (decrease)          4,438                         (829,345)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F    1999       1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 18.45   $ 22.66    $ 21.63   $ 20.78   $ 21.14
period

Income from Investment
Operations

Net investment income (loss) C    .20       (.03)      (.12)     .01       .08

Net realized and unrealized       3.26 d    (3.87)     3.13      2.08      1.83
gain (loss)

Total from investment             3.46      (3.90)     3.01      2.09      1.91
operations

Less Distributions

 From net investment income       -         -          -         (.03)     (.08)

In excess of net investment       -         -          (.04)     (.07)     -
income

From net realized gain            -         -          (2.07)    (1.25)    (2.27)

In excess of net realized gain    -         (.44)      -         -         -

Total distributions               -         (.44)      (2.11)    (1.35)    (2.35)

Redemption fees added to paid     .26       .13        .13       .11       .08
in capital

Net asset value, end of period   $ 22.17   $ 18.45    $ 22.66   $ 21.63   $ 20.78

TOTAL RETURN A, B                 20.16%    (17.01)%   15.53%    10.87%    9.18%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,412  $ 10,247   $ 31,384  $ 19,484  $ 27,270
(000 omitted)

Ratio of expenses to average      1.89%     2.30%      2.18%     2.19%     1.91%
net assets

Ratio of expenses to average      1.74% e   2.21% e    2.15% e   2.16% e   1.90% e
net assets after expense
reductions

Ratio of net investment           .85%      (.13)%     (.50)%    .04%      .34%
income (loss) to average net
assets

Portfolio turnover rate           383%      338%       235%      180%      78%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS
FOR THE PERIOD DUE TO THE TIMING OF SALES AND PURCHASES
OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES
OF THE INVESTMENTS OF THE FUND.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29

TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT TRANSPORTATION          2.15%        67.51%        265.23%

SELECT TRANSPORTATION (LOAD    -0.99%       62.41%        254.20%
ADJ.)

S&P 500                        11.73%       206.94%       425.47%

GS Cyclical Industries         -7.75%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 246 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT TRANSPORTATION        2.15%        10.87%        13.83%

SELECT TRANSPORTATION (LOAD  -0.99%       10.19%        13.48%
ADJ.)

S&P 500                      11.73%       25.14%        18.05%

GS Cyclical Industries       -7.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Transportation              S&P 500
             00512                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9990.84                    10265.00
  1990/04/30       9613.53                    10008.38
  1990/05/31       9967.26                    10984.19
  1990/06/30       9857.54                    10909.50
  1990/07/31       9824.79                    10874.59
  1990/08/31       8383.82                     9891.53
  1990/09/30       7303.09                     9409.81
  1990/10/31       7188.47                     9369.35
  1990/11/30       7483.21                     9974.61
  1990/12/31       7753.40                    10252.90
  1991/01/31       8416.57                    10699.92
  1991/02/28       9235.30                    11464.97
  1991/03/31       9243.49                    11742.42
  1991/04/30       9218.93                    11770.60
  1991/05/31       9947.60                    12279.09
  1991/06/30       9865.01                    11716.71
  1991/07/31      10464.63                    12262.71
  1991/08/31      10653.55                    12553.34
  1991/09/30      10456.41                    12343.69
  1991/10/31      11228.53                    12509.10
  1991/11/30      10530.34                    12004.98
  1991/12/31      11951.36                    13378.35
  1992/01/31      12058.14                    13129.52
  1992/02/29      12707.05                    13300.20
  1992/03/31      12403.13                    13040.85
  1992/04/30      12723.48                    13424.25
  1992/05/31      12986.32                    13490.03
  1992/06/30      12427.77                    13289.02
  1992/07/31      12608.48                    13832.55
  1992/08/31      12230.64                    13548.98
  1992/09/30      12715.26                    13708.86
  1992/10/31      13257.39                    13756.84
  1992/11/30      14218.42                    14225.94
  1992/12/31      14794.88                    14400.92
  1993/01/31      15457.47                    14521.89
  1993/02/28      15667.14                    14719.39
  1993/03/31      16715.53                    15029.97
  1993/04/30      16673.87                    14666.24
  1993/05/31      17296.72                    15059.30
  1993/06/30      17347.22                    15102.97
  1993/07/31      17347.22                    15042.56
  1993/08/31      17667.06                    15612.67
  1993/09/30      17709.14                    15492.45
  1993/10/31      18079.49                    15813.15
  1993/11/30      18180.49                    15662.92
  1993/12/31      19132.18                    15852.44
  1994/01/31      19970.82                    16391.43
  1994/02/28      19970.82                    15947.22
  1994/03/31      19436.30                    15251.92
  1994/04/30      19799.51                    15447.15
  1994/05/31      19481.22                    15700.48
  1994/06/30      19462.50                    15315.82
  1994/07/31      20117.80                    15818.18
  1994/08/31      20716.93                    16466.72
  1994/09/30      20164.61                    16063.29
  1994/10/31      20464.17                    16424.71
  1994/11/30      19237.82                    15826.52
  1994/12/31      19871.90                    16061.23
  1995/01/31      19737.98                    16477.70
  1995/02/28      21149.31                    17119.83
  1995/03/31      21427.45                    17625.04
  1995/04/30      21746.81                    18144.10
  1995/05/31      21097.80                    18869.32
  1995/06/30      20871.16                    19307.65
  1995/07/31      22663.65                    19947.89
  1995/08/31      22643.05                    19997.96
  1995/09/30      22437.02                    20841.88
  1995/10/31      22158.87                    20767.47
  1995/11/30      22921.19                    21679.16
  1995/12/31      22886.11                    22096.70
  1996/01/31      23234.85                    22848.87
  1996/02/29      23888.74                    23060.68
  1996/03/31      24466.35                    23282.76
  1996/04/30      25267.84                    23625.95
  1996/05/31      25300.71                    24235.26
  1996/06/30      25421.24                    24327.60
  1996/07/31      23580.39                    23252.80
  1996/08/31      23602.31                    23743.20
  1996/09/30      23711.88                    25079.47
  1996/10/31      23525.61                    25771.16
  1996/11/30      25191.14                    27719.21
  1996/12/31      25061.10                    27170.09
  1997/01/31      25241.07                    28867.68
  1997/02/28      25004.86                    29094.00
  1997/03/31      25769.74                    27898.53
  1997/04/30      27102.71                    29564.07
  1997/05/31      28944.64                    31363.93
  1997/06/30      29814.13                    32769.03
  1997/07/31      31896.31                    35376.46
  1997/08/31      31255.64                    33394.67
  1997/09/30      34344.59                    35223.70
  1997/10/31      33189.09                    34047.23
  1997/11/30      33040.37                    35623.28
  1997/12/31      33113.84                    36234.93
  1998/01/31      33176.11                    36635.68
  1998/02/28      35293.20                    39277.85
  1998/03/31      36563.46                    41289.27
  1998/04/30      36032.31                    41704.64
  1998/05/31      34320.14                    40987.74
  1998/06/30      35125.12                    42652.66
  1998/07/31      32160.76                    42198.41
  1998/08/31      26487.58                    36097.36
  1998/09/30      26449.25                    38409.76
  1998/10/31      29260.28                    41534.01
  1998/11/30      30704.13                    44051.38
  1998/12/31      31676.49                    46589.63
  1999/01/31      34502.03                    48538.00
  1999/02/28      34682.09                    47029.44
  1999/03/31      36607.33                    48911.09
  1999/04/30      41793.28                    50805.42
  1999/05/31      41260.78                    49605.90
  1999/06/30      43253.84                    52359.03
  1999/07/31      43269.05                    50724.38
  1999/08/31      40576.14                    50473.29
  1999/09/30      38217.95                    49089.82
  1999/10/31      40469.65                    52196.23
  1999/11/30      39130.80                    53257.37
  1999/12/31      40447.50                    56394.23
  2000/01/31      36458.53                    53560.99
  2000/02/29      35420.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 125452 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $35,420 - a 254.20% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

AMR Corp.                       10.4

Navistar International Corp.    7.9

Southwest Airlines Co.          5.8

Union Pacific Corp.             5.6

Delta Air Lines, Inc.           5.6

Canadian Pacific Ltd.           5.3

Burlington Northern Santa Fe    5.1
Corp.

Kansas City Southern            5.0
Industries, Inc.

CSX Corp.                       4.9

Eaton Corp.                     4.9

                                60.5

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Air Transportation          35.2%           Row: 1, Col: 6, Value: 35.2
Railroads                   24.8%           Row: 1, Col: 5, Value: 24.8
Autos, Tires, & Accessories 12.8%           Row: 1, Col: 4, Value: 12.8
Trucking & Freight           9.2%           Row: 1, Col: 3, Value: 9.199999999999999
Securities Industry          5.0%           Row: 1, Col: 2, Value: 5.0
*All Others                 13.0%           Row: 1, Col: 1, Value: 13.0


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Chris Zepf)(photograph of Jeff Feingold)

NOTE TO SHAREHOLDERS: The following is an interview with Chris Zepf
(left), who managed Fidelity Select Transportation Portfolio for most of the period covered by this report, with additional comments from Jeff Feingold (right), who became manager of the fund on February 25, 2000.

Q. HOW DID THE FUND PERFORM, CHRIS?

C.Z. For the 12-month period that ended February 29, 2000, the fund returned 2.15%. For the same 12-month period, the Standard & Poor's 500 Index returned 11.73%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 246 stocks designed to measure the performance of companies in the cyclical industries sector - fell 7.75%.

Q. WHY DID THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX?

C.Z. Although transportation stocks fell during the period, they performed better than many of the other industries that make up the Goldman Sachs Cyclical Industries Index. In addition, the fund benefited from good security selection. Among the fund's best performers were Skywest Airlines and Southwest Airlines. Skywest continued to post good financial results because of strong revenue growth and because it passed on much of its fuel cost increases to its partners. Low-cost carrier Southwest Airlines also enjoyed stronger sales. In addition, its increased sales of tickets via the Internet helped lower Southwest's distribution costs. The fund got a further boost from its holdings in Preview Travel, which was acquired by Sabre Holdings, the No. 1 Web-based seller of airline, hotel and cruise reservations.

Q. WHAT FACTORS MADE THE PAST YEAR SO TOUGH FOR TRANSPORTATION STOCKS?

C.Z. Soaring fuel prices sent transportation stocks down throughout the year as crude oil prices edged above $30 a barrel for the first time in nearly a decade. Even through air traffic remained solid, most airlines couldn't combat surging jet fuel prices, an airline's second-largest expense after labor. Fuel problems were just as serious for truckers. On average, diesel prices were more than 50 cents a gallon higher at the end of the period than they were at the beginning and roughly 20 cents higher than they were at the start of 2000. Railroad companies, meanwhile, frightened investors with their inability to pull off a merger without service disruptions.

Q. GIVEN THE RANGE OF PROBLEMS FACING TRANSPORTATION STOCKS, WHICH OF THE FUND'S HOLDINGS PROVED MOST DISAPPOINTING?

C.Z. AMR, the parent company of American Airlines and the fund's largest holding, detracted from performance as airline stocks in general slumped. Big western railroads Union Pacific and Burlington Northern Santa Fe also hurt the fund's performance. Even though Union Pacific enjoyed improving financials through gains in freight traffic and efficiency improvements, it wasn't able to shake off investors' skepticism about railroad stocks. Burlington's plans to merge with Montreal-based Canadian National Railway Company, another of the fund's bigger disappointments, also was unwelcomed by investors.

Q. WHAT CHANGES DID YOU MAKE TO THE FUND DURING THE PERIOD?

C.Z. One of the more noticeable changes was that I added to the fund's stake in Expeditors International, a Seattle-based freight forwarder and logistical management firm for heavy cargo. In a market that was intensely focused on growth stocks, Expeditors did well because of its strong track record and proven ability to grow earnings. Furthermore, the company, which essentially moves freight across oceans, rebounded in response to improving global economies and expanding world trade. I also liked the fact that Expeditors doesn't own or lease any assets such as planes, ships or delivery vehicles and isn't burdened with costs associated with that. Instead, the company manages all the efforts needed to get a package from one place to another.

Q. TURNING TO YOU, JEFF, WHAT'S YOUR OUTLOOK?

J.F. Because transportation stocks are cyclical, a great deal of their performance will be determined by the strength or weakness of the global economy. If we continue to enjoy strong worldwide economic growth, I believe transportation stocks can do reasonably well. Just as it has over the past year, the price of fuel also will play a role, although it's unclear where the price of oil is headed. In my view, transportation stocks will be okay if the economy stays strong, even if oil prices rise a bit higher from current levels.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 512

TRADING SYMBOL: FSRFX

SIZE: as of February 29, 2000, more than $10 million

MANAGER: Jeff Feingold, since February 2000;
manager, Fidelity Select Air Transportation
Portfolio, since February 2000; Fidelity Select
Defense and Aerospace Portfolio, since 1998;
equity analyst, various industries, 1997-1998;
joined Fidelity in 1997

TRANSPORTATION PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 93.0%

                               SHARES                  VALUE (NOTE 1)

AIR TRANSPORTATION - 35.2%

Air Canada (a)                  4,900                  $ 57,971

America West Holding Corp.      7,800                   104,325
Class B (a)

AMR Corp. (a)                   20,000                  1,057,497

Atlantic Coast Airlines         11,800                  210,925
Holdings, Inc. (a)

Atlas Air, Inc. (a)             9,000                   217,688

Continental Airlines, Inc.      8,100                   256,163
Class B (a)

Delta Air Lines, Inc.           12,500                  570,313

Northwest Airlines Corp.        3,000                   51,750
Class A (a)

Preview Travel, Inc. (a)        4,100                   188,856

SkyWest, Inc.                   9,600                   285,000

Southwest Airlines Co.          31,825                  586,773

                                                        3,587,261

AUTOS, TIRES, & ACCESSORIES -
12.8%

Eaton Corp.                     6,600                   494,588

Navistar International Corp.    24,700                  808,925
(a)

                                                        1,303,513

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                 100                     2,500

Onvia.com, Inc.                 100                     2,100

                                                        4,600

ELECTRICAL EQUIPMENT - 1.3%

General Electric Co.            1,000                   132,188

LEASING & RENTAL - 1.0%

Ryder System, Inc.              5,700                   106,163

OIL & GAS - 2.5%

Frontier Oil Corp. (a)          40,000                  250,000

RAILROADS - 24.8%

Burlington Northern Santa Fe    26,400                  519,750
Corp.

Canadian Pacific Ltd.           28,000                  538,907

CSX Corp.                       22,600                  501,438

Union Pacific Corp.             15,100                  573,800

Westinghouse Air Brake Co.      41,996                  398,962

                                                        2,532,857

SECURITIES INDUSTRY - 5.0%

Kansas City Southern            6,501                   511,954
Industries, Inc.

SHIPPING - 1.2%

Kirby Corp. (a)                 6,500                   125,938

TRUCKING & FREIGHT - 9.2%

Circle International Group,     3,900                   95,306
Inc.

CNF Transportation, Inc.        5,200                   166,725

EGL, Inc. (a)                   12,900                  362,813



                               SHARES                  VALUE (NOTE 1)

Expeditors International of     4,900                  $ 184,975
Washington, Inc.

United Parcel Service, Inc.     2,300                   125,638
Class B

                                                        935,457

TOTAL COMMON STOCKS                                     9,489,931
(Cost $10,721,573)

CASH EQUIVALENTS - 9.5%



Central Cash Collateral Fund,   179,400                 179,400
5.75% (b)

Taxable Central Cash Fund,      782,746                 782,746
5.66% (b)

TOTAL CASH EQUIVALENTS                    962,146
(Cost $962,146)

TOTAL INVESTMENT PORTFOLIO -                            10,452,077
102.5%
(Cost $11,683,719)

NET OTHER ASSETS - (2.5)%                               (250,558)

NET ASSETS - 100%                                      $ 10,201,519

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $60,373,925 and $70,701,211, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $9,783 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $179,644. The fund received cash collateral of $179,400 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $11,843,589. Net unrealized depreciation aggregated $1,391,512, of which $475,794 related to appreciated investment securities and $1,867,306 related to depreciated investment securities.

The fund hereby designates approximately $848,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 5% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     FEBRUARY 29, 2000

ASSETS

Investment in securities, at              $ 10,452,077
value  (cost $11,683,719) -
See accompanying schedule

Receivable for investments                 859,075
sold

Receivable for fund shares                 20,981
sold

Dividends receivable                       7,797

Interest receivable                        3,737

Redemption fees receivable                 248

Other receivables                          41

 TOTAL ASSETS                              11,343,956

LIABILITIES

Payable for investments        $ 646,240
purchased

Payable for fund shares         290,850
redeemed

Accrued management fee          5,129

Other payables and  accrued     20,818
expenses

Collateral on securities        179,400
loaned,  at value

 TOTAL LIABILITIES                         1,142,437

NET ASSETS                                $ 10,201,519

Net Assets consist of:

Paid in capital                           $ 9,433,878

Accumulated undistributed net              1,999,290
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (1,231,649)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 486,632                   $ 10,201,519
shares outstanding

NET ASSET VALUE and                        $20.96
redemption price per share
($10,201,519 (divided by)
486,632 shares)

Maximum offering price per                 $21.61
share (100/97.00 of $20.96)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 174,870
Dividends

Interest                                        68,796

Security lending                                458

 TOTAL INCOME                                   244,124

EXPENSES

Management fee                   $ 121,154

Transfer agent fees               141,804

Accounting and security           60,343
lending fees

Non-interested trustees'          62
compensation

Custodian fees and expenses       14,133

Registration fees                 21,170

Audit                             11,486

Legal                             90

Miscellaneous                     27

 Total expenses before            370,269
reductions

 Expense reductions               (13,224)      357,045

NET INVESTMENT INCOME (LOSS)                    (112,921)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,810,546

 Foreign currency transactions    6,072         3,816,618

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (2,491,180)

 Assets and liabilities in        (1,165)       (2,492,345)
foreign currencies

NET GAIN (LOSS)                                 1,324,273

NET INCREASE (DECREASE) IN                     $ 1,211,352
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 106,609
charges paid to FDC

 Sales charges - Retained by                   $ 106,409
FDC

 Deferred sales charges                        $ 378
withheld by FDC

 Exchange fees withheld by FSC                 $ 3,841

 Expense reductions  Directed                  $ 13,224
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (112,921)                   $ (164,660)
income (loss)

 Net realized gain (loss)         3,816,618                     6,235,364

 Change in net unrealized         (2,492,345)                   (6,047,484)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,211,352                     23,220
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (3,020,619)                   (2,602,131)
from net realized gains

Share transactions Net            38,904,845                    28,194,142
proceeds from sales of shares

 Reinvestment of distributions    2,884,955                     2,518,945

 Cost of shares redeemed          (49,710,711)                  (72,656,072)

 NET INCREASE (DECREASE) IN       (7,920,911)                   (41,942,985)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  76,905                        94,942

  TOTAL INCREASE (DECREASE)       (9,653,273)                   (44,426,954)
IN NET ASSETS

NET ASSETS

 Beginning of period              19,854,792                    64,281,746

 End of period                   $ 10,201,519                  $ 19,854,792

OTHER INFORMATION
Shares

 Sold                             1,445,730                     1,116,624

 Issued in reinvestment of        121,282                       97,938
distributions

 Redeemed                         (1,873,381)                   (2,690,132)

 Net increase (decrease)          (306,369)                     (1,475,570)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 G    1999      1998      1997      1996 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.04   $ 28.34   $ 22.23   $ 21.92   $ 20.53
period

Income from Investment
Operations

Net investment income (loss) C    (.14)     (.18)     (.02)     (.13)     (.09) D

Net realized and unrealized       .93       (.58)     8.85      1.06      2.60
gain (loss)

Total from investment             .79       (.76)     8.83      .93       2.51
operations

Less Distributions

From net realized gain            (4.97)    (2.64)    (2.80)    (.71)     (1.22)

Redemption fees added to paid     .10       .10       .08       .09       .10
in capital

Net asset value, end of period   $ 20.96   $ 25.04   $ 28.34   $ 22.23   $ 21.92

TOTAL RETURN A, B                 2.15%     (1.73)%   41.15%    4.67%     12.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,202  $ 19,855  $ 64,282  $ 8,890   $ 11,445
(000 omitted)

Ratio of expenses to average      1.77%     1.96%     1.58%     2.50% E   2.47% E
net assets

Ratio of expenses to average      1.71% F   1.90% F   1.54% F   2.48% F   2.44% F
net assets after expense
reductions

Ratio of net investment           (.54)%    (.68)%    (.06)%    (.58)%    (.43)%
income (loss) to average net
assets

Portfolio turnover rate           318%      182%      210%      148%      175%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER SHARE.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES,
OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE
LIMITATION.  WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
G FOR THE YEAR ENDED FEBRUARY 29



BANKING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT BANKING                    -22.07%      121.80%       463.69%

SELECT BANKING (LOAD ADJ.)        -24.48%      115.07%       446.71%

S&P 500                           11.73%       206.94%       425.47%

GS Financial Services             -14.90%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 252 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT BANKING              -22.07%      17.27%        18.88%

SELECT BANKING (LOAD ADJ.)  -24.48%      16.55%        18.52%

S&P 500                     11.73%       25.14%        18.05%

GS Financial Services       -14.90%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             BANKING                     S&P 500
             00507                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9462.52                    10265.00
  1990/04/30       8923.63                    10008.38
  1990/05/31       9544.73                    10984.19
  1990/06/30       9170.24                    10909.50
  1990/07/31       8613.09                    10874.59
  1990/08/31       7809.32                     9891.53
  1990/09/30       6859.42                     9409.81
  1990/10/31       6658.47                     9369.35
  1990/11/30       7544.44                     9974.61
  1990/12/31       8122.59                    10252.90
  1991/01/31       8661.61                    10699.92
  1991/02/28       9395.81                    11464.97
  1991/03/31       9925.54                    11742.42
  1991/04/30      10594.68                    11770.60
  1991/05/31      11282.40                    12279.09
  1991/06/30      10613.26                    11716.71
  1991/07/31      11496.15                    12262.71
  1991/08/31      12323.28                    12553.34
  1991/09/30      12081.65                    12343.69
  1991/10/31      12583.50                    12509.10
  1991/11/30      12007.30                    12004.98
  1991/12/31      13466.67                    13378.35
  1992/01/31      14308.95                    13129.52
  1992/02/29      15464.64                    13300.20
  1992/03/31      15249.17                    13040.85
  1992/04/30      16140.42                    13424.25
  1992/05/31      16825.99                    13490.03
  1992/06/30      16993.88                    13289.02
  1992/07/31      17013.60                    13832.55
  1992/08/31      16106.73                    13548.98
  1992/09/30      16855.88                    13708.86
  1992/10/31      17575.46                    13756.84
  1992/11/30      19014.62                    14225.94
  1992/12/31      20001.03                    14400.92
  1993/01/31      20834.41                    14521.89
  1993/02/28      21482.59                    14719.39
  1993/03/31      22398.27                    15029.97
  1993/04/30      21245.20                    14666.24
  1993/05/31      21037.52                    15059.30
  1993/06/30      22210.89                    15102.97
  1993/07/31      22273.19                    15042.56
  1993/08/31      22584.70                    15612.67
  1993/09/30      23363.49                    15492.45
  1993/10/31      22107.05                    15813.15
  1993/11/30      21411.34                    15662.92
  1993/12/31      22235.65                    15852.44
  1994/01/31      23532.41                    16391.43
  1994/02/28      22871.31                    15947.22
  1994/03/31      22489.91                    15251.92
  1994/04/30      23681.67                    15447.15
  1994/05/31      24865.11                    15700.48
  1994/06/30      24247.66                    15315.82
  1994/07/31      24890.83                    15818.18
  1994/08/31      25534.01                    16466.72
  1994/09/30      24016.12                    16063.29
  1994/10/31      23913.21                    16424.71
  1994/11/30      22369.59                    15826.52
  1994/12/31      22284.16                    16061.23
  1995/01/31      23406.59                    16477.70
  1995/02/28      24652.20                    17119.83
  1995/03/31      24857.52                    17625.04
  1995/04/30      25473.48                    18144.10
  1995/05/31      27143.43                    18869.32
  1995/06/30      27485.63                    19307.65
  1995/07/31      28553.30                    19947.89
  1995/08/31      29620.97                    19997.96
  1995/09/30      30962.40                    20841.88
  1995/10/31      30811.83                    20767.47
  1995/11/30      32577.59                    21679.16
  1995/12/31      32705.96                    22096.70
  1996/01/31      33775.25                    22848.87
  1996/02/29      34744.74                    23060.68
  1996/03/31      35771.25                    23282.76
  1996/04/30      35465.78                    23625.95
  1996/05/31      36065.41                    24235.26
  1996/06/30      35787.53                    24327.60
  1996/07/31      35846.03                    23252.80
  1996/08/31      37659.54                    23743.20
  1996/09/30      39516.92                    25079.47
  1996/10/31      42047.06                    25771.16
  1996/11/30      45600.95                    27719.21
  1996/12/31      44443.00                    27170.09
  1997/01/31      47720.46                    28867.68
  1997/02/28      49799.23                    29094.00
  1997/03/31      46445.90                    27898.53
  1997/04/30      48964.75                    29564.07
  1997/05/31      50688.97                    31363.93
  1997/06/30      53572.84                    32769.03
  1997/07/31      59340.58                    35376.46
  1997/08/31      55739.56                    33394.67
  1997/09/30      59966.18                    35223.70
  1997/10/31      59081.18                    34047.23
  1997/11/30      61797.21                    35623.28
  1997/12/31      64690.08                    36234.93
  1998/01/31      62657.19                    36635.68
  1998/02/28      68046.72                    39277.85
  1998/03/31      71813.09                    41289.27
  1998/04/30      73022.41                    41704.64
  1998/05/31      71025.51                    40987.74
  1998/06/30      72878.63                    42652.66
  1998/07/31      72990.46                    42198.41
  1998/08/31      56040.82                    36097.36
  1998/09/30      60897.27                    38409.76
  1998/10/31      66440.65                    41534.01
  1998/11/30      68597.29                    44051.38
  1998/12/31      72353.47                    46589.63
  1999/01/31      70496.95                    48538.00
  1999/02/28      70159.41                    47029.44
  1999/03/31      70091.90                    48911.09
  1999/04/30      77367.64                    50805.42
  1999/05/31      72258.46                    49605.90
  1999/06/30      74768.54                    52359.03
  1999/07/31      70264.63                    50724.38
  1999/08/31      66739.83                    50473.29
  1999/09/30      64639.19                    49089.82
  1999/10/31      73362.18                    52196.23
  1999/11/30      69766.17                    53257.37
  1999/12/31      65068.72                    56394.23
  2000/01/31      62858.45                    53560.99
  2000/02/29      54671.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000313 090516 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $54,671 - a 446.71% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Firstar Corp.                   6.4

Bank of New York Co., Inc.      6.0

Chase Manhattan Corp.           5.7

Wells Fargo & Co.               5.5

FleetBoston Financial Corp.     4.9

SunTrust Banks, Inc.            4.8

Mellon Financial Corp.          4.7

Bank One Corp.                  4.6

U.S. Bancorp                    4.3

Bank of America Corp.           4.1

                                51.0

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Banks                        89.4%           Row: 1, Col: 4, Value: 89.40000000000001
Credit & Other Finance       0.6%            Row: 1, Col: 3, Value: 0.6000000000000001
Computer Services & Software 0.1%            Row: 1, Col: 2, Value: 0.1
*All Others                  9.9%            Row: 1, Col: 1, Value: 9.9


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

BANKING PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Yolanda McGettigan)(photograph of Samuel Peters)

NOTE TO SHAREHOLDERS: The following is an interview with Yolanda McGettigan (left), who managed Fidelity Select Banking Portfolio for most of the period covered by this report, with additional comments from Samuel Peters (right), who became manager of the fund on February 1, 2000.

Q. HOW DID THE FUND PERFORM, YOLANDA?

Y.M. Bank stocks continued to endure a challenging investing climate. For the 12 months that ended February 29, 2000, the fund was down 22.07%. Over the same time, the Standard & Poor's 500 Index returned 11.73%. The Goldman Sachs Financial Services Index - an index of 252 stocks designed to measure the performance of companies in the financial services sector - fell 14.90%.

Q. WHAT WERE THE MAIN OBSTACLES FOR BANK STOCKS DURING THE PERIOD?

Y.M. While rising interest rates were certainly detrimental, I'd say the biggest negative driver for the group was that banks had difficulty growing deposits. People elected to put more of their assets into mutual funds and stocks, and less into bank checking and savings accounts. When a bank can't grow deposits, it's funding incremental loan volume with higher-cost, wholesale funding. This has negative consequences for banks that derive a significant portion of their revenues from lending and borrowing spreads, or what I call their net interest margin. For the most part, banks reported in-line earnings during the period. The problem was that the quality of those earnings deteriorated as the period wore on. Increased competition from online competitors also hurt the group.

Q. WHAT STRATEGIES DID YOU PURSUE TO TRY TO PROTECT THE FUND FROM THIS
SCENARIO?

Y.M. Since banks' problems were centered primarily around the whole margin and spread issue, I tried to invest more in companies whose businesses were less dependent on spread-related revenue, or income generated mostly through loan yields. One company that fit this bill was Bank of New York, which focuses much of its operations around processing functions. As the capital markets continued to perform well, I also tried to add to companies with equity underwriting and trading exposure, including Citigroup and Chase Manhattan. The fund no longer owned Citigroup at the end of the period.

Q. FLEET AND BANKBOSTON OFFICIALLY MERGED DURING THE PERIOD. WHAT WAS THE EFFECT ON THE FUND?

Y.M. Overall, I'd say the effect was mostly negative. The market remains cynical about the ability of big banks that merge to integrate their respective businesses smoothly and effectively. While the process seemed to be moving along nicely through the end of the period, the market won't reward the stock - now known as FleetBoston - until it sees the fruits of the merger. That may not happen until later in 2000.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WHICH PERFORMED
POORLY?

Y.M. Northern Trust performed nicely. The company - which splits its business between custody and processing operations, and private banking - managed to avoid many of the pitfalls facing typical banks. With so much wealth generated over the past few years, the company's private banking services have been high in demand. In terms of disappointments, U.S. Bancorp and Bank of America suffered from the deposit problems I outlined earlier.

Q. TURNING TO YOU, SAM, WHAT'S IN STORE FOR THE SECTOR AND THE FUND AS WE GET DEEPER INTO 2000?

S.P. I think we'll see continued weakness for bank stocks, with few individual examples of outperformance. This weak group performance, however, should provide an opportunity to buy higher-quality bank names at attractive long-term valuations during the next few months. This could also put the fund in excellent position to benefit when bank stocks eventually stabilize. As far as the types of stocks I'll be looking at, I'll continue Yolanda's approach of emphasizing processing-oriented banks and the better-performing traditional banks. As for interest rates, we should remain in a rising short-term rate environment well into 2000.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 507

TRADING SYMBOL: FSRBX

SIZE: as of February 29, 2000, more than $363 million

MANAGER: Samuel Peters, since February
2000; analyst, retail and office furniture industries, since 1999; joined Fidelity in 1999

BANKING PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 90.1%

                               SHARES                      VALUE (NOTE 1)

BANKS - 89.4%

AmSouth Bancorp.                454,000                    $ 6,583,000

Associated Banc-Corp.           75,600                      1,913,625

Bank of America Corp.           325,006                     14,970,589

Bank of New York Co., Inc.      649,996                     21,652,992

Bank One Corp.                  650,226                     16,783,959

BB&T Corp.                      340,450                     8,000,575

Chase Manhattan Corp.           260,000                     20,702,500

Comerica, Inc.                  191,100                     7,058,756

Commerce Bancshares, Inc.       68,450                      1,967,938

Compass Bancshares, Inc.        142,600                     2,308,338

First Security Corp.            226,875                     5,260,664

First Union Corp.               300,000                     8,850,000

First Virginia Banks, Inc.      60,400                      1,902,600

Firstar Corp.                   1,300,000                   23,156,247

FleetBoston Financial Corp.     653,754                     17,814,797

Huntington Bancshares, Inc.     280,400                     5,853,350

KeyCorp                         150,000                     2,540,625

M&T Bank Corp.                  11,000                      4,059,000

Marshall & Ilsley Corp.         25,900                      1,189,781

Mellon Financial Corp.          560,500                     16,885,063

Mercantile Bankshares Corp.     82,000                      2,060,250

National City Corp.             100,000                     1,925,000

National Commmerce Bancorp      122,000                     2,074,000

North Fork Bancorp, Inc.        44,700                      731,963

Northern Trust Corp.            234,300                     13,237,950

PNC Financial Corp.             350,000                     13,540,625

Popular, Inc.                   100,000                     2,231,250

Regions Financial Corp.         224,000                     4,536,000

SouthTrust Corp.                204,500                     4,690,719

State Street Corp.              25,000                      1,821,875

Summit Bancorp                  209,900                     5,024,481

SunTrust Banks, Inc.            343,747                     17,466,644

Synovus Finanical Corp.         317,875                     5,205,203

U.S. Bancorp                    849,396                     15,554,564

UnionBanCal Corp.               204,000                     6,553,500

Wachovia Corp.                  216,200                     12,363,938

Wells Fargo & Co.               600,000                     19,837,500

Zions Bancorp                   125,000                     6,632,813

                                                            324,942,674

COMPUTER SERVICES & SOFTWARE
- 0.1%

Digital Insight Corp.           4,100                       258,300

CREDIT & OTHER FINANCE - 0.6%

Old Kent Financial Corp.        90,000                      2,356,875

TOTAL COMMON STOCKS                                         327,557,849
(Cost $327,848,789)

CASH EQUIVALENTS - 10.2%

                               SHARES                      VALUE (NOTE 1)

Taxable Central Cash Fund,      37,087,973                 $ 37,087,973
5.66% (a) (Cost $37,087,973)

TOTAL INVESTMENT PORTFOLIO -                                364,645,822
100.3%
(Cost $364,936,762)

NET OTHER ASSETS - (0.3)%                                   (1,108,815)

NET ASSETS - 100%                                          $ 363,537,007

LEGEND

(a) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $620,149,938 and $1,049,851,482, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $34,682 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,914,250. The weighted average interest rate was 5.46%.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $370,364,764. Net unrealized depreciation aggregated $5,718,942, of which $44,520,866 related to appreciated investment securities and $50,239,808 related to depreciated investment securities.

The fund hereby designates approximately $176,257,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

BANKING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                          FEBRUARY 29, 2000

ASSETS

Investment in securities, at                  $ 364,645,822
value  (cost $364,936,762) -
 See accompanying schedule

Receivable for investments                     11,037,469
sold

Receivable for fund shares                     2,278,033
sold

Dividends receivable                           846,071

Interest receivable                            120,082

Redemption fees receivable                     3,505

Other receivables                              2,230

 TOTAL ASSETS                                  378,933,212

LIABILITIES

Payable for investments         $ 10,118,973
purchased

Payable for fund shares          4,913,020
redeemed

Accrued management fee           195,942

Other payables and  accrued      168,270
expenses

 TOTAL LIABILITIES                             15,396,205

NET ASSETS                                    $ 363,537,007

Net Assets consist of:

Paid in capital                               $ 274,462,695

Undistributed net investment                   3,725,496
income

Accumulated undistributed net                  85,639,756
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    (290,940)
(depreciation) on investments

NET ASSETS, for 13,732,024                    $ 363,537,007
shares outstanding

NET ASSET VALUE and                            $26.47
redemption price per share
($363,537,007 (divided by)
13,732,024 shares)

Maximum offering price per                     $27.29
share (100/97.00 of $26.47)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 13,949,581
Dividends

Interest                                        1,403,129

Security lending                                7,426

 TOTAL INCOME                                   15,360,136

EXPENSES

Management fee                   $ 4,050,752

Transfer agent fees               3,985,426

Accounting and security           476,476
lending fees

Non-interested trustees'          1,503
compensation

Custodian fees and expenses       18,818

Registration fees                 62,355

Audit                             32,494

Legal                             2,951

Interest                          1,766

Miscellaneous                     1,188

 Total expenses before            8,633,729
reductions

 Expense reductions               (273,296)     8,360,433

NET INVESTMENT INCOME                           6,999,703

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            170,163,130

 Foreign currency transactions    (10,972)      170,152,158

Change in net unrealized                        (293,422,297)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 (123,270,139)

NET INCREASE (DECREASE) IN                     $ (116,270,436)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 754,724
charges paid to FDC

 Sales charges - Retained by                   $ 753,565
FDC

 Deferred sales charges                        $ 12,204
withheld   by FDC

 Exchange fees withheld by FSC                 $ 105,939

 Expense reductions  Directed                  $ 270,014
brokerage arrangements

  Transfer agent credits                        3,282

                                               $ 273,296

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 6,999,703                   $ 11,351,194
income

 Net realized gain (loss)         170,152,158                   135,492,386

 Change in net unrealized         (293,422,297)                 (123,702,888)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (116,270,436)                 23,140,692
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (6,587,083)                   (7,938,530)
From net investment income

 From net realized gain           (127,472,407)                 (74,512,814)

 TOTAL DISTRIBUTIONS              (134,059,490)                 (82,451,344)

Share transactions Net            233,488,860                   506,783,832
proceeds from sales of shares

 Reinvestment of distributions    127,608,941                   79,475,689

 Cost of shares redeemed          (673,927,965)                 (940,968,587)

 NET INCREASE (DECREASE) IN       (312,830,164)                 (354,709,066)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  868,559                       952,621

  TOTAL INCREASE (DECREASE)       (562,291,531)                 (413,067,097)
IN NET ASSETS

NET ASSETS

 Beginning of period              925,828,538                   1,338,895,635

 End of period (including        $ 363,537,007                 $ 925,828,538
undistributed net investment
income of $3,725,496 and
$5,985,670, respectively)

OTHER INFORMATION
Shares

 Sold                             6,263,157                     11,696,257

 Issued in reinvestment of        3,483,815                     1,891,390
distributions

 Redeemed                         (18,286,774)                  (22,324,276)

 Net increase (decrease)          (8,539,802)                   (8,736,629)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999       1998         1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 41.57    $ 43.18    $ 32.82      $ 24.37    $ 18.01
period

Income from Investment
Operations

Net investment income C           .39        .39        .40          .37        .52

Net realized and unrealized       (7.74)     .91        11.41        9.70       6.78
gain (loss)

Total from investment             (7.35)     1.30       11.81        10.07      7.30
operations

Less Distributions

 From net investment income       (.36)      (.28)      (.28)        (.27)      (.25)

From net realized gain            (7.44)     (2.66)     (1.23)       (1.40)     (.72)

Total distributions               (7.80)     (2.94)     (1.51)       (1.67)     (.97)

Redemption fees added to paid     .05        .03        .06          .05        .03
in capital

Net asset value, end of period   $ 26.47    $ 41.57    $ 43.18      $ 32.82    $ 24.37

TOTAL RETURN A , B                (22.07)%   3.10%      36.64%       43.33%     40.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 363,537  $ 925,829  $ 1,338,896  $ 837,952  $ 315,178
(000 omitted)

Ratio of expenses to average      1.23%      1.17%      1.25%        1.46%      1.41%
net assets

Ratio of expenses to average      1.19% D    1.16% D    1.24% D      1.45% D    1.40% D
net assets after expense
reductions

Ratio of net investment           1.00%      .91%       1.07%        1.36%      2.42%
income to average net assets

Portfolio turnover rate           94%        22%        25%          43%        103%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29


BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT BROKERAGE AND            19.14%       268.38%       657.74%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND            15.49%       257.26%       634.93%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                         11.73%       206.94%       425.47%

GS Financial Services           -14.90%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 252 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT BROKERAGE AND          19.14%       29.80%        22.45%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND          15.49%       29.00%        22.07%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                       11.73%       25.14%        18.05%

GS Financial Services         -14.90%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             BROKERAGE/INVT. MGT         S&P 500
             00068                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9968.15                    10265.00
  1990/04/30       9291.95                    10008.38
  1990/05/31      10178.00                    10984.19
  1990/06/30      10166.06                    10909.50
  1990/07/31       9804.24                    10874.59
  1990/08/31       8473.66                     9891.53
  1990/09/30       7750.02                     9409.81
  1990/10/31       7271.47                     9369.35
  1990/11/30       7750.02                     9974.61
  1990/12/31       8228.56                    10252.90
  1991/01/31       8913.28                    10699.92
  1991/02/28       9798.71                    11464.97
  1991/03/31      10802.19                    11742.42
  1991/04/30      10955.67                    11770.60
  1991/05/31      11534.14                    12279.09
  1991/06/30      10766.14                    11716.71
  1991/07/31      11593.39                    12262.71
  1991/08/31      11853.39                    12553.34
  1991/09/30      12467.92                    12343.69
  1991/10/31      13295.18                    12509.10
  1991/11/30      12562.46                    12004.98
  1991/12/31      14996.96                    13378.35
  1992/01/31      15209.68                    13129.52
  1992/02/29      15115.14                    13300.20
  1992/03/31      14713.33                    13040.85
  1992/04/30      13566.99                    13424.25
  1992/05/31      13531.53                    13490.03
  1992/06/30      13212.45                    13289.02
  1992/07/31      13956.98                    13832.55
  1992/08/31      13555.17                    13548.98
  1992/09/30      13460.63                    13708.86
  1992/10/31      14063.34                    13756.84
  1992/11/30      15327.86                    14225.94
  1992/12/31      15765.12                    14400.92
  1993/01/31      16698.74                    14521.89
  1993/02/28      16805.10                    14719.39
  1993/03/31      18152.35                    15029.97
  1993/04/30      18093.23                    14666.24
  1993/05/31      18684.52                    15059.30
  1993/06/30      19571.44                    15102.97
  1993/07/31      20221.85                    15042.56
  1993/08/31      21818.31                    15612.67
  1993/09/30      22220.38                    15492.45
  1993/10/31      21499.02                    15813.15
  1993/11/30      20907.74                    15662.92
  1993/12/31      23541.29                    15852.44
  1994/01/31      24042.99                    16391.43
  1994/02/28      22833.77                    15947.22
  1994/03/31      20273.81                    15251.92
  1994/04/30      20106.58                    15447.15
  1994/05/31      20595.42                    15700.48
  1994/06/30      21380.13                    15315.82
  1994/07/31      20878.43                    15818.18
  1994/08/31      21032.80                    16466.72
  1994/09/30      20235.22                    16063.29
  1994/10/31      20222.36                    16424.71
  1994/11/30      18820.17                    15826.52
  1994/12/31      19476.24                    16061.23
  1995/01/31      19231.82                    16477.70
  1995/02/28      19952.21                    17119.83
  1995/03/31      20158.04                    17625.04
  1995/04/30      20768.75                    18144.10
  1995/05/31      21936.58                    18869.32
  1995/06/30      23170.76                    19307.65
  1995/07/31      24285.50                    19947.89
  1995/08/31      24059.90                    19997.96
  1995/09/30      25519.68                    20841.88
  1995/10/31      24099.71                    20767.47
  1995/11/30      24683.63                    21679.16
  1995/12/31      24071.51                    22096.70
  1996/01/31      25640.78                    22848.87
  1996/02/29      25907.00                    23060.68
  1996/03/31      27069.94                    23282.76
  1996/04/30      27234.69                    23625.95
  1996/05/31      28136.79                    24235.26
  1996/06/30      28050.87                    24327.60
  1996/07/31      26332.60                    23252.80
  1996/08/31      27334.93                    23743.20
  1996/09/30      28738.19                    25079.47
  1996/10/31      29754.83                    25771.16
  1996/11/30      32675.90                    27719.21
  1996/12/31      33617.61                    27170.09
  1997/01/31      36069.65                    28867.68
  1997/02/28      37375.47                    29094.00
  1997/03/31      33588.59                    27898.53
  1997/04/30      37222.28                    29564.07
  1997/05/31      39999.41                    31363.93
  1997/06/30      42325.80                    32769.03
  1997/07/31      46978.59                    35376.46
  1997/08/31      45539.13                    33394.67
  1997/09/30      52183.89                    35223.70
  1997/10/31      49494.00                    34047.23
  1997/11/30      51747.69                    35623.28
  1997/12/31      54566.53                    36234.93
  1998/01/31      52197.94                    36635.68
  1998/02/28      58889.22                    39277.85
  1998/03/31      62175.65                    41289.27
  1998/04/30      64886.40                    41704.64
  1998/05/31      63372.53                    40987.74
  1998/06/30      66759.99                    42652.66
  1998/07/31      67329.57                    42198.41
  1998/08/31      48503.67                    36097.36
  1998/09/30      44651.55                    38409.76
  1998/10/31      51051.76                    41534.01
  1998/11/30      57436.98                    44051.38
  1998/12/31      57661.81                    46589.63
  1999/01/31      63357.54                    48538.00
  1999/02/28      61693.79                    47029.44
  1999/03/31      66580.13                    48911.09
  1999/04/30      71689.91                    50805.42
  1999/05/31      69437.31                    49605.90
  1999/06/30      71206.13                    52359.03
  1999/07/31      65627.56                    50724.38
  1999/08/31      63148.20                    50473.29
  1999/09/30      60457.18                    49089.82
  1999/10/31      68847.71                    52196.23
  1999/11/30      70389.75                    53257.37
  1999/12/31      75334.19                    56394.23
  2000/01/31      72921.18                    53560.99
  2000/02/29      73493.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 110354 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $73,493 - a 634.93% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                % OF FUND'S NET ASSETS

Morgan Stanley Dean Witter &     9.3
Co.

Lehman Brothers Holdings, Inc.   8.3

Kansas City Southern             6.1
Industries, Inc.

Merrill Lynch & Co., Inc.        5.8

Charles Schwab Corp.             5.7

Goldman Sachs Group, Inc.        5.3

Citigroup, Inc.                  4.4

Daiwa Securities Co. Ltd.        4.0

The Bear Stearns Companies,      3.7
Inc.

Nikko Securities Co. Ltd.        3.0

                                 55.6

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Securities Industry        78.2%           Row: 1, Col: 6, Value: 78.2
Credit & Other Finance      7.9%           Row: 1, Col: 5, Value: 7.9
Banks                       5.9%           Row: 1, Col: 4, Value: 5.9
Insurance                   5.8%           Row: 1, Col: 3, Value: 5.8
Computer Services &
Software                    2.2%           Row: 1, Col: 2, Value: 2.2
*All Others                 0.0%           Row: 1, Col: 1, Value: 0.0



* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Ted Grenstein)

Ted Orenstein, Portfolio Manager of Fidelity Select Brokerage and
Investment Management Portfolio

Q. HOW DID THE FUND PERFORM, TED?

A. The fund continued to do very well relative to its benchmarks. For the 12 months ending February 29, 2000, the fund returned 19.14%. The Goldman Sachs Financial Services Index - an index of 252 stocks designed to measure the performance of companies in the financial services sector - fell 14.90% for the same period, while the Standard & Poor's 500 Index returned 11.73%.

Q. WHY DID THE FUND OUTPERFORM ITS GOLDMAN SACHS BENCHMARK?

A. The fund had significant exposure to capital markets stocks and less concentration on some of the slower growth areas of the financial sector. Capital markets-oriented firms were the fastest growing stocks in the financial sector during the past year. While many other segments had problems contending with the Federal Reserve Board's rate hikes, positioning of the long bond, and wider credit and swap spreads, the overall industry fundamentals proved to be a tremendous environment for brokerage firms.

Q. WHAT WERE SOME OF THE FACTORS THAT CONTRIBUTED TO PERFORMANCE?

A. Brokerage firms were able to benefit from the record trading and underwriting environment - both in equity and debt - throughout much of the year. Advisory fees were particularly strong, fueled by domestic activity and significant demand in the international markets. Brokerage commission levels grew solidly as well throughout the year as a result of increased trading activity by retail customers, institutional flows and strong exchange volumes.

Q. WHAT NOTABLE TRENDS EMERGED OVER THE PAST 12 MONTHS?

A. During the past year, many financial services companies improved their risk management cultures and strengthened their balance sheets by reducing exposure to high-risk instruments and lowering their leverage levels, or equity committed to trading inventory. There also was a concerted move toward reducing expenses with the intent of achieving more consistent results. A good example can be found in the asset management area. Those stocks rebounded in the second half of 1999, after suffering from high redemptions and consequently lower net sales in the first half of the year. While the companies had been experiencing growth early on, it was as a result of market activity, not from new business bringing in new money. So, many of the companies spent a good part of the year looking at expense controls and searching for ways to improve their business. As the year came to a close, gross sales re-surged, redemptions declined and net sales were higher, leading to a marked improvement in results. Two companies that added to the fund's performance were Kansas City Southern Industries, which owns mutual fund company Janus and was a dominant player this past year, and Waddell & Reed, which possesses an excellent distribution system and low redemption rates.

Q. WHAT OTHER COMPANIES PERFORMED WELL DURING THE PERIOD, AND WHICH WERE DISAPPOINTMENTS?

A. In terms of companies that did well, two that come to mind are Morgan Stanley Dean Witter and Lehman Brothers. Morgan Stanley has a diversified business mix that includes well-positioned securities and credit card businesses, improving asset management and a very strong culture of risk management. Lehman improved its business model by focusing more on its equity capital markets rather than fixed-income, and had significant exposure to overseas markets. On the negative side, PaineWebber and Bear Stearns both had disappointing results, some of this reflecting their largely domestic exposure.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. I remain optimistic about the fund and the market in general. Fundamentals are excellent, earnings are strong and return on equity is quite high for the brokerage sector. I do have concerns over widening credit and swap spreads and an inverted yield curve, meaning long bonds had a lower yield than shorter-term bonds. While this is not necessarily problematic for the brokerage and investment management firms, it could create problems with the financial sector over the long term by leading to a possible decline in liquidity. However, this has not yet occurred and business fundamentals remain very positive.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 068

TRADING SYMBOL: FSLBX

SIZE: as of February 29, 2000, more than $423 million

MANAGER: Ted Orenstein, since 1999; equity analyst for the securities brokerage industry, 1998-1999; joined Fidelity in 1998

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 100.1%

                                 SHARES                     VALUE (NOTE 1)

BANKS - 5.9%

Bank Sarasin & Compagnie          1                         $ 2,043
Series B (Reg.)

Chase Manhattan Corp.             143,500                    11,426,188

Credit Suisse Group (Reg.)        14,000                     2,233,774

J.P. Morgan & Co., Inc.           5,900                      654,900

Julius Baer Holding AG            1,900                      5,846,154

Toronto Dominion Bank             197,000                    4,987,514

                                                             25,150,573

COMPUTER SERVICES & SOFTWARE
- 2.2%

DST Systems, Inc. (a)             161,400                    9,058,575

CREDIT & OTHER FINANCE - 7.9%

American Express Co.              64,800                     8,695,350

Citigroup, Inc.                   363,125                    18,769,023

Providian Financial Corp.         94,500                     6,124,781

                                                             33,589,154

INSURANCE - 5.8%

AFLAC, Inc.                       83,100                     3,038,344

Ambac Financial Group, Inc.       10,000                     439,375

American International Group,     21,425                     1,894,773
Inc.

Hartford Life, Inc. Class A       116,500                    4,121,188

Liberty Financial Companies,      73,100                     1,411,744
Inc.

Marsh & McLennan Companies,       96,500                     7,466,688
Inc.

Mutual Risk Management Ltd.       33,000                     453,750

Nationwide Financial              111,700                    2,576,081
Services, Inc.  Class A

Protective Life Corp.             29,500                     649,000

Reinsurance Group of America,     50                         853
Inc.

Reliastar Financial Corp.         89,066                     2,488,281

UICI (a)                          17,800                     155,750

                                                             24,695,827

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

AMRESCO Capital Trust, Inc.       36,800                     340,400

SECURITIES INDUSTRY - 78.2%

A.G. Edwards, Inc.                7,300                      231,319

Affiliated Managers Group,        150,200                    5,904,738
Inc. (a)

AXA Financial, Inc.               250,700                    7,505,331

BlackRock, Inc. Class A           169,900                    3,684,706

Charles Schwab Corp.              581,500                    24,313,969

Dain Rauscher Corp.               146,450                    8,256,119

Daiwa Securities Co. Ltd.         1,061,000                  16,799,247

DLJ, Inc.                         223,000                    9,686,563

E*Trade Group, Inc. (a)           123,100                    3,031,338

Eaton Vance Corp.                 32,500                     1,346,719

Federated Investors, Inc.         446,100                    10,399,706
Class B

Franklin Resources, Inc.          345,400                    9,390,563

Goldman Sachs Group, Inc.         243,800                    22,551,500

Investment Technology Group,      30,600                     1,185,750
Inc.

Investors Group, Inc.             238,700                    2,511,158



                                 SHARES                     VALUE (NOTE 1)

Jefferies Group, Inc.             57,400                    $ 1,341,725

John Nuveen Co. Class A           26,000                     897,000

Kansas City Southern              328,700                    25,885,125
Industries, Inc.

Legg Mason, Inc.                  179,232                    7,034,856

Lehman Brothers Holdings,         484,100                    35,097,250
Inc.

Mackenzie Financial Corp.         140,100                    2,102,080

Merrill Lynch & Co., Inc.         240,700                    24,671,750

Morgan Keegan, Inc.               28,125                     400,781

Morgan Stanley Dean Witter &      558,730                    39,355,542
Co.

Neuberger Berman, Inc.            35,000                     901,250

Nikko Securities Co. Ltd.         985,000                    12,664,414

Nomura Securities Co. Ltd.        438,000                    12,320,116

PaineWebber Group, Inc.           274,400                    10,495,800

Phoenix Investment Partners       1                          7
Ltd.

Pioneer Group, Inc. (a)           38,900                     780,431

Raymond James Financial, Inc.     12,525                     247,369

T. Rowe Price Associates,         79,000                     2,602,063
Inc.

The Bear Stearns Companies,       395,686                    15,530,676
Inc.

Waddell & Reed Financial, Inc.:

Class A                           375,336                    10,861,286

Class B                           47,761                     1,295,517

                                                             331,283,764

TOTAL COMMON STOCKS                                          424,118,293
(Cost $303,431,989)

CASH EQUIVALENTS - 0.7%



Central Cash Collateral Fund,     2,952,000                  2,952,000
5.75% (b) (Cost $2,952,000)

TOTAL INVESTMENT PORTFOLIO -                                 427,070,293
100.8%
(Cost $306,383,989)

NET OTHER ASSETS - (0.8)%                                   $ (3,498,403)

NET ASSETS - 100%                                           $ 423,571,890

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $210,699,172 and $314,111,786, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $18,793 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,028,875. The fund received cash collateral of $2,952,000 which was invested in cash equivalents.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were out-standing amounted to $25,416,000. The weighted average interest rate was 4.73%. Interest earned from the interfund lending program amounted to $3,337 and is included in interest income on the Statement of Operations.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     85.9%

Japan                         9.9

Canada                        2.3

Switzerland                   1.9

                            100.0%

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $308,497,705. Net unrealized appreciation aggregated $118,572,588, of which $137,134,102 related to appreciated investment securities and $18,561,514 related to depreciated investment securities.

The fund hereby designates approximately $50,264,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 427,070,293
value  (cost $306,383,989) -
 See accompanying schedule

Receivable for investments                  3,978,197
sold

Receivable for fund shares                  1,392,244
sold

Dividends receivable                        213,634

Interest receivable                         89,698

Redemption fees receivable                  3,128

Other receivables                           2,471

 TOTAL ASSETS                               432,749,665

LIABILITIES

Payable to custodian bank      $ 296,874

Payable for fund shares         5,501,104
redeemed

Accrued management fee          215,094

Other payables and  accrued     212,703
expenses

Collateral on securities        2,952,000
loaned,  at value

 TOTAL LIABILITIES                          9,177,775

NET ASSETS                                 $ 423,571,890

Net Assets consist of:

Paid in capital                            $ 272,534,131

Accumulated undistributed net               30,367,440
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 120,670,319
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 9,270,491                  $ 423,571,890
shares outstanding

NET ASSET VALUE and                         $45.69
redemption price per share
($423,571,890 (divided by)
9,270,491 shares)

Maximum offering price per                  $47.10
share (100/97.00 of $45.69)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                             $ 4,275,085
Dividends

Interest                                       1,336,803

Security lending                               56,441

 TOTAL INCOME                                  5,668,329

EXPENSES

Management fee                   $ 2,764,553

Transfer agent fees               2,852,017

Accounting and security           348,961
lending fees

Non-interested trustees'          1,392
compensation

Custodian fees and expenses       30,485

Registration fees                 113,134

Audit                             23,635

Legal                             1,807

Miscellaneous                     11,472

 Total expenses before            6,147,456
reductions

 Expense reductions               (48,271)     6,099,185

NET INVESTMENT INCOME (LOSS)                   (430,856)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            56,866,362

 Foreign currency transactions    15,606       56,881,968

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            14,539,449

 Assets and liabilities in        (18,315)     14,521,134
foreign currencies

NET GAIN (LOSS)                                71,403,102

NET INCREASE (DECREASE) IN                    $ 70,972,246
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,404,092
charges paid to FDC

 Sales charges - Retained by                  $ 1,402,572
FDC

 Deferred sales charges                       $ 3,484
withheld   by FDC

 Exchange fees withheld by FSC                $ 60,190

 Expense reductions  Directed                 $ 47,406
brokerage arrangements

  Custodian credits                            98

  Transfer agent credits                       767

                                              $ 48,271

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (430,856)                   $ 1,879,801
income (loss)

 Net realized gain (loss)         56,881,968                    10,869,413

 Change in net unrealized         14,521,134                    (42,208,876)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       70,972,246                    (29,459,662)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (594,460)                     (201,762)
From net investment income

 From net realized gain           (29,239,962)                  (10,471,038)

 TOTAL DISTRIBUTIONS              (29,834,422)                  (10,672,800)

Share transactions Net            461,837,909                   881,017,420
proceeds from sales of shares

 Reinvestment of distributions    28,620,298                    10,559,880

 Cost of shares redeemed          (591,672,937)                 (1,046,567,449)

 NET INCREASE (DECREASE) IN       (101,214,730)                 (154,990,149)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,123,789                     1,580,230

  TOTAL INCREASE (DECREASE)       (58,953,117)                  (193,542,381)
IN NET ASSETS

NET ASSETS

 Beginning of period              482,525,007                   676,067,388

 End of period (including        $ 423,571,890                 $ 482,525,007
undistributed net investment
income of $0 and $1,842,357,
respectively)

OTHER INFORMATION
Shares

 Sold                             10,180,475                    21,245,778

 Issued in reinvestment of        654,132                       249,064
distributions

 Redeemed                         (13,287,958)                  (26,767,460)

 Net increase (decrease)          (2,453,351)                   (5,272,618)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F     1999       1998       1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 41.16    $ 39.78    $ 25.76    $ 18.49    $ 15.51
period

Income from Investment
Operations

Net investment income (loss) C    (.04)      .10        .16        .08        .09

Net realized and unrealized       7.64       1.72       14.46      7.80       4.29
gain (loss)

Total from investment             7.60       1.82       14.62      7.88       4.38
operations

Less Distributions

 From net investment income       (.05)      (.01)      (.09)      (.06)      (.04)

From net realized gain            (3.13)     (.52)      (.61)      (.65)      (1.09)

In excess of net realized gain    -          -          -          -          (.35)

Total distributions               (3.18)     (.53)      (.70)      (.71)      (1.48)

Redemption fees added to paid     .11        .09        .10        .10        .08
in capital

Net asset value, end of period   $ 45.69    $ 41.16    $ 39.78    $ 25.76    $ 18.49

TOTAL RETURN A, B                 19.14%     4.76%      57.56%     44.27%     29.85%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 423,572  $ 482,525  $ 676,067  $ 458,787  $ 38,382
(000 omitted)

Ratio of expenses to average      1.29%      1.26%      1.33%      1.94%      1.64% D
net assets

Ratio of expenses to average      1.28% E    1.24% E    1.29% E    1.93% E    1.61% E
net assets after expense
reductions

Ratio of net investment           (.09)%     .26%       .49%       .37%       .50%
income (loss) to average net
assets

Portfolio turnover rate           47%        59%        100%       16%        166%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29

FINANCIAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT FINANCIAL SERVICES     -14.53%      146.39%       474.74%

SELECT FINANCIAL SERVICES     -17.17%      138.93%       457.42%
(LOAD ADJ.)

S&P 500                       11.73%       206.94%       425.47%

GS Financial Services         -14.90%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 252 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT FINANCIAL SERVICES   -14.53%      19.76%        19.11%

SELECT FINANCIAL SERVICES   -17.17%      19.03%        18.75%
(LOAD ADJ.)

S&P 500                     11.73%       25.14%        18.05%

GS Financial Services       -14.90%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Financial Services          S&P 500
             00066                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9550.17                    10265.00
  1990/04/30       9211.42                    10008.38
  1990/05/31      10022.46                    10984.19
  1990/06/30       9742.34                    10909.50
  1990/07/31       9116.96                    10874.59
  1990/08/31       8025.79                     9891.53
  1990/09/30       6830.39                     9409.81
  1990/10/31       6234.32                     9369.35
  1990/11/30       7113.77                     9974.61
  1990/12/31       7736.83                    10252.90
  1991/01/31       8439.87                    10699.92
  1991/02/28       9409.47                    11464.97
  1991/03/31       9859.29                    11742.42
  1991/04/30      10179.16                    11770.60
  1991/05/31      10958.84                    12279.09
  1991/06/30      10069.20                    11716.71
  1991/07/31      10865.54                    12262.71
  1991/08/31      11585.25                    12553.34
  1991/09/30      11515.27                    12343.69
  1991/10/31      11768.50                    12509.10
  1991/11/30      10895.53                    12004.98
  1991/12/31      12504.91                    13378.35
  1992/01/31      13127.80                    13129.52
  1992/02/29      14070.55                    13300.20
  1992/03/31      13754.05                    13040.85
  1992/04/30      14282.67                    13424.25
  1992/05/31      14895.46                    13490.03
  1992/06/30      15238.20                    13289.02
  1992/07/31      15673.96                    13832.55
  1992/08/31      14774.98                    13548.98
  1992/09/30      15234.76                    13708.86
  1992/10/31      15838.67                    13756.84
  1992/11/30      17029.31                    14225.94
  1992/12/31      17859.52                    14400.92
  1993/01/31      18986.03                    14521.89
  1993/02/28      19490.76                    14719.39
  1993/03/31      20511.20                    15029.97
  1993/04/30      19529.27                    14666.24
  1993/05/31      19536.68                    15059.30
  1993/06/30      20266.02                    15102.97
  1993/07/31      20810.24                    15042.56
  1993/08/31      21458.14                    15612.67
  1993/09/30      21954.23                    15492.45
  1993/10/31      21365.58                    15813.15
  1993/11/30      20414.11                    15662.92
  1993/12/31      20994.65                    15852.44
  1994/01/31      22419.87                    16391.43
  1994/02/28      21606.06                    15947.22
  1994/03/31      20619.37                    15251.92
  1994/04/30      21402.36                    15447.15
  1994/05/31      22315.91                    15700.48
  1994/06/30      21789.03                    15315.82
  1994/07/31      22549.60                    15818.18
  1994/08/31      23339.92                    16466.72
  1994/09/30      21580.82                    16063.29
  1994/10/31      21466.10                    16424.71
  1994/11/30      20106.41                    15826.52
  1994/12/31      20228.87                    16061.23
  1995/01/31      21275.03                    16477.70
  1995/02/28      22626.13                    17119.83
  1995/03/31      23024.89                    17625.04
  1995/04/30      23747.35                    18144.10
  1995/05/31      25065.60                    18869.32
  1995/06/30      25182.88                    19307.65
  1995/07/31      26027.32                    19947.89
  1995/08/31      27040.64                    19997.96
  1995/09/30      28584.07                    20841.88
  1995/10/31      27852.23                    20767.47
  1995/11/30      29728.75                    21679.16
  1995/12/31      29805.26                    22096.70
  1996/01/31      31198.79                    22848.87
  1996/02/29      31462.17                    23060.68
  1996/03/31      31835.69                    23282.76
  1996/04/30      31482.37                    23625.95
  1996/05/31      32213.95                    24235.26
  1996/06/30      32685.30                    24327.60
  1996/07/31      31973.36                    23252.80
  1996/08/31      32925.89                    23743.20
  1996/09/30      35110.80                    25079.47
  1996/10/31      37334.99                    25771.16
  1996/11/30      40541.16                    27719.21
  1996/12/31      39378.00                    27170.09
  1997/01/31      41722.48                    28867.68
  1997/02/28      42642.79                    29094.00
  1997/03/31      39439.70                    27898.53
  1997/04/30      42761.22                    29564.07
  1997/05/31      44164.99                    31363.93
  1997/06/30      46513.62                    32769.03
  1997/07/31      51723.80                    35376.46
  1997/08/31      48786.66                    33394.67
  1997/09/30      51912.77                    35223.70
  1997/10/31      51221.67                    34047.23
  1997/11/30      52954.80                    35623.28
  1997/12/31      55909.96                    36234.93
  1998/01/31      55309.97                    36635.68
  1998/02/28      60162.33                    39277.85
  1998/03/31      63424.42                    41289.27
  1998/04/30      64475.57                    41704.64
  1998/05/31      63269.34                    40987.74
  1998/06/30      66156.59                    42652.66
  1998/07/31      66368.33                    42198.41
  1998/08/31      51290.45                    36097.36
  1998/09/30      53093.38                    38409.76
  1998/10/31      58418.76                    41534.01
  1998/11/30      61767.97                    44051.38
  1998/12/31      63812.45                    46589.63
  1999/01/31      65009.38                    48538.00
  1999/02/28      65229.36                    47029.44
  1999/03/31      67474.41                    48911.09
  1999/04/30      72642.39                    50805.42
  1999/05/31      67929.89                    49605.90
  1999/06/30      70634.97                    52359.03
  1999/07/31      66916.30                    50724.38
  1999/08/31      63375.34                    50473.29
  1999/09/30      61216.54                    49089.82
  1999/10/31      69792.51                    52196.23
  1999/11/30      65988.28                    53257.37
  1999/12/31      64806.84                    56394.23
  2000/01/31      61604.90                    53560.99
  2000/02/29      55742.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000316 093816 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $55,742 - a 457.42% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Citigroup, Inc.                 6.2

American International Group,   5.0
Inc.

Morgan Stanley Dean Witter &    4.6
Co.

Bank of America Corp.           4.6

Fannie Mae                      4.5

Chase Manhattan Corp.           4.4

American Express Co.            4.1

Berkshire Hathaway, Inc.        3.4
Class A

Wells Fargo & Co.               3.3

Freddie Mac                     3.2

                                43.3

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Banks                      27.7%           Row: 1, Col: 6, Value: 27.7
Insurance                  20.5%           Row: 1, Col: 5, Value: 20.5
Securities Industry        16.0%           Row: 1, Col: 4, Value: 16.0
Credit & Other Finance     15.2%           Row: 1, Col: 3, Value: 15.2
Federal Sponsored Credit    8.4%           Row: 1, Col: 2, Value: 8.4
*All Others                12.2%           Row: 1, Col: 1, Value: 12.2


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

FINANCIAL SERVICES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Robert Ewing)(photograph of James Catudal)

NOTE TO SHAREHOLDERS: The following is an interview with Robert Ewing
(left), who managed Fidelity Select Financial Services Portfolio for most the period covered by this report, with additional comments from James Catudal (right), who became manager of the fund on February 1, 2000.

Q. HOW DID THE FUND PERFORM, BOB?

R.E. For the 12 months that ended February 29, 2000, the fund returned -14.53%. During the same time, the Goldman Sachs Financial Services Index - an index of 252 companies designed to measure the performance of companies in the financial services sector - had a return of -14.90%, while the Standard & Poor's 500 Index, a measure of the broader market's performance, returned 11.73%.

Q. WHAT FACTORS AFFECTED PERFORMANCE DURING THE PERIOD?

R.E. Rising interest rates made it a challenging period for financial services stocks. Higher rates traditionally have created difficulties for these stocks for two reasons. First, the "spreads" between short-term and long-term rates typically narrow, squeezing the profitability of lending. Second, higher rates often signal the beginning of the end of an economic growth cycle. Throughout the period, we emphasized consumer stocks while de-emphasizing traditional banks and property and casualty companies. The decision to emphasize consumer-related companies was the least successful. While the companies performed reasonably well, investors worried about potentially slower economic growth. The decision to de-emphasize traditional banks was more successful. These stocks were hurt both by the rising interest-rate environment and by new competitive threats, including those from the Internet and from traditional securities firms. Similarly, the decision to underweight property and casualty companies worked out well. Strong price competition hurt the group, especially those in consumer businesses such as homeowners and automobile insurance. Online competitors also were a threat.

Q. WHAT WERE SOME OF THE CONTRIBUTORS TO PERFORMANCE?

R.E. Citigroup was a healthy contributor. The company did an excellent job combining the former Citicorp and Travelers organizations, and it was the beneficiary of strong activity in the capital markets. While most consumer stocks were disappointing, an exception was American Express, the beneficiary of heavy charge card usage and a rising number of consumer accounts. Investors also saw American Express as well-positioned to take advantage of accelerating consumer spending on the Internet.

Q. WHAT INVESTMENTS DISAPPOINTED YOU?

R.E. Associates First Capital, a consumer finance company, was very disappointing. Earnings quality deteriorated as it experienced credit problems in home equity loans and manufactured housing loans. Rising interest rates hurt mortgage-related stocks such as Freddie Mac and Fannie Mae, even though their businesses remained fundamentally strong. BankAmerica also performed poorly. It had minor earnings problems and was caught by concerns about the possibility of slowing economic growth.

Q. TURNING TO YOU, JIM, HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE?

J.C. I look for companies with solid strategies and strong managements that are able to execute those strategies. I prefer attractive valuations, but I don't just buy cheap stocks. While I am a bottom-up manager who looks for stocks of good companies, I recognize that it can be difficult to invest in a company where the macroeconomic trends are moving against it.

Q. WHAT IS YOUR OUTLOOK, JIM?

J.C. The general outlook is mixed, at best. The Federal Reserve Board has maintained its policy of raising short-term interest rates to slow economic growth, making it difficult for financial services stocks. During the past six months, most financial companies did not have earnings difficulties, yet their stock prices fell because of concerns about slower economic growth. For the most part, the only stocks to do well have been brokerage and securities firms, and they may be vulnerable if investors lose their enthusiasm for technology stocks. In this environment, I will focus on companies that have demonstrated their ability to generate strong revenue growth. I also will look for opportunities in special situations, either where a low stock valuation is inconsistent with the company's fundamental strengths or where a company is turning its business around.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 066

TRADING SYMBOL: FIDSX

SIZE: as of February 29, 2000, more than $344 million

MANAGER: James Catudal, since February 2000;
manager, Fidelity Select Energy Service Portfolio,
1998-February 2000; Fidelity Select Industrial
Materials Portfolio, 1997-1998; joined
Fidelity in 1997

FINANCIAL SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.0%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 27.7%

Bank of America Corp.             341,079                    $ 15,710,951

Bank of New York Co., Inc.        227,736                     7,586,456

Bank One Corp.                    175,519                     4,530,584

Capital One Financial Corp.       39,000                      1,435,688

Chase Manhattan Corp.             191,700                     15,264,113

Comerica, Inc.                    45,167                      1,668,356

First Union Corp.                 106,101                     3,129,980

Firstar Corp.                     200,000                     3,562,500

FleetBoston Financial Corp.       191,234                     5,211,127

Marshall & Ilsley Corp.           48,000                      2,205,000

Mellon Financial Corp.            160,000                     4,820,000

PNC Financial Corp.               59,000                      2,282,563

State Street Corp.                33,000                      2,404,875

SunTrust Banks, Inc.              35,000                      1,778,438

Synovus Finanical Corp.           30,000                      491,250

Toronto Dominion Bank             80,000                      2,025,386

U.S. Bancorp                      220,089                     4,030,380

U.S. Trust Corp.                  5,000                       692,500

UnionBanCal Corp.                 35,000                      1,124,375

Wachovia Corp.                    37,000                      2,115,938

Wells Fargo & Co.                 342,200                     11,313,988

Zions Bancorp                     40,000                      2,122,500

                                                              95,506,948

COMPUTER SERVICES & SOFTWARE
- 0.2%

Intuit, Inc. (a)                  11,800                      619,500

MatrixOne, Inc.                   100                         2,500

Onvia.com, Inc.                   200                         4,200

                                                              626,200

CREDIT & OTHER FINANCE - 15.2%

American Express Co.              106,300                     14,264,131

Associates First Capital          305,200                     6,065,850
Corp. Class A

Citigroup, Inc.                   412,500                     21,321,083

Household International, Inc.     159,046                     5,079,532

MBNA Corp.                        145,500                     3,310,125

Metris Companies, Inc.            12,000                      310,500

NextCard, Inc.                    9,000                       203,625

Providian Financial Corp.         27,500                      1,782,344

                                                              52,337,190

FEDERAL SPONSORED CREDIT - 8.4%

Fannie Mae                        291,500                     15,449,500

Freddie Mac                       262,600                     10,963,550

SLM Holding Corp.                 76,000                      2,379,750

                                                              28,792,800

HOLDING COMPANIES - 0.2%

PartnerRe Ltd.                    20,000                      620,000



                                 SHARES                      VALUE (NOTE 1)

INSURANCE - 20.5%

ACE Ltd.                          102,000                    $ 1,823,250

AFLAC, Inc.                       127,000                     4,643,438

Allmerica Financial Corp.         31,200                      1,302,600

Ambac Financial Group, Inc.       50,400                      2,214,450

American General Corp.            50,000                      2,609,375

American International Group,     196,362                     17,365,764
Inc.

Arthur J. Gallagher & Co.         22,000                      1,124,750

Berkshire Hathaway, Inc.          269                         11,836,000
Class A (a)

E.W. Blanch Holdings, Inc.        11,000                      517,000

Hartford Financial Services       67,000                      2,093,750
Group, Inc.

Hartford Life, Inc. Class A       85,000                      3,006,875

HCC Insurance Holdings, Inc.      20,000                      255,000

Jefferson-Pilot Corp.             25,000                      1,301,563

Loews Corp.                       25,000                      1,112,500

Marsh & McLennan Companies,       62,500                      4,835,938
Inc.

MBIA, Inc.                        147,400                     5,656,475

Mutual Risk Management Ltd.       63,000                      866,250

Nationwide Financial              50,000                      1,153,125
Services, Inc.  Class A

PMI Group, Inc.                   19,600                      711,725

Reliastar Financial Corp.         43,305                      1,209,833

The Chubb Corp.                   14,000                      688,625

Travelers Property Casualty       50,000                      1,581,250
Corp.  Class A

UICI (a)                          25,000                      218,750

Xl Capital Ltd.                   60,000                      2,426,250

                                                              70,554,536

LODGING & GAMING - 0.3%

Starwood Hotels & Resorts         40,000                      897,500
Worldwide, Inc. unit

REAL ESTATE INVESTMENT TRUSTS
- 4.3%

AMB Property Corp.                50,000                      1,009,375

Apartment Investment &            10,000                      370,000
Management Co. Class A

Cousins Properties, Inc.          20,000                      710,000

Crescent Real Estate Equities     90,000                      1,535,625
Co.

Duke-Weeks Realty Corp.           50,000                      918,750

Equity Office Properties Trust    65,000                      1,555,938

Equity Residential Properties     35,000                      1,397,813
Trust (SBI)

First Industrial Realty           13,000                      338,000
Trust, Inc.

Indymac Mortgage Holdings,        190,000                     2,410,625
Inc.

Kimco Realty Corp.                25,000                      860,938

ProLogis Trust                    25,000                      451,563

Public Storage, Inc.              35,000                      772,188

Simon Property Group, Inc.        50,000                      1,175,000

Spieker Properties, Inc.          34,000                      1,364,250

                                                              14,870,065

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SAVINGS & LOANS - 1.8%

Charter One Financial, Inc.       57,750                     $ 909,563

Commercial Federal Corp.          50,000                      646,875

Golden State Bancorp, Inc. (a)    75,000                      965,625

Golden West Financial Corp.       60,000                      1,710,000

TCF Financial Corp.               80,000                      1,585,000

Washington Mutual, Inc.           13,880                      307,095

                                                              6,124,158

SECURITIES INDUSTRY - 16.0%

AXA Financial, Inc.               55,200                      1,652,550

Charles Schwab Corp.              175,000                     7,317,188

DLJ, Inc.                         32,000                      1,390,000

Eaton Vance Corp.                 10,000                      414,375

Federated Investors, Inc.         28,300                      659,744
Class B

Franklin Resources, Inc.          25,000                      679,688

Goldman Sachs Group, Inc.         105,000                     9,712,500

Investors Group, Inc.             200,000                     2,104,029

Lehman Brothers Holdings,         22,800                      1,653,000
Inc.

Merrill Lynch & Co., Inc.         80,000                      8,200,000

Morgan Stanley Dean Witter &      226,200                     15,932,963
Co.

The Bear Stearns Companies,       45,387                      1,781,440
Inc.

Waddell & Reed Financial,         128,535                     3,719,482
Inc. Class A

                                                              55,216,959

SERVICES - 0.4%

CheckFree Holdings Corp. (a)      15,000                      1,319,063

TOTAL COMMON STOCKS                                           326,865,419
(Cost $295,782,508)

CASH EQUIVALENTS - 6.3%



Central Cash Collateral Fund,     3,478,000                   3,478,000
5.75% (b)

Taxable Central Cash Fund,        18,136,843                  18,136,843
5.66% (b)

TOTAL CASH EQUIVALENTS                                        21,614,843
(Cost $21,614,843)

TOTAL INVESTMENT PORTFOLIO -                                  348,480,262
101.3%
(Cost $317,397,351)

NET OTHER ASSETS - (1.3)%                                     (4,328,576)

NET ASSETS - 100%                                           $ 344,151,686

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $269,455,287 and $387,300,288, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $19,290 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,456,263. The fund received cash collateral of $3,478,000 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $319,052,558. Net unrealized appreciation aggregated $29,427,704, of which $66,414,140 related to appreciated investment securities and $36,986,436 related to depreciated investment securities.

The fund hereby designates approximately $39,067,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed the fiscal year qualifies for the dividends-received deductions for corporate shareholders
(unaudited).

The fund will notify shareholders in January 2001 of amounts for the use in preparing 2000 income tax returns.

FINANCIAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 348,480,262
value  (cost $317,397,351) -
 See accompanying schedule

Receivable for investments                   53,663
sold

Receivable for fund shares                   3,387,966
sold

Dividends receivable                         364,184

Interest receivable                          102,920

Redemption fees receivable                   3,197

Other receivables                            919

 TOTAL ASSETS                                352,393,111

LIABILITIES

Payable for investments         $ 29,800
purchased

Payable for fund shares          4,379,443
redeemed

Accrued management fee           175,437

Other payables and  accrued      178,745
expenses

Collateral on securities         3,478,000
loaned,  at value

 TOTAL LIABILITIES                           8,241,425

NET ASSETS                                  $ 344,151,686

Net Assets consist of:

Paid in capital                             $ 291,351,964

Undistributed net investment                 1,570,371
income

Accumulated undistributed net                20,146,440
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  31,082,911
(depreciation) on investments

NET ASSETS, for 4,232,554                   $ 344,151,686
shares outstanding

NET ASSET VALUE and                          $81.31
redemption price per share
($344,151,686 (divided by)
4,232,554 shares)

Maximum offering price per                   $83.82
share (100/97.00 of $81.31)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                             $ 7,740,066
Dividends

Interest                                       1,682,199

Security lending                               11,312

 TOTAL INCOME                                  9,433,577

EXPENSES

Management fee                   $ 2,973,467

Transfer agent fees               2,628,737

Accounting and security           371,216
lending fees

Non-interested trustees'          1,338
compensation

Custodian fees and expenses       14,226

Registration fees                 85,267

Audit                             21,956

Legal                             2,032

Miscellaneous                     830

 Total expenses before            6,099,069
reductions

 Expense reductions               (70,138)     6,028,931

NET INVESTMENT INCOME                          3,404,646

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            39,254,901

 Foreign currency transactions    (112)        39,254,789

Change in net unrealized                       (106,918,398)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                (67,663,609)

NET INCREASE (DECREASE) IN                    $ (64,258,963)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,218,365
charges paid to FDC

 Sales charges - Retained by                  $ 1,205,409
FDC

 Deferred sales charges                       $ 18,493
withheld   by FDC

 Exchange fees withheld by FSC                $ 56,432

 Expense reductions  Directed                 $ 69,294
brokerage arrangements

  Custodian credits                            4

  Transfer agent credits                       840

                                              $ 70,138

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 3,404,646                   $ 3,605,509
income

 Net realized gain (loss)         39,254,789                    21,785,427

 Change in net unrealized         (106,918,398)                 9,159,238
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (64,258,963)                  34,550,174
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (3,318,425)                   (1,162,919)
From net investment income

 From net realized gain           (25,466,741)                  (66,118,174)

 TOTAL DISTRIBUTIONS              (28,785,166)                  (67,281,093)

Share transactions Net            375,427,486                   389,871,130
proceeds from sales of shares

 Reinvestment of distributions    27,476,805                    66,001,479

 Cost of shares redeemed          (513,506,187)                 (481,672,418)

 NET INCREASE (DECREASE) IN       (110,601,896)                 (25,799,809)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  798,200                       622,623

  TOTAL INCREASE (DECREASE)       (202,847,825)                 (57,908,105)
IN NET ASSETS

NET ASSETS

 Beginning of period              546,999,511                   604,907,616

 End of period (including        $ 344,151,686                 $ 546,999,511
undistributed net investment
income of $1,570,371 and
$3,679,892, respectively)

OTHER INFORMATION
Shares

 Sold                             3,739,478                     3,952,203

 Issued in reinvestment of        281,965                       658,905
distributions

 Redeemed                         (5,214,250)                   (5,042,955)

 Net increase (decrease)          (1,192,807)                   (431,847)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 100.82   $ 103.28   $ 82.94    $ 65.70    $ 48.23
period

Income from Investment
Operations

Net investment income C           .67        .56        .70        .74        1.03

Net realized and unrealized       (14.61)    7.88       30.65      21.55      17.56
gain (loss)

Total from investment             (13.94)    8.44       31.35      22.29      18.59
operations

Less Distributions

 From net investment income       (.64)      (.19)      (.64)      (.63)      (.37)

From net realized gain            (5.09)     (10.81)    (10.51)    (4.56)     (.91)

Total distributions               (5.73)     (11.00)    (11.15)    (5.19)     (1.28)

Redemption fees added to paid     .16        .10        .14        .14        .16
in capital

Net asset value, end of period   $ 81.31    $ 100.82   $ 103.28   $ 82.94    $ 65.70

TOTAL RETURN A, B                 (14.53)%   8.42%      41.08%     35.54%     39.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 344,152  $ 547,000  $ 604,908  $ 426,424  $ 270,466
(000 omitted)

Ratio of expenses to average      1.19%      1.20%      1.31%      1.45%      1.42%
net assets

Ratio of expenses to average      1.17% D    1.18% D    1.29% D    1.43% D    1.41% D
net assets after expense
reductions

Ratio of net investment           .66%       .58%       .78%       1.03%      1.78%
income to average net assets

Portfolio turnover rate           57%        60%        84%        80%        125%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

HOME FINANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT HOME FINANCE               -24.88%      69.94%        477.77%

SELECT HOME FINANCE  (LOAD        -27.21%      64.77%        460.36%
ADJ.)

S&P 500                           11.73%       206.94%       425.47%

GS Financial Services             -14.90%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 252 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT HOME FINANCE         -24.88%      11.19%        19.17%

SELECT HOME FINANCE  (LOAD  -27.21%      10.50%        18.81%
ADJ.)

S&P 500                     11.73%       25.14%        18.05%

GS Financial Services       -14.90%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             HOME FINANCE                S&P 500
             00098                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9721.13                    10265.00
  1990/04/30       9488.67                    10008.38
  1990/05/31      10386.82                    10984.19
  1990/06/30      10281.15                    10909.50
  1990/07/31       9393.57                    10874.59
  1990/08/31       8442.59                     9891.53
  1990/09/30       7713.51                     9409.81
  1990/10/31       7132.35                     9369.35
  1990/11/30       7903.70                     9974.61
  1990/12/31       8658.66                    10252.90
  1991/01/31       9486.88                    10699.92
  1991/02/28      10777.62                    11464.97
  1991/03/31      11272.40                    11742.42
  1991/04/30      11659.62                    11770.60
  1991/05/31      12143.64                    12279.09
  1991/06/30      11466.01                    11716.71
  1991/07/31      12692.20                    12262.71
  1991/08/31      13176.23                    12553.34
  1991/09/30      13068.67                    12343.69
  1991/10/31      12842.79                    12509.10
  1991/11/30      12251.20                    12004.98
  1991/12/31      14252.65                    13378.35
  1992/01/31      15657.23                    13129.52
  1992/02/29      16680.72                    13300.20
  1992/03/31      16397.62                    13040.85
  1992/04/30      16746.04                    13424.25
  1992/05/31      18401.05                    13490.03
  1992/06/30      18424.10                    13289.02
  1992/07/31      19330.03                    13832.55
  1992/08/31      18282.21                    13548.98
  1992/09/30      18576.91                    13708.86
  1992/10/31      18926.18                    13756.84
  1992/11/30      20869.01                    14225.94
  1992/12/31      22498.19                    14400.92
  1993/01/31      24112.32                    14521.89
  1993/02/28      24521.37                    14719.39
  1993/03/31      25394.77                    15029.97
  1993/04/30      24019.27                    14666.24
  1993/05/31      23608.21                    15059.30
  1993/06/30      24197.03                    15102.97
  1993/07/31      25752.39                    15042.56
  1993/08/31      27107.78                    15612.67
  1993/09/30      28840.90                    15492.45
  1993/10/31      29063.10                    15813.15
  1993/11/30      27763.25                    15662.92
  1993/12/31      28639.07                    15852.44
  1994/01/31      29892.91                    16391.43
  1994/02/28      29330.44                    15947.22
  1994/03/31      28779.69                    15251.92
  1994/04/30      29892.40                    15447.15
  1994/05/31      31736.09                    15700.48
  1994/06/30      32264.62                    15315.82
  1994/07/31      32977.51                    15818.18
  1994/08/31      34046.85                    16466.72
  1994/09/30      32879.18                    16063.29
  1994/10/31      30912.58                    16424.71
  1994/11/30      29314.71                    15826.52
  1994/12/31      29406.91                    16061.23
  1995/01/31      30702.86                    16477.70
  1995/02/28      32977.65                    17119.83
  1995/03/31      32922.51                    17625.04
  1995/04/30      34645.84                    18144.10
  1995/05/31      36700.05                    18869.32
  1995/06/30      37086.07                    19307.65
  1995/07/31      38575.03                    19947.89
  1995/08/31      42131.98                    19997.96
  1995/09/30      43014.33                    20841.88
  1995/10/31      42228.49                    20767.47
  1995/11/30      44558.43                    21679.16
  1995/12/31      45137.07                    22096.70
  1996/01/31      46371.18                    22848.87
  1996/02/29      47236.47                    23060.68
  1996/03/31      48314.54                    23282.76
  1996/04/30      47697.70                    23625.95
  1996/05/31      48760.89                    24235.26
  1996/06/30      48979.35                    24327.60
  1996/07/31      49853.20                    23252.80
  1996/08/31      51906.75                    23743.20
  1996/09/30      54528.30                    25079.47
  1996/10/31      58358.68                    25771.16
  1996/11/30      62727.94                    27719.21
  1996/12/31      61781.79                    27170.09
  1997/01/31      65795.56                    28867.68
  1997/02/28      69673.02                    29094.00
  1997/03/31      63220.69                    27898.53
  1997/04/30      65115.59                    29564.07
  1997/05/31      69479.26                    31363.93
  1997/06/30      75410.61                    32769.03
  1997/07/31      82505.61                    35376.46
  1997/08/31      79095.48                    33394.67
  1997/09/30      86190.48                    35223.70
  1997/10/31      85511.69                    34047.23
  1997/11/30      85996.54                    35623.28
  1997/12/31      90046.66                    36234.93
  1998/01/31      84929.78                    36635.68
  1998/02/28      92242.08                    39277.85
  1998/03/31      98465.30                    41289.27
  1998/04/30     100785.86                    41704.64
  1998/05/31      97276.26                    40987.74
  1998/06/30      95592.36                    42652.66
  1998/07/31      91870.05                    42198.41
  1998/08/31      67480.09                    36097.36
  1998/09/30      70971.96                    38409.76
  1998/10/31      72886.29                    41534.01
  1998/11/30      76980.83                    44051.38
  1998/12/31      76714.95                    46589.63
  1999/01/31      76413.62                    48538.00
  1999/02/28      74605.64                    47029.44
  1999/03/31      76236.37                    48911.09
  1999/04/30      80639.21                    50805.42
  1999/05/31      77699.05                    49605.90
  1999/06/30      77645.27                    52359.03
  1999/07/31      76175.19                    50724.38
  1999/08/31      70994.06                    50473.29
  1999/09/30      70312.80                    49089.82
  1999/10/31      77107.43                    52196.23
  1999/11/30      71101.62                    53257.37
  1999/12/31      67227.10                    56394.23
  2000/01/31      63330.14                    53560.99
  2000/02/29      56036.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000320 163136 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $56,036 - a 460.36% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Freddie Mac                     13.9

Fannie Mae                      13.3

Golden West Financial Corp.     8.1

PMI Group, Inc.                 5.6

TCF Financial Corp.             4.9

Charter One Financial, Inc.     3.8

Washington Federal, Inc.        3.4

Dime Bancorp, Inc.              2.9

Wells Fargo & Co.               2.8

Chase Manhattan Corp.           2.2

                                60.9

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Savings & loans            35.5%           Row: 1, Col: 6, Value: 35.5
Federal Sponsored Credit   27.2%           Row: 1, Col: 5, Value: 27.2
Banks                      10.9%           Row: 1, Col: 4, Value: 10.9
Insurance                   9.6%           Row: 1, Col: 3, Value: 9.6
Credit & Other Finance      5.9%           Row: 1, Col: 2, Value: 5.9
*All Others                10.9%           Row: 1, Col: 1, Value: 10.9



* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

HOME FINANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Victor Thay)

Victor Thay,
Portfolio Manager
of Fidelity Select
Home Finance Portfolio

Q. HOW DID THE FUND PERFORM, VICTOR?

A. Not well. For the 12 months that ended February 29, 2000, the fund returned -24.88%, trailing both the 11.73% return of the Standard & Poor's 500 Index and the -14.90% return of the Goldman Sachs Financial Services Index, an index of 252 stocks designed to measure the performance of companies in the financial services sector.

Q. WHY DID THE FUND UNDERPERFORM THE INDEXES DURING THE PERIOD?

A. Rising interest rates were the main culprit. Although rising rates tend to have a negative impact on stock prices generally, home finance stocks are one of the most rate-sensitive groups in the financial services sector. That's because higher rates tend to reduce borrowing by homeowners and limit the growth of mortgage finance companies' loan portfolios. Another unfavorable influence was the slightly inverted yield curve - that is, the yields of some short-term debt securities were higher than those of their longer-term counterparts. An inverted yield curve is detrimental to home finance companies because they borrow short-term funds from depositors and lend mortgage money on a long-term basis. Profits are generated when long-term rates are above short-term rates. When the yield curve is inverted, profit margins are squeezed.

Q. AREN'T COMPANIES IN THE GOLDMAN SACHS INDEX RATE-SENSITIVE TOO?

A. They are to some extent. Remember, though, that the Goldman Sachs index comprises more than just home finance stocks. For example, there also are money center banks, which derive substantial revenue from fees and venture capital activities. Another industry represented in the index, brokerage firms, receives income from commissions on stock transactions as well as from investment banking activities. These various revenue streams were quite strong during the period, aided by robust economic growth and sharply advancing stock prices in a few less rate-sensitive sectors of the stock market.

Q. WHAT STOCKS PERFORMED WELL DURING THE PERIOD?

A. CMAC Investment Corp., which became a wholly owned subsidiary of Radian Group during the period, and MGIC Investment Corp. were two mortgage insurance holdings that did relatively well. Mortgage insurance stocks rebounded after hitting a low point in 1998, when it appeared that government-sponsored mortgage entities (GSEs) such as Fannie Mae and Freddie Mac might enter the mortgage insurance business and take away market share from existing players. As it turned out, the GSEs decided to stay out of mortgage insurance, which triggered stronger share prices in the group. In addition, investors responded positively to cost-cutting initiatives by MGIC and CMAC. A third holding that performed better than most was Long Beach Financial, an originator of loans to borrowers with less-than-ideal credit histories. The stock strengthened as the company was being acquired by savings and loan company Washington Mutual.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Freddie Mac and Fannie Mae, the two GSEs mentioned above, did poorly during the period. Although their earnings were largely insulated from rising interest rates, investors sold them along with other home finance stocks. Charter One Financial, a savings and loan making the transition to a commercial bank, was another disappointment. The stock responded negatively to a recent acquisition that raised questions about the viability of the company's business strategy. Another lackluster holding was Washington Mutual. Following a series of acquisitions in the past several years, the stock faltered when the company missed its earnings estimates.

Q. WHAT'S YOUR OUTLOOK, VICTOR?

A. As long as the economy stays in overdrive and the Federal Reserve Board feels compelled to raise interest rates to keep inflation in check, home finance stocks will probably struggle. On the positive side, the worst of the sector's underperformance due to higher rates is probably behind us. While I expect several more rate hikes this year, subsequent increases will probably have less impact on mortgage finance stocks, financially and psychologically, than the increases we've seen so far. My strategy in this challenging environment will be to stick with the companies whose business models make sense at this advanced stage of the business cycle and those with the lowest cost structures and best balance sheets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 098

TRADING SYMBOL: FSVLX
SIZE: as of February 29, 2000, more than $213 million

MANAGER: Victor Thay, since 1999; manager,
Fidelity Select Natural Gas Portfolio,
1997-1999; analyst, U.S. and Canadian
exploration and production industry,
1996-1999; analyst, Canadian equities,
1995-1996; joined Fidelity in 1995

HOME FINANCE PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 94.7%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 10.9%

Chase Manhattan Corp.             59,300                     $ 4,721,763

North Fork Bancorp, Inc.          130,900                     2,143,488

Peoples Heritage Financial        370,775                     3,939,484
Group, Inc.

PNC Financial Corp.               114,100                     4,414,244

Seacoast Financial Services       210,700                     2,080,663
Corp.

Wells Fargo & Co.                 178,600                     5,904,963

                                                              23,204,605

COMPUTER SERVICES & SOFTWARE
- 5.1%

Automatic Data Processing,        30,000                      1,306,875
Inc.

Digital Insight Corp.             2,400                       151,200

First Data Corp.                  50,000                      2,250,000

Homestore.com, Inc.               20,000                      1,366,250

Intuit, Inc. (a)                  65,000                      3,412,500

The Bisys Group (a)               45,000                      2,320,313

                                                              10,807,138

CREDIT & OTHER FINANCE - 5.9%

Countrywide Credit                183,515                     4,576,405
Industries, Inc.

Greenpoint Financial Corp.        91,300                      1,455,094

Household International, Inc.     145,600                     4,650,100

LendingTree, Inc.                 100,000                     1,175,000

WSFS Financial Corp.              70,000                      809,375

                                                              12,665,974

FEDERAL SPONSORED CREDIT -
27.2%

Fannie Mae                        534,800                     28,344,400

Freddie Mac                       711,300                     29,696,770

                                                              58,041,170

INSURANCE - 9.6%

MGIC Investment Corp.             111,100                     4,152,363

PMI Group, Inc.                   331,310                     12,030,694

Radian Group, Inc.                122,200                     4,238,813

                                                              20,421,870

REAL ESTATE INVESTMENT TRUSTS
- 0.4%

Indymac Mortgage Holdings,        63,000                      799,313
Inc.

SAVINGS & LOANS - 35.5%

Astoria Financial Corp.           119,200                     2,838,450

BankUnited Financial Corp.        200,000                     1,393,750
Class A (a)

Charter One Financial, Inc.       510,470                     8,039,903

Commercial Federal Corp.          84,225                      1,089,661

Dime Bancorp, Inc.                500,000                     6,093,750

Downey Financial Corp.            72,300                      1,423,406



                                 SHARES                      VALUE (NOTE 1)

First Federal Savings & Loan      35,300                     $ 992,813
Association of East Hartford

First Sentinel Bancorp, Inc.      134,900                     1,112,925

FirstFed Financial Corp. (a)      92,000                      1,173,000

Golden State Bancorp, Inc. (a)    111,292                     1,432,885

Golden West Financial Corp.       609,000                     17,356,500

Haven Bancorp, Inc.               18,100                      217,200

MAF Bancorp., Inc.                126,900                     2,157,300

Quaker City Bancorp, Inc. (a)     83,825                      1,278,331

Richmond County Financial         66,300                      1,106,381
Corp.

Roslyn Bancorp, Inc.              106,015                     1,629,981

SGV Bancorp., Inc. (a)            104,300                     2,320,675

TCF Financial Corp.               532,000                     10,540,250

Washington Federal, Inc.          473,470                     7,250,009

Washington Mutual, Inc.           134,680                     2,979,795

Webster Financial Corp.           153,700                     3,246,913

                                                              75,673,878

TELEPHONE SERVICES - 0.1%

IXnet, Inc.                       3,100                       165,075

TOTAL COMMON STOCKS                                           201,779,023
(Cost $204,518,458)

CASH EQUIVALENTS - 8.4%



Central Cash Collateral Fund,     599,400                     599,400
5.75% (b)

Taxable Central Cash Fund,        17,235,835                  17,235,835
5.66% (b)

TOTAL CASH EQUIVALENTS                                        17,835,235
(Cost $17,835,235)

TOTAL INVESTMENT PORTFOLIO -                                  219,614,258
103.1%
(Cost $222,353,693)

NET OTHER ASSETS - (3.1)%                                    $ (6,556,289)

NET ASSETS - 100%                                            $ 213,057,969

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $428,968,867 and $857,214,997, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $66,175 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $553,331. The fund received cash collateral of $599,400 which was invested in cash equivalents.

Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE                      PURCHASE COST  SALES COST   DIVIDEND INCOME  VALUE

Acadiana  Bancshares,   Inc.   $ -            $ 570,826    $ 15,743         $ -

Citizens First   Financial      -              768,875      -                -
Corp.

SGV Bancorp.,   Inc.            -              311,600      -                -

TOTALS                         $ -            $ 1,651,301  $ 15,743         $ -


INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $222,502,940. Net unrealized depreciation aggregated $2,888,682, of which $19,827,151 related to appreciated investment securities and $22,715,833 related to depreciated investment securities.

The fund hereby designates approximately $17,146,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $9,089,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

HOME FINANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 219,614,258
value (cost $222,353,693) -
See accompanying schedule

Receivable for investments                   4,815,610
sold

Receivable for fund shares                   90,629
sold

Dividends receivable                         274,042

Interest receivable                          64,355

Redemption fees receivable                   1,627

Other receivables                            9,557

 TOTAL ASSETS                                224,870,078

LIABILITIES

Payable for investments        $ 6,564,567
purchased

Payable for fund shares         4,359,932
redeemed

Accrued management fee          117,607

Other payables and accrued      170,603
expenses

Collateral on securities        599,400
loaned,  at value

 TOTAL LIABILITIES                           11,812,109

NET ASSETS                                  $ 213,057,969

Net Assets consist of:

Paid in capital                             $ 213,534,335

Undistributed net investment                 2,868,182
income

Accumulated undistributed net                (602,672)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (2,741,876)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 6,890,209                   $ 213,057,969
shares outstanding

NET ASSET VALUE and                          $30.92
redemption price per share
($213,057,969 (divided by)
6,890,209 shares)

Maximum offering price per                   $31.88
share (100/97.00 of $30.92)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                               $ 9,042,833
Dividends (including $15,743
received from affiliated
issuers)

Interest                                         1,454,159

Security lending                                 2,819

 TOTAL INCOME                                    10,499,811

EXPENSES

Management fee                   $ 2,904,120

Transfer agent fees               3,617,871

Accounting and security           359,560
lending fees

Non-interested trustees'          1,425
compensation

Custodian fees and expenses       19,485

Registration fees                 62,017

Audit                             28,393

Legal                             2,254

Miscellaneous                     461

 Total expenses before            6,995,586
reductions

 Expense reductions               (96,274)       6,899,312

NET INVESTMENT INCOME                            3,600,499

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,417,240
(including realized gain
(loss) of $658,315  on sale
of investments in
affiliated issuers)

 Foreign currency transactions    (3,137)        5,414,103

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (94,926,895)

 Assets and liabilities in        (3,203)        (94,930,098)
foreign currencies

NET GAIN (LOSS)                                  (89,515,995)

NET INCREASE (DECREASE) IN                      $ (85,915,496)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 376,497
charges paid to FDC

 Sales charges - Retained by                    $ 376,195
FDC

 Deferred sales charges                         $ 11,748
withheld   by FDC

 Exchange fees withheld by FSC                  $ 111,382

 Expense reductions                             $ 92,112
  Directed brokerage
arrangements

  Custodian credits                              434

  Transfer agent credits                         3,728

                                                $ 96,274

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 3,600,499                   $ 7,725,515
income

 Net realized gain (loss)         5,414,103                     22,583,634

 Change in net unrealized         (94,930,098)                  (316,657,120)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (85,915,496)                  (286,347,971)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,523,487)                   (2,223,405)
From net investment income

 From net realized gain           (8,694,427)                   (43,930,438)

 TOTAL DISTRIBUTIONS              (11,217,914)                  (46,153,843)

Share transactions Net            119,654,192                   655,146,906
proceeds from sales of shares

 Reinvestment of distributions    10,658,735                    45,331,306

 Cost of shares redeemed          (561,225,441)                 (1,297,847,011)

 NET INCREASE (DECREASE) IN       (430,912,514)                 (597,368,799)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  663,676                       1,700,582

  TOTAL INCREASE (DECREASE)       (527,382,248)                 (928,170,031)
IN NET ASSETS

NET ASSETS

 Beginning of period              740,440,217                   1,668,610,248

 End of period (including        $ 213,057,969                 $ 740,440,217
undistributed net investment
income of $2,868,182 and
$7,800,879, respectively)

OTHER INFORMATION
Shares

 Sold                             2,834,768                     13,208,817

 Issued in reinvestment of        267,110                       793,059
distributions

 Redeemed                         (13,801,852)                  (27,681,040)

 Net increase (decrease)          (10,699,974)                  (13,679,164)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999       1998         1997         1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 42.09    $ 53.36    $ 46.00      $ 33.30      $ 23.92
period

Income from Investment
Operations

Net investment income C           .30        .28        .33          .53          .53

Net realized and unrealized       (10.64)    (10.16)    13.10        14.60        9.72
gain (loss)

Total from investment             (10.34)    (9.88)     13.43        15.13        10.25
operations

Less Distributions

 From net investment income       (.19)      (.07)      (.29)        (.32)        (.19)

From net realized gain            (.69)      (1.38)     (5.84)       (2.16)       (.73)

Total distributions               (.88)      (1.45)     (6.13)       (2.48)       (.92)

Redemption fees added to paid     .05        .06        .06          .05          .05
in capital

Net asset value, end of period   $ 30.92    $ 42.09    $ 53.36      $ 46.00      $ 33.30

TOTAL RETURN A, B                 (24.88)%   (19.12)%   32.39%       47.50%       43.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 213,058  $ 740,440  $ 1,668,610  $ 1,176,828  $ 617,035
(000 omitted)

Ratio of expenses to average      1.39%      1.19%      1.21%        1.38%        1.35%
net assets

Ratio of expenses to average      1.37% D    1.18% D    1.19% D      1.34% D      1.32% D
net assets after expense
reductions

Ratio of net investment           .72%       .57%       .67%         1.41%        1.80%
income to average net assets

Portfolio turnover rate           91%        18%        54%          78%          81%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29


INSURANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT INSURANCE                -22.12%      102.94%       274.80%

SELECT INSURANCE (LOAD ADJ.)    -24.53%      96.78%        263.48%

S&P 500                         11.73%       206.94%       425.47%

GS Financial Services           -14.90%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 252 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT INSURANCE              -22.12%      15.21%        14.12%

SELECT INSURANCE (LOAD ADJ.)  -24.53%      14.50%        13.78%

S&P 500                       11.73%       25.14%        18.05%

GS Financial Services         -14.90%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             INSURANCE                   S&P 500
             00045                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9652.15                    10265.00
  1990/04/30       9317.20                    10008.38
  1990/05/31      10171.67                    10984.19
  1990/06/30      10199.01                    10909.50
  1990/07/31      10048.63                    10874.59
  1990/08/31       9002.75                     9891.53
  1990/09/30       8223.47                     9409.81
  1990/10/31       7895.35                     9369.35
  1990/11/30       8941.23                     9974.61
  1990/12/31       9296.69                    10252.90
  1991/01/31       9795.70                    10699.92
  1991/02/28      10786.89                    11464.97
  1991/03/31      11497.82                    11742.42
  1991/04/30      11436.29                    11770.60
  1991/05/31      11723.40                    12279.09
  1991/06/30      10994.63                    11716.71
  1991/07/31      11402.86                    12262.71
  1991/08/31      11333.67                    12553.34
  1991/09/30      11444.38                    12343.69
  1991/10/31      11790.34                    12509.10
  1991/11/30      11686.55                    12004.98
  1991/12/31      12706.75                    13378.35
  1992/01/31      12692.86                    13129.52
  1992/02/29      13033.10                    13300.20
  1992/03/31      12845.62                    13040.85
  1992/04/30      12519.27                    13424.25
  1992/05/31      12685.92                    13490.03
  1992/06/30      12951.31                    13289.02
  1992/07/31      13685.12                    13832.55
  1992/08/31      13284.17                    13548.98
  1992/09/30      13987.72                    13708.86
  1992/10/31      14585.36                    13756.84
  1992/11/30      15084.65                    14225.94
  1992/12/31      15565.92                    14400.92
  1993/01/31      16216.73                    14521.89
  1993/02/28      16522.99                    14719.39
  1993/03/31      17395.85                    15029.97
  1993/04/30      16981.91                    14666.24
  1993/05/31      16544.51                    15059.30
  1993/06/30      16721.01                    15102.97
  1993/07/31      17304.21                    15042.56
  1993/08/31      18186.69                    15612.67
  1993/09/30      18248.08                    15492.45
  1993/10/31      17718.59                    15813.15
  1993/11/30      16636.60                    15662.92
  1993/12/31      16838.66                    15852.44
  1994/01/31      17065.64                    16391.43
  1994/02/28      16317.44                    15947.22
  1994/03/31      15552.43                    15251.92
  1994/04/30      15720.56                    15447.15
  1994/05/31      16443.54                    15700.48
  1994/06/30      16351.07                    15315.82
  1994/07/31      16653.71                    15818.18
  1994/08/31      17107.67                    16466.72
  1994/09/30      16989.98                    16063.29
  1994/10/31      16779.81                    16424.71
  1994/11/30      15930.73                    15826.52
  1994/12/31      16779.81                    16061.23
  1995/01/31      17385.09                    16477.70
  1995/02/28      17914.72                    17119.83
  1995/03/31      18200.54                    17625.04
  1995/04/30      18368.69                    18144.10
  1995/05/31      18772.96                    18869.32
  1995/06/30      19362.51                    19307.65
  1995/07/31      19943.64                    19947.89
  1995/08/31      20524.76                    19997.96
  1995/09/30      21543.84                    20841.88
  1995/10/31      20895.34                    20767.47
  1995/11/30      22141.81                    21679.16
  1995/12/31      22620.80                    22096.70
  1996/01/31      23279.49                    22848.87
  1996/02/29      23201.49                    23060.68
  1996/03/31      22941.48                    23282.76
  1996/04/30      22656.92                    23625.95
  1996/05/31      23114.82                    24235.26
  1996/06/30      23528.68                    24327.60
  1996/07/31      23009.15                    23252.80
  1996/08/31      23977.77                    23743.20
  1996/09/30      25148.92                    25079.47
  1996/10/31      26469.77                    25771.16
  1996/11/30      28098.81                    27719.21
  1996/12/31      27983.39                    27170.09
  1997/01/31      29133.02                    28867.68
  1997/02/28      29762.58                    29094.00
  1997/03/31      28156.75                    27898.53
  1997/04/30      29818.48                    29564.07
  1997/05/31      32009.19                    31363.93
  1997/06/30      34352.96                    32769.03
  1997/07/31      37251.58                    35376.46
  1997/08/31      35328.73                    33394.67
  1997/09/30      37586.40                    35223.70
  1997/10/31      36591.50                    34047.23
  1997/11/30      37318.54                    35623.28
  1997/12/31      39868.20                    36234.93
  1998/01/31      39323.03                    36635.68
  1998/02/28      42503.19                    39277.85
  1998/03/31      44865.61                    41289.27
  1998/04/30      45136.71                    41704.64
  1998/05/31      44616.65                    40987.74
  1998/06/30      46588.54                    42652.66
  1998/07/31      45700.11                    42198.41
  1998/08/31      38473.47                    36097.36
  1998/09/30      40954.58                    38409.76
  1998/10/31      42677.27                    41534.01
  1998/11/30      45429.24                    44051.38
  1998/12/31      47968.60                    46589.63
  1999/01/31      46816.47                    48538.00
  1999/02/28      46683.53                    47029.44
  1999/03/31      48433.89                    48911.09
  1999/04/30      50958.10                    50805.42
  1999/05/31      50450.09                    49605.90
  1999/06/30      50631.52                    52359.03
  1999/07/31      48926.07                    50724.38
  1999/08/31      45986.87                    50473.29
  1999/09/30      41003.55                    49089.82
  1999/10/31      47099.66                    52196.23
  1999/11/30      45345.82                    53257.37
  1999/12/31      45115.82                    56394.23
  2000/01/31      41432.90                    53560.99
  2000/02/29      36348.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000320 164145 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $36,348 - a 263.48% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

American International Group,   7.7
Inc.

CIGNA Corp.                     6.2

Marsh & McLennan Companies,     5.8
Inc.

Ambac Financial Group, Inc.     5.8

AXA Financial, Inc.             5.6

AFLAC, Inc.                     5.3

The Chubb Corp.                 5.0

Berkshire Hathaway, Inc.        4.8
Class A

American General Corp.          4.5

MBIA, Inc.                      4.1

                                54.8

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Insurance                  85.7%           Row: 1, Col: 6, Value: 85.7
Securities Industry         5.6%           Row: 1, Col: 5, Value: 5.6
Medical Facilities
Management                  1.5%           Row: 1, Col: 4, Value: 1.5
Holding Companies           1.4%           Row: 1, Col: 3, Value: 1.4
Credit & Other Finance      1.0%           Row: 1, Col: 2, Value: 1.0
*All Others                 4.8%           Row: 1, Col: 1, Value: 4.8



* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

INSURANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Timothy Cohen)

Timothy Cohen,
Portfolio Manager
of Fidelity Select
Insurance Portfolio

Q. HOW DID THE FUND PERFORM, TIM?

A. It was a difficult period for insurance company stocks. For the 12 months ending February 29, 2000, the fund's total return was -22.12%. During the same period, the Goldman Sachs Financial Services Index - an index of 252 stocks designed to measure the performance of companies in the financial services sector - had a return of -14.90%, while the Standard & Poor's 500 Index, a measure of the broader market's performance, returned 11.73%.

Q. WHAT WERE THE MAJOR FACTORS AFFECTING PERFORMANCE?

A. Virtually all insurance company stocks performed poorly as rising interest rates hurt financial services companies in general. In the insurance industry, intense price competition among property and casualty companies kept premiums down, while the industry experienced abnormally high damage claims because of natural disasters such as earthquakes, tornadoes and hurricanes. In addition, the lack of merger-and-acquisition activity among life insurance companies disappointed investors.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES?

A. For most of the year, I favored health, life and specialty insurers, while avoiding the commodity property and casualty sectors, especially those companies emphasizing personal lines such as automobile and home insurance. While I continued to avoid personal lines insurers, I increased the investments in commercial property and casualty insurers late in the period. Some of their stock prices dropped well below their intrinsic values and I saw signs that companies were gaining more power to raise the premiums they charged. I invested in companies such as Chubb Insurance, which focuses largely on the commercial insurance market, and Marsh & McLennan, a commercial insurance brokerage company. I continued to favor bond insurance companies because of their strong fundamentals. Later in the period, I decreased the weightings in life and health companies, principally because I saw better value in the commercial area and some of the valuations had become stretched based on expectations of acquisitions.

Q. WHAT INVESTMENTS PERFORMED RELATIVELY WELL?

A. In an otherwise poor year for insurance companies, the best performance came from my investments in high-quality, diversified growth companies such as American International Group, Citigroup and Marsh & McLennan. These large-cap companies demonstrated consistent earnings growth and were in favor in the overall stock market.

Q. WHAT WERE YOUR MAJOR DISAPPOINTMENTS?

A. Bond insurance companies such as MBIA and Ambac Financial did not perform well. Both are highly interest-rate sensitive and rising rates throughout the year hurt their stock prices. My conviction in these companies did not diminish, however. Their fundamentals actually strengthened during the year as they realized healthy earnings growth and gained improved pricing power. With their stocks trading at extremely attractive valuations, I continued to hold them. Several other companies also performed poorly. UnumProvident Corp. had difficulty with a deficiency in reserves for claims in its disability business. Mutual Risk Management, a Bermuda-based company that helps commercial businesses establish self-insurance programs, also was disappointing. At a time when commercial insurance premiums were very low, businesses had less incentive to use self-insurance programs.

Q. WHAT IS YOUR OUTLOOK?

A. I am more encouraged about the prospects for insurance stocks than I have been in over a year. The stocks have been trading at extremely low valuations, and I am beginning to see signs that commercial property and casualty companies are gaining greater pricing power. At the same time, I must point out that this sector typically performs poorly when interest rates rise. In addition, insurance company stocks have suffered as investors sold old economy stocks and moved to new economy opportunities in technology. Before insurance company stocks begin to revive, we probably need to see a change in the external factors of rising interest rates and investor fascination with technology stocks. When these factors do change, the insurance sector is poised to perform very well, especially in light of enactment of new financial services industry legislation that should encourage renewed merger-and-acquisition activity.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 045

TRADING SYMBOL: FSPCX

SIZE: as of February 29, 2000, more than $29 million

MANAGER: Timothy Cohen, since 1999; equity analyst, business and consumer services,
1996-1998; joined Fidelity in 1996

INSURANCE PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.2%

                               SHARES                    VALUE (NOTE 1)

CREDIT & OTHER FINANCE - 1.0%

Citigroup, Inc.                 5,948                    $ 307,437

HOLDING COMPANIES - 1.4%

PartnerRe Ltd.                  13,300                    412,300

INSURANCE - 85.7%

ACE Ltd.                        21,300                    380,738

AFLAC, Inc.                     42,900                    1,568,531

Allmerica Financial Corp.       22,273                    929,898

Ambac Financial Group, Inc.     38,700                    1,700,381

American General Corp.          25,400                    1,325,563

American International Group,   25,537                    2,258,423
Inc.

Arthur J. Gallagher & Co.       5,700                     291,413

Berkshire Hathaway, Inc.        32                        1,408,000
Class A (a)

CIGNA Corp.                     24,900                    1,837,931

Commerce Group, Inc.            13,700                    409,288

E.W. Blanch Holdings, Inc.      16,600                    780,200

Everest Re Group Ltd. (a)       21,900                    537,919

Financial Security Assurance    14,900                    670,500
Holdings Ltd.

Hartford Financial Services     34,300                    1,071,875
Group, Inc.

Hartford Life, Inc. Class A     14,200                    502,325

Horace Mann Educators Corp.     21,300                    330,150

Jefferson-Pilot Corp.           11,400                    593,513

Lincoln National Corp.          22,200                    617,438

Marsh & McLennan Companies,     22,100                    1,709,988
Inc.

MBIA, Inc.                      31,700                    1,216,488

MGIC Investment Corp.           7,000                     261,625

Mutual Risk Management Ltd.     25,100                    345,125

Nationwide Financial            3,500                     80,719
Services, Inc.  Class A

PMI Group, Inc.                 11,450                    415,778

Protective Life Corp.           12,600                    277,200

Reliastar Financial Corp.       22,711                    634,489

RenaissanceRe Holdings Ltd.     12,900                    488,588

The Chubb Corp.                 30,300                    1,490,381

Torchmark Corp.                 11,800                    233,788

UnumProvident Corp.             34,935                    467,256

Xl Capital Ltd.                 11,400                    460,988

                                                          25,296,499

MEDICAL FACILITIES MANAGEMENT
- 1.5%

Wellpoint Health Networks,      6,400                     432,000
Inc. (a)

SECURITIES INDUSTRY - 5.6%

AXA Financial, Inc.             55,100                    1,649,556

TOTAL COMMON STOCKS                                       28,097,792
(Cost $31,157,980)

CASH EQUIVALENTS - 5.1%

                               SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund,      1,501,763                $ 1,501,763
5.66% (b) (Cost $1,501,763)

TOTAL INVESTMENT PORTFOLIO -                              29,599,555
100.3%
(Cost $32,659,743)

NET OTHER ASSETS - (0.3)%                                $ (78,962)

NET ASSETS - 100%                                        $ 29,520,593

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $63,350,978 and $105,133,071, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,528 for the period.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $32,719,661. Net unrealized depreciation aggregated $3,120,106, of which $2,859,608 related to appreciated investment securities and $5,979,714 related to depreciated investment securities.

The fund hereby designates approximately $14,894,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $383,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

A total of 51% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

INSURANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 29,599,555
value  (cost $32,659,743) -
See accompanying schedule

Receivable for investments                  635,408
sold

Receivable for fund shares                  159,505
sold

Dividends receivable                        53,744

Interest receivable                         8,242

Redemption fees receivable                  181

 TOTAL ASSETS                               30,456,635

LIABILITIES

Payable for fund shares         $ 884,880
redeemed

Accrued management fee           16,235

Other payables and  accrued      34,927
expenses

 TOTAL LIABILITIES                          936,042

NET ASSETS                                 $ 29,520,593

Net Assets consist of:

Paid in capital                            $ 27,857,980

Accumulated undistributed net               4,722,801
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (3,060,188)
(depreciation) on investments

NET ASSETS, for 1,067,879                  $ 29,520,593
shares outstanding

NET ASSET VALUE and                         $27.64
redemption price per share
($29,520,593 (divided by)
1,067,879 shares)

Maximum offering price per                  $28.49
share (100/97.00 of $27.64)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 642,126
Dividends

Interest                                      144,882

Security lending                              658

 TOTAL INCOME                                 787,666

EXPENSES

Management fee                   $ 366,679

Transfer agent fees               404,158

Accounting and security           61,095
lending fees

Non-interested trustees'          194
compensation

Custodian fees and expenses       13,969

Registration fees                 25,903

Audit                             12,478

Legal                             268

Miscellaneous                     62

 Total expenses before            884,806
reductions

 Expense reductions               (19,336)    865,470

NET INVESTMENT INCOME (LOSS)                  (77,804)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            9,100,755

 Foreign currency transactions    26          9,100,781

Change in net unrealized                      (18,366,238)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (9,265,457)

NET INCREASE (DECREASE) IN                   $ (9,343,261)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 128,554
charges paid to FDC

 Sales charges - Retained by                 $ 127,441
FDC

 Deferred sales charges                      $ 1,211
withheld   by FDC

 Exchange fees withheld by FSC               $ 11,664

 Expense reductions  Directed                $ 19,336
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (77,804)                    $ (106,344)
income (loss)

 Net realized gain (loss)         9,100,781                     13,198,732

 Change in net unrealized         (18,366,238)                  (4,563,684)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (9,343,261)                   8,528,704
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (11,006,673)                  (11,641,173)
from net realized gains

Share transactions Net            39,337,528                    64,911,861
proceeds from sales of shares

 Reinvestment of distributions    10,527,687                    11,462,296

 Cost of shares redeemed          (82,991,526)                  (115,658,850)

 NET INCREASE (DECREASE) IN       (33,126,311)                  (39,284,693)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  117,358                       126,042

  TOTAL INCREASE (DECREASE)       (53,358,887)                  (42,271,120)
IN NET ASSETS

NET ASSETS

 Beginning of period              82,879,480                    125,150,600

 End of period                   $ 29,520,593                  $ 82,879,480

OTHER INFORMATION
Shares

 Sold                             1,020,932                     1,540,455

 Issued in reinvestment of        282,466                       274,802
distributions

 Redeemed                         (2,202,457)                   (2,821,222)

 Net increase (decrease)          (899,059)                     (1,005,965)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999      1998       1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 42.14    $ 42.10   $ 32.62    $ 26.77   $ 21.31
period

Income from Investment
Operations

Net investment income (loss) C    (.05)      (.04)     .01        .01       .06

Net realized and unrealized       (7.92)     4.01      12.93      7.21      6.15
gain (loss)

Total from investment             (7.97)     3.97      12.94      7.22      6.21
operations

Less Distributions

 From net investment income       -          -         -          (.03)     (.07)

From net realized gain            (6.60)     (3.98)    (3.54)     (1.45)    (.72)

Total distributions               (6.60)     (3.98)    (3.54)     (1.48)    (.79)

Redemption fees added to paid     .07        .05       .08        .11       .04
in capital

Net asset value, end of period   $ 27.64    $ 42.14   $ 42.10    $ 32.62   $ 26.77

TOTAL RETURN A, B                 (22.12)%   9.84%     42.81%     28.28%    29.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 29,521   $ 82,879  $ 125,151  $ 42,367  $ 38,994
(000 omitted)

Ratio of expenses to average      1.39%      1.33%     1.45%      1.82%     1.77%
net assets

Ratio of expenses to average      1.36% D    1.31% D   1.43% D    1.77% D   1.74% D
net assets after expense
reductions

Ratio of net investment           (.12)%     (.10)%    .02%       .05%      .26%
income (loss) to average net
assets

Portfolio turnover rate           107%       72%       157%       142%      164%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29


BIOTECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT BIOTECHNOLOGY          173.22%      518.88%       1,302.07%

SELECT BIOTECHNOLOGY (LOAD    164.95%      500.24%       1,259.94%
ADJ.)

S&P 500                       11.73%       206.94%       425.47%

GS Health Care                3.51%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 97 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT BIOTECHNOLOGY         173.22%      43.99%        30.22%

SELECT BIOTECHNOLOGY  (LOAD  164.95%      43.11%        29.82%
ADJ.)

S&P 500                      11.73%       25.14%        18.05%

GS Health Care               3.51%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             BIOTECHNOLOGY               S&P 500
             00042                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10108.63                    10265.00
  1990/04/30      10235.91                    10008.38
  1990/05/31      11676.17                    10984.19
  1990/06/30      12491.56                    10909.50
  1990/07/31      12525.43                    10874.59
  1990/08/31      12139.30                     9891.53
  1990/09/30      11868.33                     9409.81
  1990/10/31      11969.95                     9369.35
  1990/11/30      13419.62                     9974.61
  1990/12/31      13827.67                    10252.90
  1991/01/31      15415.71                    10699.92
  1991/02/28      17600.12                    11464.97
  1991/03/31      19416.99                    11742.42
  1991/04/30      18570.97                    11770.60
  1991/05/31      19749.86                    12279.09
  1991/06/30      18701.26                    11716.71
  1991/07/31      20384.81                    12262.71
  1991/08/31      21813.28                    12553.34
  1991/09/30      22942.93                    12343.69
  1991/10/31      25202.24                    12509.10
  1991/11/30      23518.69                    12004.98
  1991/12/31      27523.31                    13378.35
  1992/01/31      26971.64                    13129.52
  1992/02/29      24900.97                    13300.20
  1992/03/31      23011.67                    13040.85
  1992/04/30      20865.42                    13424.25
  1992/05/31      22361.75                    13490.03
  1992/06/30      21969.26                    13289.02
  1992/07/31      23117.71                    13832.55
  1992/08/31      21671.82                    13548.98
  1992/09/30      21597.46                    13708.86
  1992/10/31      22655.02                    13756.84
  1992/11/30      24885.82                    14225.94
  1992/12/31      24676.51                    14400.92
  1993/01/31      23408.38                    14521.89
  1993/02/28      19630.03                    14719.39
  1993/03/31      19925.35                    15029.97
  1993/04/30      20437.82                    14666.24
  1993/05/31      21758.07                    15059.30
  1993/06/30      21888.35                    15102.97
  1993/07/31      21167.43                    15042.56
  1993/08/31      21966.53                    15612.67
  1993/09/30      22869.86                    15492.45
  1993/10/31      24572.28                    15813.15
  1993/11/30      24381.20                    15662.92
  1993/12/31      24850.23                    15852.44
  1994/01/31      25701.45                    16391.43
  1994/02/28      23981.65                    15947.22
  1994/03/31      21558.29                    15251.92
  1994/04/30      21167.43                    15447.15
  1994/05/31      20811.31                    15700.48
  1994/06/30      19986.15                    15315.82
  1994/07/31      20038.27                    15818.18
  1994/08/31      21914.41                    16466.72
  1994/09/30      21844.93                    16063.29
  1994/10/31      21097.94                    16424.71
  1994/11/30      20707.08                    15826.52
  1994/12/31      20333.59                    16061.23
  1995/01/31      21245.60                    16477.70
  1995/02/28      21975.21                    17119.83
  1995/03/31      22331.33                    17625.04
  1995/04/30      23026.20                    18144.10
  1995/05/31      23234.66                    18869.32
  1995/06/30      24077.19                    19307.65
  1995/07/31      25154.24                    19947.89
  1995/08/31      26161.80                    19997.96
  1995/09/30      27334.39                    20841.88
  1995/10/31      27117.24                    20767.47
  1995/11/30      28020.57                    21679.16
  1995/12/31      30317.42                    22096.70
  1996/01/31      32110.52                    22848.87
  1996/02/29      31858.10                    23060.68
  1996/03/31      31353.24                    23282.76
  1996/04/30      32030.18                    23625.95
  1996/05/31      32403.97                    24235.26
  1996/06/30      30446.03                    24327.60
  1996/07/31      28212.19                    23252.80
  1996/08/31      29511.56                    23743.20
  1996/09/30      31238.11                    25079.47
  1996/10/31      30152.34                    25771.16
  1996/11/30      30330.33                    27719.21
  1996/12/31      32017.78                    27170.09
  1997/01/31      33485.22                    28867.68
  1997/02/28      33721.59                    29094.00
  1997/03/31      30245.03                    27898.53
  1997/04/30      28918.51                    29564.07
  1997/05/31      32594.84                    31363.93
  1997/06/30      33448.64                    32769.03
  1997/07/31      33649.53                    35376.46
  1997/08/31      33880.56                    33394.67
  1997/09/30      38340.38                    35223.70
  1997/10/31      36944.17                    34047.23
  1997/11/30      36291.27                    35623.28
  1997/12/31      36907.99                    36234.93
  1998/01/31      37214.23                    36635.68
  1998/02/28      39153.77                    39277.85
  1998/03/31      40753.04                    41289.27
  1998/04/30      39135.97                    41704.64
  1998/05/31      37799.73                    40987.74
  1998/06/30      37835.85                    42652.66
  1998/07/31      38449.79                    42198.41
  1998/08/31      32514.99                    36097.36
  1998/09/30      37956.23                    38409.76
  1998/10/31      40508.31                    41534.01
  1998/11/30      42133.46                    44051.38
  1998/12/31      47875.65                    46589.63
  1999/01/31      50668.50                    48538.00
  1999/02/28      49777.67                    47029.44
  1999/03/31      52221.42                    48911.09
  1999/04/30      48044.36                    50805.42
  1999/05/31      49927.51                    49605.90
  1999/06/30      54007.66                    52359.03
  1999/07/31      59053.52                    50724.38
  1999/08/31      65801.46                    50473.29
  1999/09/30      60490.02                    49089.82
  1999/10/31      63532.03                    52196.23
  1999/11/30      68903.82                    53257.37
  1999/12/31      85110.04                    56394.23
  2000/01/31      98726.64                    53560.99
  2000/02/29     135994.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000313 085407 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $135,994 - a 1,259.94% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Immunex Corp.                   7.8

Millennium Pharmaceuticals,     4.7
Inc.

Alkermes, Inc.                  4.6

IDEC Pharmaceuticals Corp.      4.6

Human Genome Sciences, Inc.     4.6

Medimmune, Inc.                 4.4

Amgen, Inc.                     4.0

Biogen, Inc.                    3.8

Protein Design Labs, Inc.       3.7

Affymetrix, Inc.                3.6

                                45.8

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Drugs & Pharmaceuticals    85.1%           Row: 1, Col: 6, Value: 85.09999999999999
Computer Services &
Software                    3.8%           Row: 1, Col: 5, Value: 3.8
Medical Facilities
Management                  0.3%           Row: 1, Col: 4, Value: 0.03000000000000001
Medical Equipment
& Supplies                  0.2%           Row: 1, Col: 3, Value: 0.2
Electronic Instruments      0.0%           Row: 1, Col: 2, Value: 0.0
*All Others                10.6%           Row: 1, Col: 1, Value: 10.6


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

BIOTECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Rajiv Kaul)(photograph of Yolanda McGettigan)

NOTE TO SHAREHOLDERS: The following is an interview with Rajiv Kaul
(left), who managed Fidelity Select Biotechnolgy Portfolio for most of the period covered by this report, with additional comments from Yolanda McGettigan, who became manager of the fund on February 1, 2000.

Q. HOW DID THE FUND PERFORM, RAJIV?

R.K. For the 12-month period that ended February 29, 2000, the fund returned 173.22%, significantly outperforming the Goldman Sachs Health Care Index - an index of 97 stocks designed to measure the performance of companies in the health care sector - which returned 3.51%. The fund also compares its performance to the Standard & Poor's 500 Index, which returned 11.73% during the same time period.

Q. WHAT WERE THE REASONS FOR THE FUND'S STRONG PERFORMANCE?

R.K. Biotechnology stocks performed strongly as they began to reap the rewards of their drug research and development. Many companies made breakthroughs in launching new drugs or got much closer to releasing new products to the market. Biotechnology companies also were seen as potential takeover targets by large pharmaceutical companies seeking to fill out their diminishing product pipelines. During the year, the fund continued to focus not so much on the hyped stories, but on those companies with existing products or the prospects of new product cycles. The fund also benefited from its focus on companies with strong business fundamentals.

Q. HOW DID GENOMICS COMPANIES DO?

R.K. Investor enthusiasm over genomics resulted in stellar performance during the year. Genomics, or the decoding of the human genetic code, has the potential to produce new drugs that are very effective and profitable. By targeting specific diseases and treatments more quickly, it also may reduce the time spent in development, saving money. Genomics companies made significant progress during the year in their efforts to map the human gene, leading to pinpointing genetic differences of specific diseases and developing new, targeted treatments.

Q. WHICH STOCKS HELPED THE FUND'S PERFORMANCE?

R.K. Immunex, the fund's top holding at the end of the period, launched a blockbuster drug, Enbrel, used in the treatment of rheumatoid arthritis. With no real competition for its lead drug and a second drug in the pipeline, the company's momentum was very strong and its stock did well. Medimmune, another top holding, also had a very good year, launching its new drug, Synagis, a vaccine used in the prevention of respiratory disease in premature infants. Affymetrix, a maker of chips used for DNA analysis and genomics testing, had an excellent year. Its superior technology propelled demand for its product, and it performed well.

Q. WHICH STOCKS HURT THE FUND?

R.K. Although pharmaceutical companies had solid fundamentals, they continued to face difficulties during the year. Rising interest rates, products coming off of patent protection, few big product launches and pending health care legislation all caused investors to be concerned about the prospects for good performance. Fund holdings Schering-Plough, Merck and Eli Lilly were all hurt by these factors.

Q. TURNING TO YOU, YOLANDA, WHERE DO YOU SEE OPPORTUNITIES NOW?

Y.M. I'm positioning the fund to capitalize on the strong fundamentals of biotechnology drugs currently on the market, as well as the potential for products in the late stage of development. The fund's focus is on established biotechnology companies and companies facilitating the process of drug development - both within genomics and drug technology platforms. Both types of companies should enable other biotechnology firms to develop drugs in a more focused, expedited fashion, with improved odds of success. That said, the risks inherent within the biotechnology industry are significant. Because of this, the fund tends to avoid companies with products in the early stage of development, where the probability of success can be as low as 20%.

Q. WHAT'S YOUR OUTLOOK?

Y.M. I'm very optimistic. The environment for biotechnology companies should continue to be favorable. Currently, there are approximately 750 drugs in clinical testing - up from 200 in 1994 - including approximately 180 in late-stage development. This could translate into 70 new biotechnology drugs reaching the market by 2005. Additionally, the fruits of the Human Genome Project, whose goal is to map the human gene sequence, is scheduled to be completed this April. This could potentially lead to more accurate and faster drug development.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 042

TRADING SYMBOL: FBIOX

SIZE: as of February 29, 2000, more than $5.2 billion

MANAGER: Yolanda McGettigan, since
February 2000; manager, Fidelity Select
Banking Portfolio, 1999-January 2000;
Fidelity Select Construction and Housing
Portfolio, 1997-1999; joined Fidelity in 1997

BIOTECHNOLOGY PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets



COMMON STOCKS - 89.4%

                                 SHARES                         VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 3.8%

Affymetrix, Inc. (a)              666,450                       $ 193,020,581

Healtheon/Web Maryland Corp.      200,000                        11,062,500

MatrixOne, Inc.                   1,300                          32,500

Onvia.com, Inc.                   3,600                          75,600

                                                                 204,191,181

DRUGS & PHARMACEUTICALS - 85.1%

Abgenix, Inc. (a)                 63,400                         20,422,725

Advanced Tissue Sciences,         216,000                        1,647,000
Inc. (a)

Alkermes, Inc. (a)                1,272,400                      244,141,750

Allergan, Inc.                    1,106,500                      55,670,781

Alliance Pharmaceutical Corp.     754,300                        13,577,400
(a)

ALZA Corp. Class A. (a)           3,155,900                      115,782,081

Amgen, Inc. (a)                   3,087,500                      210,528,906

Amylin Pharmaceuticals, Inc.      795,900                        11,341,575
(a)

Anesta Corp. (a)                  288,500                        6,419,125

Ariad Pharmaceuticals, Inc.       187,500                        4,921,875
(a)

Aviron (a)                        40,100                         1,626,556

AXYS Pharmaceuticals, Inc. (a)    377,700                        6,043,200

Bio-Technology General Corp.      25,000                         480,469
(a)

Biochem Pharma, Inc. (a)          1,824,300                      47,822,434

BioCryst Pharmaceuticals,         182,300                        4,922,100
Inc. (a)

Biogen, Inc. (a)                  1,870,000                      201,843,125

Biora AB sponsored ADR (a)        34,700                         425,075

Biotransplant, Inc. (a)           273,100                        5,188,900

Celgene Corp. (a)                 200,040                        33,106,620

Cell Genesys, Inc. (a)            500,000                        19,437,500

Cellegy Pharmaceuticals, Inc.     286,100                        1,984,819
(a)

Cephalon, Inc. (a)                646,600                        42,978,694

Cerus Corp. (a)                   127,000                        6,127,750

Chiron Corp. (a)                  3,309,700                      165,485,000

COR Therapeutics, Inc. (a)(c)     1,645,290                      147,459,116

Creative Biomolecules, Inc.       409,800                        7,888,650
(a)

CV Therapeutics, Inc. (a)         550,400                        35,500,800

CYTOGEN Corp. (a)                 654,500                        11,453,750

Cytyc Corp. (a)                   679,700                        31,266,200

Emisphere Technologies, Inc.      199,300                        11,173,256
(a)

Enzo Biochem, Inc. (a)            523,200                        41,463,600

Enzon, Inc. (a)                   25,000                         1,450,000

Epitope, Inc. (a)                 60,000                         712,500

GelTex Pharmaceuticals, Inc.      160,000                        3,510,000
(a)

Genelabs Technologies, Inc.       718,700                        7,726,025
(a)

Genentech, Inc.                   775,200                        149,516,700

Genome Therapeutics Corp. (a)     108,900                        5,390,550

Genzyme Corp. - General           3,150,300                      180,945,356
Division

Genzyme Transgenics Corp. (a)     207,700                        9,242,650

Gilead Sciences, Inc. (a)         860,745                        65,846,993

Guilford Pharmaceuticals,         137,500                        4,554,688
Inc. (a)

Human Genome Sciences, Inc.       1,106,400                      241,471,800
(a)

ICOS Corp. (a)                    492,800                        25,810,400

IDEC Pharmaceuticals Corp. (a)    1,715,980                      241,738,683



                                 SHARES                         VALUE (NOTE 1)

IGEN International, Inc. (a)      85,000                        $ 2,358,750

Ilex Oncology, Inc. (a)           346,500                        16,761,938

Imclone Systems, Inc. (a)         775,800                        101,678,288

Immune Response Corp. (a)         200,000                        3,100,000

Immunex Corp. (a)                 2,077,750                      410,225,761

Immunomedics, Inc. (a)            844,900                        24,607,713

Incara Pharmaceuticals Corp.      61,600                         246,400
(a)

Incyte Pharmaceuticals, Inc.      334,900                        92,285,881
(a)

Inhale Therapeutic Systems,       838,100                        84,857,625
Inc. (a)

Interneuron Pharmaceuticals,      1,591,600                      6,465,875
Inc. (a)

Isis Pharmaceuticals Co. (a)      338,080                        4,775,380

King Pharmaceuticals, Inc. (a)    125,409                        5,980,442

Kos Pharmaceuticals, Inc. (a)     90,000                         1,710,000

Ligand Pharmaceuticals, Inc.      797,500                        17,345,625
Class B (a)

Liposome, Inc. (a)                435,800                        5,856,063

Magainin Pharmaceuticals,         112,000                        805,000
Inc. (a)

Martek Biosciences (a)            157,000                        1,766,250

Matritech, Inc. (a)               77,500                         823,438

Matrix Pharmaceutical, Inc.       60,000                         1,042,500
(a)

Medarex, Inc. (a)                 612,500                        99,531,250

Medimmune, Inc. (a)               1,171,100                      232,463,350

Merck & Co., Inc.                 1,647,600                      101,430,375

Millennium Pharmaceuticals,       962,000                        250,240,250
Inc. (a)

Miravant Medical Technologies     160,800                        4,482,300
(a)

Myriad Genetics, Inc. (a)         150,800                        23,298,600

Nabi (a)                          481,400                        5,295,400

Neurogen Corp. (a)                50,800                         2,146,300

North American Vaccine, Inc.      473,900                        2,636,069
(a)

Northfield Laboratories, Inc.     44,500                         990,125
(a)

Noven Pharmaceuticals, Inc.       294,000                        4,244,625
(a)

NPS Pharmaceuticals, Inc. (a)     237,900                        6,467,906

Organogenesis, Inc. (a)           161,900                        2,428,500

OSI Pharmaceuticals, Inc. (a)     349,700                        9,813,456

OXiGENE, Inc. (a)                 181,300                        4,226,556

PE Corp. - Celera Genomics        23,900                         5,831,600
Group (a)

Protein Design Labs, Inc. (a)     776,200                        194,195,538

Regeneron Pharmaceuticals,        73,500                         4,152,750
Inc. (a)

Sangstat Medical Corp. (a)        392,300                        16,966,975

Schering-Plough Corp.             2,721,200                      94,901,850

Scios, Inc. (a)                   247,500                        1,980,000

Sepracor, Inc. (a)                1,107,400                      112,262,675

Serologicals Corp. (a)            120,000                        1,350,000

SICOR, Inc. (a)                   1,375,500                      13,669,031

Synaptic Pharmaceutical Corp.     17,500                         227,500
(a)

Titan Pharmaceuticals, Inc.       286,000                        14,371,500
(a)

Tularik, Inc.                     28,800                         2,271,600

Vertex Pharmaceuticals, Inc.      431,300                        31,323,163
(a)

Vical, Inc. (a)                   312,300                        18,445,219

ViroPharma, Inc. (a)              50,600                         4,737,425

Vivus, Inc. (a)                   229,300                        1,318,475

XOMA Ltd. (a)                     580,000                        5,365,000

                                                                 4,501,805,469

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

ELECTRONIC INSTRUMENTS - 0.0%

PE Corp. - Biosystems Group       80                            $ 8,440

MEDICAL EQUIPMENT & SUPPLIES
- 0.2%

Cygnus, Inc. (a)                  517,900                        9,548,781

Lifecore Biomedical, Inc. (a)     145,000                        1,585,938

                                                                 11,134,719

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Cryolife, Inc. (a)                147,500                        2,931,563

Neurocrine Biosciences, Inc.      320,600                        11,862,200
(a)

                                                                 14,793,763

TOTAL COMMON STOCKS                                              4,731,933,572
(Cost $2,613,002,015)

CASH EQUIVALENTS - 16.0%



Central Cash Collateral Fund,     198,730,000                    198,730,000
5.75% (b)

Taxable Central Cash Fund,        646,134,398                    646,134,398
5.66% (b)

TOTAL CASH EQUIVALENTS                                           844,864,398
(Cost $844,864,398)

TOTAL INVESTMENT PORTFOLIO -                                    5,576,797,970
105.4%
(Cost $3,457,866,413)

NET OTHER ASSETS - (5.4)%                                        (284,448,139)

NET ASSETS - 100%                                             $ 5,292,349,831


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,910,540,673 and $980,687,244, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $35,822 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $203,820,792. The fund received cash collateral of $198,730,000 which was invested in cash equivalents.

Transactions during the period with companies which are or were affiliates are as follows:

<s.
                              PURCHASE        SALES        DIVIDEND       VALUE
AFFILIATE                     COST            COST         INCOME
COR Therapeutics, Inc      .  $ 28,846,298    $ -          $ -            $147,459,116
CV Therapeutics, Inc.           1,112,287       4,019,061    -             -
Cellegy Pharmaceuticals, Inc.   -               608,231      -             -
TOTALS                        $ 29,958,585    $ 4,627,292  $ -            $147,459,116

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $3,476,188,293. Net unrealized appreciation aggregated $2,100,609,677, of which $2,173,436,275 related to appreciated investment securities and $72,826,598 related to depreciated investment securities.

The fund hereby designates approximately $42,369,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 5% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

BIOTECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                             FEBRUARY 29, 2000

ASSETS

Investment in securities, at                   $ 5,576,797,970
value  (cost $3,457,866,413)
-  See accompanying schedule

Receivable for investments                      711,865
sold

Receivable for fund shares                      119,261,929
sold

Dividends receivable                            88,523

Interest receivable                             2,072,959

Redemption fees receivable                      33,086

Other receivables                               323,633

 TOTAL ASSETS                                   5,699,289,965

LIABILITIES

Payable for investments         $ 189,676,622
purchased

Payable for fund shares          15,044,158
redeemed

Accrued management fee           1,826,902

Other payables and  accrued      1,662,452
expenses

Collateral on securities         198,730,000
loaned,  at value

 TOTAL LIABILITIES                              406,940,134

NET ASSETS                                     $ 5,292,349,831

Net Assets consist of:

Paid in capital                                $ 3,076,550,646

Accumulated undistributed net                   96,867,628
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                     2,118,931,557
(depreciation) on investments

NET ASSETS, for 49,338,604                     $ 5,292,349,831
shares outstanding

NET ASSET VALUE and                             $107.27
redemption price per share
($5,292,349,831 (divided by)
49,338,604 shares)

Maximum offering price per                      $110.59
share (100/97.00 of $107.27)

STATEMENT OF OPERATIONS
                                YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                                $ 1,751,135
Dividends

Interest                                          6,000,755

Security lending                                  489,956

 TOTAL INCOME                                     8,241,846

EXPENSES

Management fee                   $ 7,618,538

Transfer agent fees               5,822,443

Accounting and security           738,739
lending fees

Non-interested trustees'          6,536
compensation

Custodian fees and expenses       51,062

Registration fees                 796,582

Audit                             35,382

Legal                             3,522

Miscellaneous                     689

 Total expenses before            15,073,493
reductions

 Expense reductions               (155,224)       14,918,269

NET INVESTMENT INCOME (LOSS)                      (6,676,423)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            163,240,264
(including realized loss of
$967,563  on sales of
investments in  affiliated
issuers)

 Foreign currency transactions    11,968          163,252,232

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,933,492,335

 Assets and liabilities in        (645)           1,933,491,690
foreign currencies

NET GAIN (LOSS)                                   2,096,743,922

NET INCREASE (DECREASE) IN                       $ 2,090,067,499
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 23,234,295
charges paid to FDC

 Sales charges - Retained by                     $ 23,232,011
FDC

 Deferred sales charges                          $ 19,543
withheld   by FDC

 Exchange fees withheld by FSC                   $ 40,194

 Expense reductions                              $ 144,324
  Directed brokerage
arrangements

  Custodian credits                               5,783

  Transfer agent credits                          5,117

                                                 $ 155,224

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (6,676,423)                 $ (4,327,543)
income (loss)

 Net realized gain (loss)         163,252,232                   2,585,385

 Change in net unrealized         1,933,491,690                 152,855,134
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,090,067,499                 151,112,976
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (60,923,524)                  (33,971,527)
from net realized gains

Share transactions Net            3,361,002,098                 320,529,357
proceeds from sales of shares

 Reinvestment of distributions    58,575,624                    33,062,818

 Cost of shares redeemed          (900,425,402)                 (309,253,094)

 NET INCREASE (DECREASE) IN       2,519,152,320                 44,339,081
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  2,524,013                     507,092

  TOTAL INCREASE (DECREASE)       4,550,820,308                 161,987,622
IN NET ASSETS

NET ASSETS

 Beginning of period              741,529,523                   579,541,901

 End of period                   $ 5,292,349,831               $ 741,529,523

OTHER INFORMATION
Shares

 Sold                             45,451,966                    9,105,791

 Issued in reinvestment of        1,100,383                     970,436
distributions

 Redeemed                         (15,147,699)                  (8,928,498)

 Net increase (decrease)          31,404,650                    1,147,729


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F       1999       1998       1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 41.35      $ 34.52    $ 34.24    $ 36.60    $ 25.30
period

Income from Investment
Operations

Net investment income (loss) C    (.30)        (.26)      (.27)      (.20)      .11

Net realized and unrealized       68.93        9.15       5.20       1.89       11.21
gain (loss)

Total from investment             68.63        8.89       4.93       1.69       11.32
operations

Less Distributions

 From net investment income       -            -          -          (.03)      (.07)

From net realized gain            (2.82)       (2.09)     (4.71)     (4.06)     -

Total distributions               (2.82)       (2.09)     (4.71)     (4.09)     (.07)

Redemption fees added to paid     .11          .03        .06        .04        .05
in capital

Net asset value, end of period   $ 107.27     $ 41.35    $ 34.52    $ 34.24    $ 36.60

TOTAL RETURN A, B                 173.22%      27.13%     16.11%     5.85%      44.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,292,350  $ 741,530  $ 579,542  $ 674,902  $ 1,096,864
(000 omitted)

Ratio of expenses to average      1.16%        1.34%      1.49%      1.57%      1.44% D
net assets

Ratio of expenses to average      1.15% E      1.30% E    1.47% E    1.56% E    1.43% E
net assets after expense
reductions

Ratio of net investment           (.51)%       (.75)%     (.81)%     (.59)%     .35%
income (loss) to average net
assets

Portfolio turnover rate           72%          86%        162%       41%        67%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29

HEALTH CARE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT HEALTH CARE                1.15%        195.33%       698.52%

SELECT HEALTH CARE (LOAD ADJ.)    -1.96%       186.40%       674.49%

S&P 500                           11.73%       206.94%       425.47%

GS Health Care                    3.51%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 97 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT HEALTH CARE              1.15%        24.18%        23.09%

SELECT HEALTH CARE (LOAD ADJ.)  -1.96%       23.42%        22.72%

S&P 500                         11.73%       25.14%        18.05%

GS Health Care                  3.51%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Health Care                 S&P 500
             00063                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10086.86                    10265.00
  1990/04/30      10086.86                    10008.38
  1990/05/31      11474.76                    10984.19
  1990/06/30      11865.74                    10909.50
  1990/07/31      12029.56                    10874.59
  1990/08/31      11490.31                     9891.53
  1990/09/30      11144.46                     9409.81
  1990/10/31      11399.30                     9369.35
  1990/11/30      12612.04                     9974.61
  1990/12/31      12928.18                    10252.90
  1991/01/31      14204.40                    10699.92
  1991/02/28      15958.90                    11464.97
  1991/03/31      17381.54                    11742.42
  1991/04/30      17078.95                    11770.60
  1991/05/31      18006.23                    12279.09
  1991/06/30      17194.29                    11716.71
  1991/07/31      18715.72                    12262.71
  1991/08/31      19650.99                    12553.34
  1991/09/30      20046.97                    12343.69
  1991/10/31      21367.81                    12509.10
  1991/11/30      20200.68                    12004.98
  1991/12/31      23748.09                    13378.35
  1992/01/31      22968.92                    13129.52
  1992/02/29      21965.95                    13300.20
  1992/03/31      20625.89                    13040.85
  1992/04/30      19457.13                    13424.25
  1992/05/31      19857.77                    13490.03
  1992/06/30      19092.37                    13289.02
  1992/07/31      20240.90                    13832.55
  1992/08/31      19694.98                    13548.98
  1992/09/30      18331.66                    13708.86
  1992/10/31      18895.48                    13756.84
  1992/11/30      19930.65                    14225.94
  1992/12/31      19607.79                    14400.92
  1993/01/31      18554.73                    14521.89
  1993/02/28      16574.72                    14719.39
  1993/03/31      17031.89                    15029.97
  1993/04/30      17025.58                    14666.24
  1993/05/31      17706.60                    15059.30
  1993/06/30      17643.55                    15102.97
  1993/07/31      17069.72                    15042.56
  1993/08/31      17678.23                    15612.67
  1993/09/30      18229.98                    15492.45
  1993/10/31      19585.72                    15813.15
  1993/11/30      19519.51                    15662.92
  1993/12/31      20081.64                    15852.44
  1994/01/31      20479.36                    16391.43
  1994/02/28      19983.79                    15947.22
  1994/03/31      18680.16                    15251.92
  1994/04/30      19429.56                    15447.15
  1994/05/31      20526.90                    15700.48
  1994/06/30      20201.18                    15315.82
  1994/07/31      20605.96                    15818.18
  1994/08/31      23309.78                    16466.72
  1994/09/30      23477.39                    16063.29
  1994/10/31      23803.11                    16424.71
  1994/11/30      24318.58                    15826.52
  1994/12/31      24390.89                    16061.23
  1995/01/31      25682.78                    16477.70
  1995/02/28      26227.10                    17119.83
  1995/03/31      26940.22                    17625.04
  1995/04/30      27315.73                    18144.10
  1995/05/31      27578.91                    18869.32
  1995/06/30      28974.48                    19307.65
  1995/07/31      30633.23                    19947.89
  1995/08/31      30892.95                    19997.96
  1995/09/30      32624.43                    20841.88
  1995/10/31      32704.07                    20767.47
  1995/11/30      34082.33                    21679.16
  1995/12/31      35577.74                    22096.70
  1996/01/31      36850.33                    22848.87
  1996/02/29      36635.19                    23060.68
  1996/03/31      36762.82                    23282.76
  1996/04/30      36608.91                    23625.95
  1996/05/31      37273.02                    24235.26
  1996/06/30      37299.43                    24327.60
  1996/07/31      35842.93                    23252.80
  1996/08/31      37057.94                    23743.20
  1996/09/30      39608.72                    25079.47
  1996/10/31      38831.41                    25771.16
  1996/11/30      40918.06                    27719.21
  1996/12/31      41077.79                    27170.09
  1997/01/31      43557.96                    28867.68
  1997/02/28      44113.41                    29094.00
  1997/03/31      41693.52                    27898.53
  1997/04/30      43774.31                    29564.07
  1997/05/31      47108.23                    31363.93
  1997/06/30      50612.75                    32769.03
  1997/07/31      52503.36                    35376.46
  1997/08/31      48846.66                    33394.67
  1997/09/30      51876.23                    35223.70
  1997/10/31      51857.78                    34047.23
  1997/11/30      53310.32                    35623.28
  1997/12/31      53872.10                    36234.93
  1998/01/31      57748.43                    36635.68
  1998/02/28      60202.21                    39277.85
  1998/03/31      62343.98                    41289.27
  1998/04/30      63525.52                    41704.64
  1998/05/31      63144.74                    40987.74
  1998/06/30      66898.17                    42652.66
  1998/07/31      67099.45                    42198.41
  1998/08/31      60131.11                    36097.36
  1998/09/30      67104.89                    38409.76
  1998/10/31      69095.84                    41534.01
  1998/11/30      72044.19                    44051.38
  1998/12/31      76112.43                    46589.63
  1999/01/31      76969.44                    48538.00
  1999/02/28      76574.33                    47029.44
  1999/03/31      77626.11                    48911.09
  1999/04/30      73065.28                    50805.42
  1999/05/31      71851.49                    49605.90
  1999/06/30      75163.88                    52359.03
  1999/07/31      73178.72                    50724.38
  1999/08/31      75027.75                    50473.29
  1999/09/30      68300.89                    49089.82
  1999/10/31      73195.73                    52196.23
  1999/11/30      75180.89                    53257.37
  1999/12/31      73921.11                    56394.23
  2000/01/31      78493.07                    53560.99
  2000/02/29      77449.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000313 085011 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $77,449 - a 674.49% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Warner-Lambert Co.              9.9

Bristol-Myers Squibb Co.        7.3

Eli Lilly & Co.                 5.8

Amgen, Inc.                     5.2

Medtronic, Inc.                 5.1

Merck & Co., Inc.               4.8

American Home Products Corp.    4.6

Johnson & Johnson               4.2

Schering-Plough Corp.           4.0

Immunex Corp.                   3.7

                                54.6

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Drugs & Pharmaceuticals    64.9%           Row: 1, Col: 6, Value: 64.90000000000001
Medical Equipment
& Supplies                 20.9%           Row: 1, Col: 5, Value: 20.9
Medical Facilities
Management                  4.0%           Row: 1, Col: 4, Value: 4.0
Insurance                   1.7%           Row: 1, Col: 3, Value: 1.7
Electronic Instruments      1.7%           Row: 1, Col: 2, Value: 1.7
*All Others                 6.8%           Row: 1, Col: 1, Value: 6.8


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

HEALTH CARE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Ramin Arani)

Ramin Arani,
Portfolio Manager
of Fidelity Select
Health Care Portfolio

Q. HOW DID THE FUND PERFORM, RAMIN?

A. For the 12 months that ended February 29, 2000, the fund returned 1.15%. By comparison, the Goldman Sachs Health Care Index - an index of 97 stocks designed to measure the performance of companies in the health care sector - returned 3.51%. During the same period, the Standard & Poor's 500 Index returned 11.73%.

Q. WHY DID THE FUND UNDERPERFORM BOTH THE GOLDMAN SACHS INDEX AND THE S&P 500 INDEX DURING THE PERIOD?

A. During the first six months of the period, the fund's overweighted position in pharmaceutical stocks - relative to the Goldman Sachs index - hurt performance as these stocks fell out of favor. Later in the year, the fund reduced its weighting in pharmaceutical stocks and added some high-flying biotechnology names. Unfortunately, this transition was not enough to boost the fund's 12-month returns over that of the Goldman Sachs index or the S&P 500.

Q. WHY DID PHARMACEUTICAL STOCKS UNDERPERFORM?

A. The earnings growth rate for the pharmaceutical industry had been incredibly robust during the past couple of years, mostly due to U.S. Food and Drug Administration reforms that resulted in a significant amount of new product approvals. During the past year, however, investors began to realize that this pace of product approvals was unsustainable and that the earnings growth rate for pharmaceutical companies was likely peaking in 1999. At that point, drug stocks started losing their luster. On top of that, the stocks suffered from political concerns, including fears about passage of a universal Medicare drug benefit and the possibility that it could lead to price controls.

Q. YOU MENTIONED THE STRONG PERFORMANCE OF BIOTECH STOCKS.
SPECIFICALLY, WHY DID THEY DO SO WELL?

A. In 1999, biotech companies began reporting very good data from their clinical trials for new products and, by and large, these stocks trade relative to the quality of their clinical data. Promising new products caused their earnings growth rates to accelerate - and, many times, to exceed analysts' expectations. In turn, investors flocked to biotech stocks in droves late in the year, especially as the pharmaceutical sector struggled.

Q. WHICH INDIVIDUAL STOCKS DETRACTED THE MOST FROM PERFORMANCE?

A. Some of the fund's large pharmaceutical holdings, such as Eli Lilly and Schering-Plough, hurt returns. These stocks were dragged down by the aforementioned issues that pressured the pharmaceutical group as a whole, but company-specific concerns also played a part in their underperformance. In addition, the fund held a few large positions in health care service stocks, such as Cardinal Health, that fell under extreme pressures due to concerns about the sustainability of their earnings growth rates.

Q. WHICH OF THE FUND'S LARGE HOLDINGS PERFORMED WELL OVER THE PAST
YEAR?

A. Warner-Lambert, the fund's largest holding at the end of the period, helped performance because the company was the target of a takeover battle between American Home Products and Pfizer. Pfizer ultimately signed a contract to acquire Warner-Lambert, but the ensuing battle drove the stock price to record highs. The biggest winner on the biotech side was Amgen. The company reported strong sales growth in its core products, while also reporting good data from its clinical trials and the promise to launch several new drugs over the next few years. Stocks such as Affymetrix, a developer of genetic technology, and Millennium Pharmaceuticals also did well as those companies generated strong earnings growth during the period.

Q. WHAT'S YOUR OUTLOOK?

A. Health care stocks are driven by relative earnings growth. Given that the outlook for earnings growth in health care stocks is pretty stable, the growth rate of the S&P 500 must decelerate for health care issues to really outperform. I don't think I can predict the future of the S&P 500, but I believe that a 20% growth rate for that index will become unsustainable at some point. Therefore, I believe health care stocks could generate strong relative returns when growth of the broader market slows.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 063

TRADING SYMBOL: FSPHX

SIZE: as of February 29, 2000, more than $2.3 billion

MANAGER: Ramin Arani, since 1999; manager,
Fidelity Select Retailing Portfolio 1997-1999;
equity research associate, 1992-1996;
joined Fidelity in 1992

HEALTH CARE PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 94.9%

                                 SHARES                        VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 1.5%

Affymetrix, Inc. (a)              58,900                       $ 17,058,913

Healtheon/Web Maryland Corp.      127,700                       7,063,406

IMS Health, Inc.                  588,100                       11,835,513

MatrixOne, Inc.                   600                           15,000

Onvia.com, Inc.                   1,700                         35,700

                                                                36,008,532

DRUGS & PHARMACEUTICALS - 64.9%

Allergan, Inc.                    446,060                       22,442,394

ALZA Corp. Class A. (a)           147,700                       5,418,744

American Home Products Corp.      2,494,300                     108,502,050

Amgen, Inc. (a)                   1,810,900                     123,480,744

Andrx Corp. (a)                   97,500                        9,366,094

Bausch & Lomb, Inc.               231,400                       12,206,350

Biochem Pharma, Inc. (a)          7,200                         188,742

Biogen, Inc. (a)                  415,200                       44,815,650

Biovail Corp. International       142,900                       9,271,347
(a)

Bristol-Myers Squibb Co.          3,028,800                     172,073,700

Celgene Corp. (a)                 79,100                        13,091,050

Cephalon, Inc. (a)                329,781                       21,920,131

Chiron Corp. (a)                  488,500                       24,425,000

Eli Lilly & Co.                   2,304,352                     136,964,922

Enzon, Inc. (a)                   91,200                        5,289,600

Forest Laboratories, Inc. (a)     349,900                       23,902,544

Genentech, Inc.                   8,400                         1,620,150

Genzyme Corp. - General           163,500                       9,391,031
Division

Gilead Sciences, Inc. (a)         123,500                       9,447,750

Human Genome Sciences, Inc.       82,500                        18,005,625
(a)

IDEC Pharmaceuticals Corp. (a)    175,984                       24,791,746

Immunex Corp. (a)                 447,500                       88,353,281

Medicis Pharmaceutical Corp.      104,900                       5,290,894
Class A (a)

Medimmune, Inc. (a)               197,400                       39,183,900

Merck & Co., Inc.                 1,855,300                     114,216,906

Millennium Pharmaceuticals,       98,400                        25,596,300
Inc. (a)

PE Corp. - Celera Genomics        10,800                        2,635,200
Group (a)

Pfizer, Inc.                      1,719,100                     55,226,088

Pharmacia & Upjohn, Inc.          463,400                       22,069,425

Protein Design Labs, Inc. (a)     69,800                        17,463,088

QLT PhotoTherapeutics, Inc.       38,300                        2,734,582
(a)

Schering-Plough Corp.             2,673,800                     93,248,775

Sepracor, Inc. (a)                289,400                       29,337,925

SuperGen, Inc. (a)                45,900                        2,825,719

Warner-Lambert Co.                2,737,000                     234,184,559

Watson Pharmaceuticals, Inc.      156,400                       6,256,000
(a)

                                                                1,535,238,006



                                 SHARES                        VALUE (NOTE 1)

ELECTRONIC INSTRUMENTS - 1.7%

Beckman Coulter, Inc.             45,800                       $ 2,204,125

PE Corp. - Biosystems Group       234,400                       24,729,200

Waters Corp. (a)                  121,700                       11,934,206

                                                                38,867,531

INSURANCE - 1.7%

CIGNA Corp.                       544,100                       40,161,381

MEDICAL EQUIPMENT & SUPPLIES
- 20.9%

Abbott Laboratories               2,594,600                     84,973,150

Allscripts, Inc.                  1,500                         103,500

AmeriSource Health Corp.          53,100                        773,269
Class A (a)

Baxter International, Inc.        779,100                       42,460,950

Becton, Dickinson & Co.           556,000                       17,270,750

Biomet, Inc.                      458,600                       15,133,800

C.R. Bard, Inc.                   300                           11,850

Cardinal Health, Inc.             687,905                       28,376,081

Guidant Corp. (a)                 874,420                       58,914,048

Johnson & Johnson                 1,373,515                     98,549,701

Mallinckrodt, Inc.                2,000                         49,250

Medtronic, Inc.                   2,511,672                     121,659,113

Patterson Dental Co. (a)          61,000                        2,197,906

Resmed, Inc. (a)                  55,000                        4,104,375

Stryker Corp.                     107,700                       6,300,450

Sybron International, Inc. (a)    378,200                       10,589,600

VISX, Inc. (a)                    70,000                        1,185,625

                                                                492,653,418

MEDICAL FACILITIES MANAGEMENT
- 4.0%

Columbia/HCA Healthcare Corp.     1,402,100                     27,078,056

Express Scripts, Inc. Class A     315,100                       14,514,294
(a)

Lincare Holdings, Inc. (a)        227,500                       5,332,031

Oxford Health Plans, Inc. (a)     223,300                       3,447,194

Trigon Healthcare, Inc. (a)       181,700                       5,803,044

United HealthCare Corp.           482,800                       24,683,150

Wellpoint Health Networks,        212,000                       14,310,000
Inc. (a)

                                                                95,167,769

SERVICES - 0.2%

Caremark Rx, Inc. (a)             1,145,700                     5,155,650

TOTAL COMMON STOCKS                                             2,243,252,287
(Cost $1,521,768,351)

CASH EQUIVALENTS - 6.1%

                                 SHARES                        VALUE (NOTE 1)

Central Cash Collateral Fund,     9,795,500                    $ 9,795,500
 5.75% (b)

Taxable Central Cash Fund,        135,593,584                   135,593,584
5.66% (b)

TOTAL CASH EQUIVALENTS                                          145,389,084
(Cost $145,389,084)

TOTAL INVESTMENT PORTFOLIO -                                   2,388,641,371
101.0%
(Cost $1,667,157,435)

NET OTHER ASSETS - (1.0)%                                       (23,578,333)

NET ASSETS - 100%                                             $ 2,365,063,038

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,826,204,663 and $2,576,033,207, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $143,093 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $9,794,806. The fund received cash collateral of $9,795,500 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $1,668,874,380. Net unrealized appreciation aggregated $719,766,991, of which $795,851,059 related to appreciated investment securities and $76,084,068 related to depreciated investment securities.

The fund hereby designates approximately $153,808,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 50% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

HEALTH CARE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                          FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 2,388,641,371
value  (cost $1,667,157,435)
-  See accompanying schedule

Receivable for investments                   3,206,814
sold

Receivable for fund shares                   2,500,046
sold

Dividends receivable                         2,557,012

Interest receivable                          692,171

Redemption fees receivable                   8,100

Other receivables                            123,405

 TOTAL ASSETS                                2,397,728,919

LIABILITIES

Payable for investments        $ 2,640,600
purchased

Payable for fund shares         18,163,231
redeemed

Accrued management fee          1,187,410

Other payables and  accrued     879,140
expenses

Collateral on securities        9,795,500
loaned,  at value

 TOTAL LIABILITIES                           32,665,881

NET ASSETS                                  $ 2,365,063,038

Net Assets consist of:

Paid in capital                             $ 1,540,724,272

Undistributed net investment                 2,230,397
income

Accumulated undistributed net                100,634,248
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  721,474,121
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 18,082,391                  $ 2,365,063,038
shares outstanding

NET ASSET VALUE and                          $130.79
redemption price per share
($2,365,063,038 (divided by)
18,082,391 shares)

Maximum offering price per                   $134.84
share (100/97.00 of $130.79)

STATEMENT OF OPERATIONS
                                 YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                                $ 24,201,967
Dividends

Interest                                          8,199,950

Security lending                                  162,523

 TOTAL INCOME                                     32,564,440

EXPENSES

Management fee                   $ 16,196,325

Transfer agent fees               11,913,589

Accounting and security           1,571,747
lending fees

Non-interested trustees'          9,459
compensation

Custodian fees and expenses       89,598

Registration fees                 144,588

Audit                             61,743

Legal                             12,308

Miscellaneous                     4,640

 Total expenses before            30,003,997
reductions

 Expense reductions               (695,076)       29,308,921

NET INVESTMENT INCOME                             3,255,519

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            204,652,131

 Foreign currency transactions    (34,949)        204,617,182

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (209,752,846)

 Assets and liabilities in        (14,345)        (209,767,191)
foreign currencies

NET GAIN (LOSS)                                   (5,150,009)

NET INCREASE (DECREASE) IN                       $ (1,894,490)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 6,917,352
charges paid to FDC

 Sales charges - Retained by                     $ 6,892,954
FDC

 Deferred sales charges                          $ 84,087
withheld   by FDC

 Exchange fees withheld by FSC                   $ 197,379

 Expense reductions  Directed                    $ 679,973
brokerage arrangements

  Custodian credits                               1,683

  Transfer agent credits                          13,420

                                                 $ 695,076

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 3,255,519                   $ 3,477,655
income

 Net realized gain (loss)         204,617,182                   141,016,806

 Change in net unrealized         (209,767,191)                 456,695,074
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (1,894,490)                   601,189,535
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,677,421)                   (3,782,810)
From net investment income

 From net realized gain           (163,613,261)                 (121,803,514)

 TOTAL DISTRIBUTIONS              (165,290,682)                 (125,586,324)

Share transactions Net            762,183,703                   1,715,677,379
proceeds from sales of shares

 Reinvestment of distributions    158,184,675                   121,790,160

 Cost of shares redeemed          (1,535,337,928)               (1,393,295,000)

 NET INCREASE (DECREASE) IN       (614,969,550)                 444,172,539
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,393,204                     2,029,623

  TOTAL INCREASE (DECREASE)       (780,761,518)                 921,805,373
IN NET ASSETS

NET ASSETS

 Beginning of period              3,145,824,556                 2,224,019,183

 End of period (including        $ 2,365,063,038               $ 3,145,824,556
undistributed net investment
income of $2,230,397 and
$1,027,364, respectively)

OTHER INFORMATION
Shares

 Sold                             5,768,494                     13,702,070

 Issued in reinvestment of        1,257,783                     985,706
distributions

 Redeemed                         (11,805,281)                  (11,362,310)

 Net increase (decrease)          (4,779,004)                   3,325,466


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E       1999         1998         1997         1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 137.60     $ 113.84     $ 102.45     $ 100.47     $ 76.13
period

Income from Investment
Operations

Net investment income C           .15          .17          .33          .52          .95

Net realized and unrealized       .90 F        29.85        31.94        18.01        28.85
gain (loss)

Total from investment             1.05         30.02        32.27        18.53        29.80
operations

Less Distributions

 From net investment income       (.08)        (.19)        (.25)        (.65)        (.59)

From net realized gain            (7.85)       (6.17)       (20.73)      (15.95)      (4.92)

Total distributions               (7.93)       (6.36)       (20.98)      (16.60)      (5.51)

Redemption fees added to paid     .07          .10          .10          .05          .05
in capital

Net asset value, end of period   $ 130.79     $ 137.60     $ 113.84     $ 102.45     $ 100.47

TOTAL RETURN A, B                 1.15%        27.20%       36.47%       20.41%       39.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,365,063  $ 3,145,825  $ 2,224,019  $ 1,372,554  $ 1,525,910
(000 omitted)

Ratio of expenses to average      1.07%        1.07%        1.20%        1.33%        1.31%
net assets

Ratio of expenses to average      1.05% D      1.05% D      1.18% D      1.32% D      1.30% D
net assets after expense
reductions

Ratio of net investment           .12%         .14%         .31%         .52%         1.06%
income to average net assets

Portfolio turnover rate           70%          66%          79%          59%          54%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR
THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF
FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

MEDICAL DELIVERY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT MEDICAL DELIVERY          -19.60%      2.53%         182.13%

SELECT MEDICAL DELIVERY (LOAD    -22.09%      -0.62%        173.60%
ADJ.)

S&P 500                          11.73%       206.94%       425.47%

GS Health Care                   3.51%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 97 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT MEDICAL DELIVERY     -19.60%      0.50%         10.93%

SELECT MEDICAL DELIVERY     -22.09%      -0.12%        10.59%
(LOAD ADJ.)

S&P 500                     11.73%       25.14%        18.05%

GS Health Care              3.51%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Medical Delivery            S&P 500
             00505                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10149.67                    10265.00
  1990/04/30      10250.61                    10008.38
  1990/05/31      11700.57                    10984.19
  1990/06/30      12260.36                    10909.50
  1990/07/31      12306.24                    10874.59
  1990/08/31      11324.31                     9891.53
  1990/09/30      10571.81                     9409.81
  1990/10/31      10443.33                     9369.35
  1990/11/30      11893.28                     9974.61
  1990/12/31      12899.13                    10252.90
  1991/01/31      14978.11                    10699.92
  1991/02/28      15904.20                    11464.97
  1991/03/31      18266.68                    11742.42
  1991/04/30      17718.59                    11770.60
  1991/05/31      19183.32                    12279.09
  1991/06/30      17567.22                    11716.71
  1991/07/31      19329.85                    12262.71
  1991/08/31      19556.34                    12553.34
  1991/09/30      19733.59                    12343.69
  1991/10/31      20166.86                    12509.10
  1991/11/30      19605.57                    12004.98
  1991/12/31      22937.89                    13378.35
  1992/01/31      22958.05                    13129.52
  1992/02/29      22071.17                    13300.20
  1992/03/31      20609.83                    13040.85
  1992/04/30      19793.50                    13424.25
  1992/05/31      19591.94                    13490.03
  1992/06/30      18560.27                    13289.02
  1992/07/31      19616.46                    13832.55
  1992/08/31      19594.46                    13548.98
  1992/09/30      17295.05                    13708.86
  1992/10/31      18153.20                    13756.84
  1992/11/30      19935.52                    14225.94
  1992/12/31      19913.51                    14400.92
  1993/01/31      18901.33                    14521.89
  1993/02/28      15908.81                    14719.39
  1993/03/31      16260.87                    15029.97
  1993/04/30      16062.83                    14666.24
  1993/05/31      16557.92                    15059.30
  1993/06/30      16722.95                    15102.97
  1993/07/31      17141.02                    15042.56
  1993/08/31      17086.01                    15612.67
  1993/09/30      18494.26                    15492.45
  1993/10/31      19363.41                    15813.15
  1993/11/30      19682.47                    15662.92
  1993/12/31      21013.71                    15852.44
  1994/01/31      22190.91                    16391.43
  1994/02/28      22311.93                    15947.22
  1994/03/31      21200.74                    15251.92
  1994/04/30      21882.86                    15447.15
  1994/05/31      22619.99                    15700.48
  1994/06/30      21222.74                    15315.82
  1994/07/31      22168.91                    15818.18
  1994/08/31      24413.31                    16466.72
  1994/09/30      25282.46                    16063.29
  1994/10/31      26107.60                    16424.71
  1994/11/30      24985.41                    15826.52
  1994/12/31      25182.84                    16061.23
  1995/01/31      26288.26                    16477.70
  1995/02/28      26691.28                    17119.83
  1995/03/31      28383.95                    17625.04
  1995/04/30      27461.47                    18144.10
  1995/05/31      26560.71                    18869.32
  1995/06/30      26988.00                    19307.65
  1995/07/31      29713.36                    19947.89
  1995/08/31      29851.93                    19997.96
  1995/09/30      30475.53                    20841.88
  1995/10/31      29955.87                    20767.47
  1995/11/30      32461.81                    21679.16
  1995/12/31      33287.39                    22096.70
  1996/01/31      35077.70                    22848.87
  1996/02/29      35806.17                    23060.68
  1996/03/31      36151.89                    23282.76
  1996/04/30      36563.52                    23625.95
  1996/05/31      36486.30                    24235.26
  1996/06/30      35624.01                    24327.60
  1996/07/31      31763.03                    23252.80
  1996/08/31      34697.38                    23743.20
  1996/09/30      37181.28                    25079.47
  1996/10/31      34375.63                    25771.16
  1996/11/30      36318.99                    27719.21
  1996/12/31      36950.58                    27170.09
  1997/01/31      38698.81                    28867.68
  1997/02/28      39565.94                    29094.00
  1997/03/31      37062.47                    27898.53
  1997/04/30      37907.42                    29564.07
  1997/05/31      41422.41                    31363.93
  1997/06/30      41710.28                    32769.03
  1997/07/31      44391.98                    35376.46
  1997/08/31      42861.74                    33394.67
  1997/09/30      44134.42                    35223.70
  1997/10/31      42679.93                    34047.23
  1997/11/30      43695.04                    35623.28
  1997/12/31      44391.83                    36234.93
  1998/01/31      43096.72                    36635.68
  1998/02/28      48260.14                    39277.85
  1998/03/31      50202.82                    41289.27
  1998/04/30      51451.35                    41704.64
  1998/05/31      49025.07                    40987.74
  1998/06/30      49667.32                    42652.66
  1998/07/31      45831.66                    42198.41
  1998/08/31      35448.62                    36097.36
  1998/09/30      36626.08                    38409.76
  1998/10/31      39123.72                    41534.01
  1998/11/30      40622.30                    44051.38
  1998/12/31      41657.04                    46589.63
  1999/01/31      35716.23                    48538.00
  1999/02/28      34039.24                    47029.44
  1999/03/31      32701.22                    48911.09
  1999/04/30      35734.07                    50805.42
  1999/05/31      35288.06                    49605.90
  1999/06/30      34378.21                    52359.03
  1999/07/31      32433.62                    50724.38
  1999/08/31      30649.59                    50473.29
  1999/09/30      27081.54                    49089.82
  1999/10/31      26546.33                    52196.23
  1999/11/30      27884.35                    53257.37
  1999/12/31      29329.41                    56394.23
  2000/01/31      29115.33                    53560.99
  2000/02/29      27360.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 114726 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $27,360 - a 173.60% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

CIGNA Corp.                       8.4

United HealthCare Corp.           6.4

Columbia/HCA Healthcare Corp.     5.9

Wellpoint Health Networks, Inc.   5.3

Healtheon/Web Maryland Corp.      5.0

Caremark Rx, Inc.                 4.5

Cardinal Health, Inc.             4.4

Express Scripts, Inc. Class A     4.3

CareInsite, Inc.                  4.2

McKesson HBOC, Inc.               3.7

                                  52.1

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Medical Facilities Management 42.1%           Row: 1, Col: 6, Value: 42.1
Computer Services
& Software                    13.0%           Row: 1, Col: 5, Value: 13.0
Insurance                     13.0%           Row: 1, Col: 4, Value: 13.0
Medical Equipment
& Supplies                    12.3%           Row: 1, Col: 3, Value: 12.3
Services                       4.8%           Row: 1, Col: 2, Value: 4.8
* All Others                  14.8%           Row: 1, Col: 1, Value: 14.8


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

(photograph of Shep Perkins)(photograph of Pratima Abichandani)

NOTE TO SHAREHOLDERS: The following is an interview with Shep Perkins
(left), who managed Fidelity Select Medical Delivery Portfolio for most of the period covered by this report, with additional comments from Pratima Abichandani, who became manager of the fund on February 25, 2000.

Q. HOW DID THE FUND PERFORM, SHEP?

S.P. For the 12-month period that ended February 29, 2000, the fund returned -19.60%. In comparison, the Goldman Sachs Health Care Index - an index of 97 stocks designed to measure the performance of companies in the health care sector - returned 3.51%. The fund also compares its performance to the Standard & Poor's 500 Index, which returned 11.73% during the same time period.

Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE S&P 500 AND THE
GOLDMAN SACHS INDEXES?

S.P. It was a very difficult year for medical delivery stocks, a much narrower universe of stocks than the Goldman Sachs or the S&P 500 indexes. Earlier in the year, these stocks were hurt by federal budget cuts, which reduced Medicare reimbursements to health care providers. While some companies' earnings improved during the period, overall results were dampened by escalating wage inflation. Finally, despite solid fundamental performance on the part of managed care companies, their stocks were hit by the threat of lawsuits by tobacco plaintiff lawyers for alleged illegal incentive programs for doctors. The Goldman Sachs index benefited from the performance of biotechnology and genomics stocks, while the fund was limited in its ability to invest in this area.

Q. WHAT WAS YOUR STRATEGY IN THIS DIFFICULT ENVIRONMENT?

S.P. I looked for the best opportunities within the fund's investment universe and, given all the interest in Internet stocks, I added selected Internet health care-related stocks toward the end of the year. These companies are attempting to transform and streamline information flow, removing redundancies and inefficiencies within the health care industry. For example, sending electronic claims over the Internet and maintaining and tracking patient data could make back-office functions more efficient and cost-effective. Although these developments are still in the early stages, investors are excited about their prospects.

Q. WHICH STOCKS HELPED THE FUND'S PERFORMANCE?

S.P. The fund's Internet-related holdings performed very well. Ventro (formerly Chemdex) formed an online business-to-business marketplace for life sciences and health care companies, so hospitals and other organizations can buy medical equipment and supplies over the Internet using Ventro's exchange. Healtheon/WebMD helped streamline the administrative process by developing the capability of sending electronic claims over the Internet. CareInsite is developing a process that will put best practices on a doctor's desktop computer to provide information that assists with diagnoses and treatment protocols, making patient consultations more efficient.

Q. WERE THERE OTHER STOCKS THAT DID WELL?

S.P. Biotechnology holdings did exceptionally well. Millennium
Pharmaceuticals discovered several promising compounds using new genomics technologies. Amgen, another biotech company, benefited from strong demand for its product Epogen - used to treat anemia in patients on dialysis - and its product pipeline looked more promising than expected.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

S.P. Health Management Associates missed its earnings targets earlier in the year due to higher-than-expected operating expenses, which continued to weigh on the company's stock. Respiratory care company Lincare had steady operating performance throughout the year, but investors became increasingly concerned about slowing revenue growth and wage pressures. HEALTHSOUTH missed its earnings targets by a wide margin due to pricing pressure, which, coupled with a heavy debt load, led to disappointing stock performance.

Q. TURNING TO YOU, PRATIMA, WHAT'S YOUR OUTLOOK FOR THE NEXT FEW
MONTHS?

P.A. There are some encouraging signs. With many opportunities to overhaul the back-office and the supply chain, companies are looking to use better tools to re-engineer and improve their business processes. Another piece of good news is that many of the largest managed care companies are beating earnings estimates for the first time in four years. Finally, the level of cuts resulting from Medicare reform appears to have slowed, and it looks like the worst may be over in that area. There are still some legislative changes and class action lawsuits pending, but I am cautiously optimistic about general business fundamentals.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 505

TRADING SYMBOL: FSHCX

SIZE: as of February 29, 2000, more than $45 million

MANAGER: Pratima Abichandani, since February
2000; manager, several Fidelity international funds, 1997-2000; sector leader, Asian telecommunications sector, 1998-2000; analyst,
India and Singapore, 1995-1997; joined Fidelity in 1994

MEDICAL DELIVERY PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 94.0%

                                 SHARES                    VALUE (NOTE 1)

CHEMICALS & PLASTICS - 1.0%

Medical Manager Corp. (a)         5,200                    $ 437,775

COMPUTER SERVICES & SOFTWARE
- 13.0%

CareInsite, Inc.                  28,200                    1,917,600

ebenX, Inc.                       5,400                     303,075

Eclipsys Corp. (a)                7,300                     175,200

First Consulting Group, Inc.      7,300                     109,044
(a)

Healtheon/Web Maryland Corp.      40,700                    2,251,219

IDX Systems Corp. (a)             6,900                     250,125

MatrixOne, Inc.                   100                       2,500

National Data Corp.               7,500                     232,500

Onvia.com, Inc.                   100                       2,100

SciQuest.com, Inc.                2,500                     187,188

Shared Medical Systems Corp.      11,500                    447,781

                                                            5,878,332

DRUGS & PHARMACEUTICALS - 4.3%

Amgen, Inc. (a)                   2,700                     184,106

Bristol-Myers Squibb Co.          3,800                     215,888

Cephalon, Inc. (a)                3,400                     225,994

Immunex Corp. (a)                 1,100                     217,181

Millennium Pharmaceuticals,       800                       208,100
Inc. (a)

Quintiles Transnational Corp.     24,500                    727,344
(a)

Schering-Plough Corp.             5,200                     181,350

                                                            1,959,963

ELECTRONIC INSTRUMENTS - 1.3%

Fisher Scientific                 13,800                    600,300
International, Inc.

INSURANCE - 13.0%

Aetna, Inc.                       34,800                    1,431,150

CIGNA Corp.                       51,600                    3,808,720

First Health Group Corp. (a)      25,700                    620,013

                                                            5,859,883

MEDICAL EQUIPMENT & SUPPLIES
- 12.3%

AmeriSource Health Corp.          12,200                    177,663
Class A (a)

Bindley Western Industries,       23,500                    403,906
Inc.

Cardinal Health, Inc.             48,050                    1,982,063

Guidant Corp. (a)                 3,200                     215,600

Johnson & Johnson                 2,500                     179,375

McKesson HBOC, Inc.               87,000                    1,685,625

Omnicare, Inc.                    22,000                    202,125

Patterson Dental Co. (a)          14,900                    536,866

Sybron International, Inc. (a)    5,100                     142,800

                                                            5,526,023

MEDICAL FACILITIES MANAGEMENT
- 42.1%

Advance Paradigm, Inc. (a)        14,000                    331,188

Apria Healthcare Group, Inc.      37,600                    535,800
(a)



                                 SHARES                    VALUE (NOTE 1)

Columbia/HCA Healthcare Corp.     138,623                  $ 2,677,157

Express Scripts, Inc. Class A     41,700                    1,920,806
(a)

Health Management Associates,     103,417                   1,111,733
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             116,300                   566,963

Lifepoint Hospitals, Inc. (a)     9,200                     138,575

Lincare Holdings, Inc. (a)        46,800                    1,096,875

Manor Care, Inc. (a)              45,200                    392,675

Medquist, Inc. (a)                12,600                    324,450

Oxford Health Plans, Inc. (a)     64,300                    992,631

Quorum Health Group, Inc. (a)     17,600                    156,750

Renal Care Group, Inc. (a)        24,650                    432,916

Syncor International Corp. (a)    12,800                    313,600

Tenet Healthcare Corp. (a)        49,800                    871,500

Triad Hospitals, Inc. (a)         22,000                    352,000

Trigon Healthcare, Inc. (a)       29,800                    951,738

United HealthCare Corp.           56,400                    2,883,450

Universal Health Services,        14,000                    544,250
Inc. Class B (a)

Wellpoint Health Networks,        35,500                    2,396,250
Inc. (a)

                                                            18,991,307

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.2%

Chemdex Corp.                     2,800                     629,650

Drugstore.com, Inc.               8,400                     159,600

PlanetRx.com, Inc.                15,700                    182,513

                                                            971,763

SERVICES - 4.8%

Caremark Rx, Inc. (a)             446,040                   2,007,180

Superior Consultant Holdings      8,700                     134,850
Corp. (a)

                                                            2,142,030

TOTAL COMMON STOCKS                                         42,367,376
(Cost $44,036,406)

CASH EQUIVALENTS - 8.1%



Central Cash Collateral Fund,     3,664,500                 3,664,500
5.75% (b) (Cost $3,664,500)

TOTAL INVESTMENT PORTFOLIO -                                46,031,876
102.1%
(Cost $47,700,906)

NET OTHER ASSETS - (2.1)%                                   (925,973)

NET ASSETS - 100%                                         $ 45,105,903

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $87,901,175 and $103,578,577, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,503 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,500,919. The fund received cash collateral of $3,664,500 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $48,406,659. Net unrealized depreciation aggregated $2,374,783, of which $4,008,551 related to appreciated investment securities and $6,383,334 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $38,668,000, of which $10,988,000 and $27,680,000 will expire on February 28, 2007 and February 29, 2008, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $3,786,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

MEDICAL DELIVERY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 46,031,876
value  (cost $47,700,906) -
See accompanying schedule

Receivable for investments                    9,268,979
sold

Receivable for fund shares                    93,261
sold

Dividends receivable                          11,809

Interest receivable                           9,321

Redemption fees receivable                    2,469

Other receivables                             9,306

 TOTAL ASSETS                                 55,427,021

LIABILITIES

Payable to custodian bank       $ 2,096,398

Payable for investments          495,662
purchased

Payable for fund shares          3,989,093
redeemed

Accrued management fee           28,762

Other payables and  accrued      46,703
expenses

Collateral on securities         3,664,500
loaned,  at value

 TOTAL LIABILITIES                            10,321,118

NET ASSETS                                   $ 45,105,903

Net Assets consist of:

Paid in capital                              $ 89,981,549

Accumulated undistributed net                 (43,206,616)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   (1,669,030)
(depreciation) on investments

NET ASSETS, for 2,941,114                    $ 45,105,903
shares outstanding

NET ASSET VALUE and                           $15.34
redemption price per share
($45,105,903 (divided by)
2,941,114 shares)

Maximum offering price per                    $15.81
share (100/97.00 of $15.34)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 160,121
Dividends

Interest                                      238,379

Security lending                              14,629

 TOTAL INCOME                                 413,129

EXPENSES

Management fee                   $ 366,977

Transfer agent fees               603,980

Accounting and security           60,806
lending fees

Custodian fees and expenses       12,550

Registration fees                 32,655

Audit                             16,047

Legal                             344

 Total expenses before            1,093,359
reductions

 Expense reductions               (37,246)    1,056,113

NET INVESTMENT INCOME (LOSS)                  (642,984)

REALIZED AND UNREALIZED GAIN                  (12,937,981)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                      (1,057,478)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (13,995,459)

NET INCREASE (DECREASE) IN                   $ (14,638,443)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 148,780
charges paid to FDC

 Sales charges - Retained by                 $ 147,252
FDC

 Deferred sales charges                      $ 4,305
withheld   by FDC

 Exchange fees withheld by FSC               $ 16,705

 Expense reductions  Directed                $ 34,638
brokerage arrangements

  Transfer agent credits                      2,608

                                             $ 37,246

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (642,984)                   $ (390,234)
income (loss)

 Net realized gain (loss)         (12,937,981)                  (29,445,200)

 Change in net unrealized         (1,057,478)                   (24,558,768)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (14,638,443)                  (54,394,202)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (7,388,637)
From net realized gain

 In excess of net realized        -                             (824,351)
gain

 TOTAL DISTRIBUTIONS              -                             (8,212,988)

Share transactions Net            81,001,356                    162,156,332
proceeds from sales of shares

 Reinvestment of distributions    -                             8,097,680

 Cost of shares redeemed          (98,291,380)                  (186,595,554)

 NET INCREASE (DECREASE) IN       (17,290,024)                  (16,341,542)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  192,090                       248,569

  TOTAL INCREASE (DECREASE)       (31,736,377)                  (78,700,163)
IN NET ASSETS

NET ASSETS

 Beginning of period              76,842,280                    155,542,443

 End of period                   $ 45,105,903                  $ 76,842,280

OTHER INFORMATION
Shares

 Sold                             4,531,558                     6,115,538

 Issued in reinvestment of        -                             283,433
distributions

 Redeemed                         (5,618,803)                   (7,863,246)

 Net increase (decrease)          (1,087,245)                   (1,464,275)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F     1999       1998       1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.08    $ 28.32    $ 28.29    $ 29.00    $ 23.18
period

Income from Investment
Operations

Net investment income (loss) C    (.18)      (.06) E    (.24)      (.23)      (.03)

Net realized and unrealized       (3.61)     (7.88)     5.45       2.92       7.72
gain (loss)

Total from investment             (3.79)     (7.94)     5.21       2.69       7.69
operations

Less Distributions

From net realized gain            -          (1.21)     (5.23)     (3.45)     (1.91)

In excess of net realized gain    -          (.13)      -          -          -

Total distributions               -          (1.34)     (5.23)     (3.45)     (1.91)

Redemption fees added to paid     .05        .04        .05        .05        .04
in capital

Net asset value, end of period   $ 15.34    $ 19.08    $ 28.32    $ 28.29    $ 29.00

TOTAL RETURN A, B                 (19.60)%   (29.47)%   21.97%     10.50%     34.15%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 45,106   $ 76,842   $ 155,542  $ 192,385  $ 295,489
(000 omitted)

Ratio of expenses to average      1.73%      1.40%      1.57%      1.57%      1.65%
net assets

Ratio of expenses to average      1.67% D    1.37% D    1.53% D    1.53% D    1.62% D
net assets after expense
reductions

Ratio of net investment           (1.02)%    (.25)%     (.88)%     (.84)%     (.13)%
income (loss) to average net
assets

Portfolio turnover rate           154%       67%        109%       78%        132%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.12 PER SHARE.
F FOR THE YEAR ENDED FEBRUARY 29

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED FEBRUARY 29, 2000     PAST 1 YEAR  LIFE OF FUND

SELECT MEDICAL EQUIPMENT AND       25.68%       52.07%
SYSTEMS

SELECT MEDICAL EQUIPMENT AND       21.84%       47.44%
SYSTEMS (LOAD ADJ.)

S&P 500                            11.73%       29.10%

GS Health Care                     3.51%        23.51%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 97 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED FEBRUARY 29, 2000   PAST 1 YEAR  LIFE OF FUND

SELECT MEDICAL EQUIPMENT AND     25.68%       25.57%
SYSTEMS

SELECT MEDICAL EQUIPMENT AND     21.84%       23.48%
SYSTEMS (LOAD ADJ.)

S&P 500                          11.73%       14.88%

GS Health Care                   3.51%        12.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Medical Equipment/Systems   S&P 500
             00354                       SP001
  1998/04/28       9700.00                    10000.00
  1998/04/30       9961.90                    10246.17
  1998/05/31       9816.40                    10070.04
  1998/06/30      10340.20                    10479.08
  1998/07/31      10543.90                    10367.48
  1998/08/31       9185.90                     8868.55
  1998/09/30       9874.60                     9436.67
  1998/10/31      10349.90                    10204.25
  1998/11/30      11067.70                    10822.73
  1998/12/31      11882.50                    11446.33
  1999/01/31      11872.80                    11925.02
  1999/02/28      11737.00                    11554.39
  1999/03/31      12445.10                    12016.68
  1999/04/30      12564.30                    12482.09
  1999/05/31      12464.50                    12187.39
  1999/06/30      12664.09                    12863.79
  1999/07/31      12733.95                    12462.18
  1999/08/31      12853.70                    12400.49
  1999/09/30      11835.79                    12060.59
  1999/10/31      11656.15                    12823.79
  1999/11/30      12095.26                    13084.50
  1999/12/31      13156.47                    13855.17
  2000/01/31      13948.66                    13159.09
  2000/02/29      14744.00                    12909.99
IMATRL PRASUN   SHR__CHT 20000229 20000320 151202 R00000000000026

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $14,744 - a 47.44% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $12,910 - a 29.10% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Abbott Laboratories             6.9

Becton, Dickinson & Co.         6.8

Baxter International, Inc.      6.5

Guidant Corp.                   6.4

Biomet, Inc.                    6.1

Johnson & Johnson               5.4

Medtronic, Inc.                 5.4

PE Corp. - Biosystems Group     5.4

Chiron Corp.                    4.9

Bausch & Lomb, Inc.             4.5

                                58.3

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Medical Equipment & Supplies 60.3%           Row: 1, Col: 6, Value: 60.3
Drugs & Pharmaceuticals      17.5%           Row: 1, Col: 5, Value: 17.5
Electronic Instruments        8.4%           Row: 1, Col: 4, Value: 8.4
Industrial Machinery &
Equipment                     1.2%           Row: 1, Col: 3, Value: 1.2
Home Furnishings              1.1%           Row: 1, Col: 2, Value: 1.1
* All Others                 11.5%           Row: 1, Col: 1, Value: 11.5


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Kerry Nelson)

Kerry Nelson, Portfolio Manager of Fidelity Select Medical Equipment and Systems Portfolio

Q. HOW DID THE FUND PERFORM, KERRY?

A. It did well. For the 12 months that ended February 29, 2000, the fund returned 25.68%, compared to 11.73% for the Standard & Poor's 500 Index and 3.51% for the Goldman Sachs Health Care Index, an index of 97 stocks designed to measure the performance of companies in the health care sector.

Q. WHY DID THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX?

A. The fund carried a heavier weighting in several high-growth industries that helped it outperform the Goldman Sachs index. For example, although the fund maintained its primary emphasis on medical technology companies, significant outperformance came from companies with an exposure to biotechnology, which was extremely strong during the period. The cardiology area also helped, as several of the fund's core holdings in that area did well. Orthopedic stocks were a third category that contributed nicely, buoyed by expanding product demand and industry consolidation that led to better pricing. Finally, underweighting manufacturers of health care capital equipment aided relative performance because those stocks were weak during the period.

Q. WHY WERE INVESTORS DRAWN TO BIOTECHNOLOGY STOCKS DURING THE PERIOD?

A. Investor enthusiasm for biotechnology stocks focused on more robust product pipelines, several high-profile product launches that exceeded expectations and recent advances in genomics, the study of genes. In particular, the industry appeared close to mapping a complete sequence of the human genome - the genetic material that makes up a human being. Success in this area could speed up the discovery of new, more powerful drugs as well as help better identify which patients are likely to respond to a drug and which are not.

Q. WHAT STOCKS DID WELL FOR THE FUND DURING THE PERIOD?

A. Four of the top contributors were biotechnology or genomics-related stocks: PE Biosystems, Chiron, Waters and Celera. All four benefited from positive investor sentiment due to the trends I mentioned earlier. Two cardiology stocks - Guidant and Medtronic - also made positive contributions to performance. Guidant was helped by gains in its share of the market for stents, the small pieces of metal used to prop open the artery walls of people with heart disease. Medtronic shares advanced due to positive sentiment surrounding a new cycle of products used to treat tachycardia - rapid, irregular heartbeat. Stryker, an orthopedic stock, also turned in a strong performance. The company successfully integrated an acquisition that was initially unpopular with investors because it had a dilutive effect on earnings.

Q. WHAT STOCKS HURT PERFORMANCE?

A. Abbott Laboratories was the biggest detractor. This holding, normally one of the fund's most consistent performers, ran into a series of problems. The company was ordered by the Food and Drug Administration to remove two of its top-selling drugs from the market, while a third was subject to increased competitive pressures as the result of a patent expiration. Believing that investors overreacted to this negative news, I added to the fund's position in Abbott. Another disappointing holding was Baxter International, a health care conglomerate. The company had solid business prospects but suffered from investors' preoccupation with stocks perceived to have stronger growth prospects. Finally, Johnson & Johnson was hurt by a dip in sales and earnings growth following the company's announcement of plans to absorb distributor overstocks of its drugs in the fourth quarter of 1999.

Q. WHAT'S YOUR OUTLOOK, KERRY?

A. In terms of this sector's basic business prospects, my outlook has not changed much from a year ago. The constructive trends in orthopedics and some areas of cardiology - especially cardiac rhythm management - should enable companies in these industries to keep growing at attractive rates. In the hospital supply group, business prospects are solid, but the stocks could continue to be out of favor if the economy continues its robust pace. These stocks are considered defensive holdings and tend to do well in a slower-growing economy than we have presently. I am also keeping my eye on the Internet to identify its potential impact on the medical device industry.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: April 28, 1998

FUND NUMBER: 354

TRADING SYMBOL: FSMEX

SIZE: as of February 29, 2000, more than $52 million

MANAGER: Kerry Nelson, since inception;
analyst, medical devices and automotive
industries, since 1997; joined Fidelity in 1995

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 90.0%

                                 SHARES                    VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.5%

Healtheon/Web Maryland Corp.      4,900                    $ 271,031

MatrixOne, Inc.                   100                       2,500

Onvia.com, Inc.                   100                       2,100

                                                            275,631

DRUGS & PHARMACEUTICALS - 17.5%

Allergan, Inc.                    44,500                    2,238,906

Bausch & Lomb, Inc.               44,680                    2,356,870

Chiron Corp. (a)                  50,400                    2,520,000

Eli Lilly & Co.                   2,300                     136,706

Human Genome Sciences, Inc.       1,600                     349,200
(a)

IDEXX Laboratories, Inc. (a)      14,500                    428,656

Millennium Pharmaceuticals,       2,200                     572,275
Inc. (a)

PE Corp. - Celera Genomics        1,140                     278,160
Group (a)

Sepracor, Inc. (a)                2,200                     223,025

                                                            9,103,798

ELECTRONIC INSTRUMENTS - 8.4%

PE Corp. - Biosystems Group       26,360                    2,780,980

Waters Corp. (a)                  16,020                    1,570,961

                                                            4,351,941

HOME FURNISHINGS - 1.1%

Hillenbrand Industries, Inc.      19,800                    601,425

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Mettler-Toledo International,     16,010                    618,386
Inc. (a)

MEDICAL EQUIPMENT & SUPPLIES
- 60.3%

Abbott Laboratories               109,520                   3,586,780

Arrow International, Inc.         7,200                     284,400

Baxter International, Inc.        61,560                    3,355,020

Becton, Dickinson & Co.           113,660                   3,530,564

Biomet, Inc.                      95,910                    3,165,030

Boston Scientific Corp. (a)       20,600                    375,950

C.R. Bard, Inc.                   35,430                    1,399,485

Cardinal Health, Inc.             10,700                    441,375

CONMED Corp. (a)                  8,400                     231,000

DENTSPLY International, Inc.      20,400                    522,750

Dionex Corp. (a)                  200                       6,313

Guidant Corp. (a)                 49,520                    3,336,410

Johnson & Johnson                 39,250                    2,816,188

Mallinckrodt, Inc.                15,400                    379,225

Medtronic, Inc.                   58,016                    2,810,150

Novoste Corp. (a)                 12,800                    467,200

Orthofix International NV (a)     8,170                     135,826

Respironics, Inc. (a)             16,100                    226,406

St. Jude Medical, Inc. (a)        22,600                    590,425



                                 SHARES                    VALUE (NOTE 1)

Stryker Corp.                     37,040                   $ 2,166,840

Sybron International, Inc. (a)    54,860                    1,536,080

                                                            31,363,417

MEDICAL FACILITIES MANAGEMENT
- 1.0%

Quest Diagnostics, Inc. (a)       14,700                    504,394

TOTAL COMMON STOCKS                                         46,818,992
(Cost $43,297,525)

CASH EQUIVALENTS - 6.5%



Taxable Central Cash Fund,        3,388,731                 3,388,731
5.66% (b) (Cost $3,388,731)

TOTAL INVESTMENT PORTFOLIO -                               50,207,723
96.5%
(Cost $46,686,256)

NET OTHER ASSETS - 3.5%                                     1,822,572

NET ASSETS - 100%                                         $ 52,030,295

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $47,805,029 and $36,335,402, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,647 for the period.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $46,960,421. Net unrealized appreciation aggregated $3,247,302, of which $7,252,502 related to appreciated investment securities and $4,005,200 related to depreciated investment securities.

The fund hereby designates approximately $502,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 23% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     FEBRUARY 29, 2000

ASSETS

Investment in securities, at              $ 50,207,723
value  (cost $46,686,256) -
See accompanying schedule

Receivable for investments                 1,599,009
sold

Receivable for fund shares                 660,509
sold

Dividends receivable                       16,908

Interest receivable                        21,766

Redemption fees receivable                 321

Other receivables                          28

 TOTAL ASSETS                              52,506,264

LIABILITIES

Payable for investments         $ 26,700
purchased

Payable for fund shares          379,431
redeemed

Accrued management fee           25,237

Other payables and  accrued      44,601
expenses

 TOTAL LIABILITIES                         475,969

NET ASSETS                                $ 52,030,295

Net Assets consist of:

Paid in capital                           $ 41,819,496

Accumulated undistributed net              6,689,332
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                3,521,467
(depreciation) on investments

NET ASSETS, for 3,536,723                 $ 52,030,295
shares outstanding

NET ASSET VALUE and                        $14.71
redemption price per share
($52,030,295 (divided by)
3,536,723 shares)

Maximum offering price per                 $15.16
share (100/97.00 of $14.71)

STATEMENT OF OPERATIONS
                         YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                           $ 242,667
Dividends

Interest                                     165,007

Security lending                             2,195

 TOTAL INCOME                                409,869

EXPENSES

Management fee                   $ 228,913

Transfer agent fees               301,303

Accounting and security           60,401
lending fees

Non-interested trustees'          108
compensation

Custodian fees and expenses       9,825

Registration fees                 42,338

Audit                             11,865

Legal                             123

Miscellaneous                     75

 Total expenses before            654,951
reductions

 Expense reductions               (4,054)    650,897

NET INVESTMENT INCOME (LOSS)                 (241,028)

REALIZED AND UNREALIZED GAIN                 7,168,011
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     1,927,877
appreciation (depreciation)
 on investment securities

NET GAIN (LOSS)                              9,095,888

NET INCREASE (DECREASE) IN                  $ 8,854,860
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 317,761
charges paid to FDC

 Sales charges - Retained by                $ 316,216
FDC

 Deferred sales charges                     $ 470
withheld   by FDC

 Exchange fees withheld by FSC              $ 5,401

 Expense reductions                         $ 3,936
  Directed brokerage
arrangements

  Custodian credits                          118

                                            $ 4,054

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  APRIL 28, 1998 (COMMENCEMENT
ASSETS                                                         OF OPERATIONS) TO FEBRUARY
                                                               28, 1999

Operations Net investment        $ (241,028)                   $ (164,120)
income (loss)

 Net realized gain (loss)         7,168,011                     1,286,496

 Change in net unrealized         1,927,877                     1,593,590
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       8,854,860                     2,715,966
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,173,170)                   -
from net realized gains

Share transactions Net            58,510,274                    45,365,490
proceeds from sales of shares

 Reinvestment of distributions    1,142,384                     -

 Cost of shares redeemed          (43,972,480)                  (19,529,306)

 NET INCREASE (DECREASE) IN       15,680,178                    25,836,184
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  74,009                        42,268

  TOTAL INCREASE (DECREASE)       23,435,877                    28,594,418
IN NET ASSETS

NET ASSETS

 Beginning of period              28,594,418                    -

 End of period                   $ 52,030,295                  $ 28,594,418

OTHER INFORMATION
Shares

 Sold                             4,477,921                     4,138,562

 Issued in reinvestment of        91,548                        -
distributions

 Redeemed                         (3,396,782)                   (1,774,526)

 Net increase (decrease)          1,172,687                     2,364,036


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 G    1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.10   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.08)     (.11)

Net realized and unrealized       3.09      2.18
gain (loss)

Total from investment             3.01      2.07
operations

Less Distributions

From net realized gain            (.42)     -

Redemption fees added to paid     .02       .03
in capital

Net asset value, end of period   $ 14.71   $ 12.10

TOTAL RETURN B, C                 25.68%    21.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 52,030  $ 28,594
(000 omitted)

Ratio of expenses to average      1.66%     2.39% A
net assets

Ratio of expenses to average      1.65% E   2.38% A, E
net assets after expense
reductions

Ratio of net investment           (.61)%    (1.21)% A
income (loss) to average net
assets

Portfolio turnover rate           101%      85% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
F FOR THE PERIOD APRIL 28,1998 (COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1999.
G FOR THE YEAR ENDED FEBRUARY 29


ENERGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT ENERGY                 44.89%       98.01%        127.53%

SELECT ENERGY (LOAD ADJ.)     40.47%       91.99%        120.63%

S&P 500                       11.73%       206.94%       425.47%

GS Natural Resources          27.62%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT ENERGY               44.89%       14.64%        8.57%

SELECT ENERGY (LOAD ADJ.)   40.47%       13.94%        8.23%

S&P 500                     11.73%       25.14%        18.05%

GS Natural Resources        27.62%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             ENERGY                      S&P 500
             00060                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9705.64                    10265.00
  1990/04/30       9378.73                    10008.38
  1990/05/31       9948.00                    10984.19
  1990/06/30       9713.54                    10909.50
  1990/07/31      10375.15                    10874.59
  1990/08/31      10561.60                     9891.53
  1990/09/30      10531.52                     9409.81
  1990/10/31       9990.21                     9369.35
  1990/11/30       9881.95                     9974.61
  1990/12/31       9404.20                    10252.90
  1991/01/31       8795.07                    10699.92
  1991/02/28       9615.53                    11464.97
  1991/03/31       9485.00                    11742.42
  1991/04/30       9590.67                    11770.60
  1991/05/31       9646.61                    12279.09
  1991/06/30       9216.85                    11716.71
  1991/07/31       9690.14                    12262.71
  1991/08/31       9876.97                    12553.34
  1991/09/30       9777.33                    12343.69
  1991/10/31      10070.03                    12509.10
  1991/11/30       9322.72                    12004.98
  1991/12/31       9407.51                    13378.35
  1992/01/31       8904.10                    13129.52
  1992/02/29       8916.69                    13300.20
  1992/03/31       8658.69                    13040.85
  1992/04/30       9250.20                    13424.25
  1992/05/31       9690.68                    13490.03
  1992/06/30       9211.15                    13289.02
  1992/07/31       9457.20                    13832.55
  1992/08/31       9627.54                    13548.98
  1992/09/30       9684.32                    13708.86
  1992/10/31       9267.93                    13756.84
  1992/11/30       9053.42                    14225.94
  1992/12/31       9182.81                    14400.92
  1993/01/31       9529.09                    14521.89
  1993/02/28      10157.53                    14719.39
  1993/03/31      10676.94                    15029.97
  1993/04/30      10882.33                    14666.24
  1993/05/31      11209.57                    15059.30
  1993/06/30      11357.14                    15102.97
  1993/07/31      11273.73                    15042.56
  1993/08/31      12165.62                    15612.67
  1993/09/30      12095.04                    15492.45
  1993/10/31      11921.79                    15813.15
  1993/11/30      10478.09                    15662.92
  1993/12/31      10941.73                    15852.44
  1994/01/31      11527.78                    16391.43
  1994/02/28      11141.52                    15947.22
  1994/03/31      10602.09                    15251.92
  1994/04/30      11411.95                    15447.15
  1994/05/31      11532.72                    15700.48
  1994/06/30      11472.34                    15315.82
  1994/07/31      11646.77                    15818.18
  1994/08/31      11452.21                    16466.72
  1994/09/30      11364.99                    16063.29
  1994/10/31      12009.05                    16424.71
  1994/11/30      11271.07                    15826.52
  1994/12/31      10986.86                    16061.23
  1995/01/31      10723.79                    16477.70
  1995/02/28      11146.09                    17119.83
  1995/03/31      11755.32                    17625.04
  1995/04/30      12116.59                    18144.10
  1995/05/31      12429.24                    18869.32
  1995/06/30      12067.96                    19307.65
  1995/07/31      12352.81                    19947.89
  1995/08/31      12262.49                    19997.96
  1995/09/30      12269.44                    20841.88
  1995/10/31      11741.42                    20767.47
  1995/11/30      12415.34                    21679.16
  1995/12/31      13336.18                    22096.70
  1996/01/31      13542.23                    22848.87
  1996/02/29      13478.28                    23060.68
  1996/03/31      14380.62                    23282.76
  1996/04/30      15077.01                    23625.95
  1996/05/31      15232.82                    24235.26
  1996/06/30      15514.77                    24327.60
  1996/07/31      14817.31                    23252.80
  1996/08/31      15396.06                    23743.20
  1996/09/30      16212.23                    25079.47
  1996/10/31      16872.59                    25771.16
  1996/11/30      17807.49                    27719.21
  1996/12/31      17666.91                    27170.09
  1997/01/31      18070.33                    28867.68
  1997/02/28      16220.67                    29094.00
  1997/03/31      16669.76                    27898.53
  1997/04/30      16520.96                    29564.07
  1997/05/31      18025.05                    31363.93
  1997/06/30      18289.07                    32769.03
  1997/07/31      19489.14                    35376.46
  1997/08/31      19689.15                    33394.67
  1997/09/30      21137.23                    35223.70
  1997/10/31      20553.20                    34047.23
  1997/11/30      19369.13                    35623.28
  1997/12/31      19483.54                    36234.93
  1998/01/31      18442.58                    36635.68
  1998/02/28      19529.60                    39277.85
  1998/03/31      20460.02                    41289.27
  1998/04/30      20854.58                    41704.64
  1998/05/31      20347.76                    40987.74
  1998/06/30      19812.79                    42652.66
  1998/07/31      18179.71                    42198.41
  1998/08/31      14932.33                    36097.36
  1998/09/30      17485.18                    38409.76
  1998/10/31      17691.67                    41534.01
  1998/11/30      17072.22                    44051.38
  1998/12/31      16612.33                    46589.63
  1999/01/31      15476.69                    48538.00
  1999/02/28      15232.66                    47029.44
  1999/03/31      18451.89                    48911.09
  1999/04/30      21612.39                    50805.42
  1999/05/31      21142.15                    49605.90
  1999/06/30      22261.33                    52359.03
  1999/07/31      22853.84                    50724.38
  1999/08/31      23540.39                    50473.29
  1999/09/30      22515.26                    49089.82
  1999/10/31      21753.47                    52196.23
  1999/11/30      21809.89                    53257.37
  1999/12/31      22299.14                    56394.23
  2000/01/31      21984.00                    53560.99
  2000/02/29      22063.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000316 094712 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $22,063 - a 120.63% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Exxon Mobil Corp.               8.3

Royal Dutch Petroleum Co. (NY   7.0
Shares)

Schlumberger Ltd.               6.2

Atlantic Richfield Co.          5.8

Chevron Corp.                   5.7

Halliburton Co.                 4.4

Amerada Hess Corp.              3.4

BP Amoco PLC sponsored ADR      3.3

Noble Drilling Corp.            2.7

Smith International, Inc.       2.7

                                49.5

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Oil & Gas                   64.5%           Row: 1, Col: 6, Value: 64.5
Energy Services             29.9%           Row: 1, Col: 5, Value: 29.9
Gas                          3.1%           Row: 1, Col: 4, Value: 3.1
Electric Utility             0.8%           Row: 1, Col: 3, Value: 0.8
Autos, Tires, & Accessories  0.2%           Row: 1, Col: 2, Value: 0.2
* All Others                 1.5%           Row: 1, Col: 1, Value: 1.5


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

ENERGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Offen)

Scott Offen,
Portfolio Manager
of Fidelity Select
Energy Portfolio

Q. HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR, SCOTT?

A. For the 12 months that ended February 29, 2000, the fund returned 44.89%, while the Goldman Sachs Natural Resources Index - an index of 105 stocks designed to measure the performance of companies in the natural resources sector - returned 27.62%, and the Standard & Poor's 500 Index returned 11.73%.

Q. WHAT FACTORS HELPED THE FUND POST SUCH A STRONG PERFORMANCE?

A. Oil prices hit historically high levels, and fundamentals in the energy industry were quite positive. The fund beat the Goldman Sachs index because the index includes stocks outside of the energy industry
- such as paper and forest products, steel and non-ferrous metals companies - all of which did not perform as well as energy stocks. Also, within the energy sector, exploration and production (E&P) and energy service stocks outperformed the rest of the sector, and the fund was overweighted relative to the index in these two areas.

Q. HOW HAVE YOU STRUCTURED THE PORTFOLIO SINCE TAKING OVER THE FUND AT THE BEGINNING OF SEPTEMBER?

A. I added to the fund's investments in E&P companies, which tend to benefit from high oil prices. While these stocks fell initially - hurting the fund's performance over the short term - they were attractive to me because they were selling at very cheap valuations. As I said, oil prices hit historically high levels - more than $30 per barrel. Nevertheless, valuations for energy stocks, in general, and E&P stocks, in particular, discounted an eventual price of about $16 per barrel for crude oil. I believe we're reaching a peak, but I don't believe that oil will fall to such a low level again. I think the E&P stock prices will move up as oil prices move down, meeting somewhere in the middle to provide a solid return. In addition, two-thirds of the E&P companies' business is in natural gas, where the fundamentals look terrific, characterized by growing consumption and declining supply. As with oil, I believe the price of natural gas should be sustainable at a higher price than current estimates are calling for.

Q. WHAT OTHER MOVES HAVE YOU MADE WITH THE FUND?

A. I cut back on the number of stocks in the fund, so that I could focus on what I considered to be the best ideas. In addition, I invested in stocks that usually do well when the price of oil is high but moving lower - well-managed refiners and integrated oil companies whose earnings come from refining and marketing. The fund also held a larger weighting than the index in energy service stocks - which helped boost performance - because of my feeling that while oil prices might fall, they should stay high enough to stimulate added supply.

Q. WHICH STOCKS PERFORMED WELL? WHICH DISAPPOINTED?

A. Most of the fund's top performers came from the energy services industry, including Schlumberger, BJ Services, Noble Drilling, Baker Hughes and Halliburton. These firms do well when investors believe that the capital expenditure budgets of the integrated oil companies are on the rise. When the oil companies are flush with cash, they tend to re-invest in their businesses. That certainly was the case with oil prices at such a high level. As far as disappointments, I'd include Royal Dutch Petroleum, which did not achieve the cost savings it had promised investors, and Chevron, which suffered from expectations of lower oil production.

Q. WHAT IS YOUR OUTLOOK?

A. Almost all of the run-up in energy stocks occurred in the first half of the year. By the end of the period, energy stocks had cheapened significantly. While fundamentals for the energy sector remain positive, that doesn't mean stock prices will necessarily follow, but we are optimistic that stock performance should follow fundamentals.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 060

TRADING SYMBOL: FSENX

SIZE: as of February 29, 2000, more than $175 million

MANAGER: Scott Offen, since September 1999;
manager, Fidelity Select Natural Resources
Portfolio and Fidelity Advisor Natural Resources
Portfolio, since September 1999; several Fidelity
Select Portfolios, 1988-1999; joined Fidelity in
1985

ENERGY PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 98.2%

                                 SHARES                     VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.2%

Barrett Resources Corp. (a)       15,400                    $ 448,525

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                   100                        2,500

Onvia.com, Inc.                   100                        2,100

                                                             4,600

ELECTRIC UTILITY - 0.8%

Calpine Corp. (a)                 15,400                     1,409,100

ENERGY SERVICES - 29.9%

Baker Hughes, Inc.                145,850                    3,773,869

BJ Services Co. (a)               30,100                     1,717,581

Diamond Offshore Drilling,        16,400                     520,700
Inc.

ENSCO International, Inc.         137,200                    4,150,300

Global Marine, Inc. (a)           64,000                     1,436,000

Halliburton Co.                   204,600                    7,813,163

Hanover Compressor Co. (a)        19,300                     905,894

Helmerich & Payne, Inc.           25,400                     676,275

Marine Drilling Companies,        30,200                     688,938
Inc. (a)

McDermott International, Inc.     400                        3,750

Nabors Industries, Inc. (a)       97,200                     3,487,050

Noble Drilling Corp. (a)          134,000                    4,824,000

R&B Falcon Corp. (a)              11,000                     169,813

Rowan Companies, Inc. (a)         27,800                     698,475

Santa Fe International Corp.      11,600                     332,775

Schlumberger Ltd.                 146,480                    10,821,210

Smith International, Inc. (a)     76,200                     4,776,788

Superior Energy Services,         69,301                     511,095
Inc. (a)

Tidewater, Inc.                   21,200                     600,225

Transocean Sedco Forex, Inc.      46,768                     1,844,413

Weatherford International,        62,025                     2,791,125
Inc. (a)

                                                             52,543,439

GAS - 3.1%

Dynegy, Inc. Class A              51,215                     2,400,703

Kinder Morgan, Inc.               102,800                    2,865,550

                                                             5,266,253

METALS & MINING - 0.0%

Alcoa, Inc.                       1                          69

OIL & GAS - 64.2%

Alberta Energy Co. Ltd.           54,200                     1,473,151

Amerada Hess Corp.                117,600                    5,946,150

Anadarko Petroleum Corp.          72,300                     2,223,225

Apache Corp.                      52,300                     1,908,950

Atlantic Richfield Co.            144,500                    10,259,500

BP Amoco PLC sponsored ADR        122,200                    5,743,400

Burlington Resources, Inc.        17,825                     492,416



                                 SHARES                     VALUE (NOTE 1)

Cabot Oil & Gas Corp. Class A     33,100                    $ 523,394

Canada Occidental Petroleum       68,700                     1,274,855
Ltd.

Canadian Hunter Exploration       37,200                     587,666
Ltd. (a)

Chevron Corp.                     133,500                    9,970,781

Conoco, Inc.:

Class A                           56,500                     1,084,094

Class B                           128,411                    2,528,092

Cooper Cameron Corp. (a)          14,360                     793,390

Crestar Energy, Inc. (a)          21,300                     268,160

EOG Resources, Inc.               69,700                     1,062,925

Exxon Mobil Corp.                 194,055                    14,614,763

Forest Oil Corp. (a)              36,000                     294,750

Frontier Oil Corp. (a)            215,100                    1,344,375

Imperial Oil Ltd.                 38,600                     718,957

Kerr-McGee Corp.                  31,900                     1,427,525

Magnum Hunter Resources, Inc.     1                          3

Noble Affiliates, Inc.            14,700                     330,750

Nuevo Energy Co. (a)              60,100                     1,066,775

Occidental Petroleum Corp.        180,000                    2,891,250

Penn West Petroleum Ltd. (a)      14,600                     298,124

Petro-Canada                      120,500                    1,695,778

Phillips Petroleum Co.            25,900                     990,675

Pioneer Natural Resources Co.     138,200                    1,148,788

Pogo Producing Co.                19,900                     460,188

Prima Energy Corp. (a)            34,500                     700,781

Rio Alto Exploration Ltd. (a)     52,300                     793,736

Royal Dutch Petroleum Co. (NY     232,700                    12,216,750
Shares)

Santa Fe Snyder Corp. (a)         321,485                    2,411,138

Shell Transport & Trading Co.     89,400                     619,282
PLC (Reg.)

Suncor Energy, Inc.               63,900                     2,433,278

Sunoco, Inc.                      87,500                     2,160,156

Talisman Energy, Inc. (a)         73,000                     1,888,452

Texaco, Inc.                      93,400                     4,430,663

Tosco Corp.                       84,300                     2,255,025

Total Fina SA sponsored ADR       10,811                     725,688

Ultramar Diamond Shamrock         56,100                     1,216,669
Corp.

Union Pacific Resources           91,500                     817,781
Group, Inc.

USX - Marathon Group              189,600                    4,100,100

Valero Energy Corp.               73,300                     1,869,150

Vastar Resources, Inc.            14,000                     742,875

                                                             112,804,374

TOTAL COMMON STOCKS                                          172,476,360
(Cost $152,254,076)

CONVERTIBLE PREFERRED STOCKS
- 0.3%



OIL & GAS - 0.3%

Chesapeake Energy Corp. $3.50     15,000                     555,000
(a) (Cost $146,211)

CASH EQUIVALENTS - 5.1%

                                 SHARES                     VALUE (NOTE 1)

Central Cash Collateral           4,505,696                 $ 4,505,696
Fund, 5.75% (b)

Taxable Central Cash  Fund,       4,404,404                  4,404,404
5.66% (b)

TOTAL CASH EQUIVALENTS                                       8,910,100
(Cost $8,910,100)

TOTAL INVESTMENT PORTFOLIO -                                 181,941,460
103.6%
(Cost $161,310,387)

NET OTHER ASSETS - (3.6)%                                    (6,269,653)

NET ASSETS - 100%                                           $ 175,671,807

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $242,251,234 and $239,760,747, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41,409 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $4,537,328. The fund received cash collateral of $4,505,696 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     75.3%

Netherlands                   7.0

Canada                        6.4

Netherlands Antilles          6.2

United Kingdom                3.6

Grand Cayman Islands          1.1

Others (individually less     0.4
than 1%)

                            100.0%

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $163,098,790. Net unrealized appreciation aggregated $18,842,670, of which $28,854,002 related to appreciated investment securities and $10,011,332 related to depreciated investment securities.

The fund hereby designates approximately $1,682,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 73% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

ENERGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 181,941,460
value  (cost $161,310,387) -
 See accompanying schedule

Receivable for investments                  1,121,045
sold

Receivable for fund shares                  318,951
sold

Dividends receivable                        584,801

Interest receivable                         32,434

Redemption fees receivable                  872

Other receivables                           3,153

 TOTAL ASSETS                               184,002,716

LIABILITIES

Payable for investments        $ 26,700
purchased

Payable for fund shares         3,613,434
redeemed

Accrued management fee          87,536

Other payables and  accrued     97,543
expenses

Collateral on securities        4,505,696
loaned,  at value

 TOTAL LIABILITIES                          8,330,909

NET ASSETS                                 $ 175,671,807

Net Assets consist of:

Paid in capital                            $ 146,034,692

Undistributed net investment                458,754
income

Accumulated undistributed net               8,547,288
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 20,631,073
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 7,602,344                  $ 175,671,807
shares outstanding

NET ASSET VALUE and                         $23.11
redemption price per share
($175,671,807 (divided by)
7,602,344 shares)

Maximum offering price per                  $23.82
share (100/97.00 of $23.11)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                             $ 2,954,474
Dividends

Interest                                       544,606

Security lending                               18,737

 TOTAL INCOME                                  3,517,817

EXPENSES

Management fee                   $ 1,204,091

Transfer agent fees               1,207,603

Accounting and security           153,657
lending fees

Non-interested trustees'          842
compensation

Custodian fees and expenses       41,388

Registration fees                 54,462

Audit                             14,824

Legal                             731

Miscellaneous                     231

 Total expenses before            2,677,829
reductions

 Expense reductions               (95,101)     2,582,728

NET INVESTMENT INCOME                          935,089

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            23,278,638

 Foreign currency transactions    2,099        23,280,737

Change in net unrealized                       34,688,428
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                57,969,165

NET INCREASE (DECREASE) IN                    $ 58,904,254
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 930,422
charges paid to FDC

 Sales charges - Retained by                  $ 928,434
FDC

 Deferred sales charges                       $ 9,981
withheld   by FDC

 Exchange fees withheld by FSC                $ 19,869

 Expense reductions                           $ 94,960
  Directed brokerage
arrangements

  Custodian credits                            141

                                              $ 95,101

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 935,089                     $ 960,799
income

 Net realized gain (loss)         23,280,737                    (12,098,193)

 Change in net unrealized         34,688,428                    (22,108,978)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       58,904,254                    (33,246,372)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (786,455)                     (118,598)
From net investment income

 From net realized gain           (2,442,218)                   (2,920,602)

 TOTAL DISTRIBUTIONS              (3,228,673)                   (3,039,200)

Share transactions Net            235,865,753                   115,988,469
proceeds from sales of shares

 Reinvestment of distributions    3,080,231                     2,970,065

 Cost of shares redeemed          (239,412,583)                 (109,891,379)

 NET INCREASE (DECREASE) IN       (466,599)                     9,067,155
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  458,349                       199,403

  TOTAL INCREASE (DECREASE)       55,667,331                    (27,019,014)
IN NET ASSETS

NET ASSETS

 Beginning of period              120,004,476                   147,023,490

 End of period (including        $ 175,671,807                 $ 120,004,476
undistributed net investment
income of $458,754 and
$825,869, respectively)

OTHER INFORMATION
Shares

 Sold                             10,521,938                    5,995,866

 Issued in reinvestment of        141,927                       133,126
distributions

 Redeemed                         (10,457,389)                  (5,669,002)

 Net increase (decrease)          206,476                       459,990


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.23    $ 21.20    $ 21.31    $ 18.97    $ 16.10
period

Income from Investment
Operations

Net investment income C           .10        .13        .11        .13        .18

Net realized and unrealized       7.11       (4.71)     3.93       3.59       3.13
gain (loss)

Total from investment             7.21       (4.58)     4.04       3.72       3.31
operations

Less Distributions

 From net investment income       (.09)      (.02)      (.09)      (.13)      (.11)

From net realized gain            (.29)      (.40)      (4.09)     (1.31)     (.36)

Total distributions               (.38)      (.42)      (4.18)     (1.44)     (.47)

Redemption fees added to paid     .05        .03        .03        .06        .03
in capital

Net asset value, end of period   $ 23.11    $ 16.23    $ 21.20    $ 21.31    $ 18.97

TOTAL RETURN A, B                 44.89%     (22.00)%   20.40%     20.35%     20.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 175,672  $ 120,004  $ 147,023  $ 203,265  $ 119,676
(000 omitted)

Ratio of expenses to average      1.29%      1.46%      1.58%      1.57%      1.63%
net assets

Ratio of expenses to average      1.25% D    1.42% D    1.53% D    1.55% D    1.63%
net assets after expense
reductions

Ratio of net investment           .45%       .68%       .47%       .62%       1.04%
income to average net assets

Portfolio turnover rate           124%       138%       115%       87%        97%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME  PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29


ENERGY SERVICE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT ENERGY SERVICE          121.24%      198.73%       207.03%

SELECT ENERGY SERVICE (LOAD    114.53%      189.69%       197.74%
ADJ.)

S&P 500                        11.73%       206.94%       425.47%

GS Natural Resources           27.62%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT ENERGY SERVICE        121.24%      24.47%        11.87%

SELECT ENERGY SERVICE (LOAD  114.53%      23.71%        11.53%
ADJ.)

S&P 500                      11.73%       25.14%        18.05%

GS Natural Resources         27.62%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Energy Service              S&P 500
             00043                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10166.04                    10265.00
  1990/04/30       9628.91                    10008.38
  1990/05/31      11248.21                    10984.19
  1990/06/30      10671.58                    10909.50
  1990/07/31      11674.76                    10874.59
  1990/08/31      11469.38                     9891.53
  1990/09/30      11248.21                     9409.81
  1990/10/31       9834.28                     9369.35
  1990/11/30       9984.36                     9974.61
  1990/12/31       9637.14                    10252.90
  1991/01/31       9201.96                    10699.92
  1991/02/28      10681.56                    11464.97
  1991/03/31       9850.77                    11742.42
  1991/04/30       9898.24                    11770.60
  1991/05/31      10159.35                    12279.09
  1991/06/30       8830.09                    11716.71
  1991/07/31       9494.72                    12262.71
  1991/08/31       9391.86                    12553.34
  1991/09/30       8529.42                    12343.69
  1991/10/31       8656.02                    12509.10
  1991/11/30       7619.51                    12004.98
  1991/12/31       7374.23                    13378.35
  1992/01/31       7271.37                    13129.52
  1992/02/29       7421.70                    13300.20
  1992/03/31       6891.58                    13040.85
  1992/04/30       7461.27                    13424.25
  1992/05/31       8054.69                    13490.03
  1992/06/30       7587.86                    13289.02
  1992/07/31       7904.35                    13832.55
  1992/08/31       8307.88                    13548.98
  1992/09/30       8561.07                    13708.86
  1992/10/31       8117.98                    13756.84
  1992/11/30       7951.83                    14225.94
  1992/12/31       7627.42                    14400.92
  1993/01/31       7928.09                    14521.89
  1993/02/28       8711.40                    14719.39
  1993/03/31       9399.77                    15029.97
  1993/04/30       9906.47                    14666.24
  1993/05/31      10365.76                    15059.30
  1993/06/30      10310.33                    15102.97
  1993/07/31      10452.87                    15042.56
  1993/08/31      10817.14                    15612.67
  1993/09/30      10500.38                    15492.45
  1993/10/31      10349.93                    15813.15
  1993/11/30       9257.13                    15662.92
  1993/12/31       9225.87                    15852.44
  1994/01/31       9313.28                    16391.43
  1994/02/28       9265.60                    15947.22
  1994/03/31       8574.25                    15251.92
  1994/04/30       9022.55                    15447.15
  1994/05/31       9424.47                    15700.48
  1994/06/30       9711.55                    15315.82
  1994/07/31       9892.00                    15818.18
  1994/08/31       9498.29                    16466.72
  1994/09/30       9859.19                    16063.29
  1994/10/31      10252.90                    16424.71
  1994/11/30       9719.75                    15826.52
  1994/12/31       9278.21                    16061.23
  1995/01/31       9336.52                    16477.70
  1995/02/28       9969.50                    17119.83
  1995/03/31      10519.20                    17625.04
  1995/04/30      11160.51                    18144.10
  1995/05/31      11452.02                    18869.32
  1995/06/30      11060.56                    19307.65
  1995/07/31      11610.26                    19947.89
  1995/08/31      12076.67                    19997.96
  1995/09/30      12109.99                    20841.88
  1995/10/31      11060.56                    20767.47
  1995/11/30      11685.22                    21679.16
  1995/12/31      13070.60                    22096.70
  1996/01/31      13355.12                    22848.87
  1996/02/29      13872.42                    23060.68
  1996/03/31      14967.39                    23282.76
  1996/04/30      16092.97                    23625.95
  1996/05/31      15858.86                    24235.26
  1996/06/30      15893.54                    24327.60
  1996/07/31      15017.79                    23252.80
  1996/08/31      15971.58                    23743.20
  1996/09/30      16569.86                    25079.47
  1996/10/31      18416.74                    25771.16
  1996/11/30      19162.43                    27719.21
  1996/12/31      19486.16                    27170.09
  1997/01/31      20571.22                    28867.68
  1997/02/28      18347.30                    29094.00
  1997/03/31      19638.61                    27898.53
  1997/04/30      19411.60                    29564.07
  1997/05/31      22105.80                    31363.93
  1997/06/30      23552.86                    32769.03
  1997/07/31      27256.20                    35376.46
  1997/08/31      29188.80                    33394.67
  1997/09/30      32235.25                    35223.70
  1997/10/31      33463.35                    34047.23
  1997/11/30      29369.68                    35623.28
  1997/12/31      29594.38                    36234.93
  1998/01/31      25405.49                    36635.68
  1998/02/28      27232.67                    39277.85
  1998/03/31      29273.66                    41289.27
  1998/04/30      31684.15                    41704.64
  1998/05/31      29647.97                    40987.74
  1998/06/30      25781.29                    42652.66
  1998/07/31      20104.68                    42198.41
  1998/08/31      13739.05                    36097.36
  1998/09/30      16813.89                    38409.76
  1998/10/31      19261.41                    41534.01
  1998/11/30      14674.87                    44051.38
  1998/12/31      14880.55                    46589.63
  1999/01/31      14191.54                    48538.00
  1999/02/28      13461.39                    47029.44
  1999/03/31      18901.48                    48911.09
  1999/04/30      22038.02                    50805.42
  1999/05/31      21307.87                    49605.90
  1999/06/30      22881.28                    52359.03
  1999/07/31      23601.14                    50724.38
  1999/08/31      24742.64                    50473.29
  1999/09/30      22367.10                    49089.82
  1999/10/31      21852.91                    52196.23
  1999/11/30      22901.85                    53257.37
  1999/12/31      25616.75                    56394.23
  2000/01/31      25390.51                    53560.99
  2000/02/29      29774.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000316 093643 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $29,774 - a 197.74% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

ENSCO International, Inc.         8.4

Smith International, Inc.         7.7

Weatherford International, Inc.   7.5

Noble Drilling Corp.              7.0

Cooper Cameron Corp.              6.7

Nabors Industries, Inc.           6.3

BJ Services Co.                   5.7

Baker Hughes, Inc.                4.5

Marine Drilling Companies, Inc.   4.2

Halliburton Co.                   4.2

                                  62.2

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Energy Services            84.0%           Row: 1, Col: 5, Value: 84.0
Oil & Gas                   6.8%           Row: 1, Col: 4, Value: 6.8
Retail & Wholesale,
Miscellaneous               0.1%           Row: 1, Col: 3, Value: 0.1
* All Others                9.1%           Row: 1, Col: 1, Value: 9.1


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

(photograph of James Catudel)(photograph of Nick Tiller)

NOTE TO SHAREHOLDERS: The following is an interview with James Catudal
(left), who managed Fidelity Select Energy Service Portfolio for most of the period covered by this report, with additional comments from Nick Tiller (right), who became manager of the fund on February 1, 2000.

Q. HOW DID THE FUND PERFORM, JIM?

J.C. Extremely well. For the 12 months that ended February 29, 2000, the fund returned 121.24%, far outdistancing the 27.62% return of the Goldman Sachs Natural Resources Index, an index of 105 stocks designed to measure the performance of companies in the natural resources sector. The fund also finished well ahead of the Standard & Poor's 500 Index, which returned 11.73% during the same period.

Q. WHAT WAS RESPONSIBLE FOR THE FUND'S OUTSTANDING PERFORMANCE?

J.C. Sharply advancing crude oil and natural gas prices were the primary drivers of performance. To put the recent rally in perspective, at the end of the period oil prices were at levels not seen since the Gulf War in 1990, when Iraq invaded Kuwait. Firming prices resulted from both diminished supply and growing demand. On the supply side, the Organization of Petroleum Exporting Countries (OPEC), in concert with Norway and Mexico, was successful in reining in oil production. At the same time, demand for oil expanded due to economic recovery in Asia and Latin America as well as continued prosperity in the U.S. and Europe. In the case of natural gas, prices experienced a smaller but still significant rise. Typically, rallies of this magnitude stimulate more spending for exploration and production, which directly benefits energy service companies. While some stocks in the Goldman Sachs index reacted to surging energy prices, others were dependent on the prices for metals, paper or other commodities that were more stable during the period. The broader market as represented by the S&P 500 also was subject to factors that limited performance in some sectors, notably higher interest rates.

Q. HOW DID YOU POSITION THE FUND DURING THE PERIOD?

J.C. In the energy service sector, stocks are categorized as either early-cycle, mid-cycle or late-cycle, depending on how quickly the company's business activity responds to changes in energy prices. I focused the fund on early-cycle and North American stocks, which are normally the first to reflect stronger oil and gas prices. As I expected, those two groups led the rally, so the strategy paid off well.

Q. WHAT STOCKS DID WELL FOR THE FUND?

J.C. Two stocks mentioned in the report six months ago showed up once again on the list of top performers. BJ Services, a provider of pressure pumping services, and Noble Drilling - both early-cycle stocks - turned in stellar performances. Ensco International also made a positive contribution. Ensco is a shallow-water driller with high exposure to the Gulf of Mexico, which was one of the first drilling markets to recover. Another early-cycle stock, Weatherford International, was attractive to investors because of plans to spin off its drill pipe business.

Q. WHAT STOCKS WERE DISAPPOINTING?

J.C. There was only one stock that detracted significantly from performance - McDermott International. When the company released earnings in November, it revealed that potential asbestos-related liabilities had increased. The stock pulled back sharply on the news.

Q. TURNING TO YOU, NICK, WHAT'S YOUR OUTLOOK?

N.T. My long-term outlook for the energy service sector is positive. Inventories of oil recently hit 23-year lows, indicating extremely tight supplies. Over the short term, the supply squeeze has been alleviated by an OPEC production increase. Increased production lowered oil prices from the recent high of $34 per barrel. If worldwide economic activity continues to expand, however, it probably would not take long for the production increase to be absorbed by higher demand. Furthermore, it's important to realize that exploration and production activity - and therefore demand in the energy service market - will likely see a healthy increase if oil stays anywhere above $20 per barrel. One challenge as we move forward will be to time the migration from early-cycle holdings to mid- and late-cycle stocks, and I will be looking at that issue carefully in the months to come.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 043

TRADING SYMBOL: FSESX

SIZE: as of February 29, 2000, more than $631 million

MANAGER: Nicholas Tiller, since February
2000; analyst, various industries, since 1998;
joined Fidelity in 1998

ENERGY SERVICE PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 90.9%

                                 SHARES                      VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                   200                        $ 5,000

Onvia.com, Inc.                   400                         8,400

                                                              13,400

ELECTRICAL EQUIPMENT - 0.0%

NQL Drilling Tools, Inc.          60,600                      232,016
Class A (a)

ENERGY SERVICES - 84.0%

Atwood Oceanics, Inc. (a)         122,300                     6,497,188

Baker Hughes, Inc.                1,096,836                   28,380,632

BJ Services Co. (a)               627,076                     35,782,524

Carbo Ceramics, Inc.              45,300                      985,275

Coflexip SA sponsored ADR         117,600                     5,269,950

Diamond Offshore Drilling,        226,500                     7,191,375
Inc.

ENSCO International, Inc.         1,750,600                   52,955,646

Global Industries Ltd. (a)        837,300                     8,582,325

Global Marine, Inc. (a)           911,000                     20,440,563

Halliburton Co.                   697,567                     26,638,340

Hanover Compressor Co. (a)        71,900                      3,374,806

Helmerich & Payne, Inc.           541,400                     14,414,775

Input/Output, Inc. (a)            89,300                      541,381

Lone Star Technologies, Inc.      201,400                     7,552,500
(a)

Marine Drilling Companies,        1,169,800                   26,686,063
Inc. (a)

McDermott International, Inc.     846,300                     7,934,063

Nabors Industries, Inc. (a)       1,114,577                   39,985,450

Noble Drilling Corp. (a)          1,225,450                   44,116,200

Oceaneering International,        766,500                     14,563,500
Inc. (a)

Offshore Logistics, Inc. (a)      158,900                     1,579,069

Parker Drilling Co. (a)           321,100                     1,284,400

Precision Drilling Corp.          58,400                      1,671,909
Class A (a)

Rowan Companies, Inc. (a)         923,100                     23,192,888

Ryan Energy Technologies,         212,300                     446,685
Inc. (a)

Santa Fe International Corp.      54,700                      1,569,206

Schlumberger Ltd.                 270,445                     19,979,124

SEACOR SMIT, Inc. (a)             67,100                      3,254,350

Smith International, Inc. (a)     777,000                     48,708,188

Superior Energy Services,         96,300                      710,213
Inc. (a)

Tidewater, Inc.                   653,465                     18,501,228

TMBR/Sharp Drilling, Inc. (a)     14,100                      133,950

Transocean Sedco Forex, Inc.      75,327                      2,970,709

Tuboscope, Inc. (a)               409,600                     6,835,200

Varco International, Inc. (a)     75,400                      834,113

Weatherford International,        1,049,305                   47,218,725
Inc. (a)

                                                              530,782,513

ENGINEERING - 0.0%

Stolt Comex Seaway SA (a)         100                         1,300

IRON & STEEL - 0.0%

NS Group, Inc. (a)                14,600                      170,638



                                 SHARES                      VALUE (NOTE 1)

OIL & GAS - 6.8%

Compagnie Generale de             25,478                     $ 292,997
Geophysique SA sponsored ADR
(a)

Cooper Cameron Corp. (a)          770,176                     42,552,224

Petroleum Geo-Services ASA        3,900                       63,863
sponsored ADR (a)

                                                              42,909,084

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

Newpark Resources, Inc. (a)       38,900                      303,906

TOTAL COMMON STOCKS                                           574,412,857
(Cost $382,067,236)

CASH EQUIVALENTS - 4.5%



Central Cash Collateral Fund,     9,473,400                   9,473,400
5.75% (b)

Taxable Central Cash Fund,        18,714,291                  18,714,291
5.66% (b)

TOTAL CASH EQUIVALENTS                                        28,187,691
(Cost $28,187,691)

TOTAL INVESTMENT PORTFOLIO -                                  602,600,548
95.4%
(Cost $410,254,927)

NET OTHER ASSETS - 4.6%                                       29,285,438

NET ASSETS - 100%                                           $ 631,885,986

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $433,935,367 and $636,368,911, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $117,730 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $9,998,063. The fund received cash collateral of $9,473,400 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $416,294,903. Net unrealized appreciation aggregated $186,305,645, of which $208,041,840 related to appreciated investment securities and $21,736,195 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $162,650,000 of which $85,150,000 and $77,500,000 will expire on February 28, 2007 and February 29, 2008, respectively.

ENERGY SERVICE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 602,600,548
value  (cost $410,254,927) -
 See accompanying schedule

Receivable for investments                    42,212,019
sold

Receivable for fund shares                    5,804,129
sold

Dividends receivable                          340,011

Interest receivable                           102,187

Redemption fees receivable                    4,733

Other receivables                             2,235

 TOTAL ASSETS                                 651,065,862

LIABILITIES

Payable for investments         $ 1,477,966
purchased

Payable for fund shares          7,672,651
redeemed

Accrued management fee           297,771

Other payables and  accrued      258,088
expenses

Collateral on securities         9,473,400
loaned,  at value

 TOTAL LIABILITIES                            19,179,876

NET ASSETS                                   $ 631,885,986

Net Assets consist of:

Paid in capital                              $ 608,725,839

Accumulated undistributed net                 (169,185,474)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   192,345,621
(depreciation) on investments

NET ASSETS, for 21,816,791                   $ 631,885,986
shares outstanding

NET ASSET VALUE and                           $28.96
redemption price per share
($631,885,986 (divided by)
21,816,791 shares)

Maximum offering price per                    $29.86
share (100/97.00 of $28.96)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                             $ 3,345,033
Dividends

Interest                                       2,162,744

Security lending                               14,230

 TOTAL INCOME                                  5,522,007

EXPENSES

Management fee                   $ 3,977,952

Transfer agent fees               3,794,938

Accounting and security           467,998
lending fees

Non-interested trustees'          2,140
compensation

Custodian fees and expenses       29,465

Registration fees                 152,192

Audit                             25,754

Legal                             2,417

Miscellaneous                     1,126

 Total expenses before            8,453,982
reductions

 Expense reductions               (218,638)    8,235,344

NET INVESTMENT INCOME (LOSS)                   (2,713,337)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            17,447,443

 Foreign currency transactions    (15,438)     17,432,005

Change in net unrealized                       413,309,116
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                430,741,121

NET INCREASE (DECREASE) IN                    $ 428,027,784
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 2,622,816
charges paid to FDC

 Sales charges - Retained by                  $ 2,615,772
FDC

 Deferred sales charges                       $ 8,292
withheld   by FDC

 Exchange fees withheld by FSC                $ 80,663

 Expense reductions                           $ 214,185
  Directed brokerage
arrangements

  Custodian credits                            1,312

  Transfer agent credits                       3,141

                                              $ 218,638

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (2,713,337)                 $ (3,167,669)
income (loss)

 Net realized gain (loss)         17,432,005                    (185,190,842)

 Change in net unrealized         413,309,116                   (243,966,665)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       428,027,784                   (432,325,176)
NET ASSETS RESULTING FROM
OPERATIONS

 From net realized gain           -                             (54,767,354)

Share transactions Net            1,103,932,587                 1,182,599,212
proceeds from sales of shares

 Reinvestment of distributions    -                             53,845,591

 Cost of shares redeemed          (1,270,153,739)               (1,305,871,677)

 NET INCREASE (DECREASE) IN       (166,221,152)                 (69,426,874)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  3,182,982                     4,414,000

  TOTAL INCREASE (DECREASE)       264,989,614                   (552,105,404)
IN NET ASSETS

NET ASSETS

 Beginning of period              366,896,372                   919,001,776

 End of period                   $ 631,885,986                 $ 366,896,372

OTHER INFORMATION
Shares

 Sold                             52,841,715                    53,434,483

 Issued in reinvestment of        -                             1,829,614
distributions

 Redeemed                         (59,047,414)                  (60,036,675)

 Net increase (decrease)          (6,205,699)                   (4,772,578)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F     1999       1998       1997       1996 f

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.09    $ 28.02    $ 20.46    $ 16.09    $ 11.97
period

Income from Investment
Operations

Net investment income (loss) C    (.09)      (.10)      (.10)      (.01)      .08 d

Net realized and unrealized       15.86      (13.26)    9.36       5.05       4.49
gain (loss)

Total from investment             15.77      (13.36)    9.26       5.04       4.57
operations

Less Distributions

From net investment income        -          -          -          -          (.04)

From net realized gain            -          (1.71)     (1.85)     (.79)      (.48)

Total distributions               -          (1.71)     (1.85)     (.79)      (.52)

Redemption fees added to paid     .10        .14        .15        .12        .07
in capital

Net asset value, end of period   $ 28.96    $ 13.09    $ 28.02    $ 20.46    $ 16.09

TOTAL RETURN A, B                 121.24%    (50.57)%   48.43%     32.26%     39.15%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 631,886  $ 366,896  $ 919,002  $ 439,504  $ 273,805
(000 omitted)

Ratio of expenses to average      1.23%      1.39%      1.25%      1.47%      1.59%
net assets

Ratio of expenses to average      1.20% e    1.35% e    1.22% e    1.45% e    1.58% e
net assets after expense
reductions

Ratio of net investment           (.40)%     (.49)%     (.35)%     (.07)%     .60%
income (loss) to average net
assets

Portfolio turnover rate           69%        75%        78%        167%       223%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.02 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29


GOLD PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT GOLD                   5.16%        -21.38%       -18.37%

SELECT GOLD (LOAD ADJ.)       1.93%        -23.81%       -20.89%

S&P 500                       11.73%       206.94%       425.47%

GS Natural Resources          27.62%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT GOLD                 5.16%        -4.70%        -2.01%

SELECT GOLD  (LOAD ADJ.)    1.93%        -5.29%        -2.32%

S&P 500                     11.73%       25.14%        18.05%

GS Natural Resources        27.62%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             GOLD                        S&P 500
             00041                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9323.14                    10265.00
  1990/04/30       8312.73                    10008.38
  1990/05/31       9044.59                    10984.19
  1990/06/30       8465.65                    10909.50
  1990/07/31       9055.52                    10874.59
  1990/08/31       8891.67                     9891.53
  1990/09/30       8886.20                     9409.81
  1990/10/31       7427.93                     9369.35
  1990/11/30       7335.08                     9974.61
  1990/12/31       7914.02                    10252.90
  1991/01/31       6816.22                    10699.92
  1991/02/28       7433.39                    11464.97
  1991/03/31       7406.08                    11742.42
  1991/04/30       7143.92                    11770.60
  1991/05/31       7389.70                    12279.09
  1991/06/30       7886.71                    11716.71
  1991/07/31       7799.32                    12262.71
  1991/08/31       7165.77                    12553.34
  1991/09/30       7045.61                    12343.69
  1991/10/31       7586.32                    12509.10
  1991/11/30       7569.93                    12004.98
  1991/12/31       7427.93                    13378.35
  1992/01/31       7608.16                    13129.52
  1992/02/29       7373.31                    13300.20
  1992/03/31       6870.83                    13040.85
  1992/04/30       6521.28                    13424.25
  1992/05/31       6985.53                    13490.03
  1992/06/30       7438.85                    13289.02
  1992/07/31       7908.56                    13832.55
  1992/08/31       7761.09                    13548.98
  1992/09/30       7717.40                    13708.86
  1992/10/31       7488.01                    13756.84
  1992/11/30       6854.45                    14225.94
  1992/12/31       7198.54                    14400.92
  1993/01/31       7061.99                    14521.89
  1993/02/28       7728.32                    14719.39
  1993/03/31       8596.73                    15029.97
  1993/04/30       9683.61                    14666.24
  1993/05/31      10759.57                    15059.30
  1993/06/30      11387.67                    15102.97
  1993/07/31      12294.31                    15042.56
  1993/08/31      11649.83                    15612.67
  1993/09/30      10415.48                    15492.45
  1993/10/31      11972.07                    15813.15
  1993/11/30      11983.00                    15662.92
  1993/12/31      12862.33                    15852.44
  1994/01/31      12867.79                    16391.43
  1994/02/28      12376.24                    15947.22
  1994/03/31      12676.63                    15251.92
  1994/04/30      11606.14                    15447.15
  1994/05/31      12108.61                    15700.48
  1994/06/30      11513.29                    15315.82
  1994/07/31      11343.98                    15818.18
  1994/08/31      11879.22                    16466.72
  1994/09/30      12916.95                    16063.29
  1994/10/31      11983.00                    16424.71
  1994/11/30      10562.95                    15826.52
  1994/12/31      10874.27                    16061.23
  1995/01/31       9738.23                    16477.70
  1995/02/28      10071.40                    17119.83
  1995/03/31      11617.06                    17625.04
  1995/04/30      11573.37                    18144.10
  1995/05/31      11813.68                    18869.32
  1995/06/30      11977.53                    19307.65
  1995/07/31      12299.77                    19947.89
  1995/08/31      12327.08                    19997.96
  1995/09/30      12321.62                    20841.88
  1995/10/31      10836.04                    20767.47
  1995/11/30      11840.99                    21679.16
  1995/12/31      12092.23                    22096.70
  1996/01/31      14238.68                    22848.87
  1996/02/29      14806.70                    23060.68
  1996/03/31      15161.71                    23282.76
  1996/04/30      15522.18                    23625.95
  1996/05/31      17215.32                    24235.26
  1996/06/30      14784.85                    24327.60
  1996/07/31      14511.77                    23252.80
  1996/08/31      15991.89                    23743.20
  1996/09/30      15696.96                    25079.47
  1996/10/31      15265.48                    25771.16
  1996/11/30      14610.08                    27719.21
  1996/12/31      14501.06                    27170.09
  1997/01/31      13882.92                    28867.68
  1997/02/28      15709.48                    29094.00
  1997/03/31      13214.67                    27898.53
  1997/04/30      12416.38                    29564.07
  1997/05/31      13128.75                    31363.93
  1997/06/30      12004.27                    32769.03
  1997/07/31      11815.87                    35376.46
  1997/08/31      11927.73                    33394.67
  1997/09/30      12946.24                    35223.70
  1997/10/31      10962.21                    34047.23
  1997/11/30       8377.67                    35623.28
  1997/12/31       8789.78                    36234.93
  1998/01/31       9278.43                    36635.68
  1998/02/28       8931.08                    39277.85
  1998/03/31       9513.93                    41289.27
  1998/04/30      10067.33                    41704.64
  1998/05/31       8648.49                    40987.74
  1998/06/30       7594.66                    42652.66
  1998/07/31       7035.36                    42198.41
  1998/08/31       5198.51                    36097.36
  1998/09/30       8053.87                    38409.76
  1998/10/31       7812.49                    41534.01
  1998/11/30       7647.64                    44051.38
  1998/12/31       8030.32                    46589.63
  1999/01/31       7806.60                    48538.00
  1999/02/28       7529.89                    47029.44
  1999/03/31       7541.67                    48911.09
  1999/04/30       8719.14                    50805.42
  1999/05/31       7376.82                    49605.90
  1999/06/30       7730.06                    52359.03
  1999/07/31       7270.85                    50724.38
  1999/08/31       7588.77                    50473.29
  1999/09/30       9555.14                    49089.82
  1999/10/31       8748.57                    52196.23
  1999/11/30       8401.22                    53257.37
  1999/12/31       8701.47                    56394.23
  2000/01/31       7665.30                    53560.99
  2000/02/29       7911.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 111933 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have been $7,911
- a 20.89% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Meridian Gold, Inc.             13.8

Anglogold Ltd. sponsored ADR    7.8

Newcrest Mining Ltd.            6.8

Agnico-Eagle Mines Ltd.         5.0

Newmont Mining Corp.            4.9

Gold Fields Ltd.                4.8

Normandy Mining Ltd.            4.6

Anglogold Ltd.                  4.6

Barrick Gold Corp.              4.4

Delta Gold NL                   4.4

                                61.1

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Gold Ores                  58.7%           Row: 1, Col: 6, Value: 58.7
Gold & Silver Ores         28.1%           Row: 1, Col: 5, Value: 28.1
Silver Ores                 6.5%           Row: 1, Col: 4, Value: 6.5
Registered
Investment Companies        1.9%           Row: 1, Col: 3, Value: 1.9
Miscellaneous
Nonmetallic Minerals        1.2%           Row: 1, Col: 2, Value: 1.2
* All Others                3.6%           Row: 1, Col: 1, Value: 3.6


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

GOLD PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky,
Portfolio Manager
of Fidelity Select
Gold Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. While encouraging in some respects, the fund's return reflected gold's mediocre performance. For the 12 months that ended February 29, 2000, the fund returned 5.16%, trailing the 11.73% return of the Standard & Poor's 500 Index and the 27.62% return of the Goldman Sachs Natural Resources Index, an index of 105 stocks designed to measure the performance of companies in the natural resources sector.

Q. WHY DID THE FUND UNDERPERFORM ITS INDEXES?

A. The price of gold, which largely determines the profitability of gold mining companies, failed to make much upside progress. Gold plunged in response to the Bank of England's announcement in May that it planned to sell approximately 400 tons of gold over the next 18 months. After flirting with the $250-per-ounce price level over the summer, prices rallied in September on news of an agreement by European central banks to restrict their collective gold sales to no more than 500 tons per year for the next five years. The rally carried the yellow metal to around $320 per ounce, from where it settled back to approximately $290 per ounce as the period came to an end. While gold merely treaded water, however, the prices of such base metals as copper, nickel, aluminum and zinc rallied sharply during the period, providing a boost to the Goldman Sachs index. Another factor helping the Goldman Sachs index was its weighting of energy stocks, which mirrored significantly higher oil and gas prices during the period. Generally favorable economic conditions, including robust growth, minimal inflation and low - albeit rising - interest rates, enabled the S&P 500 to outperform the fund.

Q. WHAT OTHER SIGNIFICANT DEVELOPMENTS OCCURRED DURING THE PERIOD?

A. Several major gold producers announced plans to reduce their hedging operations. Less hedging activity should support the price of gold because hedging requires a mining company to sell gold in the forward or futures market, which exerts downward pressure on gold.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Stillwater Mining was a strong performer. The company is the only North American supplier of palladium, a metal used in the catalytic converters of automobile emission control devices. A shortage of palladium, caused in part by lower-than-expected deliveries of the metal from Russia, was responsible for Stillwater's strength. Anglogold Ltd. was another positive contributor. The largest gold company in the world, Anglogold executed an effective restructuring program that succeeded in lowering costs and streamlining production. Newmont Mining also helped the fund's performance. The company benefited from a substantial increase in production and reserves at its Yanacoccha property in Peru.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Normandy Mining was a disappointment due to difficulties with containing costs and negligible progress toward increasing production. Franco-Nevada, a company that derives most of its revenues from gold royalties, suffered production delays at its Aber diamond and Voise Bay nickel interests due to environmental and economic difficulties. Homestake Mining also underperformed. Investors were cautious about the stock due to uncertainty over the company's restructuring effort.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. The decision by European central banks to curtail their gold sales and the willingness of gold producers to restrict their hedging operations, both of which have depressed the price of gold in the past, bode well for the long-suffering gold market. Furthermore, improving economic conditions in Asia and continued prosperity in the U.S. and Europe should keep demand for gold jewelry at healthy levels. However, the real catalyst for a recovery in gold would be a resurgence of inflation. While we have yet to see evidence of such a resurgence, stronger worldwide economic activity would suggest that it is not an unlikely prospect in the next year or two.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

NOTE TO SHAREHOLDERS: Effective April 1, 2000, Niel Marotta became portfolio manager of Fidelity Select Gold Portfolio.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 041

TRADING SYMBOL: FSAGX

SIZE: as of February 29, 2000, more than $283 million

MANAGER: George Domolky, since 1997;
manager, Fidelity Select Precious Metals and Minerals Portfolio, since 1997; Fidelity
Canada Fund, 1987-1996; Fidelity Select
Food and Agriculture Portfolio, 1985-1987;
joined Fidelity in 1981

GOLD PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 98.2%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 19.1%

PRECIOUS METALS - 19.1%

GOLD & SILVER ORES - 6.8%

Normandy Mining Ltd.              24,247,212                 $ 13,050,468

Sons of Gwalia NL                 2,222,517                   6,407,314

                                                              19,457,782

GOLD ORES - 12.3%

Delta Gold NL                     9,166,328                   12,362,232

Lihir Gold Ltd. (a)               7,030,720                   3,218,671

Newcrest Mining Ltd. (a)          7,203,062                   19,384,358

                                                              34,965,261

TOTAL AUSTRALIA                                               54,423,043

CANADA - 40.6%

METALS & MINING - 1.7%

METAL MINING - 0.3%

Ivanhoe Mines Ltd. (a)            100,000                     63,466

Pangea Goldfields, Inc. (a)       319,200                     781,705

                                                              845,171

METAL MINING SERVICES - 0.2%

Minefinders Corp. Ltd. (a)        497,800                     343,405

Minefinders Corp. Ltd. (a)(d)     200,000                     137,969

                                                              481,374

MISCELLANEOUS NONMETALLIC
MINERALS - 1.2%

DIA Metropolitan Minerals Ltd.:

Class A (sub-vtg.) (a)            50,650                      648,150

Class B (multi-vtg.) (a)          204,400                     2,897,641

                                                              3,545,791

TOTAL METALS & MINING                                         4,872,336

OIL & GAS - 0.5%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.5%

Southwestern Gold Corp. (a)       362,500                     1,475,407

PRECIOUS METALS - 38.4%

GOLD & SILVER ORES - 4.1%

Goldcorp, Inc. Class A (a)        2,385,300                   11,189,321

Richmont Mines, Inc. (a)          206,300                     284,630

                                                              11,473,951

GOLD ORES - 34.3%

Agnico-Eagle Mines Ltd.           2,026,100                   14,116,729

Barrick Gold Corp.                765,500                     12,489,014

Francisco Gold Corp. (a)          221,400                     954,574

Francisco Gold Corp. (d)          199,000                     857,995

Franco Nevada Mining Corp.        587,294                     6,806,387
Ltd.

Franco Nevada Mining Corp.        187,100                     2,168,377
Ltd. (d)

Franco Nevada Mining Corp.        58,334                      291,750
Ltd.  Class B warrants
9/15/03 (a)(d)

Glamis Gold Ltd. (a)              1,760,800                   3,644,040



                                 SHARES                      VALUE (NOTE 1)

High River Gold Mines Ltd. (a)    120,000                    $ 49,669

IAMGOLD Corp. (a)                 335,000                     727,959

IAMGOLD Corp. (d)                 60,000                      130,381

Meridian Gold, Inc. (a)(c)        6,422,800                   39,212,042

Metallica Resources, Inc.         1,490,800                   462,790
(a)(c)

Metallica Resources, Inc.         200,000                     62,086
(a)(c)(d)

Placer Dome, Inc.                 1,262,452                   10,973,300

Repadre Capital Corp. (a)         576,000                     715,232

Repadre Capital Corp. (a)(d)      155,000                     192,467

Teck Corp. Class B (sub. vtg.)    465,300                     3,530,836

                                                              97,385,628

TOTAL PRECIOUS METALS                                         108,859,579

TOTAL CANADA                                                  115,207,322

GRAND CAYMAN ISLANDS - 0.0%

PRECIOUS METALS - 0.0%

SILVER ORES - 0.0%

Apex Silver Mines Ltd. (a)        14,800                      153,550

PERU - 6.5%

PRECIOUS METALS - 6.5%

SILVER ORES - 6.5%

Compania de Minas
Buenaventura SA:

Class B                           1,265,864                   11,424,100

Class B sponsored ADR             400,600                     6,985,463

                                                              18,409,563

SOUTH AFRICA - 19.8%

METALS & MINING - 0.1%

MISCELLANEOUS METAL ORES, NEC
- 0.1%

Anglo American Platinum Corp.     800                         22,722
Ltd.

Impala Platinum Holdings Ltd.     4,000                       142,643

                                                              165,365

PRECIOUS METALS - 19.7%

GOLD & SILVER ORES - 17.2%

Anglogold Ltd.                    251,086                     13,034,681

Anglogold Ltd. sponsored ADR      870,628                     22,309,843

Gold Fields Ltd.                  2,949,705                   13,683,839

                                                              49,028,363

GOLD ORES - 2.5%

Avgold Ltd. (a)                   45,000                      30,604

Gold Fields of South Africa       85,600                      210,708
Ltd.

Gold Fields of South Africa       73,700                      179,644
Ltd. sponsored ADR

Harmony Gold Mining Co. Ltd.      1,065,700                   6,642,233

                                                              7,063,189

TOTAL PRECIOUS METALS                                         56,091,552

TOTAL SOUTH AFRICA                                            56,256,917

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UNITED STATES OF AMERICA -
12.2%

INVESTMENT COMPANIES - 1.9%

REGISTERED INVESTMENT
COMPANIES - 1.9%

ASA Ltd.                          293,000                    $ 5,383,875

METALS & MINING - 0.4%

COPPER ORES - 0.4%

Freeport-McMoRan Copper &         73,700                      1,013,375
Gold, Inc. Class B (a)

PRECIOUS METALS - 9.6%

GOLD ORES - 9.6%

Homestake Mining Co.              550,006                     3,575,039

Newmont Mining Corp.              630,565                     13,951,251

Stillwater Mining Co. (a)         170,950                     6,346,519

Stillwater Mining Co. (d)         93,900                      3,486,038

                                                              27,358,847

SERVICES - 0.3%

JEWELRY, PRECIOUS METAL - 0.3%

Lazare Kaplan International,      110,300                     827,250
Inc. (a)

TOTAL UNITED STATES OF AMERICA                                34,583,347

TOTAL COMMON STOCKS                                           279,033,742
(Cost $326,384,804)

CASH EQUIVALENTS - 2.6%



Central Cash Collateral Fund,     4,418,500                   4,418,500
5.75% (b)

Taxable Central Cash Fund,        2,870,802                   2,870,802
5.66% (b)

TOTAL CASH EQUIVALENTS                                        7,289,302
(Cost $7,289,302)

TOTAL INVESTMENT PORTFOLIO -                                  286,323,044
100.8%
(Cost $333,674,106)

NET OTHER ASSETS - (0.8)%                                     (2,356,840)

NET ASSETS - 100%                                           $ 283,966,204

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,327,063 or 2.6% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $256,841,346 and $139,436,619, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,440 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $4,336,094. The fund received cash collateral of $4,418,500 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,062,625. The weighted average interest rate was 5.75%.

Transactions during the period with companies which are or were affiliates are as follows:

                            PURCHASE   SALES      DIVIDEND   VALUE
AFFILIATE                   COST       COST       INCOME
Meridan Gold, Inc.          $ -        $ -        $ -        $ 39,212,042
Metallica Resources, Inc.     -          -          -          524,876
TOTALS                      $ -        $ -        $ -        $ 39,736,918


INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $336,303,760. Net unrealized depreciation aggregated $49,980,716, of which $30,359,101 related to appreciated investment securities and $80,339,817 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $173,233,000 of which $1,376,000, $91,543,000,
$37,334,000 and $42,980,000 will expire on February 28, 2001, 2006,
2007 and February 29, 2008, respectively. Approximately $92,589,000, of which $1,376,000, $55,694,000, $20,723,000 and $14,796,000 will expire on February 28, 2001, 2006, 2007 and February 29, 2008, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

GOLD PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 29, 2000

ASSETS

Investment in securities, at               $ 286,323,044
value  (cost $333,674,106) -
 See accompanying schedule

Receivable for investments                  4,202,231
sold

Receivable for fund shares                  1,730,990
sold

Dividends receivable                        1,748,052

Interest receivable                         26,058

Redemption fees receivable                  16,853

Other receivables                           8,224

 TOTAL ASSETS                               294,055,452

LIABILITIES

Payable to custodian bank      $ 790,170

Payable for investments         464,125
purchased

Payable for fund shares         4,041,993
redeemed

Accrued management fee          145,049

Other payables and  accrued     229,411
expenses

Collateral on securities        4,418,500
loaned,  at value

 TOTAL LIABILITIES                          10,089,248

NET ASSETS                                 $ 283,966,204

Net Assets consist of:

Paid in capital                            $ 413,634,388

Undistributed net investment                1,223,012
income

Accumulated undistributed net               (83,529,614)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (47,361,582)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 21,107,056                 $ 283,966,204
shares outstanding

NET ASSET VALUE and                         $13.45
redemption price per share
($283,966,204 (divided by)
21,107,056 shares)

Maximum offering price per                  $13.87
share (100/97.00 of $13.45)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 2,947,486
Dividends

Special dividend from  Gold                     875,395
Fields Ltd.

Interest                                        156,339

Security lending                                6,804

 TOTAL INCOME                                   3,986,024

EXPENSES

Management fee                   $ 1,103,778

Transfer agent fees               1,392,489

Accounting and security           140,439
lending fees

Non-interested trustees'          82
compensation

Custodian fees and expenses       118,812

Registration fees                 51,248

Audit                             18,416

Legal                             710

Interest                          2,637

 Total expenses before            2,828,611
reductions

 Expense reductions               (141,972)     2,686,639

NET INVESTMENT INCOME                           1,299,385

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (5,353,195)

 Foreign currency transactions    (40,781)      (5,393,976)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            7,856,842

 Assets and liabilities in        (7,555)       7,849,287
foreign currencies

NET GAIN (LOSS)                                 2,455,311

NET INCREASE (DECREASE) IN                     $ 3,754,696
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 639,487
charges paid to FDC

 Sales charges - Retained by                   $ 637,994
FDC

 Deferred sales charges                        $ 22,792
withheld   by FDC

 Exchange fees withheld by FSC                 $ 25,861

 Expense reductions  Directed                  $ 141,928
brokerage arrangements

  Custodian credits                             44

                                               $ 141,972

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment       $ 1,299,385                   $ (1,223,735)
income (loss)

 Net realized gain (loss)        (5,393,976)                   (32,008,820)

 Change in net unrealized        7,849,287                     (3,278,038)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      3,754,696                     (36,510,593)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           349,062,624                   403,467,113
proceeds from sales of shares

 Net asset value of shares       104,054,922                   -
issued in exchange for the
net assets of   Fidelity
Select Precious Metals and
Minerals Portfolio (Note 10)

 Cost of shares redeemed         (354,065,350)                 (408,945,830)

 NET INCREASE (DECREASE) IN      99,052,196                    (5,478,717)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 1,539,985                     1,940,375

  TOTAL INCREASE (DECREASE)      104,346,877                   (40,048,935)
IN NET ASSETS

NET ASSETS

 Beginning of period             179,619,327                   219,668,262

 End of period (including       $ 283,966,204                 $ 179,619,327
undistributed net investment
income (loss) of $1,223,012
and $(35,591), respectively)

OTHER INFORMATION
Shares

 Sold                            24,108,341                    29,231,688

 Issued in exchange for the      7,736,425                     -
shares of Fidelity Select
Precious Metals and Minerals
Portfolio (Note 10)

 Redeemed                        (24,782,701)                  (29,663,500)

 Net increase (decrease)         7,062,065                     (431,812)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.79    $ 15.17    $ 28.21    $ 27.11    $ 18.44
period

Income from Investment
Operations

Net investment income (loss) C    .09 D      (.08)      (.13)      (.16)      (.06)

Net realized and unrealized       .46        (2.43)     (11.78)    1.60       8.62
gain (loss)

Total from investment             .55        (2.51)     (11.91)    1.44       8.56
operations

Less Distributions

From net realized gain            -          -          (1.29)     (.50)      -

Redemption fees added to paid     .11        .13        .16        .16        .11
in capital

Net asset value, end of period   $ 13.45    $ 12.79    $ 15.17    $ 28.21    $ 27.11

TOTAL RETURN A, B                 5.16%      (15.69)%   (43.15)%   6.10%      47.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 283,966  $ 179,619  $ 219,668  $ 428,103  $ 451,493
(000 omitted)

Ratio of expenses to average      1.49%      1.57%      1.55%      1.44%      1.39%
net assets

Ratio of expenses to average      1.41% F    1.54% F    1.48% F    1.42% F    1.39%
net assets after expense
reductions

Ratio of net investment           .68%       (.59)%     (.67)%     (.59)%     (.27)%
income (loss) to average net
assets

Portfolio turnover rate           71% G      59%        89%        63%        56%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
FROM GOLD FIELDS LTD. WHICH AMOUNTED TO $.06 PER SHARE.
E FOR THE YEAR ENDED FEBRUARY 29
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
G THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS
ACQUIRED IN THE MERGER.

NATURAL RESOURCES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  LIFE OF FUND
2000

SELECT NATURAL RESOURCES        48.42%       20.13%

SELECT NATURAL RESOURCES        43.89%       16.45%
(LOAD ADJ.)

S&P 500                         11.73%       79.56%

GS Natural Resources            27.62%       18.35%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  LIFE OF FUND
2000

SELECT NATURAL RESOURCES        48.42%       6.31%

SELECT NATURAL RESOURCES        43.89%       5.22%
(LOAD ADJ.)

S&P 500                         11.73%       21.59%

GS Natural Resources            27.62%       5.79%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Natural Resources           S&P 500
             00514                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9438.10                     9533.50
  1997/04/30       9428.40                    10102.65
  1997/05/31      10262.60                    10717.70
  1997/06/30      10320.80                    11197.85
  1997/07/31      10931.90                    12088.86
  1997/08/31      10980.40                    11411.64
  1997/09/30      11785.50                    12036.66
  1997/10/31      11145.30                    11634.64
  1997/11/30      10233.50                    12173.20
  1997/12/31      10328.82                    12382.22
  1998/01/31      10010.40                    12519.16
  1998/02/28      10408.43                    13422.05
  1998/03/31      10826.36                    14109.39
  1998/04/30      11224.38                    14251.33
  1998/05/31      10627.34                    14006.35
  1998/06/30      10179.56                    14575.29
  1998/07/31       9363.60                    14420.06
  1998/08/31       7572.48                    12335.21
  1998/09/30       9025.28                    13125.40
  1998/10/31       9065.08                    14193.02
  1998/11/30       8726.76                    15053.26
  1998/12/31       8617.30                    15920.63
  1999/01/31       8030.21                    16586.43
  1999/02/28       7851.10                    16070.92
  1999/03/31       9522.82                    16713.92
  1999/04/30      11154.73                    17361.25
  1999/05/31      10796.50                    16951.35
  1999/06/30      11423.40                    17892.15
  1999/07/31      11602.51                    17333.56
  1999/08/31      12010.49                    17247.76
  1999/09/30      11552.76                    16775.00
  1999/10/31      11164.68                    17836.52
  1999/11/30      11284.09                    18199.14
  1999/12/31      11960.74                    19271.06
  2000/01/31      11572.66                    18302.89
  2000/02/29      11645.00                    17956.41
IMATRL PRASUN   SHR__CHT 20000229 20000320 152754 R00000000000039

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have been $11,645 - a 16.45% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,956 - a 79.56% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S NET ASSETS

Exxon Mobil Corp.               7.2

Royal Dutch Petroleum Co. (NY   6.1
Shares)

Schlumberger Ltd.               5.4

Chevron Corp.                   5.2

Halliburton Co.                 3.9

Alcoa, Inc.                     3.7

Atlantic Richfield Co.          3.1

Amerada Hess Corp.              3.0

BP Amoco PLC sponsored ADR      2.7

Noble Drilling Corp.            2.4

                                42.7

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Oil & Gas                  55.1%           Row: 1, Col: 6, Value: 55.1
Energy Services            26.0%           Row: 1, Col: 5, Value: 26.0
Metals & Mining             5.7%           Row: 1, Col: 4, Value: 5.7
Precious Metals             3.9%           Row: 1, Col: 3, Value: 3.9
Gas                         2.6%           Row: 1, Col: 2, Value: 2.6
* All Others                6.7%           Row: 1, Col: 1, Value: 6.7


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

NATURAL RESOURCES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Offen)

Scott Offen,
Portfolio Manager of Fidelity Select Natural
Resources Portfolio

Q. SCOTT, HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR?

A. For the 12 months that ended February 29, 2000, the fund returned 48.42%, while the Goldman Sachs Natural Resources Index - an index of 105 stocks designed to measure the performance of companies in the natural resources sector - returned 27.62%, and the Standard & Poor's 500 Index returned 11.73%.

Q. WHAT FACTORS HELPED PERFORMANCE?

A. Overall, the sector was helped by the strong performance of energy stocks during the first six months of the period. Oil prices hit historically high levels and fundamentals in the energy industry - which makes up a large proportion of the natural resources sector - were quite positive. The fund beat the Goldman Sachs index because I overweighted energy stocks and significantly underweighted paper and forest product stocks. The latter group was added to the index in January 2000, but they were unappealing to me because it appeared their fundamentals had peaked after a rally in 1999.

Q. WHAT MOVES HAVE YOU MADE WITH THE FUND SINCE TAKING OVER AT THE BEGINNING OF SEPTEMBER?

A. I trimmed the number of stocks in the fund to focus on what I felt were the best ideas. In addition, with oil prices at very high levels, I organized the portfolio to benefit from a downward trend in prices going forward. In particular, I turned my attention to stocks that typically do well when the price of oil is high but trending downward, namely dollar-wise refiners and integrated oil companies. A greater proportion of their earnings comes from refining and marketing. As the price of oil falls, these companies typically see their earnings rise. While the fund was hurt initially by its investments in exploration and production (E&P) stocks, I maintained an overweighted position in that industry relative to the Goldman Sachs index because I felt investors were underestimating the sustainability of the price of oil. The fund also carried a larger weighting in energy services stocks than the index - a positive for performance - because I felt that while oil prices may fall, they should stay high enough to stimulate increased supply.

Q. WHAT INVESTMENTS DID YOU PURSUE OUTSIDE THE ENERGY SPHERE?

A. I looked to cut back the fund's investments in gold stocks - which had done well for the fund - because it was uncertain whether or not central banks around the world would continue to sell some of their reserves. I also reduced the fund's investments in non-ferrous metals at around their peak, and increased the percentage of the fund dedicated to steel investments. Stocks in that industry moved upward but then fell back.

Q. WHICH STOCKS PERFORMED WELL? WHICH DISAPPOINTED?

A. Enron Corp. - which the fund held during the period but not at the end of it - and Dynegy, two natural gas and crude oil marketers, performed well due to their diversification into other industries. Both started operations to provide broadband delivery of Internet content and applications. The stock of Calpine, an independent power producer, took off due to deregulation in the U.S. electric industry. On the downside, two E&P companies, Burlington Resources and Santa Fe Snyder, suffered from investors' belief that the price of oil would collapse.

Q. WHAT IS YOUR OUTLOOK?

A. At the end of the period, energy stocks were cheap. Prices reflected an expectation that oil would fall from where it stood at around $30 per barrel to possibly as low as $16. My feeling is that the long-term price will be higher than $16. Overall, the fundamentals for the natural resources sector remain positive. The big question is whether or not that will help stock prices. Recently, the market has been driven by a preference for rapid-growth stocks, mainly in the technology sector. People once invested in natural resources stocks because they offered potentially high rewards for taking on some additional risk. That role has been assumed by Internet stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 514

TRADING SYMBOL: FNARX

SIZE: as of February 29, 2000, more than $14 million

MANAGER: Scott Offen, since September 1999;
manager, Fidelity Select Energy Portfolio, since September 1999; Fidelity Advisor
Natural Resources Portfolio, since September
1999; several Fidelity Select Portfolios,
1988-1999; joined Fidelity in 1985

NATURAL RESOURCES PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 96.0%

                                 SHARES                  VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.2%

Barrett Resources Corp. (a)       1,000                  $ 29,125

COMPUTER SERVICES & SOFTWARE
- 0.0%

MatrixOne, Inc.                   100                     2,500

Onvia.com, Inc.                   100                     2,100

                                                          4,600

ELECTRIC UTILITY - 0.7%

Calpine Corp. (a)                 1,100                   100,650

ENERGY SERVICES - 26.0%

Baker Hughes, Inc.                10,190                  263,666

BJ Services Co. (a)               2,100                   119,831

Diamond Offshore Drilling,        1,200                   38,100
Inc.

ENSCO International, Inc.         9,500                   287,375

Global Marine, Inc. (a)           4,400                   98,725

Halliburton Co.                   14,200                  542,263

Hanover Compressor Co. (a)        1,300                   61,019

Helmerich & Payne, Inc.           1,800                   47,925

Marine Drilling Companies,        2,200                   50,188
Inc. (a)

Nabors Industries, Inc. (a)       6,800                   243,950

Noble Drilling Corp. (a)          9,300                   334,800

R&B Falcon Corp. (a)              700                     10,806

Rowan Companies, Inc. (a)         1,900                   47,738

Santa Fe International Corp.      800                     22,950

Schlumberger Ltd.                 10,226                  755,446

Smith International, Inc. (a)     5,300                   332,244

Superior Energy Services,         4,800                   35,400
Inc. (a)

Tidewater, Inc.                   1,600                   45,300

Transocean Sedco Forex, Inc.      3,231                   127,423

Weatherford International,        4,295                   193,275
Inc. (a)

                                                          3,658,424

GAS - 2.6%

Dynegy, Inc. Class A              3,540                   165,937

Kinder Morgan, Inc.               7,100                   197,913

                                                          363,850

IRON & STEEL - 1.0%

USX - U.S. Steel Group            6,600                   144,375

METALS & MINING - 5.7%

Alcan Aluminium Ltd.              900                     29,584

Alcoa, Inc.                       7,600                   520,600

Cominco Ltd.                      500                     7,243

Freeport-McMoRan Copper &         2,100                   26,906
Gold, Inc.:  Class A (a)

 Class B (a)                      2,300                   31,625

Inco Ltd. (a)                     2,900                   50,714

Phelps Dodge Corp.                1,200                   56,550

Reynolds Metals Co.               1,300                   82,550

                                                          805,772



                                 SHARES                  VALUE (NOTE 1)

OIL & GAS - 54.8%

Alberta Energy Co. Ltd.           3,800                  $ 103,284

Amerada Hess Corp.                8,200                   414,613

Anadarko Petroleum Corp.          5,000                   153,750

Apache Corp.                      3,600                   131,400

Atlantic Richfield Co.            6,100                   433,100

BP Amoco PLC sponsored ADR        8,100                   380,700

Burlington Resources, Inc.        1,300                   35,913

Cabot Oil & Gas Corp. Class A     2,400                   37,950

Canada Occidental Petroleum       4,800                   89,073
Ltd.

Canadian Hunter Exploration       2,700                   42,653
Ltd. (a)

Chevron Corp.                     9,800                   731,938

Conoco, Inc.:

Class A                           3,900                   74,831

Class B                           9,251                   182,129

Cooper Cameron Corp. (a)          900                     49,725

Crestar Energy, Inc. (a)          1,400                   17,626

EOG Resources, Inc.               4,900                   74,725

Exxon Mobil Corp.                 13,498                  1,016,563

Forest Oil Corp. (a)              2,400                   19,650

Frontier Oil Corp. (a)            29,700                  185,625

Gulf Canada Resources Ltd. (a)    200                     657

Imperial Oil Ltd.                 2,700                   50,290

Kerr-McGee Corp.                  2,100                   93,975

Magnum Hunter Resources, Inc.     3,966                   1,735
 warrants 7/1/02

Noble Affiliates, Inc.            1,000                   22,500

Nuevo Energy Co. (a)              4,200                   74,550

Occidental Petroleum Corp.        12,500                  200,781

Penn West Petroleum Ltd. (a)      1,000                   20,419

Petro-Canada                      8,400                   118,212

Petrobras PN (Pfd. Reg.)          1                       0

Phillips Petroleum Co.            1,800                   68,850

Pioneer Natural Resources Co.     10,000                  83,125

Pogo Producing Co.                1,400                   32,375

Prima Energy Corp. (a)            2,400                   48,750

Rio Alto Exploration Ltd. (a)     3,600                   54,636

Royal Dutch Petroleum Co. (NY     16,200                  850,500
Shares)

Santa Fe Snyder Corp. (a)         22,385                  167,888

Shell Transport & Trading Co.     6,200                   42,948
PLC (Reg.)

Suncor Energy, Inc.               4,400                   167,550

Sunoco, Inc.                      6,100                   150,594

Talisman Energy, Inc. (a)         5,100                   131,933

Texaco, Inc.                      6,500                   308,344

Tosco Corp.                       5,900                   157,825

Total Fina SA sponsored ADR       759                     50,948

Ultramar Diamond Shamrock         4,400                   95,425
Corp.

Union Pacific Resources           6,400                   57,200
Group, Inc.

USX - Marathon Group              13,200                  285,450

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

OIL & GAS - CONTINUED

Valero Energy Corp.               5,600                  $ 142,800

Vastar Resources, Inc.            900                     47,756

                                                          7,703,264

PAPER & FOREST PRODUCTS - 1.1%

Abitibi-Consolidated, Inc.        3,800                   33,554

Consolidated Papers, Inc.         1,900                   72,081

Domtar, Inc.                      3,700                   43,647

                                                          149,282

PRECIOUS METALS - 3.9%

Barrick Gold Corp.                1,400                   22,841

Homestake Mining Co.              1,200                   7,800

Meridian Gold, Inc. (a)           13,100                  79,977

Newmont Mining Corp.              3,200                   70,800

Placer Dome, Inc.                 14,400                  125,166

Stillwater Mining Co. (a)         6,350                   235,744

William Resources, Inc.           15,750                  0
warrants 2/15/03 (a)(c)

                                                          542,328

TOTAL COMMON STOCKS                                       13,501,670
(Cost $12,132,055)

CONVERTIBLE PREFERRED STOCKS
- 0.3%



OIL & GAS - 0.3%

Chesapeake Energy Corp. $3.50     1,000                   37,000
(a) (Cost $9,692)

CASH EQUIVALENTS - 3.8%



Taxable Central Cash Fund,        537,314                 537,314
5.66% (b) (Cost $537,314)

TOTAL INVESTMENT PORTFOLIO -                              14,075,984
100.1%
(Cost $12,679,061)

NET OTHER ASSETS - (0.1)%                                 (18,512)

NET ASSETS - 100%                                       $ 14,057,472

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $0 or 0.0% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $30,847,500 and $25,453,649, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,865 for the period.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     75.7%

Canada                        8.5

Netherlands                   6.1

Netherlands Antilles          5.4

United Kingdom                3.0

Others (individually less     1.3
than 1%)

                            100.0%

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $12,783,386. Net unrealized appreciation aggregated $1,292,598, of which $2,325,085 related to appreciated investment securities and $1,032,487 related to depreciated investment securities.

NATURAL RESOURCES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     FEBRUARY 29, 2000

ASSETS

Investment in securities, at              $ 14,075,984
value  (cost $12,679,061) -
See accompanying schedule

Receivable for investments                 124,247
sold

Receivable for fund shares                 25,237
sold

Dividends receivable                       43,657

Interest receivable                        2,999

Redemption fees receivable                 86

Other receivables                          47

 TOTAL ASSETS                              14,272,257

LIABILITIES

Payable for investments         $ 26,700
purchased

Payable for fund shares          157,329
redeemed

Accrued management fee           7,293

Other payables and accrued       23,463
expenses

 TOTAL LIABILITIES                         214,785

NET ASSETS                                $ 14,057,472

Net Assets consist of:

Paid in capital                           $ 12,756,699

Accumulated undistributed net              (96,150)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                1,396,923
(depreciation) on investments

NET ASSETS, for 1,200,252                 $ 14,057,472
shares outstanding

NET ASSET VALUE and                        $11.71
redemption price per share
($14,057,472 (divided by)
1,200,252 shares)

Maximum offering price per                 $12.07
share (100/97.00 of $11.71)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                            $ 231,052
Dividends

Interest                                      54,023

Security lending                              661

 TOTAL INCOME                                 285,736

EXPENSES

Management fee                   $ 98,795

Transfer agent fees               98,201

Accounting and security           60,180
lending fees

Non-interested trustees'          47
compensation

Custodian fees and expenses       27,636

Registration fees                 23,647

Audit                             11,271

Legal                             50

Miscellaneous                     288

 Total expenses before            320,115
reductions

 Expense reductions               (5,477)     314,638

NET INVESTMENT INCOME (LOSS)                  (28,902)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,138,158

 Foreign currency transactions    (3,202)     1,134,956

Change in net unrealized                      2,141,582
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               3,276,538

NET INCREASE (DECREASE) IN                   $ 3,247,636
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 73,194
charges paid to FDC

 Sales charges - Retained by                 $ 73,154
FDC

 Deferred sales charges                      $ 77
withheld   by FDC

 Exchange fees withheld by FSC               $ 2,138

 Expense reductions                          $ 5,477
  Directed brokerage
arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment       $ (28,902)                    $ (35,238)
income (loss)

 Net realized gain (loss)        1,134,956                     (1,206,189)

 Change in net unrealized        2,141,582                     (510,320)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      3,247,636                     (1,751,747)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           32,389,849                    6,170,322
proceeds from sales of shares

 Cost of shares redeemed         (26,769,375)                  (6,819,368)

 NET INCREASE (DECREASE) IN      5,620,474                     (649,046)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 55,216                        15,080

  TOTAL INCREASE (DECREASE)      8,923,326                     (2,385,713)
IN NET ASSETS

NET ASSETS

 Beginning of period             5,134,146                     7,519,859

 End of period                  $ 14,057,472                  $ 5,134,146

OTHER INFORMATION
Shares

 Sold                            2,913,758                     655,279

 Redeemed                        (2,364,245)                   (723,578)

 Net increase (decrease)         549,513                       (68,299)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 H    1999       1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 7.89    $ 10.46    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)     (.05)      (.09)

Net realized and unrealized       3.80      (2.54)     .76
gain (loss)

Total from investment             3.78      (2.59)     .67
operations

Less Distributions

From net realized gain            -         -          (.26)

Redemption fees added to paid     .04       .02        .05
in capital

Net asset value, end of period   $ 11.71   $ 7.89     $ 10.46

TOTAL RETURN B, C                 48.42%    (24.57)%   7.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 14,057  $ 5,134    $ 7,520
(000 omitted)

Ratio of expenses to average      1.89%     2.50% F    2.50% A, F
net assets

Ratio of expenses to average      1.85% G   2.47% G    2.48% A, G
net assets after expense
reductions

Ratio of net investment           (.17)%    (.54)%     (.86)% A
income (loss) to average net
assets

Portfolio turnover rate           164%      155%       165% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT
OF OPERATIONS) TO FEBRUARY 28, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES.
H FOR THE YEAR ENDED FEBRUARY 29

PRECIOUS METALS AND MINERALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. The performance figures were calculated using the net asset value per share calculated in conjunction with the merger at the close of business on February 29, 2000.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT PRECIOUS METALS  AND    5.02%        -36.62%       -27.34%
MINERALS

SELECT PRECIOUS METALS  AND    1.80%        -38.60%       -29.59%
MINERALS (LOAD ADJ.)

S&P 500                        11.73%       206.94%       425.47%

GS Natural Resources           27.62%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT PRECIOUS METALS  AND  5.02%        -8.72%        -3.14%
MINERALS

SELECT PRECIOUS METALS  AND  1.80%        -9.29%        -3.45%
MINERALS (LOAD ADJ.)

S&P 500                      11.73%       25.14%        18.05%

GS Natural Resources         27.62%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             PRECIOUS METALS&MINERALS    S&P 500
             00061                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9277.96                    10265.00
  1990/04/30       8324.98                    10008.38
  1990/05/31       8801.47                    10984.19
  1990/06/30       8161.61                    10909.50
  1990/07/31       8658.53                    10874.59
  1990/08/31       8747.02                     9891.53
  1990/09/30       8549.61                     9409.81
  1990/10/31       7589.82                     9369.35
  1990/11/30       7453.68                     9974.61
  1990/12/31       7757.95                    10252.90
  1991/01/31       6915.89                    10699.92
  1991/02/28       7537.08                    11464.97
  1991/03/31       7392.14                    11742.42
  1991/04/30       7371.43                    11770.60
  1991/05/31       7785.55                    12279.09
  1991/06/30       8296.31                    11716.71
  1991/07/31       8296.31                    12262.71
  1991/08/31       7426.65                    12553.34
  1991/09/30       7578.49                    12343.69
  1991/10/31       8089.25                    12509.10
  1991/11/30       8344.62                    12004.98
  1991/12/31       7877.23                    13378.35
  1992/01/31       8044.38                    13129.52
  1992/02/29       7626.49                    13300.20
  1992/03/31       7327.01                    13040.85
  1992/04/30       6895.19                    13424.25
  1992/05/31       7347.90                    13490.03
  1992/06/30       7389.35                    13289.02
  1992/07/31       7487.04                    13832.55
  1992/08/31       7152.11                    13548.98
  1992/09/30       6859.05                    13708.86
  1992/10/31       6419.46                    13756.84
  1992/11/30       6042.66                    14225.94
  1992/12/31       6154.79                    14400.92
  1993/01/31       6303.87                    14521.89
  1993/02/28       6999.57                    14719.39
  1993/03/31       7950.83                    15029.97
  1993/04/30       9235.74                    14666.24
  1993/05/31      10456.76                    15059.30
  1993/06/30      10627.13                    15102.97
  1993/07/31      12011.43                    15042.56
  1993/08/31      10804.61                    15612.67
  1993/09/30       9952.73                    15492.45
  1993/10/31      11365.42                    15813.15
  1993/11/30      11344.13                    15662.92
  1993/12/31      13025.02                    15852.44
  1994/01/31      12486.21                    16391.43
  1994/02/28      11940.20                    15947.22
  1994/03/31      11818.07                    15251.92
  1994/04/30      11818.55                    15447.15
  1994/05/31      11840.11                    15700.48
  1994/06/30      12077.35                    15315.82
  1994/07/31      12537.44                    15818.18
  1994/08/31      13428.86                    16466.72
  1994/09/30      14456.87                    16063.29
  1994/10/31      13896.14                    16424.71
  1994/11/30      12408.04                    15826.52
  1994/12/31      12876.41                    16061.23
  1995/01/31      10633.23                    16477.70
  1995/02/28      11121.20                    17119.83
  1995/03/31      12250.07                    17625.04
  1995/04/30      12352.03                    18144.10
  1995/05/31      12199.09                    18869.32
  1995/06/30      12344.75                    19307.65
  1995/07/31      12854.56                    19947.89
  1995/08/31      13029.35                    19997.96
  1995/09/30      13065.77                    20841.88
  1995/10/31      11434.37                    20767.47
  1995/11/30      12235.50                    21679.16
  1995/12/31      12446.43                    22096.70
  1996/01/31      15055.58                    22848.87
  1996/02/29      15318.68                    23060.68
  1996/03/31      15230.98                    23282.76
  1996/04/30      15575.82                    23625.95
  1996/05/31      16476.96                    24235.26
  1996/06/30      14183.81                    24327.60
  1996/07/31      14007.98                    23252.80
  1996/08/31      14769.92                    23743.20
  1996/09/30      14154.51                    25079.47
  1996/10/31      14037.28                    25771.16
  1996/11/30      13333.96                    27719.21
  1996/12/31      13121.49                    27170.09
  1997/01/31      12557.36                    28867.68
  1997/02/28      14359.64                    29094.00
  1997/03/31      12227.68                    27898.53
  1997/04/30      11414.45                    29564.07
  1997/05/31      11604.94                    31363.93
  1997/06/30      10403.42                    32769.03
  1997/07/31       9993.14                    35376.46
  1997/08/31      10044.42                    33394.67
  1997/09/30      10513.31                    35223.70
  1997/10/31       8747.66                    34047.23
  1997/11/30       6754.89                    35623.28
  1997/12/31       7231.11                    36234.93
  1998/01/31       7963.74                    36635.68
  1998/02/28       7531.49                    39277.85
  1998/03/31       8037.00                    41289.27
  1998/04/30       8813.60                    41704.64
  1998/05/31       7465.55                    40987.74
  1998/06/30       6359.27                    42652.66
  1998/07/31       6205.42                    42198.41
  1998/08/31       4608.27                    36097.36
  1998/09/30       7003.99                    38409.76
  1998/10/31       7003.99                    41534.01
  1998/11/30       6842.81                    44051.38
  1998/12/31       7238.43                    46589.63
  1999/01/31       7018.64                    48538.00
  1999/02/28       6710.94                    47029.44
  1999/03/31       6725.59                    48911.09
  1999/04/30       7685.34                    50805.42
  1999/05/31       6454.51                    49605.90
  1999/06/30       6688.96                    52359.03
  1999/07/31       6498.47                    50724.38
  1999/08/31       6784.20                    50473.29
  1999/09/30       8439.95                    49089.82
  1999/10/31       7780.58                    52196.23
  1999/11/30       7509.51                    53257.37
  1999/12/31       7758.60                    56394.23
  2000/01/31       6791.53                    53560.99
  2000/02/29       7041.00                   52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 131634 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Precious Metals and Minerals Portfolio on February 28, 1990, and the 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have been $7,041 - a 29.59% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

PRECIOUS METALS AND MINERALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky, Portfolio Manager of Fidelity Select Precious Metals and Minerals Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. For the 12 months that ended February 29, 2000, the fund returned 5.02%, considerably behind the 27.62% return of the Goldman Sachs Natural Resources Index, an index of 105 stocks designed to measure the performance of companies in the natural resources sector. The fund also trailed the Standard & Poor's 500 Index, which returned 11.73% during the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS INDEXES DURING THE PERIOD?

A. The fund's performance reflected the lackluster performance of gold itself. The yellow metal had a rough time of it early in the period when the Bank of England announced in May that it planned to sell approximately 400 tons of gold over the next 18 months. After flirting with the $250-per-ounce mark over the summer, gold got a boost in September when a number of key European central banks agreed to restrict their collective gold sales to no more than 500 tons per year for the next five years. The ensuing rally carried prices to around $320 per ounce before they settled back to approximately $290 per ounce at the end of the period. In contrast to gold's mediocre performance, the prices of such base metals as copper, nickel, aluminum and zinc rallied sharply during the period, boosting the return of the Goldman Sachs index. Another factor helping the Goldman Sachs index was its weighting of energy stocks, which mirrored significantly higher oil and gas prices during the period. Generally favorable economic conditions, including robust growth, minimal inflation and low - albeit rising - interest rates, enabled the S&P 500 to outperform the fund.

Q. WHAT WAS THE RATIONALE FOR THE FUND'S MERGER WITH FIDELITY SELECT GOLD PORTFOLIO AS OF THE END OF BUSINESS ON THE LAST DAY OF THE
PERIOD?

A. The two funds shared the same manager and similar investment objectives. Merging them allows Fidelity to concentrate its investment expertise on one fund without sacrificing the Select Portfolios' coverage of major industry sectors. The merger also simplifies the Select Portfolios' product offerings by consolidating similar funds.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. The fund's most positive contributor was Stillwater Mining. The company is the only North American supplier of palladium, a metal used in the catalytic converters of automobile emission control devices. A shortage of palladium, caused in part by lower-than-expected deliveries of the metal from Russia, contributed to Stillwater's strength. Another helpful holding was De Beers Consolidated Mines Ltd., which benefited from strong demand for diamonds due to healthy economic activity in Europe and the U.S. as well as the ongoing recovery in Asia. De Beers also was helped by worldwide millennium celebrations, which prompted more purchases of diamond gifts. Finally, Freeport McMoran contributed positively to performance. The company, which mines copper as a by-product of its gold mining operations, received a boost from some exploration successes as well as improving copper prices.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Normandy Mining was a disappointment due to difficulties with cost containment and negligible progress toward increasing production. Lihir Gold struggled under the weight of equipment problems afflicting its operations in Papua, New Guinea. Franco-Nevada, a company that derives most of its revenues from gold royalties, suffered production delays at its Aber diamond and Voise Bay nickel interests due to environmental and economic difficulties.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. Gold investors can take some comfort in the decision by European central banks to curtail their gold sales and the willingness of gold producers to restrict their hedging operations, both of which have depressed the price of gold in the past. In addition, improving economic conditions in Asia and continued prosperity in the U.S. and Europe should keep demand for gold jewelry at healthy levels. However, the real catalyst for gold's recovery would be a resurgence of inflation, which would likely trigger increased demand from investors. While we have yet to see evidence of such a resurgence, stronger worldwide economic activity would suggest that it is not an unlikely prospect in the next year or two.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

NOTE TO SHAREHOLDERS: On February 29, 2000, Fidelity Select Gold Portfolio acquired all of the assets and assumed all of the liabilities of Fidelity Select Precious Metals and Minerals Portfolio. The acquisition, which was approved by the shareholders of Fidelity Select Precious Metals and Minerals Portfolio on February 16, 2000, was accomplished by an exchange of shares of Fidelity Select Precious Metals and Minerals Portfolio for shares of Fidelity Select Gold Portfolio.


(checkmark)FUND FACTS

START DATE: July 14, 1981

MANAGER: George Domolky, since 1997;
manager, Fidelity Select Gold Portfolio, since
1997; Fidelity Canada Fund, 1987-1996;
Fidelity Select Food and Agriculture Portfolio,
1985-1987; joined Fidelity in 1981

PRECIOUS METALS AND MINERALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 2,807,057
Dividends

Special dividend from  Gold                     1,280,213
Fields Ltd.

Interest                                        80,955

Security lending                                26,696

 TOTAL INCOME                                   4,194,921

EXPENSES

Management fee                   $ 763,104

Transfer agent fees               1,201,698

Accounting and security           97,533
lending fees

Non-interested trustees'          478
compensation

Custodian fees and expenses       74,544

Registration fees                 57,446

Audit                             15,278

Legal                             11,302

Interest                          8,124

Reports to shareholders           15,757

Miscellaneous                     91

 Total expenses before            2,245,355
reductions

 Expense reductions               (83,455)      2,161,900

NET INVESTMENT INCOME                           2,033,021

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (2,203,476)

 Foreign currency transactions    (43,038)      (2,246,514)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            9,655,444

 Assets and liabilities in        (5,997)       9,649,447
foreign currencies

NET GAIN (LOSS)                                 7,402,933

NET INCREASE (DECREASE) IN                     $ 9,435,954
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 246,487
charges paid to FDC

 Sales charges - Retained by                   $ 246,487
FDC

 Deferred sales charges                        $ 17,488
withheld by FDC

 Exchange fees withheld by FSC                 $ 22,504

 Expense reductions                            $ 83,455
  Directed brokerage
arrangements

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $101,676,834 and $130,662,869, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,642 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $5,874,333. The weighted average interest rate was 5.28%. Interest expense includes $5,169 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,229,000. The weighted average interest rate was 5.97%. Interest expense includes $2,955 paid under the bank borrowing program.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 2,033,021                   $ (142,318)
income (loss)

 Net realized gain (loss)         (2,246,514)                   (21,007,323)

 Change in net unrealized         9,649,447                     3,724,303
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,435,954                     (17,425,338)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (868,658)                     -
from net investment income

Share transactions Net            218,550,731                   415,102,396
proceeds from sales of shares

 Reinvestment of distributions    836,188                       -

 Net asset value of shares        (104,054,922)                 -
exchanged for shares of
Fidelity Select Gold
Portfolio (Note 10)

 Cost of shares redeemed          (248,535,572)                 (442,648,944)

 NET INCREASE (DECREASE) IN       (133,203,575)                 (27,546,548)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,197,151                     2,450,806

  TOTAL INCREASE (DECREASE)       (123,439,128)                 (42,521,080)
IN NET ASSETS

NET ASSETS

 Beginning of period              123,439,128                   165,960,208

 End of period (including         -                            $ 123,439,128
accumulated net investment
loss of $0 and $37,156,
respectively)

OTHER INFORMATION
Shares

 Sold                             21,569,463                    42,223,635

 Issued in reinvestment of        87,835                        -
distributions

 Redeemed in exchange for the     (10,907,225)                  -
shares of Fidelity Select
Gold Portfolio (Note 10)

 Redeemed                         (24,224,749)                  (44,898,226)

 Net increase (decrease)          (13,474,676)                  (2,674,591)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F    1999       1998       1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.16    $ 10.28    $ 19.60    $ 20.96    $ 15.27
period

Income from Investment
Operations

Net investment income (loss) C    .15 D     (.01)      (.04)      (.01)      .07

Net realized and unrealized       .22       (1.27)     (9.42)     (1.42)     5.54
gain (loss)

Total from investment             .37       (1.28)     (9.46)     (1.43)     5.61
operations

Less Distributions

 From net investment income       (.08)     -          -          (.04)      (.06)

In excess of net investment       -         -          -          (.01)      -
income

Total distributions               (.08)     -          -          (.05)      (.06)

Redemption fees added to paid     .09       .16        .14        .12        .14
in capital

Net asset value per share         (9.54)    -          -          -          -
exchanged for shares of
Fidelity Select Gold
Portfolio

Net asset value, end of period   $ -       $ 9.16     $ 10.28    $ 19.60    $ 20.96

TOTAL RETURN A, B                 5.02% G   (10.89)%   (47.55)%   (6.26)%    37.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ -       $ 123,439  $ 165,960  $ 325,586  $ 467,196
(000 omitted)

Ratio of expenses to average      1.71%     1.78%      1.82%      1.62%      1.52%
net assets

Ratio of expenses to average      1.64% E   1.74% E    1.76% E    1.61% E    1.52%
net assets after expense
reductions

Ratio of net investment           1.54%     (.09)%     (.26)%     (.05)%     .39%
income (loss) to average net
assets

Portfolio turnover rate           79%       53%        84%        54%        53%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
FROM GOLD FIELDS LTD. WHICH AMOUNTED TO $.09 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29
G THE TOTAL RETURN WAS CALCULATED USING THE NET ASSET VALUE
PER SHARE CALCULATED IN CONJUNCTION WITH THE MERGER AT THE
CLOSE OF BUSINESS ON FEBRUARY 29, 2000.



BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29, 2000        PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND           12.15%       54.17%
OUTSOURCING

SELECT BUSINESS SERVICES AND           8.71%        49.48%
OUTSOURCING (LOAD ADJ.)

S&P 500                                11.73%       39.61%

GS Technology                          104.99%      220.20%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 185 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29, 2000          PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND             12.15%       23.29%
OUTSOURCING

SELECT BUSINESS SERVICES AND             8.71%        21.46%
OUTSOURCING (LOAD ADJ.)

S&P 500                                  11.73%       17.51%

GS Technology                            104.99%      75.55%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Business Svcs/Outsourcing   S&P 500
             00353                       SP001
  1998/02/04       9700.00                    10000.00
  1998/02/28      10563.30                    10435.43
  1998/03/31      11339.30                    10969.83
  1998/04/30      11329.55                    11080.19
  1998/05/31      10950.93                    10889.72
  1998/06/30      11824.67                    11332.06
  1998/07/31      11620.80                    11211.37
  1998/08/31       9756.81                     9590.43
  1998/09/30      10465.51                    10204.80
  1998/10/31      11387.80                    11034.86
  1998/11/30      11999.42                    11703.68
  1998/12/31      13275.56                    12378.04
  1999/01/31      13806.19                    12895.69
  1999/02/28      13334.52                    12494.90
  1999/03/31      13737.41                    12994.82
  1999/04/30      14027.95                    13498.11
  1999/05/31      14068.32                    13179.42
  1999/06/30      15309.64                    13910.87
  1999/07/31      14815.13                    13476.58
  1999/08/31      14472.00                    13409.87
  1999/09/30      14239.88                    13042.30
  1999/10/31      14774.76                    13867.62
  1999/11/30      15249.09                    14149.55
  1999/12/31      17176.77                    14982.96
  2000/01/31      15713.32                    14230.21
  2000/02/29      14948.00                    13960.83
IMATRL PRASUN   SHR__CHT 20000229 20000320 153540 R00000000000028

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have been $14,948 - a 49.48% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $13,961 - a 39.61% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

Automatic Data Processing, Inc.   8.2

First Data Corp.                  7.5

Paychex, Inc.                     5.7

Computer Sciences Corp.           5.7

Omnicom Group, Inc.               5.4

Electronic Data Systems Corp.     4.9

IMS Health, Inc.                  4.4

DST Systems, Inc.                 4.2

Interpublic Group of              4.2
Companies, Inc.

Ceridian Corp.                    4.1

                                  54.3

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Computer Services & Software 66.7%           Row: 1, Col: 6, Value: 66.7
Services                     13.8%           Row: 1, Col: 5, Value: 13.8
Advertising                  10.6%           Row: 1, Col: 4, Value: 10.6
Printing                      0.9%           Row: 1, Col: 3, Value: 0.9
Publishing                    0.7%           Row: 1, Col: 2, Value: 0.7000000000000001
* All Others                  7.3%           Row: 1, Col: 1, Value: 7.3

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Michael Tarlowe)(photograph of Simon Wolf)

NOTE TO SHAREHOLDERS: The following is an interview with Michael
Tarlowe (left), who managed Fidelity Select Business Services and
Outsourcing Portfolio for most of the period covered by this report, with additional comments from Simon Wolf (right), who became manager of the fund on January 4, 2000.

Q. HOW DID THE FUND PERFORM, MICHAEL?

M.T. For the 12 months ending February 29, 2000, the fund returned
12.15%. The Standard & Poor's 500 Index returned 11.73% for the same time period, while the Goldman Sachs Technology Index - an index of 185 stocks designed to measure the performance of companies in the technology sector - returned 104.99%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE OVER THE PAST YEAR?

M.T. The fund experienced positive performance compared to the S&P 500 index primarily due to stock selection and an overweighted position compared to the index in the computer services industry. The fund fared unfavorably relative to the Goldman Sachs index because it owned hardly any Internet and related large-cap hardware and software companies. Those companies had exceptional performance but were not in the fund because they are not business-service providers.

Q. WHAT WAS YOUR FOCUS DURING THE YEAR?

M.T. While the fund has a technology bias, I continued to focus on companies providing outsourcing services that were outside of the technology industry. I was successful in taking advantage of opportunities within other industries where the movement to outsourcing was gaining momentum.

Q. WHICH OF THE FUND'S HOLDINGS ADDED THE MOST TO PERFORMANCE?

M.T. Nielsen Media Research added value to the fund during the period.
During the first part of the year, the company announced its agreement to be acquired by VNU N.V. - a Netherlands-based international publishing company - and during the latter part of the year the acquisition was completed, increasing the value of the company's stock. Technology Solutions also was a strong contributor to performance. I had taken a position in the company betting on a turnaround and, as the company transformed its business to become an Internet services provider, the stock witnessed multiple expansions and rewarded us for that bet. Forrester Research added to performance as well, as investors began to recognize the company's value in providing Internet research, strategy and advisory services to companies not yet doing business on the Web.

Q. WERE THERE ANY DETRACTORS FROM PERFORMANCE?

M.T. Affiliated Computer Services was a disappointment in terms of its performance during the past 12 months. The company's stock underperformed expectations due to concerns over a Y2K-induced slowdown in demand. Ceridian, while maintaining compelling valuations, was another stock that performed poorly during the year because of lower-than-expected earnings in the company's payroll division. The
Gartner Group also detracted from performance. The company's stock experienced a sell-off after it announced an intense investment program to enable the company to take advantage of Internet services.
The spending resulted in lower earnings, which caused the stock's valuations to decrease.

Q. SIMON, WHAT CHANGES HAVE YOU MADE TO THE FUND SINCE TAKING OVER IN
EARLY JANUARY?

S.W. Toward the end of the period, there were a number of initial public offerings, or IPOs, for Internet consulting, telecommunications and software businesses. The heavy IPO activity allowed me to increase the fund's exposure in these areas. I anticipate growth in those areas as companies continue to outsource portions of their business needs.
The addition of these companies also will more closely align the fund to the Goldman Sachs Technology Index.

Q. WHAT IS YOUR OUTLOOK?

S.W. My outlook for the fund and the sector is positive. The Y2K software lock-down passed quietly and the proliferation of technology outsourcing continues. Prospects for the sector are bright as technology spending continues. This activity is being driven by the fact that as traditional companies move into the Internet age, they need to undertake a large amount of spending to supplement areas where the company lacks experience and expertise.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: February 4, 1998

FUND NUMBER: 353

TRADING SYMBOL: FBSOX

SIZE: as of February 29, 2000, more than $52 million

MANAGER: Simon Wolf, since January 2000;
manager, Fidelity Select Industrial Equipment
Portfolio, 1997-2000; joined Fidelity in 1996

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 94.5%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 10.6%

Interpublic Group of              55,000                   $ 2,210,313
Companies, Inc.

Lamar Advertising Co. Class A     12,450                    542,353
(a)

Omnicom Group, Inc.               29,639                    2,791,623

                                                            5,544,289

BANKS - 0.3%

State Street Corp.                1,900                     138,463

BROADCASTING - 0.3%

Infinity Broadcasting Corp.       5,350                     170,866
Class A (a)

COMPUTER SERVICES & SOFTWARE
- 66.7%

Affiliated Computer Services,     67,900                    2,138,850
Inc.  Class A (a)

Amdocs Ltd. (a)                   5,884                     436,519

Automatic Data Processing,        98,300                    4,282,191
Inc.

Cambridge Technology              17,500                    262,500
Partners, Inc. (a)

Ceridian Corp. (a)                108,500                   2,149,656

Computer Sciences Corp. (a)       37,500                    2,955,469

DST Systems, Inc. (a)             39,400                    2,211,325

Electronic Data Systems Corp.     39,600                    2,564,100

Equifax, Inc.                     49,000                    1,038,188

Extensity, Inc.                   100                       7,250

First Data Corp.                  87,700                    3,946,500

Fiserv, Inc. (a)                  58,575                    1,596,169

Galileo International, Inc.       16,600                    282,200

IMS Health, Inc.                  113,300                   2,280,163

MatrixOne, Inc.                   100                       2,500

Metasolv Software, Inc.           3,900                     343,688

National Data Corp.               36,800                    1,140,800

Onvia.com, Inc.                   100                       2,100

Paychex, Inc.                     59,625                    2,984,977

Proxicom, Inc.                    3,800                     159,125

Razorfish, Inc.                   2,600                     87,100

Sabre Holdings Corp. Class A      31,700                    1,271,963

SunGard Data Systems, Inc. (a)    16,200                    486,000

Technology Solutions, Inc.        28,900                    209,525

The Bisys Group (a)               28,400                    1,464,375

The TriZetto Group, Inc.          6,900                     562,350

                                                            34,865,583

ELECTRONICS - 0.4%

Sterling Commerce, Inc. (a)       4,600                     201,538

ENGINEERING - 0.1%

Jupiter Communications, Inc.      2,300                     73,600

ENTERTAINMENT - 0.4%

Ticketmaster Online               5,600                     195,388
CitySearch, Inc. (a)

PRINTING - 0.9%

Reynolds & Reynolds Co. Class     16,200                    447,525
A

PUBLISHING - 0.7%

Harte Hanks Communications,       17,500                    381,719
Inc.



                                 SHARES                    VALUE (NOTE 1)

SERVICES - 13.8%

ACNielsen Corp. (a)               43,600                   $ 738,475

Cintas Corp.                      18,300                    730,856

Diamond Technology Partners,      3,450                     235,894
Inc.  Class A (a)

Dun & Bradstreet Corp.            43,100                    1,128,681

eLoyalty Corp.                    20,500                    626,531

Forrester Research, Inc. (a)      11,200                    448,000

Gartner Group, Inc.:

Class A                           46,000                    658,375

Class B (a)                       71,683                    846,755

Manpower, Inc.                    15,500                    506,656

Media Metrix, Inc.                4,600                     161,575

Robert Half International,        15,800                    667,550
Inc. (a)

True North Communications         5,600                     207,200

Viad Corp.                        10,000                    234,375

                                                            7,190,923

TRUCKING & FREIGHT - 0.3%

Expeditors International of       4,600                     173,650
Washington, Inc.

TOTAL COMMON STOCKS                                         49,383,544
(Cost $42,547,429)

CASH EQUIVALENTS - 4.0%

Taxable Central Cash Fund,        2,104,060                 2,104,060
5.66% (b) (Cost $2,104,060)

TOTAL INVESTMENT PORTFOLIO -                                51,487,604
98.5%
(Cost $44,651,489)

NET OTHER ASSETS - 1.5%                                     790,776

NET ASSETS - 100%                                         $ 52,278,380

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $32,119,845 and $49,624,865, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $4,996 for the period.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $45,010,865. Net unrealized appreciation aggregated $6,476,739, of which $10,271,185 related to appreciated investment securities and $3,794,446 related to depreciated investment securities.

The fund hereby designates approximately $3,462,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 51,487,604
value  (cost $44,651,489) -
See accompanying schedule

Receivable for investments                   1,663,312
sold

Receivable for fund shares                   252,104
sold

Dividends receivable                         30,469

Interest receivable                          11,247

Redemption fees receivable                   530

Other receivables                            501

 TOTAL ASSETS                                53,445,767

LIABILITIES

Payable for investments         $ 26,700
purchased

Payable for fund shares          1,067,318
redeemed

Accrued management fee           27,875

Other payables and  accrued      45,494
expenses

 TOTAL LIABILITIES                           1,167,387

NET ASSETS                                  $ 52,278,380

Net Assets consist of:

Paid in capital                             $ 41,263,956

Accumulated undistributed net                4,178,309
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  6,836,115
(depreciation) on investments

NET ASSETS, for 3,733,248                   $ 52,278,380
shares outstanding

NET ASSET VALUE and                          $14.00
redemption price per share
($52,278,380 (divided by)
3,733,248 shares)

Maximum offering price per                   $14.43
share (100/97.00 of $14.00)

STATEMENT OF OPERATIONS
                         YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                           $ 243,254
Dividends

Special dividend from  Sabre                 232,575
Holdings Corp. Class A

Interest                                     236,212

Security lending                             3,503

 TOTAL INCOME                                715,544

EXPENSES

Management fee                   $ 373,270

Transfer agent fees               482,616

Accounting and security           60,490
lending fees

Non-interested trustees'          188
compensation

Custodian fees and expenses       9,827

Registration fees                 26,306

Audit                             12,064

Legal                             217

Miscellaneous                     131

 Total expenses before            965,109
reductions

 Expense reductions               (9,220)    955,889

NET INVESTMENT INCOME (LOSS)                 (240,345)

REALIZED AND UNREALIZED GAIN                 9,010,305
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (934,194)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              8,076,111

NET INCREASE (DECREASE) IN                  $ 7,835,766
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 305,372
charges paid to FDC

 Sales charges - Retained by                $ 305,372
FDC

 Deferred sales charges                     $ 574
withheld   by FDC

 Exchange fees withheld by FSC              $ 10,292

 Expense reductions  Directed               $ 5,758
brokerage arrangements

  Custodian credits                          438

  Transfer agent credits                     3,024

                                            $ 9,220


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (240,345)                   $ (505,124)
income (loss)

 Net realized gain (loss)         9,010,305                     2,392,697

 Change in net unrealized         (934,194)                     7,144,279
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       7,835,766                     9,031,852
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (5,476,884)                   (724,580)
from net realized gains

Share transactions Net            45,241,050                    115,593,201
proceeds from sales of shares

 Reinvestment of distributions    5,296,143                     706,597

 Cost of shares redeemed          (64,818,931)                  (76,520,490)

 NET INCREASE (DECREASE) IN       (14,281,738)                  39,779,308
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  78,625                        120,875

  TOTAL INCREASE (DECREASE)       (11,844,231)                  48,207,455
IN NET ASSETS

NET ASSETS

 Beginning of period              64,122,611                    15,915,156

 End of period                   $ 52,278,380                  $ 64,122,611

OTHER INFORMATION
Shares

 Sold                             3,100,058                     9,724,396

 Issued in reinvestment of        368,258                       57,528
distributions

 Redeemed                         (4,461,537)                   (6,516,475)

 Net increase (decrease)          (993,221)                     3,265,449


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 I    1999      1998 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.57   $ 10.89   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.05) E   (.11)     -

Net realized and unrealized       1.69      2.92      .89
gain (loss)

Total from investment             1.64      2.81      .89
operations

Less Distributions

From net realized gain            (1.23)    (.16)     -

Redemption fees added to paid     .02       .03       -
in capital

Net asset value, end of period   $ 14.00   $ 13.57   $ 10.89

TOTAL RETURN B, C                 12.15%    26.23%    8.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 52,278  $ 64,123  $ 15,915
(000 omitted)

Ratio of expenses to average      1.50%     1.66%     2.50% A, G
net assets

Ratio of expenses to average      1.48% H   1.64% H   2.50% A
net assets after expense
reductions

Ratio of net investment           (.37)%    (.91)%    (.49)% A
income (loss) to average net
assets

Portfolio turnover rate           54%       115%      36% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND FROM SABRE HOLDINGS CORP. CLASS A WHICH
AMOUNTED TO $.05 PER SHARE.
F FOR THE PERIOD FEBRUARY 4, 1998 (COMMENCEMENT OF
OPERATIONS) TO FEBRUARY 28, 1998.
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.
I FOR THE YEAR ENDED FEBRUARY 29

COMPUTERS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT COMPUTERS                119.58%      732.94%       2,261.60%

SELECT COMPUTERS (LOAD ADJ.)    112.92%      707.88%       2,190.68%

S&P 500                         11.73%       206.94%       425.47%

GS Technology                   104.99%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 185 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT COMPUTERS              119.58%      52.80%        37.19%

SELECT COMPUTERS (LOAD ADJ.)  112.92%      51.87%        36.77%

S&P 500                       11.73%       25.14%        18.05%

GS Technology                 104.99%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Computers                   S&P 500
             00007                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10394.00                    10265.00
  1990/04/30      10114.80                    10008.38
  1990/05/31      11431.00                    10984.19
  1990/06/30      11638.40                    10909.50
  1990/07/31      10808.80                    10874.59
  1990/08/31       9093.75                     9891.53
  1990/09/30       8495.48                     9409.81
  1990/10/31       8814.56                     9369.35
  1990/11/30      10266.37                     9974.61
  1990/12/31      10625.93                    10252.90
  1991/01/31      12437.17                    10699.92
  1991/02/28      13242.17                    11464.97
  1991/03/31      14288.66                    11742.42
  1991/04/30      13362.92                    11770.60
  1991/05/31      14039.11                    12279.09
  1991/06/30      12127.46                    11716.71
  1991/07/31      13346.01                    12262.71
  1991/08/31      14174.95                    12553.34
  1991/09/30      13428.90                    12343.69
  1991/10/31      13163.64                    12509.10
  1991/11/30      12260.09                    12004.98
  1991/12/31      13893.11                    13378.35
  1992/01/31      15343.76                    13129.52
  1992/02/29      16396.52                    13300.20
  1992/03/31      15103.37                    13040.85
  1992/04/30      14614.29                    13424.25
  1992/05/31      14796.66                    13490.03
  1992/06/30      13370.87                    13289.02
  1992/07/31      14025.74                    13832.55
  1992/08/31      13221.66                    13548.98
  1992/09/30      13876.53                    13708.86
  1992/10/31      14970.74                    13756.84
  1992/11/30      15899.15                    14225.94
  1992/12/31      16943.62                    14400.92
  1993/01/31      17930.07                    14521.89
  1993/02/28      16703.23                    14719.39
  1993/03/31      17034.81                    15029.97
  1993/04/30      16551.00                    14666.24
  1993/05/31      18490.17                    15059.30
  1993/06/30      17750.22                    15102.97
  1993/07/31      18490.17                    15042.56
  1993/08/31      19587.33                    15612.67
  1993/09/30      20140.17                    15492.45
  1993/10/31      20140.17                    15813.15
  1993/11/30      20999.19                    15662.92
  1993/12/31      21834.89                    15852.44
  1994/01/31      23242.73                    16391.43
  1994/02/28      24229.11                    15947.22
  1994/03/31      23978.03                    15251.92
  1994/04/30      23825.59                    15447.15
  1994/05/31      23807.66                    15700.48
  1994/06/30      21852.83                    15315.82
  1994/07/31      22543.30                    15818.18
  1994/08/31      25242.39                    16466.72
  1994/09/30      25063.05                    16063.29
  1994/10/31      26004.60                    16424.71
  1994/11/30      26157.04                    15826.52
  1994/12/31      26300.51                    16061.23
  1995/01/31      25493.47                    16477.70
  1995/02/28      27502.10                    17119.83
  1995/03/31      29618.34                    17625.04
  1995/04/30      31971.61                    18144.10
  1995/05/31      33552.02                    18869.32
  1995/06/30      37221.49                    19307.65
  1995/07/31      41899.15                    19947.89
  1995/08/31      42834.68                    19997.96
  1995/09/30      45287.05                    20841.88
  1995/10/31      43643.06                    20767.47
  1995/11/30      42589.45                    21679.16
  1995/12/31      39932.16                    22096.70
  1996/01/31      39676.12                    22848.87
  1996/02/29      42021.46                    23060.68
  1996/03/31      38467.61                    23282.76
  1996/04/30      42695.87                    23625.95
  1996/05/31      44171.37                    24235.26
  1996/06/30      40960.60                    24327.60
  1996/07/31      38217.43                    23252.80
  1996/08/31      39869.57                    23743.20
  1996/09/30      44763.64                    25079.47
  1996/10/31      47122.36                    25771.16
  1996/11/30      53533.49                    27719.21
  1996/12/31      52558.06                    27170.09
  1997/01/31      59295.17                    28867.68
  1997/02/28      52093.80                    29094.00
  1997/03/31      47991.08                    27898.53
  1997/04/30      50608.81                    29564.07
  1997/05/31      54256.50                    31363.93
  1997/06/30      53903.50                    32769.03
  1997/07/31      66340.96                    35376.46
  1997/08/31      67682.37                    33394.67
  1997/09/30      70200.46                    35223.70
  1997/10/31      60339.92                    34047.23
  1997/11/30      59222.07                    35623.28
  1997/12/31      52611.61                    36234.93
  1998/01/31      56807.73                    36635.68
  1998/02/28      62682.28                    39277.85
  1998/03/31      61263.23                    41289.27
  1998/04/30      67122.53                    41704.64
  1998/05/31      62544.95                    40987.74
  1998/06/30      68114.34                    42652.66
  1998/07/31      71745.88                    42198.41
  1998/08/31      62117.71                    36097.36
  1998/09/30      74095.71                    38409.76
  1998/10/31      79329.40                    41534.01
  1998/11/30      87919.99                    44051.38
  1998/12/31     103315.90                    46589.63
  1999/01/31     119093.28                    48538.00
  1999/02/28     104322.97                    47029.44
  1999/03/31     117262.25                    48911.09
  1999/04/30     115265.37                    50805.42
  1999/05/31     112437.56                    49605.90
  1999/06/30     124568.23                    52359.03
  1999/07/31     126576.61                    50724.38
  1999/08/31     135766.99                    50473.29
  1999/09/30     132055.49                    49089.82
  1999/10/31     140538.92                    52196.23
  1999/11/30     158662.61                    53257.37
  1999/12/31     187109.80                    56394.23
  2000/01/31     183636.51                    53560.99
  2000/02/29     229068.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000316 094404 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $229,068 - a 2,190.68% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

EMC Corp.                       6.8

Cisco Systems, Inc.             6.6

Texas Instruments, Inc.         6.5

Hewlett-Packard Co.             4.1

Analog Devices, Inc.            3.7

Motorola, Inc.                  3.6

Network Appliance, Inc.         3.1

Gateway, Inc.                   2.8

Exodus Communications, Inc.     2.3

JDS Uniphase Corp.              2.3

                                41.8

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Computers & Office Equipment 33.3%           Row: 1, Col: 6, Value: 33.3
Electronics                  31.3%           Row: 1, Col: 5, Value: 31.3
Computer Services
& Software                   15.6%           Row: 1, Col: 4, Value: 15.6
Communications Equipment     10.1%           Row: 1, Col: 3, Value: 10.1
Retail & Wholesale,
Miscellaneous                 2.1%           Row: 1, Col: 2, Value: 2.1
* All Others                  7.6%           Row: 1, Col: 1, Value: 7.6



* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

COMPUTERS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Larry Rakers)

NOTE TO SHAREHOLDERS: Larry Rakers became Portfolio Manager of
Fidelity Select Computers Portfolio on January 4, 2000.

Q. HOW DID THE FUND PERFORM, LARRY?

A. For the 12-month period that ended February 29, 2000, the fund produced a total return of 119.58%, outpacing the Goldman Sachs Technology Index - an index of 185 stocks designed to measure the performance of companies in the technology sector - and the Standard & Poor's 500 Index, which returned 104.99% and 11.73%, respectively.

Q. HOW DID THE FUND GAIN AN ADVANTAGE OVER THE GOLDMAN SACHS INDEX DURING THE PAST 12 MONTHS?

A. Strong stock picking, coupled with an emphasis on high-growth data networking, communications-semiconductor and Internet infrastructure names at the expense of computer hardware manufacturers, gave the fund an edge during the period. The decision to remain underweighted in computer stocks - namely IBM and Dell - was a good one, as these top providers were felled by declining sales related to Y2K.

Q. WHAT CHANGES HAVE YOU MADE SINCE TAKING OVER THE FUND?

A. Very few. The fund's overarching themes remain in play today. The basic premise behind our positioning is simply a function of where we perceive the highest growth rates to be in the technology sector, which hasn't changed much in recent months. On the margin, though, I made some moves that deserve mention, namely reducing the fund's underweighting in computer hardware - based on a recently improved technical picture - broadening the fund's exposure to optical networking - an area I feel houses some of the best growth prospects in the sector - and taking some profits in a richly valued Internet services group.

Q. SPECIFICALLY, HOW DID THE FUND'S VARIOUS STRATEGIES PLAY OUT FOR
THE FUND?

A. The fund's significant overweighting in semiconductors relative to the Goldman Sachs index proved particularly beneficial. Our stake in communications chipmakers Texas Instruments, Analog Devices and LSI Logic helped, as these firms responded to the explosive demand for voice and data communications. In terms of computer chips, our bet on fiber channel as a new protocol for data transfer between computer devices, storage devices and related peripherals relative to SCSI - or small computer systems interface - paid off for us during the period. Our play on this high-growth area included names such as Emulex, QLogic and Brocade. Additionally, having a healthy exposure to Internet infrastructure providers Redback Networks, Cisco Systems, Juniper Networks and Veritas Software further bolstered fund performance.

Q. WHAT OTHER STOCKS WERE KEY CONTRIBUTORS?

A. The fund was rewarded for its exposure to the dramatic growth in data storage demand in firms such as top holding EMC, Network Appliance and Advanced Digital Information Corp. Gateway was one of the few bright spots in the personal computer industry, benefiting in the months leading up to Y2K from selling exclusively to individual consumers, a group seemingly more resilient than corporations in the face of the millennium changeover. JDS Uniphase, a top manufacturer of optical network components, and Exodus, a leading Web hosting provider, also added meaningfully to returns.

Q. WHICH STOCKS WEREN'T SO HELPFUL?

A. Holding less Intel and Sun Microsystems than the index hurt, as these stocks nearly doubled and tripled in price, respectively, during the period. Compaq fell along with many of its counterparts, plagued by weak personal computer sales. Xerox slid lower on slackened demand for copiers and toner attributed to the growing popularity of distributing printing by way of the Internet.

Q. WHAT'S YOUR OUTLOOK?

A. I think data storage could be the place to be in the foreseeable future, as projected growth rates look to dramatically outpace those of other computer hardware types. From a broader perspective, I'm watching for an acceleration in hardware consumption as we move further away from Y2K. It's feasible that many of these stocks could have a nice boost in revenue, which could similarly sweeten the prospects for component and software manufacturers alike. I'll pay close attention to the introduction of new Internet appliances later on in the year, which logic dictates should lead to exponential growth in networking and server demand as the world tries to satisfy all of its data needs.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 007

TRADING SYMBOL: FDCPX

SIZE: as of February 29, 2000, more than $3.8 billion

MANAGER: Larry Rakers, since January 2000;
manager, Fidelity Select Technology Portfolio, since February 2000; Fidelity Advisor Technology
Fund, since January 2000; Fidelity Advisor
Natural Resources Fund, 1997-1999; several
Fidelity Select Portfolios, 1995-1997; joined
Fidelity in 1993

COMPUTERS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets



COMMON STOCKS - 95.2%

                                 SHARES                         VALUE (NOTE 1)

ADVERTISING - 0.1%

Avenue A, Inc.                    900                           $ 64,800

Internet Capital Group, Inc.      30,000                         3,172,500

                                                                 3,237,300

COMMUNICATIONS EQUIPMENT -
10.1%

Cabletron Systems, Inc. (a)       300,000                        14,700,000

Cisco Systems, Inc. (a)           1,919,400                      253,720,688

Comverse Technology, Inc. (a)     257,700                        50,734,688

Nokia AB sponsored ADR            189,000                        37,481,063

Telefonaktiebolaget LM            320,000                        30,720,000
Ericsson sponsored ADR

                                                                 387,356,439

COMPUTER SERVICES & SOFTWARE
- 15.6%

Akamai Technologies, Inc.         100,000                        26,125,000

Ariba, Inc.                       20,000                         5,290,000

Banyan Systems, Inc. (a)          100,000                        3,325,000

BEA Systems, Inc. (a)             25,000                         3,164,063

BMC Software, Inc. (a)            50,000                         2,300,000

Breakaway Solutions, Inc.         84,842                         10,605,250

Citrix Systems, Inc. (a)          50,000                         5,271,875

Commerce One, Inc.                101,800                        21,263,475

E.piphany, Inc.                   20,000                         4,397,500

Electronics for Imaging, Inc.     950,400                        56,430,000
(a)

Exodus Communications, Inc.       630,000                        89,696,250
(a)

F5 Networks, Inc.                 75,000                         6,750,000

Intuit, Inc. (a)                  700,000                        36,750,000

Legato Systems, Inc. (a)          85,000                         3,028,125

MatrixOne, Inc.                   1,000                          25,000

Micromuse, Inc. (a)               60,000                         8,508,750

Microsoft Corp. (a)               969,100                        86,613,313

National Instrument Corp. (a)     180,000                        8,083,125

NCR Corp. (a)                     60,000                         2,276,250

Net.Genesis Corp.                 600                            34,088

Niku Corp.                        1,800                          124,200

Onvia.com, Inc.                   2,700                          56,700

Phone.com, Inc.                   37,800                         5,277,825

Proxicom, Inc.                    20,000                         837,500

Redback Networks, Inc.            207,400                        61,908,900

Silknet Software, Inc.            20,000                         4,481,250

Software.com, Inc.                40,000                         3,850,000

Technology Solutions, Inc.        250,000                        1,812,500

Unisys Corp. (a)                  1,420,000                      42,511,250

Usinternetworking, Inc.           130,000                        8,677,500

VERITAS Software Corp. (a)        292,500                        57,878,438

Vignette Corp.                    100,000                        23,050,000

Visual Networks, Inc. (a)         110,000                        7,232,500

                                                                 597,635,627

COMPUTERS & OFFICE EQUIPMENT
- 33.3%

Adaptec, Inc. (a)                 561,100                        23,005,100

Advanced Digital Information      286,400                        25,955,000
Corp. (a)



                                 SHARES                         VALUE (NOTE 1)

Alteon Websystems, Inc.           15,000                        $ 1,346,250

Apple Computer, Inc. (a)          530,000                        60,751,250

CDW Computer Centers, Inc. (a)    400,000                        21,950,000

Comdisco, Inc.                    186,000                        7,149,375

Compaq Computer Corp.             1,756,350                      43,689,206

Dell Computer Corp. (a)           1,725,000                      70,401,563

EMC Corp. (a)                     2,183,000                      259,776,994

Emulex Corp. (a)                  441,200                        70,592,000

Gateway, Inc. (a)                 1,538,700                      105,785,625

Globix Corp. (a)                  70,000                         3,670,625

Hewlett-Packard Co.               1,150,000                      154,675,000

Insight Enterprises, Inc. (a)     276,875                        8,686,953

Juniper Networks, Inc.            315,900                        86,655,319

Lexmark International Group,      430,000                        51,277,500
Inc.  Class A (a)

Network Appliance, Inc. (a)       630,000                        118,912,500

Pitney Bowes, Inc.                310,000                        15,345,000

Quantum Corp. - DLT &             655,000                        6,795,625
Storage Systems Group (a)

SCM Microsystems, Inc. (a)        15,800                         1,829,166

Seagate Technology, Inc. (a)      250,000                        12,468,750

Silicon Graphics, Inc. (a)        900,000                        8,831,250

Sun Microsystems, Inc. (a)        900,000                        85,725,000

Symbol Technologies, Inc.         253,700                        24,133,213

Tech Data Corp. (a)               68,300                         1,481,256

                                                                 1,270,889,520

CONSUMER ELECTRONICS - 1.5%

Gemstar International Group       750,000                        56,906,250
Ltd. (a)

ELECTRICAL EQUIPMENT - 0.7%

American Power Conversion         590,000                        20,023,125
Corp. (a)

ANTEC Corp. (a)                   100,000                        5,293,750

Pinnacle Systems (a)              50,000                         2,506,250

                                                                 27,823,125

ELECTRONIC INSTRUMENTS - 0.2%

Agilent Technologies, Inc.        23,600                         2,447,025

Credence Systems Corp. (a)        48,000                         6,396,000

                                                                 8,843,025

ELECTRONICS - 31.3%

Altera Corp. (a)                  885,400                        70,610,650

Analog Devices, Inc. (a)          900,000                        141,300,000

Atmel Corp. (a)                   580,000                        28,710,000

Broadcom Corp. Class A (a)        40,000                         7,895,000

Brocade Communications            167,800                        48,515,175
Systems, Inc.

Cree Research, Inc. (a)           57,000                         10,708,875

Cypress Semiconductor Corp.       200,000                        9,125,000
(a)

Flextronics International         53,200                         3,238,550
Ltd. (a)

Intel Corp.                       150,000                        16,950,000

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

ELECTRONICS - CONTINUED

JDS Uniphase Corp. (a)            335,200                       $ 88,367,100

KEMET Corp. (a)                   290,100                        17,823,019

Linear Technology Corp.           716,600                        75,198,213

LSI Logic Corp. (a)               1,320,000                      84,562,500

Maxim Integrated Products,        964,000                        64,407,250
Inc. (a)

Microchip Technology, Inc. (a)    345,000                        21,540,938

Motorola, Inc.                    816,200                        139,162,100

National Semiconductor Corp.      610,000                        45,826,250
(a)

PMC-Sierra, Inc. (a)              80,000                         15,445,000

QLogic Corp. (a)                  170,000                        26,520,000

STMicroelectronics NV             170,000                        34,000,000

Texas Instruments, Inc.           1,488,400                      247,818,600

                                                                 1,197,724,220

PHOTOGRAPHIC EQUIPMENT - 0.1%

Imation Corp. (a)                 100,000                        3,093,750

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.1%

Best Buy Co., Inc. (a)            983,000                        53,450,625

Circuit City Stores, Inc. -       620,000                        25,032,500
Circuit  City Group

                                                                 78,483,125

SERVICES - 0.2%

Diamond Technology Partners,      62,250                         4,256,344
Inc. Class A (a)

eLoyalty Corp.                    95,000                         2,903,438

                                                                 7,159,782

TOTAL COMMON STOCKS                                              3,639,152,163
(Cost $1,616,878,991)

CASH EQUIVALENTS - 9.8%



Central Cash Collateral Fund,     183,211,300                    183,211,300
5.75% (b)

Taxable Central Cash Fund,        191,605,385                    191,605,385
5.66% (b)

TOTAL CASH EQUIVALENTS                                           374,816,685
(Cost $374,816,685)

TOTAL INVESTMENT PORTFOLIO -                                     4,013,968,848
105.0%
(Cost $1,991,695,676)

NET OTHER ASSETS - (5.0)%                                        (189,753,495)

NET ASSETS - 100%                                              $ 3,824,215,353


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,876,474,244 and $3,058,277,719, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $137,531 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $181,496,863. The fund received cash collateral of $183,211,300 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $2,018,674,929. Net unrealized appreciation aggregated $1,995,293,919, of which $2,052,128,020 related to appreciated investment securities and $56,834,101 related to depreciated investment securities.

The fund hereby designates approximately $255,923,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 1% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

COMPUTERS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                            FEBRUARY 29, 2000

ASSETS

Investment in securities, at                  $ 4,013,968,848
value (cost $1,991,695,676)
-  See accompanying schedule

Receivable for investments                     31,520,584
sold

Receivable for fund shares                     8,148,145
sold

Dividends receivable                           100,250

Interest receivable                            763,854

Redemption fees receivable                     6,901

Other receivables                              200,179

 TOTAL ASSETS                                  4,054,708,761

LIABILITIES

Payable for investments         $ 33,220,850
purchased

Payable for fund shares          11,313,761
redeemed

Accrued management fee           1,668,140

Other payables and  accrued      1,079,357
expenses

Collateral on securities         183,211,300
loaned, at value

 TOTAL LIABILITIES                             230,493,408

NET ASSETS                                    $ 3,824,215,353

Net Assets consist of:

Paid in capital                               $ 1,660,627,905

Accumulated undistributed net                  141,314,276
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    2,022,273,172
(depreciation) on investments

NET ASSETS, for 29,887,615                    $ 3,824,215,353
shares outstanding

NET ASSET VALUE and                            $127.95
redemption price per share
($3,824,215,353 (divided by)
29,887,615 shares)

Maximum offering price per                     $131.91
share (100/97.00 of $127.95)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 2,563,455
Dividends

Interest                                        10,521,008

Security lending                                996,995

 TOTAL INCOME                                   14,081,458

EXPENSES

Management fee                   $ 13,963,837

Transfer agent fees               9,900,981

Accounting and security           1,342,533
lending fees

Non-interested trustees'          7,973
compensation

Custodian fees and expenses       67,791

Registration fees                 253,218

Audit                             56,616

Legal                             8,227

Miscellaneous                     33,726

 Total expenses before            25,634,902
reductions

 Expense reductions               (332,105)     25,302,797

NET INVESTMENT INCOME (LOSS)                    (11,221,339)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            459,409,641

 Foreign currency transactions    (38,391)      459,371,250

Change in net unrealized                        1,653,265,607
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 2,112,636,857

NET INCREASE (DECREASE) IN                     $ 2,101,415,518
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 11,922,459
charges paid to FDC

 Sales charges - Retained by                   $ 11,919,086
FDC

 Deferred sales charges                        $ 7,975
withheld by FDC

 Exchange fees withheld   by                   $ 89,799
FSC

 Expense reductions  Directed                  $ 317,192
brokerage    arrangements

  Custodian credits                             6,587

  Transfer agent credits                        8,326

                                               $ 332,105

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (11,221,339)                $ (5,471,121)
income (loss)

 Net realized gain (loss)         459,371,250                   193,034,531

 Change in net unrealized         1,653,265,607                 272,430,790
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,101,415,518                 459,994,200
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (403,921,111)                 -
from net realized gains

Share transactions Net            1,163,982,244                 1,830,119,568
proceeds from sales of shares

 Reinvestment of distributions    392,677,083                   -

 Cost of shares redeemed          (1,262,885,832)               (1,247,821,903)

 NET INCREASE (DECREASE) IN       293,773,495                   582,297,665
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,512,642                     3,678,254

  TOTAL INCREASE (DECREASE)       1,992,780,544                 1,045,970,119
IN NET ASSETS

NET ASSETS

 Beginning of period              1,831,434,809                 785,464,690

 End of period                   $ 3,824,215,353               $ 1,831,434,809

OTHER INFORMATION
Shares

 Sold                             13,611,310                    33,082,983

 Issued in reinvestment of        4,388,872                     -
distributions

 Redeemed                         (14,898,647)                  (25,415,629)

 Net increase (decrease)          3,101,535                     7,667,354


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E       1999         1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 68.37      $ 41.08      $ 48.25    $ 41.03    $ 30.67
period

Income from Investment
Operations

Net investment income (loss) C    (.41)        (.29)        (.32)      (.36)      (.23)

Net realized and unrealized       74.86        27.39        6.42       9.94       16.10
gain (loss)

Total from investment             74.45        27.10        6.10       9.58       15.87
operations

Less Distributions

From net realized gain            (14.92)      -            (10.64)    (2.47)     (5.61)

In excess of net realized gain    -            -            (2.75)     -          -

Total distributions               (14.92)      -            (13.39)    (2.47)     (5.61)

Redemption fees added to paid     .05          .19          .12        .11        .10
in capital

Net asset value, end of period   $ 127.95     $ 68.37      $ 41.08    $ 48.25    $ 41.03

TOTAL RETURN A, B                 119.58%      66.43%       20.33%     23.97%     52.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,824,215  $ 1,831,435  $ 785,465  $ 604,286  $ 527,337
(000 omitted)

Ratio of expenses to average      1.07%        1.25%        1.40%      1.48%      1.40%
net assets

Ratio of expenses to average      1.05% D      1.23% D      1.34% D    1.44% D    1.38% D
net assets after expense
reductions

Ratio of net investment           (.47)%       (.54)%       (.67)%     (.83)%     (.56)%
income (loss) to average net
assets

Portfolio turnover rate           129%         133%         333%       255%       129%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29


DEVELOPING COMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
2000

SELECT DEVELOPING             166.12%      586.54%       1,693.31%
COMMUNICATIONS

SELECT DEVELOPING             158.07%      565.87%       1,639.44%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                       11.73%       206.94%       381.66%

GS Technology                 104.99%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 185 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
2000

SELECT DEVELOPING           166.12%      47.01%        34.80%
COMMUNICATIONS

SELECT DEVELOPING           158.07%      46.11%        34.37%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                     11.73%       25.14%        17.66%

GS Technology               104.99%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Developing Communications   S&P 500
             00518                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       8953.10                     9968.00
  1990/08/31       7866.70                     9066.89
  1990/09/30       6751.20                     8625.34
  1990/10/31       7081.00                     8588.25
  1990/11/30       8235.30                     9143.05
  1990/12/31       8759.10                     9398.14
  1991/01/31      10146.20                     9807.90
  1991/02/28      10776.70                    10509.16
  1991/03/31      11494.50                    10763.48
  1991/04/30      11591.50                    10789.32
  1991/05/31      11766.10                    11255.41
  1991/06/30      10841.06                    10739.92
  1991/07/31      11963.62                    11240.40
  1991/08/31      12670.42                    11506.79
  1991/09/30      12815.94                    11314.63
  1991/10/31      13564.32                    11466.25
  1991/11/30      12888.70                    11004.16
  1991/12/31      14135.99                    12263.03
  1992/01/31      14510.18                    12034.94
  1992/02/29      14998.70                    12191.39
  1992/03/31      14260.72                    11953.66
  1992/04/30      14073.63                    12305.10
  1992/05/31      14011.26                    12365.39
  1992/06/30      13512.35                    12181.15
  1992/07/31      14104.81                    12679.36
  1992/08/31      13574.71                    12419.43
  1992/09/30      14032.05                    12565.98
  1992/10/31      14655.70                    12609.96
  1992/11/30      15986.14                    13039.96
  1992/12/31      16569.33                    13200.35
  1993/01/31      17017.15                    13311.24
  1993/02/28      17121.30                    13492.27
  1993/03/31      17735.75                    13776.96
  1993/04/30      17206.93                    13443.55
  1993/05/31      18365.83                    13803.84
  1993/06/30      19160.51                    13843.87
  1993/07/31      19535.77                    13788.50
  1993/08/31      21323.79                    14311.08
  1993/09/30      21621.79                    14200.89
  1993/10/31      22372.32                    14494.84
  1993/11/30      20672.60                    14357.14
  1993/12/31      21833.52                    14530.86
  1994/01/31      22673.27                    15024.91
  1994/02/28      22298.78                    14617.74
  1994/03/31      20744.11                    13980.40
  1994/04/30      21598.03                    14159.35
  1994/05/31      20440.78                    14391.57
  1994/06/30      18918.07                    14038.97
  1994/07/31      20879.32                    14499.45
  1994/08/31      22657.83                    15093.93
  1994/09/30      22962.38                    14724.13
  1994/10/31      25021.07                    15055.42
  1994/11/30      24314.54                    14507.10
  1994/12/31      25138.57                    14722.24
  1995/01/31      24467.87                    15103.99
  1995/02/28      25337.29                    15692.59
  1995/03/31      25473.91                    16155.68
  1995/04/30      26593.13                    16631.47
  1995/05/31      27505.97                    17296.23
  1995/06/30      30405.58                    17698.02
  1995/07/31      33318.60                    18284.88
  1995/08/31      33399.15                    18330.78
  1995/09/30      34285.14                    19104.34
  1995/10/31      30875.42                    19036.14
  1995/11/30      31023.08                    19871.82
  1995/12/31      29504.05                    20254.55
  1996/01/31      28582.05                    20944.02
  1996/02/29      30871.16                    21138.17
  1996/03/31      30569.12                    21341.73
  1996/04/30      32572.09                    21656.31
  1996/05/31      34416.10                    22214.82
  1996/06/30      32921.82                    22299.46
  1996/07/31      30060.43                    21314.27
  1996/08/31      31570.61                    21763.79
  1996/09/30      34416.10                    22988.66
  1996/10/31      32969.51                    23622.68
  1996/11/30      34527.37                    25408.32
  1996/12/31      33796.13                    24904.98
  1997/01/31      35226.82                    26461.05
  1997/02/28      31284.47                    26668.50
  1997/03/31      28566.15                    25572.69
  1997/04/30      29742.50                    27099.38
  1997/05/31      33907.41                    28749.19
  1997/06/30      35099.65                    30037.16
  1997/07/31      39566.59                    32427.21
  1997/08/31      39407.62                    30610.64
  1997/09/30      42110.04                    32287.18
  1997/10/31      37198.00                    31208.79
  1997/11/30      37500.03                    32653.45
  1997/12/31      35837.88                    33214.11
  1998/01/31      35758.25                    33581.45
  1998/02/28      40098.61                    36003.35
  1998/03/31      41452.49                    37847.08
  1998/04/30      42391.48                    38227.82
  1998/05/31      40333.83                    37570.69
  1998/06/30      43290.45                    39096.81
  1998/07/31      44369.22                    38680.43
  1998/08/31      35379.51                    33088.01
  1998/09/30      40353.81                    35207.63
  1998/10/31      43789.88                    38071.42
  1998/11/30      50202.54                    40378.93
  1998/12/31      60091.22                    42705.56
  1999/01/31      70259.58                    44491.51
  1999/02/28      65365.18                    43108.71
  1999/03/31      75453.64                    44833.49
  1999/04/30      80250.25                    46569.89
  1999/05/31      77188.21                    45470.38
  1999/06/30      83230.10                    47993.98
  1999/07/31      81586.04                    46495.61
  1999/08/31      80126.95                    46265.46
  1999/09/30      81771.00                    44997.32
  1999/10/31      92868.35                    47844.75
  1999/11/30     103801.29                    48817.43
  1999/12/31     133700.78                    51692.78
  2000/01/31     133062.89                    49095.74
  2000/02/29     173944.00                    48166.35
IMATRL PRASUN   SHR__CHT 20000229 20000316 093509 R00000000000119

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $173,944 - a 1,639.44% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,166 - a 381.66% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Juniper Networks, Inc.          8.9

JDS Uniphase Corp.              6.1

Vignette Corp.                  6.0

Motorola, Inc.                  4.9

Cisco Systems, Inc.             4.8

Broadcom Corp. Class A          4.2

Redback Networks, Inc.          3.7

BroadVision, Inc.               3.4

Sycamore Networks, Inc.         3.1

Comverse Technology, Inc.       2.5

                                47.6

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Computer Services & Software 24.9%           Row: 1, Col: 6, Value: 24.9
Electronics                  22.5%           Row: 1, Col: 5, Value: 22.5
Communications
Equipment                    20.1%           Row: 1, Col: 4, Value: 20.1
Computers & Office
Equipment                     9.2%           Row: 1, Col: 3, Value: 9.199999999999999
Telephone Services            4.5%           Row: 1, Col: 2, Value: 4.5
* All Others                 18.8%           Row: 1, Col: 1, Value: 18.8


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

DEVELOPING COMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Rajiv Kaul)

NOTE TO SHAREHOLDERS: Rajiv Kaul became Portfolio Manager of Fidelity Select Developing Communications Portfolio on February 7, 2000.

Q. HOW DID THE FUND PERFORM, RAJIV?

A. Very well. For the 12-month period ending February 29, 2000, the fund returned 166.12%. By comparison, the Goldman Sachs Technology Index - an index of 185 stocks designed to measure the performance of companies in the technology sector - was up 104.99% for the same period. The fund also compares its performance to the Standard & Poor's 500 Index, which returned 11.73% for the 12-month period.

Q. WHY DID THE FUND OUTPERFORM THE GOLDMAN SACHS AND THE S&P 500
INDEXES BY SUCH A WIDE MARGIN?

A. The place to invest - particularly in the latter part of the period
- was the Internet. The fund focused on Internet-related wireless and fiber-optics stocks in the telecommunications industry, which performed exceptionally well. The demand for bandwidth really took off, and companies couldn't keep up with that demand. Semiconductor companies also performed well. Their businesses were boosted by demand for chips for the telecommunications industry. Companies involved in developing data, video telephony and voice transmission over the Internet also were winners, accounting for much of the fund's strong performance during the period.

Q. WHAT IMPACT DID GLOBAL ECONOMIC CONDITIONS HAVE ON THE FUND DURING
THE PERIOD?

A. Global capital markets had a significant impact, because they funded many of the new networks being built around the world. As global economic conditions improved, it allowed more capital to be freed up to support funding to establish new networks. The strongest growth came from Europe, where deregulation spurred significant activity. Asian markets also were generally strong, and the U.S. saw greatly increased demand as well.

Q. WHAT STOCKS STOOD OUT IN THIS ENVIRONMENT?

A. JDS Uniphase, the largest maker of fiber-optic components, performed very well. Demand was so strong for its products that the company just couldn't keep up. JDS strengthened its position by buying competitors, providing further consolidation within the industry. Companies in the area of computer networks and communications equipment also were good bets. Juniper Networks, an attractive IPO that was added to the fund's portfolio early in the period, posted good results. Its product, a high-speed router that competes with Cisco's, benefited from growing demand and, with only two companies competing in this market, Juniper had a very good year. Redback Networks, another maker of products allowing for high-speed access to the Internet, also enjoyed growing demand for its products and performed very well.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. Newbridge Networks was a disappointment. The company attempted to compete with Cisco in the enterprise software area and was unsuccessful in its efforts. Internet-related service firm Northpoint Communications also disappointed, delivering slower-than-expected growth. These stocks were sold from the fund's portfolio. AT&T also had a difficult year, as investors became increasingly concerned about its ability to join competitors in moving from traditional voice-based services to services capable of sending data in a cost-efficient manner while remaining competitive. AT&T also made some acquisitions in the cable area, and investors reacted negatively to the high amount it paid for those acquisitions.

Q. WHAT'S YOUR OUTLOOK, RAJIV?

A. I'm very excited about the opportunities that I see ahead. Many new networks being built are in their early phases and the demand for bandwidth is huge. The companies in these areas should enjoy a positive market environment, with ample opportunities to grow over the next several years. Wireless is going to be a big component of this growth, adding to demand for bandwidth. Although further interest-rate increases could dampen growth - hurting capital markets and limiting financing available for building new networks - the fundamentals in this industry are strong. This market is driven by the demand for e-commerce, greater access to leisure activities on the Internet, and phone, video and business-to-business services. Technology also is reducing the cost of these services, making them more affordable. As long as regulation doesn't tighten up, I believe that the potential for growth is very good. Through all types of markets and economic conditions, however, my job is to find the leaders in emerging technologies early, while constantly watching out for new potential leaders.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 518

TRADING SYMBOL: FSDCX

SIZE: as of February 29, 2000, more than $3.4 billion

MANAGER: Rajiv Kaul, since February 2000;
manager, Fidelity Select Biotechnology Portfolio,
1998-February 2000; equity research associate, health care industry, 1996-1998; joined
Fidelity in 1996

DEVELOPING COMMUNICATIONS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets



COMMON STOCKS - 93.3%

                                 SHARES                            VALUE (NOTE 1)

ADVERTISING - 0.5%

DoubleClick, Inc. (a)             160,000                          $ 14,210,000

Internet Capital Group, Inc.      10,420                            1,101,915

                                                                    15,311,915

BROADCASTING - 4.5%

AT&T Corp. - Liberty Media        350,000                           18,287,500
Group  Class A (a)

Cablevision Systems Corp.         1,000                             64,188
Class A (a)

CBS Corp. (a)                     74,600                            4,443,363

Comcast Corp. Class A             700,100                           29,754,250
(special)

Cox Communications, Inc.          500,000                           22,718,750
Class A (a)

MediaOne Group, Inc. (a)          375,000                           29,437,500

Wireless Facilities, Inc.         400,000                           49,600,000

                                                                    154,305,551

CELLULAR - 4.3%

China Telecom (Hong Kong)         45,000                            8,364,375
Ltd. sponsored ADR (a)

Leap Wireless International,      204,600                           17,940,863
Inc. (a)

Sprint Corp. - PCS Group          500,000                           25,875,000
Series 1 (a)

Vodafone AirTouch PLC             646,250                           37,280,547
sponsored ADR

VoiceStream Wireless Corp. (a)    450,000                           59,878,125

                                                                    149,338,910

COMMUNICATIONS EQUIPMENT -
20.1%

Advanced Fibre                    656,800                           44,744,500
Communications, Inc. (a)

Carrier Access Corp. (a)          200,000                           11,350,000

Cisco Systems, Inc. (a)           1,256,600                         166,106,813

Comverse Technology, Inc. (a)     439,650                           86,556,094

Ditech Communications Corp.       273,200                           29,847,100

Globalstar Telecommunications     951,500                           27,117,750
Ltd. (a)

Lucent Technologies, Inc.         688,440                           40,962,180

Nokia AB sponsored ADR            300,000                           59,493,750

Nortel Networks Corp.             300,000                           33,216,060

Sycamore Networks, Inc.           729,300                           107,936,400

Tekelec (a)                       300,000                           15,450,000

Telefonaktiebolaget LM            510,500                           49,008,000
Ericsson sponsored ADR

Tellabs, Inc. (a)                 200,000                           9,600,000

Terayon Communication             50,000                            12,856,250
Systems, Inc. (a)

                                                                    694,244,897

COMPUTER SERVICES & SOFTWARE
- 24.9%

Akamai Technologies, Inc.         115,000                           30,043,750

Amdocs Ltd. (a)                   250,000                           18,546,875

At Home Corp. Series A (a)        181,688                           6,234,170

Aware, Inc. (a)                   243,500                           15,340,500

BroadVision, Inc. (a)             466,700                           117,870,919

Cobalt Networks, Inc.             1,000                             95,750

Concentric Network Corp. (a)      300,000                           16,087,500

Critical Path, Inc.               39,600                            3,410,550



                                 SHARES                            VALUE (NOTE 1)

DSET Corp. (a)(c)                 594,200                          $ 14,855,000

eMerge Interactive, Inc.          5,210                             276,781
Class A

Exodus Communications, Inc.       200,000                           28,475,000
(a)

Internap Network Services         440,000                           42,680,000
Corp.

Metasolv Software, Inc.           499,900                           44,053,688

Micromuse, Inc. (a)               200,000                           28,362,500

PSINet, Inc. (a)                  336,000                           15,582,000

Redback Networks, Inc.            430,900                           128,623,650

Siebel Systems, Inc. (a)          65,800                            9,125,638

Silknet Software, Inc.            200,000                           44,812,500

US Interactive, Inc.              2,605                             118,528

Verio, Inc. (a)                   250,000                           18,765,625

VeriSign, Inc. (a)                50,000                            12,650,000

Vignette Corp.                    903,500                           208,256,750

WorldGate Communications,         190,000                           6,555,000
Inc.

Yahoo!, Inc. (a)                  300,000                           47,906,250

                                                                    858,728,924

COMPUTERS & OFFICE EQUIPMENT
- 9.2%

Juniper Networks, Inc.            1,125,500                         308,738,713

Safeguard Scientifics, Inc.       52,100                            9,114,244
(a)

                                                                    317,852,957

CONSUMER ELECTRONICS - 0.3%

Gemstar International Group       150,000                           11,381,250
Ltd. (a)

ELECTRONIC INSTRUMENTS - 0.4%

NetOptix Corp. (a)                38,000                            6,215,375

Photon Dynamics, Inc. (a)         110,000                           7,150,000

                                                                    13,365,375

ELECTRONICS - 22.5%

Applied Micro Circuits Corp.      139,300                           38,316,206
(a)

Audiovox Corp. Class A (a)        141,100                           9,129,611

Brightpoint, Inc. (a)             990,400                           12,751,400

Broadcom Corp. Class A (a)        738,200                           145,702,225

Brocade Communications            191,900                           55,483,088
Systems, Inc.

Conductus, Inc. (a)               88,000                            5,896,000

Conexant Systems, Inc. (a)        100,000                           9,825,000

E Tek Dynamics, Inc. (a)          66,100                            18,061,825

GlobeSpan, Inc.                   435,000                           32,842,500

Illinois Superconductor Corp.     570,000                           14,036,250
(a)

JDS Uniphase Corp. (a)            793,736                           209,248,653

Motorola, Inc.                    991,200                           168,999,600

QLogic Corp. (a)                  158,800                           24,772,800

SDL, Inc. (a)                     33,500                            13,735,000

Texas Instruments, Inc.           20,000                            3,330,000

Vitesse Semiconductor Corp.       34,800                            3,612,675
(a)

Xilinx, Inc. (a)                  150,000                           11,962,500

                                                                    777,705,333

COMMON STOCKS - CONTINUED

                                 SHARES                            VALUE (NOTE 1)

GAS - 0.3%

Williams Companies, Inc.          200,000                          $ 8,362,500

PACKAGING & CONTAINERS - 1.8%

Corning, Inc.                     332,000                           62,416,000

TELEPHONE SERVICES - 4.5%

AT&T Corp.                        1,000,000                         49,437,500

MCI WorldCom, Inc. (a)            375,000                           16,734,375

McLeodUSA, Inc. Class A (a)       100,000                           8,800,000

Metromedia Fiber Network,         510,000                           36,664,219
Inc.  Class A (a)

NEXTLINK Communications, Inc.     250,000                           27,546,875
 Class A (a)

Pac-West Telecomm, Inc.           5,210                             182,350

Time Warner Telecom, Inc.         224,200                           17,263,400

                                                                    156,628,719

TOTAL COMMON STOCKS                                                 3,219,642,331
(Cost $1,541,950,322)

CASH EQUIVALENTS - 17.8%



Central Cash Collateral Fund,     377,506,700                       377,506,700
5.75% (b)

Taxable Central Cash Fund,        230,938,303                       230,938,303
5.66% (b)

                                 MATURITY AMOUNT

Investments in repurchase        $ 7,132,135                        7,131,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.73%,
dated 2/29/00 due 3/1/00

TOTAL CASH EQUIVALENTS                                              615,576,003
(Cost $615,576,003)

TOTAL INVESTMENT PORTFOLIO -                                        3,835,218,334
111.1%
(Cost $2,157,526,325)

NET OTHER ASSETS - (11.1)%                                          (382,491,780)

NET ASSETS - 100%                                                 $ 3,452,726,554


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,454,507,507 and $1,516,857,851, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41,229 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $386,773,550. The fund received cash collateral of $377,506,700 which was invested in cash equivalents.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $36,346,857. The weighted average interest rate was 5.29%. Interest earned from the interfund lending program amounted to $37,362 and is included in interest income on the Statement of Operations.

Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE    PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

DSET Corp.   $ 1,035,000    $ -         $ -              $ 14,855,000

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $2,161,323,516. Net unrealized appreciation aggregated $1,673,894,818, of which $1,703,298,881 related to appreciated investment securities and $29,404,063 related to depreciated investment securities.

The fund hereby designates approximately $59,562,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 3% of the dividends distributed the fiscal year qualifies for the dividends-received deductions for corporate shareholders
(unaudited).

The fund will notify shareholders in January 2001 of amounts for the use in preparing 2000 income tax returns.

DEVELOPING COMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                            FEBRUARY 29, 2000

ASSETS

Investment in securities, at                  $ 3,835,218,334
value (including repurchase
agreements of $7,131,000)
(cost $2,157,526,325) -  See
accompanying schedule

Cash                                           660

Receivable for investments                     20,566,537
sold

Receivable for fund shares                     44,554,525
sold

Dividends receivable                           13,769

Interest receivable                            983,756

Redemption fees receivable                     5,108

Other receivables                              518,889

 TOTAL ASSETS                                  3,901,861,578

LIABILITIES

Payable for investments         $ 61,942,045
purchased

Payable for fund shares          7,141,230
redeemed

Accrued management fee           1,382,699

Other payables and  accrued      1,162,350
expenses

Collateral on securities         377,506,700
loaned,  at value

 TOTAL LIABILITIES                             449,135,024

NET ASSETS                                    $ 3,452,726,554

Net Assets consist of:

Paid in capital                               $ 1,677,517,185

Accumulated undistributed net                  97,517,360
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    1,677,692,009
(depreciation) on investments

NET ASSETS, for 42,201,815                    $ 3,452,726,554
shares outstanding

NET ASSET VALUE and                            $81.81
redemption price per share
($3,452,726,554 (divided by)
42,201,815 shares)

Maximum offering price per                     $84.34
share (100/97.00 of $81.81)

STATEMENT OF OPERATIONS
                                YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                                $ 1,804,599
Dividends

Interest                                          6,384,708

Security lending                                  791,738

 TOTAL INCOME                                     8,981,045

EXPENSES

Management fee                   $ 8,255,415

Transfer agent fees               5,890,569

Accounting and security           830,937
lending fees

Non-interested trustees'          5,444
compensation

Custodian fees and expenses       40,416

Registration fees                 647,193

Audit                             41,095

Legal                             8,906

Miscellaneous                     1,517

 Total expenses before            15,721,492
reductions

 Expense reductions               (94,810)        15,626,682

NET INVESTMENT INCOME (LOSS)                      (6,645,637)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            171,908,622

 Foreign currency transactions    (9,785)         171,898,837

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,553,735,092

 Assets and liabilities in        (1,555)         1,553,733,537
foreign currencies

NET GAIN (LOSS)                                   1,725,632,374

NET INCREASE (DECREASE) IN                       $ 1,718,986,737
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 13,537,124
charges paid to FDC

 Sales charge - Retained by                      $ 13,526,554
FDC

 Deferred sales charges                          $ 3,734
withheld   by FDC

 Exchange fees withheld by FSC                   $ 55,141

 Expense reductions                              $ 87,692
  Directed brokerage
arrangements

  Custodian credits                               2,646

  Transfer agent credits                          4,472

                                                 $ 94,810

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (6,645,637)                 $ (1,996,908)
income (loss)

 Net realized gain (loss)         171,898,837                   53,731,227

 Change in net unrealized         1,553,733,537                 97,390,680
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,718,986,737                 149,124,999
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (92,564,065)                  (820,226)
from net realized gains

Share transactions Net            2,222,798,318                 606,604,197
proceeds from sales of shares

 Reinvestment of distributions    90,014,100                    808,781

 Cost of shares redeemed          (1,100,728,465)               (383,100,933)

 NET INCREASE (DECREASE) IN       1,212,083,953                 224,312,045
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  2,158,711                     1,088,615

  TOTAL INCREASE (DECREASE)       2,840,665,336                 373,705,433
IN NET ASSETS

NET ASSETS

 Beginning of period              612,061,218                   238,355,785

 End of period                   $ 3,452,726,554               $ 612,061,218

OTHER INFORMATION
Shares

 Sold                             46,122,962                    21,247,025

 Issued in reinvestment of        1,814,211                     39,007
distributions

 Redeemed                         (24,438,881)                  (14,419,633)

 Net increase (decrease)          23,498,292                    6,866,399


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E       1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 32.72      $ 20.14    $ 19.68    $ 19.42    $ 20.40
period

Income from Investment
Operations

Net investment income (loss) C    (.22)        (.16)      (.18)      (.18)      (.17)

Net realized and unrealized       52.31        12.72      4.95       .42        4.17
gain (loss)

Total from investment             52.09        12.56      4.77       .24        4.00
operations

Less Distributions

From net realized gain            (3.07)       (.07)      (4.35)     -          (5.00)

Redemption fees added to paid     .07          .09        .04        .02        .02
in capital

Net asset value, end of period   $ 81.81      $ 32.72    $ 20.14    $ 19.68    $ 19.42

TOTAL RETURN A, B                 166.12%      63.01%     28.17%     1.34%      21.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,452,727  $ 612,061  $ 238,356  $ 220,360  $ 333,185
(000 omitted)

Ratio of expenses to average      1.11%        1.38%      1.61%      1.64%      1.53%
net assets

Ratio of expenses to average      1.11%        1.34% D    1.55% D    1.62% D    1.51% D
net assets after expense
reductions

Ratio of net investment           (.47)%       (.64)%     (.82)%     (.86)%     (.78)%
income (loss) to average net
assets

Portfolio turnover rate           112%         299%       383%       202%       249%


A  THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29


ELECTRONICS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT ELECTRONICS                178.06%      986.50%       2,842.92%

SELECT ELECTRONICS (LOAD ADJ.)    169.64%      953.83%       2,754.56%

S&P 500                           11.73%       206.94%       425.47%

GS Technology                     104.99%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 185 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT ELECTRONICS              178.06%      61.14%        40.24%

SELECT ELECTRONICS (LOAD ADJ.)  169.64%      60.16%        39.82%

S&P 500                         11.73%       25.14%        18.05%

GS Technology                   104.99%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             ELECTRONICS                 S&P 500
             00008                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10170.98                    10265.00
  1990/04/30      10215.84                    10008.38
  1990/05/31      11718.50                    10984.19
  1990/06/30      11897.92                    10909.50
  1990/07/31      11337.23                    10874.59
  1990/08/31       9565.43                     9891.53
  1990/09/30       8118.84                     9409.81
  1990/10/31       7827.28                     9369.35
  1990/11/30       8634.68                     9974.61
  1990/12/31       9195.49                    10252.90
  1991/01/31      10475.44                    10699.92
  1991/02/28      11396.12                    11464.97
  1991/03/31      12002.41                    11742.42
  1991/04/30      12069.78                    11770.60
  1991/05/31      12462.75                    12279.09
  1991/06/30      10947.01                    11716.71
  1991/07/31      11699.26                    12262.71
  1991/08/31      12182.05                    12553.34
  1991/09/30      11250.16                    12343.69
  1991/10/31      11800.31                    12509.10
  1991/11/30      11081.74                    12004.98
  1991/12/31      12440.29                    13378.35
  1992/01/31      13911.12                    13129.52
  1992/02/29      14674.60                    13300.20
  1992/03/31      13518.15                    13040.85
  1992/04/30      13259.91                    13424.25
  1992/05/31      13282.37                    13490.03
  1992/06/30      12316.79                    13289.02
  1992/07/31      12967.99                    13832.55
  1992/08/31      13102.73                    13548.98
  1992/09/30      13574.29                    13708.86
  1992/10/31      14596.01                    13756.84
  1992/11/30      15550.36                    14225.94
  1992/12/31      15853.51                    14400.92
  1993/01/31      16392.44                    14521.89
  1993/02/28      16033.16                    14719.39
  1993/03/31      16594.54                    15029.97
  1993/04/30      16302.03                    14666.24
  1993/05/31      17937.87                    15059.30
  1993/06/30      18265.04                    15102.97
  1993/07/31      18784.00                    15042.56
  1993/08/31      20397.28                    15612.67
  1993/09/30      20735.73                    15492.45
  1993/10/31      20340.87                    15813.15
  1993/11/30      20182.92                    15662.92
  1993/12/31      20939.29                    15852.44
  1994/01/31      22385.66                    16391.43
  1994/02/28      23447.22                    15947.22
  1994/03/31      23195.10                    15251.92
  1994/04/30      23128.76                    15447.15
  1994/05/31      23062.41                    15700.48
  1994/06/30      21828.34                    15315.82
  1994/07/31      22279.51                    15818.18
  1994/08/31      24455.71                    16466.72
  1994/09/30      23752.42                    16063.29
  1994/10/31      24721.10                    16424.71
  1994/11/30      24402.63                    15826.52
  1994/12/31      24535.32                    16061.23
  1995/01/31      23832.04                    16477.70
  1995/02/28      26273.63                    17119.83
  1995/03/31      28980.61                    17625.04
  1995/04/30      32218.37                    18144.10
  1995/05/31      34567.07                    18869.32
  1995/06/30      39490.06                    19307.65
  1995/07/31      45394.99                    19947.89
  1995/08/31      45992.12                    19997.96
  1995/09/30      46814.83                    20841.88
  1995/10/31      45527.69                    20767.47
  1995/11/30      44386.51                    21679.16
  1995/12/31      41456.92                    22096.70
  1996/01/31      42858.14                    22848.87
  1996/02/29      45386.79                    23060.68
  1996/03/31      42729.30                    23282.76
  1996/04/30      47609.42                    23625.95
  1996/05/31      48865.69                    24235.26
  1996/06/30      44758.66                    24327.60
  1996/07/31      42600.45                    23252.80
  1996/08/31      44662.02                    23743.20
  1996/09/30      50685.68                    25079.47
  1996/10/31      51088.33                    25771.16
  1996/11/30      58754.80                    27719.21
  1996/12/31      58754.80                    27170.09
  1997/01/31      67935.23                    28867.68
  1997/02/28      61122.38                    29094.00
  1997/03/31      56870.39                    27898.53
  1997/04/30      62169.74                    29564.07
  1997/05/31      69000.80                    31363.93
  1997/06/30      68576.07                    32769.03
  1997/07/31      80486.19                    35376.46
  1997/08/31      83530.08                    33394.67
  1997/09/30      86627.06                    35223.70
  1997/10/31      73779.00                    34047.23
  1997/11/30      73248.09                    35623.28
  1997/12/31      66816.08                    36234.93
  1998/01/31      67900.41                    36635.68
  1998/02/28      75881.04                    39277.85
  1998/03/31      73712.39                    41289.27
  1998/04/30      77182.23                    41704.64
  1998/05/31      66859.46                    40987.74
  1998/06/30      68182.33                    42652.66
  1998/07/31      71044.95                    42198.41
  1998/08/31      56883.67                    36097.36
  1998/09/30      64408.88                    38409.76
  1998/10/31      77073.80                    41534.01
  1998/11/30      87613.43                    44051.38
  1998/12/31     100972.31                    46589.63
  1999/01/31     121834.72                    48538.00
  1999/02/28     102663.86                    47029.44
  1999/03/31     106827.66                    48911.09
  1999/04/30     109039.69                    50805.42
  1999/05/31     112878.20                    49605.90
  1999/06/30     134586.38                    52359.03
  1999/07/31     138706.81                    50724.38
  1999/08/31     148509.10                    50473.29
  1999/09/30     145472.99                    49089.82
  1999/10/31     161824.61                    52196.23
  1999/11/30     177308.77                    53257.37
  1999/12/31     208685.63                    56394.23
  2000/01/31     216833.01                    53560.99
  2000/02/29     285457.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000314 100320 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $285,456 - a 2,754.56% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Texas Instruments, Inc.         5.7

Analog Devices, Inc.            5.6

PMC-Sierra, Inc.                5.6

National Semiconductor Corp.    4.8

LAM Research Corp.              4.6

Intel Corp.                     4.4

Micron Technology, Inc.         4.3

Linear Technology Corp.         3.7

Altera Corp.                    3.5

Motorola, Inc.                  3.4

                                45.6

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Electronics                69.5%           Row: 1, Col: 6, Value: 69.5
Electronic Instruments     12.3%           Row: 1, Col: 5, Value: 12.3
Computers &
Office Equipment            4.7%           Row: 1, Col: 4, Value: 4.7
Communications Equipment    2.3%           Row: 1, Col: 3, Value: 2.3
Computer Services &
Software                    1.5%           Row: 1, Col: 2, Value: 1.5
* All Others                9.7%           Row: 1, Col: 1, Value: 9.699999999999999


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

ELECTRONICS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Brian Hanson)

NOTE TO SHAREHOLDERS: Brian Hanson became Portfolio Manager of
Fidelity Select Electronics Portfolio on February 1, 2000.

Q. HOW DID THE FUND PERFORM, BRIAN?

A. The fund performed extremely well relative to its benchmarks. For the 12 months ending February 29, 2000, the fund returned 178.06%. The Goldman Sachs Technology Index - an index of 185 stocks designed to measure the performance of companies in the technology sector - returned 104.99% for the same period, while the Standard & Poor's 500 Index returned 11.73%.

Q. WHY WAS THE FUND'S PERFORMANCE SO STRONG COMPARED TO THE GOLDMAN
SACHS INDEX?

A. The fund was overweighted, compared to the index, in the semiconductor and semiconductor capital equipment industries, both of which tend to be somewhat cyclical. In late 1998, we recognized signs that the semiconductor business appeared to be bottoming out, that the low levels of spending were unsustainable and that industry demand was starting to improve. At the start of 1999, the fund was well-positioned to benefit from the very strong performance that these segments produced - driven by the first full year of a cyclical recovery in these industries.

Q. WERE THERE ANY COMPANIES THAT SPECIFICALLY CONTRIBUTED TO THE
FUND'S OUTPERFORMANCE?

A. Lam Research was an obvious standout. This company sells equipment that enables semiconductor manufacturers to make chips faster and cheaper. Like many equipment suppliers, Lam was hurt badly by the industry downturn that began with the Asian monetary crisis in 1997, and many investors had given up on the company. The fund held a position in Lam and increased that position based on a determination that the industry was beginning its recovery, and that Lam's management would have the company in a position to benefit from the upturn. In 1999, the Asian crisis subsided, the industry began to recover and the management of Lam turned the company around with the result being that it was a great stock to own. Texas Instruments and Analog Devices also were positive contributors to the fund's outperformance for the period. These companies make both analog semiconductors and digital signal processors (DSPs), which are much in demand for use in new cellular phones. Both companies were well-positioned to deliver the chips that will enable the world to go "digital." As the usage of digital cellular phones, DVDs and digital cameras proliferated in 1999, the two firms began to see very strong sales and earnings growth, which helped make these stocks great performers for the year.

Q. WERE THERE ANY AREAS THAT DETRACTED FROM PERFORMANCE?

A. In general, the companies that were tied to the personal computer industry did not fare as well as those tied to the communications industry. While many personal computer-related companies were good stocks during the period, it was hard for them to compete with some of the communications stocks that saw their end markets grow by more than 50%. An example of this is the huge increase in cellular telephone sales, which grew by approximately 75%, compared to about a 20% growth rate for personal computer sales. As we saw this shift occur, we became much more selective in our stock picking and chose only the most attractive PC stocks, while focusing more on the communications sector.

Q. HAVE YOU FOCUSED ON ANY OTHER PARTICULAR AREAS SINCE TAKING OVER
THE FUND?

A. I have positioned the fund to benefit from the trend of communications becoming a bigger driver for the electronics industry. I like companies that make products used in wireless communications and broadband Internet access. These areas are seeing explosive growth as they are in the early stages of adoption. Sales for cellular phones are strong and, in fact, are already outselling personal computers. Future generations of cellular phones also will have data capabilities such as wireless Internet access, and these additional features will be made possible by better semiconductors. As for broadband Internet access, demand is rapidly gaining momentum as consumers call for faster access to the Internet.

Q. BRIAN, WHAT IS YOUR OUTLOOK?

A. Assuming the global economic picture remains healthy, I think 2000 will be another good year for the electronics sector. With tech stocks up so much already and valuations at all-time highs, the risk and volatility will be high but the fund will continue to focus on owning the best names, in the best sectors, as that is the key to outperformance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 008

TRADING SYMBOL: FSELX

SIZE: as of February 29, 2000, more than $9.9 billion

MANAGER: Brian Hanson, since February 2000;
analyst, semiconductor equipment, 1998-2000;
health care industry, 1996-1998; joined
Fidelity in 1996

ELECTRONICS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets



COMMON STOCKS - 92.8%

                                 SHARES                           VALUE (NOTE 1)

CELLULAR - 0.2%

Nextel Communications, Inc.       50,000                          $ 6,837,500
Class A (a)

VoiceStream Wireless Corp. (a)    100,000                          13,306,250

                                                                   20,143,750

COMMUNICATIONS EQUIPMENT - 2.3%

Jabil Circuit, Inc. (a)           2,785,600                        193,425,100

Nokia AB sponsored ADR            200,000                          39,662,500

                                                                   233,087,600

COMPUTER SERVICES & SOFTWARE
- 1.5%

Cadence Design Systems, Inc.      7,470,300                        148,939,106
(a)

MatrixOne, Inc.                   2,300                            57,500

Onvia.com, Inc.                   6,800                            142,800

                                                                   149,139,406

COMPUTERS & OFFICE EQUIPMENT
- 4.7%

Adaptec, Inc. (a)                 2,752,900                        112,868,900

Dell Computer Corp. (a)           500,000                          20,406,250

Emulex Corp. (a)                  271,400                          43,424,000

Gateway, Inc. (a)                 600,000                          41,250,000

Network Appliance, Inc. (a)       150,000                          28,312,500

SCI Systems, Inc. (a)             5,435,000                        218,758,750

                                                                   465,020,400

CONSUMER ELECTRONICS - 0.7%

Gemstar International Group       960,000                          72,840,000
Ltd. (a)

ELECTRONIC INSTRUMENTS - 12.3%

Agilent Technologies, Inc.        300,000                          31,106,250

Cohu, Inc.                        400,000                          22,550,000

KLA-Tencor Corp. (a)              2,981,200                        232,347,275

Kulicke & Soffa Industries,       371,000                          29,494,500
Inc. (a)

LAM Research Corp. (a)(c)         2,892,927                        451,658,228

Lernout & Hauspie Speech          600,000                          63,562,500
Products NV (a)

Novellus Systems, Inc. (a)        3,628,200                        215,197,613

St. Assembly Test Services        31,300                           1,502,400
Ltd. ADR

Teradyne, Inc. (a)                1,976,700                        171,972,900

                                                                   1,219,391,666

ELECTRONICS - 69.5%

Altera Corp. (a)                  4,346,700                        346,649,325

Analog Devices, Inc. (a)          3,550,300                        557,397,100

Applied Micro Circuits Corp.      365,000                          100,397,813
(a)

ARM Holdings PLC sponsored        243,900                          56,981,138
ADR (a)

Avnet, Inc.                       221,000                          14,779,375

AVX Corp.                         1,958,200                        124,345,700

Broadcom Corp. Class A (a)        500,000                          98,687,500



                                 SHARES                           VALUE (NOTE 1)

Brocade Communications            25,000                          $ 7,228,125
Systems, Inc.

Celestica, Inc. (sub. vtg.)       711,200                          33,852,649
(a)

Chartered Semiconduct             275,400                          24,304,050
Manufacturing Ltd. ADR

Cree Research, Inc. (a)           507,600                          95,365,350

Dallas Semiconductor Corp.        1,482,800                        59,868,050

DII Group, Inc. (a)(c)            2,039,700                        197,213,494

Epcos AG (a)                      54,600                           7,532,575

Etec Systems, Inc. (a)            630,300                          74,237,522

Fairchild Semiconduct             200,000                          7,550,000
International, Inc. Class A

Flextronics International         218,200                          13,282,925
Ltd. (a)

GlobeSpan, Inc.                   369,300                          27,882,150

Integrated Device Technology,     487,500                          17,976,563
Inc. (a)

Intel Corp.                       3,883,000                        438,779,000

Intersil Holding Corp.            25,500                           1,514,063

KEMET Corp. (a)                   719,900                          44,228,856

Lattice Semiconductor Corp.       898,200                          63,098,550
(a)

Linear Technology Corp.           3,516,720                        369,035,805

LSI Logic Corp. (a)               5,188,000                        332,356,250

Maxim Integrated Products,        3,921,000                        261,971,813
Inc. (a)

Methode Electronics, Inc.         794,500                          46,180,313
Class A

Microchip Technology, Inc. (a)    1,164,075                        72,681,933

Micron Technology, Inc. (a)       4,382,900                        429,798,131

Motorola, Inc.                    1,990,200                        339,329,100

National Semiconductor Corp.      6,324,200                        475,105,525
(a)

PCD, Inc. (a)                     50,000                           250,000

Plexus Corp. (a)                  509,700                          28,782,122

PMC-Sierra, Inc. (a)              2,876,200                        555,286,363

QLogic Corp. (a)                  200,000                          31,200,000

Rambus, Inc. (a)                  360,000                          108,585,000

RF Micro Devices, Inc. (a)        395,000                          54,633,438

Samsung Electronics Co. Ltd.      199,420                          45,134,189

Sanmina Corp. (a)                 1,719,800                        201,324,088

Solectron Corp. (a)               2,739,900                        179,463,450

Texas Instruments, Inc.           3,429,100                        570,945,144

Vitesse Semiconductor Corp.       2,079,400                        215,867,713
(a)

Xilinx, Inc. (a)                  2,451,800                        195,531,050

                                                                   6,926,613,300

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

ASM Lithography Holding NV (a)    143,100                          18,334,688

PRI Automation, Inc. (a)          761,600                          60,832,800

Varian Semiconductor              756,900                          43,994,813
Equipment Associates, Inc.
(a)

                                                                   123,162,301

COMMON STOCKS - CONTINUED

                                 SHARES                           VALUE (NOTE 1)

TELEPHONE SERVICES - 0.4%

McLeodUSA, Inc. Class A (a)       150,000                         $ 13,200,000

Metromedia Fiber Network,         304,700                          21,905,073
Inc. Class A (a)

                                                                   35,105,073

TOTAL COMMON STOCKS                                                9,244,503,496
(Cost $4,118,987,067)

CASH EQUIVALENTS - 7.7%


                                 SHARES

Central Cash Collateral Fund,     150,514,500                      150,514,500
5.75% (b)

Taxable Central Cash Fund,        590,281,072                      590,281,072
5.66% (b)

                                 MATURITY AMOUNT

Investments in repurchase        $ 20,823,314                      20,820,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.73%,
dated 2/29/00 due 3/1/00

TOTAL CASH EQUIVALENTS                                             761,615,572
(Cost $761,615,572)


TOTAL INVESTMENT PORTFOLIO -                                       10,006,119,068
100.5%
(Cost $4,880,602,639)

NET OTHER ASSETS - (0.5)%                                            (45,235,239)

NET ASSETS - 100%                                                $ 9,960,883,829


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $6,419,838,286 and $5,506,306,071, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $267,827 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $167,533,313. The fund received cash collateral of $150,514,500 which was invested in cash equivalents.

Transactions during the period with companies which are or were affiliates are as follows:

                            PURCHASE      SALES         DIVIDEND      VALUE
AFFILIATE                   COST          COST          INCOME
DII Group, Inc.             $ 5,203,125   $ -           $ -           $ 197,213,494
LAM Research Corp.            11,140,676    -             -             451,658,228
Rambus, Inc.                  52,722,193    53,783,517    -             -
SpeedFam-IPEC, Inc.           -             9,979,852     -             -
TOTALS                      $ 69,065,994 $ 63,763,369   $ -           $ 648,871,722


INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $4,907,432,618. Net unrealized appreciation aggregated $5,098,686,450, of which $5,148,925,291 related to appreciated investment securities and $50,238,841 related to depreciated investment securities.

The fund hereby designates approximately $375,456,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 2% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

ELECTRONICS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                            FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 10,006,119,068
value (including repurchase
agreements of $20,820,000)
(cost $4,880,602,639) -  See
accompanying schedule

Cash                                          843

Receivable for investments                    145,947,841
sold

Receivable for fund shares                    68,431,891
sold

Dividends receivable                          204,751

Interest receivable                           2,527,431

Redemption fees receivable                    22,520

Other receivables                             727,109

 TOTAL ASSETS                                 10,223,981,454

LIABILITIES

Payable for investments        $ 85,422,736
purchased

Payable for fund shares         20,836,995
redeemed

Accrued management fee          4,085,762

Other payables and  accrued     2,237,632
expenses

Collateral on securities        150,514,500
loaned,  at value

 TOTAL LIABILITIES                            263,097,625

NET ASSETS                                   $ 9,960,883,829

Net Assets consist of:

Paid in capital                              $ 4,185,453,141

Accumulated undistributed                     649,914,553
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   5,125,516,135
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS, for 81,930,320                   $ 9,960,883,829
shares outstanding

NET ASSET VALUE and                           $121.58
redemption price per share
($9,960,883,829 (divided by)
81,930,320 shares)

Maximum offering price per                    $125.34
share (100/97.00 of $121.58)

STATEMENT OF OPERATIONS
                                YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                                $ 3,206,419
Dividends

Interest                                          19,705,992

Security lending                                  1,225,978

 TOTAL INCOME                                     24,138,389

EXPENSES

Management fee                   $ 27,111,529

Transfer agent fees               16,045,438

Accounting and security           1,711,230
lending fees

Non-interested trustees'          14,905
compensation

Custodian fees and expenses       114,332

Registration fees                 897,432

Audit                             123,652

Legal                             14,078

Miscellaneous                     54,859

 Total expenses before            46,087,455
reductions

 Expense reductions               (693,280)       45,394,175

NET INVESTMENT INCOME (LOSS)                      (21,255,786)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,262,301,205
(including   realized loss
of $13,172,535   on sales of
investments in   affiliated
issuers)

 Foreign currency transactions    (186,682)       1,262,114,523

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            4,435,226,341

 Assets and liabilities in        7,768           4,435,234,109
foreign currencies

NET GAIN (LOSS)                                   5,697,348,632

NET INCREASE (DECREASE) IN                       $ 5,676,092,846
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 29,173,213
charges paid to FDC

 Sales charges - Retained                        $ 29,139,832
by FDC

 Deferred sales charges                          $ 10,707
withheld   by FDC

 Exchange fees withheld by FSC                   $ 109,127

 Expense reductions                              $ 665,255
  Directed brokerage
arrangements

  Custodian credits                               2,146

  Transfer agent credits                          25,879

                                                 $ 693,280

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (21,255,786)                $ (14,090,154)
income (loss)

 Net realized gain (loss)         1,262,114,523                 220,496,758

 Change in net unrealized         4,435,234,109                 431,151,334
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       5,676,092,846                 637,557,938
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (461,593,652)                 -
from net realized gains

Share transactions Net            3,828,731,759                 1,488,308,447
proceeds from sales of shares

 Reinvestment of distributions    446,827,109                   -

 Cost of shares redeemed          (2,418,702,252)               (1,912,074,698)

 NET INCREASE (DECREASE) IN       1,856,856,616                 (423,766,251)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  3,980,086                     3,006,511

  TOTAL INCREASE (DECREASE)       7,075,335,896                 216,798,198
IN NET ASSETS

NET ASSETS

 Beginning of period              2,885,547,933                 2,668,749,735

 End of period                   $ 9,960,883,829               $ 2,885,547,933

OTHER INFORMATION
Shares

 Sold                             50,589,405                    36,527,830

 Issued in reinvestment of        5,580,487                     -
distributions

 Redeemed                         (35,189,966)                  (51,847,162)

 Net increase (decrease)          20,979,926                    (15,319,332)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E       1999         1998         1997         1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 47.34      $ 34.99      $ 37.95      $ 28.18      $ 19.80
period

Income from Investment
Operations

Net investment income (loss) C    (.33)        (.23)        (.17)        (.17)        (.08)

Net realized and unrealized       81.13        12.53        7.32         9.80         13.51
gain (loss)

Total from investment             80.80        12.30        7.15         9.63         13.43
operations

Less Distributions

From net realized gain            (6.62)       -            (7.60)       -            (5.25)

In excess of net realized gain    -            -            (2.60)       -            -

Total distributions               (6.62)       -            (10.20)      -            (5.25)

Redemption fees added to paid     .06          .05          .09          .14          .20
in capital

Net asset value, end of period   $ 121.58     $ 47.34      $ 34.99      $ 37.95      $ 28.18

TOTAL RETURN A, B                 178.06%      35.30%       24.15%       34.67%       72.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 9,960,884  $ 2,885,548  $ 2,668,750  $ 1,744,017  $ 1,133,362
(000 omitted)

Ratio of expenses to average      .99%         1.18%        1.18%        1.33%        1.25%
net assets

Ratio of expenses to average      .98% D       1.15% D      1.12% D      1.29% D      1.22% D
net assets after expense
reductions

Ratio of net investment           (.46)%       (.62)%       (.42)%       (.54)%       (.28)%
income (loss) to average net
assets

Portfolio turnover rate           125%         160%         435%         341%         366%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

SOFTWARE AND COMPUTER SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT SOFTWARE AND  COMPUTER    100.83%      487.34%       1,579.69%
SERVICES

SELECT SOFTWARE AND  COMPUTER    94.74%       469.64%       1,529.22%
SERVICES  (LOAD ADJ.)

S&P 500                          11.73%       206.94%       425.47%

GS Technology                    104.99%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 185 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT SOFTWARE AND  COMPUTER  100.83%      42.49%        32.59%
SERVICES

SELECT SOFTWARE AND  COMPUTER  94.74%       41.62%        32.19%
SERVICES  (LOAD ADJ.)

S&P 500                        11.73%       25.14%        18.05%

GS Technology                  104.99%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Software/Computer Svcs      S&P 500
             00028                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10087.23                    10265.00
  1990/04/30      10054.96                    10008.38
  1990/05/31      11319.89                    10984.19
  1990/06/30      11584.50                    10909.50
  1990/07/31      10526.08                    10874.59
  1990/08/31       9054.62                     9891.53
  1990/09/30       8015.57                     9409.81
  1990/10/31       8176.91                     9369.35
  1990/11/30       9228.88                     9974.61
  1990/12/31       9887.16                    10252.90
  1991/01/31      11339.25                    10699.92
  1991/02/28      12165.34                    11464.97
  1991/03/31      12855.89                    11742.42
  1991/04/30      12759.08                    11770.60
  1991/05/31      12991.42                    12279.09
  1991/06/30      12039.24                    11716.71
  1991/07/31      12778.80                    12262.71
  1991/08/31      13817.04                    12553.34
  1991/09/30      13361.92                    12343.69
  1991/10/31      14030.37                    12509.10
  1991/11/30      12494.36                    12004.98
  1991/12/31      14419.91                    13378.35
  1992/01/31      16734.49                    13129.52
  1992/02/29      17237.34                    13300.20
  1992/03/31      16409.12                    13040.85
  1992/04/30      15995.01                    13424.25
  1992/05/31      16246.43                    13490.03
  1992/06/30      15366.45                    13289.02
  1992/07/31      16453.49                    13832.55
  1992/08/31      15225.94                    13548.98
  1992/09/30      16327.77                    13708.86
  1992/10/31      17644.05                    13756.84
  1992/11/30      19182.18                    14225.94
  1992/12/31      19544.52                    14400.92
  1993/01/31      20550.22                    14521.89
  1993/02/28      20424.51                    14719.39
  1993/03/31      20860.80                    15029.97
  1993/04/30      20509.73                    14666.24
  1993/05/31      22822.92                    15059.30
  1993/06/30      24000.39                    15102.97
  1993/07/31      23273.87                    15042.56
  1993/08/31      24843.83                    15612.67
  1993/09/30      25344.88                    15492.45
  1993/10/31      25286.43                    15813.15
  1993/11/30      24660.11                    15662.92
  1993/12/31      25941.61                    15852.44
  1994/01/31      26845.56                    16391.43
  1994/02/28      27203.38                    15947.22
  1994/03/31      24284.36                    15251.92
  1994/04/30      24410.00                    15447.15
  1994/05/31      21967.09                    15700.48
  1994/06/30      20039.48                    15315.82
  1994/07/31      21022.37                    15818.18
  1994/08/31      23303.05                    16466.72
  1994/09/30      24362.28                    16063.29
  1994/10/31      25860.47                    16424.71
  1994/11/30      25268.83                    15826.52
  1994/12/31      26041.78                    16061.23
  1995/01/31      25612.36                    16477.70
  1995/02/28      27740.37                    17119.83
  1995/03/31      29324.44                    17625.04
  1995/04/30      30240.53                    18144.10
  1995/05/31      31061.19                    18869.32
  1995/06/30      33809.47                    19307.65
  1995/07/31      35851.58                    19947.89
  1995/08/31      36099.69                    19997.96
  1995/09/30      37588.34                    20841.88
  1995/10/31      38036.84                    20767.47
  1995/11/30      39115.16                    21679.16
  1995/12/31      38089.81                    22096.70
  1996/01/31      36628.95                    22848.87
  1996/02/29      38884.69                    23060.68
  1996/03/31      37896.46                    23282.76
  1996/04/30      41711.63                    23625.95
  1996/05/31      43166.04                    24235.26
  1996/06/30      41012.18                    24327.60
  1996/07/31      37859.10                    23252.80
  1996/08/31      38647.37                    23743.20
  1996/09/30      43698.95                    25079.47
  1996/10/31      43854.38                    25771.16
  1996/11/30      47329.43                    27719.21
  1996/12/31      46380.06                    27170.09
  1997/01/31      50102.64                    28867.68
  1997/02/28      45162.61                    29094.00
  1997/03/31      42844.78                    27898.53
  1997/04/30      45357.41                    29564.07
  1997/05/31      49197.85                    31363.93
  1997/06/30      49222.95                    32769.03
  1997/07/31      55171.88                    35376.46
  1997/08/31      54908.32                    33394.67
  1997/09/30      56627.73                    35223.70
  1997/10/31      54042.33                    34047.23
  1997/11/30      55234.63                    35623.28
  1997/12/31      53343.56                    36234.93
  1998/01/31      54809.19                    36635.68
  1998/02/28      61197.15                    39277.85
  1998/03/31      66299.21                    41289.27
  1998/04/30      65382.15                    41704.64
  1998/05/31      60273.74                    40987.74
  1998/06/30      67617.09                    42652.66
  1998/07/31      63646.96                    42198.41
  1998/08/31      52014.21                    36097.36
  1998/09/30      63466.50                    38409.76
  1998/10/31      61314.86                    41534.01
  1998/11/30      67061.82                    44051.38
  1998/12/31      77759.00                    46589.63
  1999/01/31      87208.87                    48538.00
  1999/02/28      81126.85                    47029.44
  1999/03/31      84849.96                    48911.09
  1999/04/30      81630.16                    50805.42
  1999/05/31      81585.85                    49605.90
  1999/06/30      92014.89                    52359.03
  1999/07/31      86283.35                    50724.38
  1999/08/31      90079.76                    50473.29
  1999/09/30      95589.72                    49089.82
  1999/10/31     102798.46                    52196.23
  1999/11/30     117732.97                    53257.37
  1999/12/31     150169.88                    56394.23
  2000/01/31     136309.48                    53560.99
  2000/02/29     162922.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000320 102934 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $162,922 - a 1,529.22% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                                 % OF FUND'S NET ASSETS

Oracle Corp.                      8.9

Microsoft Corp.                   7.7

Siebel Systems, Inc.              7.1

i2 Technologies, Inc.             5.4

Computer Associates               5.1
International, Inc.

VERITAS Software Corp.            3.7

Intuit, Inc.                      3.4

America Online, Inc.              2.8

Yahoo!, Inc.                      2.8

Automatic Data Processing, Inc.   2.7

                                  49.6

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Computer Services & Software   86.5%           Row: 1, Col: 6, Value: 86.5
Computers & Office Equipment    3.5%           Row: 1, Col: 5, Value: 3.5
Communications Equipment        3.2%           Row: 1, Col: 4, Value: 3.2
Services                        0.6%           Row: 1, Col: 3, Value: 0.6
Electronics                     0.6%           Row: 1, Col: 2, Value: 0.6
* All Others                    5.6%           Row: 1, Col: 1, Value: 5.6

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Telis Bertsekas)

NOTE TO SHAREHOLDERS: Telis Bertsekas became Portfolio Manager of
Fidelity Select Software and Computer Services Portfolio on March 15,
2000, after the period covered by this report.

Q. HOW DID THE FUND PERFORM, TELIS?

A. For the 12-month period ending February 29, 2000, the fund returned
100.83%. In comparison, the Goldman Sachs Technology Index - an index of 185 stocks designed to measure the performance of companies in the technology sector - returned 104.99% during the same period. The fund also compares its performance to the Standard & Poor's 500 Index, which returned 11.73% for the 12-month period.

Q. WHY DID THE FUND SLIGHTLY UNDERPERFORM THE GOLDMAN
SACHS INDEX?

A. The fund invests in a narrower range of stocks than the Goldman
Sachs index and has a greater proportion of service stocks, which did not do as well as other stocks in this sector. The fund also is slightly less cyclical in nature than the index and will tend to have a more moderate return during prolonged periods of positive and negative market environments.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

A. First, the fund focused on companies in the sector's fastest-growing areas - supply chain management, customer-relationship management and Web infrastructure applications. Second, it focused on companies leveraged to the growth of the Internet in general and business-to-business e-commerce in particular. The fund's top holdings as of the end of the period generally reflected these strategies.

Q. WHAT STOCKS STOOD OUT IN THIS ENVIRONMENT?

A. Siebel Systems was one of the fund's most successful performers.
This company maintained one of the best growth rates in the software industry with a strong offering in customer-relationship management.
It also was bolstered by its distribution agreement with IBM and weakening competition. Oracle did well as investors began to view the company as having a strategic role in Internet infrastructure and applications. Oracle's database product is an important component of Internet infrastructure, since every Internet site needs a database.
The company also announced a number of business-to-business trading exchanges, first with Ford, which proved to be a catalyst for Oracle's stock price improvement. Another holding, i2 Technologies, continued to demonstrate good growth and dominated the supply-chain management software area. The company's move to business-to-business e-commerce drove its stock to higher levels during the period. The announcement of the establishment of i2's new trading exchanges helped the company as investors believed that its trading exchange technology had unique advantages over the competition.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. Software company Network Associates missed its earnings targets by a significant margin in 1999 due to Y2K budget demands that shifted spending away from some of its products. In addition, the company's new security product that launched last year didn't do as well as expected. This stock is no longer held by the fund. At Home Corp. was another disappointment. Following its acquisition of Excite, investors began to worry about the company's long-term prospects - its strategic agreement with AT&T to sell its products to AT&T customers could expire within two years. Galileo, which provides reservations systems for travel agents, was hurt by travel agencies' declining growth rates and shrinking market share, as more travelers booked reservations via the Internet.

Q. WHAT'S YOUR OUTLOOK, TELIS?

A. My outlook is positive for overall company fundamentals. The year
2000 should be another strong one for software spending, particularly in the areas most leveraged to the growth in Internet business-to-business e-commerce. The market has rewarded the growth potential in this segment with record high valuations, and this clearly adds some risk to investing in the sector while amplifying the need for careful stock selection. While I expect there will be significant opportunities for both large, well-established companies and rapidly emerging smaller companies, my style tends to favor the fastest-growing and most defensible business models, rather than looking for value in second- or third-tier players. While the fund is not as directly exposed to an economic downturn as other industries, the impact of rising interest rates and inflation on U.S. economic growth may affect the fundamental performance of this sector down the road. The software and computer services sector also may suffer from any large-scale slowing in corporate spending on technology.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 028

TRADING SYMBOL: FSCSX

SIZE: as of February 29, 2000, more than $1.4 billion

MANAGER: Telis Bertsekas, since March 2000;
analyst, beverage and tobacco industries, since 1997; joined Fidelity in 1997

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.2%

                                 SHARES                        VALUE (NOTE 1)

BROADCASTING - 0.6%

MediaOne Group, Inc. (a)          100,000                      $ 7,850,000

COMMUNICATIONS EQUIPMENT - 3.2%

3Com Corp. (a)                    344,827                       33,793,046

Cisco Systems, Inc. (a)           60,000                        7,931,250

Nokia AB sponsored ADR            25,000                        4,957,813

                                                                46,682,109

COMPUTER SERVICES & SOFTWARE
- 86.5%

Adobe Systems, Inc.               247,253                       25,219,806

Affiliated Computer Services,     150,000                       4,725,000
Inc.  Class A (a)

America Online, Inc. (a)          696,300                       41,081,700

Art Technology Group, Inc.        29,000                        4,190,500

Aspect Development, Inc. (a)      181,353                       26,998,928

At Home Corp. Series A (a)        256,676                       8,807,195

Automatic Data Processing,        892,700                       38,888,244
Inc.

Axent Technolgies, Inc. (a)       200,000                       5,425,000

BEA Systems, Inc. (a)             139,582                       17,665,847

BMC Software, Inc. (a)            802,525                       36,916,150

BroadVision, Inc. (a)             45,000                        11,365,313

Calico Commerce, Inc.             40                            1,723

Cambridge Technology              30,000                        450,000
Partners, Inc. (a)

Ceridian Corp. (a)                179,400                       3,554,363

Check Point Software              80,000                        16,315,000
Technologies Ltd. (a)

Citrix Systems, Inc. (a)          257,546                       27,155,006

Clarify, Inc. (a)                 110,000                       15,874,375

CMGI, Inc. (a)                    158,000                       20,470,875

CNET, Inc. (a)                    93,000                        6,219,375

Computer Associates               1,148,380                     73,855,189
International, Inc.

Computer Sciences Corp. (a)       279,732                       22,046,378

Compuware Corp. (a)               463,193                       10,248,145

DST Systems, Inc. (a)             100,000                       5,612,500

eBay, Inc. (a)                    30,000                        4,301,250

Electronic Data Systems Corp.     329,100                       21,309,225

Entrust Technologies, Inc. (a)    62,000                        5,471,500

Equifax, Inc.                     175,000                       3,707,813

Exodus Communications, Inc.       180,000                       25,627,500
(a)

First Data Corp.                  555,000                       24,975,000

Fiserv, Inc. (a)                  67,500                        1,839,375

Galileo International, Inc.       120,000                       2,040,000

Go.com (a)                        28,750                        634,297

Great Plains Software, Inc.       7,500                         521,719
(a)

i2 Technologies, Inc. (a)         479,598                       78,414,273

IMS Health, Inc.                  250,000                       5,031,250

Industri-Matematik                378,400                       3,784,000
International Corp. (a)

Informatica Corp.                 20,000                        3,430,000

Informix Corp. (a)                150,000                       2,400,000

Intertrust Technologies Corp.     1,600                         135,900

Interwoven, Inc.                  6,800                         1,016,600

Intuit, Inc. (a)                  937,571                       49,222,478



                                 SHARES                        VALUE (NOTE 1)

ISS Group, Inc. (a)               119,259                      $ 12,522,195

J.D. Edwards & Co. (a)            100,000                       4,062,500

Lycos, Inc. (a)                   40,000                        2,385,000

MatrixOne, Inc.                   700                           17,500

Microsoft Corp. (a)               1,254,000                     112,076,250

NetIQ Corp.                       20,000                        1,342,500

Network Solutions, Inc. Class     14,000                        4,514,125
A (a)

New Era of Networks, Inc. (a)     80,000                        7,330,000

Novell, Inc. (a)                  246,955                       8,164,950

Onvia.com, Inc.                   1,000                         21,000

Oracle Corp. (a)                  1,738,868                     129,110,945

Parametric Technology Corp.       186,915                       5,665,861
(a)

Pervasive Software, Inc. (a)      100,000                       1,068,750

Policy Management Systems         30,800                        273,350
Corp. (a)

Rational Software Corp. (a)       100,000                       7,112,500

Razorfish, Inc.                   87,500                        2,931,250

RealNetworks, Inc. (a)            120,000                       8,437,500

Sabre Holdings Corp. Class A      90,000                        3,611,250

SalesLogix Corp.                  58,700                        1,636,263

Siebel Systems, Inc. (a)          742,540                       102,981,016

SunGard Data Systems, Inc. (a)    90,200                        2,706,000

Technology Solutions, Inc.        100,000                       725,000

TSI International Software        125,106                       10,610,553
Ltd. (a)

Tumbleweed Communications         113,000                       8,588,000
Corp.

Unisys Corp. (a)                  173,900                       5,206,131

VeriSign, Inc. (a)                68,364                        17,296,092

VERITAS Software Corp. (a)        267,000                       52,832,625

Vignette Corp.                    124,400                       28,674,200

WatchGuard Technologies, Inc.     200,400                       11,823,600

Whittman-Hart, Inc. (a)           40,000                        1,815,000

Yahoo!, Inc. (a)                  250,008                       39,923,153

                                                                1,252,413,851

COMPUTERS & OFFICE EQUIPMENT
- 3.5%

Compaq Computer Corp.             10,000                        248,750

Gateway, Inc. (a)                 55,600                        3,822,500

International Business            100,000                       10,200,000
Machines Corp.

RSA Security, Inc. (a)            10,000                        669,375

Sun Microsystems, Inc. (a)        320,000                       30,480,000

Tech Data Corp. (a)               238,700                       5,176,806

                                                                50,597,431

ELECTRONICS - 0.6%

Inktomi Corp. (a)                 62,000                        8,501,750

Intel Corp.                       2,000                         226,000

                                                                8,727,750

SECURITIES INDUSTRY - 0.2%

E*Trade Group, Inc. (a)           110,000                       2,708,750

SERVICES - 0.6%

Computer Horizons Corp. (a)       61,300                        1,363,925

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

SERVICES - CONTINUED

Diamond Technology Partners,      60,000                       $ 4,102,500
Inc.  Class A (a)

eLoyalty Corp.                    100,000                       3,056,250

Gartner Group, Inc. Class B       32,550                        384,497
(a)

                                                                8,907,172

TOTAL COMMON STOCKS                                             1,377,887,063
(Cost $603,551,602)

CASH EQUIVALENTS - 7.0%



Central Cash Collateral Fund,     33,551,700                    33,551,700
5.75% (b)

Taxable Central Cash Fund,        68,748,650                    68,748,650
5.66% (b)

TOTAL CASH EQUIVALENTS                                          102,300,350
(Cost $102,300,350)

TOTAL INVESTMENT PORTFOLIO -                                    1,480,187,413
102.2%
(Cost $705,851,952)

NET OTHER ASSETS - (2.2)%                                       (32,501,532)

NET ASSETS - 100%                                             $ 1,447,685,881

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $513,797,653 and $489,075,914, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $6,868 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $33,974,925. The fund received cash collateral of $33,551,700 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $706,311,370. Net unrealized appreciation aggregated $773,876,043, of which $810,091,861 related to appreciated investment securities and $36,215,818 related to depreciated investment securities.

The fund hereby designates approximately $90,415,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 11% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 1,480,187,413
value  (cost $705,851,952) -
 See accompanying schedule

Receivable for investments                    427,340
sold

Receivable for fund shares                    7,199,538
sold

Dividends receivable                          82,613

Interest receivable                           209,890

Redemption fees receivable                    2,514

Other receivables                             464,022

 TOTAL ASSETS                                 1,488,573,330

LIABILITIES

Payable for investments         $ 164,700
purchased

Payable for fund shares          6,032,650
redeemed

Accrued management fee           656,703

Other payables and  accrued      481,696
expenses

Collateral on securities         33,551,700
loaned,  at value

 TOTAL LIABILITIES                            40,887,449

NET ASSETS                                   $ 1,447,685,881

Net Assets consist of:

Paid in capital                              $ 582,217,257

Accumulated undistributed net                 91,133,163
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   774,335,461
(depreciation) on investments

NET ASSETS, for 13,776,111                   $ 1,447,685,881
shares outstanding

NET ASSET VALUE and                           $105.09
redemption price per share
($1,447,685,881 (divided by)
13,776,111 shares)

Maximum offering price per                    $108.34
share (100/97.00 of $105.09)

STATEMENT OF OPERATIONS
                           YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                             $ 680,127
Dividends

Special dividend from Sabre                    468,273
Holdings Corp. Class A

Interest                                       3,622,188

Security lending                               507,138

 TOTAL INCOME                                  5,277,726

EXPENSES

Management fee                   $ 5,131,852

Transfer agent fees               3,862,948

Accounting and security           568,005
lending fees

Non-interested trustees'          4,012
compensation

Custodian fees and expenses       27,113

Registration fees                 172,540

Audit                             32,209

Legal                             8,072

Miscellaneous                     937

 Total expenses before            9,807,688
reductions

 Expense reductions               (36,752)     9,770,936

NET INVESTMENT INCOME (LOSS)                   (4,493,210)

REALIZED AND UNREALIZED GAIN                   149,967,319
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                       551,761,848
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                701,729,167

NET INCREASE (DECREASE) IN                    $ 697,235,957
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 3,756,113
charges paid to FDC

 Sales charges - Retained by                  $ 3,753,515
FDC

 Deferred sales charges                       $ 6,139
withheld   by FDC

 Exchange fees withheld by FSC                $ 35,313

 Expense reductions                           $ 32,304
  Directed brokerage
arrangements

  Custodian credits                            2,504

  Transfer agent credits                       1,944

                                              $ 36,752


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (4,493,210)                 $ (4,709,221)
income (loss)

 Net realized gain (loss)         149,967,319                   46,870,113

 Change in net unrealized         551,761,848                   110,443,885
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       697,235,957                   152,604,777
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (78,865,404)                  (15,509,477)
from net realized gain

Share transactions Net            637,476,790                   512,689,909
proceeds from sales of shares

 Reinvestment of distributions    76,024,721                    15,022,690

 Cost of shares redeemed          (576,132,935)                 (478,286,707)

 NET INCREASE (DECREASE) IN       137,368,576                   49,425,892
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,094,752                     963,911

  TOTAL INCREASE (DECREASE)       756,833,881                   187,485,103
IN NET ASSETS

NET ASSETS

 Beginning of period              690,852,000                   503,366,897

 End of period                   $ 1,447,685,881               $ 690,852,000

OTHER INFORMATION
Shares

 Sold                             8,519,859                     10,599,999

 Issued in reinvestment of        1,062,841                     314,660
distributions

 Redeemed                         (7,907,224)                   (10,186,951)

 Net increase (decrease)          1,675,476                     727,708


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E       1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 57.09      $ 44.26    $ 38.58    $ 36.20    $ 29.07
period

Income from Investment
Operations

Net investment income (loss) C    (.36) F      (.39)      (.33)      (.25)      (.19)

Net realized and unrealized       54.60        14.46      12.57      5.87       11.85
gain (loss)

Total from investment             54.24        14.07      12.24      5.62       11.66
operations

Less distributions from net       (6.33)       (1.32)     (6.61)     (3.31)     (4.60)
realized gain

Redemption fees added to paid     .09          .08        .05        .07        .07
in capital

Net asset value, end of period   $ 105.09     $ 57.09    $ 44.26    $ 38.58    $ 36.20

TOTAL RETURN A, B                 100.83%      32.57%     35.50%     16.14%     40.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,447,686  $ 690,852  $ 503,367  $ 389,699  $ 337,633
(000 omitted)

Ratio of expenses to average      1.11%        1.28%      1.44%      1.54%      1.48%
net assets

Ratio of expenses to average      1.11%        1.27% D    1.42% D    1.51% D    1.47% D
net assets after expense
reductions

Ratio of net investment           (.51)%       (.82)%     (.81)%     (.66)%     (.54)%
income (loss) to average net
assets

Portfolio turnover rate           59%          72%        145%       279%       183%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29
F INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
FROM SABRE HOLDINGS CORP. CLASS A WHICH AMOUNTED TO
$.01 PER SHARE.

TECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT TECHNOLOGY                184.11%      837.89%       2,416.89%

SELECT TECHNOLOGY (LOAD ADJ.)    175.52%      809.68%       2,341.31%

S&P 500                          11.73%       206.94%       425.47%

GS Technology                    104.99%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 185 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT TECHNOLOGY               184.11%      56.47%        38.07%

SELECT TECHNOLOGY  (LOAD ADJ.)  175.52%      55.52%        37.65%

S&P 500                         11.73%       25.14%        18.05%

GS Technology                   104.99%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             TECHNOLOGY                  S&P 500
             00064                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31      10153.86                    10265.00
  1990/04/30       9695.17                    10008.38
  1990/05/31      10945.69                    10984.19
  1990/06/30      11042.26                    10909.50
  1990/07/31      10453.21                    10874.59
  1990/08/31       9028.87                     9891.53
  1990/09/30       8261.17                     9409.81
  1990/10/31       8497.76                     9369.35
  1990/11/30       9772.42                     9974.61
  1990/12/31      10361.47                    10252.90
  1991/01/31      12109.31                    10699.92
  1991/02/28      12722.50                    11464.97
  1991/03/31      13741.26                    11742.42
  1991/04/30      13065.31                    11770.60
  1991/05/31      13789.55                    12279.09
  1991/06/30      12451.80                    11716.71
  1991/07/31      13830.48                    12262.71
  1991/08/31      14510.11                    12553.34
  1991/09/30      14582.93                    12343.69
  1991/10/31      14976.14                    12509.10
  1991/11/30      14485.84                    12004.98
  1991/12/31      16471.78                    13378.35
  1992/01/31      17098.21                    13129.52
  1992/02/29      17365.29                    13300.20
  1992/03/31      15986.17                    13040.85
  1992/04/30      15753.08                    13424.25
  1992/05/31      15908.47                    13490.03
  1992/06/30      14771.16                    13289.02
  1992/07/31      15523.76                    13832.55
  1992/08/31      14728.76                    13548.98
  1992/09/30      15449.56                    13708.86
  1992/10/31      16361.17                    13756.84
  1992/11/30      17686.17                    14225.94
  1992/12/31      17908.77                    14400.92
  1993/01/31      18454.68                    14521.89
  1993/02/28      18348.68                    14719.39
  1993/03/31      18587.18                    15029.97
  1993/04/30      18533.88                    14666.24
  1993/05/31      20403.68                    15059.30
  1993/06/30      21400.13                    15102.97
  1993/07/31      20831.57                    15042.56
  1993/08/31      21945.24                    15612.67
  1993/09/30      22285.21                    15492.45
  1993/10/31      21845.60                    15813.15
  1993/11/30      21634.59                    15662.92
  1993/12/31      23039.65                    15852.44
  1994/01/31      24199.67                    16391.43
  1994/02/28      24883.78                    15947.22
  1994/03/31      24045.00                    15251.92
  1994/04/30      23560.71                    15447.15
  1994/05/31      23597.85                    15700.48
  1994/06/30      21598.35                    15315.82
  1994/07/31      22434.05                    15818.18
  1994/08/31      24798.79                    16466.72
  1994/09/30      24674.98                    16063.29
  1994/10/31      25597.35                    16424.71
  1994/11/30      25244.50                    15826.52
  1994/12/31      25603.54                    16061.23
  1995/01/31      24606.89                    16477.70
  1995/02/28      26030.68                    17119.83
  1995/03/31      27615.43                    17625.04
  1995/04/30      29696.83                    18144.10
  1995/05/31      30845.65                    18869.32
  1995/06/30      33711.30                    19307.65
  1995/07/31      37119.44                    19947.89
  1995/08/31      38268.26                    19997.96
  1995/09/30      40029.77                    20841.88
  1995/10/31      39429.84                    20767.47
  1995/11/30      39225.60                    21679.16
  1995/12/31      36819.65                    22096.70
  1996/01/31      37192.80                    22848.87
  1996/02/29      39230.76                    23060.68
  1996/03/31      36195.34                    23282.76
  1996/04/30      39312.38                    23625.95
  1996/05/31      40378.60                    24235.26
  1996/06/30      37506.33                    24327.60
  1996/07/31      33502.56                    23252.80
  1996/08/31      34800.88                    23743.20
  1996/09/30      39261.61                    25079.47
  1996/10/31      38978.73                    25771.16
  1996/11/30      43787.61                    27719.21
  1996/12/31      42643.85                    27170.09
  1997/01/31      47690.96                    28867.68
  1997/02/28      44190.91                    29094.00
  1997/03/31      41265.28                    27898.53
  1997/04/30      43670.61                    29564.07
  1997/05/31      48312.48                    31363.93
  1997/06/30      49202.10                    32769.03
  1997/07/31      54839.29                    35376.46
  1997/08/31      56371.90                    33394.67
  1997/09/30      58644.39                    35223.70
  1997/10/31      50320.73                    34047.23
  1997/11/30      49439.92                    35623.28
  1997/12/31      47048.31                    36234.93
  1998/01/31      49604.38                    36635.68
  1998/02/28      55204.87                    39277.85
  1998/03/31      55402.29                    41289.27
  1998/04/30      57667.42                    41704.64
  1998/05/31      53334.58                    40987.74
  1998/06/30      57771.33                    42652.66
  1998/07/31      57927.19                    42198.41
  1998/08/31      47796.42                    36097.36
  1998/09/30      56140.02                    38409.76
  1998/10/31      60628.72                    41534.01
  1998/11/30      70188.01                    44051.38
  1998/12/31      81939.70                    46589.63
  1999/01/31      96133.16                    48538.00
  1999/02/28      85929.66                    47029.44
  1999/03/31      97203.38                    48911.09
  1999/04/30      99687.25                    50805.42
  1999/05/31      97333.97                    49605.90
  1999/06/30     111648.80                    52359.03
  1999/07/31     109639.91                    50724.38
  1999/08/31     117239.28                    50473.29
  1999/09/30     117147.44                    49089.82
  1999/10/31     131244.17                    52196.23
  1999/11/30     147051.32                    53257.37
  1999/12/31     189895.27                    56394.23
  2000/01/31     185733.25                    53560.99
  2000/02/29     244131.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 125343 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $244,131 - a 2,341.31% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Juniper Networks, Inc.          9.9

Cisco Systems, Inc.             5.2

Vignette Corp.                  4.4

Motorola, Inc.                  3.7

Broadcom Corp. Class A          3.1

Redback Networks, Inc.          3.1

Microsoft Corp.                 2.9

DoubleClick, Inc.               2.8

Cree Research, Inc.             2.7

Emulex Corp.                    2.0

                                39.8

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Computer Services & Software 27.9%           Row: 1, Col: 6, Value: 27.9
Electronics                  23.9%           Row: 1, Col: 5, Value: 23.9
Computers &
Office Equipment             18.0%           Row: 1, Col: 4, Value: 18.0
Communications Equipment     16.0%           Row: 1, Col: 3, Value: 16.0
Advertising                   3.1%           Row: 1, Col: 2, Value: 3.1
* All Others                 11.1%           Row: 1, Col: 1, Value: 11.1

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

TECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Larry Rakers)

NOTE TO SHAREHOLDERS: Larry Rakers became Portfolio Manager of
Fidelity Select Technology Portfolio on February 7, 2000.

Q. HOW DID THE FUND PERFORM, LARRY?

A. It fared quite well. For the 12-month period that ended February
29, 2000, the fund posted a total return of 184.11%. That topped the Goldman Sachs Technology Index - an index of 185 stocks designed to measure the performance of companies in the technology sector - and the Standard & Poor's 500 Index, which returned 104.99% and 11.73%, respectively.

Q. WHAT ALLOWED THE FUND TO BEAT THE GOLDMAN SACHS INDEX BY SUCH A
WIDE MARGIN DURING THE PAST 12 MONTHS?

A. Our strategy to remain underweighted in many lagging computer hardware manufacturers relative to the index worked out nicely for the fund. Not holding IBM and having considerably less Dell and Compaq than the index really helped. Many of the major players in this space were hurt by declining sales attributed to component shortages and Y2K-related shortfalls. Another key was the fund's out-of-benchmark positioning in leading communications equipment and Internet infrastructure names such as Nokia, Juniper and Redback Networks, as was its overweighting in Broadcom. Some good picks within Internet services, most notably DoubleClick, along with our exposure to communications semiconductor providers QLogic and Emulex further bolstered relative performance.

Q. HAVE YOU MADE ANY NOTABLE CHANGES SINCE TAKING OVER THE FUND?

A. No, I really haven't made many significant changes to the prevailing themes I just outlined. The basic premise behind our current positioning is the same. It remains simply a function of where we perceive the highest growth rates to be in the technology group, which hasn't changed much in recent months. On the margin, though, I did step up our exposure to optical networking - sending data or voice traffic as light signals over fiber-optic cables - an area I feel has some of the best long-term growth prospects in the sector.

Q. TECHNOLOGY TROUNCED THE BROADER MARKET OVER THE PAST 12 MONTHS.
WHAT HELPED FUEL THIS DISPARITY?

A. In short, it was relative growth rates. Investors rallied around the group's superior earnings growth potential relative to all other areas of the market, respectful of the power of the Internet to re-shape the face of the domestic economy and permanently alter the way business is transacted. The market's confidence in the sector was so strong that even markedly higher interest rates - typically a nemesis of growth stocks - couldn't tame the bullishness.

Q. WHAT OTHER HOLDINGS PROVED PARTICULARLY BENEFICIAL TO PERFORMANCE?

A. The market rewarded JDS Uniphase, a top manufacturer of optical network components, for its leadership position in the race for higher bandwidth - a measure of transmission speed and capacity to deliver data, voice and video. Exodus rose sharply on strong demand for its Web hosting services from companies looking to bring their businesses to the Internet. Having out-of-benchmark exposure to software companies that provide Internet infrastructure, such as Vignette and BroadVision, as well as Cree - a manufacturer of silicon carbide-based semiconductor devices used to make LEDs - also gave us a nice lift.

Q. WHAT WERE SOME OF THE STOCKS THAT HURT PERFORMANCE?

A. We didn't have much luck with software utility provider BMC, which was felled by slowing sales related to Y2K and a salesforce restructuring. Our stake in Electronics for Imaging - a provider of printer-related products - was equally inauspicious as its stock recoiled in response to soft earnings posted by Xerox, its largest customer. The fund's underexposure to a handful of the period's biggest winners, namely Cisco, Qualcomm, Sun Microsystems, Oracle and
Texas Instruments, also dampened relative performance.

Q. WHAT'S YOUR OUTLOOK?

A. I expect much of the same in terms of strategy in the coming months. That is, I'll likely maintain the fund's overweighting in communications equipment and Internet infrastructure at the expense of computer systems and hardware. I'll continue to be mindful of valuations and relative growth rates to help me further hone my industry positioning. With regard to security selection, I will rely heavily on my team of 20 analysts to support me in uncovering the best stocks in a rapidly changing sector.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 064

TRADING SYMBOL: FSPTX

SIZE: as of February 29, 2000, more than $7.9 billion

MANAGER: Larry Rakers, since February 2000;
manager, Fidelity Select Computers Portfolio and
Fidelity Advisor Technology Fund, since
January 2000; Fidelity Advisor Natural Resources
Fund, 1997-1999; several Fidelity Select
Portfolios, 1995-1997; joined Fidelity in 1993

TECHNOLOGY PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 92.8%

                                 SHARES                        VALUE (NOTE 1)

ADVERTISING - 3.1%

Avenue A, Inc.                    3,800                        $ 273,600

DoubleClick, Inc. (a)             2,469,500                     219,322,469

Internet Capital Group, Inc.      177,840                       18,806,580

Lifeminders.com, Inc.             183,300                       9,737,813

                                                                248,140,462

BROADCASTING - 0.1%

American Tower Corp. Class A      200,000                       9,850,000
(a)

CELLULAR - 0.9%

Leap Wireless International,      184,400                       16,169,575
Inc. (a)

QUALCOMM, Inc. (a)                374,100                       53,285,869

                                                                69,455,444

CHEMICALS & PLASTICS - 0.1%

Peak International Ltd. (a)       701,000                       8,368,188
(c)

COMMUNICATIONS EQUIPMENT -
16.0%

Ciena Corp. (a)                   80,000                        12,785,000

Cisco Systems, Inc. (a)           3,099,450                     409,708,547

Comverse Technology, Inc. (a)     792,300                       155,984,063

Ditech Communications Corp.       848,000                       92,644,000

Efficient Networks, Inc.          76,000                        12,255,000

Jabil Circuit, Inc. (a)           260,000                       18,053,750

Lucent Technologies, Inc.         2,627,205                     156,318,698

Nokia AB sponsored ADR            600,000                       118,987,500

Nortel Networks Corp.             650,000                       71,968,129

Sycamore Networks, Inc.           704,200                       104,221,600

Telefonaktiebolaget LM            1,119,500                     107,472,000
Ericsson sponsored ADR

                                                                1,260,398,287

COMPUTER SERVICES & SOFTWARE
- 27.9%

Adobe Systems, Inc.               81,400                        8,302,800

Amdocs Ltd. (a)                   100,000                       7,418,750

America Online, Inc. (a)          600,000                       35,400,000

Ariba, Inc.                       102,200                       27,031,900

Art Technology Group, Inc.        150,000                       21,675,000

Automatic Data Processing,        100,400                       4,373,675
Inc.

BEA Systems, Inc. (a)             225,000                       28,476,563

BMC Software, Inc. (a)            500,000                       23,000,000

BroadVision, Inc. (a)             283,300                       71,550,956

Cadence Design Systems, Inc.      725,000                       14,454,688
(a)

Ceridian Corp. (a)                200,000                       3,962,500

Citrix Systems, Inc. (a)          597,200                       62,967,275

CMGI, Inc. (a)                    700,000                       90,693,750

Commerce One, Inc.                125,000                       26,109,375

Computer Associates               550,000                       35,371,875
International, Inc.

Concentric Network Corp. (a)      125,000                       6,703,125

Critical Path, Inc.               290,000                       24,976,250



                                 SHARES                        VALUE (NOTE 1)

Digex, Inc. Class A               112,700                      $ 18,257,400

DigitalThink, Inc.                5,900                         240,425

DSET Corp. (a)                    500,000                       12,500,000

DST Systems, Inc. (a)             200,000                       11,225,000

Electronics for Imaging, Inc.     413,900                       24,575,313
(a)

Engage Technologies, Inc.         120,800                       17,516,000

Entrust Technologies, Inc. (a)    65,000                        5,736,250

Exodus Communications, Inc.       900,880                       128,262,790
(a)

Hotel Reservations Network,       1,600                         41,600
Inc.

Intuit, Inc. (a)                  500,000                       26,250,000

Kana Communications, Inc.         394,200                       56,173,500

Keynote Systems, Inc.             60,000                        9,825,000

Liberate Technologies             129,600                       13,203,000

MatrixOne, Inc.                   3,800                         95,000

Metasolv Software, Inc.           502,400                       44,274,000

Micromuse, Inc. (a)               200,000                       28,362,500

Microsoft Corp. (a)               2,532,080                     226,304,650

Net.Genesis Corp.                 2,300                         130,669

New Era of Networks, Inc. (a)     200,000                       18,325,000

Niku Corp.                        7,200                         496,800

Novell, Inc. (a)                  475,000                       15,704,688

Onvia.com, Inc.                   10,800                        226,800

Oracle Corp. (a)                  550,000                       40,837,500

pcOrder.com, Inc.                 204,600                       5,421,900

Phone.com, Inc.                   300,000                       41,887,500

Priceline.com, Inc.               500,000                       27,968,750

Proxicom, Inc.                    681,000                       28,516,875

Redback Networks, Inc.            813,700                       242,889,450

SalesLogix Corp.                  147,900                       4,122,713

Silknet Software, Inc.            500,000                       112,031,250

Software.com, Inc.                394,600                       37,980,250

Technology Solutions, Inc.        300,000                       2,175,000

Unisys Corp. (a)                  1,200,000                     35,925,000

VeriSign, Inc. (a)                140,000                       35,420,000

VERITAS Software Corp. (a)        450,000                       89,043,750

Vignette Corp.                    1,513,560                     348,875,580

WorldGate Communications,         200,000                       6,900,000
Inc.

                                                                2,210,190,385

COMPUTERS & OFFICE EQUIPMENT
- 18.0%

Advanced Digital Information      75,000                        6,796,875
Corp. (a)

Alteon Websystems, Inc.           533,600                       47,890,600

CacheFlow, Inc.                   177,500                       21,610,625

Compaq Computer Corp.             2,100,000                     52,237,500

Dell Computer Corp. (a)           877,900                       35,829,294

EMC Corp. (a)                     1,008,000                     119,952,000

Emulex Corp. (a)                  1,000,000                     160,000,000

Gateway, Inc. (a)                 525,000                       36,093,750

Hewlett-Packard Co.               300,000                       40,350,000

Juniper Networks, Inc.            2,856,200                     783,491,355

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Lexmark International Group,      75,000                       $ 8,943,750
Inc.  Class A (a)

Safeguard Scientifics, Inc.       53,200                        9,306,675
(a)

SanDisk Corp. (a)                 683,800                       60,858,200

Sun Microsystems, Inc. (a)        500,000                       47,625,000

                                                                1,430,985,624

ELECTRONIC INSTRUMENTS - 1.3%

Agilent Technologies, Inc.        22,800                        2,364,075

Credence Systems Corp. (a)        95,500                        12,725,375

KLA-Tencor Corp. (a)              500,000                       38,968,750

NetOptix Corp. (a)                87,200                        14,262,650

Sawtek, Inc. (a)                  205,000                       9,840,000

Teradyne, Inc. (a)                250,000                       21,750,000

                                                                99,910,850

ELECTRONICS - 23.9%

Altera Corp. (a)                  1,003,000                     79,989,250

Applied Micro Circuits Corp.      90,000                        24,755,625
(a)

Atmel Corp. (a)                   600,000                       29,700,000

AVX Corp.                         344,100                       21,850,350

Broadcom Corp. Class A (a)        1,253,800                     247,468,775

Brocade Communications            358,700                       103,709,138
Systems, Inc.

Cree Research, Inc. (a)           1,141,330                     214,427,374

E Tek Dynamics, Inc. (a)          95,000                        25,958,750

Flextronics International         610,100                       37,139,838
Ltd. (a)

GlobeSpan, Inc.                   773,400                       58,391,700

JDS Uniphase Corp. (a)            588,696                       155,194,983

KEMET Corp. (a)                   1,052,800                     64,681,400

LSI Logic Corp. (a)               200,000                       12,812,500

Methode Electronics, Inc.         126,600                       7,358,625
Class A

Micron Technology, Inc. (a)       206,400                       20,240,100

Motorola, Inc.                    1,704,200                     290,566,100

National Semiconductor Corp.      12,800                        961,600
(a)

PMC-Sierra, Inc. (a)              470,000                       90,739,375

QLogic Corp. (a)                  910,800                       142,084,800

RF Micro Devices, Inc. (a)        100,000                       13,831,250

Semtech Corp. (a)                 181,400                       11,337,500

Silicon Storage Technology,       1,058,900                     66,843,063
Inc. (a)

Solectron Corp. (a)               132,000                       8,646,000

STMicroelectronics NV             50,000                        10,000,000

Texas Instruments, Inc.           800,000                       133,200,000

Vitesse Semiconductor Corp.       200,000                       20,762,500
(a)

                                                                1,892,650,596

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

PRI Automation, Inc. (a)          100,000                       7,987,500



                                 SHARES                        VALUE (NOTE 1)

PACKAGING & CONTAINERS - 0.9%

Corning, Inc.                     395,000                      $ 74,260,000

PRINTING - 0.0%

Deluxe Corp.                      84,600                        1,982,813

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

ShopNow.com, Inc.                 235,000                       3,290,000

SERVICES - 0.4%

Diamond Technology Partners,      300,000                       20,512,500
Inc. Class A (a)

eLoyalty Corp.                    300,000                       9,168,750

Per-Se Technologies, Inc.         3,258                         0
warrants 7/8/03 (a)

                                                                29,681,250

TOTAL COMMON STOCKS                                             7,347,151,399
(Cost $3,927,016,632)

CASH EQUIVALENTS - 13.8%



Central Cash Collateral Fund,     546,679,900                   546,679,900
5.75% (b)

Taxable Central Cash Fund,        549,013,771                   549,013,771
5.66% (b)

TOTAL CASH EQUIVALENTS                                          1,095,693,671
(Cost $1,095,693,671)

TOTAL INVESTMENT PORTFOLIO -                                    8,442,845,070
106.6%
(Cost $5,022,710,303)

NET OTHER ASSETS - (6.6)%                                       (522,894,226)

NET ASSETS - 100%                                              $ 7,919,950,844

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $8,170,003,398 and $5,981,941,034, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $325,672 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $583,764,400. The fund received cash collateral of $546,679,900 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $5,390,000. The weighted average interest rate was 5.41%.

Transactions during the period with companies which are or were affiliates are as follows:


                            PURCHASE      SALES         DIVIDEND      VALUE
AFFILIATE                   COST          COST          INCOME
Peak International Ltd.     $ 287,950     $ -           $ -           $ 8,368,188
Photon Dynamics, Inc.         8,098,253     9,062,047     -             -
TOTALS                      $ 8,386,203   $ 9,062,047   $ -           $ 8,368,188


INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $5,053,542,426. Net unrealized appreciation aggregated $3,389,302,644, of which $3,501,136,552 related to appreciated investment securities and $111,833,908 related to depreciated investment securities.

The fund hereby designates approximately $90,902,000 as a capital gain dividend for the purpose of the dividend paid deduction.

TECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 8,442,845,070
value  (cost $5,022,710,303)
-  See accompanying schedule

Receivable for investments                    56,647,471
sold

Receivable for fund shares                    73,456,906
sold

Dividends receivable                          70,846

Interest receivable                           2,314,152

Redemption fees receivable                    17,402

Other receivables                             563,594

 TOTAL ASSETS                                 8,575,915,441

LIABILITIES

Payable for investments        $ 85,466,300
purchased

Payable for fund shares         18,060,760
redeemed

Accrued management fee          3,229,633

Other payables and  accrued     2,528,004
expenses

Collateral on securities        546,679,900
loaned,  at value

 TOTAL LIABILITIES                            655,964,597

NET ASSETS                                   $ 7,919,950,844

Net Assets consist of:

Paid in capital                              $ 4,058,365,160

Accumulated undistributed                     441,461,445
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   3,420,124,239
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 40,423,494                   $ 7,919,950,844
shares outstanding

NET ASSET VALUE and                           $195.92
redemption price per share
($7,919,950,844 (divided by)
40,423,494 shares)

Maximum offering price per                    $201.98
share (100/97.00 of $195.92)

STATEMENT OF OPERATIONS
                                YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                                $ 2,442,938
Dividends

Special dividend from                             1,823,201
Koninklijke Philips
Electronics NV ADR

Interest                                          14,122,929

Security lending                                  2,166,600

 TOTAL INCOME                                     20,555,668

EXPENSES

Management fee                   $ 17,262,679

Transfer agent fees               11,024,073

Accounting and security           1,346,527
lending fees

Non-interested trustees'          10,998
compensation

Custodian fees and expenses       90,670

Registration fees                 1,264,429

Audit                             81,937

Legal                             10,926

Interest                          810

Miscellaneous                     3,285

 Total expenses before            31,096,334
reductions

 Expense reductions               (476,148)       30,620,186

NET INVESTMENT INCOME (LOSS)                      (10,064,518)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            770,123,117
(including   realized gain
(loss) of   $9,351,657 on
sales of   investments in
affiliated issuers)

 Foreign currency transactions    (59,518)        770,063,599

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,216,739,244

 Assets and liabilities in        (10,528)        3,216,728,716
foreign currencies

NET GAIN (LOSS)                                   3,986,792,315

NET INCREASE (DECREASE) IN                       $ 3,976,727,797
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 37,877,519
charges paid to FDC

 Sales charges - Retained by                     $ 37,853,864
FDC

 Deferred sales charges                          $ 32,154
withheld   by FDC

 Exchange fees withheld by FSC                   $ 79,157

 Expense reductions                              $ 451,275
  Directed brokerage
arrangements

  Custodian credits                               10,606

  Transfer agent credits                          14,267

                                                 $ 476,148

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (10,064,518)                $ (4,097,480)
income (loss)

 Net realized gain (loss)         770,063,599                   215,485,901

 Change in net unrealized         3,216,728,716                 122,793,603
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       3,976,727,797                 334,182,024
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (459,113,578)                 -
from net realized gains

Share transactions Net            4,214,973,000                 1,006,339,152
proceeds from sales of shares

 Reinvestment of distributions    444,041,082                   -

 Cost of shares redeemed          (1,626,839,777)               (666,801,634)

 NET INCREASE (DECREASE) IN       3,032,174,305                 339,537,518
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  3,014,809                     1,503,543

  TOTAL INCREASE (DECREASE)       6,552,803,333                 675,223,085
IN NET ASSETS

NET ASSETS

 Beginning of period              1,367,147,511                 691,924,426

 End of period                   $ 7,919,950,844               $ 1,367,147,511

OTHER INFORMATION
Shares

 Sold                             33,612,582                    14,223,107

 Issued in reinvestment of        4,064,032                     -
distributions

 Redeemed                         (13,784,852)                  (10,714,156)

 Net increase (decrease)          23,891,762                    3,508,951


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F       1999         1998       1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 82.70      $ 53.13      $ 57.70    $ 54.67    $ 42.05
period

Income from Investment
Operations

Net investment income (loss) C    (.40) D      (.34)        (.25)      (.39)      (.28)

Net realized and unrealized       133.30       29.79        11.29      6.95       20.83
gain (loss)

Total from investment             132.90       29.45        11.04      6.56       20.55
operations

Less Distributions

From net realized gain            (19.80)      -            (12.39)    (3.68)     (8.05)

In excess of net realized gain    -            -            (3.30)     -          -

Total distributions               (19.80)      -            (15.69)    (3.68)     (8.05)

Redemption fees added to paid     .12          .12          .08        .15        .12
in capital

Net asset value, end of period   $ 195.92     $ 82.70      $ 53.13    $ 57.70    $ 54.67

TOTAL RETURN A, B                 184.11%      55.66%       24.92%     12.64%     50.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,919,951  $ 1,367,148  $ 691,924  $ 478,444  $ 483,026
(000 omitted)

Ratio of expenses to average      1.05%        1.24%        1.38%      1.49%      1.40%
net assets

Ratio of expenses to average      1.04% E      1.20% E      1.30% E    1.44% E    1.39% E
net assets after expense
reductions

Ratio of net investment           (.34)%       (.54)%       (.45)%     (.72)%     (.52)%
income to average net assets

Portfolio turnover rate           210%         339%         556%       549%       112%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
FROM KONINKLIJKE PHILIPS ELECTRONICS NV ADR WHICH
AMOUNTED TO $.07 PER SHARE
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29



NATURAL GAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
2000

SELECT NATURAL GAS                44.70%       81.78%        65.97%

SELECT NATURAL GAS (LOAD ADJ.)    40.28%       76.25%        60.92%

S&P 500                           11.73%       206.94%       255.64%

GS Utilities                      19.78%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 150 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
2000

SELECT NATURAL GAS               44.70%       12.70%        7.66%

SELECT NATURAL GAS  (LOAD ADJ.)  40.28%       12.00%        7.18%

S&P 500                          11.73%       25.14%        20.31%

GS Utilities                     19.78%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             NATURAL GAS                 S&P 500
             00513                       SP001
  1993/04/21       9700.00                    10000.00
  1993/04/30       9515.70                     9926.17
  1993/05/31       9670.90                    10192.20
  1993/06/30       9952.20                    10221.75
  1993/07/31       9913.40                    10180.87
  1993/08/31      10767.00                    10566.72
  1993/09/30      10582.70                    10485.36
  1993/10/31      10010.40                    10702.40
  1993/11/30       9156.80                    10600.73
  1993/12/31       9209.91                    10729.00
  1994/01/31       9672.37                    11093.79
  1994/02/28       9327.98                    10793.14
  1994/03/31       8993.44                    10322.56
  1994/04/30       9692.05                    10454.69
  1994/05/31       9613.33                    10626.15
  1994/06/30       9662.53                    10365.81
  1994/07/31       9603.49                    10705.81
  1994/08/31       9288.63                    11144.75
  1994/09/30       9229.59                    10871.70
  1994/10/31       9554.30                    11116.31
  1994/11/30       8717.93                    10711.46
  1994/12/31       8580.06                    10870.31
  1995/01/31       8313.78                    11152.17
  1995/02/28       8856.20                    11586.77
  1995/03/31       9378.89                    11928.70
  1995/04/30       9536.79                    12280.00
  1995/05/31       9902.07                    12770.83
  1995/06/30       9665.13                    13067.50
  1995/07/31       9665.13                    13500.82
  1995/08/31       9951.43                    13534.70
  1995/09/30      10237.73                    14105.87
  1995/10/31       9793.47                    14055.51
  1995/11/30      10632.63                    14672.55
  1995/12/31      11187.09                    14955.14
  1996/01/31      11236.63                    15464.21
  1996/02/29      11256.45                    15607.57
  1996/03/31      11761.80                    15757.87
  1996/04/30      12587.74                    15990.14
  1996/05/31      12687.64                    16402.52
  1996/06/30      13356.99                    16465.02
  1996/07/31      12397.92                    15737.59
  1996/08/31      12867.47                    16069.50
  1996/09/30      13406.94                    16973.89
  1996/10/31      14376.00                    17442.03
  1996/11/30      15195.20                    18760.47
  1996/12/31      15026.99                    18388.83
  1997/01/31      14794.09                    19537.76
  1997/02/28      12657.51                    19690.94
  1997/03/31      12617.00                    18881.84
  1997/04/30      12431.17                    20009.08
  1997/05/31      13607.66                    21227.24
  1997/06/30      13097.50                    22178.22
  1997/07/31      13670.13                    23942.94
  1997/08/31      14721.67                    22601.65
  1997/09/30      15252.65                    23839.55
  1997/10/31      14825.79                    23043.31
  1997/11/30      13826.30                    24109.98
  1997/12/31      13815.88                    24523.95
  1998/01/31      13107.91                    24795.18
  1998/02/28      13763.83                    26583.41
  1998/03/31      14430.16                    27944.75
  1998/04/30      14825.79                    28225.87
  1998/05/31      14003.29                    27740.67
  1998/06/30      13930.41                    28867.50
  1998/07/31      12743.51                    28560.06
  1998/08/31      10432.19                    24430.84
  1998/09/30      12691.46                    25995.88
  1998/10/31      12951.74                    28110.39
  1998/11/30      12066.77                    29814.16
  1998/12/31      12102.93                    31532.05
  1999/01/31      11251.94                    32850.72
  1999/02/28      11125.87                    31829.72
  1999/03/31      12974.93                    33103.23
  1999/04/30      15050.95                    34385.32
  1999/05/31      15019.20                    33573.48
  1999/06/30      15548.42                    35436.81
  1999/07/31      16278.74                    34330.47
  1999/08/31      16628.02                    34160.54
  1999/09/30      16014.13                    33224.19
  1999/10/31      15717.77                    35326.62
  1999/11/30      14892.19                    36044.81
  1999/12/31      15273.22                    38167.85
  2000/01/31      15770.69                    36250.30
  2000/02/29      16092.00                    35564.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 114846 R00000000000086

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $16,092 - a 60.92% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,564 - a 255.64% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Williams Companies, Inc.        7.4

The Coastal Corp.               6.7

Enron Corp.                     4.7

Burlington Resources, Inc.      4.1

BP Amoco PLC sponsored ADR      4.0

Vastar Resources, Inc.          3.8

Dynegy, Inc.                    3.6

Kinder Morgan, Inc.             3.6

Calpine Corp.                   3.0

AES Corp.                       2.9

                                43.8

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Oil & Gas                  46.8%           Row: 1, Col: 6, Value: 46.8
Gas                        32.7%           Row: 1, Col: 5, Value: 32.7
Electric Utility            8.2%           Row: 1, Col: 4, Value: 8.199999999999999
Energy Services             7.3%           Row: 1, Col: 3, Value: 7.3
Autos, Tires, & Accessories 0.9%           Row: 1, Col: 2, Value: 0.9
*All Others                 4.1%           Row: 1, Col: 1, Value: 4.1


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

NATURAL GAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christian Zann)

Christian Zann,
Portfolio Manager
of Fidelity Select
Natural Gas Portfolio

Q. HOW DID THE FUND PERFORM, CHRISTIAN?

A. It did well. For the 12 months that ended February 29, 2000, the fund returned 44.70%, outpacing the 19.78% return of the Goldman Sachs Utilities Index, an index of 150 stocks designed to measure the performance of companies in the utilities sector. The fund also beat the Standard & Poor's 500 Index, which returned 11.73% during the same period.

Q. WHY DID THE FUND OUTPERFORM ITS INDEXES?

A. Strength in natural gas and oil prices was a key factor influencing the fund's performance. At the beginning of the period, the gas market experienced tight supplies due to decreased drilling activity resulting from previously depressed gas prices. Despite a third consecutive warm winter toward the end of the period, demand was strong enough and supplies remained tight enough to keep prices firm. Oil prices were supported by lower production quotas implemented by the Organization of Petroleum Exporting Countries (OPEC). Lower production from OPEC also coincided with increased demand because of economic recovery in Asia and continued prosperity in the U.S. and Europe. In this environment, the fund's overweighting of gas and oil exploration and production (E&P) stocks was beneficial. Furthermore, the Goldman Sachs index has a heavier exposure to gas and electric utilities, which typically underperform when interest rates rise sharply, as they did during the period. Higher rates also were a limiting factor for the broadly based S&P 500, which includes stocks from a wide variety of sectors.

Q. WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

A. An overweighting in independent power producers (IPPs) was a positive influence. A relatively new category of company made possible by the deregulation of the utility industry, IPPs compete with traditional electric and gas utilities. Many IPPs built gas-fired power plants in places where there were power shortages and were well-positioned to reap the benefits.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Enron, which topped the list of the fund's strongest stocks six months ago, occupied the same position at the end of the period. Investors approved of the company's move to add bandwidth trading to its already profitable gas and electric power trading operations. Calpine, an IPP, was originally valued like a traditional utility. However, as earnings estimates for the company were repeatedly revised sharply upward, investors flocked to the stock, causing it to more than quadruple during the period. Vastar outperformed due to its exposure to gas and deep water drilling in the Gulf of Mexico. Penn West, a heavy oil producer, benefited from increased demand for heavy oil as a substitute for light oil.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Burlington Resources - mainly a gas E&P company - was one of the fund's most disappointing holdings. A lack of deep-water drilling success prompted investors to seek other alternatives. I held on to the stock because I was confident about continued strength in gas prices and the company's re-focus on on-shore drilling. Another gas holding, EOG Resources, also suffered from disappointing production growth. Entergy and CMS Energy reflected the negative influence of increased competition and higher interest rates on electric utilities.

Q. WHAT'S YOUR OUTLOOK, CHRISTIAN?

A. Year-over-year comparisons reveal that natural gas supplies are declining. Although the number of drilling rigs has increased significantly in the past year or so, indicating more exploration, production from existing wells is declining faster than before. Consequently, more new sources must be found just to keep production stable. Furthermore, a number of new power generation projects coming on line later in 2000 are gas-fired, which will add to demand. In the oil market, assuming an increase in production from OPEC in 2000, we may see short-term softness in crude oil prices. However, historically low inventories and firm demand should help offset the effects of any production increases over the next 12 months. Most companies with oil exposure can do reasonably well in that type of environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: April 21, 1993

FUND NUMBER: 513

TRADING SYMBOL: FSNGX

SIZE: as of February 29, 2000, more than $53 million

MANAGER: Christian Zann, since August 1999;
analyst, oil and natural gas companies, since
1999; analyst, retail and consumer products
companies, 1996-1999; joined Fidelity in
1996

NATURAL GAS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.9%

                                 SHARES                    VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.9%

Barrett Resources Corp. (a)       16,200                   $ 471,825

ELECTRIC UTILITY - 8.2%

AES Corp. (a)                     18,500                    1,550,531

Calpine Corp. (a)                 17,900                    1,637,850

CMS Energy Corp.                  12,400                    207,700

Entergy Corp.                     31,800                    643,950

Independent Energy Holdings       7,600                     380,475
PLC sponsored ADR (a)

                                                            4,420,506

ENERGY SERVICES - 7.3%

ENSCO International, Inc.         15,000                    453,750

Ensign Resource Service           200                       5,070
Group, Inc.

Halliburton Co.                   10,200                    389,513

Marine Drilling Companies,        13,900                    317,094
Inc. (a)

Nabors Industries, Inc. (a)       36,777                    1,319,375

Noble Drilling Corp. (a)          40,100                    1,443,600

Oceaneering International,        200                       3,800
Inc. (a)

Precision Drilling Corp.          100                       2,863
Class A (a)

                                                            3,935,065

GAS - 32.7%

Atmos Energy Corp.                20,201                    345,942

Cascade Natural Gas Corp.         37,200                    537,075

Columbia Energy Group             15,100                    890,900

Dynegy, Inc. Class A              41,541                    1,947,234

El Paso Energy Corp.              40,100                    1,486,206

Enbridge, Inc.                    40,900                    747,689

Energen Corp.                     21,200                    344,500

Enron Corp.                       37,000                    2,553,000

Equitable Resources, Inc.         30,100                    1,136,275

Kinder Morgan, Inc.               69,500                    1,937,313

National Fuel Gas Co.             14,000                    573,125

New Jersey Resources Corp.        9,300                     345,263

Northwest Natural Gas Co.         13,700                    267,150

ONEOK, Inc.                       6,500                     147,469

SEMCO Energy, Inc.                13,600                    163,200

Westcoast Energy, Inc.            16,700                    241,929

Williams Companies, Inc.          95,560                    3,995,599

                                                            17,659,869

OIL & GAS - 46.8%

Alberta Energy Co. Ltd.           37,167                    1,010,196

Anadarko Petroleum Corp.          44,650                    1,372,988

Anderson Exploration Ltd. (a)     38,500                    464,783

Apache Corp.                      39,725                    1,449,963



                                 SHARES                    VALUE (NOTE 1)

Atlantic Richfield Co.            4,600                    $ 326,600

Baytex Energy Ltd. (a)            7,700                     50,462

Bonavista Petroleum Ltd. (a)      3,300                     43,253

BP Amoco PLC sponsored ADR        46,438                    2,182,586

Burlington Resources, Inc.        79,972                    2,209,227

Cabot Oil & Gas Corp. Class A     10,300                    162,869

Canada Occidental Petroleum       24,500                    454,643
Ltd.

Canadian Hunter Exploration       13,700                    216,425
Ltd. (a)

Canadian Natural Resources        49,400                    1,056,429
Ltd. (a)

Comstock Resources, Inc. (a)      60,700                    254,181

Encal Energy Ltd. (a)             24,100                    100,583

EOG Resources, Inc.               60,300                    919,575

Forest Oil Corp. (a)              23,100                    189,131

Kerr-McGee Corp.                  8,012                     358,537

Louis Dreyfus Natural Gas         4,700                     96,938
Corp. (a)

Newfield Exploration Co. (a)      11,400                    353,400

Noble Affiliates, Inc.            15,400                    346,500

Nuevo Energy Co. (a)              5,600                     99,400

Ocean Energy, Inc. (a)            57,200                    611,325

Paramount Resources Ltd.          35,700                    331,240

Penn West Petroleum Ltd. (a)      26,200                    534,989

Pioneer Natural Resources Co.     50,000                    415,625

Prima Energy Corp. (a)            19,800                    402,188

Remington Oil & Gas Corp. (a)     400                       1,275

Rio Alto Exploration Ltd. (a)     79,300                    1,203,504

Santa Fe Snyder Corp. (a)         172,015                   1,290,113

Talisman Energy, Inc. (a)         23,700                    613,100

The Coastal Corp.                 85,770                    3,607,701

Ulster Petroleums Ltd. (a)        12,000                    56,291

Union Pacific Resources           34,400                    307,450
Group, Inc.

Unocal Corp.                      4,600                     123,050

Vastar Resources, Inc.            38,700                    2,053,519

Western Gas Resources, Inc.       1                         14

Wiser Oil Co. (a)                 3,900                     10,238

                                                            25,280,291

TOTAL COMMON STOCKS                                         51,767,556
(Cost $43,462,500)

CASH EQUIVALENTS - 5.4%



Taxable Central Cash Fund,        2,885,433                 2,885,433
5.66% (b) (Cost $2,885,433)

TOTAL INVESTMENT PORTFOLIO -                                54,652,989
101.3%
(Cost $46,347,933)

NET OTHER ASSETS - (1.3)%                                   (676,609)

NET ASSETS - 100%                                         $ 53,976,380

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $47,328,321 and $46,577,003, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,100 for the period.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America    82.1%

Canada                      13.2

United Kingdom                4.7

                            100.0%

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $46,489,213. Net unrealized appreciation aggregated $8,163,776, of which $12,786,848 related to appreciated investment securities and $4,623,072 related to depreciated investment securities.

The fund hereby designates approximately $51,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

NATURAL GAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 29, 2000

ASSETS

Investment in securities, at                $ 54,652,989
value  (cost $46,347,933) -
See accompanying schedule

Receivable for investments                   549,462
sold

Receivable for fund shares                   208,808
sold

Dividends receivable                         68,961

Interest receivable                          16,691

Redemption fees receivable                   383

Other receivables                            2,934

 TOTAL ASSETS                                55,500,228

LIABILITIES

Payable for fund shares        $ 1,457,872
redeemed

Accrued management fee          26,576

Other payables and  accrued     39,400
expenses

 TOTAL LIABILITIES                           1,523,848

NET ASSETS                                  $ 53,976,380

Net Assets consist of:

Paid in capital                             $ 45,471,023

Undistributed net investment                 9,147
income

Accumulated undistributed net                191,173
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  8,305,037
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,547,816                   $ 53,976,380
shares outstanding

NET ASSET VALUE and                          $15.21
redemption price per share
($53,976,380 (divided by)
3,547,816 shares)

Maximum offering price per                   $15.68
share (100/97.00 of $15.21)

STATEMENT OF OPERATIONS
                           YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                             $ 672,452
Dividends

Interest                                       153,750

Security lending                               4,880

 TOTAL INCOME                                  831,082

EXPENSES

Management fee                   $ 339,370

Transfer agent fees               369,977

Accounting and security           60,428
lending fees

Non-interested trustees'          165
compensation

Custodian fees and expenses       14,986

Registration fees                 34,869

Audit                             12,165

Legal                             189

 Total expenses before            832,149
reductions

 Expense reductions               (20,816)     811,333

NET INVESTMENT INCOME                          19,749

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,626,698

 Foreign currency transactions    254          5,626,952

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            10,320,745

 Assets and liabilities in        40           10,320,785
foreign currencies

NET GAIN (LOSS)                                15,947,737

NET INCREASE (DECREASE) IN                    $ 15,967,486
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 189,442
charges paid to FDC

 Sales charges - Retained by                  $ 189,442
FDC

 Deferred sales charges                       $ 1,450
withheld   by FDC

 Exchange fees withheld by FSC                $ 6,528

 Expense reductions                           $ 20,816
  Directed brokerage
arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 19,749                      $ 479,288
income

 Net realized gain (loss)         5,626,952                     (5,303,326)

 Change in net unrealized         10,320,785                    (4,576,943)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       15,967,486                    (9,400,981)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (330,540)                     (375,571)
From net investment income

Share transactions Net            78,842,639                    47,858,222
proceeds from sales of shares

 Reinvestment of distributions    314,409                       356,687

 Cost of shares redeemed          (77,779,879)                  (61,599,489)

 NET INCREASE (DECREASE) IN       1,377,169                     (13,384,580)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  133,839                       123,693

  TOTAL INCREASE (DECREASE)       17,147,954                    (23,037,439)
IN NET ASSETS

NET ASSETS

 Beginning of period              36,828,426                    59,865,865

 End of period (including        $ 53,976,380                  $ 36,828,426
undistributed net investment
income of $9,147 and
$319,683, respectively)

OTHER INFORMATION
Shares

 Sold                             5,386,067                     3,845,626

 Issued in reinvestment of        26,049                        32,426
distributions

 Redeemed                         (5,342,363)                   (4,929,086)

 Net increase (decrease)          69,753                        (1,051,034)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F    1999       1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.59   $ 13.22    $ 12.50   $ 11.36   $ 8.98
period

Income from Investment
Operations

Net investment income (loss) C    .00       .12 D      (.05)     (.06)     .05

Net realized and unrealized       4.68      (2.68)     1.06      1.30      2.36
gain (loss)

Total from investment             4.68      (2.56)     1.01      1.24      2.41
operations

Less Distributions

 From net investment income       (.09)     (.10)      -         (.01)     (.05)

From net realized gain            -         -          (.30)     (.29)     -

In excess of net realized gain    -         -          (.03)     -         -

Total distributions               (.09)     (.10)      (.33)     (.30)     (.05)

Redemption fees added to paid     .03       .03        .04       .20       .02
in capital

Net asset value, end of period   $ 15.21   $ 10.59    $ 13.22   $ 12.50   $ 11.36

TOTAL RETURN A, B                 44.70%    (19.17)%   8.74%     12.45%    27.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 53,976  $ 36,828   $ 59,866  $ 81,566  $ 60,228
(000 omitted)

Ratio of expenses to average      1.42%     1.57%      1.82%     1.70%     1.68%
net assets

Ratio of expenses to average      1.39% E   1.52% E    1.78% E   1.66% E   1.67% E
net assets after expense
reductions

Ratio of net investment           .03%      .93%       (.37)%    (.46)%    .46%
income (loss) to average net
assets

Portfolio turnover rate           85%       107%       118%      283%      79%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.10 PER SHARE
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29


TELECOMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT TELECOMMUNICATIONS     84.89%       349.17%       783.06%

SELECT TELECOMMUNICATIONS     79.27%       335.62%       756.50%
(LOAD ADJ.)

S&P 500                       11.73%       206.94%       425.47%

GS Utilities                  19.78%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 150 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT TELECOMMUNICATIONS   84.89%       35.05%        24.34%

SELECT TELECOMMUNICATIONS   79.27%       34.22%        23.96%
(LOAD ADJ.)

S&P 500                     11.73%       25.14%        18.05%

GS Utilities                19.78%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             TELECOMMUNICATIONS          S&P 500
             00096                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9925.58                    10265.00
  1990/04/30       9341.49                    10008.38
  1990/05/31      10324.38                    10984.19
  1990/06/30      10118.94                    10909.50
  1990/07/31       9655.69                    10874.59
  1990/08/31       8531.81                     9891.53
  1990/09/30       7979.94                     9409.81
  1990/10/31       8257.89                     9369.35
  1990/11/30       8729.19                     9974.61
  1990/12/31       9129.96                    10252.90
  1991/01/31       9454.42                    10699.92
  1991/02/28       9770.66                    11464.97
  1991/03/31      10045.83                    11742.42
  1991/04/30      10259.40                    11770.60
  1991/05/31      10366.18                    12279.09
  1991/06/30       9934.94                    11716.71
  1991/07/31      10497.61                    12262.71
  1991/08/31      10809.74                    12553.34
  1991/09/30      10949.38                    12343.69
  1991/10/31      11380.62                    12509.10
  1991/11/30      10945.27                    12004.98
  1991/12/31      11946.71                    13378.35
  1992/01/31      11963.31                    13129.52
  1992/02/29      12112.70                    13300.20
  1992/03/31      11685.29                    13040.85
  1992/04/30      12125.14                    13424.25
  1992/05/31      11984.06                    13490.03
  1992/06/30      11705.74                    13289.02
  1992/07/31      12333.87                    13832.55
  1992/08/31      12188.28                    13548.98
  1992/09/30      12425.39                    13708.86
  1992/10/31      12550.18                    13756.84
  1992/11/30      13203.27                    14225.94
  1992/12/31      13776.72                    14400.92
  1993/01/31      13734.34                    14521.89
  1993/02/28      14488.65                    14719.39
  1993/03/31      15081.93                    15029.97
  1993/04/30      15113.75                    14666.24
  1993/05/31      15722.12                    15059.30
  1993/06/30      16400.02                    15102.97
  1993/07/31      16878.03                    15042.56
  1993/08/31      18151.27                    15612.67
  1993/09/30      18412.00                    15492.45
  1993/10/31      18942.16                    15813.15
  1993/11/30      17390.80                    15662.92
  1993/12/31      17870.56                    15852.44
  1994/01/31      18232.35                    16391.43
  1994/02/28      17661.10                    15947.22
  1994/03/31      17108.89                    15251.92
  1994/04/30      17414.27                    15447.15
  1994/05/31      17312.00                    15700.48
  1994/06/30      17297.39                    15315.82
  1994/07/31      18256.73                    15818.18
  1994/08/31      18787.54                    16466.72
  1994/09/30      18568.40                    16063.29
  1994/10/31      19454.69                    16424.71
  1994/11/30      18422.31                    15826.52
  1994/12/31      18642.41                    16061.23
  1995/01/31      18901.06                    16477.70
  1995/02/28      19070.17                    17119.83
  1995/03/31      19308.92                    17625.04
  1995/04/30      19909.05                    18144.10
  1995/05/31      20452.48                    18869.32
  1995/06/30      21437.78                    19307.65
  1995/07/31      22798.91                    19947.89
  1995/08/31      23474.39                    19997.96
  1995/09/30      24246.38                    20841.88
  1995/10/31      23230.61                    20767.47
  1995/11/30      23743.57                    21679.16
  1995/12/31      24171.02                    22096.70
  1996/01/31      24342.11                    22848.87
  1996/02/29      23989.25                    23060.68
  1996/03/31      23876.97                    23282.76
  1996/04/30      24991.75                    23625.95
  1996/05/31      25546.35                    24235.26
  1996/06/30      25806.32                    24327.60
  1996/07/31      23853.66                    23252.80
  1996/08/31      24350.49                    23743.20
  1996/09/30      25066.85                    25079.47
  1996/10/31      24570.02                    25771.16
  1996/11/30      25315.27                    27719.21
  1996/12/31      25476.18                    27170.09
  1997/01/31      25649.49                    28867.68
  1997/02/28      25872.31                    29094.00
  1997/03/31      23693.59                    27898.53
  1997/04/30      24434.87                    29564.07
  1997/05/31      27912.85                    31363.93
  1997/06/30      29451.55                    32769.03
  1997/07/31      30049.23                    35376.46
  1997/08/31      28580.47                    33394.67
  1997/09/30      32287.35                    35223.70
  1997/10/31      31505.28                    34047.23
  1997/11/30      32808.73                    35623.28
  1997/12/31      32056.14                    36234.93
  1998/01/31      34755.31                    36635.68
  1998/02/28      37909.07                    39277.85
  1998/03/31      41283.03                    41289.27
  1998/04/30      41120.35                    41704.64
  1998/05/31      39364.95                    40987.74
  1998/06/30      40871.67                    42652.66
  1998/07/31      42188.23                    42198.41
  1998/08/31      32548.13                    36097.36
  1998/09/30      34596.10                    38409.76
  1998/10/31      37075.61                    41534.01
  1998/11/30      39189.41                    44051.38
  1998/12/31      45212.14                    46589.63
  1999/01/31      48957.35                    48538.00
  1999/02/28      46328.22                    47029.44
  1999/03/31      49773.81                    48911.09
  1999/04/30      53500.97                    50805.42
  1999/05/31      53309.78                    49605.90
  1999/06/30      57691.73                    52359.03
  1999/07/31      56911.69                    50724.38
  1999/08/31      53936.87                    50473.29
  1999/09/30      55374.57                    49089.82
  1999/10/31      61209.51                    52196.23
  1999/11/30      67503.30                    53257.37
  1999/12/31      75322.39                    56394.23
  2000/01/31      76349.90                    53560.99
  2000/02/29      85650.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 125425 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $85,650 - a 756.50% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

Nextel Communications, Inc.     7.2
Class A

Vodafone AirTouch PLC           6.1

BellSouth Corp.                 5.7

AT&T Corp.                      5.5

Cisco Systems, Inc.             5.4

Motorola, Inc.                  4.9

MCI WorldCom, Inc.              3.9

Nokia AB sponsored ADR          3.9

Sprint Corp. - PCS Group        3.4
Series 1

Omnipoint Corp.                 3.4

                                49.4

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Telephone Services         36.4%           Row: 1, Col: 6, Value: 36.4
Cellular                   30.3%           Row: 1, Col: 5, Value: 30.3
Communications Equipment   12.6%           Row: 1, Col: 4, Value: 12.6
Computer Services
& Software                  6.4%           Row: 1, Col: 3, Value: 6.4
Electronics                 5.1%           Row: 1, Col: 2, Value: 5.1
*All Others                 9.2%           Row: 1, Col: 1, Value: 9.199999999999999


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

TELECOMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Saperstone)

Peter Saperstone, Portfolio Manager of Fidelity Select
Telecommunications Portfolio

Q. HOW DID THE FUND PERFORM, PETER?

A. The fund had one of its strongest periods ever. For the 12 months that ended February 29, 2000, the fund returned 84.89%, far outdistancing the 11.73% return of the Standard & Poor's 500 Index. The fund also outperformed the 19.78% return of the Goldman Sachs Utilities Index, an index of 150 stocks designed to measure the performance of companies in the utilities sector.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S EXTRAORDINARILY STRONG
PERFORMANCE?

A. Wireless communications stocks - a group I significantly overweighted relative to the Goldman Sachs index - were big winners during the period. Wireless, or cellular, telephones reached a critical mass in terms of their affordability and technological sophistication. The cost of the handset itself was negligible - in fact, cell phones are often provided to customers free of charge in return for signing up with a particular wireless service provider - and the monthly service fees fell to the point where the average person could easily afford them. Technologically, exciting things were happening, too. Internet-ready wireless phones were introduced in the U.S. during the period, and investors were attracted for that reason. Data communications was another strong point for the fund, reflecting the fact that data communications continued to grow much faster than voice communications. A final high-growth area for the fund was CLECs
- competitive local exchange carriers. These companies were making rapid inroads into local telephone service markets around the country and in the process taking market share from the more established regional Bell operating companies (RBOCs), which I underweighted relative to the Goldman Sachs index.

Q. DID HIGHER INTEREST RATES HAVE ANY APPRECIABLE EFFECT ON HOW YOU MANAGED THE FUND?

A. Higher rates gave me an additional reason to underweight the RBOCs. Investors have traditionally considered them as a close proxy for bonds and, as a result, they tend to follow bond prices lower in a period of rising rates.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?

A. Cisco Systems, a core holding during the period, was the most positive contributor to performance. Cisco manufactures routers and other equipment that support data networks on the Internet. The strong wireless segment was reflected in the performance of a number of stocks, including Nextel Communications, Motorola, Nokia, Vodafone AirTouch and Qualcomm. All were aided by the favorable factors I mentioned earlier. Representing the CLECs group, McLeodUSA and Metromedia Fiber performed well, as both companies continued to gain market share and expand their capacity to handle data traffic.

Q. WHAT STOCKS WERE DISAPPOINTMENTS?

A. The list of underperformers included two RBOCs, SBC Communications and BellSouth. The combination of higher interest rates and the potential for slowing earnings growth as a result of increasing market penetration by the CLECs made it a difficult environment for the RBOCs. In the long distance market, slowing earnings growth and increased competition also resulted in the underperformance of core holding MCI WorldCom.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. I look for strong growth in wireless and data communications, as technological innovation continues to be a catalyst in those markets. Likewise, deregulation should remain a powerful force in the telecommunications sector, and the spoils of victory will go to those that are in a position to offer the most competitive products and services. For the most part, I believe deregulation favors newer companies, which generally have lower cost structures and greater flexibility to pursue the markets and methods of delivery offering the highest profit margins. Finally, after the phenomenal returns the fund enjoyed during the period, I would caution shareholders not to expect comparable performance on a regular basis. With that caveat, I believe that telecommunications will continue to be a high-growth sector for a long time to come.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 096

TRADING SYMBOL: FSTCX

SIZE: as of February 29, 2000, more than $1.8 billion

MANAGER: Peter Saperstone, since 1998;
manager, Fidelity Utilities Fund and Fidelity
Advisor Utilities Growth Fund, since 1998;
Fidelity Select Air Transportation Portfolio and
Fidelity Select Defense and Aerospace
Portfolio, 1997-1998; Fidelity Select
Construction and Housing Portfolio,
1996-1997; joined Fidelity in 1995

TELECOMMUNICATIONS PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets



COMMON STOCKS - 96.0%

                                 SHARES                         VALUE (NOTE 1)

BROADCASTING - 1.2%

AlphaNet Telecom, Inc. (a)(c)     1,196,200                     $ 8

EchoStar Communications Corp.     53,400                         6,087,600
 Class A (a)

Metro One Telecommunications,     1,040,700                      15,610,500
Inc. (a)(c)

                                                                 21,698,108

CELLULAR - 30.3%

ALLTEL Corp.                      203,800                        11,820,400

China Telecom (Hong Kong)         5,581,000                      51,868,421
Ltd. (a)

Crown Castle International        250,000                        8,062,500
Corp. (a)

Dobson Communications Corp.       350,000                        6,650,000
Class A

Nextel Communications, Inc.       992,200                        135,683,344
Class A (a)

Nextel Partners, Inc.             6,000                          192,000

Omnipoint Corp. (a)               535,300                        63,045,793

QUALCOMM, Inc. (a)                282,800                        40,281,325

SBA Communications Corp.          467,000                        18,913,500

Sprint Corp. - PCS Group          1,233,900                      63,854,325
Series 1 (a)

Tele Sudeste Celular              245,000                        14,026,250
Participacoes  SA ADR

Telemig Celular Participacoes     98,100                         7,222,613
SA ADR

Telesp Celular Participacoes      438,800                        23,640,350
SA ADR

Triton PCS Holdings, Inc.         184,500                        11,070,000
Class A

Vodafone AirTouch PLC             20,024,378                     115,515,587

                                                                 571,846,408

COMMUNICATIONS EQUIPMENT -
12.6%

ADC Telecommunications, Inc.      100,000                        4,487,500
(a)

Cisco Systems, Inc. (a)           773,400                        102,233,813

Lucent Technologies, Inc.         100                            5,950

Nokia AB sponsored ADR            369,200                        73,216,975

Nortel Networks Corp.             300,000                        33,216,060

Pairgain Technologies, Inc.       50,000                         893,750
(a)

Telefonaktiebolaget LM            245,200                        23,539,200
Ericsson sponsored ADR

                                                                 237,593,248

COMPUTER SERVICES & SOFTWARE
- 6.4%

America Online, Inc. (a)          100                            5,900

Concentric Network Corp. (a)      174,100                        9,336,113

Covad Communications Group,       500,000                        45,125,000
Inc.

Digex, Inc. Class A               100,000                        16,200,000

Infonet Services Corp. Class B    150,000                        4,143,750

PSINet, Inc. (a)                  406,800                        18,865,350

Verio, Inc. (a)                   372,800                        27,983,300

                                                                 121,659,413



                                 SHARES                         VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- 1.5%

Juniper Networks, Inc.            26,400                        $ 7,241,850

Psion PLC                         259,973                        21,799,406

                                                                 29,041,256

ELECTRICAL EQUIPMENT - 1.9%

ANTEC Corp. (a)                   151,100                        7,998,856

California Amplifier, Inc.        638,400                        28,807,800
(a)(c)

                                                                 36,806,656

ELECTRONICS - 5.1%

JDS Uniphase Corp. (a)            15,000                         3,954,375

Motorola, Inc.                    546,200                        93,127,100

                                                                 97,081,475

REAL ESTATE INVESTMENT TRUSTS
- 0.6%

Pinnacle Holdings, Inc.           180,100                        10,535,850

TELEPHONE SERVICES - 36.4%

Alaska Communication  Systems     373,000                        5,222,000
Group, Inc.

Allegiance Telecom, Inc. (a)      112,500                        11,123,438

AT&T Corp.                        2,102,792                      103,956,780

BCE, Inc.                         100,000                        10,899,559

BellSouth Corp.                   2,624,100                      106,932,075

Carrier1 International SA ADR     6,100                          197,869

CenturyTel, Inc.                  306,700                        10,312,788

Commonwealth Telephone            100,000                        4,362,500
Enterprises, Inc. (a)

Intermedia Communications,        133,400                        8,445,888
Inc. (a)

IXnet, Inc.                       276,400                        14,718,300

MCI WorldCom, Inc. (a)            1,653,554                      73,789,847

McLeodUSA, Inc. Class A (a)       697,000                        61,336,000

Metromedia Fiber Network,         714,800                        51,387,419
Inc.  Class A (a)

NEXTLINK Communications, Inc.     452,100                        49,815,769
 Class A (a)

Qwest Communications              800,000                        37,100,000
International, Inc. (a)

SBC Communications, Inc.          1,157,949                      44,002,062

Telefonica SA sponsored ADR       182,212                        15,795,503

U.S. WEST, Inc.                   400,000                        29,050,000

WinStar Communications, Inc.      408,700                        31,623,163
(a)

WorldQuest Networks, Inc.         3,900                          132,600

Z-Tel Technologies, Inc.          455,100                        16,099,163

                                                                 686,302,723

TOTAL COMMON STOCKS                                              1,812,565,137
(Cost $1,197,316,379)

CASH EQUIVALENTS - 14.1%

                                 SHARES                         VALUE (NOTE 1)

Central Cash Collateral Fund,     191,599,700                   $ 191,599,700
5.75% (b)

Taxable Central Cash Fund,        73,962,288                     73,962,288
5.66% (b)

TOTAL CASH EQUIVALENTS                                           265,561,988
(Cost $265,561,988)

TOTAL INVESTMENT PORTFOLIO -                                     2,078,127,125
110.1%
(Cost $1,462,878,367)

NET OTHER ASSETS - (10.1)%                                       (189,909,684)

NET ASSETS - 100%                                               $ 1,888,217,441


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,205,600,769 and $1,934,102,254, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $74,514 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $189,766,256. The fund received cash collateral of $191,599,700 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $4,672,000. The weighted average interest rate was 5.01%.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     79.4%

United Kingdom                7.2

Finland                       3.9

Hong Kong                     2.7

Brazil                        2.4

Canada                        2.4

Sweden                        1.2

Others (individually less     0.8
than 1%)

                            100.0%

Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE                      PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

AlphaNet   Telecom, Inc.       $ -            $ -         $ -              $ 8

California   Amplifier, Inc.    -              -           -                28,807,800

Metro One Tele-  communica-     5,512,599      -           -                15,610,500
tions, Inc.

TOTALS                         $ 5,512,599    $ -         $ -              $ 44,418,308


INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $1,464,576,162. Net unrealized appreciation aggregated $613,550,963, of which $654,376,324 related to appreciated investment securities and $40,825,361 related to depreciated investment securities.

The fund hereby designates approximately $90,298,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 8% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

TELECOMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 2,078,127,125
value  (cost $1,462,878,367)
-  See accompanying schedule

Foreign currency held at                      1,725,610
value  (cost $1,725,634)

Receivable for investments                    2,985,202
sold

Receivable for fund shares                    8,626,983
sold

Dividends receivable                          157,488

Interest receivable                           350,937

Redemption fees receivable                    4,019

Other receivables                             208,854

 TOTAL ASSETS                                 2,092,186,218

LIABILITIES

Payable for investments        $ 3,041,757
purchased

Payable for fund shares         7,784,665
redeemed

Accrued management fee          858,088

Other payables and  accrued     684,567
expenses

Collateral on securities        191,599,700
loaned,  at value

 TOTAL LIABILITIES                            203,968,777

NET ASSETS                                   $ 1,888,217,441

Net Assets consist of:

Paid in capital                              $ 1,080,057,527

Accumulated undistributed net                 192,911,933
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   615,247,981
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 18,719,240                   $ 1,888,217,441
shares outstanding

NET ASSET VALUE and                           $100.87
redemption price per share
($1,888,217,441 (divided by)
18,719,240 shares)

Maximum offering price per                    $103.99
share (100/97.00 of $100.87)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                              $ 6,680,948
Dividends

Interest                                        3,663,538

Security lending                                663,333

 TOTAL INCOME                                   11,007,819

EXPENSES

Management fee                   $ 6,819,043

Transfer agent fees               5,169,450

Accounting and security           726,100
lending fees

Non-interested trustees'          5,169
compensation

Custodian fees and expenses       56,990

Registration fees                 240,740

Audit                             35,340

Legal                             5,787

Interest                          651

Miscellaneous                     1,065

 Total expenses before            13,060,335
reductions

 Expense reductions               (244,763)     12,815,572

NET INVESTMENT INCOME (LOSS)                    (1,807,753)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            341,175,811

 Foreign currency transactions    174,459       341,350,270

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            428,709,760

 Assets and liabilities in        (4,483)       428,705,277
foreign currencies

NET GAIN (LOSS)                                 770,055,547

NET INCREASE (DECREASE) IN                     $ 768,247,794
NET  ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 5,928,316
charges paid to FDC

 Sales charges - Retained by                   $ 5,920,617
FDC

 Deferred sales charges                        $ 11,792
withheld   by FDC

 Exchange fees withheld by FSC                 $ 37,832

Expense reductions                             $ 218,752
 Directed brokerage
arrangements

 Custodian credits                              21,131

 Transfer agent credits                         4,880

                                               $ 244,763

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ (1,807,753)                 $ (874,454)
income (loss)

 Net realized gain (loss)         341,350,270                   45,836,208

 Change in net unrealized         428,705,277                   85,596,709
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       768,247,794                   130,558,463
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (158,958,797)                 (46,022,800)
from net realized gains

Share transactions Net            805,565,488                   863,829,740
proceeds from sales of shares

 Reinvestment of distributions    152,949,500                   44,998,804

 Cost of shares redeemed          (504,407,282)                 (813,636,128)

 NET INCREASE (DECREASE) IN       454,107,706                   95,192,416
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  645,425                       997,935

  TOTAL INCREASE (DECREASE)       1,064,042,128                 180,726,014
IN NET ASSETS

NET ASSETS

 Beginning of period              824,175,313                   643,449,299

 End of period                   $ 1,888,217,441               $ 824,175,313

OTHER INFORMATION
Shares

 Sold                             9,915,113                     15,272,906

 Issued in reinvestment of        1,909,440                     813,871
distributions

 Redeemed                         (6,431,551)                   (14,817,799)

 Net increase (decrease)          5,393,002                     1,268,978


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 F       1999       1998       1997       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 61.85      $ 53.37    $ 41.80    $ 44.87    $ 38.34
period

Income from Investment
Operations

Net investment income (loss) C    (.12)        (.06)      (.25)      .12 D      .51

Net realized and unrealized       49.58        11.43      18.20      2.92       9.15
gain (loss)

Total from investment             49.46        11.37      17.95      3.04       9.66
operations

Less Distributions

 From net investment income       -            -          -          (.16)      (.39)

From net realized gain            (10.48)      (2.96)     (6.44)     (5.98)     (2.75)

Total distributions               (10.48)      (2.96)     (6.44)     (6.14)     (3.14)

Redemption fees added to paid     .04          .07        .06        .03        .01
in capital

Net asset value, end of period   $ 100.87     $ 61.85    $ 53.37    $ 41.80    $ 44.87

TOTAL RETURN A, B                 84.89%       22.21%     46.52%     7.85%      25.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,888,217  $ 824,175  $ 643,449  $ 388,535  $ 468,300
(000 omitted)

Ratio of expenses to average      1.12%        1.27%      1.51%      1.51%      1.52%
net assets

Ratio of expenses to average      1.09% E      1.25% E    1.48% E    1.47% E    1.52%
net assets after expense
reductions

Ratio of net investment           (.15)%       (.11)%     (.53)%     .27%       1.17%
income (loss) to average net
assets

Portfolio turnover rate           173%         150%       157%       175%       89%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.07 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29


UTILITIES GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT UTILITIES GROWTH          29.76%       247.19%       441.05%

SELECT UTILITIES GROWTH (LOAD    25.80%       236.70%       424.75%
ADJ.)

S&P 500                          11.73%       206.94%       425.47%

GS Utilities                     19.78%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 150 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT UTILITIES GROWTH        29.76%       28.27%        18.39%

SELECT UTILITIES GROWTH (LOAD  25.80%       27.48%        18.03%
ADJ.)

S&P 500                        11.73%       25.14%        18.05%

GS Utilities                   19.78%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Utilities Growth            S&P 500
             00065                       SP001
  1990/02/28       9700.00                    10000.00
  1990/03/31       9647.50                    10265.00
  1990/04/30       9245.04                    10008.38
  1990/05/31       9726.25                    10984.19
  1990/06/30       9841.50                    10909.50
  1990/07/31       9922.30                    10874.59
  1990/08/31       9377.71                     9891.53
  1990/09/30       9401.64                     9409.81
  1990/10/31       9883.40                     9369.35
  1990/11/30      10143.72                     9974.61
  1990/12/31      10278.72                    10252.90
  1991/01/31      10233.40                    10699.92
  1991/02/28      10674.52                    11464.97
  1991/03/31      10795.38                    11742.42
  1991/04/30      10747.04                    11770.60
  1991/05/31      10750.06                    12279.09
  1991/06/30      10619.66                    11716.71
  1991/07/31      10965.27                    12262.71
  1991/08/31      11216.62                    12553.34
  1991/09/30      11562.23                    12343.69
  1991/10/31      11722.47                    12509.10
  1991/11/30      11857.57                    12004.98
  1991/12/31      12440.14                    13378.35
  1992/01/31      12057.21                    13129.52
  1992/02/29      11968.84                    13300.20
  1992/03/31      11844.48                    13040.85
  1992/04/30      12168.49                    13424.25
  1992/05/31      12404.13                    13490.03
  1992/06/30      12547.63                    13289.02
  1992/07/31      13214.80                    13832.55
  1992/08/31      13208.03                    13548.98
  1992/09/30      13279.15                    13708.86
  1992/10/31      13275.76                    13756.84
  1992/11/30      13367.20                    14225.94
  1992/12/31      13757.84                    14400.92
  1993/01/31      13991.86                    14521.89
  1993/02/28      14711.66                    14719.39
  1993/03/31      15108.80                    15029.97
  1993/04/30      15026.22                    14666.24
  1993/05/31      15058.45                    15059.30
  1993/06/30      15635.01                    15102.97
  1993/07/31      15814.06                    15042.56
  1993/08/31      16501.63                    15612.67
  1993/09/30      16501.63                    15492.45
  1993/10/31      16333.32                    15813.15
  1993/11/30      15534.74                    15662.92
  1993/12/31      15483.71                    15852.44
  1994/01/31      15800.97                    16391.43
  1994/02/28      15084.06                    15947.22
  1994/03/31      14540.19                    15251.92
  1994/04/30      14958.45                    15447.15
  1994/05/31      14659.78                    15700.48
  1994/06/30      14613.51                    15315.82
  1994/07/31      15034.17                    15818.18
  1994/08/31      14975.28                    16466.72
  1994/09/30      14592.48                    16063.29
  1994/10/31      14777.57                    16424.71
  1994/11/30      14243.34                    15826.52
  1994/12/31      14336.26                    16061.23
  1995/01/31      14921.33                    16477.70
  1995/02/28      15116.35                    17119.83
  1995/03/31      15177.02                    17625.04
  1995/04/30      15706.06                    18144.10
  1995/05/31      15949.09                    18869.32
  1995/06/30      16105.33                    19307.65
  1995/07/31      16539.32                    19947.89
  1995/08/31      16960.29                    19997.96
  1995/09/30      17767.51                    20841.88
  1995/10/31      17941.10                    20767.47
  1995/11/30      18336.03                    21679.16
  1995/12/31      19266.43                    22096.70
  1996/01/31      19469.75                    22848.87
  1996/02/29      19018.91                    23060.68
  1996/03/31      18850.96                    23282.76
  1996/04/30      19612.08                    23625.95
  1996/05/31      19626.28                    24235.26
  1996/06/30      19929.09                    24327.60
  1996/07/31      19058.50                    23252.80
  1996/08/31      19063.23                    23743.20
  1996/09/30      19408.63                    25079.47
  1996/10/31      20222.45                    25771.16
  1996/11/30      21173.48                    27719.21
  1996/12/31      21456.23                    27170.09
  1997/01/31      22101.39                    28867.68
  1997/02/28      22467.95                    29094.00
  1997/03/31      21275.40                    27898.53
  1997/04/30      22036.86                    29564.07
  1997/05/31      23485.60                    31363.93
  1997/06/30      24202.45                    32769.03
  1997/07/31      24778.94                    35376.46
  1997/08/31      23666.07                    33394.67
  1997/09/30      25751.45                    35223.70
  1997/10/31      25821.63                    34047.23
  1997/11/30      27385.67                    35623.28
  1997/12/31      27958.68                    36234.93
  1998/01/31      29039.74                    36635.68
  1998/02/28      30601.26                    39277.85
  1998/03/31      32677.57                    41289.27
  1998/04/30      32023.97                    41704.64
  1998/05/31      31638.98                    40987.74
  1998/06/30      31662.32                    42652.66
  1998/07/31      32368.13                    42198.41
  1998/08/31      29614.88                    36097.36
  1998/09/30      32537.29                    38409.76
  1998/10/31      34590.55                    41534.01
  1998/11/30      35926.34                    44051.38
  1998/12/31      40024.68                    46589.63
  1999/01/31      41220.03                    48538.00
  1999/02/28      40445.02                    47029.44
  1999/03/31      41561.56                    48911.09
  1999/04/30      44908.96                    50805.42
  1999/05/31      46058.33                    49605.90
  1999/06/30      47096.25                    52359.03
  1999/07/31      47472.40                    50724.38
  1999/08/31      45166.70                    50473.29
  1999/09/30      45117.94                    49089.82
  1999/10/31      48168.99                    52196.23
  1999/11/30      48482.46                    53257.37
  1999/12/31      50400.24                    56394.23
  2000/01/31      52443.70                    53560.99
  2000/02/29      52475.00                    52547.08
IMATRL PRASUN   SHR__CHT 20000229 20000309 125539 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 28, 1990, and the current 3.00% sales charge was paid. As the chart shows, by February 29, 2000, the value of the investment would have grown to $52,475 - a 424.75% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,547 - a 425.47% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS

AT&T Corp.                      6.3

SBC Communications, Inc.        5.9

MCI WorldCom, Inc.              4.8

BellSouth Corp.                 4.8

AES Corp.                       4.8

Dynegy, Inc.                    4.5

Calpine Corp.                   4.4

BCE, Inc.                       4.3

Nextel Communications, Inc.     4.1
Class A

Enron Corp.                     3.7

                                47.6

TOP INDUSTRIES AS OF FEBRUARY 29, 2000
% OF FUND'S NET ASSETS

Telephone Services         49.9%           Row: 1, Col: 6, Value: 49.9
Electric Utility           16.8%           Row: 1, Col: 5, Value: 16.8
Cellular                   12.5%           Row: 1, Col: 4, Value: 12.5
Gas                        10.3%           Row: 1, Col: 3, Value: 10.3
Broadcasting                2.9%           Row: 1, Col: 2, Value: 2.9
* All Others                7.6%           Row: 1, Col: 1, Value: 7.6


* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

(photograph of John Roth)

John Roth,
Portfolio Manager
of Fidelity Select
Utilities Growth Portfolio

Q. HOW DID THE FUND PERFORM, JOHN?

A. The fund did well. For the 12 months that ended February 29, 2000, the fund returned 29.76%, finishing ahead of both the Goldman Sachs Utilities Index - an index of 150 stocks designed to measure the performance of companies in the utilities sector - and the Standard & Poor's 500 Index, which returned 19.78% and 11.73%, respectively.

Q. WHY DID THE FUND BEAT ITS INDEXES?

A. Relative to both indexes, one factor that helped the fund was its heavier weighting of independent power producers (IPPs). Although classified as electric utilities, IPPs acted more like growth stocks during the period, as investors realized the potential for strong earnings growth in those companies. Overweighting competitive local exchange carriers (CLECs) also helped relative performance, as did underweighting the slower-growing regional Bell operating companies (RBOCs) and conventional electric utilities. Higher interest rates and intense competitive pressures hurt the performance of stocks in the latter two categories. The Federal Reserve Board raised short-term interest rates in June, August, November and February, making it a difficult period for any stock with even a mild sensitivity to interest rates. Historically, the share prices of electric utilities and RBOCs have followed bond prices, which were sharply lower during the period.

Q. YOU BEGAN MANAGING THE FUND ON NOVEMBER 1, 1999.
CAN YOU DESCRIBE YOUR MANAGEMENT STYLE?

A. I don't expect my style to differ noticeably from that of the previous manager. Like him, I emphasized stocks from the telecommunications sector because of the many outstanding growth opportunities there. The ongoing build-out of worldwide fiber-optics networks and the explosion in wireless usage spurred by new applications in voice and data are powerful influences that should be felt for some time in the telecommunications industry. Likewise, deregulation and privatization have opened the door for IPPs to take market share from the incumbent electric utilities. Having made those "big-picture" observations, though, I also should stress that I am very focused on evaluating the fund's holdings on a stock-by-stock basis and taking full advantage of Fidelity's in-depth research capabilities.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. IPPs Calpine and AES, both mentioned in the semiannual report six months ago, again topped the list of stocks that helped performance. Calpine saw the need for new power generation projects in the United States at a time when traditional utilities were being cautious about expanding power generation facilities because of concerns about deregulation. Calpine rushed in to fill the gap, resulting in dynamic earnings growth that galvanized investor interest during the period. AES got off to a rough start during the period, hobbled by Brazil's devaluation of its currency, the real, and the concerns it raised about earnings from AES' Brazilian operations. However, the stock recovered nicely when regulators in Brazil granted AES significant rate increases to compensate for the devaluation. McLeodUSA and Metromedia Fiber represented the strong CLECs group, which continued to win market share from the incumbent local telephone service providers, the RBOCs. Nextel benefited from the strong business prospects for wireless companies.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. SBC Communications reflected the weak RBOCs group, which was plagued by the twin difficulties of higher interest rates and competitive pressures due to deregulation. Those same challenges, along with lower-than-expected earnings from its international operations, caused electric utility CMS Energy to decline. Another underperforming utility, PG&E, received an unfavorable rate decision from the California Public Utility Commission. I sold the latter two holdings.

Q. WHAT'S YOUR OUTLOOK, JOHN?

A. I see plenty of opportunity in the utilities sector. With respect to both the telecommunications and power industries, the key will likely remain to invest in the companies that stand to benefit most from advances in technology and the ongoing trends of deregulation and privatization. In general, that means investing in newer companies with lower cost structures and greater flexibility to respond to changing market conditions, while underweighting established players that may be slow to adjust to the new playing fields in these industries. As long as interest rates are rising, there is an additional reason to underweight traditional electric utilities and RBOCs because of the close correlation between those stocks and bond prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A- 3.


(checkmark)FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 065

TRADING SYMBOL: FSUTX

SIZE: as of February 29, 2000, more than $645 million

MANAGER: John Roth, since November 1999;
analyst, utilities industry, September 1999-present; joined Fidelity in 1999

UTILITIES GROWTH PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 95.3%

                                 SHARES                      VALUE (NOTE 1)

BROADCASTING - 2.9%

American Tower Corp. Class A      72,200                     $ 3,555,850
(a)

AMFM, Inc. (a)                    65,600                      4,026,200

AT&T Corp. - Liberty Media        63,200                      3,302,200
Group  Class A (a)

EchoStar Communications Corp.     27,300                      3,112,200
 Class A (a)

NTL, Inc. (a)                     53,250                      4,872,375

                                                              18,868,825

CELLULAR - 12.5%

Aerial Communications, Inc.       35,100                      2,103,806
(a)

ALLTEL Corp.                      117,000                     6,786,000

Crown Castle International        79,800                      2,573,550
Corp. (a)

Nextel Communications, Inc.       193,600                     26,474,800
Class A (a)

Omnipoint Corp. (a)               70,100                      8,256,137

SBA Communications Corp.          120,600                     4,884,300

Sprint Corp. - PCS Group          322,000                     16,663,500
Series 1 (a)

Telephone & Data Systems,         14,263                      1,504,747
Inc.

United States Cellular Corp.      10,400                      696,150
(a)

Vodafone AirTouch PLC             57,900                      3,340,106
sponsored ADR

VoiceStream Wireless Corp. (a)    55,300                      7,358,356

                                                              80,641,452

COMMUNICATIONS EQUIPMENT - 1.8%

Comverse Technology, Inc. (a)     50,000                      9,843,750

Globalstar Telecommunications     59,400                      1,692,900
Ltd. (a)

                                                              11,536,650

COMPUTER SERVICES & SOFTWARE
- 0.4%

Covad Communications Group,       28,400                      2,563,100
Inc.

MatrixOne, Inc.                   200                         5,000

Onvia.com, Inc.                   500                         10,500

                                                              2,578,600

CONSUMER ELECTRONICS - 0.5%

General Motors Corp. Class H      27,300                      3,289,650
(a)

ELECTRIC UTILITY - 16.8%

AES Corp. (a)                     368,675                     30,899,573

Calpine Corp. (a)                 308,700                     28,246,050

DPL, Inc.                         351,200                     7,550,800

DTE Energy Co.                    63,900                      1,928,981

Duke Energy Corp.                 162,900                     7,900,650

Edison International              156,100                     4,107,381

Entergy Corp.                     97,000                      1,964,250

Independent Energy Holdings       185,100                     9,266,569
PLC sponsored ADR (a)

IPALCO Enterprises, Inc.          418,600                     7,090,038

Montana Power Co.                 123,200                     4,851,000

NSTAR Companies                   105,200                     4,306,625

                                                              108,111,917



                                 SHARES                      VALUE (NOTE 1)

GAS - 10.3%

Dynegy, Inc.                      621,047                    $ 29,111,578

Enron Corp.                       346,792                     23,928,648

Kinder Morgan, Inc.               299,700                     8,354,138

Williams Companies, Inc.          125,000                     5,226,563

                                                              66,620,927

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Pinnacle Holdings, Inc.           21,600                      1,263,600

TELEPHONE SERVICES - 49.9%

Allegiance Telecom, Inc. (a)      54,450                      5,383,744

AT&T Corp.                        825,739                     40,822,468

BCE, Inc.                         256,900                     28,000,966

Bell Atlantic Corp.               386,100                     18,894,769

BellSouth Corp.                   758,600                     30,912,950

CenturyTel, Inc.                  52,700                      1,772,038

Global Crossing Ltd. (a)          205,700                     9,590,763

GTE Corp.                         232,300                     13,705,700

Level 3 Communications, Inc.      132,600                     15,099,825
(a)

MCI WorldCom, Inc. (a)            699,324                     31,207,334

McLeodUSA, Inc. Class A (a)       242,400                     21,331,200

Metromedia Fiber Network,         249,500                     17,936,711
Inc.  Class A (a)

NEXTLINK Communications, Inc.     14,800                      1,630,775
 Class A (a)

Qwest Communications              303,266                     14,063,961
International, Inc. (a)

SBC Communications, Inc.          1,002,861                   38,108,718

Sprint Corp. - FON Group          304,000                     18,544,000

U.S. WEST, Inc.                   121,500                     8,823,938

WinStar Communications, Inc.      72,600                      5,617,425
(a)

                                                              321,447,285

TOTAL COMMON STOCKS                                           614,358,906
(Cost $432,041,690)

CASH EQUIVALENTS - 14.1%

Central Cash Collateral Fund,     54,382,500                  54,382,500
5.75% (b)

Taxable Central Cash Fund,        36,692,913                  36,692,913
5.66% (b)

TOTAL CASH EQUIVALENTS                                        91,075,413
(Cost $91,075,413)

TOTAL INVESTMENT PORTFOLIO -                                  705,434,319
109.4%
(Cost $523,117,103)

NET OTHER ASSETS - (9.4)%                                     (60,329,224)

NET ASSETS - 100%                                           $ 645,105,095

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $522,864,089 and $530,877,264, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,727 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $52,542,658. The fund received cash collateral of $54,382,500 which was invested in cash equivalents.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $523,191,269. Net unrealized appreciation aggregated $182,243,050, of which $205,213,033 related to appreciated investment securities and $22,969,983 related to depreciated investment securities.

The fund hereby designates approximately $45,820,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 19% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

UTILITIES GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 705,434,319
value  (cost $523,117,103) -
 See accompanying schedule

Receivable for investments                    7,634,824
sold

Receivable for fund shares                    2,107,418
sold

Dividends receivable                          466,145

Interest receivable                           178,660

Redemption fees receivable                    3,435

Other receivables                             110,422

 TOTAL ASSETS                                 715,935,223

LIABILITIES

Payable for investments         $ 5,051,789
purchased

Payable for fund shares          10,846,062
redeemed

Accrued management fee           314,892

Other payables and  accrued      234,885
expenses

Collateral on securities         54,382,500
loaned,  at value

 TOTAL LIABILITIES                            70,830,128

NET ASSETS                                   $ 645,105,095

Net Assets consist of:

Paid in capital                              $ 447,582,385

Undistributed net investment                  1,726,687
income

Accumulated undistributed net                 13,478,807
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   182,317,216
(depreciation) on investments

NET ASSETS, for 9,372,360                    $ 645,105,095
shares outstanding

NET ASSET VALUE and                           $68.83
redemption price per share
($645,105,095 (divided by)
9,372,360 shares)

Maximum offering price per                    $70.96
share (100/97.00 of $68.83)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME                             $ 8,464,691
Dividends

Interest                                       1,843,700

Security lending                               287,237

 TOTAL INCOME                                  10,595,628

EXPENSES

Management fee                   $ 3,483,400

Transfer agent fees               2,358,446

Accounting and security           424,136
lending fees

Non-interested trustees'          2,664
compensation

Custodian fees and expenses       22,364

Registration fees                 80,949

Audit                             22,037

Legal                             2,104

Miscellaneous                     776

 Total expenses before            6,396,876
reductions

 Expense reductions               (131,037)    6,265,839

NET INVESTMENT INCOME                          4,329,789

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            65,338,263

 Foreign currency transactions    55,830       65,394,093

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            79,862,193

 Assets and liabilities in        (13)         79,862,180
foreign currencies

NET GAIN (LOSS)                                145,256,273

NET INCREASE (DECREASE) IN                    $ 149,586,062
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,834,883
charges paid to FDC

 Sales charges - Retained by                  $ 1,833,822
FDC

 Deferred sales charges                       $ 15,873
withheld   by FDC

 Exchange fees withheld by FSC                $ 22,570

 Expense reductions  Directed                 $ 127,307
brokerage arrangements

  Custodian credits                            2,010

  Transfer agent credits                       1,720

                                              $ 131,037

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net investment        $ 4,329,789                   $ 3,134,078
income

 Net realized gain (loss)         65,394,093                    98,328,176

 Change in net unrealized         79,862,180                    19,577,920
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       149,586,062                   121,040,174
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (3,616,937)                   (1,845,471)
From net investment income

 From net realized gain           (79,551,544)                  (58,304,043)

 TOTAL DISTRIBUTIONS              (83,168,481)                  (60,149,514)

Share transactions Net            251,824,406                   311,901,481
proceeds from sales of shares

 Reinvestment of distributions    79,235,957                    57,497,817

 Cost of shares redeemed          (260,445,004)                 (324,713,707)

 NET INCREASE (DECREASE) IN       70,615,359                    44,685,591
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  231,048                       337,629

  TOTAL INCREASE (DECREASE)       137,263,988                   105,913,880
IN NET ASSETS

NET ASSETS

 Beginning of period              507,841,107                   401,927,227

 End of period (including        $ 645,105,095                 $ 507,841,107
undistributed net investment
income of $1,726,687 and
$1,646,086, respectively)

OTHER INFORMATION
Shares

 Sold                             3,779,328                     5,410,133

 Issued in reinvestment of        1,263,812                     1,024,484
distributions

 Redeemed                         (3,917,845)                   (5,700,831)

 Net increase (decrease)          1,125,295                     733,786


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 E     1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 61.58    $ 53.50    $ 45.97    $ 43.03    $ 34.88
period

Income from Investment
Operations

Net investment income C           .48        .44        .54        .73        1.10

Net realized and unrealized       16.46      15.77      14.83      6.41       7.86
gain (loss)

Total from investment             16.94      16.21      15.37      7.14       8.96
operations

Less Distributions

 From net investment income       (.42)      (.25)      (.58)      (.70)      (.84)

From net realized gain            (9.30)     (7.93)     (7.30)     (3.54)     -

Total distributions               (9.72)     (8.18)     (7.88)     (4.24)     (.84)

Redemption fees added to paid     .03        .05        .04        .04        .03
in capital

Net asset value, end of period   $ 68.83    $ 61.58    $ 53.50    $ 45.97    $ 43.03

TOTAL RETURN A, B                 29.76%     32.17%     36.20%     18.13%     25.82%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 645,105  $ 507,841  $ 401,927  $ 256,844  $ 266,768
(000 omitted)

Ratio of expenses to average      1.07%      1.18%      1.33%      1.47%      1.39%
net assets

Ratio of expenses to average      1.04% D    1.16% D    1.30% D    1.46% D    1.38% D
net assets after expense
reductions

Ratio of net investment           .72%       .77%       1.11%      1.73%      2.76%
income to average net assets

Portfolio turnover rate           93%        113%       78%        31%        65%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29



MONEY MARKET PORTFOLIO
PERFORMANCE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT MONEY MARKET                5.08%        28.85%        61.64%

SELECT MONEY MARKET (LOAD ADJ.)    1.93%        24.98%        56.79%

All Taxable Money Market           4.79%        28.01%        59.94%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3.00% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 969 taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past one year.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SELECT MONEY MARKET              5.08%        5.20%         4.92%

SELECT MONEY MARKET (LOAD ADJ.)  1.93%        4.56%         4.60%

All Taxable Money Market         4.79%        5.06%         4.80%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                 2/29/00   11/30/99   8/31/99   6/1/99  3/2/99
SELECT
MONEY MARKET     5.53%     5.18%      4.99%     4.37%   4.71%

All Taxable
Money Market
Funds Average    5.27%     5.03%      4.64%     4.33%   4.37%

                 3/1/00    12/1/99    9/1/99    6/2/99  3/3/99

 MMDA            2.09%     2.07%      2.06%     2.06%   2.16%


Money Market
All Taxable
Money Market
Funds Average
MMDA
6% -
4% -
2% -
0%
Row: 1, Col: 1, Value: 5.53
Row: 1, Col: 2, Value: 5.270000000000001
Row: 1, Col: 3, Value: 2.09
Row: 2, Col: 1, Value: 5.18
Row: 2, Col: 2, Value: 5.03
Row: 2, Col: 3, Value: 2.07
Row: 3, Col: 1, Value: 4.99
Row: 3, Col: 2, Value: 4.64
Row: 3, Col: 3, Value: 2.06
Row: 4, Col: 1, Value: 4.37
Row: 4, Col: 2, Value: 4.33
Row: 4, Col: 3, Value: 2.06
Row: 5, Col: 1, Value: 4.71
Row: 5, Col: 2, Value: 4.37
Row: 5, Col: 3, Value: 2.16

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

(checkmark)COMPARING PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Todd)

John Todd,
Portfolio Manager
of Select Money
Market Portfolio

Q. JOHN, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE 12 MONTHS THAT ENDED FEBRUARY 29, 2000?

A. The economy was very strong. Gross domestic product grew at a rate of 4.5% in 1999, including a 6.9% rate in the fourth quarter, its largest gain in three years. At the same time, unemployment edged down, reaching a 30-year low. History tells us that this kind of backdrop typically sparks inflationary pressures. However, even though commodity prices spiked up recently - particularly energy prices - gains in productivity and intense competition helped prevent price increases from reaching the consumer. In turn, consumer spending has sparked the dynamic growth of the economy, driven by gains in both the stock and real estate markets. This environment put the Federal Reserve Board into a difficult situation. On the one hand, with the economy performing so well amid a relatively benign inflation environment, the Fed did not want to pull the rug from under the economy by raising short-term interest rates too far, too fast. On the other, by any historical standard, analysis of the data suggested that the Fed should do something. As a result, the Fed adopted a gradualist approach, inching short-term interest rates higher during the past 12 months in an attempt to tap the brakes on the economy and head off inflation before it emerged. To do so, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds rate - by 0.25 percentage points four times, in June, August and November 1999, and in February 2000, bringing the fed funds rate up to 5.75% by the end of the period.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. For much of the 12-month period, I kept the fund's average maturity fairly short. By doing so in a rising interest-rate environment, I was able to re-invest maturing assets in securities offering ever-higher yields. A key part of this approach was emphasizing variable-rate securities, whose yields are re-set to match the direction of the market. These instruments ratcheted up in yield in response to Fed rate hikes, and offered a better alternative to longer-term, fixed-rate securities that did not incorporate the higher rates that I anticipated. However, there were two times during the course of the year when I extended the average maturity of the fund to take advantage of attractive yields offered by longer-term money market securities. The first was in the second quarter of 1999, when, for a time, longer-term yields factored in more significant Fed rate hikes than I thought would occur. The second was in September 1999, when the market was factoring in a sharp spike in rates over the turn of the century because of Y2K concerns. My expectation was that Fed policies designed to maintain liquidity in the marketplace as we entered 2000 would help keep interest rates at a more stable level, which turned out to be correct and helped the fund's performance. During the last month of the period, I again emphasized securities with very short maturities - in the 30- to 60-day range - with the notion that the Fed is likely to raise rates again in March and, depending on emerging data, again in May or June.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on February 29, 2000, was 5.53%, compared to 4.76% 12 months ago. For the 12 months that ended February 29, 2000, the fund had a total return of 5.08%, compared to 4.79% for the all taxable money market funds average, according to IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. We're experiencing something unusual: the acceleration of the economy well into a record-long economic expansion, with declining unemployment and low inflation. As long as the business community continues to invest capital to improve productivity, the Fed appears to have accepted that the economy can grow at a rate above which one would normally expect inflation to occur. If the economy continues to grow without any signs of emerging inflation, I would expect the Fed to continue its gradualist approach, implementing rate hikes slowly to moderately restrain growth. However, if there is some sort of negative surprise on the inflation front, the Fed is liable to adopt a more dramatic monetary policy.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: August 30, 1985

FUND NUMBER: 085

TRADING SYMBOL: FSLXX

SIZE: as of February 29, 2000, more than $888 million

MANAGER: John Todd, since 1991; manager, various Fidelity and Spartan money market funds; joined Fidelity in 1981

MONEY MARKET PORTFOLIO

INVESTMENTS FEBRUARY 29, 2000

Showing Percentage of Net Assets



CERTIFICATES OF DEPOSIT - 14.1%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

DOMESTIC CERTIFICATES OF
DEPOSIT - 0.9%

First Union National Bank,
North Carolina

5/20/00                           6.18% (b)                   $ 8,000,000                     $ 8,000,000

LONDON BRANCH, EURODOLLAR,
FOREIGN BANKS - 1.7%

Bayerische Hypo-und
Vereinsbank AG

3/8/00                            6.00                         5,000,000                       5,000,000

ING Bank NV

8/3/00                            6.25                         10,000,000                      10,000,209

                                                                                               15,000,209

NEW YORK BRANCH, YANKEE
DOLLAR, FOREIGN BANKS - 11.5%

Bank of Scotland Treasury
Services

3/2/00                            5.81 (b)                     5,000,000                       4,999,993

Commerzbank AG

7/28/00                           6.25                         37,000,000                      36,984,350

Credit Communale de Belgique

3/7/00                            6.00                         5,000,000                       5,000,000

Deutsche Bank AG

5/30/00                           6.02                         25,000,000                      25,000,000

Societe Generale

3/9/00                            5.87 (b)                     5,000,000                       4,997,175

UBS AG

5/18/00                           5.35                         25,000,000                      24,996,918

                                                                                               101,978,436

TOTAL CERTIFICATES OF DEPOSIT                                                                  124,978,645

COMMERCIAL PAPER - 44.6%



Alliance & Leicester PLC

3/8/00                            5.94                         30,000,000                      29,965,992

American Express Credit Corp.

3/1/00                            6.00                         5,000,000                       5,000,000

Aspen Funding Corp.

3/13/00                           5.84                         20,000,000                      19,961,267

Asset Securitization Coop.
Corp.

3/3/00                            6.02 (b)                     7,000,000                       7,000,000

3/14/00                           6.17 (b)                     5,000,000                       5,000,000

Centric Capital Corp.

3/8/00                            6.03                         10,000,000                      9,988,450

Chase Manhattan Corp.

4/26/00                           6.03                         15,000,000                      14,863,500

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

3/8/00                            6.04                         10,000,000                      9,988,450

3/9/00                            6.04                         5,000,000                       4,993,389

4/4/00                            5.93                         25,000,000                      24,861,403

Commonwealth Bank of Australia

3/10/00                           6.03                         5,000,000                       4,992,575

Corporate Receivables Corp.

3/14/00                           5.86                         25,000,000                      24,947,458



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

CXC, Inc.

3/16/00                           6.09%                       $ 10,000,000                    $ 9,975,000

Daimler-Chrysler North
America Holding Corp.

3/6/00                            6.04                         5,000,000                       4,995,868

3/6/00                            6.05                         5,000,000                       4,995,903

3/13/00                           6.17                         10,000,000                      9,979,733

3/15/00                           6.09                         10,000,000                      9,976,667

Delaware Funding Corp.

3/20/00                           5.83                         5,585,000                       5,567,904

Edison Asset Securitization LLC

3/10/00                           5.96                         2,000,000                       1,997,100

Enterprise Funding Corp.

3/13/00                           5.84                         5,926,000                       5,914,523

Ford Motor Credit Co.

3/6/00                            6.05                         10,000,000                      9,991,722

GE Capital International
Funding, Inc.

3/10/00                           6.11                         10,000,000                      9,985,075

3/15/00                           6.06                         10,000,000                      9,977,056

General Electric Capital Corp.

3/3/00                            6.04                         25,000,000                      24,991,819

General Electric Capital
Services, Inc.

3/7/00                            5.91                         25,000,000                      24,976,042

General Motors Acceptance Corp.

3/6/00                            5.90                         5,000,000                       4,996,028

Goldman Sachs Group, Inc.

5/15/00                           6.00                         5,000,000                       4,938,438

Marsh USA, Inc.

3/22/00                           5.92                         5,000,000                       4,983,229

New Center Asset Trust

3/22/00                           5.83                         10,000,000                      9,966,167

Park Avenue Receivables Corp.

3/20/00                           5.83                         20,000,000                      19,938,778

Rohm & Haas Co.

3/8/00                            6.35                         2,000,000                       1,997,608

Tyco International Group SA

3/8/00                            6.72                         5,000,000                       4,993,583

Westdeutsche Landesbank
Girozentrale

5/24/00                           6.04                         25,000,000                      24,652,917

Windmill Funding Corp.

5/3/00                            6.00                         25,000,000                      24,741,438

TOTAL COMMERCIAL PAPER                                                                         396,095,082

FEDERAL AGENCIES - 12.7%



FANNIE MAE - 12.7%

Discount Notes - 12.7%

5/4/00                            5.91                         42,820,000                      42,376,956

8/10/00                           6.09                         25,000,000                      24,335,687

8/17/00                           6.12                         47,873,000                      46,538,061

                                                                                               113,250,704

U.S. TREASURY OBLIGATIONS -
5.6%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

U.S. TREASURY BILLS - 5.6%

4/27/00                           5.76%                       $ 50,000,000                    $ 49,548,747

BANK NOTES - 10.8%



Bank of America NA

8/15/00                           6.27                         35,000,000                      34,984,344

Bank One NA

7/26/00                           6.25                         5,000,000                       4,998,068

Bank One NA, Chicago

4/24/00                           6.00 (b)                     5,000,000                       4,997,114

First National Bank, Chicago

7/12/00                           5.75                         10,000,000                      9,998,255

First Union National Bank,
North Carolina

4/4/00                            6.09 (b)                     5,000,000                       5,000,000

Fleet National Bank

3/1/00                            5.96 (b)                     25,000,000                      24,995,607

Key Bank NA

3/16/00                           6.00 (b)                     6,000,000                       6,000,000

NationsBank NA

3/1/00                            5.91 (b)                     5,000,000                       4,999,789

TOTAL BANK NOTES                                                                               95,973,177

MASTER NOTES - 1.7%



J. P. Morgan Securities, Inc.

3/2/00                            5.86 (b)                     15,000,000                      15,000,000

MEDIUM-TERM NOTES - 4.0%



American Telephone & Telegraph

3/7/00                            5.95 (b)                     15,000,000                      15,000,000

CIESCO LP

3/15/00                           5.87 (b)                     5,000,000                       4,999,628

Ford Motor Credit Co.

3/1/00                            5.95 (b)                     6,000,000                       6,000,000

5/23/00                           6.09 (b)                     10,000,000                      9,996,714

TOTAL MEDIUM-TERM NOTES                                                                        35,996,342

SHORT-TERM NOTES - 1.0%



RACERS Series 1999 16MM,

3/2/00                            5.91 (a)(b)                  5,000,000                       5,000,000

SMM Trust Series 1999 E,

4/5/00                            6.02 (a)(b)                  2,000,000                       2,000,000



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

SMM Trust Series 1999 I,

5/26/00                           6.11% (a)(b)                $ 2,000,000                     $ 2,000,000

TOTAL SHORT-TERM NOTES                                                                          9,000,000


REPURCHASE AGREEMENTS - 7.2%

                              MATURITY AMOUNT

In a joint trading account    $ 3,769,614                    3,769,000
(U.S. Government
Obligations) dated 2/29/00
due 3/1/00 At 5.86%

With:

Deutsche Bank Securities,      20,003,344                    20,000,000
Inc.  At 6.02%, dated
2/29/00 due 3/1/00
(Corporate Bond Obligations)
(principal amount
$20,521,719) 7.15% - 7.91%,
11/15/09 - 12/15/27

Salomon Smith Barney  At       40,006,675                    40,000,000
6.01%, dated 2/29/00 due
3/1/00 (Commercial Paper
Obligations) (principal
amount $40,924,320) 0% -
6.02%, 3/10/00 - 3/31/00

TOTAL REPURCHASE AGREEMENTS                                  63,769,000

TOTAL INVESTMENT PORTFOLIO -                                 903,611,697
101.7%

NET OTHER ASSETS - (1.7)%                                   (14,742,539)

NET ASSETS - 100%                                         $ 888,869,158

Total Cost for Income Tax Purposes                        $ 903,611,697

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,000,000 or 1.0% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

OTHER INFORMATION

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $11,687,000. The weighted average interest rate was 5.37%. Interest earned from the interfund lending program amounted to $1,743 and is included in interest income on the Statement of Operations.

INCOME TAX INFORMATION

At February 29, 2000, the fund had a capital loss carryforward of approximately $6,000 all of which will expire on February 29, 2008.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                          FEBRUARY 29, 2000

ASSETS

Investment in securities, at                 $ 903,611,697
value (including repurchase
agreements of $63,769,000)
-  See accompanying schedule

Cash                                          255

Receivable for fund shares                    35,619,906
sold

Interest receivable                           2,869,931

Prepaid expenses                              41,555

 TOTAL ASSETS                                 942,143,344

LIABILITIES

Payable for fund shares        $ 52,598,513
redeemed

Distributions payable           300,601

Accrued management fee          155,212

Other payables and  accrued     219,860
expenses

 TOTAL LIABILITIES                            53,274,186

NET ASSETS                                   $ 888,869,158

Net Assets consist of:

Paid in capital                              $ 888,875,077

Accumulated undistributed                     (5,919)
net realized gain (loss)  on
investments

NET ASSETS, for 888,808,187                  $ 888,869,158
shares outstanding

NET ASSET VALUE and                           $1.00
redemption price per share
($888,869,158 (divided by)
888,808,187 shares)

Maximum offering price per                    $1.03
share (100/97.00 of $1.00)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 29, 2000

INTEREST INCOME                              $ 56,789,257

EXPENSES

Management fee                  $ 1,924,888

Transfer agent fees              2,197,634

Accounting fees and expenses     119,494

Non-interested trustees'         3,341
compensation

Custodian fees and expenses      24,558

Registration fees                636,569

Audit                            34,843

Legal                            3,590

Miscellaneous                    56,000

 Total expenses before           5,000,917
reductions

 Expense reductions              (13,922)     4,986,995

NET INTEREST INCOME                           51,802,262

NET REALIZED GAIN (LOSS)  ON                  (5,919)
INVESTMENTS

NET INCREASE IN NET ASSETS                   $ 51,796,343
RESULTING FROM OPERATIONS

OTHER INFORMATION Sales                      $ 1,898,136
charges paid to FDC

 Sales charges - Retained by                 $ 1,885,554
FDC

 Deferred sales charges                      $ 62,882
withheld   by FDC

 Expense reductions                          $ 5,294
  Custodian credits

  Transfer agent credits                      8,628

                                             $ 13,922

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 29, 2000  YEAR ENDED FEBRUARY 28, 1999
ASSETS

Operations Net interest income   $ 51,802,262                  $ 47,769,375

 Net realized gain (loss)         (5,919)                       54,995

 NET INCREASE (DECREASE) IN       51,796,343                    47,824,370
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (51,802,262)                  (47,769,375)
from net interest income

Share transactions at net         4,948,605,084                 6,779,151,867
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  47,380,569                    42,982,213
distributions from net
interest income

 Cost of shares redeemed          (5,233,284,138)               (6,280,934,055)

 NET INCREASE (DECREASE) IN       (237,298,485)                 541,200,025
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (237,304,404)                 541,255,020
IN NET ASSETS

NET ASSETS

 Beginning of period              1,126,173,562                 584,918,542

 End of period                   $ 888,869,158                 $ 1,126,173,562


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         2000 D     1999         1998       1997       1996 D

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000    $ 1.000      $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .050       .050         .051       .049       .054
Operations Net interest
income

Less Distributions

From net interest income          (.050)     (.050)       (.051)     (.049)     (.054)

Net asset value, end of period   $ 1.000    $ 1.000      $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A, B                 5.08%      5.08%        5.26%      5.02%      5.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 888,869  $ 1,126,174  $ 584,919  $ 848,168  $ 610,821
(000 omitted)

Ratio of expenses to average      .48%       .50%         .56%       .56%       .59%
net assets

Ratio of expenses to average      .48%       .49% C       .56%       .56%       .59%
net assets after expense
reductions

Ratio of net interest income      4.95%      5.03%        5.13%      4.92%      5.39%
to average net assets


A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE.
C FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES.
D FOR THE YEAR ENDED FEBRUARY 29

NOTES TO FINANCIAL STATEMENTS
For the period ended February 29, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-eight equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION:

EQUITY FUNDS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.

MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME:

EQUITY FUNDS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the money market fund.
Distributions are recorded on the ex-dividend date for all other funds.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss, and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

TRADING (REDEMPTION) FEES. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a trading fee equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, and other obligations found satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.

For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to annual rates that ranged from .57% to .59%, of average net assets for the equity funds.

For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to
 .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time, the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annual rate of .18%. The income-based portion of this fee was equal to $265,903, or an annual rate of .03% of the fund's average net assets.

SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC receives a sales charge of up to 3% for selling shares of each fund. A portion of these sales charges are reallowed to financial intermediaries. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). All deferred sales charges are retained by FDC. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund paid premiums of $49,866 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year.

EXCHANGE FEES. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other
Information" on each fund's Statement of Operations.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. SECURITY LENDING.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end

5. SECURITY LENDING - CONTINUED

is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 2.50% of average net assets. FMR retains the ability to be repaid by the funds for these expense reductions in the amount that expenses fall below the limit prior to the end of the fiscal year. For the period, the reimbursement reduced the expenses by $27,913 for Cyclical Industries Portfolio.

FMR has directed certain portfolio trades to brokers who paid a portion of certain equity funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares, and certain unaffiliated shareholders were each record owners of 10% or more of the total outstanding shares of the following funds:

BENEFICIAL INTEREST

FUND                     FMR % OF OWNERSHIP  NUMBER OF UNAFFILIATED  % OF UNAFFILIATED  OWNERSHIP
                                             SHAREHOLDERS

Cyclical Industries       29.5               -                       -

Environmental  Services   -                  1                       18.7

Industrial Materials      -                  1                       14.5

Multimedia                -                  1                       10.7

Natural Resources         35.0               -                       -


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

10. MERGER INFORMATION.

On February 29, 2000, Fidelity Select Gold Portfolio acquired all of the assets and assumed all of the liabilities of Fidelity Select Precious Metals and Minerals Portfolio. The acquisition, which was approved by the shareholders of Fidelity Select Precious Metals and Minerals Portfolio on February 16, 2000, was accomplished by an exchange of 7,736,425 shares of Fidelity Select Gold Portfolio for the 10,907,225 shares then outstanding (each valued at $9.54) of Fidelity Select Precious Metals and Minerals Portfolio. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity Select Precious Metals and Minerals Portfolio's net assets, including $14,545,376 of unrealized depreciation, were combined with Fidelity Select Gold Portfolio's net assets for total net assets after the acquisition of $283,966,204. In addition, FMR agreed to reimburse Fidelity Select Gold Portfolio's operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses, if any) above an annual rate of 1.54% of average net assets. This arrangement with Fidelity Select Gold Portfolio is effective March 1, 2000 and will remain in effect through February 28, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Select Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fidelity Select Portfolios at February 29, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Select Portfolios voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income for each of the following funds:

                                             AMOUNTS PER SHARE
                             RECORD &
FUND                         PAY DATE        EX. DATE DIVIDENDS CAPITAL GAINS
Air Transportation           4/10/00         4/7/00   -         $2.39

Banking                      4/17/00         4/14/00  $0.10     $2.48

Biotechnology                4/10/00         4/7/00   -         $2.11

Brokerage and Investment     4/10/00         4/7/00   -         $0.92
Management

Business Services and        4/17/00         4/14/00  -         $0.82
Outsourcing

Chemicals                    4/10/00         4/7/00   $0.03     -

Computers                    4/10/00         4/7/00   -         $3.79

Construction and Housing     4/17/00         4/14/00  -         $0.45

Cyclical Industries          4/17/00         4/14/00  -         $0.12

Defense and Aerospace        4/10/00         4/7/00   -         $0.75

Developing Communications    4/17/00         4/14/00  -         $1.75

Electronics                  4/10/00         4/7/00   -         $6.53

Energy                       4/10/00         4/7/00   $0.04     $0.96

Financial Services           4/10/00         4/7/00   $0.12     $1.65

Gold                         4/10/00         4/7/00   $0.03     -

Health Care                  4/10/00         4/7/00   $0.09     $3.96

Home Finance                 4/17/00         4/14/00  $0.03     $0.07

Industrial Equipment         4/17/00         4/14/00  -         $0.36

Industrial Materials         4/17/00         4/14/00  $0.02     -

Leisure                      4/10/00         4/7/00   -         $9.92

Medical Equipment and
Systems                      4/10/00         4/7/00   -         $1.63

Multimedia                   4/17/00         4/14/00  -         $2.50

Natural Gas                  4/17/00         4/14/00  -         $0.07

Natural Resources            4/17/00         4/14/00  -         $0.04

Paper and Forest Products    4/17/00         4/14/00  $0.04     -

Retailing                    4/17/00         4/14/00  -         $5.36

Software and Computer
Services                     4/10/00         4/7/00   -         $5.32

Technology                   4/10/00         4/7/00   -         $9.46

Telecommunications           4/10/00         4/7/00   -         $8.59

Transportation               4/17/00         4/14/00  -         $0.19

Utilities Growth             4/10/00         4/7/00   $0.07     $0.55


Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.082 and $.002 for the dividend paid from Select Precious Metals and Minerals Portfolio for the year ended February 29, 2000.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on February 16, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization between Fidelity Select Precious Metals and Minerals Portfolio and Fidelity Select Gold Portfolio providing for the transfer of all of the assets of Fidelity Select Precious Metals and Minerals Portfolio to Fidelity Select Gold Portfolio.

                # OF            % OF
                VOTES CAST      VOTES CAST
Affirmative     55,960,195.58   85.077

Against         5,879,093.17    8.938

Abstain         3,936,550.02    5.985

TOTAL           65,775,838.77   100.00

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Investments Money Management, Inc.,
 MONEY MARKET FUND
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Eric D. Roiter, SECRETARY
Robert A. Dwight, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
Maria F. Dwyer, DEPUTY TREASURER
Fred L. Henning Jr., VICE PRESIDENT, MONEY MARKET FUND
Boyce I. Greer, VICE PRESIDENT, MONEY MARKET FUND
John Todd, VICE PRESIDENT, MONEY MARKET FUND
Stanley N. Griffith, VICE PRESIDENT, MONEY MARKET FUND
John H. Costello, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER, MONEY MARKET FUND

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIANS
Brown Brothers Harriman & Co.
Boston, MA
 and
The Bank of New York
New York, NY

CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888

* INDEPENDENT TRUSTEES

FIDELITY SELECT PORTFOLIOS

CONSUMER SECTOR
Consumer Industries
Food and Agriculture
Leisure
Multimedia
Retailing

CYCLICALS SECTOR
Air Transportation
Automotive
Chemicals
Construction and Housing
Cyclical Industries
Defense and Aerospace
Environmental Services
Industrial Equipment
Industrial Materials
Paper and Forest Products
Transportation

FINANCIAL SERVICES SECTOR
Banking
Brokerage and Investment Management
Financial Services
Home Finance
Insurance

HEALTH CARE SECTOR
Biotechnology
Health Care
Medical Delivery
Medical Equipment and Systems

NATURAL RESOURCES SECTOR
Energy
Energy Service
Gold
Natural Resources

TECHNOLOGY SECTOR
Business Services and Outsourcing
Computers
Developing Communications
Electronics
Software and Computer Services
Technology

UTILITIES SECTOR
Natural Gas
Telecommunications
Utilities Growth

MONEY MARKET

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0111
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE


(2_FIDLIETY_LOGOS)(registered trademark)
 BULK RATE
U.S. Postage
PAID
Fidelity
Investments
P.O. Box 193
Boston, MA 02101